     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2008

                                                             FILE NO. 333-101928

                                                                       811-08580

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 12                                             /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 156                                                           /X/

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                           (Exact Name of Registrant)

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-1941

              (Depositor's Telephone Number, Including Area Code)

                                RICHARD J. WIRTH
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 1, 2008, pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on , pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     PART A

HARTFORD SELECT LEADERS

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

[TELEPHONE 1-800-862-6668 (CONTRACT OWNERS)
ICON]
      1-800-862-4397 (ACCOUNT EXECUTIVES)
[COMPUTER WWW.HARTFORDINVESTOR.COM
ICON]

                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Series II, Series IIR, Series III or Series IV of Hartford Select Leaders variable annuity. Please read it carefully before you purchase your variable annuity. Series II Contracts were issued before January 30, 2004. Series IIR Contracts were issued after January 30, 2004, but before November 15, 2004. Series III Contracts were issued on or after November 15, 2004, but before May 2, 2005. Series IV Contracts are issued on or after May 2, 2005.

The differences between Series II/IIR Contracts, Series III Contracts, and Series IV Contracts are the fees, expenses, and death benefits.

This variable annuity prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This is an individual, deferred, flexible-premium variable annuity. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X  Flexible, because you may add Premium Payments at any time.

X Generally tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: American Funds Insurance Series, Franklin Templeton Variable Insurance Products Trust, MFS(R) Variable Insurance TrustSM, Morgan Stanley Select Dimensions Series, The Universal Institutional Funds, Inc., and Van Kampen Life Investment Trust. The Funds are described in greater detail in
Section 3.

You may also allocate some or all of your Premium Payment to the Fixed Account, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Account are not segregated from our assets like the assets of the Separate Account.

You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 2008

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2008

2

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                       PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                  3
2. SYNOPSIS                                                                    6
3. GENERAL CONTRACT INFORMATION                                                9
  The Company                                                                  9
  The Separate Account                                                         9
  The Portfolios                                                               9
  Fixed Account                                                               14
4. PERFORMANCE RELATED INFORMATION                                            14
5. THE CONTRACT                                                               15
   a. Purchases and Contract Value                                            15
   b. Charges and Fees                                                        19
   c. The Hartford's Principal First and The Hartford's Principal             22
   First Preferred
   d. The Hartford's Lifetime Income Builder                                  25
   e. Death Benefits                                                          30
   f. Surrenders                                                              39
   g. Annuity Payouts                                                         41
   h. Other Programs Available                                                44
6. DEFINITIONS                                                                46
7. OTHER INFORMATION                                                          49
   Legal Proceedings                                                          51
   More Information                                                           51
   Financial Statements                                                       51
   State Variations                                                           51
8. FEDERAL TAX CONSIDERATIONS                                                 53
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      59
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT             APP I-1
PLANS
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                APP II-1
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES             APP III-1
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED --              APP IV-1
EXAMPLES
APPENDIX V -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES         APP V-1
APPENDIX VI -- EXCHANGE PROGRAMS                                        APP VI-1
APPENDIX VII -- OPTIONAL BENEFITS COMPARISON                           APP VII-1
APPENDIX VIII -- ACCUMULATION UNIT VALUES                             APP VIII-1

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1. HIGHLIGHTS

Below is a summary of some important information about your variable annuity Contract.

A. MAXIMUM ISSUE AGE:

Subject to State variations (see Section 7), the Annuitant, Contract Owner or joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see Sections 1(h) and 5(a). We, or any broker-dealer, investment adviser, financial adviser, Account Executive or selling firm ("Registered Representative"), may refuse to sell a Contract or any optional benefit to any person based on age and other relevant criteria. Optional benefits are also subject to separate maximum issue ages described in
Section 1(e) below.

B. INITIAL INVESTMENT: To purchase a Contract, you must complete our application or order request and submit it to us for approval with your first Premium Payment. The minimum first Premium Payment must be:

            NON-QUALIFIED CONTRACTS                    QUALIFIED CONTRACTS
--------------------------------------------------------------------------------
                    $1,000                                   $1,000

In some circumstances, if you enroll in the InvestEase(R) Program, we may allow a lower minimum initial investment.

Minimum additional investments must generally be $500 (other than systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly made through the InvestEase Program and contract specific variations). Premium Payments may not exceed $1 million without our prior approval. For more information, see Section 5(a).

RIGHT TO EXAMINE PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in Section 7 for more information.

C. Is the Fixed Account available? /X/ Yes / / No [see Section 3]

D. CONTINGENT DEFERRED SALES CHARGES:

There may be a variety of variable annuity products available for you to purchase from us. These products may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). Other variations among our variable annuities include, among other things, different Mortality and Risk Charges, different investment options, the amount of the minimum initial investment, access to the Fixed Accumulation Feature and the amount of commissions paid to your Registered Representative. The form of Contract you select is specified in your Application. NOT EVERY VARIABLE ANNUITY PRODUCT IS NECESSARILY AVAILABLE FROM YOUR REGISTERED REPRESENTATIVE.

This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:

YEAR                        1      2      3      4      5      6      7      8
--------------------------------------------------------------------------------
CHARGE                     7%     7%     7%     6%     5%     4%     3%     0%

For more information, see Sections 2, 5(b) and 7.

NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Contract Owner or joint Contract Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:

- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;

-   The nursing home or hospital stay must be prescribed by a physician; and

-   The stay in the nursing home or hospital must exceed 180 consecutive days.

See "State Variations" in Section 7 for more information.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you may withdraw annually without a Contingent Deferred Sales Charge.

- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.

- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.

While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.

E. CONTRACT CHARGES:

- MORTALITY AND EXPENSE RISK CHARGE: 1.45% annually, charged daily from Sub-Account Value.

- ADMINISTRATIVE CHARGE: 0.05% (Series III and Series IV Contracts) or 0.15% (Series II and Series IIR Contracts) annually, charged daily from Sub-Account Value.

- ANNUAL MAINTENANCE FEE: $30, waived for Contract Values of $50,000 and over on the Contract Anniversary or at full Surrender.

- PREMIUM TAXES: These are taxes paid to state or municipal authorities upon authorization and range from 0% to up to 3.5% of Premiums paid.

4

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Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values. See Section 5(b) for more information.

F. OPTIONAL FEATURES


    OPTIONAL FEATURE                 GENERAL PURPOSE
---------------------------------------------------------------
MAV/MAV Plus              Guaranteed Minimum Death Benefit that
                          ratchets up based on performance
The Hartford's Principal  Guaranteed Minimum Withdrawal Benefit
First                     with periodic step-up rights
The Hartford's Principal  Guaranteed Minimum Withdrawal Benefit
First Preferred
The Hartford's Lifetime   Guaranteed Minimum Lifetime
Income Builder Selects    Withdrawal Benefit with limited
                          annual step-up rights
The Hartford's Lifetime   Guaranteed Minimum Lifetime
Income Builder            Withdrawal Benefit with full annual
Portfolios                step-up rights
The Hartford's Lifetime   Guaranteed Minimum Lifetime
Income Builder II         Withdrawal Benefit with limited
                          annual step-up rights


For The Hartford's Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford's Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.

Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold/Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Threshold/Lifetime Benefit Payment.

Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your application and contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. Other optional features that are not actively sold are referenced in Appendices. For more information, see Section 5(d) and Appendix VI.C.

G. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:

- Payments for a Period Certain                  - Life Annuity with Payments
                                                 for a Period Certain
- Life Annuity                                   - Joint and Last Survivor
                                                 Annuity
- Life Annuity with a Cash Refund                - Joint and Last Survivor
                                                 Annuity with Payments for a
                                                 Period Certain

H. DEATH BENEFITS: A Death Benefit is the amount we will pay if the Annuitant, Contract Owner, or joint Contract Owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or joint Contract Owner on the date the Contract is issued. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See Section 5(e) for more information.

STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE

-   PREMIUM SECURITY DEATH BENEFIT (ISSUE AGES 0 - 80): The highest of

(i)  Contract Value,

(ii) total Premium Payments adjusted for Surrenders, or

(iii) Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death), whichever is less.

  Once issued, this Death Benefit doesn't change for as long as you own your Contract.

-   ASSET PROTECTION DEATH BENEFIT (ISSUE AGES 81-85): The highest of:

(i)  Contract Value, or

(ii) Premium Payments adjusted for Surrenders or Contract Value plus 25% of Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of death), whichever is less.

STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER

- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit replaces the standard Death Benefit. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value as of the date proof of death is received by us.

OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY

- MAV PLUS -- Subject to State variations, if you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and the greatest of (i) the Standard Death Benefit; (ii) Maximum Anniversary Value; or (iii) the Earnings Protection Benefit. In states where MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit." See Sections 2, 5(b), 5(e) and 7 for more information.

I. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY

You should work with a Registered Representative that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER AMONG OTHER THINGS:

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-   How long you intend to hold the variable annuity (also referred to as investment time horizon).

- Whether you can afford to make Premium Payments based on your other assets and income.

- Whether you thoroughly understand how this product works and how charges may affect your investments.

- Whether you are able to accept market fluctuations based on underlying Fund performance.

- Whether you have a need for tax-deferral, lifetime income and/or a guaranteed withdrawal benefit or a death benefit.

- Whether investing in a variable annuity through any form of qualified plan or IRA may be the right investment decision even though a variable annuity will provide no additional tax advantages.

- Whether you have a need for long-term income, tax deferral or a death benefit (especially if you are an older person).

- You should not invest in this variable annuity if you want to make frequent Sub-Account transfers.

- While we provide several ways for you to access your money, not all of your Premium Payments may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on some or all of the money you take out.

- Changing the ownership of your Contract may have adverse tax consequences and can result in the recalculation of your benefits.

-   Asset-based fees, also known as service

For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232

J. WILL MY REGISTERED REPRESENTATIVE BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A COMPENSATION FOR SELLING THIS VARIABLE ANNUITY?

We pay an up-front commission of up to 7% and trail commissions will generally not be more than 1% of your Contract Value. Commissions vary based on the type of Contract sold. We also provide various promotional incentives to induce Financial Intermediaries to promote our products over others. This could create an incentive for your Registered Representative to recommend products that best compensate them rather than ones that may meet your needs. We encourage you to check with your Registered Representative about whether they are working on a fee-based or commission-based compensation arrangement. See Section 7 for more information.

6

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2. SYNOPSIS

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)                                     None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)
 First Year (2)                                                                                               7%
  Second Year                                                                                                 7%
  Third Year                                                                                                  7%
  Fourth Year                                                                                                 6%
  Fifth Year                                                                                                  5%
  Sixth Year                                                                                                  4%
  Seventh Year                                                                                                3%
  Eighth Year                                                                                                 0%

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. See Section 5(b) for more information.

(2)  Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.


                  SERIES II &
                   SERIES IIR   SERIES III AND IV
-------------------------------------------------
ANNUAL
MAINTENANCE FEE
(3)                        $30             $30
SEPARATE ACCOUNT
 ANNUAL EXPENSES
 (as a
 percentage of
 average daily
 Sub-Account
 Value)
 Mortality and
 Expense Risk
 Charge                  1.45%           1.45%
  Administrative
   Charge                0.15%           0.05%
  Total Separate
   Account
   Annual
   Expenses              1.60%           1.50%
OPTIONAL CHARGES
 (as a
 percentage of
 average daily
 Sub-Account
 Value)
 MAV Plus Death
 Benefit Charge
 (4)                     0.30%           0.30%
  The Hartford's
   Principal
   First Charge
   (5)(6)                0.75%           0.75%
  The Hartford's
   Principal
   First
   Preferred
   Charge (5)            0.20%           0.20%
  Total Separate
   Account
   Annual
   Expenses with
   optional
   benefit
   Separate
   Account
   charges (7)           2.65%           2.55%
OPTIONAL CHARGES
 (as a
 percentage of
 the Benefit
 Amount (8))
 The Hartford's
 Lifetime Income
 Builder Charge
 (5)(6)(9)               0.75%           0.75%
OPTIONAL CHARGES
 (as a
 percentage of
 the Payment
 Base (8))
  The Hartford's
   Lifetime
   Income
   Builder II
   Charge                0.75%           0.75%
  The Hartford's
   Lifetime
   Income
   Builder
   Selects
   (5)(6)
    Single Life
     Option
     Charge              1.50%           1.50%
   Joint/Spousal
     Life Option
     Charge              1.50%           1.50%
  The Hartford's
   Lifetime
   Income
   Builder
   Portfolios
   (5)(6)
    Single Life
     Option
     Charge              1.50%           1.50%
   Joint/Spousal
     Life Option
     Charge              1.50%           1.50%



(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.


(4)  See "State Variations" under Section 7 for additional information.

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(5)  You may choose only one of the following: The Hartford's Principal First,
     The Hartford's Principal First Preferred, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios.


(6) The current charges for new purchases are The Hartford's Lifetime Income Builder (0.40%), The Hartford's Lifetime Income Builder II (0.40%), The Hartford's Principal First (0.50%), The Hartford's Lifetime Income Builder Selects (0.55%) and The Hartford's Lifetime Income Builder Portfolios (0.65%).


(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges excluding The Hartford's Lifetime Income Builder charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.

(8)  See "Does the Benefit Amount/Payment Base change under this rider?" in
     Section 5(d) and Appendices VI & VII Appendix VI.D for a description of "Benefit Amount" and "Payment Base."

(9) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

THE NEXT ITEM TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.52%              1.63%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

8

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


SERIES III AND IV CONTRACTS


(1)  If you Surrender your Contract at the end of the applicable time period:


                                              SERIES II/IIR      SERIES III/IV
--------------------------------------------------------------------------------
1 year                                            $1,115             $1,120
3 years                                           $2,033             $2,047
5 years                                           $2,766             $2,788
10 years                                          $4,616             $4,658


(2)  If you annuitize at the end of the applicable time period:


1 year                                      $346    $352
3 years                                     $1,257  $1,271
5 years                                     $2,175  $2,198
10 years                                    $4,507  $4,549


(3)  If you do not Surrender your Contract:


1 year                                      $452    $457
3 years                                     $1,363  $1,378
5 years                                     $2,282  $2,306
10 years                                    $4,616  $4,658



CONDENSED FINANCIAL INFORMATION


--------------------------------------------------------------------------------

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix VI for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

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3. GENERAL CONTRACT INFORMATION

THE COMPANY

We are stock life insurance companies engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States, except New York, and in the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.

- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

THE PORTFOLIOS

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS GLOBAL GROWTH FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located around the
                                         world.
 AMERICAN FUNDS GLOBAL SMALL             Seeks to make your investment grow over      Capital Research and Management Company
  CAPITALIZATION FUND -- CLASS 2         time by investing primarily in stocks of
                                         smaller companies located around the world.
 AMERICAN FUNDS GROWTH FUND -- CLASS 2   Seeks to make your investment grow by        Capital Research and Management Company
                                         investing primarily in common stocks of
                                         companies that appear to offer superior
                                         opportunities for growth of capital.

10

-------------------------------------------------------------------------------


                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS GROWTH-INCOME FUND --    Seeks to make your investment grow and       Capital Research and Management Company
  CLASS 2                                provide you with income over time by
                                         investing primarily in common stocks or
                                         other securities that demonstrate the
                                         potential for appreciation and/or
                                         dividends.
 AMERICAN FUNDS INTERNATIONAL FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located outside the
                                         United States.
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 FRANKLIN SMALL-MID CAP GROWTH           Long-term growth of capital                  Franklin Advisers, Inc.
  SECURITIES FUND -- CLASS 2 (1)
 FRANKLIN STRATEGIC INCOME SECURITIES    High level of current income, with capital   Franklin Advisers, Inc.
  FUND -- CLASS 1                        appreciation over the long term as a
                                         secondary goal
 MUTUAL SHARES SECURITIES FUND -- CLASS  Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  2                                      secondary goal
 TEMPLETON DEVELOPING MARKETS            Long-term capital appreciation               Templeton Asset Management Ltd.
  SECURITIES FUND -- CLASS 1
 TEMPLETON GROWTH SECURITIES FUND --     Long-term growth of capital                  Templeton Global Advisors Limited
  CLASS 2                                                                             Sub-advised by Templeton Asset Management
                                                                                      Ltd.
 MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) CORE EQUITY SERIES -- INITIAL    Capital appreciation                         MFS Investment Management(R)
  CLASS (2)
 MFS(R) GROWTH SERIES -- INITIAL CLASS   Capital appreciation                         MFS Investment Management(R)
  (3)
 MFS(R) INVESTORS GROWTH STOCK SERIES    Capital appreciation                         MFS Investment Management(R)
  -- INITIAL CLASS
 MFS(R) INVESTORS TRUST SERIES --        Capital appreciation                         MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) TOTAL RETURN SERIES -- INITIAL   Total return                                 MFS Investment Management(R)
  CLASS
MORGAN STANLEY SELECT DIMENSIONS
INVESTMENT SERIES
 MORGAN STANLEY -- BALANCED PORTFOLIO    Capital growth with reasonable current       Morgan Stanley Investment Advisors Inc.
  -- CLASS Y                             income
 MORGAN STANLEY -- CAPITAL GROWTH        Long-term growth of capital                  Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y (4)
 MORGAN STANLEY -- CAPITAL               Long-term growth of capital                  Morgan Stanley Investment Advisors Inc.
  OPPORTUNITIES PORTFOLIO -- CLASS Y
 MORGAN STANLEY -- DIVIDEND GROWTH       Reasonable current income and long-term      Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y                   growth of income and capital
 MORGAN STANLEY -- EQUALLY -- WEIGHTED   High level of total return on its assets     Morgan Stanley Investment Advisors Inc.
  S&P 500 PORTFOLIO -- CLASS Y           through a combination of capital
                                         appreciation and current income

-------------------------------------------------------------------------------


                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY -- FLEXIBLE INCOME       High level of current income. A secondary    Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y                   objective is to maximize total return, but
                                         only to the extent consistent with primary
                                         objective
 MORGAN STANLEY -- FOCUS GROWTH          Long-term capital growth                     Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y (5)
 MORGAN STANLEY -- GLOBAL EQUITY         Total return through long-term capital       Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y                   growth and to a lesser extent from income
 MORGAN STANLEY -- MID CAP GROWTH        Long-term growth of capital                  Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y (6)
 MORGAN STANLEY -- MONEY MARKET          High current income, preservation of         Morgan Stanley Investment Advisors Inc.
  PORTFOLIO -- CLASS Y**                 capital and liquidity
 MORGAN STANLEY -- UTILITIES PORTFOLIO   Capital appreciation and current income      Morgan Stanley Investment Advisors Inc.
  -- CLASS Y +
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 VAN KAMPEN -- UIF CORE PLUS FIXED       Above-average total return over a market     Morgan Stanley Investment Management Inc.
  INCOME PORTFOLIO -- CLASS I            cycle of three to five years by investing
                                         primarily in a diversified portfolio of
                                         fixed income securities.
 VAN KAMPEN -- UIF EMERGING MARKETS      High total return by investing primarily in  Morgan Stanley Investment Management Inc.
  DEBT PORTFOLIO -- CLASS I              fixed income securities of government and
                                         government-related issuers and, to a lesser
                                         extent, of corporate issuers in emerging
                                         market countries.
 VAN KAMPEN -- UIF EMERGING MARKETS      Long-term capital appreciation by investing  Morgan Stanley Investment Management Inc.
  EQUITY PORTFOLIO -- CLASS I            primarily in growth-oriented equity          Sub-advised by Morgan Stanley Investment
                                         securities of issuers in emerging market     Management Company
                                         countries.
 VAN KAMPEN -- UIF EQUITY AND INCOME     Capital appreciation and current income      Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II
 VAN KAMPEN -- UIF GLOBAL FRANCHISE      Long-term capital appreciation               Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II                                                               Sub-advised by Morgan Stanley Investment
                                                                                      Management Limited
 VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO  Above-average total return over a market     Morgan Stanley Investment Management Inc.
  -- CLASS I                             cycle of three to five years by investing
                                         primarily in a diversified portfolio of
                                         high yield securities.
 VAN KAMPEN -- UIF SMALL COMPANY GROWTH  Long-term capital appreciation by investing  Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II                  primarily in growth-oriented equity
                                         securities of small companies.
 VAN KAMPEN -- UIF U.S. MID CAP VALUE    Above-average total return over a market     Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS I                   cycle of three to five years by investing
                                         primarily in common stocks and other equity
                                         securities.
VAN KAMPEN LIFE INVESTMENT TRUST
 VAN KAMPEN LIT CAPITAL GROWTH           Capital appreciation                         Van Kampen Asset Management
  PORTFOLIO (7)

12

-------------------------------------------------------------------------------


                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 VAN KAMPEN LIT COMSTOCK PORTFOLIO --    Capital growth and income through            Van Kampen Asset Management
  CLASS II                               investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.
 VAN KAMPEN LIT ENTERPRISE PORTFOLIO --  Capital appreciation through investments in  Van Kampen Asset Management
  CLASS II                               securities believed by the Portfolio's
                                         investment adviser to have above average
                                         potential for capital appreciation.
 VAN KAMPEN LIT GOVERNMENT PORTFOLIO --  Provide investors with high current return   Van Kampen Asset Management
  CLASS II                               consistent with preservation of capital
 VAN KAMPEN LIT GROWTH AND INCOME        Seeks to provide long-term growth of         Van Kampen Asset Management
  PORTFOLIO -- CLASS II                  capital and income primarily through
                                         investments in common stocks.
 VAN KAMPEN LIT MID CAP GROWTH           Capital growth                               Van Kampen Asset Management
  PORTFOLIO -- CLASS II (8)
 FIXED ACCUMULATION FEATURE *            Preservation of capital                      General Account


+ Closed to new and subsequent Premium Payments and transfers of Contract Value.

* The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.

** In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

NOTES


(1)  Formerly Franklin Small Cap Fund



(2)  Formerly MFS(R) Capital Opportunities Series -- Initial Class



(3)  Formerly MFS(R) Emerging Growth Series -- Initial Class



(4)  Formerly Morgan Stanley -- Growth Portfolio -- Class Y



(5)  Formerly Morgan Stanley -- American Opportunities Portfolio -- Class Y



(6)  Formerly Morgan Stanley -- Developing Growth Portfolio -- Class Y



(7)  Formerly Van Kampen LIT Strategic Growth Portfolio -- Class II



(8)  Formerly Van Kampen LIT Aggressive Growth Portfolio -- Class II


Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees, operating expenses and sales charges that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.

We do not guarantee the investment results of any of the underlying Funds.

The Funds may not be available in all states.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.

Certain underlying funds may also be held to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans

-------------------------------------------------------------------------------

that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See Section 8 for more information.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the out-come of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes to the Funds offered under your contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determine that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2007, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Branch Banking & Trust Company, Evergreen Investment Services Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Fifth Third Bank Corporation, Franklin Templeton Services, LLC, The Huntington Funds, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Merrill Lynch Asset Management & Princeton Funds Distributor, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, MTB Investment Advisors, Inc., Banc of America Advisors, LLC, Banc One Investment Advisors Corporation, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, SunTrust Securities, Inc. & Trusco Capital Management, Inc., UBS Financial Services, Inc., Van Kampen Life Investment Trust & Van Kampen Asset Management, Van Kampen Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

14

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We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund
II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.25%, respectively, in 2007, and are not expected to exceed 0.50% and 0.35%, respectively, in 2008, of the annual percentage of the average daily net assets (for instance, in 2007, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2007, revenue sharing and Rule 12b-1 fees did not exceed $162.2 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

FIXED ACCOUNT

THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCOUNT OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments and Contract Values allocated to the Fixed Account become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Account are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Account at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.

We will account for any deductions, Surrenders or transfers from the Fixed Account on a "first-in first-out" basis. The Fixed Account interest rates may vary by State.

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Account at any time in our sole discretion. We may close the Fixed Account to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Account available only through enrollment in a program that we establish.

4. PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

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If applicable, the Sub-Accounts may advertise yield in addition to total return.
This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. THE CONTRACT

A. PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

This prospectus describes four versions of the Contract. Series II Contracts were issued before January 30, 2004. Series IIR contracts were issued after January 30, 2004, but before November 19, 2004. Series III Contracts were issued on or after November 19, 2004, but before May 2, 2005. Series IV Contracts are issued on or after May 2, 2005.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.

The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

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Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will usually be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. The suitability and good order process can take up to 17 Business Days from when you leave your Premium with your Registered Representative. During this period, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for market losses, gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative's recommendations. Your Financial Institution, and we, may directly or indirectly earn income on your Premium Payments. These circumstances represent a conflict of interest. For more information, contact your Registered Representative.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel you Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of the value of the Fixed Account and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

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CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                 PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth            Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number of       Yes
other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to any       Yes
number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth            No
Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an
international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.


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THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

FUND TRADING POLICIES -- You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information.

Fund abusive trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCOUNT FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Account Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

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                                                                          19

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FIXED ACCOUNT FEATURE TRANSFER RESTRICTIONS -- Each Contract Year, you may
transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Account Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Account Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Account Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Account Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Account Feature before moving Sub-Account Values back to the Fixed Account Feature. If you make systematic transfers from the Fixed Account Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account Feature.

TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.

Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of any Valuation Day on the day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

B. CHARGES AND FEES

Specific charges and fees are described in the Highlights Section.

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Account Executives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.

Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from 10% of Premium Payments still subject to a Contingent Deferred Sales Charge and then from Premium Payments subject to a Contingent Deferred Sales Charge on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.

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For the examples below, assume that you made an initial Premium Payment of
$10,000 and, on the fourth Contract Anniversary, you made an additional Premium Payment of $20,000.

In Contract Year 6, when your Contract Value is $34,000, you make a partial Surrender of $15,000. Because the initial premium is still subject to a Contingent Deferred Sales Charge, we will determine the Contingent Deferred Sales Charge for your partial surrender as follows:

- We will Surrender 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.

- We will then Surrender the Premium Payments that have been in the Contract the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 4% on that amount, or $400.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 7% of the $2,000, or $140.

-   Your Contingent Deferred Sales Charge is $540.

In Contract Year 8 (i.e., when the initial Premium Payment is no longer subject to a Contingent Deferred Sales Charge) when your Contract Value is $37,000, you make a partial Surrender of $25,000. Because the initial Premium Payment of $10,000 is not subject to a Contingent Deferred Sales Charge, but the additional Premium Payment of $20,000 is, we will determine the Contingent Deferred Sales Charge for your partial surrender as follows:

- We will first surrender earnings, which is the Contract Value ($37,000) less your Premium Payments ($30,000), or $7,000.

- We will next surrender Premium Payments not subject to Contingent Deferred Sales Charges. Therefore, the next $10,000 will be from the surrender of the initial Premium Payment, which has no Contingent Deferred Sales Charge.

- We will next surrender the Annual Withdrawal Amount, which is 10% of the Premium Payments subject to a Contingent Deferred Sales Charge, or $2,000, without charging a Contingent Deferred Sales Charge.

- The final $6,000 will be surrendered from the additional Premium Payment. The Contingent Deferred Sales Charge is 6% of the amount of that premium that is surrendered, or $360.

-   Your Contingent Deferred Sales Charge is $360.

If you have any questions about these charges, please contact us or your Registered Representative.

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

- Exchanges -- As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.

For this waiver to apply, you must:

-   have owned the Contract continuously since it was issued,

-   provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.

- Upon death of the Annuitant, or any Contract Owner -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.

- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary

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  exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent
  Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment or Lifetime Benefit Payment amount as the case may be.

- For Required Minimum Distributions -- This allows Annuitants who are age 70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct for Series II, Series IIR, Series III and Series IV Contracts a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the CDSCs and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

For administration, we apply a daily charge for Series II and Series IIR Contracts at the rate of 0.15% per year against all Contract Values held in the Separate Account during both the accumulation and the annuity phases of the Contract. For Series III Contracts and Series IV Contracts, we apply a daily charge at the rate of 0.5% per year against all Contract Values

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held in the Separate Account during both the accumulation and the annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

CHARGES FOR OPTIONAL BENEFITS

- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV/EPB Death Benefit," subject to state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract. This optional death benefit is only available for Series IV Contracts.

- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time.

- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. We will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel the rider. You may elect the annuitization option at any time. You may elect to cancel this rider after the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract.

- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED

ELECTING THE HARTFORD'S PRINCIPAL FIRST OR THE HARTFORD'S PRINCIPAL FIRST PREFERRED

You may elect only one optional benefit; The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder. The Hartford's Principal First Preferred is no longer for sale.

For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older and The Hartford's Principal First Preferred if the Contract Owner or Annuitant is age 71 or older.

You cannot elect The Hartford's Principal First Preferred after May 1, 2008.

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Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated. If you do not cancel it, we will continue to deduct The Hartford's Principal First Preferred Charge until we begin to make Annuity Payouts.

Whether you elect either The Hartford's Principal First or The Hartford's Principal First Preferred, a company-sponsored exchange will not be considered to be a revocation or termination of either benefit.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT

The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.

-   Your Benefit Amount can never be more than $5 million.

-   Your Benefit Amount is reduced as you take withdrawals.

Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment"). The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.

BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.

If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count the first year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.

Benefit Payments can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.

If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT OUT OF YOUR CONTRACT WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT MAY BE LOWER IN THE FUTURE. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of your New Contract Value. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of your New Contract Value.

- If the New Contract Value is less than the New Benefit Amount, your New Benefit Amount is then equal to the New Contract Value. We have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values.

Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford's Principal First Preferred and The Hartford's Principal First, respectively. If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.

The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.

Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.

If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option whichever is applicable or any of the death benefit options offered in your Contract.

If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.

THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP

Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.

We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. At the time you elect to "step up," we may be charging more for The Hartford's Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon "step-up" we will charge you the current charge. Before you decide to "step-up," you should request a current prospectus which will describe the current charge for this benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups" that reset your Benefit Amount to the then prevailing Contract Value.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called "election dates" in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.


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-   Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

- We will not accept any written election request received more than 30 days prior to an election date.

- We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.

- If an election form is received in good order within the 30 days prior to an election date, the "step up" will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the "step up" will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS

We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.

REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION

The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.

You cannot elect The Hartford's Principal First Preferred after May 1, 2008.

We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."

D. THE HARTFORD'S LIFETIME INCOME BUILDER

This rider is closed to new investors.

OVERVIEW

The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:

- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS:a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) (or Annuitant if the contract owner is a trust) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or

- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT.

ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER

This rider is closed to new investors. You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. However, a Company sponsored exchange of this rider will not be considered to be a revocation or termination of this rider. The benefits comprising The Hartford's Lifetime Income Builder may not be

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purchased separately. This rider is no longer available for new sales.

The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.

If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.

DETERMINING YOUR BENEFIT AMOUNT

The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, and subtract 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.

- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.

- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
        (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  the Contract Value immediately following the Surrender; or

        (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

- Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.

If your automatic Benefit Amount increases have been suspended as a result of your declining a fee increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.

Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.

Please refer to the Examples included in Appendix VI for a more complete description of these effects.

WITHDRAWAL BENEFIT

The following Section describes both BENEFIT PAYMENTS and LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.

BENEFIT PAYMENTS

Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the Benefit Payment immediately prior to the Surrender.

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    B.  If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.

If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

LIFETIME BENEFIT PAYMENT

Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.

Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.

Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.

If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.

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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.

Please refer to the Examples included in Appendix V for a more complete description of these effects.

SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.

If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.

GUARANTEED MINIMUM DEATH BENEFIT PROVISION

The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.

OWNERSHIP CHANGE

We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.

Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.

An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):

    (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.

    (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.

In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.

SPOUSAL CONTRACT CONTINUATION

If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).

If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

    (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only

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                                                                          29

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       and the Withdrawal Benefit will terminate. The charge will discontinue.

    (B) If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.

In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.

ANNUITY COMMENCEMENT DATE

If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.

OTHER INFORMATION

The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.

For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.

The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:

- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.

- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.

- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.

- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.

- Spouses who are not a joint Owner or a Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.

- Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another "lifetime" payout option but will not be subject to automatic Benefit Amount increases.

-   Certain ownership changes may result in a reduction of benefits.

-   We may not allow assignments under The Hartford's Lifetime Income Builder.

- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.

For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.

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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER

                                                                 THE HARTFORD'S PRINCIPAL              THE HARTFORD'S LIFETIME
      FEATURES           THE HARTFORD'S PRINCIPAL FIRST               FIRST PREFERRED                      INCOME BUILDER
------------------------------------------------------------------------------------------------------------------------------------
Charge                 0.50% of Sub-Account Value           0.20% of Sub-Account Value           0.40% of the Benefit Amount
Benefit Payment        7% of Benefit Amount                 5% of Benefit Amount                 5% of highest Benefit Amount
Revocability           - Irrevocable                        - Revocable anytime after the 5th    - Irrevocable
                       - Charge continues to be deducted    Contract Year or the 5th             - Charge continues to be deducted
                       until we begin to make annuity       Anniversary of the date you added    until we begin to make Annuity
                       payouts                              The Hartford's Principal First       Payouts
                                                            Preferred to your Contract
                                                            - Charge continues to be deducted
                                                            until we begin to make annuity
                                                            payout or charge will terminate if
                                                            The Hartford's Principal First
                                                            Preferred is cancelled
Step Up                - After the 5th Contract Year,       - Not Available                      - Annual, automatically calculated,
                       every five years thereafter, if                                           unless opted out
                       elected
Lifetime Benefit       - Not Available                      - Not Available                      - Available
Payments
Death Benefit          - Premium Security or Asset          - Premium Security or Asset          - The Hartford's Lifetime Income
                       Protection Death Benefit             Protection Death Benefit             Builder Guaranteed Minimum Death
                                                                                                 Benefit
Maximum Issue Age      - Non-Qualified & Roth IRA -- Age    - Non-Qualified & Roth IRA -- Age    - Non-Qualified/Roth IRA -- Age 75
                       85                                   85                                   - IRA/qualified -- Age 75
                       - IRA/Qualified -- Age 80            - IRA/Qualified -- Age 70
Investment             - None                               - We reserve the right to limit the  - None, unless approved ownership
Restrictions                                                Sub-Accounts into which you may      change.
                                                            invest. This restriction is not
                                                            currently enforced.
Spousal Contract       - Available                          - Available                          - Available
Continuation

E. DEATH BENEFITS

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds.

DEATH BENEFIT FOR SERIES IV CONTRACTS

In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Security Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Account Executive or us.

This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and

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                                                                          31

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your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.

This minimum guaranteed Death Benefit is offered at no additional cost. If you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.

THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are all younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

-   Your Contract Value on the date we receive due proof of death;

-   Your Total Premium Payments adjusted for any partial Surrenders; or

-   The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of A, B and, if applicable, C below:

A.  Your Contract Value on the date we receive due proof of death;

B.  The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

C. If one of you and your Annuitant is age 81 or older on the date we issue this Contract and one of you and your Annuitant is age 79 or younger on the date we issue this Contract, the death benefit payable upon the death of the younger of you or your Annuitant as determined above will be subject to the following minimum amount:

-   The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

-   Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT FOR SERIES IV CONTRACTS

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.

In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum

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Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Account Executive or contact us. WE ALSO HAVE EXAMPLES OF THE DEATH BENEFIT CALCULATIONS IN APPENDIX II AT THE END OF THE PROSPECTUS THAT MAY BE HELPFUL IN UNDERSTANDING THE DEATH BENEFIT CHOICES.

THE MAV PLUS DEATH BENEFIT

You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or contact us or your Account Executive.

The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.

The MAV Plus Death Benefit is the greatest of:

-   Your Contract Value on the date we receive due proof of death;

-   Total Premium Payments adjusted for any partial Surrender;

-   Your Maximum Anniversary Value; or

-   Your Earnings Protection Benefit described below.

EARNINGS PROTECTION BENEFIT

The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms gain and cap are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

-   Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS FOR SERIES IV CONTRACTS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:

- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

-   Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

-   The aggregate Premium Payments reduced by an adjustment for any Surrenders;
    or

-   The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

-   The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

DEATH BENEFIT FOR SERIES II, SERIES IIR AND SERIES III CONTRACTS

You can purchase this Contract with either the Asset Protection Death Benefit or the Premium Protection Death Benefit. You cannot choose both. If you do not choose a Death Benefit, we will issue your Contract with the Asset Protection Death Benefit.

You may also elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV/EPB Death Benefit," which is short for "Maximum Anniversary Value/Earnings Protection Benefit Death Benefit." The

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                                                                          33

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MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.

Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, call your Account Executive or contact us.

THE FOLLOWING TABLE SUMMARIZES INFORMATION ABOUT THE DEATH BENEFIT CHOICES IN THE SERIES II, SERIES IIR AND SERIES III CONTRACTS. WE ALSO HAVE EXAMPLES OF THE DEATH BENEFIT CALCULATIONS IN APPENDIX II AT THE END OF THE PROSPECTUS THAT MAY BE HELPFUL IN UNDERSTANDING THE DEATH BENEFIT CHOICES.

STANDARD
DEATH BENEFIT
CHOICES                                    SUMMARY                                           HOW IT WORKS
----------------------------------------------------------------------------------------------------------------------------
Asset                 Not available if you elect the Premium Protection   This Death Benefit is the greatest of:
Protection            Death Benefit.                                      -- Contract Value; or
Death                 No extra charge.                                    -- Contract Value PLUS 25% of the total Premium
Benefit               If you do not elect a Death Benefit, we will issue  Payments excluding any subsequent Premium Payments
                      your Contract with the Asset Protection Death       we receive within 12 months of death or after
                      Benefit.                                            death. Premium Payments are adjusted for any
                                                                          partial Surrenders; or
                                                                          -- Contract Value PLUS 25% of your Maximum
                                                                          Anniversary Value excluding any subsequent Premium
                                                                          Payments we receive within 12 months of death or
                                                                          after death.
                                                                          This Death Benefit cannot exceed the greatest of:
                                                                          -- Contract Value; or
                                                                          -- Total Premium Payments adjusted for any partial
                                                                          Surrenders; or
                                                                          -- Your Maximum Anniversary Value.
Premium               Not available if you elect the Asset Protection     This Death Benefit is the greater of:
Protection            Death Benefit.                                      -- Contract Value; or
Death                 No extra charge.                                    -- Total Premium Payments you have made to us
Benefit               You cannot choose this Death Benefit if either you  minus an adjustment for any partial Surrenders.
                      or your Annuitant are 76 years old or older.

OPTIONAL
DEATH BENEFIT                              SUMMARY                                           HOW IT WORKS
----------------------------------------------------------------------------------------------------------------------------
MAV/EPB               Optional Death Benefit that is available for an     If you elect this Death Benefit with the Asset
Death                 additional annual charge based on your Contract     Protection Death Benefit, your Death Benefit will
Benefit               Value invested in the Sub-Accounts and is deducted  be the greatest of:
                      daily.                                              -- The Asset Protection Death Benefit described
                      Only available upon purchase.                       above;
                      May elect in addition to either the Asset           -- The total Premium Payments you have made to us
                      Protection Death Benefit or the Premium Protection  adjusted for any partial Surrenders;
                      Death Benefit. The Death Benefit will be the same   -- Your Maximum Anniversary Value; or
                      regardless of whether you elect the Asset           -- The Earnings Protection Benefit.
                      Protection Death Benefit or the Premium Protection  If you elect this Death Benefit with the Premium
                      Death Benefit.                                      Protection Death Benefit, your Death Benefit will
                      You cannot choose this Death Benefit by itself.     be the greatest of:
                      You cannot choose this Death Benefit if you or      -- The Premium Protection Death Benefit described
                      your Annuitant are 76 years old or older.           above;
                                                                          -- Your Maximum Anniversary Value; or
                                                                          -- The Earnings Protection Benefit.

34

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ASSET PROTECTION DEATH BENEFIT

The Asset Protection Death Benefit is one of the two standard Death Benefit choices.

HERE IS AN EXAMPLE OF HOW THE ASSET PROTECTION DEATH BENEFIT WORKS.

Assume that:

-     You made an initial Premium Payment of $100,000.
-     In your fourth Contract Year, you made a partial Surrender of $8,000.
- Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000.
- On the day we calculate the Death Benefit, your Contract Value was $115,000.
-     Your Maximum Anniversary Value was $150,000.

We determine the Asset Protection Death Benefit by finding the    Based on the assumptions above, here is how we would do the
greatest of these three values:                                   actual calculations:
-- Contract Value or                                              Contract Value equals $115,000.
-- Contract Value PLUS 25% of the total Premium Payments          $115,000 + [25% (($100,000 - $0) - $8,000)] = $138,000
excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or
-- Contract Value PLUS 25% of your Maximum Anniversary Value      $115,000 + [25% ($150,000)] = $152,500.
excluding any subsequent Premium Payments we receive within 12 months of death or after death.

THE ASSET PROTECTION DEATH BENEFIT HAS A MAXIMUM. THAT MEANS THE DEATH BENEFIT CANNOT EXCEED THE ASSET PROTECTION DEATH BENEFIT MAXIMUM.

Asset Protection Death Benefit Maximum:
The Asset Protection Death Benefit cannot exceed the greatest       Based on the assumptions above, here is the calculation of
of:                                                                 the Asset Protection Death Benefit Maximum:
-- Contract Value;                                                  - Contract Value is $115,000,
-- Total Premium Payments you have made to us, adjusted for         - Total Premium Payments you have made to us minus an
any partial Surrenders; or                                          adjustment for any partial Surrenders [$100,000 - $8,000 =
                                                                    $92,000], or
-- Your Maximum Anniversary Value.                                  - Your Maximum Anniversary Value is $150,000.
Because the greatest of the three values above is $150,000,
the maximum Death Benefit is $150,000.

The discussion of the Death Benefit choices above says that we make an ADJUSTMENT TO YOUR TOTAL PREMIUM PAYMENTS FOR PARTIAL SURRENDERS when we calculate the Death Benefit. We calculate the adjustment to your total Premium Payments for partial Surrenders by reducing your total Premium Payments on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your total Premium Payments by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed 10% of total Premium Payments and your Contract Value before and after the Surrender. We use this calculation to determine the adjustment to total Premium Payments for partial Surrenders for all of the Death Benefits discussed in this prospectus. For examples of how we calculate the Death Benefit, please see "Appendix II."

The discussion of the Death Benefit choices above also refers to your MAXIMUM ANNIVERSARY VALUE. The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced by an adjustment for any partial Surrenders made since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

We make an ADJUSTMENT FOR PARTIAL SURRENDERS WHEN WE CALCULATE YOUR ANNIVERSARY VALUE. We calculate the

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adjustment to your Anniversary Value for partial Surrenders by reducing your
Anniversary Value on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your Anniversary Value by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed 10% of total Premium Payments and your Contract Value before and after the Surrender. For examples of how we calculate the Death Benefit, please see "Appendix II."

We use these calculations to determine your Maximum Anniversary Value for all of the Death Benefits discussed in this prospectus.

PREMIUM PROTECTION DEATH BENEFIT

The Premium Protection Death Benefit is one of the two standard Death Benefit choices.

The Premium Protection Death Benefit may not currently be available in your state. You cannot choose the Premium Protection Death Benefit if either you or your Annuitant are 76 years old or older.

HERE IS AN EXAMPLE OF HOW THE PREMIUM PROTECTION DEATH BENEFIT WORKS.

Assume that:

-     You made an initial Premium Payment of $100,000,
-     In your fourth Contract Year, you made a partial Surrender of $8,000,
- Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,
- On the day we calculate the Death Benefit, your Contract Value was $115,000.

We determine the Premium              Based on the assumptions above,
Protection Death Benefit by           here is how we would do the
finding the greater of these          actual calculations:
two values:
-- Contract Value; or                 $115,000
-- Total Premium Payments you         $100,000 - $8,000 = $92,000
have made to us minus an
adjustment for any partial
Surrenders.
Because your Contract Value was
greater than the adjusted total
Premium Payments, your Death
Benefit is $115,000.

We make an adjustment to your total Premium Payments for partial Surrenders as discussed above under "Adjustments to total Premium Payments for partial Surrenders."

If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will not apply under the Contract after the transfer. Instead, the Death Benefit will be the Contract Value.

OPTIONAL DEATH BENEFIT FOR SERIES II, SERIES IIR AND SERIES III CONTRACTS

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV/EPB Death Benefit," which is short for "Maximum Anniversary Value/Earnings Protection Benefit Death Benefit." The MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.

The amount of the MAV/EPB Death Benefit will not be different regardless of whether your Contract has the Asset Protection Death Benefit or the Premium Protection Death Benefit.

The MAV/EPB Death Benefit may not currently be available in your state and is not available in Washington, New York or Minnesota. You cannot elect the MAV/EPB Death Benefit if you or your Annuitant are age 76 or older. Once you elect the MAV/EPB Death Benefit, you cannot cancel it.

You can only elect the MAV/EPB Death Benefit at the time that you purchase your Contract.

The MAV/EPB Death Benefit is described below.

MAV/EPB DEATH BENEFIT

This table shows how the Death Benefit works if you elect the MAV/EPB Death Benefit when you purchase your Contract with either of the standard Death Benefit choices:

 MAV/EPB DEATH BENEFIT WITH THE ASSET PROTECTION DEATH BENEFIT   MAV/EPB DEATH BENEFIT WITH THE PREMIUM PROTECTION DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------------
The Death Benefit will be the greatest of the Asset Protection   The Death Benefit will be the greatest of the Premium Protection
Death Benefit or the following three values:                     Death Benefit or the following two values:
- The total Premium Payments you have made to us minus an        - Your Maximum Anniversary Value; or
adjustment for any partial Surrenders;
- Your Maximum Anniversary Value; or                             - The Earnings Protection Benefit, which is discussed below.
- The Earnings Protection Benefit, which is discussed below.

36

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-     If your Contract has the MAV/EPB Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the MAV/EPB Death Benefit will not apply under the Contract after the transfer. Instead, for Contracts with the Asset Protection Death Benefit only the Asset Protection Death Benefit will remain in force under the Contract. For Contracts with the Premium Protection Death Benefit, the Death Benefit will be the Contract Value. However, we will continue to deduct the charge for the MAV/EPB Death Benefit until we begin to make Annuity Payouts.

EARNINGS PROTECTION BENEFIT -- If you and your Annuitant are age 69 or under when you purchase your Contract, the Earnings Protection Benefit is:

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, plus

-   40% of the Contract gain since the date that you purchased your Contract.

We determine any Contract gain by comparing your Contract Value on the date you purchase your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if a partial Surrender is greater than Contract gain we:

- Add the amount of the partial Surrender to the Contract Value on the date you purchase your Contract;

- Then we add any Premium Payments made after the date you purchase your Contract and before you made the partial Surrender;

- Next we subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender; and

- We subtract the sum of any prior adjustments for all prior partial Surrenders made after you purchased your Contract.

If that amount is greater than zero, the result becomes the amount of the adjustment for the partial Surrender.

We use the adjustment for partial Surrenders when we calculate the Contract gain by:

- Subtracting the Contract Value on the date you purchase your Contract and any subsequent Premium Payments from the Contract Value on the date we receive due proof of death;

- Then we add any adjustment for partial Surrenders to the result to determine the Contract gain.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date you purchased your Contract plus Premium Payments not previously withdrawn made after you purchased your Contract, excluding any Premium Payments made in the 12 months before the date of death or after death. We subtract any adjustments for partial Surrenders.

We take 40% of either the Contract gain or the capped amount and add it back to your Contract Value to complete the Death Benefit calculation.

If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to the Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time you purchased your Contract.

HERE IS AN EXAMPLE OF HOW THE MAV/EPB DEATH BENEFIT WORKS WITH THE STANDARD DEATH BENEFIT CHOICES.

Assume that:

-     You made a single Premium Payment of $100,000,
-     In your fourth Contract Year, you made a partial Surrender of $8,000,
- Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,
- On the day we calculate the Death Benefit, your Contract Value was $115,000,
-     Your Maximum Anniversary Value was $150,000.

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Based on the assumptions above, this table shows how we would do the calculations:

Asset Protection            $150,000                             Premium Protection Death    $115,000
Death Benefit (see Example                                       Benefit (see Example
above)                                                           above)
The total Premium Payments  $100,000 - $8,000 = $92,000          Your Maximum Anniversary    $150,000
you have made to us minus                                        Value; or
an adjustment for any
partial Surrenders;
Your Maximum Anniversary    $150,000                             The Earnings Protection     Contract Value minus Contract Value
Value; or                                                        Benefit                     on the date you purchased your
                                                                                             Contract [$115,000 - $100,000 =
                                                                                             $15,000]
                                                                                             40% of Contract gain plus Contract
                                                                                             Value [$15,000 x 40% = $6,000] +
                                                                                             $115,000 = $121,000]
The Earnings Protection     Contract Value minus Contract Value  Death Benefit Amount        Because the Maximum Anniversary
Benefit                     on the date you purchased your                                   Value was the greatest of the three
                            Contract [$115,000 - $100,000 =                                  values compared, the Death Benefit
                            $15,000] 40% of Contract gain plus                               is $150,000
                            Contract Value [$15,000 x 40% =
                            $6,000] + $115,000 = $121,000]
Death Benefit Amount        Because the Maximum Anniversary
                            Value was the greatest of the four
                            values compared, the Death Benefit
                            is $150,000

Before you purchase the MAV/EPB Death Benefit, you should also consider the following:

- If your Contract has no gain when we calculate the Death Benefit, we will not pay an Earnings Protection Benefit.

- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the MAV/EPB Death Benefit when you purchased your Contract, the MAV/EPB Death Benefit charge will continue to be deducted even though no MAV/EPB Death Benefit will be payable.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS FOR SERIES II, SERIES IIR AND SERIES III CONTRACTS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

Your Contract states that as part of the Death Benefit calculation we deduct any Premium Payments we receive within 12 months of death or after death as part of the total Premium Payment calculation. If you purchase this Contract, we will waive that deduction when we calculate the Premium Protection Death Benefit or the MAV/EPB Death Benefit, except when we calculate the limitation of Contract gain for purposes of the MAV/EPB Death Benefit. We will also waive the deduction for purposes of the Asset Protection Death Benefit when we calculate the Asset Protection Death Benefit Maximum. Your Contract states that we exclude any Premium Payments that we receive within 12 months of death when we calculate the Asset Protection Death Benefit. We waive this exclusion for your initial Premium Payment if death occurs in the first Contract Year.

We impose a limit on total death benefits if:

- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

-   Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

-   The aggregate Premium Payments reduced by an adjustment for any Surrenders;
    or

38

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-   The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

-   The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Owner dies and the Owner's Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.

If your spouse continues any portion of the Contract as Contract Owner and elects the MAV/EPB Death Benefit or the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract.

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This means we will use the date the Contract is continued with your spouse as
Contract Owner as the effective date for calculating the MAV/EPB Death Benefit or the MAV Plus Death Benefit. The percentage used for the MAV/EPB Death Benefit or the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                        AND . . .                     THEN THE . . .
---------------------------------------------------------------------------------------------------------------------------------
Contract Owner                  There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                Contract Owner                   deceased                         the Death Benefit.
Contract Owner                  There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                Contract Owner                   deceased                         the Death Benefit.
Contract Owner                  There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                Contract Owner and the           deceased                         receives the Death Benefit.
                                Beneficiary predeceases the
                                Contract Owner
Annuitant                       The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                 Annuitant                        Contingent Annuitant and the
                                                                                                  Contract continues. The
                                                                                                  Contract Owner may waive this
                                                                                                  presumption and receive the
                                                                                                  Death Benefit.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives the payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Contract Owner  Designated Beneficiary receives the payout at death, if any.

THESE ARE THE MOST COMMON SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH. FOR MORE INFORMATION ON ANNUITY PAYOUT OPTIONS THAT MAY NOT RESULT IN A PAYOUT AT DEATH PLEASE SEE THE SECTION ENTITLED "ANNUITY PAYOUTS." IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR ACCOUNT EXECUTIVE OR US.

F. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of The Hartford's Lifetime Income Builder Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7 (State Variations) for additional details.

40

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There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable CDSCs.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

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WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

G. ANNUITY PAYOUTS

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer the following questions:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want the Payee to receive Annuity Payouts?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your Account Executive to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Principal First Payout Option is available only to Contract Owners who elect The Hartford's Principal First rider. The Hartford's Principal First Preferred Payout Option is available only to Contract Owners who elect The Hartford's Principal First Preferred rider. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION

If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

THE HARTFORD'S LIFETIME INCOME BUILDER FIXED PERIOD CERTAIN PAYOUT

If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.

The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts

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will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.

THE HARTFORD'S LIFETIME INCOME BUILDER FIXED LIFETIME AND PERIOD CERTAIN PAYOUT

If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.

YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs described in the Highlights section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of

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the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

-   the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
-------------------------------------------------------------------
 3%      0.999919%      5%      0.999866%      6%      0.999840%

See Section 7 for more information.

Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.

H. OTHER PROGRAMS AVAILABLE

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Account to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

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Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.

The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Account Executive to determine the interest rate for your Program.

You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.

We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. If you make systematic transfers from the Fixed Account under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account.

Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Account or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Account under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account.

Automatic Additions Program -- Automatic Additions is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Rebalancer Program -- Asset Rebalancer is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Rebalancer Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.


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OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- If you make systematic transfers from the Fixed Account Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account Feature.

-   These Programs may be adversely affected by Fund trading policies.

6. DEFINITIONS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Account.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: U.S. Wealth Management, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: Except as provided herein, the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.

BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

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COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts.
This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the Lifetime Withdrawal Feature under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

ELIGIBLE WITHDRAWAL YEAR: As used in The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life's 60th birthday.

FIXED ACCOUNT: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Account. The assets in the General Account are available to the creditors of Hartford.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford's Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios) are excluded from this definition.

LIFETIME INCOME ELIGIBILITY DATE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the attained age of the relevant Covered Life at which Lifetime Benefit Payments can begin provided that such age is greater than 59 1/2 years of age.


LIFETIME WITHDRAWAL FEATURE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and Surrenders, prior to the deceased's 81st birthday or the date of death, if earlier.

MAXIMUM CONTRACT VALUE: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.

MINIMUM CONTRACT VALUE: Subject to state variations, the Minimum Contract Value we establish from time to time.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios has been elected. Your initial

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Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

RELEVANT COVERED LIFE: When the Single Life option is chosen, the Relevant Covered Life will be based on the attained age of the oldest Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be based on the attained age of the youngest Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, "attained age" means the chronological age of the Relevant Covered Life as of the applicable measuring point.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code. This definition does not currently take into consideration domestic partners pursuant to state civil union laws.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).

THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, The Hartford's Lifetime Income Benefit is referred to as Unified Benefit Design.

THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.

THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount. You cannot elect The Hartford's Principal First Preferred after May 1, 2008.

THRESHOLD: For the purposes of The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford's Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% (Joint/Spousal Election) of the Payment Base.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

WITHDRAWAL PERCENT: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Portfolios.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

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7. OTHER INFORMATION

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.

A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2007. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

The Core (the version of this Contract that we call "Core" has no specific marketing name) and Edge Contracts may be sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Contract with a credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way and each subsequent Premium Payment, if any affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

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ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE                                                            WHAT IT'S USED FOR
---------------------------------------------------------------------------------------------------------------------------------
Access                            Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment             Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                         Joint marketing campaigns and/or Financial Intermediary event advertising/ participation;
                                  sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                                  (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowances      Pay Fund related parties for wholesaler support, training and marketing activities for certain
                                  Funds.
Support                           Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training                          Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                        Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                            Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2007, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Capital Analyst Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Bank, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Investacorp, Inc. , Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Svcs Inc., Robert W. Baird & Co. Inc., Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), XCU Capital Corporation, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We

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assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

As of December 31, 2007, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2007, Additional Payments did not in the aggregate exceed approximately $66.4 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $15.8 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period.

Financial Intermediaries that received Additional Payments in 2007, but do not have an ongoing contractual relationship, are listed in the SAI.

LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

MORE INFORMATION

You may call your Account Executive if you have any questions or write or call us at the address on page 1.

FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments:

- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider).

- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.

  Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.

  If you elect the Senior Protection Program you will not be able to participate in any Automatic Additions or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.

  You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Money Market Sub-Account to another investment option.

  When you terminate your participation in the Senior Protection Program:

       - you may reallocate your Contract Value in the Program to other investment options; or

       - we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.

  If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.


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-   OREGON -- If you purchase your Contract in Oregon, we will accept subsequent
    Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.

- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.

- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.

  There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.

  The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:

       -   Your Contract Value on the date we receive proof of death;

       -   Total Premium Payments adjusted for any partial Surrenders; or

       -   Your Maximum Anniversary Value.

- NEW YORK -- We will not recalculate The Hartford's Principal First or Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.

-   NEW YORK AND TEXAS -- The minimum Contract Value after Surrender is $1,000.

- SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Account to fall below state minimum requirements.

-   NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and
    5%.

- MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not available.

- FLORIDA -- The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

-   NEW YORK -- The minimum monthly Annuity Payout is $20.

- OREGON AND PENNSYLVANIA -- The Life Annuity with a Cash Refund Annuity Payout Option is not available. Fixed Dollar Amount Annuity Payouts are not available.

- PENNSYLVANIA -- The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days.

- NEW YORK AND WASHINGTON -- The Hartford's Life Income Builder Charge is not withdrawn from the Fixed Account.

MEDICAID BENEFITS -- Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient's estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient's surviving Spouse).

Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. BENEFITS ASSOCIATED WITH THIS VARIABLE ANNUITY MAY HAVE AN IMPACT ON YOUR MEDICAID ELIGIBILITY AND THE ASSETS CONSIDERED FOR MEDICAID BENEFITS.

Certain asset and/or trust transfers (or a "spend down" of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.

Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.

THIS DISCUSSION IS INTENDED TO PROVIDE A VERY GENERAL OVERVIEW AND DOES NOT CONSTITUTE LEGAL ADVICE OR IN ANY WAY SUGGEST THAT YOU CIRCUMVENT THESE RULES. YOU SHOULD SEEK ADVICE FROM A COMPETENT ELDER LAW ATTORNEY TO MAKE INFORMED DECISIONS ABOUT HOW THIS VARIABLE ANNUITY MAY AFFECT YOUR PLANS.

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8. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

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-   A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

Except as provided below, upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving spouse of the Contract Owner; (a) or the civil union partner of the Contract Owner in a civil union established under applicable state law (or any law succeeding or replacing such statute(s)); or (b) the civil union partner or member of a similar same sex relationship under the law of any state; and the Annuitant or Joint Annuitant, if any, is alive, then such designated beneficiary may continue the Contract as the succeeding Contract Owner. The right of the designated beneficiary (as spouse or civil union partner) to continue the Contract is contingent upon the treatment of the designated beneficiary as the "holder" of the Contract in accordance with the provisions of section 72(s)(3) of the Code (which under current tax law is limited to different sex spouses). In the event that the designated beneficiary continues the Contract, the distribution requirements of Code section 72(s) will only arise upon the death of such designated beneficiary, unless the designated beneficiary elects not to continue the Contract. If the designated beneficiary is not treated as the "holder" under section 72(s)(3) of the Code (as is the case under current federal tax law for a civil union partner), the distribution requirements of Code section 72(s)(1) and
(2) outlined above shall apply at the time of the Contract Owner's death and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election. Contract continuation under this provision may take effect only once with respect to this Contract.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

        a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to the surrender charges) generally is an appropriate measure. However, in some instances, the IRS could take the position that the value should be the current Contract Value (determined without regard to the surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."


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iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

        b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

        c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

        d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

        1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

        2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

        3.   Distributions attributable to a recipient's becoming disabled.

        4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

        5. Distributions made under certain annuities issued in connection with structured settlement agreements.

        6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

        7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the

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prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

        e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

        f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

        1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

        2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

        3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

        g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

        h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 50 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant

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to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

In order to prevent a Fund diversification failure from such an occurrence, Hartford obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. Hartford and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

        1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding

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           unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

        2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally, no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                                     APP I-1

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as

APP I-2

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indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified

                                                                     APP I-3

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Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit (e.g., $46,000 in 2008) or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. The general annual elective deferral limit for a TSA participant after 2005 is $15,000. In addition, for years after 2006 this $15,000 limit will be indexed for cost-of-living adjustments under Code Section 402(g)(4) at $500 increments. For any such participant age 50 or older, the contribution limit after 2005 generally is increased by an additional $5,000 under Code Section 414(v). For years after 2006 this "over-50 catch-up" $5,000 limit also will be indexed for cost-of-living adjustments under Code Section 414(v)(2)(C) at $500 increments. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. ' 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with

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certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter. The $15,000 limit will be indexed for cost-of-living adjustments at $500 increments. The Plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age. In addition, with an eligible Deferred Compensation Plan for a governmental employer, the contribution limitation may be increased under Code
Section 457(e)(18) to allow certain "catch-up" contributions for individuals who have attained age 50, but only one "catch-up" may be used in a particular year. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age

                                                                     APP I-5

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59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of

APP I-6

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annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions) and certain other conditions to maintain the applicable tax qualification are satisfied (e.g., as described above for TSA exchanges after September 24, 2007). Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code

                                                                     APP I-7

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Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

                                                                    APP II-1

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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

-   You purchased your Contract with the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $117,403.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 - $8,000) = $140,403],

- The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value minus an adjustment for any partial Surrenders. [$117,403 + 25% ($117,403 - $8,000) = $144,754].

The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

- the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders [$100,000 - $8,000 = $92,000], or

-   your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403
    - $8,000 = $109,403].

Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit cannot exceed $117,403.

AMOUNT OF ASSET PROTECTION DEATH BENEFIT

Because the Asset Protection Death Benefit cannot exceed $117, 403, the amount of the Death Benefit is equal to your Contract Value of $117,403.

APP II-2

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EXAMPLE 2

Assume that:

-   You purchased your Contract with the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

-   Your Maximum Anniversary Value is $140,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (See below)],

- The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value adjusted for any partial Surrenders. [$120,000 + 25% ($83,571) = $140,893 (See below)].

The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857 (See below)], or

- Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571 (See below)].

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

AMOUNT OF ASSET PROTECTION DEATH BENEFIT

Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857], or

- Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571].

So, your Asset Protection Death Benefit cannot exceed $120,000.

                                                                    APP II-3

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PREMIUM PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your adjusted total Premium Payments is $92,000.

DEATH BENEFIT AMOUNT

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth contract year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payments of $57,857.

DEATH BENEFIT AMOUNT

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.

APP II-4

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MAV/EPB DEATH BENEFIT WITH ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $117,403,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Asset Protection Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

-   Add the amount of the partial Surrender ($8,000) to

- The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

- Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($109,273),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),

Which equals -$1,273, which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

-   Contract Value on the date we receive proof of death ($117,403),

- Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   Add any adjustments for partial Surrenders ($0),

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   plus Premium Payments made since that date ($0),

-   minus Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. YOUR ADJUSTED MAXIMUM ANNIVERSARY VALUE IS $109,403.

ASSET PROTECTION DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Asset Protection Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Asset Protection Death Benefit for details of calculation.)

MAV/EPB DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $17,403 or $6,961 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the four values compared.

                                                                    APP II-5

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EXAMPLE 2

Assume that:

- You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   Your Maximum Anniversary Value is $140,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the MAV/EPB Death Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

-   Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

- Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),

Which equals +$10,000, which is greater than zero, so there is a $10,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

-   Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   Add any adjustments for partial Surrenders ($10,000),

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   plus Premium Payments made since that date ($0),

-   minus Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.

APP II-6

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MAV/EPB DEATH BENEFIT WITH PREMIUM PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

-   You elected the MAV/EPB Death Benefit when you purchased your Contract,

- You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $117,403,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

EARNINGS PROTECTION BENEFIT AMOUNT IS $124,364. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)

MAXIMUM ANNIVERSARY VALUE IS $109,403. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)

PREMIUM PROTECTION DEATH BENEFIT AMOUNT IS $92,000. (See Example 1 under Premium Protection Death Benefit for details of calculation.)

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

The total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the three values compared.

EXAMPLE 2

Assume that:

-   You elected the MAV/EPB Death Benefit when you purchased your Contract,

- You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $60,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

-   Your Maximum Anniversary Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

EARNINGS PROTECTION BENEFIT AMOUNT IS $132,000. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)

MAXIMUM ANNIVERSARY VALUE IS $83,571. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)

PREMIUM PROTECTION DEATH BENEFIT AMOUNT IS $57,857. (See Example 2 under Premium Protection Death Benefit for details of calculation.)

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

The total Death Benefit with the Earnings Protection Benefit is $132,000. This is the greatest of the three values compared.

                                                                   APP III-1

-------------------------------------------------------------------------------

APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

                                                                    APP IV-1

-------------------------------------------------------------------------------

APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

                                                                     APP V-1

-------------------------------------------------------------------------------

APPENDIX V -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES

FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH BENEFIT IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

- Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner's 60th birthday.

EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($105,000 / $100,000) - 1 = .05 = 5%

- Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

-   Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $105,000 x .004 = $420, this amount is deducted from the Contract
           Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

-   Your initial Benefit Amount is $100,000.

-   Your Benefit Payment is $5,000.

-   After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($99,000 / $100,000) - 1 = -.01 subject to the minimum of 0%.

- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $99,000 x .004 = $396, this amount is deducted from the Contract
           Value.

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

-   At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

-   Your Benefit Payment is $5,000.

-   Your Benefit Amount after the premium payment is $119,000.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

APP V-2

-------------------------------------------------------------------------------

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.

-   After premium payment, your Benefit Amount is $119,000.

-   Your Benefit Payment is $5,950.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($118,000 / $120,000) - 1 = -.01667 subject to a minimum of 0%.

- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $119,000 x .004 = $476, this amount is deducted from the Contract
           Value.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES A CONTINGENT DEFERRED SALES CHARGE. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.

-   At the beginning of Contract Year 3, your initial Benefit Amount is
    $119,000.

-   Your Benefit Payment is $5,950.

- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

       -   (i) the Contract Value immediately following the partial withdrawal:
           $80,000

       - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 - $35,000 = $84,000

-   Your new Benefit Amount is $80,000.

-   Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.

EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDER OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.

-   Your Benefit Amount after the automatic increase calculation is $200,000.

-   Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $200,000 x .004 = $800, this amount is deducted from the Contract
           Value.

EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

-   Your Benefit Amount after the partial Surrender is $68,000.

- It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

                                                                    APP VI-1

-------------------------------------------------------------------------------

APPENDIX VI -- EXCHANGE PROGRAMS

TABLE OF CONTENTS

                                                                                                                           PAGE
---------------------------------------------------------------------------------------------------------------------------------
A.    The Hartford's Lifetime Income Builder Conversion Program                                                              VI-2
B.    The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios Conversion        VI-9
      Program
C.    The Hartford's Lifetime Income Builder II                                                                             VI-11
D.    The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios                  VI-25

APP VI-2

-------------------------------------------------------------------------------

A. THE HARTFORD'S LIFETIME INCOME BUILDER CONVERSION OFFER PROGRAM

We are offering Eligible Contract Owners (as defined below) the opportunity to exchange The Hartford's Lifetime Income Builder rider for The Hartford's Lifetime Income Builder II.

The availability of the conversion program is at the discretion of the Company and will discontinue once The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios are approved in your state. You should convert your rider only if it is appropriate for your needs and financial considerations. Please read the prospectus carefully and discuss this conversion with your Registered Representative prior to converting.

I.   WHO IS ELIGIBLE TO PARTICIPATE IN THIS CONVERSION PROGRAM?

This exchange program is available to Contract Owners who meet ALL of the following qualifications ("Eligible Contract Owners"):

       -   You must:

           - own an annuity contract (including all proprietary versions) ("Eligible Contract") as of the conversion date (defined below);

           - have chosen The Hartford's Lifetime Income Builder rider at the time of purchase; and

           - be a customer of a financial intermediary that is currently authorized to sell Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company variable annuity Contracts that includes The Hartford's Lifetime Income Builder II optional benefit.

       -   You must not:

           - be age 76 or older as of the conversion date (including any other Covered Life);

II. WHAT ARE KEY DIFFERENCES BETWEEN THE HARTFORD'S LIFETIME INCOME BUILDER AND THE HARTFORD'S LIFETIME INCOME BUILDER II?

       - The chart below describes some key differences between The Hartford's Lifetime Income Builder and The Hartford's Lifetime Income Builder II and the meaning upon conversion. See Section III for additional considerations.

                                                  THE HARTFORD'S LIFETIME                   THE HARTFORD'S LIFETIME
                FEATURE                              INCOME BUILDER II                           INCOME BUILDER
----------------------------------------------------------------------------------------------------------------------------
FEE                                       Currently equal to 0.40% of Payment       Currently equal to 0.40% of Benefit
                                          Base. Maximum fee is 0.75%.WITHDRAWALS    Amount. Maximum fee is 0.75%.WITHDRAWALS
                                          THAT DO NOT EXCEED THE LIFETIME BENEFIT   REDUCE THE BENEFIT AMOUNT AND STEP UPS
                                          PAYMENT DO NOT REDUCE THE PAYMENT BASE    MAY INCREASE THE BENEFIT AMOUNT;
                                          AND STEP-UPS INCREASE THE PAYMENT BASE;   THEREFORE THE VALUE THAT THE 0.40% FEE
                                          THEREFORE THE VALUE THAT THE 0.40% FEE    IS APPLIED TO CAN CHANGE OVER TIME.
                                          IS APPLIED TO CAN CHANGE OVER TIME.
RELEVANT COVERED LIFE                     The governing life for determining the    N/A
                                          living benefits provided under the rider
BENEFIT AMOUNT                            N/A (Refer to Payment Base)               100% of premium when added at issue
PAYMENT BASE                              UPON CONVERSION:                          N/A (Refer to Benefit Amount)
                                          - Payment Base will be equal to the
                                          Contract Value on the conversion date
                                          - PAYMENT BASE MAY BE LESS THAN BENEFIT
                                          AMOUNT
DEATH BENEFIT                             UPON CONVERSION: Death Benefit will be    Greater of Contract Value or Benefit
                                          equal to the Contract Value on the        Amount
                                          conversion date. If MAV or MAV plus was
                                          previously elected, there will be no
                                          change to these values
BENEFIT PAYMENT/THRESHOLD                 Allows up to a 5% withdrawal (Single      Allows up to a 5% withdrawal of the
                                          Life), or 4.5% withdrawal (Joint Life)    initial Benefit Amount per year prior to
                                          of the Payment Base per year prior to     age 60 adjusted for Withdrawals and
                                          age 60 adjusted for Withdrawals and       Automatic Benefit Amount increases
                                          Automatic Payment Base increases

                                                                    APP VI-3

-------------------------------------------------------------------------------

                                                  THE HARTFORD'S LIFETIME                   THE HARTFORD'S LIFETIME
                FEATURE                              INCOME BUILDER II                           INCOME BUILDER
----------------------------------------------------------------------------------------------------------------------------
LIFETIME BENEFIT PAYMENT                  - The Lifetime Benefit Payment will be    - The Lifetime Benefit Payment is
                                          equal to the Payment Base multiplied by   initially set to equal the initial
                                          the applicable Withdrawal Percent (4.5 -  Benefit Amount multiplied by 5%
                                          7% depending on Relevant Covered Life's   - Available at issue if the oldest Owner
                                          attained age as of first Surrender and    is age 60 or older
                                          whether the Single Life or Joint Life     - Available after the Contract
                                          Option is selected.)                      Anniversary immediately following the
                                          - Allows you to withdraw on each          oldest Owners' 60th birthday if at issue
                                          Contract up to the greater of Payment     the age of the oldest owner is under 60
                                          Base or Contract Value on the
                                          anniversary multiplied by the Withdrawal
                                          Percentage per year once the amount is
                                          established
AUTOMATIC BENEFIT AMOUNT / PAYMENT BASE   Automatic Payment Base increases will     Automatic Benefit Amount increases
INCREASES                                 cease upon the earlier of the Annuity     continue until the earlier of the
                                          Commencement Date or the Contract         Contract Anniversary immediately
                                          Anniversary immediately following the     following the older Owner's or
                                          Relevant Covered Life's attained age of   Annuitant's 75th birthday or the or the
                                          80                                        Annuity Commencement Date
NON-EXCESSIVE PARTIAL SURRENDERS          Withdrawals within the Lifetime Benefit   Withdrawals within the Lifetime Benefit
                                          Payment do not reduce the Payment Base.   Payment or Benefit Payment reduce the
                                          Withdrawals within the Threshold reduce   Benefit Amount by the amount of the
                                          the Payment Base by the amount of         partial surrender
                                          partial surrender
EXCESSIVE PARTIAL SURRENDERS              WithdrawalsIN EXCESS of the Lifetime      Withdrawals IN EXCESS of the Lifetime
                                          Benefit Payment or Threshold will reduce  Benefit Payment or Benefit Payment will
                                          the Payment Base in proportion to the     reduce the Benefit Amount to the minimum
                                          reduction in Contract Value due to such   of Contract Value immediately following
                                          Surrender                                 the partial Surrender; or the Benefit
                                                                                    Amount immediately prior to the partial
                                                                                    Surrender, less the amount of partial
                                                                                    Surrender
EXCESSIVE PARTIAL SURRENDERS & THE DEATH  Withdrawals IN EXCESS of the Lifetime     Withdrawals IN EXCESS of the Lifetime
BENEFIT                                   Benefit Payment or Threshold will reduce  Benefit Payment or Benefit Payment will
                                          the Death Benefit in proportion to the    reduce the Death Benefit to the minimum
                                          reduction in Contract Value due to such   of Contract Value immediately following
                                          Surrender                                 the partial Surrender; or the Benefit
                                                                                    Amount immediately prior to the partial
                                                                                    Surrender, less the amount of partial
                                                                                    Surrender
SUBSEQUENT PAYMENT LIMITATION             None                                      We reserve the right to approve
                                                                                    subsequent Premium Payments after the
                                                                                    first 12 months
                                                                                    Subsequent Premium Payments with a
                                                                                    cumulative total of $100,000 or greater
                                                                                    require prior approval by the Company.
                                                                                    This restriction is not currently
                                                                                    enforced.
JOINT OWNERSHIP                           Rider may be elected as a Single Life     Single Life only
                                          Option or Joint Life Option

STATE VARIATIONS. THE FOREGOING DISCUSSION DOES NOT TAKE INTO CONSIDERATION STATE VARIATIONS, IF ANY.

DEFINITIONS. ALL INITIAL CAPITALIZED TERMS SHALL HAVE SUCH MEANING AS PROVIDED IN YOUR PROSPECTUS.

APP VI-4

-------------------------------------------------------------------------------

III. OTHER KEY CONSIDERATIONS.

       - THIS CONVERSION OFFER IS DESIGNED FOR CONTRACT OWNERS THAT INTEND TO DEFER TAKING PARTIAL SURRENDERS IN ORDER TO INCREASE THE WITHDRAWAL PERCENT AVAILABLE TO SET LIFETIME BENEFIT PAYMENTS AND WHO OTHERWISE SEEK THE ADDED FLEXIBILITY OF PROVIDING POTENTIAL LIFETIME WITHDRAWALS FOR THEIR SPOUSE. THIS CONVERSION MAY NOT BE SUITABLE FOR ANYONE WHO MAY BE ANTICIPATING AN IMMINENT CHANGE IN THE RELEVANT COVERED LIFE OR ANY OTHER PERTINENT CONTRACT PARTIES.

       - LIFETIME BENEFIT PAYMENTS WILL NOT NECESSARILY BE THE SAME AS, OR HIGHER THAN, BENEFIT PAYMENTS OR LIFETIME BENEFIT PAYMENTS AVAILABLE UNDER THE HARTFORD'S LIFETIME INCOME BUILDER. WITHDRAWALS FROM THE LIFETIME INCOME BUILDER II RIDER MAY AFFECT THE GUARANTEES IF THE RELEVANT COVERED LIFE IS AGE 60 OR YOUNGER.

       - LIFETIME BENEFIT PAYMENTS UNDER THE HARTFORD'S LIFETIME INCOME BUILDER II DO NOT REDUCE THE PAYMENT BASE; THEREFORE THE FEE OF 0.40% OF PAYMENT BASE WILL NEVER BE APPLIED TO AN AMOUNT LESS THAN YOUR INITIAL PAYMENT BASE. HOWEVER, IN THE EVENT THAT AN EXCESS WITHDRAWAL IS TAKEN, OR A WITHDRAWAL IS MADE IN A NON-ELIGIBLE WITHDRAWAL YEAR, THE PAYMENT BASE WILL BE REDUCED BY THE METHODS DESCRIBED IN YOUR PROSPECTUS.

       - After the conversion date, your death benefit will no longer be The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit. Your new death benefit will be your Contract Value on the conversion date. If you previously elected the optional death benefits MAV or MAV Plus, there will be no change to your death benefit. YOUR DEATH BENEFIT MAY BE REDUCED IF AS OF THE CONVERSION DATE YOUR CONTRACT VALUE AND PREMIUM PAYMENTS ARE LESS THAN YOUR BENEFIT AMOUNT.

       - You should discuss with your registered representative whether or not converting your rider is suitable for you and your particular needs, investment horizon and financial plans. YOU SHOULD DISCUSS YOUR PARTICULAR CIRCUMSTANCES AND THE TAX CONSEQUENCES OF THIS CONVERSION WITH YOUR TAX ADVISER, AS WE MAKE NO REPRESENTATION REGARDING THE TAX CONSEQUENCES OF AN EXCHANGE OF THESE RIDERS.

       - Please read your prospectus carefully and particularly the description of each rider and Appendix B -- Optional Benefits Comparison for a more complete description of the differences between The Hartford's Lifetime Income Builder and The Hartford's Lifetime Income Builder II.

       - We are not obligated to offer rider exchange privileges if and once this offer is withdrawn.

       -   This offer is not available through all broker/dealers.

       - Your annuitization options for each rider may differ and your guarantee period under The Hartford's Lifetime Income Builder II may be less than under The Hartford's Lifetime Income Builder. If you select The Hartford's Lifetime Income Builder II Joint Life Option, the payment will be based on both Covered Lives. Please refer to your prospectus for details.

IV.  HOW DOES THE EXCHANGE PROCESS WORK?

       - You must complete The Hartford's Lifetime Income Builder Conversion Program Form to exchange your The Hartford's Lifetime Income Builder rider. The date that you comply with all our requirements to exchange your existing The Hartford's Lifetime Income Builder rider ("conversion date") will be the date we use to set your benefits under your The Hartford's Lifetime Income Builder II rider. We will also use the conversion date for establishing your eligibility for this offer.

       - Except as modified by this election, your existing Contract and all other features and functions previously selected will be and remain in full force and effect.

       -   You may not cancel your election after the conversion date.

       - A prorated final The Hartford's Lifetime Income Builder rider charge will be assessed as of the conversion date. You will not be charged for The Hartford's Lifetime Income Builder II until your first conversion date anniversary and each annual anniversary thereafter. There are no exchange or transfer fees associated with making this election.

       - Your Contract Value as of the conversion date will become your new Payment Base. IF YOUR BENEFIT AMOUNT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER WAS HIGHER THAN YOUR CONTRACT VALUE, YOU WILL NOT RECEIVE THAT AMOUNT.

       - We will not provide any credit for the time that you owned The Hartford's Lifetime Income Builder rider. Therefore, annual automatic Payment Base increases will commence on conversion date anniversaries rather than Contract Anniversaries.

       - There are no additional cancellation privileges afforded to you by participating in this conversion program.

       -   All joint Owners must consent to this conversion.

                    APP VI-5

--------------------------------------------------------------------------------

                            LIFETIME INCOME BUILDER

The following example is intended to reflect the effect of positive market performance on The Hartford's Lifetime Income Builder Benefit Amount, Death Benefit, and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit, and Rider Fee.

   AGE               ACCOUNT       BENEFIT     GUARANTEED
   BOY     RETURN   VALUE BOY    AMOUNT BOY        WD       ACTUAL WD
----------------------------------------------------------------------
   60       0.06     $100,000     $100,000       $5,000       $5,000
   61       0.06     $100,317      $95,665       $5,000       $5,000
   62       0.06     $100,673      $90,968       $5,000       $5,000
   63       0.06     $101,068      $86,288       $5,000       $5,000
   64       0.06     $101,505      $81,624       $5,000       $5,000
   65       0.06     $101,988      $76,973       $5,000       $5,000
   66       0.06     $102,518      $72,333       $5,000       $5,000
   67       0.06     $103,098      $67,701       $5,000       $5,000
   68       0.06     $103,731      $63,074       $5,000       $5,000
   69       0.06     $104,422      $58,449       $5,000       $5,000
   70       0.06     $105,172      $53,822       $5,000       $5,000
   71       0.06     $105,985      $49,191       $5,000       $5,000
   72       0.06     $106,866      $44,550       $5,000       $5,000
   73       0.06     $107,818      $39,895       $5,000       $5,000
   74       0.06     $108,847      $35,221       $5,000       $5,000
   75       0.06     $109,955      $30,523       $5,000       $5,000
   76       0.06     $111,149      $25,796       $5,000       $5,000
   77       0.06     $112,435      $20,796       $5,000       $5,000
   78       0.06     $113,818      $15,796       $5,000       $5,000
   79       0.06     $115,304      $10,796       $5,000       $5,000
   80       0.06     $116,899      $5,796        $5,000       $5,000
   81       0.06     $118,610       $796         $5,000       $5,000
   82       0.06     $120,426        $0          $5,000       $5,000
   83       0.06     $122,352        $0          $5,000       $5,000
   84       0.06     $124,393        $0          $5,000       $5,000
   85       0.06     $126,557        $0          $5,000       $5,000

   AGE       BENEFIT     DEATH BENEFIT   ACCOUNT
   BOY      AMOUNT EOY        EOY       VALUE EOY    FEE
---------  ----------------------------------------------
   60        $95,665        $95,665      $100,700   $383
   61        $90,968        $90,968      $101,036   $364
   62        $86,288        $86,288      $101,413   $345
   63        $81,624        $81,624      $101,832   $326
   64        $76,973        $76,973      $102,296   $308
   65        $72,333        $72,333      $102,807   $289
   66        $67,701        $67,701      $103,369   $271
   67        $63,074        $63,074      $103,984   $252
   68        $58,449        $58,449      $104,655   $234
   69        $53,822        $53,822      $105,387   $215
   70        $49,191        $49,191      $106,182   $197
   71        $44,550        $44,550      $107,044   $178
   72        $39,895        $39,895      $107,978   $160
   73        $35,221        $35,221      $108,987   $141
   74        $30,523        $30,523      $110,077   $122
   75        $25,796        $25,796      $111,253   $103
   76        $20,796        $20,796      $112,518    $83
   77        $15,796        $15,796      $113,881    $63
   78        $10,796        $10,796      $115,347    $43
   79         $5,796        $5,796       $116,922    $23
   80          $796          $796        $118,613    $3
   81           $0            $0         $120,426    $0
   82           $0            $0         $122,352    $0
   83           $0            $0         $124,393    $0
   84           $0            $0         $126,557    $0
   85           $0            $0         $128,850    $0

ASSUMPTIONS:                                   LEGEND:
--------------------------------------------------------------------------------------------
 Age 60                                        BOY               Beginning of Year
 Annual withdrawals taken, within limit        EOY               End of Year
 Market Performance = Annual 6% Gain           WD                Withdrawal

APP VI-6

--------------------------------------------------------------------------------

                           LIFETIME INCOME BUILDER II

The following example is intended to reflect the effect of positive market performance on The Hartford's Lifetime Income Builder Benefit Amount, Death Benefit, and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit, and Rider Fee.

  AGE               ACCOUNT      PAYMENT     GUARANTEED    MAXIMUM
  BOY    RETURN    VALUE BOY     BASE BOY        WD           WD
--------------------------------------------------------------------
  60      0.06     $100,000      $100,000      $5,000       $5,000
  61      0.06     $100,297      $100,700      $5,035       $5,035
  62      0.06     $100,611      $101,015      $5,051       $5,051
  63      0.06     $100,942      $101,348      $5,067       $5,067
  64      0.06     $101,292      $101,699      $5,085       $5,085
  65      0.06     $101,661      $102,069      $5,103       $5,103
  66      0.06     $102,051      $102,461      $5,123       $5,123
  67      0.06     $102,463      $102,874      $5,144       $5,144
  68      0.06     $102,897      $103,310      $5,166       $5,166
  69      0.06     $103,356      $103,771      $5,189       $5,189
  70      0.06     $103,840      $104,257      $5,213       $5,213
  71      0.06     $104,352      $104,771      $5,239       $5,239
  72      0.06     $104,891      $105,313      $5,266       $5,266
  73      0.06     $105,461      $105,885      $5,294       $5,294
  74      0.06     $106,063      $106,489      $5,324       $5,324
  75      0.06     $106,698      $107,127      $5,356       $5,356
  76      0.06     $107,369      $107,800      $5,390       $5,390
  77      0.06     $108,077      $108,511      $5,426       $5,426
  78      0.06     $108,825      $109,262      $5,463       $5,463
  79      0.06     $109,614      $110,054      $5,503       $5,503
  80      0.06     $110,447      $110,891      $5,545       $5,545
  81      0.06     $111,330      $110,891      $5,545       $5,567
  82      0.06     $112,267      $110,891      $5,545       $5,613
  83      0.06     $113,259      $110,891      $5,545       $5,663
  84      0.06     $114,311      $110,891      $5,545       $5,716
  85      0.06     $115,426      $110,891      $5,545       $5,771

  AGE                 PAYMENT       DEATH       ACCOUNT
  BOY    ACTUAL WD    BASE EOY   BENEFIT EOY   VALUE EOY    FEE
-------  -------------------------------------------------------
  60       $5,000     $100,000     $95,000      $100,700   $403
  61       $5,000     $100,700     $90,000      $101,015   $404
  62       $5,000     $101,015     $85,000      $101,348   $405
  63       $5,000     $101,348     $80,000      $101,699   $407
  64       $5,000     $101,699     $75,000      $102,069   $408
  65       $5,000     $102,069     $70,000      $102,461   $410
  66       $5,000     $102,461     $65,000      $102,874   $411
  67       $5,000     $102,874     $60,000      $103,310   $413
  68       $5,000     $103,310     $55,000      $103,771   $415
  69       $5,000     $103,771     $50,000      $104,257   $417
  70       $5,000     $104,257     $45,000      $104,771   $419
  71       $5,000     $104,771     $40,000      $105,313   $421
  72       $5,000     $105,313     $35,000      $105,885   $424
  73       $5,000     $105,885     $30,000      $106,489   $426
  74       $5,000     $106,489     $25,000      $107,127   $429
  75       $5,000     $107,127     $20,000      $107,800   $431
  76       $5,000     $107,800     $15,000      $108,511   $434
  77       $5,000     $108,511     $10,000      $109,262   $437
  78       $5,000     $109,262      $5,000      $110,054   $440
  79       $5,000     $110,054        $0        $110,891   $444
  80       $5,000     $110,891        $0        $111,774   $444
  81       $5,000     $110,891        $0        $112,710   $444
  82       $5,000     $110,891        $0        $113,703   $444
  83       $5,000     $110,891        $0        $114,755   $444
  84       $5,000     $110,891        $0        $115,870   $444
  85       $5,000     $110,891        $0        $117,052   $444

ASSUMPTIONS:                                   LEGEND:
---------------------------------------------------------------------------------------
 Age 60                                        BOY            Beginning of Year
 Annual withdrawals taken, within limit        EOY            End of Year
 Market Performance = Annual 6% Gain           WD             Withdrawal

                    APP VI-7

--------------------------------------------------------------------------------

                            LIFETIME INCOME BUILDER

The following table is intended to reflect the effect of negative market performance on The Hartford's Lifetime Income Builder Benefit Amount Death Benefit and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit and Rider Fee.

   AGE                  ACCOUNT         BENEFIT         GUARANTEED
   BOY      RETURN     VALUE BOY       AMOUNT BOY           WD          ACTUAL WD
-----------------------------------------------------------------------------------
   60       -0.06      $100,000         $100,000          $5,000         $5,000
   61       -0.06       $88,920         $95,000           $5,000         $5,000
   62       -0.06       $78,525         $90,000           $5,000         $5,000
   63       -0.06       $68,773         $85,000           $5,000         $5,000
   64       -0.06       $59,627         $80,000           $5,000         $5,000
   65       -0.06       $51,049         $75,000           $5,000         $5,000
   66       -0.06       $43,006         $70,000           $5,000         $5,000
   67       -0.06       $35,466         $65,000           $5,000         $5,000
   68       -0.06       $28,398         $60,000           $5,000         $5,000
   69       -0.06       $21,774         $55,000           $5,000         $5,000
   70       -0.06       $15,568         $50,000           $5,000         $5,000
   71       -0.06       $9,754          $45,000           $5,000         $5,000
   72       -0.06       $4,308          $40,000           $5,000         $5,000
   73       -0.06         $0            $35,000           $5,000         $5,000
   74       -0.06         $0            $30,000           $5,000         $5,000
   75       -0.06         $0            $25,000           $5,000         $5,000
   76       -0.06         $0            $20,000           $5,000         $5,000
   77       -0.06         $0            $15,000           $5,000         $5,000
   78       -0.06         $0            $10,000           $5,000         $5,000
   79       -0.06         $0             $5,000           $5,000         $5,000
   80       -0.06         $0               $0             $5,000         $5,000
   81       -0.06         $0               $0             $5,000         $5,000
   82       -0.06         $0               $0             $5,000         $5,000
   83       -0.06         $0               $0             $5,000         $5,000
   84       -0.06         $0               $0             $5,000         $5,000
   85       -0.06         $0               $0             $5,000         $5,000

                                     DEATH BENEFIT
   AGE         BENEFIT             EOY = BA            ACCOUNT
   BOY       AMOUNT EOY              EOY              VALUE EOY          FEE
---------  ------------------------------------------------------------------
   60          $95,000             $95,000             $89,300          $380
   61          $90,000             $90,000             $78,885          $360
   62          $85,000             $85,000             $69,113          $340
   63          $80,000             $80,000             $59,947          $320
   64          $75,000             $75,000             $51,349          $300
   65          $70,000             $70,000             $43,286          $280
   66          $65,000             $65,000             $35,726          $260
   67          $60,000             $60,000             $28,638          $240
   68          $55,000             $55,000             $21,994          $220
   69          $50,000             $50,000             $15,768          $200
   70          $45,000             $45,000             $9,934           $180
   71          $40,000             $40,000             $4,468           $160
   72          $35,000             $35,000               $0              $0
   73          $30,000             $30,000               $0              $0
   74          $25,000             $25,000               $0              $0
   75          $20,000             $20,000               $0              $0
   76          $15,000             $15,000               $0              $0
   77          $10,000             $10,000               $0              $0
   78          $5,000               $5,000               $0              $0
   79            $0                   $0                 $0              $0
   80            $0                   $0                 $0              $0
   81            $0                   $0                 $0              $0
   82            $0                   $0                 $0              $0
   83            $0                   $0                 $0              $0
   84            $0                   $0                 $0              $0
   85            $0                   $0                 $0              $0

ASSUMPTIONS:                                   LEGEND:
---------------------------------------------------------------------------------------
 Age 60                                        BOY            Beginning of Year
 Annual withdrawals taken, within limit        EOY            End of Year
 Market Performance = Annual 6% Loss           WD             Withdrawal

APP VI-8

--------------------------------------------------------------------------------

                           LIFETIME INCOME BUILDER II

The following example is intended to reflect the effect of negative market performance on The Hartford's Lifetime Income Builder Benefit Amount, Death Benefit, and Rider Fee, and on The Hartford's Lifetime Income Builder II Payment Base, Death Benefit, and Rider Fee.

  AGE             ACCOUNT      PAYMENT     GUARANTEED    MAXIMUM
  BOY    RETURN  VALUE BOY    BASE BOY         WD           WD
------------------------------------------------------------------
  60     -0.06    $100,000    $100,000       $5,000       $5,000
  61     -0.06    $88,900     $100,000       $5,000       $5,000
  62     -0.06    $78,466     $100,000       $5,000       $5,000
  63     -0.06    $68,658     $100,000       $5,000       $5,000
  64     -0.06    $59,439     $100,000       $5,000       $5,000
  65     -0.06    $50,772     $100,000       $5,000       $5,000
  66     -0.06    $42,626     $100,000       $5,000       $5,000
  67     -0.06    $34,968     $100,000       $5,000       $5,000
  68     -0.06    $27,770     $100,000       $5,000       $5,000
  69     -0.06    $21,004     $100,000       $5,000       $5,000
  70     -0.06    $14,644     $100,000       $5,000       $5,000
  71     -0.06     $8,665     $100,000       $5,000       $5,000
  72     -0.06     $3,045     $100,000       $5,000       $5,000
  73     -0.06       $0       $100,000       $5,000       $5,000
  74     -0.06       $0       $100,000       $5,000       $5,000
  75     -0.06       $0       $100,000       $5,000       $5,000
  76     -0.06       $0       $100,000       $5,000       $5,000
  77     -0.06       $0       $100,000       $5,000       $5,000
  78     -0.06       $0       $100,000       $5,000       $5,000
  79     -0.06       $0       $100,000       $5,000       $5,000
  80     -0.06       $0       $100,000       $5,000       $5,000
  81     -0.06       $0       $100,000       $5,000       $5,000
  82     -0.06       $0       $100,000       $5,000       $5,000
  83     -0.06       $0       $100,000       $5,000       $5,000
  84     -0.06       $0       $100,000       $5,000       $5,000
  85     -0.06       $0       $100,000       $5,000       $5,000

  AGE                 PAYMENT       DEATH       ACCOUNT
  BOY    ACTUAL WD    BASE EOY   BENEFIT EOY   VALUE EOY    FEE
-------  -------------------------------------------------------
  60       $5,000     $100,000     $95,000      $89,300    $400
  61       $5,000     $100,000     $90,000      $78,866    $400
  62       $5,000     $100,000     $85,000      $69,058    $400
  63       $5,000     $100,000     $80,000      $59,839    $400
  64       $5,000     $100,000     $75,000      $51,172    $400
  65       $5,000     $100,000     $70,000      $43,026    $400
  66       $5,000     $100,000     $65,000      $35,368    $400
  67       $5,000     $100,000     $60,000      $28,170    $400
  68       $5,000     $100,000     $55,000      $21,404    $400
  69       $5,000     $100,000     $50,000      $15,044    $400
  70       $5,000     $100,000     $45,000       $9,065    $400
  71       $5,000     $100,000     $40,000       $3,445    $400
  72       $5,000     $100,000     $35,000         $0      $400
  73       $5,000     $100,000     $30,000         $0       $0
  74       $5,000     $100,000     $25,000         $0       $0
  75       $5,000     $100,000     $20,000         $0       $0
  76       $5,000     $100,000     $15,000         $0       $0
  77       $5,000     $100,000     $10,000         $0       $0
  78       $5,000     $100,000      $5,000         $0       $0
  79       $5,000     $100,000        $0           $0       $0
  80       $5,000     $100,000        $0           $0       $0
  81       $5,000     $100,000        $0           $0       $0
  82       $5,000     $100,000        $0           $0       $0
  83       $5,000     $100,000        $0           $0       $0
  84       $5,000     $100,000        $0           $0       $0
  85       $5,000     $100,000        $0           $0       $0

ASSUMPTIONS:                                   LEGEND:
---------------------------------------------------------------------------------------
 Age 60                                        BOY            Beginning of Year
 Annual withdrawals taken, within limit        EOY            End of Year
 Market Performance = Annual 6% Loss           WD             Withdrawal

                                                                    APP VI-9

-------------------------------------------------------------------------------

B. THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS CONVERSION PROGRAM

We reserve the right, in our sole discretion, to offer Eligible Contract Owners the opportunity to exchange The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation for the currently issued version of either The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios subject to the terms and conditions below.

The availability of the conversion program is at our discretion and may be withdrawn in whole, or in part, at any time without notice. The opportunity to convert your rider to The Hartford's Lifetime Income Builder Portfolios will expire 90 days after the effective date of this rider exchange program. You should convert your rider only if it is appropriate for your needs and financial considerations. Please read this prospectus carefully and discuss this conversion with your Registered Representative prior to electing to participate in this conversion program.

I. WHO IS ELIGIBLE TO PARTICIPATE IN THIS CONVERSION PROGRAM?

     This conversion program is available to Owners who meet ALL of the following qualifications ("Eligible Contract Owners"):

     You must:

           - If electing The Hartford's Lifetime Income Builder Portfolios, you must have purchased a deferred individual annuity contract from us between 1/1/08 - 5/3/08 (or later if The Hartford's Lifetime Income Builder Portfolios was not approved in your state). If electing The Hartford's Lifetime Income Builder Selects, you must have purchased a deferred individual annuity contract from us after 11/01/05 (each, an "Eligible Contract"). You must still own such Contract as of the conversion date (defined below); and

           - Have previously elected The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation at the time of purchase or as a result of a Company sponsored exchange program; and

           - Be a customer of a Financial Intermediary that has approved the sale of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios; and

           - The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios are approved for sale in your state.

     You must not be age 81 or older as of the conversion date (including any other Covered Life).

II. WHAT ARE KEY DIFFERENCES BETWEEN THE NEW RIDERS AND MY CURRENT RIDER?

     Please refer to Appendix B for a table describing some of the key differences between The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

III. HOW DOES THE CONVERSION PROCESS WORK?

       - You must complete a Conversion Program Form to exchange your The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation rider. The date that you comply with all our requirements to exchange your existing rider ("conversion date") will be the date we use to set your benefits under your The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios rider selected. We will also use the conversion date for establishing your eligibility for this conversion program. Your request for conversion will not be in good order until the requisite fund transfers are made.

       - If you elect either The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios, you must abide by all restrictions applicable to these riders, including, but not limited to, investment restrictions described in this prospectus.

       - Except as modified by this election, your existing contract and all other features and functions previously selected will be and remain in full force and effect after the conversion date.

       -   You may not cancel your election after the conversion date.

       - A prorated final rider charge for your pre-conversion rider will be assessed as of the conversion date. There are no exchange or transfer fees associated with making this election.

       - Your Contract Value as of the conversion date will become your new Payment Base. YOUR PAYMENT BASE UNDER YOUR EXISTING RIDER WILL NOT CARRY OVER AS YOUR NEW PAYMENT BASE.

APP VI-10

-------------------------------------------------------------------------------

       - Your Withdrawal Percent under The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios is based on the attained age of the relevant Covered Life on the effective date of the conversion. If the Withdrawal Percent had been locked in under The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, it will be unlocked and reset upon conversion.

       - Your new death benefit will equal your Contract Value on the effective date of the conversion and thereafter will operate under the terms of the Guaranteed Minimum Death Benefit. CONVERSION OF YOUR RIDER MAY HAVE THE AFFECT OF REDUCING YOUR DEATH BENEFIT.

       - Your Lifetime Benefit Payment will be equal to your Payment Base multiplied by your Withdrawal Percent for the remainder of the rider year. Your Lifetime Benefit Payment will reset upon the next Contract Anniversary according to the terms of the rider you selected.

       -   All Joint Owners and the Annuitant must consent to this conversion.

       - Any changes in Covered Lives will affect your benefits under your new riders.

       - The survivorship option selected under your existing riders may not be amended in connection with your exercising your conversion privileges.

IV. WHAT OTHER THINGS SHOULD BE CONSIDERED?

       - YOUR PAYMENT BASE, GUARANTEED MINIMUM DEATH BENEFIT, AND LIFETIME BENEFIT PAYMENTS MAY BE LOWER AND RIDER CHARGES MAY BE HIGHER THAN, THOSE AVAILABLE UNDER YOUR CURRENT RIDER.

       - You should discuss with your Registered Representative whether or not converting your rider is suitable for you and your particular needs, investment horizon and financial plans. You should discuss your particular circumstances and the tax consequences of this conversion with your tax advisor, as we make no representation regarding the tax consequences of an exchange of these riders.

       - We are not obligated to offer rider conversion privileges if and once this offer is withdrawn.

       - These conversion privileges may not be available through all Financial Intermediaries.

       - For a comparison of the features of each rider, please see Appendix VII, and read sections describing each rider below.

                                                                   APP VI-11

-------------------------------------------------------------------------------

C. THE HARTFORD'S LIFETIME INCOME BUILDER II

OBJECTIVE

Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THIS RIDER?

Subject to State approval of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder II is closed to new investors. If available, you may elect this rider at the time of purchase, or may exchange the rider, if you are eligible to participate in a designated company sponsored exchange program described in Appendix VI. The benefits comprising this rider may not be purchased separately. This rider may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw this rider at any time.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation

APP VI-12

-------------------------------------------------------------------------------

Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you are eligible for future automatic Payment Base increases. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers or the fee we set before we cease offering this rider. In no event will this charge exceed 0.75% annually.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

- Automatic Payment Base increases. Your Payment Base may fluctuate based on annual "automatic Payment Base increases." You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10% provided; however, there is no cap on Automatic Payment Base increases if you allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts designated by us. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.

See Examples 7,8 and 10-14 under The Hartford's Lifetime Income Builder II.

                                                                   APP VI-13

-------------------------------------------------------------------------------

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

See Examples 1-6 and 11-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

See Examples 9, and 10 under The Hartford's Lifetime Income Builder II.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

APP VI-14

-------------------------------------------------------------------------------

WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

See Examples 7,8 and 10-14 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

                                                                   APP VI-15

-------------------------------------------------------------------------------

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

APP VI-16

-------------------------------------------------------------------------------

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

See Example 17 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

                                                                   APP VI-17

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If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of any Covered Life change. If there is a Covered Life change, we may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

See Examples 9, 10 and under The Hartford's Lifetime Income Builder II.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

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APP VI-18

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We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

                                                                   APP VI-19

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-   The fee for this rider may increase if and when automatic Payment Base increases take place. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis and this section.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

THE HARTFORD'S LIFETIME INCOME BUILDER II -- EXAMPLES

THIS OPTIONAL WITHDRAWAL BENEFIT IS CLOSED.

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

APP VI-20

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EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR
CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   (95,000/100,000) - 1 = -.05 subject to the minimum of 0%

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.40% of the Payment Base after the automatic increase calculation.

           - $99,000 x 0.40% = $396, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

                                                                   APP VI-21

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EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT
YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   (95,000/100,000) - 1 = -.05 subject to the minimum of 0%

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.40% of the Payment Base after the automatic increase calculation.

           - $99,000 x 0.40% = $396, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

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APP VI-22

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EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER
MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

                                                                   APP VI-23

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     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $110,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $5,000, which is 5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($110,000/$100,000) - 1 = .10 subject to the maximum of 10%

       - Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $105,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $4,500, which is 4.5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%

       - Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

APP VI-24

-------------------------------------------------------------------------------

EXAMPLE 17: SPOUSAL CONTRACT CONTINUATION

On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

     Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)

     WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse's attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

     Lifetime Benefit Payment = $9,000 (WP x greater of Payment Base or Contract Value on date of continuation)

     Death Benefit = $150,000 (Contract Value on date of continuation)

     Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

                                                                   APP VI-25

-------------------------------------------------------------------------------

D.  THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS
    THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

OBJECTIVE

The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.

HOW DO THE RIDERS HELP ACHIEVE THIS GOAL?

- LIFETIME WITHDRAWAL FEATURE. Provided you follow the rules below, the riders provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's Lifetime Income Eligibility Date until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on whether either of the following options and any time there is a change to the amount of your Payment Base or your Withdrawal Percent changes:

Lifetime Income                 =      Payment Base or Contract   x      Withdrawal Percent
Builder Selects                        Value, whichever is
                                       higher
                                                - or -
Lifetime Income                 =      Payment Base               x      Withdrawal Percent
Builder Portfolios

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

See Optional Benefit Comparisons in Appendix B.

WHEN CAN YOU BUY THE RIDERS?

Subject to state availability, you may elect either rider if you are eligible to participate in a designated company sponsored exchange program as described above. The benefits comprising either rider may not be purchased separately. The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios riders are sold separately. These riders may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw either or both riders and any options at any time.

When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the "Relevant Covered Life" and other "Covered Lives" will be when establishing the Withdrawal Percent.

- A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

- For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

- The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is
80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.

DOES ELECTING EITHER RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect either rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR EITHER RIDER CALCULATED?

The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP VI-26

-------------------------------------------------------------------------------

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either riders effective date. The fee increase will only apply if you are eligible for future automatic Payment Base and/or Withdrawal Percent increases. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected either rider. If we cease sales of either or both riders, we will predetermine the rider charge on a non-discriminatory basis. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; (b) you notify us in writing of your election to permanently waive automatic Payment Base and Withdrawal Percent increases; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers or the fee we set before we cease offering either or both riders.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

DOES THE PAYMENT BASE CHANGE UNDER EITHER RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. It will fluctuate based on:

       -   automatic Payment Base increases; and

       -   subsequent Premium Payments; and

       - partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

- Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. The following table describes how these options operate:

                                 LIFETIME INCOME BUILDER SELECTS                        LIFETIME INCOME BUILDER PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
New Payment Base     [(current Anniversary Value (prior to the rider charge   The higher of current Contract Value or Payment Base
                     being taken) divided by your prior Payment Base)]
                     multiplied by your prior Payment Base
Annual Payment Base  0% - 10%                                                 Unlimited
increase limits

  We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary.

  Automatic Payment Base increases will cease upon the earliest of:

    -   your Annuity Commencement Date;

    - the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80; or

    -   You waive your right to receive automatic Payment Base increases.

  Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix VI.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix VI.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

                                                                   APP VI-27

-------------------------------------------------------------------------------

    B. If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

  See Examples 3-9 and 12-15 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix VI.

- Covered Life Changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" below.

- Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life's reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the LOWER of the then applicable Payment Base or the Contract Value at the time of rescission. RESCISSION OF A CONVERSION OPTION MAY THEREFORE RESULT IN A PERMANENT REDUCTION OF BENEFITS. Once rescinded, this privilege will be terminated.

- Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

IS EITHER RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.

As shown in the following table, the Withdrawal Percent for all partial Surrenders taken BEFORE the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken AFTER the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

                                                     WITHDRAWAL PERCENT
                                              SINGLE LIFE         JOINT/SPOUSAL
    RELEVANT COVERED LIFE ATTAINED AGE           OPTION               OPTION
--------------------------------------------------------------------------------
          [LESS THAN]59 1/2 - 64                  5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percentage will increase according to this schedule if:

- You are entitled to an automatic Payment Base increase during the Contract Year when the Relevant Covered Life's birthday coincides with a new age band; and

-   You have not waived your obligation to pay potential rider fee increases.

Your new Withdrawal Percent will take effect on either of the following dates depending on whether a partial Surrender was ever taken:

- If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

- If a partial Surrender HAS been taken, then your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs after the birthday that brought you into a new Withdrawal Percent age band (and not that birthday).

APP VI-28

-------------------------------------------------------------------------------

See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" for a description of circumstances when your Withdrawal Percent may change based on a permissible Covered Life change.

See Examples 1-3 and 20 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix VI.

IS EITHER RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjustedreduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.

Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and
        (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES EITHER RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes, IT PERMANENTLY REPLACES THE STANDARD DEATH BENEFIT. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation by you of this rider.

WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER EITHER RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.

If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract -- generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

-   We will no longer accept subsequent Premium Payments; and

- You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sum to the Money Market Sub-Account); and

-   Lifetime Benefit Payments will continue; and

- Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your death benefit shall be equal to your Contract Value; and

                                                                   APP VI-29

-------------------------------------------------------------------------------

- All other privileges under either rider will terminate and you will no longer be charged a rider fee or annual maintenance fee; and

- If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix VI.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of such rider and continue the Guaranteed Minimum Death Benefit only. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of such rider at the time of the change, or we no longer offer this rider, then such rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer such rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

APP VI-30

-------------------------------------------------------------------------------

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

                                                                   APP VI-31

-------------------------------------------------------------------------------

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL FEATURE?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

-   The Lifetime Benefit Payment will be recalculated.

The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.

See Examples 18 and 19 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix VI.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.

If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

APP VI-32

-------------------------------------------------------------------------------

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes, as described in the following table:

Lifetime Income Builder    We reserve the right to limit the Funds into which you may allocate your Contract Value. We may
Selects                    prohibit investment in certain Funds or require you to allocate your Contract Value only to certain
                           Funds or in accordance with one of a number of model portfolios or Programs.
Lifetime Income Builder    Your Contract Value must be invested in one or more Programs and in an approved model portfolio,
Portfolios                 Funds, or other investment vehicles established from time to time. Permissible portfolios, Funds,
                           Programs or other investment vehicles are described in your application and other communications. Not all model portfolios or Programs are available through all Financial Intermediaries.
                           We may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes.
                           Changes may be made on a prospective basis with respect to any additional Premium Payments received.
                           While you may switch from model portfolio to model portfolio, you can not pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the
                           Withdrawal Benefit. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will; however, result in the termination of your rights under this rider.

                                                                   APP VI-33

-------------------------------------------------------------------------------

Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions.
Please refer to each Fund's investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.

If Your Withdrawal Benefit is revoked due to failure to comply with the Investment Restrictions, You will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on Your rider. There is a 15 calendar day reinstatement period that will begin from the date Your Lifetime Withdrawal Feature is revoked. During the reinstatement period if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change your opportunity to reinstate will be terminated.

Upon reinstatement of Your Lifetime Withdrawal Feature under this rider, Your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Withdrawal Benefit revocation; unless, if within the reinstatement period You reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on Your Contract Anniversary following the reinstatement for the time period between the reinstatement date and Your first Contract Anniversary following the reinstatement.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. These restrictions are not currently enforced.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- YOUR ANNUAL LIFETIME BENEFIT PAYMENTS MAY FLUCTUATE BASED ON CHANGES IN THE PAYMENT BASE AND CONTRACT VALUE. THE PAYMENT BASE IS SENSITIVE TO PARTIAL SURRENDERS IN EXCESS OF THE THEN CURRENT MAXIMUM LIFETIME BENEFIT PAYMENT/THRESHOLD. IT IS THEREFORE POSSIBLE THAT SURRENDERS AND SUBSEQUENT PREMIUM PAYMENTS WITHIN THE SAME CONTRACT YEAR, WHETHER OR NOT EQUAL TO ONE ANOTHER, CAN RESULT IN LOWER LIFETIME BENEFIT PAYMENTS.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- If you had elected to the conversion option from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Death Benefit and the Contract Value on the date of the rescission.

- Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

APP VI-34

-------------------------------------------------------------------------------

- While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. PAYMENTS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE ARE NOT GUARANTEED TO LAST FOR A LIFETIME. Either rider may not be suitable if a Covered Life is under attained age 59 1/2.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such riders for new sales at any time. In the event that either or both rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Unless otherwise provided, you may select either or both rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under either rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for either rider may increase any time after 12 months from either rider's effective date if and when automatic Payment Base increases take place. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis. This fee can change at any time.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

                                                                   APP VI-35

-------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                            5%                                         5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3 (SINGLE LIFE), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $105,500.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
LIFETIME BENEFIT PAYMENT                                    $6,330                                     $6,300
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

APP VI-36

-------------------------------------------------------------------------------

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $330                                       $300
                                           - Remaining for Contract Year              - Remaining for Contract Year
CONTRACT VALUE AFTER THE WITHDRAWAL                         $99,000                                    $99,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                           4.5%                                       4.5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5 (JOINT/SPOUSAL), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE CONTRACT YEAR IS $110,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $111,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
LIFETIME BENEFIT PAYMENT                                    $6,105                                     $6,050
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $105                                        $50
                                           - Remaining for Contract Year              - Remaining for Contract Year
CONTRACT VALUE AFTER THE WITHDRAWAL                        $105,000                                   $105,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

                                                                   APP VI-37

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1.                    - Your current Payment Base
                                           - Resulting in -0.04, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,950                                     $4,950
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $544.50                                    $643.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $105,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

APP VI-38

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($105,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($99,000), less 1             - Your current Payment Base
                                           - Resulting in 0.06, subject to minimum
                                           of 0% and maximum of 10%
THRESHOLD                                                   $5,250                                     $5,250
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $577.50                                    $682.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $4,500                                     $4,500
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

                                                                   APP VI-39

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                          4.5%(1)                                    4.5%(1)
THRESHOLD                                                   $3,500                                     $3,500
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1.                    - Your current Payment Base
                                           - Resulting in -0.04, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,455                                     $4,455
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
RIDER CHARGE                                                $544.50                                    $643.50
                                           - Rider charge of 0.55% multiplied by      - Rider charge of 0.65% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $121,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,950                                     $4,950
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

APP VI-40

-------------------------------------------------------------------------------

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $6,050                                     $5,950
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

EXAMPLE 11: ASSUME THE SAME FACTS AS EXAMPLE 9 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $125,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,455                                     $4,455
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $5,625                                     $5,355
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

                                                                   APP VI-41

-------------------------------------------------------------------------------

EXAMPLE 12: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

EXAMPLE 13: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $2,750 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

APP VI-42

-------------------------------------------------------------------------------

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $49,323                                    $49,038
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-(700/(52,000-300)                        1-(1000/52,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $46,068                                    $46,096
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above.                                     above

                                                                   APP VI-43

-------------------------------------------------------------------------------

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 13 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
WITHDRAWAL PERCENT                                           5.5%                                       5.5%
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $48,230                                    $47,959
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-(1,725/(49,000-275)                      1-(2,000/49,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $45,312                                    $45,321
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above.                                     above

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

APP VI-44

-------------------------------------------------------------------------------

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1.           - Your current Payment Base
                                           - Resulting in 0.15, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $5,500                                     $5,750
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 17: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE CONTRACT ANNIVERSARY:

PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1.           - Your current Payment Base
                                           - Resulting in 0.15, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $4,950                                     $5,175
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

                                                                   APP VI-45

-------------------------------------------------------------------------------

EXAMPLE 18: SPOUSAL CONTRACT CONTINUATION (SINGLE LIFE)

On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTRACT CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Equal to the Contract Value on date of   - Equal to Contract Value on date of
                                           continuation                               continuation
WITHDRAWAL PERCENTAGE                                         6%                                         6%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $9,000                                     $9,000
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by the
                                           Payment Base on date of continuation       Payment Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

EXAMPLE 19: SPOUSAL CONTRACT CONTINUATION (JOINT/SPOUSAL)

On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTRACT CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Greater of Contract Value or Payment     - Greater of Contract Value or Payment
                                           Base on date of continuation               Base on date of continuation
WITHDRAWAL PERCENTAGE                                        5.5%                                       5.5%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $8,250                                     $8,250
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by
                                           greater of the Contract Value or Payment   Payment Base on date of continuation
                                           Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

APP VI-46

-------------------------------------------------------------------------------

EXAMPLE 21

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,000 (within rider limit)

New Contract Value = $1,000

- Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

       -   Contract Value is transferred to approved investment program

       -   We will no longer accept subsequent Premium Payments

       - We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

       - The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

       -   We will waive the Annual Maintenance Fee and rider fee

       -   Benefit Increases will no longer be applied

NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.

EXAMPLE 22

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,800 (exceeds rider limit)

New Contract Value = $200

- Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

       -   Contract is fully liquidated

                    APP VII-1

--------------------------------------------------------------------------------

APPENDIX VII -- OPTIONAL BENEFITS COMPARISONS

                                THE HARTFORD'S               THE HARTFORD'S              THE HARTFORD'S
                                LIFETIME INCOME             LIFETIME INCOME              LIFETIME INCOME
FEATURES                          BUILDER II          BUILDER SELECTS / PORTFOLIOS           BUILDER
-------------------------------------------------------------------------------------------------------------
OBJECTIVES                 - Guaranteed income for    THE HARTFORD'S LIFETIME       - Guaranteed income for
                           life                       INCOME BUILDER SELECTS:       life or a set time period
                           - Potential automatic      - Guaranteed income for life  - Potential automatic
                           annual Payment Base        - Potential automatic annual  annual Benefit Amount
                           increases                  Payment Base increases        increases
                           (0 - 10%)                  (0 - 10%)                     (0 - 10%)
                                                      THE HARTFORD'S LIFETIME
                                                      INCOME BUILDER PORTFOLIOS:
                                                      - Guaranteed income for life
                                                      - Potential automatic annual
                                                      Payment Base adjustment
DEATH BENEFIT              - Greater of Contract      Same as The Hartford's        - Greater of Contract
                           Value or Payments          Lifetime Income Builder II    Value or Benefit Amount
                           adjusted for partial       for both options              - Replaces the standard
                           Surrenders                                               Death Benefit
                           - Replaces the standard                                  - MAV Plus (MAV only) may
                           Death Benefit                                            be purchased with this
                           - MAV Plus (MAV only) may                                rider
                           be purchased with this
                           rider
AVAILABILITY               - Available at Contract    Same as The Hartford's        - Available at Contract
                           issue only                 Lifetime Income Builder II    issue only
                           - Available subject to     for both options              - closed to new investors
                           state approval
MAXIMUM ISSUE AGE          Qualified, Non-Qualified   Qualified, Non-Qualified      Qualified, Non-Qualified
                           maximum issue age is 75    maximum issue age is 80 for   maximum issue age is 75
                           for any Covered Life and   any Covered Life and          (owner(s)/annuitant)
                           Annuitant.                 Annuitant
REVOCABILITY               - Irrevocable              FOR BOTH OPTIONS:             - Irrevocable
                           - We may terminate the     - Irrevocable                 - We may terminate the
                           Rider upon Owner default   - We may terminate the Rider  Rider upon Owner default
                                                      upon Owner default

APP VII-2

--------------------------------------------------------------------------------

                                THE HARTFORD'S               THE HARTFORD'S              THE HARTFORD'S
                                LIFETIME INCOME             LIFETIME INCOME              LIFETIME INCOME
FEATURES                          BUILDER II          BUILDER SELECTS / PORTFOLIOS           BUILDER
-------------------------------------------------------------------------------------------------------------
RIDER COMPATIBILITY        Cannot be elected with     THE HARTFORD'S LIFETIME       Cannot be elected with
                           any of the following:      INCOME BUILDER SELECTS:       any of the following:
                           - The Hartford's           Cannot be elected with any    - The Hartford's
                           Principal First            of the following:             Principal First
                           - The Hartford's           - The Hartford's Principal    - The Hartford's
                           Principal First Preferred  First                         Principal First Preferred
                           - The Hartford's Lifetime  - The Hartford's Principal    - The Hartford's Lifetime
                           Income Builder             First Preferred               Income Builder II
                           - The Hartford's Lifetime  - The Hartford's Lifetime     - The Hartford's Lifetime
                           Income Builder Selects     Income Builder II             Income Builder Selects
                           - The Hartford's Lifetime  - The Hartford's Lifetime     - The Hartford's Lifetime
                           Income Builder Portfolios  Income Builder                Income Builder Portfolios
                                                      Portfolios
                                                      THE HARTFORD'S LIFETIME
                                                      INCOME BUILDER PORTFOLIOS:
                                                      Cannot be elected with any
                                                      of the following:
                                                      - The Hartford's Principal
                                                      First
                                                      - The Hartford's Principal
                                                      First Preferred
                                                      - The Hartford's Lifetime
                                                      Income Builder II
                                                      - The Hartford's Lifetime
                                                      Income Builder Selects
                                                      - The Hartford's Lifetime
                                                      Income Builder Portfolios
ADDITIONAL CHARGE          - 0.40% (40 bps) of the    THE HARTFORD'S LIFETIME       - 0.40% (40 bps) of the
                           Payment Base charged       INCOME BUILDER SELECTS:       Benefit Amount charged
                           annually on the Contract   - 0.55% (55 bps) of the       annually on the contract
                           Anniversary (flat dollar)  Payment Base charged          anniversary (flat dollar)
                           - Can increase the fee on  annually on the Contract      - Can increase the fee on
                           or after the 5th           Anniversary (flat dollar)     or after the 5th contract
                           anniversary from the       - Can increase the fee on or  anniversary and then
                           rider effective date and   after 12 months from the      every 5 years thereafter
                           then every 5 years         rider effective date or upon  only if annual Benefit
                           thereafter or upon         Covered Life changes          Amount increases elected
                           Covered Life changes       - Maximum charge of 1.50%     - Maximum charge of 0.75%
                           - Maximum charge of 0.75%  THE HARTFORD'S LIFETIME
                                                      INCOME BUILDER PORTFOLIOS:
                                                      - 0.65% (65 bps) of the
                                                      Payment Base charged
                                                      annually on the Contract
                                                      Anniversary (flat dollar)
                                                      - Can increase the fee on or
                                                      after 12 months from the
                                                      rider effective date or upon
                                                      Covered Life changes
                                                      - Maximum charge of 1.50%
BENEFIT AMOUNT             Not applicable             Not applicable                100% of Premium Payment
                                                                                    when added at issue

                                                                       APP VII-3

--------------------------------------------------------------------------------

                                THE HARTFORD'S               THE HARTFORD'S              THE HARTFORD'S
                                LIFETIME INCOME             LIFETIME INCOME              LIFETIME INCOME
FEATURES                          BUILDER II          BUILDER SELECTS / PORTFOLIOS           BUILDER
-------------------------------------------------------------------------------------------------------------
PAYMENT BASE               100% of Premium Payment    BOTH OPTIONS:                 Not applicable
                           when added at issue        100% of Premium Payment plus
                                                      any Payment Enhancements
                                                      (Plus Contracts) when added
                                                      at issue.
WITHDRAWAL PERCENTAGE      Varies based on:           BOTH OPTIONS:                 Not applicable
                           - attained age of          - Varies based on:
                           Relevant Covered Life      - attained age of Relevant
                           - survivor option chosen   Covered Life
                           - date of first partial    - survivor option chosen
                           Surrender                  - Withdrawal Percent for
                           - Withdrawal Percent for   Single Life Option starts at
                           Single Life Option starts  5% and increases by 0.5% for
                           at 5% and increases by     every 5 year increment
                           1/2% for every 5 year      between the Relevant Covered
                           increment between the      Life's attained ages 60 - 80
                           Relevant Covered Life's    - Withdrawal Percent for
                           attained ages 60 - 80      Joint/Spousal Life Option
                           - Withdrawal Percent for   starts at 4.5% and increases
                           Joint/Spousal Life Option  by 0.5% for every 5 year
                           starts at 4.5% and         increment between the
                           increases by 1/2% or       Relevant Covered Life's
                           every 5 year increment     attained ages 60 - 80
                           between the Relevant       - The Withdrawal Percent
                           Covered Life's attained    will be set at the time of
                           ages 60 - 80               the first partial Surrender
                           - The Withdrawal Percent   and is based on the attained
                           will be set at the time    age of the Relevant Covered
                           of the first partial       Life
                           Surrender and is based on  - Potential to increase
                           the attained age of the    Withdrawal Percent if a new
                                                      age band is reached and
                                                      there is an automatic
                                                      Payment Base Increase on the
                                                      anniversary.

APP VII-4

--------------------------------------------------------------------------------

                                THE HARTFORD'S               THE HARTFORD'S              THE HARTFORD'S
                                LIFETIME INCOME             LIFETIME INCOME              LIFETIME INCOME
FEATURES                          BUILDER II          BUILDER SELECTS / PORTFOLIOS           BUILDER
-------------------------------------------------------------------------------------------------------------
ANNUAL AMOUNT AVAILABLE    PRIOR TO AN ELIGIBLE       THE HARTFORD'S LIFETIME       PRIOR TO OWNER'S 60TH
FOR SURRENDER              WITHDRAWAL YEAR:           INCOME BUILDER SELECTS:       BIRTHDAY:
                           Partial Surrenders (1)     PRIOR TO THE LIFETIME INCOME  Benefit Payments equal 5%
                           equal either:              ELIGIBILITY DATE:             multiplied by the Benefit
                           SINGLE LIFE OPTION -- 5%   Partial Surrenders (1) equal  Amount
                           multiplied by the greater  either:                       CONTRACT ANNIVERSARIES
                           of Payment Base or         SINGLE LIFE OPTION -- 5%      IMMEDIATELY FOLLOWING THE
                           Contract Value (on the     multiplied by the greater of  OWNER'S 60TH BIRTHDAY --
                           Contract Anniversary)      Payment Base or Contract      ONLY IF ELECTED: Lifetime
                           JOINT/SPOUSAL OPTION --    Value (on the Contract        Benefit Payments(2) equal
                           4.5% multiplied by the     Anniversary)                  5% of the Benefit Amount
                           greater of Payment Base    JOINT/SPOUSAL OPTION -- 4.5%
                           or Contract Value (on the  multiplied by the greater of
                           Contract Anniversary)      Payment Base or Contract
                           DURING AN ELIGIBLE         Value (on the Contract
                           WITHDRAWAL YEAR:           Anniversary)
                           Lifetime Benefit Payments  ON OR AFTER THE LIFETIME
                           equal applicable           INCOME ELIGIBILITY DATE:
                           Withdrawal Percent         Lifetime Benefit Payments
                           (varies by option          equal applicable Withdrawal
                           elected, vs.               Percent (varies by option
                           Joint/Spousal) multiplied  elected, Single Life vs.
                           by the greater of Payment  Joint/Spousal) multiplied by
                           Base or Contract Value     the greater of Payment Base
                           (on the Contract           or Contract Value (on the
                           Anniversary)               Contract Anniversary)
                                                      THE HARTFORD'S LIFETIME
                                                      INCOME BUILDER PORTFOLIOS:
                                                      PRIOR TO THE LIFETIME INCOME
                                                      ELIGIBILITY DATE:
                                                      Partial Surrenders (1) equal
                                                      either:
                                                      SINGLE LIFE OPTION -- 5%
                                                      multiplied by the Payment
                                                      Base
                                                      JOINT/SPOUSAL OPTION -- 4.5%
                                                      multiplied by the Payment
                                                      Base
                                                      ON OR AFTER THE LIFETIME
                                                      INCOME ELIGIBILITY DATE:
                                                      Lifetime Benefit Payments
                                                      equal applicable Withdrawal
                                                      Percent (varies by option
                                                      elected, Single Life vs.
                                                      Joint/Spousal) multiplied by
                                                      the Payment Base (on the
                                                      Contract Anniversary)

  (1) As in the case of any partial Surrender, taking partial Surrenders prior to an Eligible Withdrawal Year will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee and Guaranteed Minimum Death Benefit.

  (2) Benefit Payments are still available after age 60 and may be different than the Lifetime Benefit Payment. The annual amount withdrawn can not exceed the greater of these two values.

                                                                       APP VII-5

--------------------------------------------------------------------------------

                                THE HARTFORD'S               THE HARTFORD'S              THE HARTFORD'S
                                LIFETIME INCOME             LIFETIME INCOME              LIFETIME INCOME
FEATURES                          BUILDER II          BUILDER SELECTS / PORTFOLIOS           BUILDER
-------------------------------------------------------------------------------------------------------------
RMD RESET                  - Contracts enrolled in    BOTH RIDERS:                  - Contracts enrolled in
                           automatic RMD (AIP) that   Same as The Hartford's        automatic RMD (AIP) that
                           go over the annual         Lifetime Income Builder II    go over the 5% allowed
                           Lifetime Benefit Payment                                 will not result in a
                           amount will not result in                                reset of the Benefit
                           a reset of the Lifetime                                  Payment or Lifetime
                           Benefit Payment if no                                    Benefit Payment if no
                           other partial Surrenders                                 other partial Surrenders
                           have occurred during the                                 have occurred during the
                           Contract Year                                            Contract Year
                           - NOT 72t/q friendly                                     - NOT 72t/q friendly
INVESTMENT RESTRICTIONS    - Not currently enforced   THE HARTFORD'S LIFETIME       Not currently enforced
                           - Can be triggered by      INCOME BUILDER SELECTS:
                           changes in Covered Life    Not currently enforced
                           - If the restrictions are  THE HARTFORD'S LIFETIME
                           violated, the Lifetime     INCOME BUILDER PORTFOLIOS:
                           Withdrawal feature of      - Contract Value must be
                           this rider will be         invested in an approved
                           revoked and the Death      asset allocation model,
                           Benefit only will          fund-of-funds or
                           continue                   Sub-Accounts -- failure to
                                                      do so will result in the
                                                      termination of this rider
OWNERSHIP CHANGES          Refer to Covered Life                                    - Ownership changes in
                           change feature below                                     the first 12 months from
                                                                                    the effective date of the
                                                                                    rider will have no impact
                                                                                    on the rider benefits as
                                                                                    long as age limitation is
                                                                                    met
                                                                                    - Ownership changes after
                                                                                    the first 12 months from
                                                                                    the effective date of the
                                                                                    rider may cause the
                                                                                    Benefit Amount, Benefit
                                                                                    Payment and Lifetime
                                                                                    Benefit Payment to be
                                                                                    recalculated
SPOUSAL CONTRACT           Refer to Spousal Contract                                If spousal contract
CONTINUATION               Continuation feature                                     continuation is elected,
                           below                                                    there may be a Benefit
                                                                                    Amount increase to equal
                                                                                    the then current Benefit
                                                                                    Amount (this is
                                                                                    automatic, NOT elected)
                                                                                    providing he/she is
                                                                                    younger than 76 years old
                                                                                    and the rider is
                                                                                    currently available for
                                                                                    sale

APP VII-6

--------------------------------------------------------------------------------

                                  LIFETIME INCOME                           LIFETIME INCOME
                                BUILDER II -- SINGLE                         BUILDER II --
FEATURES                            LIFE OPTION                           JOINT/SPOUSAL OPTION
--------------------------------------------------------------------------------------------------------
COVERED LIFE          - Natural Owner -- Owner and Joint Owner  - Natural Owner -- The Covered Life is
                      (if any) on rider effective date          both Spouses (as defined by Federal Law)
                      - Non-Natural Owner -- the Annuitant on   - Non-Natural Owner -- the Annuitant on
                      rider effective date                      rider effective date
                      - All age based benefit provisions based  - All age based provisions based on the on the attained age of the OLDER Covered  attained age of the YOUNGER Covered Life
                      Life
ISSUE RULES           No Additional Requirements                - The sole primary beneficiary (defined
                                                                as the individual to receive the Death
                                                                Benefit) must be the Owner's Spouse. If
                                                                the Joint Owner is the Spouse, the
                                                                primary beneficiary can be someone other
                                                                than the Spouse
                                                                - A joint Owner who is not the Owner's
                                                                Spouse is not allowed.
                                                                - We reserve the right to prohibit
                                                                non-natural entities from being listed
                                                                as Owner
COVERED LIFE CHANGE   - Covered Life changes within the first   - Covered Life changes within the first
                      6 months have no impact to the Death      6 months have no impact to the Death
                      Benefit or Payment Base, however, the     Benefit or Payment Base, however, the
                      Withdrawal Percent and Lifetime Benefit   Withdrawal Percent and Lifetime Benefit
                      Payment may change based on the attained  Payment may change based on the attained
                      age of new Relevant Covered Life          age of new Relevant Covered Life
                      - After the first 6 months:               - If Owner and their Spouse are no
                      - Covered Life changes will cause a       longer married, for reasons other than
                      reset in the benefits                     death, Covered Life changes may occur:
                      - Allow us to impose investment           - If Surrenders have not been taken,
                      restrictions                              Owner may remove their Spouse and
                      - May cause an increase in rider charge   replace with new Spouse (both events do
                                                                not need to occur at the same time)(3)
                                                                - If Surrenders have been taken, Owner
                                                                may remove their Spouse but may not add
                                                                a new Spouse
                                                                - Any other contractual change which
                                                                causes a change in the Covered Life will
                                                                cause the Withdrawal Feature to
                                                                terminate

    (3) The Covered Life will be reset at time of removal and time of replacement. The Withdrawal Percent scale will be based on the younger Covered Life.

                    APP VII-7

--------------------------------------------------------------------------------

                                  LIFETIME INCOME                           LIFETIME INCOME
                                BUILDER II -- SINGLE                         BUILDER II --
FEATURES                            LIFE OPTION                           JOINT/SPOUSAL OPTION
--------------------------------------------------------------------------------------------------------
SPOUSAL CONTRACT      - We will increase the Contract Value to  - We will increase the Contract Value to
CONTINUATION          the Death Benefit value                   the Death Benefit value
                      - The Relevant Covered Life will be       - The Spouse may elect to either:
                      re-determined on the date of the          A) Continue the Contract and rider; or
                      continuation                              B) Continue the Contract and revoke the
                      - The Payment Base will be set equal to   Withdrawal Feature of the rider
                      the Contract Value, the Death Benefit     If the Spouse elects to continue the
                      will be set equal to the Contract Value   Contract and rider:
                      and the Lifetime Benefit Payment and      - The Payment Base will be set equal to
                      Withdrawal Percent will be recalculated   the greater of Contract Value or Payment
                      on the continuation date                  Base on the continuation date
                      - If Relevant Covered Life is greater     - The Withdrawal Percent will remain
                      than or equal to 81 at the time of        frozen at the current Withdrawal Percent
                      continuation, the Rider will terminate.   if there have been partial Surrenders
                      The Death Benefit will be equal to the    since the rider effective date. If not,
                      Contract Value                            the Withdrawal Percent will be based on
                                                                the attained age of the remaining
                                                                Covered Life on the Contract Anniversary
                                                                prior to the first partial Surrender
                                                                - The Lifetime Benefit Payment will be
                                                                recalculated to equal the Withdrawal
                                                                Percent multiplied by the greater of
                                                                Contract Value or Payment Base on the
                                                                continuation date

   The discussion above is qualified in its entirety by the terms and provisions of the prospectus attached and in the event of any conflict between the discussion above and the prospectus, the prospectus shall prevail.

APP VII-8

--------------------------------------------------------------------------------

                                          THE HARTFORD'S
                                          PRINCIPAL FIRST                                     THE HARTFORD'S
FEATURES                                     PREFERRED                                       PRINCIPAL FIRST
------------------------------------------------------------------------------------------------------------------------------
OBJECTIVES               - Guaranteed income for a set time period (20      - Guaranteed income for a set time period (14
                         years estimated)                                   years estimated)
                         - Principal protection                             - Potential step-ups every 5 years
                                                                            - Principal protection
DEATH BENEFIT            Not Applicable                                     Not Applicable
AVAILABILITY             - Available at Contract issue or post issue on     - Available at Contract issue or post-issue on
                         contracts effective on or after 11/1/04            current products
                         - Plus contracts must reach the 1st anniversary    - Plus contracts must reach the 1st anniversary
                         before adding post-issue.                          before adding post-issue.
MAXIMUM ISSUE AGE        Qualified, Non-Qualified maximum issue age is 70   - Non-Qualified and Roth IRA -- age 85 except for
                         (owner(s)/annuitant)                               Outlook and Access contracts which have a maximum
                                                                            issue age of 90
                                                                            - IRA/Qualified -- age 80
REVOCABILITY             Revocable in writing anytime after the 5th         Irrevocable
                         anniversary of the rider effective date (6th
                         rider year)
RIDER COMPATIBILITY      Cannot be elected with any of the following:       Cannot be elected with any of the following:
                         - The Hartford's Principal First                   - The Hartford's Principal First Preferred
                         - The Hartford's Lifetime Income Builder           - The Hartford's Lifetime Income Builder
                         - The Hartford's Lifetime Income Builder II        - The Hartford's Lifetime Income Builder II
                         - The Hartford's Lifetime Income Foundation        - The Hartford's Lifetime Income Foundation
                         - The Hartford's Lifetime Income Builder Selects   - The Hartford's Lifetime Income Builder Selects
                         - The Hartford's Lifetime Income Builder           - The Hartford's Lifetime Income Builder
                         Portfolios                                         Portfolios
ADDITIONAL CHARGE        Annual charge of 0.20% (20 bps) assessed daily     - Annual charge of 0.50% (50 bps) assessed daily
                                                                            - Can increase the fee on or after the 5th
                                                                            contract anniversary and then every 5 years
                                                                            thereafter only of step-up elected
                                                                            - Maximum charge of 0.75%
BENEFIT AMOUNT           - 100% of Premium Payment when added at issue      - 100% of Premium Payment when added at issue
                         - Contract Value on the rider effective date when  - Contract Value on the rider effective date when
                         added post-issue                                   added post-issue
PAYMENT BASE             Not applicable                                     Not applicable
WITHDRAWAL PERCENTAGE    Not applicable                                     Not applicable
ANNUAL AMOUNT AVAILABLE  Beginning Immediately:                             Beginning Immediately:
FOR SURRENDER            Benefit Payments equal 5% of the Benefit Amount    Benefit Payments equal 7% of the Benefit Amount
RMD RESET                - Contracts enrolled in automatic RMD (AIP) that   - All partial Surrenders that go over the 7%
                         go over the 5% allowed will not result in a reset  allowed will result in a reset of the Benefit of the Benefit Payment amount if no other partial  Amount and possibly a reset of the Benefit Payment
                         Surrenders have occurred during the Contract       amount
                         Year.                                              - NOT 72t/q friendly
                         - NOT 72t/q friendly
INVESTMENT RESTRICTIONS  - Not currently enforced                           None
                         - If the restrictions are violated, the
                         withdrawal feature of this rider will be revoked
OWNERSHIP CHANGES        - Ownership changes in the first 12 months from    Same as Principal First Preferred
                         the effective date of the rider will have no
                         impact on the rider benefits as long as age
                         limitation is met
                         - Ownership changes after the first 12 months to
                         someone other than the Spouse will cause a
                         recalculation of the Benefit Amount
SPOUSAL CONTRACT         There is no option for the Spouse to step up the   Spouse may choose to step up the Benefit Amount to
CONTINUATION             Benefit Amount upon Spousal Contract Continuation  the current Contract Value

                                                                  APP VIII-1

-------------------------------------------------------------------------------

APPENDIX VIII -- ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us.

HARTFORD LIFE INSURANCE COMPANY


SERIES II:


                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.693          $13.242          $11.795          $10.561           $8.687
  Accumulation Unit Value at end of
   period                                    $17.738          $15.693          $13.242          $11.795          $10.561
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                4                5                5                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.689           $9.942           $8.927           $8.168               --
  Accumulation Unit Value at end of
   period                                    $13.106          $11.689           $9.942           $8.927               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                2               --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.988          $17.191          $13.936          $11.714           $8.786
  Accumulation Unit Value at end of
   period                                    $25.081          $20.988          $17.191          $13.936          $11.714
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.870          $12.278          $10.033           $8.846               --
  Accumulation Unit Value at end of
   period                                    $17.629          $14.870          $12.278          $10.033               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6               13               13               10               --
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.279          $13.164          $11.512          $10.399           $8.995
  Accumulation Unit Value at end of
   period                                    $15.788          $14.279          $13.164          $11.512          $10.399
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               30               43               39               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.528           $8.855           $7.806           $7.279               --
  Accumulation Unit Value at end of
   period                                    $10.450           $9.528           $8.855           $7.806               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               81               83               81               --
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.845          $12.212          $11.725          $10.794           $9.278
  Accumulation Unit Value at end of
   period                                    $14.312          $13.845          $12.212          $11.725          $10.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               17               19               20                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.426          $11.938          $11.554          $10.941               --
  Accumulation Unit Value at end of
   period                                    $13.769          $13.426          $11.938          $11.554               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               32               33               33               --
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.248          $13.877          $11.605           $9.883           $7.824
  Accumulation Unit Value at end of
   period                                    $19.192          $16.248          $13.877          $11.605           $9.883
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               16               18                7                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.886          $10.233           $8.626           $7.550               --
  Accumulation Unit Value at end of
   period                                    $13.928          $11.886          $10.233           $8.626               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               10               10                9               --

APP VIII-2

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.398          $12.525          $12.146          $11.071           $9.168
  Accumulation Unit Value at end of
   period                                    $14.667          $13.398          $12.525          $12.146          $11.071
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                4               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.440           $7.011           $6.854           $6.498               --
  Accumulation Unit Value at end of
   period                                     $8.080           $7.440           $7.011           $6.854               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6                6               --
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.383          $14.406          $14.389          $13.290          $12.489
  Accumulation Unit Value at end of
   period                                    $16.078          $15.383          $14.406          $14.389          $13.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               22                4                4                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.148          $13.355          $13.447          $12.639               --
  Accumulation Unit Value at end of
   period                                    $14.669          $14.148          $13.355          $13.447               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35                2                2                2               --
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.407           $8.400           $8.394           $7.584           $6.725
  Accumulation Unit Value at end of
   period                                    $10.290           $9.407           $8.400           $8.394           $7.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.818           $6.137           $6.182           $5.777               --
  Accumulation Unit Value at end of
   period                                     $7.398           $6.818           $6.137           $6.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.481           $7.987           $7.433           $6.687           $5.953
  Accumulation Unit Value at end of
   period                                    $10.114           $8.481           $7.987           $7.433           $6.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.409           $5.135           $4.817           $4.500               --
  Accumulation Unit Value at end of
   period                                     $6.398           $5.409           $5.135           $4.817               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                9                9                9               --
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.385           $7.920           $7.702           $7.168           $6.587
  Accumulation Unit Value at end of
   period                                     $9.189           $8.385           $7.920           $7.702           $7.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.298           $5.997           $5.879           $5.637               --
  Accumulation Unit Value at end of
   period                                     $6.847           $6.298           $5.997           $5.879               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.765           $8.782           $8.315           $7.588           $6.805
  Accumulation Unit Value at end of
   period                                    $10.601           $9.765           $8.782           $8.315           $7.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.246           $8.382           $8.000           $7.439               --
  Accumulation Unit Value at end of
   period                                     $9.958           $9.246           $8.382           $8.000               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --

                                                                  APP VIII-3

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.281          $12.969          $12.817          $11.699          $10.873
  Accumulation Unit Value at end of
   period                                    $14.647          $14.281          $12.969          $12.817          $11.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                5                6                6                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.945          $11.850          $11.805          $11.001               --
  Accumulation Unit Value at end of
   period                                    $13.171          $12.945          $11.850          $11.805               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               27               28               30               --
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.231          $12.869          $12.120          $11.127          $10.155
  Accumulation Unit Value at end of
   period                                    $14.509          $14.231          $12.869          $12.120          $11.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.735          $12.520          $11.886          $11.106               --
  Accumulation Unit Value at end of
   period                                    $13.892          $13.735          $12.520          $11.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.598           $4.345           $3.612           $2.999           $2.478
  Accumulation Unit Value at end of
   period                                     $5.389           $4.598           $4.345           $3.612           $2.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               12                9                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.438           $4.227           $3.543           $3.051               --
  Accumulation Unit Value at end of
   period                                     $5.159           $4.438           $4.227           $3.543               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                7                7               --
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.438           $8.686           $7.454           $6.211           $5.121
  Accumulation Unit Value at end of
   period                                    $11.392           $9.438           $8.686           $7.454           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.109           $8.450           $7.310           $6.294               --
  Accumulation Unit Value at end of
   period                                    $10.907           $9.109           $8.450           $7.310               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2               11               11                8               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.649          $11.582          $11.174          $10.510           $9.120
  Accumulation Unit Value at end of
   period                                    $12.941          $12.649          $11.582          $11.174          $10.510
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.209          $11.268          $10.959          $10.398               --
  Accumulation Unit Value at end of
   period                                    $12.390          $12.209          $11.268          $10.959               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.152          $14.229          $13.442          $11.741           $9.815
  Accumulation Unit Value at end of
   period                                    $16.092          $16.152          $14.229          $13.442          $11.741
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               11               20               31               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.589          $13.844          $13.182          $11.849               --
  Accumulation Unit Value at end of
   period                                    $15.407          $15.589          $13.844          $13.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               28               28               27               --

APP VIII-4

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.662          $11.213          $11.103          $10.582          $10.059
  Accumulation Unit Value at end of
   period                                    $11.895          $11.662          $11.213          $11.103          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3               --                1               30                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.255          $10.909          $10.888          $10.521               --
  Accumulation Unit Value at end of
   period                                    $11.389          $11.255          $10.909          $10.888               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.029           $7.134           $6.350           $5.976           $5.340
  Accumulation Unit Value at end of
   period                                     $8.472           $7.029           $7.134           $6.350           $5.976
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.783           $6.940           $6.227           $5.951               --
  Accumulation Unit Value at end of
   period                                     $8.112           $6.783           $6.940           $6.227               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                3                3               --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.888           $9.117           $8.397           $7.909           $6.649
  Accumulation Unit Value at end of
   period                                    $12.446          $10.888           $9.117           $8.397           $7.909
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.508           $8.870           $8.235           $7.847               --
  Accumulation Unit Value at end of
   period                                    $11.916          $10.508           $8.870           $8.235               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.230           $7.081           $6.245           $5.910           $5.235
  Accumulation Unit Value at end of
   period                                     $8.651           $7.230           $7.081           $6.245           $5.910
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                5                7                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.978           $6.889           $6.125           $5.943               --
  Accumulation Unit Value at end of
   period                                     $8.283           $6.978           $6.889           $6.125               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               11               11               --
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.455          $10.182          $10.096          $10.196          $10.273
  Accumulation Unit Value at end of
   period                                    $10.769          $10.455          $10.182          $10.096          $10.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                4                6               11               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.091           $9.906           $9.901          $10.063               --
  Accumulation Unit Value at end of
   period                                    $10.311          $10.091           $9.906           $9.901               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2                2               --
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.256           $8.672           $7.596           $6.217           $5.852
  Accumulation Unit Value at end of
   period                                    $12.070          $10.256           $8.672           $7.596           $6.217
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.898           $8.437           $7.450           $6.353               --
  Accumulation Unit Value at end of
   period                                    $11.557           $9.898           $8.437           $7.450               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

                                                                  APP VIII-5

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.310          $14.858          $13.657          $12.320          $10.829
  Accumulation Unit Value at end of
   period                                    $17.628          $17.310          $14.858          $13.657          $12.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               13               15               18                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.901          $13.759          $12.748          $11.710               --
  Accumulation Unit Value at end of
   period                                    $16.064          $15.901          $13.759          $12.748               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                9               12               --
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.343          $16.095          $12.801          $10.420           $7.727
  Accumulation Unit Value at end of
   period                                    $25.843          $20.343          $16.095          $12.801          $10.420
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                3                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.450          $18.702          $14.994          $12.657               --
  Accumulation Unit Value at end of
   period                                    $29.553          $23.450          $18.702          $14.994               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                7                7                6               --
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.789          $13.171          $12.294          $10.766           $8.951
  Accumulation Unit Value at end of
   period                                    $15.903          $15.789          $13.171          $12.294          $10.766
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                7                6                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.929          $12.554          $11.811          $10.630               --
  Accumulation Unit Value at end of
   period                                    $14.917          $14.929          $12.554          $11.811               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                5               --
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.877          $13.593          $13.254          $12.904          $12.805
  Accumulation Unit Value at end of
   period                                    $14.401          $13.877          $13.593          $13.254          $12.904
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3               15                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.254          $13.087          $12.863          $12.685               --
  Accumulation Unit Value at end of
   period                                    $13.645          $13.254          $13.087          $12.863               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                6                6                6               --
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.099          $16.597          $15.024          $13.871          $12.792
  Accumulation Unit Value at end of
   period                                    $18.975          $18.099          $16.597          $15.024          $13.871
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.441          $19.820          $18.085          $16.889               --
  Accumulation Unit Value at end of
   period                                    $22.300          $21.441          $19.820          $18.085               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $22.642          $16.776          $12.735          $10.511           $7.628
  Accumulation Unit Value at end of
   period                                    $31.297          $22.642          $16.776          $12.735          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.626          $16.152          $12.360          $10.568               --
  Accumulation Unit Value at end of
   period                                    $29.655          $21.626          $16.152          $12.360               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

APP VIII-6

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.903          $13.452          $12.729          $11.598          $10.545
  Accumulation Unit Value at end of
   period                                    $15.159          $14.903          $13.452          $12.729          $11.598
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.487          $13.181          $12.573          $11.692               --
  Accumulation Unit Value at end of
   period                                    $14.618          $14.487          $13.181          $12.573               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.880          $14.952          $13.568          $12.226          $10.515
  Accumulation Unit Value at end of
   period                                    $19.317          $17.880          $14.952          $13.568          $12.226
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                5                8               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.380          $14.651          $13.402          $12.364               --
  Accumulation Unit Value at end of
   period                                    $18.628          $17.380          $14.651          $13.402               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.315          $10.585          $10.643           $9.878           $8.972
  Accumulation Unit Value at end of
   period                                    $11.582          $11.315          $10.585          $10.643           $9.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.791          $10.176          $10.314           $9.737               --
  Accumulation Unit Value at end of
   period                                    $10.958          $10.791          $10.176          $10.314               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.734          $12.479          $11.233           $9.943               --
  Accumulation Unit Value at end of
   period                                    $13.917          $13.734          $12.479          $11.233               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.435          $12.305          $11.166           $9.936               --
  Accumulation Unit Value at end of
   period                                    $13.505          $13.435          $12.305          $11.166               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.212          $15.333          $13.872          $12.301          $10.139
  Accumulation Unit Value at end of
   period                                    $19.330          $18.212          $15.333          $13.872          $12.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                5                4                4                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.234          $16.322          $14.886          $13.475               --
  Accumulation Unit Value at end of
   period                                    $20.251          $19.234          $16.322          $14.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.157          $11.773          $10.767           $9.739               --
  Accumulation Unit Value at end of
   period                                    $14.070          $12.157          $11.773          $10.767               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.892          $11.609          $10.702           $9.732               --
  Accumulation Unit Value at end of
   period                                    $13.654          $11.892          $11.609          $10.702               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                6                6                4               --

                                                                  APP VIII-7

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.920          $14.816          $14.461          $12.513          $10.824
  Accumulation Unit Value at end of
   period                                    $16.264          $16.920          $14.816          $14.461          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               11               15                6                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.447          $14.517          $14.283          $12.729               --
  Accumulation Unit Value at end of
   period                                    $15.683          $16.447          $14.517          $14.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                1               --
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.029           $5.738           $5.405           $5.291           $4.661
  Accumulation Unit Value at end of
   period                                     $6.673           $6.029           $5.738           $5.405           $5.291
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.819           $5.582           $5.300           $5.271               --
  Accumulation Unit Value at end of
   period                                     $6.389           $5.819           $5.582           $5.300               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.387          $10.237          $10.072           $9.803               --
  Accumulation Unit Value at end of
   period                                    $10.939          $10.387          $10.237          $10.072               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.161          $10.094          $10.011           $9.796               --
  Accumulation Unit Value at end of
   period                                    $10.616          $10.161          $10.094          $10.011               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                7                7                7               --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.971          $14.870          $13.771          $12.262          $10.647
  Accumulation Unit Value at end of
   period                                    $17.123          $16.971          $14.870          $13.771          $12.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                8                7                5                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.380          $14.467          $13.505          $12.267               --
  Accumulation Unit Value at end of
   period                                    $16.395          $16.380          $14.467          $13.505               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               23               23               22               --
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.305          $13.174          $12.436          $11.835          $10.563
  Accumulation Unit Value at end of
   period                                    $15.273          $13.305          $13.174          $12.436          $11.835
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.933          $12.908          $12.283          $11.919               --
  Accumulation Unit Value at end of
   period                                    $14.728          $12.933          $12.908          $12.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --


SERIES III:


                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $11.212           $9.451           $8.410           $7.804
   of period
  Accumulation Unit Value at end of          $12.685          $11.212           $9.451           $8.410
   period
  Number of Accumulation Units                   114              110              127              124
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $11.745           $9.980           $8.952           $8.318
   of period
  Accumulation Unit Value at end of          $13.183          $11.745           $9.980           $8.952
   period
  Number of Accumulation Units                    14               12                2                1
   outstanding at end of period (in
   thousands)

APP VIII-8

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.348          $12.559          $10.170           $9.135
  Accumulation Unit Value at end of
   period                                    $18.359          $15.348          $12.559          $10.170
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               88               64               56
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.942          $12.325          $10.061           $9.048
  Accumulation Unit Value at end of
   period                                    $17.731          $14.942          $12.325          $10.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               15               16                8
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $8.047           $7.438
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210           $8.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    821              892              921              995
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.827           $7.245
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888           $7.827
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    185              195              188               95
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $12.038          $11.291
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551          $12.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    471              525              577              647
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.586          $10.881
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983          $11.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    107              113              115               56
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $8.099           $7.409
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694           $8.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    416              421              388              302
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.650           $7.924
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271           $8.650
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               54               45               15
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $7.007           $6.511
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233           $7.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              171              178              175
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.873           $6.395
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038           $6.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               28               17
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.901          $13.547
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931          $13.901
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    394              256               83               83
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.485          $13.158
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406          $13.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               25               25                8

                                                                  APP VIII-9

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $6.322           $5.819
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332           $6.322
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     55               62               82               82
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $6.199           $5.713
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160           $6.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.992           $4.547
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370           $4.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               67               68               75
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.830           $4.406
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154           $4.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               12                1
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $6.211           $5.748
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               42               70
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.895           $5.463
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020           $5.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                2                2               --
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.393           $7.767
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873           $8.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               37               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $8.023           $7.434
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414           $8.023
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                7                1
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.923          $12.278
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089          $12.923
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    296              318              351              424
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.838          $11.262
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895          $11.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              109              109               42
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.191          $11.539
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957          $12.191
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              106              116              126
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.898          $11.276
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545          $11.898
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --

APP VIII-10

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.633           $3.342
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375           $3.633
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    303              342              366              392
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.546           $3.266
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236           $3.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               19               12               13
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.497           $6.855
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745           $7.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               52               80               88
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $7.317           $6.699
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467           $7.317
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $11.240          $10.598
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661          $11.240
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              161              184              235
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.970          $10.357
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290          $10.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $13.520          $12.374
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327          $13.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    200              231              262              352
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $13.196          $12.093
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872          $13.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37               38               24
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.167          $11.034
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290          $11.167
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               45               47               65
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.899          $10.784
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931          $10.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2                1
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $6.387           $5.922
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182           $6.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    217              266              285              327
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $6.233           $5.787
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954           $6.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --

                                                                 APP VIII-11

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.446           $7.904
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179           $8.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               45               48               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $8.244           $7.725
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888           $8.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $6.282           $5.800
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130           $6.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               53               58               97
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $6.131           $5.668
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903           $6.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               29               21                2
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.155          $10.158
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251          $10.155
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              157              150              214
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.911           $9.928
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926           $9.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                4                4                2
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.641           $7.090
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732           $7.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     95              105              110              119
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.457           $6.929
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454           $7.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.607          $12.690
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819          $13.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    243              255              250              294
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.783          $11.937
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811          $12.783
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               87               89               43
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.651          $12.195
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               28               24
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $15.036          $13.450
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773          $15.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                3               --

APP VIII-12

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.859          $10.915
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718          $11.859
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85               88               72               70
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.845          $10.916
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601          $11.845
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               22               21                7
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.795          $12.749
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136          $12.795
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168              237              277              329
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $12.951          $12.922
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190          $12.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               27               28               24
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.078          $15.483
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779          $16.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.213          $17.562
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980          $18.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                4                4                1
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.834           $8.672
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968           $9.834
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               20               12               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.445          $10.988
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279          $12.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3                2
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.750          $11.974
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                1                4                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.585          $11.834
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207          $12.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                6                7               --
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $13.591          $12.542
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992          $13.591
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               18               18                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.415          $12.396
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               13               --

                                                                 APP VIII-13

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284          $10.331          $10.171
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284          $10.331
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               26               33               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258          $10.386          $10.240
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258          $10.386
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4                2
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $11.241          $10.285
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501          $11.241
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9               10                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $11.174          $10.237
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327          $11.174
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               17               14                1
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.940           $9.960
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104          $10.940
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              123              139              144
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.991          $13.666
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454          $14.991
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               12               11                4
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.775           $9.912
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630          $10.710           $9.866
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.485          $13.428
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856          $14.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               50               58                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $14.297          $13.272
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547          $14.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               37               34               10
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.436           $5.057
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777           $5.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               63               66               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.306           $4.942
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594           $5.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1

APP VIII-14

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.074          $10.067
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249          $10.074
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.019          $10.025
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112          $10.019
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               23               16                1
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.852          $12.813
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971          $13.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               66               57               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.519          $12.522
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496          $13.519
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               25               26               10
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $12.457          $11.579
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209          $12.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                1                2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $12.296          $11.444
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934          $12.296
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --


SERIES IV:


                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $11.212           $9.451           $9.451
   of period
  Accumulation Unit Value at end of          $12.685          $11.212          $11.212
   period
  Number of Accumulation Units                   114              110              110
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $11.745           $9.980           $9.980
   of period
  Accumulation Unit Value at end of          $13.183          $11.745          $11.745
   period
  Number of Accumulation Units                    14               12               12
   outstanding at end of period (in
   thousands)
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $15.348          $12.559          $12.559
   of period
  Accumulation Unit Value at end of          $18.359          $15.348          $15.348
   period
  Number of Accumulation Units                    87               88               88
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $14.942          $12.325          $12.325
   of period
  Accumulation Unit Value at end of          $17.731          $14.942          $14.942
   period
  Number of Accumulation Units                    15               15               15
   outstanding at end of period (in
   thousands)
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $10.000           $9.210           $9.210
   of period
  Accumulation Unit Value at end of          $11.068          $10.000          $10.000
   period
  Number of Accumulation Units                   821              892              892
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning        $9.574           $8.888           $8.888
   of period
  Accumulation Unit Value at end of          $10.511           $9.574           $9.574
   period
  Number of Accumulation Units                   185              195              195
   outstanding at end of period (in
   thousands)

                                                                 APP VIII-15

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $12.551
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $14.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    471              525              525
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.983
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $13.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    107              113              113
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $9.694
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362          $11.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    416              421              421
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271          $10.271
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $11.943
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               54               54
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $7.233
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              171              171
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $7.038
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.476
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               32
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.931
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $14.890
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    394              256              256
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.406
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $14.216
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               25               25
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $6.332
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $7.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     55               62               62
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $6.160
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.851
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $5.370
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.707
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               67               67
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $5.154
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               12

APP VIII-16

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $6.393
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $6.020
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.328
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                2                2
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.873
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $9.877
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               24
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $8.414
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $9.291
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                9
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $13.089
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $14.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    296              318              318
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.895
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $13.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              109              109
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.957
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $14.343
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              106              106
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $12.545
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $13.776
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $4.375
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    303              342              342
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $4.236
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               19               19
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $8.745
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $9.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               52               52
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $8.467
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $9.137
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

                                                                 APP VIII-17

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $11.661
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $12.749
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              161              161
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $11.290
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $12.245
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $14.327
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $16.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    200              231              231
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $13.872
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $15.636
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37               37
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.290
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.754
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               45               45
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.931
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $11.289
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $7.182
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.084
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    217              266              266
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $6.954
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $9.179
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973          $10.973
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               45               45
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $8.888
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540          $10.540
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $7.130
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               53               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $6.903
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               29               29

APP VIII-18

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.251
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.537
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              157              157
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.926
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121          $10.121
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                4                4
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $8.732
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336          $10.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     95              105              105
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $8.454
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $9.928
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $14.819
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $17.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    243              255              255
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $13.811
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $15.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               87               87
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $17.181
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $21.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $18.773
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $23.563
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                3
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $12.718
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $15.261
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85               88               88
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $12.601
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $15.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               22               22
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $13.136
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.423
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168              237              237
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $13.190
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               27               27

                                                                 APP VIII-19

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $17.779
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $19.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $19.980
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $21.636
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                4                4
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968          $12.968
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $17.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               20               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $16.279
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $21.819
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $13.487
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $14.958
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $13.207
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $14.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                6                6
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $14.992
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $17.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               18               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $14.680
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $17.433
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               11
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284          $10.284
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $11.005
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               26               26
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258          $10.258
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $12.501
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $13.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $12.327
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               17               17

APP VIII-20

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $12.104
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              123              123
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $16.454
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $19.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               12               12
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $11.794
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $12.190
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630          $11.630
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.925
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.856
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $16.982
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               50               50
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $14.547
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $16.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               37               37
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.777
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $6.076
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               63               63
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.594
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.836
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.249
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.411
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.112
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.189
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               23               23
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $14.971
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $17.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               66               66
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $14.496
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $16.429
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               25               25

                                                                 APP VIII-21

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $13.209
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $12.934
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


SERIES II:


                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $15.693          $13.242          $11.795          $10.561           $8.687
   of period
  Accumulation Unit Value at end of          $17.738          $15.693          $13.242          $11.795          $10.561
   period
  Number of Accumulation Units                   110              124              111              124               36
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $11.689           $9.942           $8.927           $8.168               --
   of period
  Accumulation Unit Value at end of          $13.106          $11.689           $9.942           $8.927               --
   period
  Number of Accumulation Units                   119              123              119              122               --
   outstanding at end of period (in
   thousands)
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $20.988          $17.191          $13.936          $11.714           $8.786
   of period
  Accumulation Unit Value at end of          $25.081          $20.988          $17.191          $13.936          $11.714
   period
  Number of Accumulation Units                    68               73               77               77               36
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $14.870          $12.278          $10.033           $8.846               --
   of period
  Accumulation Unit Value at end of          $17.629          $14.870          $12.278          $10.033               --
   period
  Number of Accumulation Units                    97              111              126              130               --
   outstanding at end of period (in
   thousands)
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $14.279          $13.164          $11.512          $10.399           $8.995
   of period
  Accumulation Unit Value at end of          $15.788          $14.279          $13.164          $11.512          $10.399
   period
  Number of Accumulation Units                   692              766              788              788              287
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning        $9.528           $8.855           $7.806           $7.279               --
   of period
  Accumulation Unit Value at end of          $10.450           $9.528           $8.855           $7.806               --
   period
  Number of Accumulation Units                   942            1,048            1,087            1,001               --
   outstanding at end of period (in
   thousands)
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $13.845          $12.212          $11.725          $10.794           $9.278
   of period
  Accumulation Unit Value at end of          $14.312          $13.845          $12.212          $11.725          $10.794
   period
  Number of Accumulation Units                   633              693              731              738              279
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $13.426          $11.938          $11.554          $10.941               --
   of period
  Accumulation Unit Value at end of          $13.769          $13.426          $11.938          $11.554               --
   period
  Number of Accumulation Units                   606              712              747              691               --
   outstanding at end of period (in
   thousands)

APP VIII-22

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.248          $13.877          $11.605           $9.883           $7.824
  Accumulation Unit Value at end of
   period                                    $19.192          $16.248          $13.877          $11.605           $9.883
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    210              202              199              188               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.886          $10.233           $8.626           $7.550               --
  Accumulation Unit Value at end of
   period                                    $13.928          $11.886          $10.233           $8.626               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    284              277              259              269               --
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.398          $12.525          $12.146          $11.071           $9.168
  Accumulation Unit Value at end of
   period                                    $14.667          $13.398          $12.525          $12.146          $11.071
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85              103              103              101               22
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.440           $7.011           $6.854           $6.498               --
  Accumulation Unit Value at end of
   period                                     $8.080           $7.440           $7.011           $6.854               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    125              143              144              138               --
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.383          $14.406          $14.389          $13.290          $12.489
  Accumulation Unit Value at end of
   period                                    $16.078          $15.383          $14.406          $14.389          $13.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    163              174              178              187               74
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.148          $13.355          $13.447          $12.639               --
  Accumulation Unit Value at end of
   period                                    $14.669          $14.148          $13.355          $13.447               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    121              129              137              106               --
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.407           $8.400           $8.394           $7.584           $6.725
  Accumulation Unit Value at end of
   period                                    $10.290           $9.407           $8.400           $8.394           $7.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               20               16               24               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.818           $6.137           $6.182           $5.777               --
  Accumulation Unit Value at end of
   period                                     $7.398           $6.818           $6.137           $6.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               64               65               45               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.481           $7.987           $7.433           $6.687           $5.953
  Accumulation Unit Value at end of
   period                                    $10.114           $8.481           $7.987           $7.433           $6.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               32               31               26                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.409           $5.135           $4.817           $4.500               --
  Accumulation Unit Value at end of
   period                                     $6.398           $5.409           $5.135           $4.817               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               42               41               43               --
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.385           $7.920           $7.702           $7.168           $6.587
  Accumulation Unit Value at end of
   period                                     $9.189           $8.385           $7.920           $7.702           $7.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               17               17               17                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.298           $5.997           $5.879           $5.637               --
  Accumulation Unit Value at end of
   period                                     $6.847           $6.298           $5.997           $5.879               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               46               44               --

                                                                 APP VIII-23

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.765           $8.782           $8.315           $7.588           $6.805
  Accumulation Unit Value at end of
   period                                    $10.601           $9.765           $8.782           $8.315           $7.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               28               48               65               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.246           $8.382           $8.000           $7.439               --
  Accumulation Unit Value at end of
   period                                     $9.958           $9.246           $8.382           $8.000               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               20               21               22               --
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.281          $12.969          $12.817          $11.699          $10.873
  Accumulation Unit Value at end of
   period                                    $14.647          $14.281          $12.969          $12.817          $11.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    242              258              269              254               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.945          $11.850          $11.805          $11.001               --
  Accumulation Unit Value at end of
   period                                    $13.171          $12.945          $11.850          $11.805               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    246              272              309              305               --
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.231          $12.869          $12.120          $11.127          $10.155
  Accumulation Unit Value at end of
   period                                    $14.509          $14.231          $12.869          $12.120          $11.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               28               25               24               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.735          $12.520          $11.886          $11.106               --
  Accumulation Unit Value at end of
   period                                    $13.892          $13.735          $12.520          $11.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               20               20               20               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.598           $4.345           $3.612           $2.999           $2.478
  Accumulation Unit Value at end of
   period                                     $5.389           $4.598           $4.345           $3.612           $2.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               74               78               71               33
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.438           $4.227           $3.543           $3.051               --
  Accumulation Unit Value at end of
   period                                     $5.159           $4.438           $4.227           $3.543               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     63               65               61               42               --
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.438           $8.686           $7.454           $6.211           $5.121
  Accumulation Unit Value at end of
   period                                    $11.392           $9.438           $8.686           $7.454           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               11               10               10                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.109           $8.450           $7.310           $6.294               --
  Accumulation Unit Value at end of
   period                                    $10.907           $9.109           $8.450           $7.310               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               13               13               14               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.649          $11.582          $11.174          $10.510           $9.120
  Accumulation Unit Value at end of
   period                                    $12.941          $12.649          $11.582          $11.174          $10.510
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              126              132              136               56
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.209          $11.268          $10.959          $10.398               --
  Accumulation Unit Value at end of
   period                                    $12.390          $12.209          $11.268          $10.959               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96              102              100               65               --

APP VIII-24

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.152          $14.229          $13.442          $11.741           $9.815
  Accumulation Unit Value at end of
   period                                    $16.092          $16.152          $14.229          $13.442          $11.741
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              127              135              133               41
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.589          $13.844          $13.182          $11.849               --
  Accumulation Unit Value at end of
   period                                    $15.407          $15.589          $13.844          $13.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              145              166              171               --
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.662          $11.213          $11.103          $10.582          $10.059
  Accumulation Unit Value at end of
   period                                    $11.895          $11.662          $11.213          $11.103          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               55               59               62               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.255          $10.909          $10.888          $10.521               --
  Accumulation Unit Value at end of
   period                                    $11.389          $11.255          $10.909          $10.888               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               27               24               19               --
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.029           $7.134           $6.350           $5.976           $5.340
  Accumulation Unit Value at end of
   period                                     $8.472           $7.029           $7.134           $6.350           $5.976
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     58               59               61               55               44
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.783           $6.940           $6.227           $5.951               --
  Accumulation Unit Value at end of
   period                                     $8.112           $6.783           $6.940           $6.227               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     77               82               87               66               --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.888           $9.117           $8.397           $7.909           $6.649
  Accumulation Unit Value at end of
   period                                    $12.446          $10.888           $9.117           $8.397           $7.909
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               26               28               28               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.508           $8.870           $8.235           $7.847               --
  Accumulation Unit Value at end of
   period                                    $11.916          $10.508           $8.870           $8.235               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                5                5                9               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.230           $7.081           $6.245           $5.910           $5.235
  Accumulation Unit Value at end of
   period                                     $8.651           $7.230           $7.081           $6.245           $5.910
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               26               28               23                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.978           $6.889           $6.125           $5.943               --
  Accumulation Unit Value at end of
   period                                     $8.283           $6.978           $6.889           $6.125               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               65               65               68               --
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.455          $10.182          $10.096          $10.196          $10.273
  Accumulation Unit Value at end of
   period                                    $10.769          $10.455          $10.182          $10.096          $10.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    161               73               85               97               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.091           $9.906           $9.901          $10.063               --
  Accumulation Unit Value at end of
   period                                    $10.311          $10.091           $9.906           $9.901               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    114               88               42               64               --

                                                                 APP VIII-25

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.256           $8.672           $7.596           $6.217           $5.852
  Accumulation Unit Value at end of
   period                                    $12.070          $10.256           $8.672           $7.596           $6.217
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               15               15               15               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.898           $8.437           $7.450           $6.353               --
  Accumulation Unit Value at end of
   period                                    $11.557           $9.898           $8.437           $7.450               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               13               14               15               --
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.310          $14.858          $13.657          $12.320          $10.829
  Accumulation Unit Value at end of
   period                                    $17.628          $17.310          $14.858          $13.657          $12.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    229              233              240              236               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.901          $13.759          $12.748          $11.710               --
  Accumulation Unit Value at end of
   period                                    $16.064          $15.901          $13.759          $12.748               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    166              215              239              214               --
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.343          $16.095          $12.801          $10.420           $7.727
  Accumulation Unit Value at end of
   period                                    $25.843          $20.343          $16.095          $12.801          $10.420
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               38               37               32               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.450          $18.702          $14.994          $12.657               --
  Accumulation Unit Value at end of
   period                                    $29.553          $23.450          $18.702          $14.994               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               46               56               44               --
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.789          $13.171          $12.294          $10.766           $8.951
  Accumulation Unit Value at end of
   period                                    $15.903          $15.789          $13.171          $12.294          $10.766
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    127              135              135              105               24
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.929          $12.554          $11.811          $10.630               --
  Accumulation Unit Value at end of
   period                                    $14.917          $14.929          $12.554          $11.811               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               96              123               98               --
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.877          $13.593          $13.254          $12.904          $12.805
  Accumulation Unit Value at end of
   period                                    $14.401          $13.877          $13.593          $13.254          $12.904
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              158              165              164               81
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.254          $13.087          $12.863          $12.685               --
  Accumulation Unit Value at end of
   period                                    $13.645          $13.254          $13.087          $12.863               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    155              125              104              117               --
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.099          $16.597          $15.024          $13.871          $12.792
  Accumulation Unit Value at end of
   period                                    $18.975          $18.099          $16.597          $15.024          $13.871
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8               13               10                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.441          $19.820          $18.085          $16.889               --
  Accumulation Unit Value at end of
   period                                    $22.300          $21.441          $19.820          $18.085               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               12               11               13               --

APP VIII-26

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $22.642          $16.776          $12.735          $10.511           $7.628
  Accumulation Unit Value at end of
   period                                    $31.297          $22.642          $16.776          $12.735          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8               12                7                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.626          $16.152          $12.360          $10.568               --
  Accumulation Unit Value at end of
   period                                    $29.655          $21.626          $16.152          $12.360               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               11               16               19               --
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.903          $13.452          $12.729          $11.598          $10.545
  Accumulation Unit Value at end of
   period                                    $15.159          $14.903          $13.452          $12.729          $11.598
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               30               25               32               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.487          $13.181          $12.573          $11.692               --
  Accumulation Unit Value at end of
   period                                    $14.618          $14.487          $13.181          $12.573               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               55               57               29               --
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.880          $14.952          $13.568          $12.226          $10.515
  Accumulation Unit Value at end of
   period                                    $19.317          $17.880          $14.952          $13.568          $12.226
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               40               29               41               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.380          $14.651          $13.402          $12.364               --
  Accumulation Unit Value at end of
   period                                    $18.628          $17.380          $14.651          $13.402               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               45               55               24               --
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.315          $10.585          $10.643           $9.878           $8.972
  Accumulation Unit Value at end of
   period                                    $11.582          $11.315          $10.585          $10.643           $9.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32               35               40               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.791          $10.176          $10.314           $9.737               --
  Accumulation Unit Value at end of
   period                                    $10.958          $10.791          $10.176          $10.314               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               36               35               47               --
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.734          $12.479          $11.233           $9.943               --
  Accumulation Unit Value at end of
   period                                    $13.917          $13.734          $12.479          $11.233               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                8                9                7               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.435          $12.305          $11.166           $9.936               --
  Accumulation Unit Value at end of
   period                                    $13.505          $13.435          $12.305          $11.166               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               29               29               29               --
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.212          $15.333          $13.872          $12.301          $10.139
  Accumulation Unit Value at end of
   period                                    $19.330          $18.212          $15.333          $13.872          $12.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               98               99               96               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.234          $16.322          $14.886          $13.475               --
  Accumulation Unit Value at end of
   period                                    $20.251          $19.234          $16.322          $14.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     86               94              102              101               --

                                                                 APP VIII-27

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.157          $11.773          $10.767           $9.739               --
  Accumulation Unit Value at end of
   period                                    $14.070          $12.157          $11.773          $10.767               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.892          $11.609          $10.702           $9.732               --
  Accumulation Unit Value at end of
   period                                    $13.654          $11.892          $11.609          $10.702               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               11               11                7               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.920          $14.816          $14.461          $12.513          $10.824
  Accumulation Unit Value at end of
   period                                    $16.264          $16.920          $14.816          $14.461          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              191              201              203               52
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.447          $14.517          $14.283          $12.729               --
  Accumulation Unit Value at end of
   period                                    $15.683          $16.447          $14.517          $14.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    194              224              257              219               --
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.029           $5.738           $5.405           $5.291           $4.661
  Accumulation Unit Value at end of
   period                                     $6.673           $6.029           $5.738           $5.405           $5.291
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               17               17               20                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.819           $5.582           $5.300           $5.271               --
  Accumulation Unit Value at end of
   period                                     $6.389           $5.819           $5.582           $5.300               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                5                7               --
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.387          $10.237          $10.072           $9.803               --
  Accumulation Unit Value at end of
   period                                    $10.939          $10.387          $10.237          $10.072               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               15               15                7               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.161          $10.094          $10.011           $9.796               --
  Accumulation Unit Value at end of
   period                                    $10.616          $10.161          $10.094          $10.011               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               51               51               51               --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.971          $14.870          $13.771          $12.262          $10.647
  Accumulation Unit Value at end of
   period                                    $17.123          $16.971          $14.870          $13.771          $12.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    120              133              138              135               61
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.380          $14.467          $13.505          $12.267               --
  Accumulation Unit Value at end of
   period                                    $16.395          $16.380          $14.467          $13.505               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    124              142              165              146               --
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.305          $13.174          $12.436          $11.835          $10.563
  Accumulation Unit Value at end of
   period                                    $15.273          $13.305          $13.174          $12.436          $11.835
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               23               22               23                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.933          $12.908          $12.283          $11.919               --
  Accumulation Unit Value at end of
   period                                    $14.728          $12.933          $12.908          $12.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               10               25               28               --

APP VIII-28

-------------------------------------------------------------------------------


SERIES III:


                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.212           $9.451           $8.410           $7.804
  Accumulation Unit Value at end of
   period                                    $12.685          $11.212           $9.451           $8.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,133            1,204            1,207            1,138
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.745           $9.980           $8.952           $8.318
  Accumulation Unit Value at end of
   period                                    $13.183          $11.745           $9.980           $8.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    612              599              489              298
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.348          $12.559          $10.170           $9.135
  Accumulation Unit Value at end of
   period                                    $18.359          $15.348          $12.559          $10.170
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    361              436              426              357
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.942          $12.325          $10.061           $9.048
  Accumulation Unit Value at end of
   period                                    $17.731          $14.942          $12.325          $10.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    390              412              312              165
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $8.047           $7.438
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210           $8.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,101            5,624            5,903            6,015
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.827           $7.245
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888           $7.827
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,762            6,010            5,423            3,226
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $12.038          $11.291
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551          $12.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,902            4,384            4,704            4,919
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.586          $10.881
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983          $11.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,311            3,558            3,109            1,856
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $8.099           $7.409
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694           $8.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,701            1,782            1,432            1,223
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.650           $7.924
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271           $8.650
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,413            2,472            1,856              797
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $7.007           $6.511
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233           $7.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,057            1,137            1,252            1,269
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.873           $6.395
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038           $6.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    896              985              878              616

                                                                 APP VIII-29

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.901          $13.547
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931          $13.901
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    846              844              784              766
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.485          $13.158
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406          $13.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,135              967              929              542
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $6.322           $5.819
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332           $6.322
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    281              315              328              354
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $6.199           $5.713
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160           $6.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               59               61               48
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.992           $4.547
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370           $4.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    264              331              375              434
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.830           $4.406
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154           $4.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              127              104               92
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $6.211           $5.748
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    171              205              213              245
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.895           $5.463
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020           $5.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              121              117               88
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.393           $7.767
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873           $8.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    343              383              551              655
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $8.023           $7.434
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414           $8.023
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    350              380              306               97
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.923          $12.278
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089          $12.923
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,234            2,473            2,615            2,750
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.838          $11.262
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895          $11.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,769            1,891            1,771              835

APP VIII-30

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.191          $11.539
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957          $12.191
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              401              415              434
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.898          $11.276
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545          $11.898
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               68               56               31
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.633           $3.342
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375           $3.633
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    552              651            1,134            1,299
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.546           $3.266
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236           $3.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    145              213              205               87
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.497           $6.855
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745           $7.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    182              199              346              369
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $7.317           $6.699
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467           $7.317
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175               98               66               52
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $11.240          $10.598
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661          $11.240
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    763              877            1,119            1,327
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.970          $10.357
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290          $10.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142              147              133              106
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $13.520          $12.374
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327          $13.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              798              866              835
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $13.196          $12.093
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872          $13.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    890              999              882              360
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.167          $11.034
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290          $11.167
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    353              358              434              488
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.899          $10.784
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931          $10.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              133              129               67

                                                                 APP VIII-31

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $6.387           $5.922
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182           $6.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,115            1,330            1,637            1,959
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $6.233           $5.787
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954           $6.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    153              147              170              108
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.446           $7.904
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179           $8.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              167              181              181
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $8.244           $7.725
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888           $8.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               66               46               22
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $6.282           $5.800
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130           $6.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    324              374              288              240
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $6.131           $5.668
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903           $6.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    807              936              729              190
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.155          $10.158
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251          $10.155
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    769              648              642              626
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.911           $9.928
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926           $9.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,401            1,307              368              166
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.641           $7.090
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732           $7.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    464              527              587              701
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.457           $6.929
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454           $7.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32               34               37
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.607          $12.690
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819          $13.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,265            1,389            1,440            1,487
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.783          $11.937
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811          $12.783
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,219            1,252            1,136              702

APP VIII-32

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.651          $12.195
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    112              154              165              135
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $15.036          $13.450
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773          $15.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    226              215              182               98
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.859          $10.915
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718          $11.859
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    429              483              541              507
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.845          $10.916
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601          $11.845
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    467              523              429              223
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.795          $12.749
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136          $12.795
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,542            1,671            1,746            1,841
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $12.951          $12.922
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190          $12.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,038            1,046              960              576
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.078          $15.483
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779          $16.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               62               57               62
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.213          $17.562
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980          $18.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     75               80               63               29
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.834           $8.672
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968           $9.834
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              164              100               92
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.445          $10.988
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279          $12.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              125               94               32
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.750          $11.974
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    263              279              274              244
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.585          $11.834
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207          $12.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    167              180              174               89

                                                                 APP VIII-33

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $13.591          $12.542
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992          $13.591
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    110              110               78               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.415          $12.396
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    458              473              442              167
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284          $10.331          $10.171
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284          $10.331
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              243              265              340
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258          $10.386          $10.240
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258          $10.386
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              168              168              108
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $11.241          $10.285
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501          $11.241
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    106              133               62                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $11.174          $10.237
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327          $11.174
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              418              303               79
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.940           $9.960
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104          $10.940
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    465              535              544              565
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.991          $13.666
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454          $14.991
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    460              490              433              311
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.775           $9.912
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               20                8                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630          $10.710           $9.866
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               21               18
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.485          $13.428
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856          $14.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    385              432              292              151
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $14.297          $13.272
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547          $14.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,523            1,639            1,476              879

APP VIII-34

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.436           $5.057
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777           $5.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    206              226              232              252
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.306           $4.942
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594           $5.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               90               61               18
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.074          $10.067
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249          $10.074
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    180              169               76                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.019          $10.025
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112          $10.019
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,089              896              650              169
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.852          $12.813
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971          $13.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    523              570              526              421
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.519          $12.522
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496          $13.519
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,054            1,192            1,131              721
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $12.457          $11.579
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209          $12.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               21               23               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $12.296          $11.444
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934          $12.296
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               42               28               24


SERIES IV:


                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $11.212           $9.451           $8.072
   of period
  Accumulation Unit Value at end of          $12.685          $11.212           $9.451
   period
  Number of Accumulation Units                 1,133            1,204            1,207
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $11.745           $9.980           $8.569
   of period
  Accumulation Unit Value at end of          $13.183          $11.745           $9.980
   period
  Number of Accumulation Units                   612              599              489
   outstanding at end of period (in
   thousands)
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $15.348          $12.559          $10.155
   of period
  Accumulation Unit Value at end of          $18.359          $15.348          $12.559
   period
  Number of Accumulation Units                   361              436              426
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $14.942          $12.325          $10.019
   of period
  Accumulation Unit Value at end of          $17.731          $14.942          $12.325
   period
  Number of Accumulation Units                   390              412              312
   outstanding at end of period (in
   thousands)

                                                                 APP VIII-35

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $7.754
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,101            5,624            5,903
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.523
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,762            6,010            5,423
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $11.511
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,902            4,384            4,704
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.049
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,311            3,558            3,109
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $7.869
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,701            1,782            1,432
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.383
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,413            2,472            1,856
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $6.301
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,057            1,137            1,252
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.164
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    896              985              878
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.638
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    846              844              784
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.195
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,135              967              929
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $5.915
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    281              315              328
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $5.784
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               59               61

APP VIII-36

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.545
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    264              331              375
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.386
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              127              104
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $5.811
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    171              205              213
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.501
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              121              117
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.056
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    343              383              551
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $7.680
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    350              380              306
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.671
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,234            2,473            2,615
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.576
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,769            1,891            1,771
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.120
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              401              415
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.797
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               68               56
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.351
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    552              651            1,134
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.262
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    145              213              205

                                                                 APP VIII-37

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.022
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    182              199              346
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $6.835
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175               98               66
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $10.858
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    763              877            1,119
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.569
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142              147              133
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $12.792
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              798              866
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $12.452
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    890              999              882
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.048
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    353              358              434
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.754
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              133              129
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $5.895
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,115            1,330            1,637
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $5.738
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    153              147              170
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.122
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              167              181
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $7.906
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               66               46

APP VIII-38

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $5.765
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    324              374              288
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $5.612
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    807              936              729
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.164
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    769              648              642
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.894
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,401            1,307              368
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.878
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    464              527              587
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.669
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32               34
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.474
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,265            1,389            1,440
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.624
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,219            1,252            1,136
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.520
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    112              154              165
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $14.852
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    226              215              182
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.634
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    429              483              541
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.589
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    467              523              429

                                                                 APP VIII-39

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.885
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,542            1,671            1,746
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $13.008
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,038            1,046              960
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.088
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               62               57
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.175
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     75               80               63
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.705
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              164              100
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.249
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              125               94
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.520
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    263              279              274
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.325
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    167              180              174
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $14.130
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    110              110               78
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.910
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    458              473              442
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284           $9.940
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              243              265
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258           $9.967
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              168              168

APP VIII-40

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $10.592
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    106              133               62
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $10.501
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              418              303
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.661
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    465              535              544
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.570
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    460              490              433
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.059
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               20                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630           $9.972
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               21
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.092
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    385              432              292
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $13.873
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,523            1,639            1,476
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.196
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    206              226              232
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.057
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               90               61
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.176
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    180              169               76
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.093
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,089              896              650

                                                                 APP VIII-41

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.680
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    523              570              526
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.316
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,054            1,192            1,131
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $11.619
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               21               23
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $11.438
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               42               28

To obtain a Statement of Additional Information, please complete the form below and mail to:

     The Hartford
     Attn: U.S. Wealth Management
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series II, Series IIR, Series III and Series IV of Hartford Select Leaders variable annuity to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             SEPARATE ACCOUNT THREE

        SERIES II, SERIES IIR AND SERIES III OF HARTFORD SELECT LEADERS

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life and Annuity Insurance Company, Attn: U.S. Wealth Management, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2008
Date of Statement of Additional Information: May 1, 2008

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
Additional Payments                                                            2
PERFORMANCE RELATED INFORMATION                                                5
  Total Return for all Sub-Accounts                                            5
  Yield for Sub-Accounts                                                       5
  Money Market Sub-Accounts                                                    6
  Additional Materials                                                         6
  Performance Comparisons                                                      6
ACCUMULATION UNIT VALUES                                                       7
FINANCIAL STATEMENTS                                                        SA-1

2

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The statutory basis balance sheets of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 27, 2008 and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Three (the "Account") as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2007: $171,529,772; 2006: $171,201,478; and 2005: $95,929,429.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2007 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

1st Discount Brokerage, Inc., AIM Distributors, Inc., A.P.P.S. Financial Group, Inc., Abacus Investments, Inc., ABN AMRO, Inc., Advantage Capital Corporation, Advisory Group Equity Services Ltd., AFA Financial Group LLC, AFS Brokerage, Inc., AIG Equity Sales Corp., AIG Financial Advisors Inc., AIG Retirement Advisors, Inc., AIG SunAmerica, Inc., Alexander Investment Services Co., Allegheny Investments, Ltd., Allen & Company LLC, Allen & Company of Florida, Inc., Allen Douglas Securities, Inc., Alliance Bank, AllianceBerstein Investments, Inc., AMCORE Investment Services, Inc., American Classic Securities Inc., American Diversified Financial Group LLC, American Funds & Trusts Inc., American Funds Distributors, Inc., American General Securities, Inc., American Investors Company, American Portfolios Financial Services, Inc., Ameriprise Financial, Inc., Ameritas Investment Corp., AMTrust Investment Services, Inc., AMVest Securities, Inc., Anderson & Strudwick, Inc., Andrew Garrett, Inc., Anthony Financial Management LLC, Arizona State Savings & Credit Union, Arvest Asset Management, Askar Corp., Asset Management Securities Corp., Associated Financial Services, Inc., Associated Investment Services, Inc., Associated Securities Corp., Atlantic Coast Securities Corp., AUL Equity Sales Corp., AXA Advisors LLC, AYRE Investments, Inc., B.C. Ziegler and Company, Banc of America Investment Services, Inc., BancNorth Investment Group, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank

-------------------------------------------------------------------------------

Insurance & Securities Association, Bank Iowa, Bank of the West, Bankers & Investors Co., Banknorth, N.A., Bannon Ohanesian & Lecours, Inc., Banorte Securities International, Ltd., Bates Securities, Inc., BB&T Investment Services, Inc., BBVA Investments Inc., BCG Securities, Inc., Beaconsfield Financial Services, Inc., Bedrock Capital Management, Inc., Bernard Herold & Co., Inc., Berthel Fisher & Company Financial Services, Inc., BI Investments LLC, Bodell Overcash Anderson & Co., Inc., Boone County National Bank, BOSC, Inc., Brecek & Young Advisors, Inc., Brighton Securities Corp., Broker Dealer Financial Services Corp., Brokers International Financial, Brokers International Financial Services LLC, Brooke Securities, Inc., Brookstreet Securities Corporation, Brown Advisory Securities LLC, Brown Lisle Cummings, Inc., Bruce A. Lefavi Securities, Inc., Buckman Buckman & Reid, Inc., Butler Freeman Tally Financial Group LLC, Butler Wick & Co., Inc., Cadaret Grant & Co., Inc., Calton & Associates, Inc., Cambridge Investment Research, Inc., Cambridge Legacy Securities LLC, Cantella & Co., Inc., Cantella & Company, Capital Analysts, Inc., Capital Brokerage Corp., Capital Choice Financial Services, Capital City Bank, Capital Concepts Investment Corp., Capital Financial Services, Inc., Capital Growth Securities LLC, Capital Investment Group, Inc., Capital Investment Services, Inc., Capital Management Securities, Inc., Capital One Bank, Capital One Investments LLC, Capital Securities of America, Inc., Capital Select I Corp., Capitol Securities Management, Inc., Carey Thomas Hoover, & Breault, Inc., Carolinas Investment Consulting LLC, CBIZ Financial Solutions, Inc., CCF Investments, Inc., CCO Investment Services Corp., Cebert Wealth Management Group, Inc., Centaurus Financial, Inc., Centennial Securities Company LLC, Central Bank, Century Securities Associates, Inc., CFD Investments, Inc., CFG Financial Associates, Inc., Charter One Financial, Inc., Chase Investments Services, Corp., Chemical Bank & Trust Co., Chemical Bank West, Chicago Investment Group LLC, CIG Securities, Citicorp Financial Services Corporation, Citigroup Global Markets Inc., Citizens Bank, Citizens Financial Services FSB, Citizens Investment Services Corp., Citizens National Bank, City Bank, City Securities Corporation, Clearing Services of America, Inc., Coburn & Meredith, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Investment Services, Inc., Community Bank, Community Bankers Securities LLC, Community Investment Services, Inc., Community National Bank, Compak Securities, Inc., Compass Brokerage, Inc., Comprehensive Asset Management Servicing, Inc., Contemporary Financial Solutions, Coordinated Capital Securities, Inc., Cornerstone Financial Services, Inc., Country Club Financial Services, Inc., Countrywide Investment Services, Inc., Crews & Associates, Inc., Cri Securities LLC, Crowell, Weedon & Co., Crown Capital Securities LLP, CUE Financial Group, Inc., Cuna Brokerage Services, Inc., CUSO Financial Services LP, Cutter & Company, Inc., CW Securities LLC, D.A. Davidson & Co., Daiwa Securities America Inc., Davenport & Company LLC, David A. Noyes & Company, Delta Equity Services Corporation, Delta Trust Investments, Inc., Dempsey Financial Network, Inc., Deutsche Bank Securities Inc., DFC Investor Services, Diversified Securities, Inc., Dominion Investor Services, Inc., Dorn & Co., Inc., Dortch Securities & Investments, Inc., Dougherty & Company LLC, Duerr Financial Corporation, Eagle One Investments LLC, Economy Securities, Inc., EDI Financial, Inc., Edward Jones, Effingham State Bank, EK Riley Investments LLC, Emergent Financial Group, Inc., Emerson Equity LLC, Empire Financial Group, Inc., Empire Securities Corp., Ensemble Financial Services, Inc., EPlanning Securities, Inc., Equable Securities Corp., Equitas America LLC, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities LLC, Excel Securities & Associates, Inc., Fairport Capital, Inc., Farmers National Bank, Feltl & Company, Fenwick Securities, Inc., Ferris, Baker, Watts, Inc., FFP Securities, Inc., Fidelity Bank, Fidelity Brokerage Services LLC, Fidelity Federal Bank & Trust, Fiducial Investments Advisors, Inc., Fifth Third Securities, Inc., Financial Design, Inc., Financial Network Investment Corp., Financial Planning Consultants, Inc., Financial Security Management, Inc., Financial Telesis, Inc., Financial West Group, Fintegra LLC, First Allied Securities, Inc., First American Bank, First Bank, First Bank & Trust, First Brokerage America, First Brokerage America LLC, First Busy Securities, Inc., First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, Inc., First Citizens National Bank, First Coast Financial Advisors LLC, First Colonial Group Inc., First Community Bank, N.A., First Dallas Securities Inc., First Federal Bank, First Fidelity Securities, First Financial Equity Corp., First Global Securities, Inc., First Heartland Capital, Inc., First Independent Financial Services, Inc., First MidAmerica Investment Corp., First Montauk Securities Corp., First National Bank, First National Investment Services Company LLC, First Northern Bank, First Place Bank, First Security Bank, First Southeast Investor Services, Inc., First Southwest Company, First St.Louis Securities, Inc., First Tennessee Brokerage, Inc., First Wall Street Corp., First Western Securities, Inc., FirstMerit Securities, Inc., Fiserv Brokerage Services, Inc., Fiserv, Inc., Florida Investment Advisers, FNB Brokerage Services, Inc., FNIC FID Div., Focused Investments, Folger Nolan Fleming Douglas Inc., Foothill Securities, Inc., Foresters Equity Services, Inc., Fortune Financial Services, Inc., Founders Financial Securities LLC, Fox & Company Investments Inc., Franklin Templeton Financial Services Corp., Frost Brokerage Services, Inc., FSC Securities Corp., FSIC, Fulcrum Securities, Inc., G & W Equity Sales, Inc., GBS Financial Corp., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., GIA Financial Group LLC, Girard Securities Inc., Glencrest Insurance Services, Global Brokerage Services, Inc., GMS Group LLC, Gold Coast Securities, Inc., Granite Securities LLC, Grant Bettingen, Inc., Great American Advisors, Inc., Great American Investors, Inc., Great Lakes Capital Financial Service Inc., Great Northern Financial Services, Gregory J. Schwartz & Co., Inc., Gunnallen Financial, Inc., GWN Securities, Inc., H&R Block Financial Advisors, Inc., H. Beck, Inc., H.D.Vest Investment Services., HAAS Financial Products, Inc., Hagar Financial Corporation, Hancock Bank, Hancock Investment Services, Inc., Harbor Financial Services LLC, Harbour Investments, Inc., Harger and Company, Inc., Harold Dance Investments, Harris Investor Services, Inc., Hartford Equity Sales Company Inc., Hartford Investment Financial Services LLC, Harvest Capital LLC, Hawthorne Securities Corporation, Hazard & Siegel, Inc., HBW Securities LLC, Heartland Bank, Heartland Investment Associates, Inc., Hefren-Tillotson, Inc., Heim Young & Associates, Inc., Heritage Bank, Hibernia National Bank, Home Savings Bank Hornor Townsend & Kent, Inc.,

4

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Horwitz & Associates, Inc., HSBC Bank International, HSBC Securities (USA) Inc.,
Huntington Securities Corp., Huntington Investment Co., Huntington National
Bank, Huntleigh Securities Corporation, IBC Bank, IBC Investments, IBN Financial Services, Inc., ICBA Financial Services Corporation, IFC Holdings, IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Bank, Independent Financial Group LLC, Independent Financial Securities, Inc., INFINEX Investments, Inc., ING Financial Advisers LLC, ING Financial Partners, Inc., Innovative Solutions Insurance Services, Intercarolina Financial Services, Inc., Interlink Securities Corp., International Assets Advisory LLC, International Research Securities, Inc., Intersecurities, Inc., Intrust Brokerage Inc., Invesmart Securities LLC, Invest Financial Corporation, Investacorp, Inc., Investment Centers Of America, Inc., Investment Management Service, Inc., Investment Planners, Inc., Investment Professionals Inc., Investment Security Corporation, Investors Capital Corp., Investors Security Company, Inc., Iowa State Bank, Iron Street Securities, Inc., Ironstone Securities, Inc., J.B. Hanauer & Co., J.P. Morgan Securities, Inc., J.P. Turner & Company LLC, J.W.
Cole Financial, Inc., Jack V. Butterfield Investment Company, James I. Black & Company, Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, Jesup & Lamont Securities Corp., Joseph Stevens & Co., Inc., K.W. Brown Investments, Kalos Capital, Inc., Kaplan & Co., Securities Inc., KCD Financial, Inc., Key Investment Services LLC, Kinecta Financial & Insurance Services LLC, KMS Financial Services, Inc., Kovack Securities Inc., Lara, Shull & May, Ltd., Lasalle Financial Services, Inc., Lasalle St Securities LLC, Legacy Asset Securities, Inc., Legacy Financial Services, Inc., Legend Equities Corporation, Legg Mason Investor Services LLC, Leigh Baldwin & Co., LLC, Leonard & Company, Lesko Securities Inc., Lexington Investment Company, Inc., Liberty Group LLC, Lifemark Securities Corp., Lincoln Financial Advisors Corporation, Lincoln Investment Planning, Inc., Linsco/Private Ledger/Bank Div., Long Island
Financial Group, Inc., Lord Abbett Distributor LLC, LPL Financial Corporation, M Holdings Securities, Inc., M&I Brokerage Services, Inc., M&T Securities, Inc.,
M. Griffith Investment Services, Inc., M.L. Stern & Co., LLC, Main Street Securities LLC, Manarin Securities Corporation, Marketing One Securities, Marquette Capital Partners, Inc., MBM Securities, Inc., McGinn, Smith & Co., Inc., McGrath Financial & Retirement Services, Inc., Means Investment Co., Inc., Medallion Investment Services, Inc., Merrill Lynch, Pierce, Fenner & Smith,
Inc., Merrimac Corporate Securities, Inc., Merrimack Valley Investment, Inc., Mesirow Financial, Inc., Metlife Securities Inc., MFS Fund Distributors, Inc., Mid Atlantic Capital Corporation, MidAmerica Financial Services, Inc., Milestone Financial Services, Inc., Milkie/ Ferguson Investments, Inc., MML Investors Services, Inc., Maloney Securities Co., Inc., Money Concepts Capital Corp.,
Money Management Advisory, Inc., Moors & Cabot, Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Inc., Morris Group, Inc., MSCS Financial Services LLC, Multi-Financial Securities Corp., Multiple Financial Services, Inc., Mutual Funds Associates Inc., Mutual Of Omaha Investor Services, Inc., Mutual Securities, Inc., Mutual Services Corp., MWA Financial Services Inc., NAST, NatCity Investments, Inc., National Advisers Trust Company FSB, National Financial Services LLC, National Investor Service Corporation, National Planning Corporation, National Securities Corporation, Nations Financial Group, Inc., NAVA, Navy Federal Brokerage Services LLC, Navy Federal Credit Union, NBC Securities, Inc., Neidiger Tucker Bruner, Inc., Nelson Securities Inc., New England Securities, NewAlliance Investments, Inc., Newbridge Securities Corporation, Next Financial Group, Inc., NFB Investment Services Corp., NFP Securities, Inc., North Ridge Securities Corp., Northeast Securities, Inc., Northern Trust Securities, Inc., Northwestern Mutual Investment Services LLC, Nutmeg Securities, Ltd., O Bee Credit Union, Oak Tree Securities, Inc., Oberlin Financial Corporation, OFG Financial Services, Inc., Ogilvie Security Advisors Corporation, Ohio National Equities, Inc., Ohio Savings Securities, Inc., Olde Economie Financial Consultants, Ltd., Omega Securities, Inc., Omni Brokerage, Inc., ONE Investment Services, Inc., OneAmerica Securities, Inc., Online Brokerage Services, Oppenheimer & Co. Inc., Orange County Teachers Federal
Credit Union, P & A Financial Securities, Inc., Pacific Financial Associates, Inc., Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Park Avenue Securities LLC, Partners Investment Network, Inc., Partnervest
Securities, Inc., Paulson Investment Company Inc., Paychex Securities Corporation, Penn Plaza Brokerage, Ltd., Pension Planners Securities, Inc., Pension Financial Services, Inc., Peoples Bank, Peoples Securities, Inc., Perryman Securities, Inc., Pershing LLC, PFIC Securities Corp., Planmember Securities Corp., Planned Investment Co., Inc., PMK Securities & Research Inc., PNC Investments LLC, Pointe Capital, Inc., Pratt, Kutzke & Associates LLP, Preferred Financial Group, Premier Credit Union, Prime Capital Services, Inc., Primesolutions Securities, Inc., Primevest Financial Services, Inc., Princor Financial, Service Corp., Private Consulting Group, Inc., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Inc.,
Protected Investors of America, Provident Bank, PTS Brokerage LLC, Purshe Kaplan Sterling Investments, Putnam Retail Management Limited Partnership, Pyramid Funds, Corp., QA3 Financial Corp., Quest Capital Strategies, Inc., Quest Securities, Inc., Questar Capital Corporation, R. Seelaus & Company Inc., R.M. Stark & Co., Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, Inc., RBC Centura Securities, Inc., RBC Dain Rauscher Inc., Regal Securities, Inc., Reliance Securities LLC, Resource
Horizons Group LLC, Rhodes Securities, Inc., Rice Pontes Capital, Inc., Ridgeway & Conger, Inc., River City Bank, Riverstone Wealth Management, Inc., RNR Securities LLC, Robert B. Ausdal & Co., Inc., Robert W. Baird & Co. Inc., Robinson & Robinson, Inc., Rogan & Associates, Inc., Rogan, Rosenberg & Associates, Inc., Royal Alliance Associates, Inc., Royal Securities Company, Rydex Distributors, Inc., S.C. Parker & Co., Inc., S.G. Long & Company, Safe Credit Union, Sage, Rutty & Co., Inc., Sammons Securities Company LLC, San Mateo Credit Union, Sanders Morris Harris Group Inc., Saxony Securities, Inc., SCF Securities, Inc., Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Securian Financial Services, Inc., Securities America, Inc., Securities Service Network, Inc., SEI Financial Services, Inc., Sentinel Securities, Inc., Sentra Securities Corp., Shepard & Vrbanac Sec., Inc., Shields & Company, SIG
Brokerage, L.P., Sigma Financial Corporation, Signal Securities, Inc., Signator Investors Inc., Signature Bank, Signature Financial Group, Inc., SII
Investments, Inc., Sisk Investment Services, Inc., Smith Hayes Financial
Services Corp., Sorrento Pacific Financial LLC, Source Capital

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Group, Inc., South Valley Wealth Management, Southeast Investments, N.C., Inc.,
Southwest Securities, Inc., Spectrum Capital, Inc., Spelman & Co., Inc., Spina Financial, Stanford Group Company, Stephen A. Kohn & Associates, Ltd., Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, Inc., Steven L. Falk & Assoc., Inc., Stifel Nicolaus & Co., Inc., Strand Atkinson Williams & York, Inc., Strategic Alliance Corp., Stuart Securities Corp., Summark Financial Services, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Sunset Financial Services, Inc., SunStreet Securities LLC, SunTrust Investment Services, Inc., SWBC Investment Services LLC, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group LLC, Synovus Securities, Inc., T.J. Raney & Sons, Inc., T.S. Phillips Investments, Inc., TD Ameritrade, Inc., Teckmeyer Financial Services LLC, TFS Securities, Inc., The Concord Equity Group LLC, The Huntington Investment Company, The O.N. Equity Sales Company, Thoroughbred Financial Services LLC, Thrasher & Company, Inc., Thrivent Investment Management Inc., Thurston Springer Miller, Herd & Titak, Inc., TimeCapital Securities Corp., Touchstone Financial Group LLC, Tower Square Securities, Inc., Traderight Securities, Inc., Transamerica Financial Advisors, Inc., Triad Advisors, Inc., Trustfirst, Trustmark Securities, Inc., Trustmont Financial Group, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc., UBS Financial Services, Inc., UBS International, Inc., UCB Investment Services, Inc., UMB Financial Services, Inc., Unified Financial Securities, Inc., Union Capital Company, UnionBanc Investment Services, UnionBanc Investment Services LLC, United Bank, United Brokerage Services, Inc., United Community Bank, United Financial Group, Ltd., United Global Securities, Inc., United Heritage Financial Group, United Planners' Financial Services of America A Limited Partner, United Securities Alliance, Inc., Univest Investments, Inc., USA Financial Securities, Corp., USLIFE Equity Sales, UVEST Financial Services Group, Inc., Valmark Securities, Inc., Van Kampen Funds, Inc., Vanderbilt Securities LLC, VBC Securities LLC, Venture Bank, Veritrust Financial LLC, VFinance Investments, Inc., Vision Investment Services, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., W. R. Taylor & Company LLC, Wachovia Securities LSG, Wachovia Securities LLC, Wadsworth Investment Co., Inc., Wall Street Financial Group, Inc., Wallstreet Electronica, Inc., Wamu Investments, Inc., Wasserman & Associates, Inc., Waterstone Financial Group, Inc., Waveland Capital Partners LLC, Wayne Hummer Investments LLC, Webster Bank, Webster Investment Services, Inc., Wedbush Morgan Securities, Inc., Weiss Capital Securities, Inc., Weitzel Financial Services, Inc., Wells Fargo Investments LLC, Wells Fargo Securities LLC, Wellstone Securities LLC, Wesbanco Securities, Inc., Wescom Financial Services, Western International Securities, Inc., Westminster Financial Securities, Inc., WFB Wealth Management Group, WFG Investments, Inc., WFP Securities, Whitney Securities LLC, Wiley Bros.-Aintree Capital LLC, William
C. Burnside & Company, Inc., Wilmington Brokerage Services Company, Woodbury Financial Services, Inc., Woodlands Securities, Corp., Woodmen Financial Services, Inc., Woodstock Financial Group, Inc., Workman Securities, Corp., World Choice Securities, Inc., World Financial Group, Inc., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc., Wunderlich Securities, Inc., XCU Capital Corp., Inc., Zions Direct, Inc., Zions Investment Securities, Inc.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

6

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The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd + 1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. we then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, We then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

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ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show all classes of Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Value appear in the prospectus, which assumes you select either no optional benefits or all optional benefits.

HARTFORD LIFE INSURANCE COMPANY


SERIES II:


                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.693          $13.242          $11.795          $10.561           $8.687
  Accumulation Unit Value at end of
   period                                    $17.738          $15.693          $13.242          $11.795          $10.561
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                4                5                5                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.415          $13.046          $11.656          $10.467           $8.625
  Accumulation Unit Value at end of
   period                                    $17.371          $15.415          $13.046          $11.656          $10.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                3                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.381          $13.024          $11.642          $10.460           $8.622
  Accumulation Unit Value at end of
   period                                    $17.324          $15.381          $13.024          $11.642          $10.460
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               15               14               15                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.280          $12.957          $11.599          $10.584               --
  Accumulation Unit Value at end of
   period                                    $17.184          $15.280          $12.957          $11.599               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               19               20               18               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.785           $9.160           $8.212           $7.401           $6.111
  Accumulation Unit Value at end of
   period                                    $12.111          $10.785           $9.160           $8.212           $7.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.689           $9.942           $8.927           $8.168               --
  Accumulation Unit Value at end of
   period                                    $13.106          $11.689           $9.942           $8.927               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                2               --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.988          $17.191          $13.936          $11.714           $8.786
  Accumulation Unit Value at end of
   period                                    $25.081          $20.988          $17.191          $13.936          $11.714
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3                1                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.616          $16.937          $13.771          $11.611           $8.723
  Accumulation Unit Value at end of
   period                                    $24.563          $20.616          $16.937          $13.771          $11.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               12                6                5                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $20.571          $16.909          $13.754          $11.602           $8.720
  Accumulation Unit Value at end of
   period                                    $24.496          $20.571          $16.909          $13.754          $11.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               16               15               15                8
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $20.435          $16.822          $13.705          $12.050               --
  Accumulation Unit Value at end of
   period                                    $24.298          $20.435          $16.822          $13.705               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               20               22               20               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.764          $12.172           $9.931           $8.402           $6.326
  Accumulation Unit Value at end of
   period                                    $17.529          $14.764          $12.172           $9.931           $8.402
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                5                5                5               --

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.870          $12.278          $10.033           $8.846               --
  Accumulation Unit Value at end of
   period                                    $17.629          $14.870          $12.278          $10.033               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6               13               13               10               --
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.279          $13.164          $11.512          $10.399           $8.995
  Accumulation Unit Value at end of
   period                                    $15.788          $14.279          $13.164          $11.512          $10.399
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               30               43               39               30
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.026          $12.970          $11.376          $10.307           $8.931
  Accumulation Unit Value at end of
   period                                    $15.461          $14.026          $12.970          $11.376          $10.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               77               90               94                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.995          $12.948          $11.363          $10.299           $8.927
  Accumulation Unit Value at end of
   period                                    $15.419          $13.995          $12.948          $11.363          $10.299
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              131              134              122               82
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.903          $12.881          $11.322          $10.528               --
  Accumulation Unit Value at end of
   period                                    $15.295          $13.903          $12.881          $11.322               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    133              144              143              128               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.620           $8.927           $7.857           $7.143           $6.202
  Accumulation Unit Value at end of
   period                                    $10.567           $9.620           $8.927           $7.857           $7.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               52               55               56               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.528           $8.855           $7.806           $7.279               --
  Accumulation Unit Value at end of
   period                                    $10.450           $9.528           $8.855           $7.806               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               81               83               81               --
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.845          $12.212          $11.725          $10.794           $9.278
  Accumulation Unit Value at end of
   period                                    $14.312          $13.845          $12.212          $11.725          $10.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               17               19               20                8
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.600          $12.031          $11.586          $10.699           $9.212
  Accumulation Unit Value at end of
   period                                    $14.017          $13.600          $12.031          $11.586          $10.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               25               23               22                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.570          $12.011          $11.572          $10.691           $9.208
  Accumulation Unit Value at end of
   period                                    $13.979          $13.570          $12.011          $11.572          $10.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              101              107              116               95
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.480          $11.949          $11.531          $10.889               --
  Accumulation Unit Value at end of
   period                                    $13.866          $13.480          $11.949          $11.531               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    157              168              170              157               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.702          $12.164          $11.755          $10.893           $9.398
  Accumulation Unit Value at end of
   period                                    $14.072          $13.702          $12.164          $11.755          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               35               38               40               23
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.426          $11.938          $11.554          $10.941               --
  Accumulation Unit Value at end of
   period                                    $13.769          $13.426          $11.938          $11.554               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               32               33               33               --

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.248          $13.877          $11.605           $9.883           $7.824
  Accumulation Unit Value at end of
   period                                    $19.192          $16.248          $13.877          $11.605           $9.883
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               16               18                7                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.961          $13.672          $11.468           $9.796           $7.768
  Accumulation Unit Value at end of
   period                                    $18.796          $15.961          $13.672          $11.468           $9.796
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               74               65               21                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.925          $13.649          $11.454           $9.789           $7.765
  Accumulation Unit Value at end of
   period                                    $18.745          $15.925          $13.649          $11.454           $9.789
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               23               27               27               20
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.820          $13.579          $11.413           $9.962               --
  Accumulation Unit Value at end of
   period                                    $18.593          $15.820          $13.579          $11.413               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               48               46               42               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.930           $9.395           $7.908           $6.779           $5.387
  Accumulation Unit Value at end of
   period                                    $12.826          $10.930           $9.395           $7.908           $6.779
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11                6                5                4               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.886          $10.233           $8.626           $7.550               --
  Accumulation Unit Value at end of
   period                                    $13.928          $11.886          $10.233           $8.626               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               10               10                9               --
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.398          $12.525          $12.146          $11.071           $9.168
  Accumulation Unit Value at end of
   period                                    $14.667          $13.398          $12.525          $12.146          $11.071
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                4               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.160          $12.340          $12.002          $10.973           $9.102
  Accumulation Unit Value at end of
   period                                    $14.364          $13.160          $12.340          $12.002          $10.973
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                8                8                7                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.131          $12.319          $11.988          $10.965           $9.098
  Accumulation Unit Value at end of
   period                                    $14.325          $13.131          $12.319          $11.988          $10.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               23               23               24               14
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.044          $12.256          $11.944          $11.293               --
  Accumulation Unit Value at end of
   period                                    $14.209          $13.044          $12.256          $11.944               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               17               17               13               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.450           $7.010           $6.842           $6.278           $5.218
  Accumulation Unit Value at end of
   period                                     $8.103           $7.450           $7.010           $6.842           $6.278
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               15               15               12               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.440           $7.011           $6.854           $6.498               --
  Accumulation Unit Value at end of
   period                                     $8.080           $7.440           $7.011           $6.854               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6                6               --
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.383          $14.406          $14.389          $13.290          $12.489
  Accumulation Unit Value at end of
   period                                    $16.078          $15.383          $14.406          $14.389          $13.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               22                4                4                2

10

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.110          $14.193          $14.219          $13.173          $12.400
  Accumulation Unit Value at end of
   period                                    $15.746          $15.110          $14.193          $14.219          $13.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               47                7                8                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.077          $14.169          $14.202          $13.163          $12.395
  Accumulation Unit Value at end of
   period                                    $15.703          $15.077          $14.169          $14.202          $13.163
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               27               27               26               16
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.977          $14.096          $14.151          $13.264               --
  Accumulation Unit Value at end of
   period                                    $15.576          $14.977          $14.096          $14.151               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               29               30               27               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.324          $13.501          $13.574          $12.619          $11.903
  Accumulation Unit Value at end of
   period                                    $14.874          $14.324          $13.501          $13.574          $12.619
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                4                2                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.148          $13.355          $13.447          $12.639               --
  Accumulation Unit Value at end of
   period                                    $14.669          $14.148          $13.355          $13.447               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35                2                2                2               --
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.407           $8.400           $8.394           $7.584           $6.725
  Accumulation Unit Value at end of
   period                                    $10.290           $9.407           $8.400           $8.394           $7.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.240           $8.275           $8.294           $7.517           $6.677
  Accumulation Unit Value at end of
   period                                    $10.077           $9.240           $8.275           $8.294           $7.517
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --                6               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.220           $8.261           $8.284           $7.511           $6.675
  Accumulation Unit Value at end of
   period                                    $10.050           $9.220           $8.261           $8.284           $7.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.159           $8.219           $8.254           $7.693               --
  Accumulation Unit Value at end of
   period                                     $9.969           $9.159           $8.219           $8.254               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.829           $6.137           $6.173           $5.614           $4.997
  Accumulation Unit Value at end of
   period                                     $7.421           $6.829           $6.137           $6.173           $5.614
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.818           $6.137           $6.182           $5.777               --
  Accumulation Unit Value at end of
   period                                     $7.398           $6.818           $6.137           $6.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.481           $7.987           $7.433           $6.687           $5.953
  Accumulation Unit Value at end of
   period                                    $10.114           $8.481           $7.987           $7.433           $6.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.331           $7.869           $7.345           $6.627           $5.910
  Accumulation Unit Value at end of
   period                                     $9.905           $8.331           $7.869           $7.345           $6.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.312           $7.856           $7.336           $6.623           $5.908
  Accumulation Unit Value at end of
   period                                     $9.878           $8.312           $7.856           $7.336           $6.623
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                5                5                5                2

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.257           $7.816           $7.310           $6.810               --
  Accumulation Unit Value at end of
   period                                     $9.798           $8.257           $7.816           $7.310               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.490           $5.204           $4.874           $4.413           $3.944
  Accumulation Unit Value at end of
   period                                     $6.504           $5.490           $5.204           $4.874           $4.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.409           $5.135           $4.817           $4.500               --
  Accumulation Unit Value at end of
   period                                     $6.398           $5.409           $5.135           $4.817               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                9                9                9               --
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.385           $7.920           $7.702           $7.168           $6.587
  Accumulation Unit Value at end of
   period                                     $9.189           $8.385           $7.920           $7.702           $7.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.236           $7.803           $7.611           $7.104           $6.540
  Accumulation Unit Value at end of
   period                                     $8.999           $8.236           $7.803           $7.611           $7.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.218           $7.790           $7.602           $7.099           $6.537
  Accumulation Unit Value at end of
   period                                     $8.974           $8.218           $7.790           $7.602           $7.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                4                4                4                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.163           $7.750           $7.574           $7.243               --
  Accumulation Unit Value at end of
   period                                     $8.902           $8.163           $7.750           $7.574               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.517           $6.196           $6.065           $5.681           $5.240
  Accumulation Unit Value at end of
   period                                     $7.096           $6.517           $6.196           $6.065           $5.681
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.298           $5.997           $5.879           $5.637               --
  Accumulation Unit Value at end of
   period                                     $6.847           $6.298           $5.997           $5.879               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.765           $8.782           $8.315           $7.588           $6.805
  Accumulation Unit Value at end of
   period                                    $10.601           $9.765           $8.782           $8.315           $7.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4                3               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.592           $8.652           $8.217           $7.520           $6.757
  Accumulation Unit Value at end of
   period                                    $10.382           $9.592           $8.652           $8.217           $7.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.571           $8.637           $8.207           $7.515           $6.754
  Accumulation Unit Value at end of
   period                                    $10.354           $9.571           $8.637           $8.207           $7.515
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               11               13               12
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.508           $8.593           $8.177           $7.583               --
  Accumulation Unit Value at end of
   period                                    $10.270           $9.508           $8.593           $8.177               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.501           $8.600           $8.196           $7.528           $6.777
  Accumulation Unit Value at end of
   period                                    $10.247           $9.501           $8.600           $8.196           $7.528
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

12

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.246           $8.382           $8.000           $7.439               --
  Accumulation Unit Value at end of
   period                                     $9.958           $9.246           $8.382           $8.000               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.281          $12.969          $12.817          $11.699          $10.873
  Accumulation Unit Value at end of
   period                                    $14.647          $14.281          $12.969          $12.817          $11.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                5                6                6                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.777          $12.665          $11.596          $10.796
  Accumulation Unit Value at end of
   period                                    $14.344          $14.028          $12.777          $12.665          $11.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                8                8               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.997          $12.756          $12.650          $11.587          $10.791
  Accumulation Unit Value at end of
   period                                    $14.305          $13.997          $12.756          $12.650          $11.587
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               28               29               27               17
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.905          $12.690          $12.604          $11.714               --
  Accumulation Unit Value at end of
   period                                    $14.190          $13.905          $12.690          $12.604               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               53               53               36               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.879          $12.686          $12.619          $11.594          $10.816
  Accumulation Unit Value at end of
   period                                    $14.142          $13.879          $12.686          $12.619          $11.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               11               11                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.945          $11.850          $11.805          $11.001               --
  Accumulation Unit Value at end of
   period                                    $13.171          $12.945          $11.850          $11.805               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               27               28               30               --
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.231          $12.869          $12.120          $11.127          $10.155
  Accumulation Unit Value at end of
   period                                    $14.509          $14.231          $12.869          $12.120          $11.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.012          $12.709          $12.006          $11.055          $10.107
  Accumulation Unit Value at end of
   period                                    $14.243          $14.012          $12.709          $12.006          $11.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.971          $12.678          $11.982          $11.039          $10.095
  Accumulation Unit Value at end of
   period                                    $14.194          $13.971          $12.678          $11.982          $11.039
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                3                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.889          $12.623          $11.948          $11.132               --
  Accumulation Unit Value at end of
   period                                    $14.090          $13.889          $12.623          $11.948               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.797          $12.558          $11.904          $11.000          $10.077
  Accumulation Unit Value at end of
   period                                    $13.976          $13.797          $12.558          $11.904          $11.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.735          $12.520          $11.886          $11.106               --
  Accumulation Unit Value at end of
   period                                    $13.892          $13.735          $12.520          $11.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.598           $4.345           $3.612           $2.999           $2.478
  Accumulation Unit Value at end of
   period                                     $5.389           $4.598           $4.345           $3.612           $2.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               12                9                4

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $4.527           $4.291           $3.578           $2.979           $2.466
  Accumulation Unit Value at end of
   period                                     $5.290           $4.527           $4.291           $3.578           $2.979
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               72               95              146               13
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.514           $4.280           $3.571           $2.975           $2.463
  Accumulation Unit Value at end of
   period                                     $5.272           $4.514           $4.280           $3.571           $2.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.488           $4.262           $3.561           $3.058               --
  Accumulation Unit Value at end of
   period                                     $5.233           $4.488           $4.262           $3.561               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               13                6                6               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.458           $4.240           $3.548           $2.964           $2.459
  Accumulation Unit Value at end of
   period                                     $5.190           $4.458           $4.240           $3.548           $2.964
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.438           $4.227           $3.543           $3.051               --
  Accumulation Unit Value at end of
   period                                     $5.159           $4.438           $4.227           $3.543               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                7                7               --
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.438           $8.686           $7.454           $6.211           $5.121
  Accumulation Unit Value at end of
   period                                    $11.392           $9.438           $8.686           $7.454           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.293           $8.578           $7.383           $6.171           $5.096
  Accumulation Unit Value at end of
   period                                    $11.183           $9.293           $8.578           $7.383           $6.171
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.265           $8.557           $7.369           $6.162           $5.091
  Accumulation Unit Value at end of
   period                                    $11.145           $9.265           $8.557           $7.369           $6.162
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4                5                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.211           $8.519           $7.348           $6.309               --
  Accumulation Unit Value at end of
   period                                    $11.063           $9.211           $8.519           $7.348               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                5               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.150           $8.476           $7.321           $6.140           $5.082
  Accumulation Unit Value at end of
   period                                    $10.973           $9.150           $8.476           $7.321           $6.140
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.109           $8.450           $7.310           $6.294               --
  Accumulation Unit Value at end of
   period                                    $10.907           $9.109           $8.450           $7.310               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2               11               11                8               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.649          $11.582          $11.174          $10.510           $9.120
  Accumulation Unit Value at end of
   period                                    $12.941          $12.649          $11.582          $11.174          $10.510
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                3               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.455          $11.438          $11.069          $10.442           $9.076
  Accumulation Unit Value at end of
   period                                    $12.704          $12.455          $11.438          $11.069          $10.442
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.418          $11.410          $11.047          $10.427           $9.066
  Accumulation Unit Value at end of
   period                                    $12.660          $12.418          $11.410          $11.047          $10.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                9               11                8

14

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.345          $11.360          $11.015          $10.423               --
  Accumulation Unit Value at end of
   period                                    $12.567          $12.345          $11.360          $11.015               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.264          $11.302          $10.975          $10.390           $9.050
  Accumulation Unit Value at end of
   period                                    $12.465          $12.264          $11.302          $10.975          $10.390
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.209          $11.268          $10.959          $10.398               --
  Accumulation Unit Value at end of
   period                                    $12.390          $12.209          $11.268          $10.959               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.152          $14.229          $13.442          $11.741           $9.815
  Accumulation Unit Value at end of
   period                                    $16.092          $16.152          $14.229          $13.442          $11.741
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               11               20               31               21
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.903          $14.053          $13.315          $11.665           $9.768
  Accumulation Unit Value at end of
   period                                    $15.797          $15.903          $14.053          $13.315          $11.665
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               52               75              115               10
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.856          $14.018          $13.288          $11.648           $9.757
  Accumulation Unit Value at end of
   period                                    $15.742          $15.856          $14.018          $13.288          $11.648
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               16               16               15                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.763          $13.957          $13.250          $11.877               --
  Accumulation Unit Value at end of
   period                                    $15.626          $15.763          $13.957          $13.250               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               19               22               33               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.659          $13.885          $13.202          $11.607           $9.740
  Accumulation Unit Value at end of
   period                                    $15.500          $15.659          $13.885          $13.202          $11.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               18               18               17                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.589          $13.844          $13.182          $11.849               --
  Accumulation Unit Value at end of
   period                                    $15.407          $15.589          $13.844          $13.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               28               28               27               --
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.662          $11.213          $11.103          $10.582          $10.059
  Accumulation Unit Value at end of
   period                                    $11.895          $11.662          $11.213          $11.103          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3               --                1               30                7
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.482          $11.074          $10.998          $10.513          $10.012
  Accumulation Unit Value at end of
   period                                    $11.677          $11.482          $11.074          $10.998          $10.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     50               55               66              147                8
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.449          $11.047          $10.976          $10.498          $10.000
  Accumulation Unit Value at end of
   period                                    $11.636          $11.449          $11.047          $10.976          $10.498
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                8                8                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.381          $10.998          $10.944          $10.546               --
  Accumulation Unit Value at end of
   period                                    $11.551          $11.381          $10.998          $10.944               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               12               12               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.306          $10.942          $10.905          $10.461           $9.982
  Accumulation Unit Value at end of
   period                                    $11.457          $11.306          $10.942          $10.905          $10.461
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                5               --

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.255          $10.909          $10.888          $10.521               --
  Accumulation Unit Value at end of
   period                                    $11.389          $11.255          $10.909          $10.888               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.029           $7.134           $6.350           $5.976           $5.340
  Accumulation Unit Value at end of
   period                                     $8.472           $7.029           $7.134           $6.350           $5.976
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.920           $7.045           $6.290           $5.937           $5.314
  Accumulation Unit Value at end of
   period                                     $8.317           $6.920           $7.045           $6.290           $5.937
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4                4               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.900           $7.028           $6.277           $5.929           $5.308
  Accumulation Unit Value at end of
   period                                     $8.288           $6.900           $7.028           $6.277           $5.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               10               10                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.859           $6.997           $6.259           $5.965               --
  Accumulation Unit Value at end of
   period                                     $8.227           $6.859           $6.997           $6.259               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.814           $6.961           $6.237           $5.908           $5.299
  Accumulation Unit Value at end of
   period                                     $8.161           $6.814           $6.961           $6.237           $5.908
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.783           $6.940           $6.227           $5.951               --
  Accumulation Unit Value at end of
   period                                     $8.112           $6.783           $6.940           $6.227               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                3                3               --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.888           $9.117           $8.397           $7.909           $6.649
  Accumulation Unit Value at end of
   period                                    $12.446          $10.888           $9.117           $8.397           $7.909
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.720           $9.003           $8.318           $7.857           $6.617
  Accumulation Unit Value at end of
   period                                    $12.217          $10.720           $9.003           $8.318           $7.857
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.689           $8.981           $8.302           $7.846           $6.609
  Accumulation Unit Value at end of
   period                                    $12.175          $10.689           $8.981           $8.302           $7.846
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                7                7                8                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.626           $8.942           $8.278           $7.866               --
  Accumulation Unit Value at end of
   period                                    $12.086          $10.626           $8.942           $8.278               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.556           $8.896           $8.248           $7.818           $6.598
  Accumulation Unit Value at end of
   period                                    $11.988          $10.556           $8.896           $8.248           $7.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.508           $8.870           $8.235           $7.847               --
  Accumulation Unit Value at end of
   period                                    $11.916          $10.508           $8.870           $8.235               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

16

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.230           $7.081           $6.245           $5.910           $5.235
  Accumulation Unit Value at end of
   period                                     $8.651           $7.230           $7.081           $6.245           $5.910
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                5                7                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.119           $6.993           $6.186           $5.871           $5.210
  Accumulation Unit Value at end of
   period                                     $8.492           $7.119           $6.993           $6.186           $5.871
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                4               14                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.098           $6.976           $6.174           $5.863           $5.204
  Accumulation Unit Value at end of
   period                                     $8.463           $7.098           $6.976           $6.174           $5.863
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                6                6                5                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.056           $6.945           $6.156           $5.957               --
  Accumulation Unit Value at end of
   period                                     $8.401           $7.056           $6.945           $6.156               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.010           $6.910           $6.134           $5.842           $5.194
  Accumulation Unit Value at end of
   period                                     $8.333           $7.010           $6.910           $6.134           $5.842
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.978           $6.889           $6.125           $5.943               --
  Accumulation Unit Value at end of
   period                                     $8.283           $6.978           $6.889           $6.125               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               11               11               --
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.455          $10.182          $10.096          $10.196          $10.273
  Accumulation Unit Value at end of
   period                                    $10.769          $10.455          $10.182          $10.096          $10.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                4                6               11               19
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.294          $10.055          $10.000          $10.130          $10.225
  Accumulation Unit Value at end of
   period                                    $10.572          $10.294          $10.055          $10.000          $10.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               15               17               29               10
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.264          $10.031           $9.981          $10.115          $10.213
  Accumulation Unit Value at end of
   period                                    $10.535          $10.264          $10.031           $9.981          $10.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               11               12               12                8
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.204           $9.987           $9.952          $10.087               --
  Accumulation Unit Value at end of
   period                                    $10.458          $10.204           $9.987           $9.952               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                9                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.136           $9.936           $9.916          $10.080          $10.195
  Accumulation Unit Value at end of
   period                                    $10.373          $10.136           $9.936           $9.916          $10.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.091           $9.906           $9.901          $10.063               --
  Accumulation Unit Value at end of
   period                                    $10.311          $10.091           $9.906           $9.901               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2                2               --
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.256           $8.672           $7.596           $6.217           $5.852
  Accumulation Unit Value at end of
   period                                    $12.070          $10.256           $8.672           $7.596           $6.217
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.098           $8.564           $7.524           $6.177           $5.824
  Accumulation Unit Value at end of
   period                                    $11.849          $10.098           $8.564           $7.524           $6.177
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.068           $8.543           $7.510           $6.168           $5.817
  Accumulation Unit Value at end of
   period                                    $11.808          $10.068           $8.543           $7.510           $6.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.009           $8.506           $7.488           $6.368               --
  Accumulation Unit Value at end of
   period                                    $11.721          $10.009           $8.506           $7.488               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                8                7               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.943           $8.463           $7.461           $6.146           $5.807
  Accumulation Unit Value at end of
   period                                    $11.626           $9.943           $8.463           $7.461           $6.146
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.898           $8.437           $7.450           $6.353               --
  Accumulation Unit Value at end of
   period                                    $11.557           $9.898           $8.437           $7.450               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.310          $14.858          $13.657          $12.320          $10.829
  Accumulation Unit Value at end of
   period                                    $17.628          $17.310          $14.858          $13.657          $12.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               13               15               18                7
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.003          $14.639          $13.495          $12.212          $10.752
  Accumulation Unit Value at end of
   period                                    $17.264          $17.003          $14.639          $13.495          $12.212
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               22               16                7               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.966          $14.614          $13.479          $12.203          $10.748
  Accumulation Unit Value at end of
   period                                    $17.217          $16.966          $14.614          $13.479          $12.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               31               32               33               20
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.854          $14.539          $13.430          $12.303               --
  Accumulation Unit Value at end of
   period                                    $17.078          $16.854          $14.539          $13.430               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               36               36               28               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.625          $14.363          $13.287          $12.066          $10.645
  Accumulation Unit Value at end of
   period                                    $16.820          $16.625          $14.363          $13.287          $12.066
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                8                8                9                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.901          $13.759          $12.748          $11.710               --
  Accumulation Unit Value at end of
   period                                    $16.064          $15.901          $13.759          $12.748               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                9               12               --
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.343          $16.095          $12.801          $10.420           $7.727
  Accumulation Unit Value at end of
   period                                    $25.843          $20.343          $16.095          $12.801          $10.420
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                3                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $19.982          $15.857          $12.650          $10.327           $7.672
  Accumulation Unit Value at end of
   period                                    $25.309          $19.982          $15.857          $12.650          $10.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               10                8               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.938          $15.830          $12.634          $10.320           $7.668
  Accumulation Unit Value at end of
   period                                    $25.241          $19.938          $15.830          $12.634          $10.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                5                1

18

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.807          $15.749          $12.589          $10.597               --
  Accumulation Unit Value at end of
   period                                    $25.037          $19.807          $15.749          $12.589               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6                5               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $20.910          $16.651          $13.330          $10.921           $8.129
  Accumulation Unit Value at end of
   period                                    $26.392          $20.910          $16.651          $13.330          $10.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.450          $18.702          $14.994          $12.657               --
  Accumulation Unit Value at end of
   period                                    $29.553          $23.450          $18.702          $14.994               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                7                7                6               --
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.789          $13.171          $12.294          $10.766           $8.951
  Accumulation Unit Value at end of
   period                                    $15.903          $15.789          $13.171          $12.294          $10.766
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                7                6                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.509          $12.976          $12.148          $10.671           $8.887
  Accumulation Unit Value at end of
   period                                    $15.574          $15.509          $12.976          $12.148          $10.671
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.475          $12.954          $12.134          $10.664           $8.883
  Accumulation Unit Value at end of
   period                                    $15.532          $15.475          $12.954          $12.134          $10.664
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                6                7                7                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.372          $12.888          $12.090          $10.851               --
  Accumulation Unit Value at end of
   period                                    $15.406          $15.372          $12.888          $12.090               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               13                8                7               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.680          $12.326          $11.580          $10.207           $8.518
  Accumulation Unit Value at end of
   period                                    $14.690          $14.680          $12.326          $11.580          $10.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.929          $12.554          $11.811          $10.630               --
  Accumulation Unit Value at end of
   period                                    $14.917          $14.929          $12.554          $11.811               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                5               --
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.877          $13.593          $13.254          $12.904          $12.805
  Accumulation Unit Value at end of
   period                                    $14.401          $13.877          $13.593          $13.254          $12.904
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3               15                3               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.634          $13.396          $13.101          $12.793          $12.718
  Accumulation Unit Value at end of
   period                                    $14.107          $13.634          $13.396          $13.101          $12.793
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               16                2                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.604          $13.373          $13.085          $12.784          $12.712
  Accumulation Unit Value at end of
   period                                    $14.069          $13.604          $13.373          $13.085          $12.784
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               39               49               49               36
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.515          $13.305          $13.038          $12.822               --
  Accumulation Unit Value at end of
   period                                    $13.955          $13.515          $13.305          $13.038               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               36               37               36               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.391          $13.203          $12.958          $12.698          $12.649
  Accumulation Unit Value at end of
   period                                    $13.808          $13.391          $13.203          $12.958          $12.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                7                6                5                1

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.254          $13.087          $12.863          $12.685               --
  Accumulation Unit Value at end of
   period                                    $13.645          $13.254          $13.087          $12.863               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                6                6                6               --
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.099          $16.597          $15.024          $13.871          $12.792
  Accumulation Unit Value at end of
   period                                    $18.975          $18.099          $16.597          $15.024          $13.871
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.774          $16.348          $14.843          $13.745          $12.698
  Accumulation Unit Value at end of
   period                                    $18.579          $17.774          $16.348          $14.843          $13.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.735          $16.320          $14.825          $13.735          $12.693
  Accumulation Unit Value at end of
   period                                    $18.528          $17.735          $16.320          $14.825          $13.735
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                4                4                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.618          $16.237          $14.771          $13.756               --
  Accumulation Unit Value at end of
   period                                    $18.379          $17.618          $16.237          $14.771               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                3                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.668          $20.000          $18.222          $16.933          $15.675
  Accumulation Unit Value at end of
   period                                    $22.570          $21.668          $20.000          $18.222          $16.933
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.441          $19.820          $18.085          $16.889               --
  Accumulation Unit Value at end of
   period                                    $22.300          $21.441          $19.820          $18.085               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $22.642          $16.776          $12.735          $10.511           $7.628
  Accumulation Unit Value at end of
   period                                    $31.297          $22.642          $16.776          $12.735          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.248          $16.533          $12.588          $10.421           $7.576
  Accumulation Unit Value at end of
   period                                    $30.660          $22.248          $16.533          $12.588          $10.421
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.199          $16.505          $12.573          $10.413           $7.573
  Accumulation Unit Value at end of
   period                                    $30.577          $22.199          $16.505          $12.573          $10.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.052          $16.421          $12.528          $10.682               --
  Accumulation Unit Value at end of
   period                                    $30.330          $22.052          $16.421          $12.528               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                6                6               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.851          $16.295          $12.451          $10.343           $7.535
  Accumulation Unit Value at end of
   period                                    $30.009          $21.851          $16.295          $12.451          $10.343
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.626          $16.152          $12.360          $10.568               --
  Accumulation Unit Value at end of
   period                                    $29.655          $21.626          $16.152          $12.360               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

20

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.903          $13.452          $12.729          $11.598          $10.545
  Accumulation Unit Value at end of
   period                                    $15.159          $14.903          $13.452          $12.729          $11.598
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.740          $13.344          $12.665          $11.575          $10.542
  Accumulation Unit Value at end of
   period                                    $14.949          $14.740          $13.344          $12.665          $11.575
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.713          $13.327          $12.655          $11.571          $10.542
  Accumulation Unit Value at end of
   period                                    $14.914          $14.713          $13.327          $12.655          $11.571
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.632          $13.273          $12.623          $11.707               --
  Accumulation Unit Value at end of
   period                                    $14.810          $14.632          $13.273          $12.623               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.552          $13.220          $12.592          $11.548          $10.539
  Accumulation Unit Value at end of
   period                                    $14.706          $14.552          $13.220          $12.592          $11.548
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.487          $13.181          $12.573          $11.692               --
  Accumulation Unit Value at end of
   period                                    $14.618          $14.487          $13.181          $12.573               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.880          $14.952          $13.568          $12.226          $10.515
  Accumulation Unit Value at end of
   period                                    $19.317          $17.880          $14.952          $13.568          $12.226
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                5                8               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.684          $14.833          $13.501          $12.202          $10.513
  Accumulation Unit Value at end of
   period                                    $19.049          $17.684          $14.833          $13.501          $12.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                4                2               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.652          $14.813          $13.489          $12.197          $10.512
  Accumulation Unit Value at end of
   period                                    $19.004          $17.652          $14.813          $13.489          $12.197
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                5                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.555          $14.754          $13.456          $12.380               --
  Accumulation Unit Value at end of
   period                                    $18.872          $17.555          $14.754          $13.456               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.459          $14.695          $13.422          $12.173          $10.509
  Accumulation Unit Value at end of
   period                                    $18.740          $17.459          $14.695          $13.422          $12.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.380          $14.651          $13.402          $12.364               --
  Accumulation Unit Value at end of
   period                                    $18.628          $17.380          $14.651          $13.402               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.315          $10.585          $10.643           $9.878           $8.972
  Accumulation Unit Value at end of
   period                                    $11.582          $11.315          $10.585          $10.643           $9.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.112          $10.426          $10.515           $9.788           $8.906
  Accumulation Unit Value at end of
   period                                    $11.340          $11.112          $10.426          $10.515           $9.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.088          $10.409          $10.503           $9.781           $8.902
  Accumulation Unit Value at end of
   period                                    $11.310          $11.088          $10.409          $10.503           $9.781
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                5                5                4                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.015          $10.355          $10.464           $9.853               --
  Accumulation Unit Value at end of
   period                                    $11.218          $11.015          $10.355          $10.464               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.905          $10.268          $10.392           $9.707           $8.850
  Accumulation Unit Value at end of
   period                                    $11.090          $10.905          $10.268          $10.392           $9.707
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.791          $10.176          $10.314           $9.737               --
  Accumulation Unit Value at end of
   period                                    $10.958          $10.791          $10.176          $10.314               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.734          $12.479          $11.233           $9.943               --
  Accumulation Unit Value at end of
   period                                    $13.917          $13.734          $12.479          $11.233               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.621          $12.414          $11.208           $9.940               --
  Accumulation Unit Value at end of
   period                                    $13.761          $13.621          $12.414          $11.208               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                1               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.603          $12.403          $11.204           $9.940               --
  Accumulation Unit Value at end of
   period                                    $13.735          $13.603          $12.403          $11.204               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.547          $12.370          $11.191           $9.938               --
  Accumulation Unit Value at end of
   period                                    $13.658          $13.547          $12.370          $11.191               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $12.338          $11.178           $9.937               --
  Accumulation Unit Value at end of
   period                                    $13.582          $13.491          $12.338          $11.178               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.435          $12.305          $11.166           $9.936               --
  Accumulation Unit Value at end of
   period                                    $13.505          $13.435          $12.305          $11.166               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.212          $15.333          $13.872          $12.301          $10.139
  Accumulation Unit Value at end of
   period                                    $19.330          $18.212          $15.333          $13.872          $12.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                5                4                4                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.886          $15.103          $13.705          $12.189          $10.064
  Accumulation Unit Value at end of
   period                                    $18.926          $17.886          $15.103          $13.705          $12.189
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                6                4                4               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.846          $15.077          $13.689          $12.181          $10.060
  Accumulation Unit Value at end of
   period                                    $18.875          $17.846          $15.077          $13.689          $12.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               11               13               14                9

22

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.728          $15.000          $13.639          $12.313               --
  Accumulation Unit Value at end of
   period                                    $18.722          $17.728          $15.000          $13.639               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               20               20               17               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.437          $16.470          $14.999          $13.387          $11.075
  Accumulation Unit Value at end of
   period                                    $20.496          $19.437          $16.470          $14.999          $13.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.234          $16.322          $14.886          $13.475               --
  Accumulation Unit Value at end of
   period                                    $20.251          $19.234          $16.322          $14.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.157          $11.773          $10.767           $9.739               --
  Accumulation Unit Value at end of
   period                                    $14.070          $12.157          $11.773          $10.767               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.057          $11.711          $10.742           $9.737               --
  Accumulation Unit Value at end of
   period                                    $13.912          $12.057          $11.711          $10.742               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.040          $11.701          $10.738           $9.736               --
  Accumulation Unit Value at end of
   period                                    $13.886          $12.040          $11.701          $10.738               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.990          $11.671          $10.726           $9.735               --
  Accumulation Unit Value at end of
   period                                    $13.808          $11.990          $11.671          $10.726               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                4                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.941          $11.640          $10.714           $9.734               --
  Accumulation Unit Value at end of
   period                                    $13.731          $11.941          $11.640          $10.714               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.892          $11.609          $10.702           $9.732               --
  Accumulation Unit Value at end of
   period                                    $13.654          $11.892          $11.609          $10.702               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                6                6                4               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.920          $14.816          $14.461          $12.513          $10.824
  Accumulation Unit Value at end of
   period                                    $16.264          $16.920          $14.816          $14.461          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               11               15                6                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.735          $14.698          $14.388          $12.488          $10.821
  Accumulation Unit Value at end of
   period                                    $16.038          $16.735          $14.698          $14.388          $12.488
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               25               30                8               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.704          $14.678          $14.376          $12.484          $10.821
  Accumulation Unit Value at end of
   period                                    $16.000          $16.704          $14.678          $14.376          $12.484
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               24               23               23               12
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.613          $14.620          $14.340          $12.745               --
  Accumulation Unit Value at end of
   period                                    $15.889          $16.613          $14.620          $14.340               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               34               32               30               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.522          $14.561          $14.305          $12.459          $10.818
  Accumulation Unit Value at end of
   period                                    $15.778          $16.522          $14.561          $14.305          $12.459
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               11               10                6

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.447          $14.517          $14.283          $12.729               --
  Accumulation Unit Value at end of
   period                                    $15.683          $16.447          $14.517          $14.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                1               --
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.029           $5.738           $5.405           $5.291           $4.661
  Accumulation Unit Value at end of
   period                                     $6.673           $6.029           $5.738           $5.405           $5.291
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.936           $5.667           $5.354           $5.257           $4.639
  Accumulation Unit Value at end of
   period                                     $6.550           $5.936           $5.667           $5.354           $5.257
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.919           $5.653           $5.343           $5.249           $4.633
  Accumulation Unit Value at end of
   period                                     $6.528           $5.919           $5.653           $5.343           $5.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                8                8                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.884           $5.628           $5.328           $5.284               --
  Accumulation Unit Value at end of
   period                                     $6.480           $5.884           $5.628           $5.328               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.845           $5.599           $5.308           $5.231           $4.625
  Accumulation Unit Value at end of
   period                                     $6.427           $5.845           $5.599           $5.308           $5.231
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.819           $5.582           $5.300           $5.271               --
  Accumulation Unit Value at end of
   period                                     $6.389           $5.819           $5.582           $5.300               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.387          $10.237          $10.072           $9.803               --
  Accumulation Unit Value at end of
   period                                    $10.939          $10.387          $10.237          $10.072               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.302          $10.183          $10.049           $9.800               --
  Accumulation Unit Value at end of
   period                                    $10.817          $10.302          $10.183          $10.049               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.288          $10.174          $10.045           $9.800               --
  Accumulation Unit Value at end of
   period                                    $10.797          $10.288          $10.174          $10.045               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.147          $10.034           $9.799               --
  Accumulation Unit Value at end of
   period                                    $10.736          $10.245          $10.147          $10.034               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.203          $10.121          $10.023           $9.797               --
  Accumulation Unit Value at end of
   period                                    $10.676          $10.203          $10.121          $10.023               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.161          $10.094          $10.011           $9.796               --
  Accumulation Unit Value at end of
   period                                    $10.616          $10.161          $10.094          $10.011               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                7                7                7               --

24

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.971          $14.870          $13.771          $12.262          $10.647
  Accumulation Unit Value at end of
   period                                    $17.123          $16.971          $14.870          $13.771          $12.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                8                7                5                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.710          $14.685          $13.641          $12.182          $10.596
  Accumulation Unit Value at end of
   period                                    $16.809          $16.710          $14.685          $13.641          $12.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                8                6               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.661          $14.649          $13.614          $12.164          $10.584
  Accumulation Unit Value at end of
   period                                    $16.751          $16.661          $14.649          $13.614          $12.164
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               22               22               22               11
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.563          $14.585          $13.575          $12.296               --
  Accumulation Unit Value at end of
   period                                    $16.628          $16.563          $14.585          $13.575               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               17               17               15               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.454          $14.510          $13.526          $12.122          $10.565
  Accumulation Unit Value at end of
   period                                    $16.494          $16.454          $14.510          $13.526          $12.122
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               12               12               11                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.380          $14.467          $13.505          $12.267               --
  Accumulation Unit Value at end of
   period                                    $16.395          $16.380          $14.467          $13.505               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               23               23               22               --
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.305          $13.174          $12.436          $11.835          $10.563
  Accumulation Unit Value at end of
   period                                    $15.273          $13.305          $13.174          $12.436          $11.835
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.159          $13.068          $12.374          $11.811          $10.560
  Accumulation Unit Value at end of
   period                                    $15.060          $13.159          $13.068          $12.374          $11.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.135          $13.051          $12.364          $11.807          $10.560
  Accumulation Unit Value at end of
   period                                    $15.025          $13.135          $13.051          $12.364          $11.807
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                3                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.063          $12.999          $12.333          $11.934               --
  Accumulation Unit Value at end of
   period                                    $14.920          $13.063          $12.999          $12.333               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                4                6                5               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.991          $12.947          $12.302          $11.783          $10.557
  Accumulation Unit Value at end of
   period                                    $14.816          $12.991          $12.947          $12.302          $11.783
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.933          $12.908          $12.283          $11.919               --
  Accumulation Unit Value at end of
   period                                    $14.728          $12.933          $12.908          $12.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --

-------------------------------------------------------------------------------


SERIES III:


                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.212           $9.451           $8.410           $7.804
  Accumulation Unit Value at end of
   period                                    $12.685          $11.212           $9.451           $8.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    114              110              127              124
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.080           $9.358           $8.344           $7.746
  Accumulation Unit Value at end of
   period                                    $12.511          $11.080           $9.358           $8.344
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.489          $13.096          $11.688          $10.852
  Accumulation Unit Value at end of
   period                                    $17.472          $15.489          $13.096          $11.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.901           $9.235           $8.259           $7.670
  Accumulation Unit Value at end of
   period                                    $12.272          $10.901           $9.235           $8.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               13                7                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.901           $9.235           $8.259           $7.670
  Accumulation Unit Value at end of
   period                                    $12.272          $10.901           $9.235           $8.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               13                7                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.745           $9.980           $8.952           $8.318
  Accumulation Unit Value at end of
   period                                    $13.183          $11.745           $9.980           $8.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               12                2                1
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.348          $12.559          $10.170           $9.135
  Accumulation Unit Value at end of
   period                                    $18.359          $15.348          $12.559          $10.170
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               88               64               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.167          $12.436          $10.091           $9.067
  Accumulation Unit Value at end of
   period                                    $18.107          $15.167          $12.436          $10.091
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.715          $17.002          $13.810          $12.410
  Accumulation Unit Value at end of
   period                                    $24.705          $20.715          $17.002          $13.810
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.988           $8.978
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272           $9.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               13               15                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.988           $8.978
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272           $9.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               13               15                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.942          $12.325          $10.061           $9.048
  Accumulation Unit Value at end of
   period                                    $17.731          $14.942          $12.325          $10.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               15               16                8
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $8.047           $7.438
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210           $8.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    821              892              921              995

26

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.883           $9.120           $7.984           $7.383
  Accumulation Unit Value at end of
   period                                    $10.916           $9.883           $9.120           $7.984
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                6                1                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.093          $13.019          $11.408          $10.551
  Accumulation Unit Value at end of
   period                                    $15.551          $14.093          $13.019          $11.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               54               16                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.902           $7.311
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000           $7.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    219              121               95               22
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.902           $7.311
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000           $7.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    219              121               95               22
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.827           $7.245
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888           $7.827
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    185              195              188               95
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $12.038          $11.291
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551          $12.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    471              525              577              647
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.076          $12.428          $11.944          $11.206
  Accumulation Unit Value at end of
   period                                    $14.537          $14.076          $12.428          $11.944
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.665          $12.077          $11.619          $10.903
  Accumulation Unit Value at end of
   period                                    $14.098          $13.665          $12.077          $11.619
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               37                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.822          $11.097
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264          $11.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    144               82               71               27
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.822          $11.097
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264          $11.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    144               82               71               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.586          $10.881
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983          $11.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    107              113              115               56
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $8.099           $7.409
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694           $8.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    416              421              388              302
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.228           $9.599           $8.036           $7.353
  Accumulation Unit Value at end of
   period                                    $13.249          $11.228           $9.599           $8.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.037          $13.724          $11.500          $10.526
  Accumulation Unit Value at end of
   period                                    $18.905          $16.037          $13.724          $11.500
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               33                8                2

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.953           $7.282
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472           $7.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               38               35                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.953           $7.282
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472           $7.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               38               35                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.650           $7.924
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271           $8.650
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               54               45               15
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $7.007           $6.511
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233           $7.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              171              178              175
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.654           $7.163           $6.952           $6.462
  Accumulation Unit Value at end of
   period                                     $8.371           $7.654           $7.163           $6.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.223          $12.387          $12.036          $11.189
  Accumulation Unit Value at end of
   period                                    $14.447          $13.223          $12.387          $12.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.881           $6.399
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068           $6.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               17               14               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.881           $6.399
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068           $6.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               17               14               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.873           $6.395
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038           $6.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               28               17
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.901          $13.547
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931          $13.901
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    394              256               83               83
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.715          $13.794          $13.792          $13.445
  Accumulation Unit Value at end of
   period                                    $15.364          $14.715          $13.794          $13.792
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.183          $14.247          $14.259          $13.903
  Accumulation Unit Value at end of
   period                                    $15.837          $15.183          $14.247          $14.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               10                6                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.651          $13.314
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                8                9                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.651          $13.314
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                8                9                4

28

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.485          $13.158
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406          $13.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               25               25                8
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $6.322           $5.819
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332           $6.322
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     55               62               82               82
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.015           $6.270           $6.272           $5.775
  Accumulation Unit Value at end of
   period                                     $7.666           $7.015           $6.270           $6.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.285           $8.307           $8.318           $7.660
  Accumulation Unit Value at end of
   period                                    $10.136           $9.285           $8.307           $8.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $6.208           $5.719
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188           $6.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $6.208           $5.719
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188           $6.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $6.199           $5.713
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160           $6.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.992           $4.547
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370           $4.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               67               68               75
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.640           $5.317           $4.953           $4.513
  Accumulation Unit Value at end of
   period                                     $6.719           $5.640           $5.317           $4.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.371           $7.899           $7.366           $6.713
  Accumulation Unit Value at end of
   period                                     $9.962           $8.371           $7.899           $7.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.902           $4.469
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247           $4.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.902           $4.469
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247           $4.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.830           $4.406
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154           $4.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               12                1

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $6.211           $5.748
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               42               70
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.695           $6.330           $6.162           $5.705
  Accumulation Unit Value at end of
   period                                     $7.330           $6.695           $6.330           $6.162
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.276           $7.833           $7.632           $7.067
  Accumulation Unit Value at end of
   period                                     $9.051           $8.276           $7.833           $7.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $6.099           $5.649
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247           $6.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $6.099           $5.649
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247           $6.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.895           $5.463
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020           $5.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                2                2               --
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.393           $7.767
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873           $8.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               37               38
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.761           $8.786           $8.328           $7.709
  Accumulation Unit Value at end of
   period                                    $10.585           $9.761           $8.786           $8.328
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.638           $8.685           $8.240           $7.629
  Accumulation Unit Value at end of
   period                                    $10.442           $9.638           $8.685           $8.240
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $8.243           $7.634
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670           $8.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                3               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $8.243           $7.634
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670           $8.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                3               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $8.023           $7.434
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414           $8.023
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                7                1
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.923          $12.278
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089          $12.923
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    296              318              351              424

30

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.258          $12.961          $12.822          $12.186
  Accumulation Unit Value at end of
   period                                    $14.609          $14.258          $12.961          $12.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.096          $12.826          $12.701          $12.073
  Accumulation Unit Value at end of
   period                                    $14.428          $14.096          $12.826          $12.701
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               13                9                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.691          $12.067
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790          $12.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               50               40               21
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.691          $12.067
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790          $12.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               50               40               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.838          $11.262
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895          $11.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              109              109               42
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.191          $11.539
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957          $12.191
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              106              116              126
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.174          $12.830          $12.096          $11.452
  Accumulation Unit Value at end of
   period                                    $14.437          $14.174          $12.830          $12.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.064          $12.743          $12.026          $11.388
  Accumulation Unit Value at end of
   period                                    $14.310          $14.064          $12.743          $12.026
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.972          $11.341
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                5                6                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.972          $11.341
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                5                6                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.898          $11.276
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545          $11.898
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.633           $3.342
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375           $3.633
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    303              342              366              392
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.580           $4.332           $3.605           $3.317
  Accumulation Unit Value at end of
   period                                     $5.362           $4.580           $4.332           $3.605
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $4.544           $4.303           $3.584           $3.298
  Accumulation Unit Value at end of
   period                                     $5.315           $4.544           $4.303           $3.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                6                6

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.568           $3.284
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275           $3.568
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               --                9                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.568           $3.284
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275           $3.568
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               --                9                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.546           $3.266
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236           $3.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               19               12               13
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.497           $6.855
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745           $7.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               52               80               88
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.400           $8.659           $7.439           $6.803
  Accumulation Unit Value at end of
   period                                    $11.335           $9.400           $8.659           $7.439
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.327           $8.601           $7.396           $6.765
  Accumulation Unit Value at end of
   period                                    $11.236           $9.327           $8.601           $7.396
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $7.363           $6.737
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545           $7.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $7.363           $6.737
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545           $7.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $7.317           $6.699
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467           $7.317
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $11.240          $10.598
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661          $11.240
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              161              184              235
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.599          $11.547          $11.152          $10.518
  Accumulation Unit Value at end of
   period                                    $12.876          $12.599          $11.547          $11.152
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.501          $11.468          $11.087          $10.459
  Accumulation Unit Value at end of
   period                                    $12.763          $12.501          $11.468          $11.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                3                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $11.038          $10.416
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $11.038          $10.416
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                1               --

32

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.970          $10.357
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290          $10.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $13.520          $12.374
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327          $13.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    200              231              262              352
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.087          $14.187          $13.415          $12.282
  Accumulation Unit Value at end of
   period                                    $16.011          $16.087          $14.187          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.962          $14.090          $13.337          $12.212
  Accumulation Unit Value at end of
   period                                    $15.871          $15.962          $14.090          $13.337
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               17               16               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $13.277          $12.162
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999          $13.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               22               19               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $13.277          $12.162
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999          $13.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               22               19               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $13.196          $12.093
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872          $13.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37               38               24
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.167          $11.034
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290          $11.167
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               45               47               65
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.615          $11.179          $11.080          $10.952
  Accumulation Unit Value at end of
   period                                    $11.835          $11.615          $11.179          $11.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.525          $11.103          $11.016          $10.890
  Accumulation Unit Value at end of
   period                                    $11.731          $11.525          $11.103          $11.016
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               14               19                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.967          $10.845
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032          $10.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.967          $10.845
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032          $10.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.899          $10.784
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931          $10.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2                1

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $6.387           $5.922
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182           $6.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    217              266              285              327
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.000           $7.112           $6.337           $5.877
  Accumulation Unit Value at end of
   period                                     $8.430           $7.000           $7.112           $6.337
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.946           $7.064           $6.300           $5.844
  Accumulation Unit Value at end of
   period                                     $8.356           $6.946           $7.064           $6.300
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $6.272           $5.820
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018           $6.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                4               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $6.272           $5.820
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018           $6.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                4               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $6.233           $5.787
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954           $6.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.446           $7.904
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179           $8.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               45               48               51
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.844           $9.089           $8.380           $7.845
  Accumulation Unit Value at end of
   period                                    $12.383          $10.844           $9.089           $8.380
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.760           $9.028           $8.332           $7.801
  Accumulation Unit Value at end of
   period                                    $12.275          $10.760           $9.028           $8.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $8.295           $7.769
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969           $8.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $8.295           $7.769
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969           $8.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $8.244           $7.725
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888           $8.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $6.282           $5.800
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130           $6.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               53               58               97

34

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.201           $7.060           $6.233           $5.757
  Accumulation Unit Value at end of
   period                                     $8.607           $7.201           $7.060           $6.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.145           $7.012           $6.196           $5.724
  Accumulation Unit Value at end of
   period                                     $8.532           $7.145           $7.012           $6.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $6.169           $5.701
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967           $6.169
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                9                7               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $6.169           $5.701
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967           $6.169
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                9                7               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $6.131           $5.668
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903           $6.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               29               21                2
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.155          $10.158
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251          $10.155
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              157              150              214
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.413          $10.151          $10.075          $10.082
  Accumulation Unit Value at end of
   period                                    $10.715          $10.413          $10.151          $10.075
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.332          $10.082          $10.017          $10.026
  Accumulation Unit Value at end of
   period                                    $10.621          $10.332          $10.082          $10.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               17               14               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.972           $9.984
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017           $9.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    100                6               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.972           $9.984
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017           $9.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    100                6               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.911           $9.928
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926           $9.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                4                4                2
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.641           $7.090
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732           $7.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     95              105              110              119
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.215           $8.646           $7.581           $7.037
  Accumulation Unit Value at end of
   period                                    $12.010          $10.215           $8.646           $7.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.135           $8.587           $7.537           $6.998
  Accumulation Unit Value at end of
   period                                    $11.904          $10.135           $8.587           $7.537
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.503           $6.969
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532           $7.503
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.503           $6.969
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532           $7.503
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.457           $6.929
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454           $7.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.607          $12.690
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819          $13.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    243              255              250              294
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.079          $14.674          $13.501          $12.595
  Accumulation Unit Value at end of
   period                                    $17.375          $17.079          $14.674          $13.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.085          $14.694          $13.533          $12.627
  Accumulation Unit Value at end of
   period                                    $17.364          $17.085          $14.694          $13.533
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               22               15                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.363          $12.472
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481          $13.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               34               30               19
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.363          $12.472
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481          $13.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               34               30               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.783          $11.937
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811          $12.783
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               87               89               43
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.651          $12.195
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               28               24
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.481          $17.012          $13.544          $12.104
  Accumulation Unit Value at end of
   period                                    $27.262          $21.481          $17.012          $13.544
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.078          $15.917          $12.685          $11.338
  Accumulation Unit Value at end of
   period                                    $25.456          $20.078          $15.917          $12.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.406          $11.986
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                9                7               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.406          $11.986
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                9                7               --

36

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $15.036          $13.450
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773          $15.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                3               --
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.859          $10.915
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718          $11.859
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85               88               72               70
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.081          $12.593          $11.766          $10.833
  Accumulation Unit Value at end of
   period                                    $15.175          $15.081          $12.593          $11.766
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.583          $13.026          $12.182          $11.218
  Accumulation Unit Value at end of
   period                                    $15.665          $15.583          $13.026          $12.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               10                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.646          $10.728
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427          $11.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                7                8                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.646          $10.728
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427          $11.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                7                8                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.845          $10.916
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601          $11.845
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               22               21                7
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.795          $12.749
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136          $12.795
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168              237              277              329
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.265          $13.007          $12.695          $12.654
  Accumulation Unit Value at end of
   period                                    $13.753          $13.265          $13.007          $12.695
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.641          $13.389          $13.081          $13.040
  Accumulation Unit Value at end of
   period                                    $14.128          $13.641          $13.389          $13.081
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               11               10                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.535          $13.312          $13.032          $12.995
  Accumulation Unit Value at end of
   period                                    $13.991          $13.535          $13.312          $13.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               10                7                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.535          $13.312          $13.032          $12.995
  Accumulation Unit Value at end of
   period                                    $13.991          $13.535          $13.312          $13.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               10                7                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $12.951          $12.922
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190          $12.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               27               28               24

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.078          $15.483
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779          $16.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.179          $17.605          $15.952          $15.367
  Accumulation Unit Value at end of
   period                                    $20.087          $19.179          $17.605          $15.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.068          $20.277          $18.392          $17.720
  Accumulation Unit Value at end of
   period                                    $23.090          $22.068          $20.277          $18.392
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.901          $20.164          $18.326          $17.662
  Accumulation Unit Value at end of
   period                                    $22.869          $21.901          $20.164          $18.326
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.901          $20.164          $18.326          $17.662
  Accumulation Unit Value at end of
   period                                    $22.869          $21.901          $20.164          $18.326
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.213          $17.562
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980          $18.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                4                4                1
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.834           $8.672
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968           $9.834
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               20               12               13
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.314          $12.841           $9.757           $8.607
  Accumulation Unit Value at end of
   period                                    $23.908          $17.314          $12.841           $9.757
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.258          $16.524          $12.569          $11.089
  Accumulation Unit Value at end of
   period                                    $30.705          $22.258          $16.524          $12.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $22.086          $16.429          $12.522          $11.050
  Accumulation Unit Value at end of
   period                                    $30.406          $22.086          $16.429          $12.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                3                3                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.086          $16.429          $12.522          $11.050
  Accumulation Unit Value at end of
   period                                    $30.406          $22.086          $16.429          $12.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                3                3                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.445          $10.988
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279          $12.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3                2
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.750          $11.974
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                1                4                1

38

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.848          $13.416          $12.708          $11.938
  Accumulation Unit Value at end of
   period                                    $15.089          $14.848          $13.416          $12.708
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.794          $13.380          $12.687          $11.920
  Accumulation Unit Value at end of
   period                                    $15.019          $14.794          $13.380          $12.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.644          $11.884
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309          $12.644
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.644          $11.884
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309          $12.644
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.585          $11.834
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207          $12.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                6                7               --
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $13.591          $12.542
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992          $13.591
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               18               18                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.814          $14.912          $13.546          $12.504
  Accumulation Unit Value at end of
   period                                    $19.227          $17.814          $14.912          $13.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.749          $14.873          $13.523          $12.485
  Accumulation Unit Value at end of
   period                                    $19.138          $17.749          $14.873          $13.523
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.478          $12.448
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793          $13.478
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.478          $12.448
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793          $13.478
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.415          $12.396
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               13               --
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284          $10.331          $10.171
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284          $10.331
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               26               33               39
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.875          $10.184          $10.250          $10.095
  Accumulation Unit Value at end of
   period                                    $11.121          $10.875          $10.184          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.106          $10.410          $10.488          $10.332
  Accumulation Unit Value at end of
   period                                    $11.346          $11.106          $10.410          $10.488
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.022          $10.352          $10.451          $10.298
  Accumulation Unit Value at end of
   period                                    $11.237          $11.022          $10.352          $10.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                2                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.022          $10.352          $10.451          $10.298
  Accumulation Unit Value at end of
   period                                    $11.237          $11.022          $10.352          $10.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                2                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258          $10.386          $10.240
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258          $10.386
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4                2
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $11.241          $10.285
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501          $11.241
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9               10                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.697          $12.457          $11.225          $10.273
  Accumulation Unit Value at end of
   period                                    $13.865          $13.697          $12.457          $11.225
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.659          $12.435          $11.216          $10.267
  Accumulation Unit Value at end of
   period                                    $13.813          $13.659          $12.435          $11.216
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $11.199          $10.255
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392          $11.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $11.199          $10.255
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392          $11.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $11.174          $10.237
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327          $11.174
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               17               14                1
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.940           $9.960
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104          $10.940
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              123              139              144
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.222          $11.985          $10.855           $9.885
  Accumulation Unit Value at end of
   period                                    $15.079          $14.222          $11.985          $10.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $19.796          $16.699          $15.139          $13.789
  Accumulation Unit Value at end of
   period                                    $20.968          $19.796          $16.699          $15.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.646          $16.606          $15.084          $13.744
  Accumulation Unit Value at end of
   period                                    $20.768          $19.646          $16.606          $15.084
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                4                5                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.646          $16.606          $15.084          $13.744
  Accumulation Unit Value at end of
   period                                    $20.768          $19.646          $16.606          $15.084
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                4                5                1

40

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.991          $13.666
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454          $14.991
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               12               11                4
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.775           $9.912
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5                1
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.123          $11.753          $10.759           $9.901
  Accumulation Unit Value at end of
   period                                    $14.017          $12.123          $11.753          $10.759
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.090          $11.732          $10.751           $9.895
  Accumulation Unit Value at end of
   period                                    $13.964          $12.090          $11.732          $10.751
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.734           $9.883
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691          $10.734
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.734           $9.883
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691          $10.734
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630          $10.710           $9.866
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.485          $13.428
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856          $14.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               50               58                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.858          $14.776          $14.436          $13.388
  Accumulation Unit Value at end of
   period                                    $16.188          $16.858          $14.776          $14.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.797          $14.737          $14.412          $13.367
  Accumulation Unit Value at end of
   period                                    $16.113          $16.797          $14.737          $14.412
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                6                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $14.364          $13.327
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659          $14.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               12               10                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $14.364          $13.327
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659          $14.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               12               10                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $14.297          $13.272
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547          $14.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               37               34               10

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.436           $5.057
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777           $5.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               63               66               86
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.005           $5.721           $5.394           $5.019
  Accumulation Unit Value at end of
   period                                     $6.639           $6.005           $5.721           $5.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.958           $5.682           $5.362           $4.991
  Accumulation Unit Value at end of
   period                                     $6.581           $5.958           $5.682           $5.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.339           $4.970
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645           $5.339
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.339           $4.970
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645           $5.339
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.306           $4.942
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594           $5.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.074          $10.067
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249          $10.074
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.364          $10.224          $10.069          $10.065
  Accumulation Unit Value at end of
   period                                    $10.904          $10.364          $10.224          $10.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.330          $10.201          $10.057          $10.054
  Accumulation Unit Value at end of
   period                                    $10.858          $10.330          $10.201          $10.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.044          $10.045
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168          $10.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                4               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.044          $10.045
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168          $10.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                4               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.019          $10.025
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112          $10.019
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               23               16                1
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.852          $12.813
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971          $13.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               66               57               53

42

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.903          $14.825          $13.743          $12.717
  Accumulation Unit Value at end of
   period                                    $17.038          $16.903          $14.825          $13.743
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.772          $14.724          $13.664          $12.645
  Accumulation Unit Value at end of
   period                                    $16.888          $16.772          $14.724          $13.664
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                5                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.603          $12.593
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629          $13.603
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               15               12                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.603          $12.593
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629          $13.603
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               15               12                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.519          $12.522
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496          $13.519
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               25               26               10
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $12.457          $11.579
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209          $12.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                1                2                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.256          $13.138          $12.415          $11.544
  Accumulation Unit Value at end of
   period                                    $15.202          $13.256          $13.138          $12.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.207          $13.103          $12.395          $11.527
  Accumulation Unit Value at end of
   period                                    $15.131          $13.207          $13.103          $12.395
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $12.353          $11.492
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034          $12.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $12.353          $11.492
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034          $12.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $12.296          $11.444
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934          $12.296
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --               --


SERIES IV:


                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $11.212           $9.451           $8.072
   of period
  Accumulation Unit Value at end of          $12.685          $11.212           $9.451
   period
  Number of Accumulation Units                   114              110              127
   outstanding at end of period (in
   thousands)
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning       $11.080           $9.358           $8.003
   of period
  Accumulation Unit Value at end of          $12.511          $11.080           $9.358
   period
  Number of Accumulation Units                    --               --               --
   outstanding at end of period (in
   thousands)

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.489          $13.096          $11.207
  Accumulation Unit Value at end of
   period                                    $17.472          $15.489          $13.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.901           $9.235           $7.913
  Accumulation Unit Value at end of
   period                                    $12.272          $10.901           $9.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               13                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.901           $9.235           $7.913
  Accumulation Unit Value at end of
   period                                    $12.272          $10.901           $9.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               13                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.745           $9.980           $8.569
  Accumulation Unit Value at end of
   period                                    $13.183          $11.745           $9.980
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               12                2
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.348          $12.559          $10.155
  Accumulation Unit Value at end of
   period                                    $18.359          $15.348          $12.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               88               64
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.167          $12.436          $10.069
  Accumulation Unit Value at end of
   period                                    $18.107          $15.167          $12.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.715          $17.002          $13.775
  Accumulation Unit Value at end of
   period                                    $24.705          $20.715          $17.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.956
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               13               15
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.956
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               13               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.942          $12.325          $10.019
  Accumulation Unit Value at end of
   period                                    $17.731          $14.942          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               15               16
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $7.754
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    821              892              921
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.883           $9.120           $7.688
  Accumulation Unit Value at end of
   period                                    $10.916           $9.883           $9.120
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                6                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.093          $13.019          $10.983
  Accumulation Unit Value at end of
   period                                    $15.551          $14.093          $13.019
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               54               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.602
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    219              121               95

44

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.602
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    219              121               95
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.523
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    185              195              188
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $11.511
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    471              525              577
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.076          $12.428          $11.413
  Accumulation Unit Value at end of
   period                                    $14.537          $14.076          $12.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.665          $12.077          $11.098
  Accumulation Unit Value at end of
   period                                    $14.098          $13.665          $12.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               37                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.285
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    144               82               71
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.285
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    144               82               71
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.049
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    107              113              115
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $7.869
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    416              421              388
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.228           $9.599           $7.803
  Accumulation Unit Value at end of
   period                                    $13.249          $11.228           $9.599
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.037          $13.724          $11.163
  Accumulation Unit Value at end of
   period                                    $18.905          $16.037          $13.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               33                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.715
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               38               35
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.715
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               38               35
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.383
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               54               45

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $6.301
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              171              178
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.654           $7.163           $6.248
  Accumulation Unit Value at end of
   period                                     $8.371           $7.654           $7.163
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.223          $12.387          $10.812
  Accumulation Unit Value at end of
   period                                    $14.447          $13.223          $12.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.178
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               17               14
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.178
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               17               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.164
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               28
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.638
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    394              256               83
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.715          $13.794          $13.523
  Accumulation Unit Value at end of
   period                                    $15.364          $14.715          $13.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.183          $14.247          $13.976
  Accumulation Unit Value at end of
   period                                    $15.837          $15.183          $14.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               10                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.371
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                8                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.371
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                8                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.195
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               25               25
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $5.915
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     55               62               82

46

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.015           $6.270           $5.865
  Accumulation Unit Value at end of
   period                                     $7.666           $7.015           $6.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.285           $8.307           $7.774
  Accumulation Unit Value at end of
   period                                    $10.136           $9.285           $8.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $5.799
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $5.799
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $5.784
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.545
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               67               68
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.640           $5.317           $4.506
  Accumulation Unit Value at end of
   period                                     $6.719           $5.640           $5.317
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.371           $7.899           $6.699
  Accumulation Unit Value at end of
   period                                     $9.962           $8.371           $7.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.455
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.455
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.386
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               12
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $5.811
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               42
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.695           $6.330           $5.762
  Accumulation Unit Value at end of
   period                                     $7.330           $6.695           $6.330
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.276           $7.833           $7.134
  Accumulation Unit Value at end of
   period                                     $9.051           $8.276           $7.833
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $5.697
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $5.697
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.501
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                2                2
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.056
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               37
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.761           $8.786           $7.988
  Accumulation Unit Value at end of
   period                                    $10.585           $9.761           $8.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.638           $8.685           $7.901
  Accumulation Unit Value at end of
   period                                    $10.442           $9.638           $8.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $7.898
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $7.898
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $7.680
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                7
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.671
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    296              318              351
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.258          $12.961          $12.564
  Accumulation Unit Value at end of
   period                                    $14.609          $14.258          $12.961
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.096          $12.826          $12.441
  Accumulation Unit Value at end of
   period                                    $14.428          $14.096          $12.826
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               13                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.423
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               50               40
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.423
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               50               40

48

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.576
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              109              109
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.120
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              106              116
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.174          $12.830          $12.017
  Accumulation Unit Value at end of
   period                                    $14.437          $14.174          $12.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.064          $12.743          $11.943
  Accumulation Unit Value at end of
   period                                    $14.310          $14.064          $12.743
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.882
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                5                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.882
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                5                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.797
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.351
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    303              342              366
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.580           $4.332           $3.323
  Accumulation Unit Value at end of
   period                                     $5.362           $4.580           $4.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $4.544           $4.303           $3.302
  Accumulation Unit Value at end of
   period                                     $5.315           $4.544           $4.303
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.286
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               --                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.286
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               --                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.262
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               19               12

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.022
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               52               80
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.400           $8.659           $6.963
  Accumulation Unit Value at end of
   period                                    $11.335           $9.400           $8.659
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.327           $8.601           $6.920
  Accumulation Unit Value at end of
   period                                    $11.236           $9.327           $8.601
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $6.885
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $6.885
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $6.835
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $10.858
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              161              184
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.599          $11.547          $10.766
  Accumulation Unit Value at end of
   period                                    $12.876          $12.599          $11.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.501          $11.468          $10.700
  Accumulation Unit Value at end of
   period                                    $12.763          $12.501          $11.468
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $10.645
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $10.645
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.569
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $12.792
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    200              231              262

50

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.087          $14.187          $12.684
  Accumulation Unit Value at end of
   period                                    $16.011          $16.087          $14.187
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.962          $14.090          $12.606
  Accumulation Unit Value at end of
   period                                    $15.871          $15.962          $14.090
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               17               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $12.542
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               22               19
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $12.542
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               22               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $12.452
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37               38
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.048
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               45               47
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.615          $11.179          $10.954
  Accumulation Unit Value at end of
   period                                    $11.835          $11.615          $11.179
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.525          $11.103          $10.887
  Accumulation Unit Value at end of
   period                                    $11.731          $11.525          $11.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               14               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.832
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.832
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.754
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                2
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $5.895
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    217              266              285
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.000           $7.112           $5.845
  Accumulation Unit Value at end of
   period                                     $8.430           $7.000           $7.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.946           $7.064           $5.809
  Accumulation Unit Value at end of
   period                                     $8.356           $6.946           $7.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                1

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $5.779
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $5.779
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                4                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $5.738
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.122
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               45               48
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.844           $9.089           $8.053
  Accumulation Unit Value at end of
   period                                    $12.383          $10.844           $9.089
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.760           $9.028           $8.004
  Accumulation Unit Value at end of
   period                                    $12.275          $10.760           $9.028
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $7.963
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $7.963
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $7.906
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $5.765
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               53               58
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.201           $7.060           $5.716
  Accumulation Unit Value at end of
   period                                     $8.607           $7.201           $7.060
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.145           $7.012           $5.681
  Accumulation Unit Value at end of
   period                                     $8.532           $7.145           $7.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $5.652
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                9                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $5.652
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                9                7

52

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $5.612
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               29               21
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.164
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              157              150
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.413          $10.151          $10.078
  Accumulation Unit Value at end of
   period                                    $10.715          $10.413          $10.151
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.332          $10.082          $10.017
  Accumulation Unit Value at end of
   period                                    $10.621          $10.332          $10.082
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               17               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.965
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    100                6               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.965
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    100                6               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.894
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                4                4
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.878
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     95              105              110
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.215           $8.646           $7.811
  Accumulation Unit Value at end of
   period                                    $12.010          $10.215           $8.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.135           $8.587           $7.763
  Accumulation Unit Value at end of
   period                                    $11.904          $10.135           $8.587
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.724
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.724
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.669
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.474
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    243              255              250
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.079          $14.674          $13.360
  Accumulation Unit Value at end of
   period                                    $17.375          $17.079          $14.674
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.085          $14.694          $13.387
  Accumulation Unit Value at end of
   period                                    $17.364          $17.085          $14.694
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               22               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.210
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               34               30
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.210
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               34               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.624
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               87               89
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.520
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               28
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.481          $17.012          $13.406
  Accumulation Unit Value at end of
   period                                    $27.262          $21.481          $17.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.078          $15.917          $12.551
  Accumulation Unit Value at end of
   period                                    $25.456          $20.078          $15.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.255
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                9                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.255
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                9                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $14.852
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                3                3
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.634
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85               88               72

54

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.081          $12.593          $11.535
  Accumulation Unit Value at end of
   period                                    $15.175          $15.081          $12.593
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.583          $13.026          $11.939
  Accumulation Unit Value at end of
   period                                    $15.665          $15.583          $13.026
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               10               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.406
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                7                8
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.406
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                7                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.589
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               22               21
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.885
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    168              237              277
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.265          $13.007          $12.776
  Accumulation Unit Value at end of
   period                                    $13.753          $13.265          $13.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.641          $13.389          $13.160
  Accumulation Unit Value at end of
   period                                    $14.128          $13.641          $13.389
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               11               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.535          $13.312          $13.102
  Accumulation Unit Value at end of
   period                                    $13.991          $13.535          $13.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               10                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.535          $13.312          $13.102
  Accumulation Unit Value at end of
   period                                    $13.991          $13.535          $13.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               10                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $13.008
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               27               28
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.088
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                6
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.179          $17.605          $15.951
  Accumulation Unit Value at end of
   period                                    $20.087          $19.179          $17.605
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.068          $20.277          $18.384
  Accumulation Unit Value at end of
   period                                    $23.090          $22.068          $20.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.901          $20.164          $18.306
  Accumulation Unit Value at end of
   period                                    $22.869          $21.901          $20.164
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.901          $20.164          $18.306
  Accumulation Unit Value at end of
   period                                    $22.869          $21.901          $20.164
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.175
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                4                4
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.705
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               20               12
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.314          $12.841           $9.623
  Accumulation Unit Value at end of
   period                                    $23.908          $17.314          $12.841
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.258          $16.524          $12.392
  Accumulation Unit Value at end of
   period                                    $30.705          $22.258          $16.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $22.086          $16.429          $12.337
  Accumulation Unit Value at end of
   period                                    $30.406          $22.086          $16.429
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                3                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.086          $16.429          $12.337
  Accumulation Unit Value at end of
   period                                    $30.406          $22.086          $16.429
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                3                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.249
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.520
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                1                4
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.848          $13.416          $12.470
  Accumulation Unit Value at end of
   period                                    $15.089          $14.848          $13.416
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.794          $13.380          $12.445
  Accumulation Unit Value at end of
   period                                    $15.019          $14.794          $13.380
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.396
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.396
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1

56

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.325
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                6                7
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $14.130
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               18               18
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.814          $14.912          $14.074
  Accumulation Unit Value at end of
   period                                    $19.227          $17.814          $14.912
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.749          $14.873          $14.045
  Accumulation Unit Value at end of
   period                                    $19.138          $17.749          $14.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.989
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.989
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.910
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               11               13
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284           $9.940
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               26               33
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.875          $10.184           $9.856
  Accumulation Unit Value at end of
   period                                    $11.121          $10.875          $10.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.106          $10.410          $10.082
  Accumulation Unit Value at end of
   period                                    $11.346          $11.106          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.022          $10.352          $10.039
  Accumulation Unit Value at end of
   period                                    $11.237          $11.022          $10.352
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                2                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.022          $10.352          $10.039
  Accumulation Unit Value at end of
   period                                    $11.237          $11.022          $10.352
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258           $9.967
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $10.592
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9               10
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.697          $12.457          $10.569
  Accumulation Unit Value at end of
   period                                    $13.865          $13.697          $12.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.659          $12.435          $10.558
  Accumulation Unit Value at end of
   period                                    $13.813          $13.659          $12.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $10.535
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $10.535
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $10.501
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               17               14
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.661
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              123              139
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.222          $11.985          $10.571
  Accumulation Unit Value at end of
   period                                    $15.079          $14.222          $11.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $19.796          $16.699          $14.738
  Accumulation Unit Value at end of
   period                                    $20.968          $19.796          $16.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.646          $16.606          $14.675
  Accumulation Unit Value at end of
   period                                    $20.768          $19.646          $16.606
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                4                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.646          $16.606          $14.675
  Accumulation Unit Value at end of
   period                                    $20.768          $19.646          $16.606
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                4                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.570
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               12               11
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.059
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                5

58

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.123          $11.753          $10.037
  Accumulation Unit Value at end of
   period                                    $14.017          $12.123          $11.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.090          $11.732          $10.026
  Accumulation Unit Value at end of
   period                                    $13.964          $12.090          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.005
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.005
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630           $9.972
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.092
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               50               58
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.858          $14.776          $14.036
  Accumulation Unit Value at end of
   period                                    $16.188          $16.858          $14.776
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.797          $14.737          $14.008
  Accumulation Unit Value at end of
   period                                    $16.113          $16.797          $14.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $13.952
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               12               10
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $13.952
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               12               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $13.873
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               37               34
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.196
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     60               63               66
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.005           $5.721           $5.152
  Accumulation Unit Value at end of
   period                                     $6.639           $6.005           $5.721
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.958           $5.682           $5.120
  Accumulation Unit Value at end of
   period                                     $6.581           $5.958           $5.682
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.094
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.094
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.057
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.176
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.364          $10.224          $10.164
  Accumulation Unit Value at end of
   period                                    $10.904          $10.364          $10.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.330          $10.201          $10.148
  Accumulation Unit Value at end of
   period                                    $10.858          $10.330          $10.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.129
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.129
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                7                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.093
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               23               16
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.680
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               66               57
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.903          $14.825          $13.564
  Accumulation Unit Value at end of
   period                                    $17.038          $16.903          $14.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.772          $14.724          $13.481
  Accumulation Unit Value at end of
   period                                    $16.888          $16.772          $14.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.412
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               15               12
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.412
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               15               12

60

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.316
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               25               26
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $11.619
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                1                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.256          $13.138          $11.573
  Accumulation Unit Value at end of
   period                                    $15.202          $13.256          $13.138
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.207          $13.103          $11.549
  Accumulation Unit Value at end of
   period                                    $15.131          $13.207          $13.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $11.503
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $11.503
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                3                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $11.438
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --               --

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


SERIES II:


                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $15.693          $13.242          $11.795          $10.561           $8.687
   of period
  Accumulation Unit Value at end of          $17.738          $15.693          $13.242          $11.795          $10.561
   period
  Number of Accumulation Units                   110              124              111              124               36
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning       $15.415          $13.046          $11.656          $10.467           $8.625
   of period
  Accumulation Unit Value at end of          $17.371          $15.415          $13.046          $11.656          $10.467
   period
  Number of Accumulation Units                    81               85               84               81               13
   outstanding at end of period (in
   thousands)
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning       $15.381          $13.024          $11.642          $10.460           $8.622
   of period
  Accumulation Unit Value at end of          $17.324          $15.381          $13.024          $11.642          $10.460
   period
  Number of Accumulation Units                   235              256              227              229              162
   outstanding at end of period (in
   thousands)
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning       $15.280          $12.957          $11.599          $10.584               --
   of period
  Accumulation Unit Value at end of          $17.184          $15.280          $12.957          $11.599               --
   period
  Number of Accumulation Units                   327              334              337              316               --
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning       $10.785           $9.160           $8.212           $7.401           $6.111
   of period
  Accumulation Unit Value at end of          $12.111          $10.785           $9.160           $8.212           $7.401
   period
  Number of Accumulation Units                   130              128              126              132               95
   outstanding at end of period (in
   thousands)

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.689           $9.942           $8.927           $8.168               --
  Accumulation Unit Value at end of
   period                                    $13.106          $11.689           $9.942           $8.927               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    119              123              119              122               --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.988          $17.191          $13.936          $11.714           $8.786
  Accumulation Unit Value at end of
   period                                    $25.081          $20.988          $17.191          $13.936          $11.714
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     68               73               77               77               36
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.616          $16.937          $13.771          $11.611           $8.723
  Accumulation Unit Value at end of
   period                                    $24.563          $20.616          $16.937          $13.771          $11.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               52               54               55               11
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $20.571          $16.909          $13.754          $11.602           $8.720
  Accumulation Unit Value at end of
   period                                    $24.496          $20.571          $16.909          $13.754          $11.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    243              257              228              207              144
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $20.435          $16.822          $13.705          $12.050               --
  Accumulation Unit Value at end of
   period                                    $24.298          $20.435          $16.822          $13.705               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    227              237              223              159               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.764          $12.172           $9.931           $8.402           $6.326
  Accumulation Unit Value at end of
   period                                    $17.529          $14.764          $12.172           $9.931           $8.402
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               77               70               82               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.870          $12.278          $10.033           $8.846               --
  Accumulation Unit Value at end of
   period                                    $17.629          $14.870          $12.278          $10.033               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     97              111              126              130               --
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.279          $13.164          $11.512          $10.399           $8.995
  Accumulation Unit Value at end of
   period                                    $15.788          $14.279          $13.164          $11.512          $10.399
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    692              766              788              788              287
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.026          $12.970          $11.376          $10.307           $8.931
  Accumulation Unit Value at end of
   period                                    $15.461          $14.026          $12.970          $11.376          $10.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    425              451              461              462              135
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.995          $12.948          $11.363          $10.299           $8.927
  Accumulation Unit Value at end of
   period                                    $15.419          $13.995          $12.948          $11.363          $10.299
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,244            2,486            2,660            2,728            1,822
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.903          $12.881          $11.322          $10.528               --
  Accumulation Unit Value at end of
   period                                    $15.295          $13.903          $12.881          $11.322               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,585            2,809            2,763            2,603               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.620           $8.927           $7.857           $7.143           $6.202
  Accumulation Unit Value at end of
   period                                    $10.567           $9.620           $8.927           $7.857           $7.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    852              938              967              983              714
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.528           $8.855           $7.806           $7.279               --
  Accumulation Unit Value at end of
   period                                    $10.450           $9.528           $8.855           $7.806               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    942            1,048            1,087            1,001               --

62

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.845          $12.212          $11.725          $10.794           $9.278
  Accumulation Unit Value at end of
   period                                    $14.312          $13.845          $12.212          $11.725          $10.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    633              693              731              738              279
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.600          $12.031          $11.586          $10.699           $9.212
  Accumulation Unit Value at end of
   period                                    $14.017          $13.600          $12.031          $11.586          $10.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              427              437              456              117
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.570          $12.011          $11.572          $10.691           $9.208
  Accumulation Unit Value at end of
   period                                    $13.979          $13.570          $12.011          $11.572          $10.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,362            2,569            2,729            2,761            1,813
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.480          $11.949          $11.531          $10.889               --
  Accumulation Unit Value at end of
   period                                    $13.866          $13.480          $11.949          $11.531               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,429            2,626            2,580            2,488               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.702          $12.164          $11.755          $10.893           $9.398
  Accumulation Unit Value at end of
   period                                    $14.072          $13.702          $12.164          $11.755          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    565              621              652              679              510
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.426          $11.938          $11.554          $10.941               --
  Accumulation Unit Value at end of
   period                                    $13.769          $13.426          $11.938          $11.554               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    606              712              747              691               --
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.248          $13.877          $11.605           $9.883           $7.824
  Accumulation Unit Value at end of
   period                                    $19.192          $16.248          $13.877          $11.605           $9.883
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    210              202              199              188               53
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.961          $13.672          $11.468           $9.796           $7.768
  Accumulation Unit Value at end of
   period                                    $18.796          $15.961          $13.672          $11.468           $9.796
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              101              109              110               18
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.925          $13.649          $11.454           $9.789           $7.765
  Accumulation Unit Value at end of
   period                                    $18.745          $15.925          $13.649          $11.454           $9.789
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    637              652              607              521              305
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.820          $13.579          $11.413           $9.962               --
  Accumulation Unit Value at end of
   period                                    $18.593          $15.820          $13.579          $11.413               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    802              853              764              621               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.930           $9.395           $7.908           $6.779           $5.387
  Accumulation Unit Value at end of
   period                                    $12.826          $10.930           $9.395           $7.908           $6.779
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    164              179              179              138               88
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.886          $10.233           $8.626           $7.550               --
  Accumulation Unit Value at end of
   period                                    $13.928          $11.886          $10.233           $8.626               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    284              277              259              269               --
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.398          $12.525          $12.146          $11.071           $9.168
  Accumulation Unit Value at end of
   period                                    $14.667          $13.398          $12.525          $12.146          $11.071
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     85              103              103              101               22

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.160          $12.340          $12.002          $10.973           $9.102
  Accumulation Unit Value at end of
   period                                    $14.364          $13.160          $12.340          $12.002          $10.973
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     39               42               39               42               13
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.131          $12.319          $11.988          $10.965           $9.098
  Accumulation Unit Value at end of
   period                                    $14.325          $13.131          $12.319          $11.988          $10.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    303              330              340              346              244
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.044          $12.256          $11.944          $11.293               --
  Accumulation Unit Value at end of
   period                                    $14.209          $13.044          $12.256          $11.944               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    273              296              276              258               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.450           $7.010           $6.842           $6.278           $5.218
  Accumulation Unit Value at end of
   period                                     $8.103           $7.450           $7.010           $6.842           $6.278
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              143              139              131               95
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.440           $7.011           $6.854           $6.498               --
  Accumulation Unit Value at end of
   period                                     $8.080           $7.440           $7.011           $6.854               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    125              143              144              138               --
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.383          $14.406          $14.389          $13.290          $12.489
  Accumulation Unit Value at end of
   period                                    $16.078          $15.383          $14.406          $14.389          $13.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    163              174              178              187               74
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.110          $14.193          $14.219          $13.173          $12.400
  Accumulation Unit Value at end of
   period                                    $15.746          $15.110          $14.193          $14.219          $13.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     50               59               62               60                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.077          $14.169          $14.202          $13.163          $12.395
  Accumulation Unit Value at end of
   period                                    $15.703          $15.077          $14.169          $14.202          $13.163
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    670              621              624              602              322
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.977          $14.096          $14.151          $13.264               --
  Accumulation Unit Value at end of
   period                                    $15.576          $14.977          $14.096          $14.151               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    676              701              686              674               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.324          $13.501          $13.574          $12.619          $11.903
  Accumulation Unit Value at end of
   period                                    $14.874          $14.324          $13.501          $13.574          $12.619
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              123              130              108               80
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.148          $13.355          $13.447          $12.639               --
  Accumulation Unit Value at end of
   period                                    $14.669          $14.148          $13.355          $13.447               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    121              129              137              106               --
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.407           $8.400           $8.394           $7.584           $6.725
  Accumulation Unit Value at end of
   period                                    $10.290           $9.407           $8.400           $8.394           $7.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               20               16               24               14
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.240           $8.275           $8.294           $7.517           $6.677
  Accumulation Unit Value at end of
   period                                    $10.077           $9.240           $8.275           $8.294           $7.517
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.220           $8.261           $8.284           $7.511           $6.675
  Accumulation Unit Value at end of
   period                                    $10.050           $9.220           $8.261           $8.284           $7.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               40               42               44              115

64

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.159           $8.219           $8.254           $7.693               --
  Accumulation Unit Value at end of
   period                                     $9.969           $9.159           $8.219           $8.254               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    132              122              125              125               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.829           $6.137           $6.173           $5.614           $4.997
  Accumulation Unit Value at end of
   period                                     $7.421           $6.829           $6.137           $6.173           $5.614
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               28               38               38               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.818           $6.137           $6.182           $5.777               --
  Accumulation Unit Value at end of
   period                                     $7.398           $6.818           $6.137           $6.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               64               65               45               --
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.481           $7.987           $7.433           $6.687           $5.953
  Accumulation Unit Value at end of
   period                                    $10.114           $8.481           $7.987           $7.433           $6.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               32               31               26                9
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.331           $7.869           $7.345           $6.627           $5.910
  Accumulation Unit Value at end of
   period                                     $9.905           $8.331           $7.869           $7.345           $6.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               11               11               11                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.312           $7.856           $7.336           $6.623           $5.908
  Accumulation Unit Value at end of
   period                                     $9.878           $8.312           $7.856           $7.336           $6.623
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               41               47               49               36
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.257           $7.816           $7.310           $6.810               --
  Accumulation Unit Value at end of
   period                                     $9.798           $8.257           $7.816           $7.310               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               29               34               41               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.490           $5.204           $4.874           $4.413           $3.944
  Accumulation Unit Value at end of
   period                                     $6.504           $5.490           $5.204           $4.874           $4.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               41               41               43               26
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.409           $5.135           $4.817           $4.500               --
  Accumulation Unit Value at end of
   period                                     $6.398           $5.409           $5.135           $4.817               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               42               41               43               --
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.385           $7.920           $7.702           $7.168           $6.587
  Accumulation Unit Value at end of
   period                                     $9.189           $8.385           $7.920           $7.702           $7.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               17               17               17                7
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.236           $7.803           $7.611           $7.104           $6.540
  Accumulation Unit Value at end of
   period                                     $8.999           $8.236           $7.803           $7.611           $7.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                4                4                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.218           $7.790           $7.602           $7.099           $6.537
  Accumulation Unit Value at end of
   period                                     $8.974           $8.218           $7.790           $7.602           $7.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     65               76               76               77               65
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.163           $7.750           $7.574           $7.243               --
  Accumulation Unit Value at end of
   period                                     $8.902           $8.163           $7.750           $7.574               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               30               31               29               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.517           $6.196           $6.065           $5.681           $5.240
  Accumulation Unit Value at end of
   period                                     $7.096           $6.517           $6.196           $6.065           $5.681
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               15               22               22               13

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.298           $5.997           $5.879           $5.637               --
  Accumulation Unit Value at end of
   period                                     $6.847           $6.298           $5.997           $5.879               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               46               44               --
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.765           $8.782           $8.315           $7.588           $6.805
  Accumulation Unit Value at end of
   period                                    $10.601           $9.765           $8.782           $8.315           $7.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               28               48               65               54
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.592           $8.652           $8.217           $7.520           $6.757
  Accumulation Unit Value at end of
   period                                    $10.382           $9.592           $8.652           $8.217           $7.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                8                7                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.571           $8.637           $8.207           $7.515           $6.754
  Accumulation Unit Value at end of
   period                                    $10.354           $9.571           $8.637           $8.207           $7.515
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    148              169              269              359              205
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.508           $8.593           $8.177           $7.583               --
  Accumulation Unit Value at end of
   period                                    $10.270           $9.508           $8.593           $8.177               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              219              264              301               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.501           $8.600           $8.196           $7.528           $6.777
  Accumulation Unit Value at end of
   period                                    $10.247           $9.501           $8.600           $8.196           $7.528
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11               12                7               10                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.246           $8.382           $8.000           $7.439               --
  Accumulation Unit Value at end of
   period                                     $9.958           $9.246           $8.382           $8.000               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               20               21               22               --
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.281          $12.969          $12.817          $11.699          $10.873
  Accumulation Unit Value at end of
   period                                    $14.647          $14.281          $12.969          $12.817          $11.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    242              258              269              254               91
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.777          $12.665          $11.596          $10.796
  Accumulation Unit Value at end of
   period                                    $14.344          $14.028          $12.777          $12.665          $11.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    205              213              207              210               57
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.997          $12.756          $12.650          $11.587          $10.791
  Accumulation Unit Value at end of
   period                                    $14.305          $13.997          $12.756          $12.650          $11.587
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,061            1,143            1,218            1,194              749
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.905          $12.690          $12.604          $11.714               --
  Accumulation Unit Value at end of
   period                                    $14.190          $13.905          $12.690          $12.604               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,044            1,138            1,159            1,090               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.879          $12.686          $12.619          $11.594          $10.816
  Accumulation Unit Value at end of
   period                                    $14.142          $13.879          $12.686          $12.619          $11.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    257              259              280              302              239
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.945          $11.850          $11.805          $11.001               --
  Accumulation Unit Value at end of
   period                                    $13.171          $12.945          $11.850          $11.805               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    246              272              309              305               --

66

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.231          $12.869          $12.120          $11.127          $10.155
  Accumulation Unit Value at end of
   period                                    $14.509          $14.231          $12.869          $12.120          $11.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               28               25               24               18
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.012          $12.709          $12.006          $11.055          $10.107
  Accumulation Unit Value at end of
   period                                    $14.243          $14.012          $12.709          $12.006          $11.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               21               22               19                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.971          $12.678          $11.982          $11.039          $10.095
  Accumulation Unit Value at end of
   period                                    $14.194          $13.971          $12.678          $11.982          $11.039
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    129              147              131              129               92
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.889          $12.623          $11.948          $11.132               --
  Accumulation Unit Value at end of
   period                                    $14.090          $13.889          $12.623          $11.948               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              147              143              147               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.797          $12.558          $11.904          $11.000          $10.077
  Accumulation Unit Value at end of
   period                                    $13.976          $13.797          $12.558          $11.904          $11.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               14               14               17               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.735          $12.520          $11.886          $11.106               --
  Accumulation Unit Value at end of
   period                                    $13.892          $13.735          $12.520          $11.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               20               20               20               --
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.598           $4.345           $3.612           $2.999           $2.478
  Accumulation Unit Value at end of
   period                                     $5.389           $4.598           $4.345           $3.612           $2.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     51               74               78               71               33
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $4.527           $4.291           $3.578           $2.979           $2.466
  Accumulation Unit Value at end of
   period                                     $5.290           $4.527           $4.291           $3.578           $2.979
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               33               32               32                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.514           $4.280           $3.571           $2.975           $2.463
  Accumulation Unit Value at end of
   period                                     $5.272           $4.514           $4.280           $3.571           $2.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     97              112              115              118               87
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.488           $4.262           $3.561           $3.058               --
  Accumulation Unit Value at end of
   period                                     $5.233           $4.488           $4.262           $3.561               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    116              119               98               66               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.458           $4.240           $3.548           $2.964           $2.459
  Accumulation Unit Value at end of
   period                                     $5.190           $4.458           $4.240           $3.548           $2.964
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               45               45               43               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.438           $4.227           $3.543           $3.051               --
  Accumulation Unit Value at end of
   period                                     $5.159           $4.438           $4.227           $3.543               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     63               65               61               42               --
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.438           $8.686           $7.454           $6.211           $5.121
  Accumulation Unit Value at end of
   period                                    $11.392           $9.438           $8.686           $7.454           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               11               10               10                6

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.293           $8.578           $7.383           $6.171           $5.096
  Accumulation Unit Value at end of
   period                                    $11.183           $9.293           $8.578           $7.383           $6.171
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               12               12               12               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.265           $8.557           $7.369           $6.162           $5.091
  Accumulation Unit Value at end of
   period                                    $11.145           $9.265           $8.557           $7.369           $6.162
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               52               58               58               46
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.211           $8.519           $7.348           $6.309               --
  Accumulation Unit Value at end of
   period                                    $11.063           $9.211           $8.519           $7.348               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     78               84               79               50               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.150           $8.476           $7.321           $6.140           $5.082
  Accumulation Unit Value at end of
   period                                    $10.973           $9.150           $8.476           $7.321           $6.140
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               47               49               55               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.109           $8.450           $7.310           $6.294               --
  Accumulation Unit Value at end of
   period                                    $10.907           $9.109           $8.450           $7.310               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               13               13               14               --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.649          $11.582          $11.174          $10.510           $9.120
  Accumulation Unit Value at end of
   period                                    $12.941          $12.649          $11.582          $11.174          $10.510
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    113              126              132              136               56
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.455          $11.438          $11.069          $10.442           $9.076
  Accumulation Unit Value at end of
   period                                    $12.704          $12.455          $11.438          $11.069          $10.442
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     58               58               56               59                8
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.418          $11.410          $11.047          $10.427           $9.066
  Accumulation Unit Value at end of
   period                                    $12.660          $12.418          $11.410          $11.047          $10.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    246              280              286              309              206
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.345          $11.360          $11.015          $10.423               --
  Accumulation Unit Value at end of
   period                                    $12.567          $12.345          $11.360          $11.015               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    201              220              236              243               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.264          $11.302          $10.975          $10.390           $9.050
  Accumulation Unit Value at end of
   period                                    $12.465          $12.264          $11.302          $10.975          $10.390
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               85               90              100               74
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.209          $11.268          $10.959          $10.398               --
  Accumulation Unit Value at end of
   period                                    $12.390          $12.209          $11.268          $10.959               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96              102              100               65               --
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.152          $14.229          $13.442          $11.741           $9.815
  Accumulation Unit Value at end of
   period                                    $16.092          $16.152          $14.229          $13.442          $11.741
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              127              135              133               41
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.903          $14.053          $13.315          $11.665           $9.768
  Accumulation Unit Value at end of
   period                                    $15.797          $15.903          $14.053          $13.315          $11.665
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               57               62               62                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.856          $14.018          $13.288          $11.648           $9.757
  Accumulation Unit Value at end of
   period                                    $15.742          $15.856          $14.018          $13.288          $11.648
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    553              592              612              602              349

68

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.763          $13.957          $13.250          $11.877               --
  Accumulation Unit Value at end of
   period                                    $15.626          $15.763          $13.957          $13.250               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    517              573              594              525               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.659          $13.885          $13.202          $11.607           $9.740
  Accumulation Unit Value at end of
   period                                    $15.500          $15.659          $13.885          $13.202          $11.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    127              135              139              158              101
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.589          $13.844          $13.182          $11.849               --
  Accumulation Unit Value at end of
   period                                    $15.407          $15.589          $13.844          $13.182               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              145              166              171               --
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.662          $11.213          $11.103          $10.582          $10.059
  Accumulation Unit Value at end of
   period                                    $11.895          $11.662          $11.213          $11.103          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               55               59               62               16
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.482          $11.074          $10.998          $10.513          $10.012
  Accumulation Unit Value at end of
   period                                    $11.677          $11.482          $11.074          $10.998          $10.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12                8               13               13                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.449          $11.047          $10.976          $10.498          $10.000
  Accumulation Unit Value at end of
   period                                    $11.636          $11.449          $11.047          $10.976          $10.498
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    103              112              114              117              106
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.381          $10.998          $10.944          $10.546               --
  Accumulation Unit Value at end of
   period                                    $11.551          $11.381          $10.998          $10.944               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    124              140              173              173               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.306          $10.942          $10.905          $10.461           $9.982
  Accumulation Unit Value at end of
   period                                    $11.457          $11.306          $10.942          $10.905          $10.461
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               23               24               24               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.255          $10.909          $10.888          $10.521               --
  Accumulation Unit Value at end of
   period                                    $11.389          $11.255          $10.909          $10.888               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               27               24               19               --
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.029           $7.134           $6.350           $5.976           $5.340
  Accumulation Unit Value at end of
   period                                     $8.472           $7.029           $7.134           $6.350           $5.976
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     58               59               61               55               44
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.920           $7.045           $6.290           $5.937           $5.314
  Accumulation Unit Value at end of
   period                                     $8.317           $6.920           $7.045           $6.290           $5.937
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               13               15               17                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.900           $7.028           $6.277           $5.929           $5.308
  Accumulation Unit Value at end of
   period                                     $8.288           $6.900           $7.028           $6.277           $5.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    231              289              330              366              317
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.859           $6.997           $6.259           $5.965               --
  Accumulation Unit Value at end of
   period                                     $8.227           $6.859           $6.997           $6.259               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     62               58               64               82               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.814           $6.961           $6.237           $5.908           $5.299
  Accumulation Unit Value at end of
   period                                     $8.161           $6.814           $6.961           $6.237           $5.908
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               89               94              114              109

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.783           $6.940           $6.227           $5.951               --
  Accumulation Unit Value at end of
   period                                     $8.112           $6.783           $6.940           $6.227               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     77               82               87               66               --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.888           $9.117           $8.397           $7.909           $6.649
  Accumulation Unit Value at end of
   period                                    $12.446          $10.888           $9.117           $8.397           $7.909
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               26               28               28               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.720           $9.003           $8.318           $7.857           $6.617
  Accumulation Unit Value at end of
   period                                    $12.217          $10.720           $9.003           $8.318           $7.857
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               11               11               11                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.689           $8.981           $8.302           $7.846           $6.609
  Accumulation Unit Value at end of
   period                                    $12.175          $10.689           $8.981           $8.302           $7.846
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     53               74               72               73               62
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.626           $8.942           $8.278           $7.866               --
  Accumulation Unit Value at end of
   period                                    $12.086          $10.626           $8.942           $8.278               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               41               36               42               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.556           $8.896           $8.248           $7.818           $6.598
  Accumulation Unit Value at end of
   period                                    $11.988          $10.556           $8.896           $8.248           $7.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               19               17               22               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.508           $8.870           $8.235           $7.847               --
  Accumulation Unit Value at end of
   period                                    $11.916          $10.508           $8.870           $8.235               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                5                5                9               --
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.230           $7.081           $6.245           $5.910           $5.235
  Accumulation Unit Value at end of
   period                                     $8.651           $7.230           $7.081           $6.245           $5.910
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               26               28               23                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.119           $6.993           $6.186           $5.871           $5.210
  Accumulation Unit Value at end of
   period                                     $8.492           $7.119           $6.993           $6.186           $5.871
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               10               11               14               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.098           $6.976           $6.174           $5.863           $5.204
  Accumulation Unit Value at end of
   period                                     $8.463           $7.098           $6.976           $6.174           $5.863
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               90               82               83               60
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.056           $6.945           $6.156           $5.957               --
  Accumulation Unit Value at end of
   period                                     $8.401           $7.056           $6.945           $6.156               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    254              297              249              179               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.010           $6.910           $6.134           $5.842           $5.194
  Accumulation Unit Value at end of
   period                                     $8.333           $7.010           $6.910           $6.134           $5.842
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               33               46               41               33
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.978           $6.889           $6.125           $5.943               --
  Accumulation Unit Value at end of
   period                                     $8.283           $6.978           $6.889           $6.125               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     64               65               65               68               --

70

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.455          $10.182          $10.096          $10.196          $10.273
  Accumulation Unit Value at end of
   period                                    $10.769          $10.455          $10.182          $10.096          $10.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    161               73               85               97               27
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.294          $10.055          $10.000          $10.130          $10.225
  Accumulation Unit Value at end of
   period                                    $10.572          $10.294          $10.055          $10.000          $10.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     88               19               19               30               14
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.264          $10.031           $9.981          $10.115          $10.213
  Accumulation Unit Value at end of
   period                                    $10.535          $10.264          $10.031           $9.981          $10.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    415              344              226              188              162
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.204           $9.987           $9.952          $10.087               --
  Accumulation Unit Value at end of
   period                                    $10.458          $10.204           $9.987           $9.952               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    315              239              189              149               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.136           $9.936           $9.916          $10.080          $10.195
  Accumulation Unit Value at end of
   period                                    $10.373          $10.136           $9.936           $9.916          $10.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               50               66               49               29
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.091           $9.906           $9.901          $10.063               --
  Accumulation Unit Value at end of
   period                                    $10.311          $10.091           $9.906           $9.901               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    114               88               42               64               --
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.256           $8.672           $7.596           $6.217           $5.852
  Accumulation Unit Value at end of
   period                                    $12.070          $10.256           $8.672           $7.596           $6.217
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               15               15               15               13
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.098           $8.564           $7.524           $6.177           $5.824
  Accumulation Unit Value at end of
   period                                    $11.849          $10.098           $8.564           $7.524           $6.177
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                4                4                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.068           $8.543           $7.510           $6.168           $5.817
  Accumulation Unit Value at end of
   period                                    $11.808          $10.068           $8.543           $7.510           $6.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     88               90               96              103               78
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.009           $8.506           $7.488           $6.368               --
  Accumulation Unit Value at end of
   period                                    $11.721          $10.009           $8.506           $7.488               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               22               24               27               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.943           $8.463           $7.461           $6.146           $5.807
  Accumulation Unit Value at end of
   period                                    $11.626           $9.943           $8.463           $7.461           $6.146
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               27               18               21                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.898           $8.437           $7.450           $6.353               --
  Accumulation Unit Value at end of
   period                                    $11.557           $9.898           $8.437           $7.450               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               13               14               15               --
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.310          $14.858          $13.657          $12.320          $10.829
  Accumulation Unit Value at end of
   period                                    $17.628          $17.310          $14.858          $13.657          $12.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    229              233              240              236               89

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.003          $14.639          $13.495          $12.212          $10.752
  Accumulation Unit Value at end of
   period                                    $17.264          $17.003          $14.639          $13.495          $12.212
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    148              153              149              144               46
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.966          $14.614          $13.479          $12.203          $10.748
  Accumulation Unit Value at end of
   period                                    $17.217          $16.966          $14.614          $13.479          $12.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    717              771              794              769              504
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.854          $14.539          $13.430          $12.303               --
  Accumulation Unit Value at end of
   period                                    $17.078          $16.854          $14.539          $13.430               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    753              783              786              765               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.625          $14.363          $13.287          $12.066          $10.645
  Accumulation Unit Value at end of
   period                                    $16.820          $16.625          $14.363          $13.287          $12.066
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              186              211              213              178
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.901          $13.759          $12.748          $11.710               --
  Accumulation Unit Value at end of
   period                                    $16.064          $15.901          $13.759          $12.748               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    166              215              239              214               --
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $20.343          $16.095          $12.801          $10.420           $7.727
  Accumulation Unit Value at end of
   period                                    $25.843          $20.343          $16.095          $12.801          $10.420
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               38               37               32               15
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $19.982          $15.857          $12.650          $10.327           $7.672
  Accumulation Unit Value at end of
   period                                    $25.309          $19.982          $15.857          $12.650          $10.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               22               20               17                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.938          $15.830          $12.634          $10.320           $7.668
  Accumulation Unit Value at end of
   period                                    $25.241          $19.938          $15.830          $12.634          $10.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               86               86               74               48
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.807          $15.749          $12.589          $10.597               --
  Accumulation Unit Value at end of
   period                                    $25.037          $19.807          $15.749          $12.589               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     91              105              108               95               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $20.910          $16.651          $13.330          $10.921           $8.129
  Accumulation Unit Value at end of
   period                                    $26.392          $20.910          $16.651          $13.330          $10.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               32               33               28               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.450          $18.702          $14.994          $12.657               --
  Accumulation Unit Value at end of
   period                                    $29.553          $23.450          $18.702          $14.994               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               46               56               44               --
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.789          $13.171          $12.294          $10.766           $8.951
  Accumulation Unit Value at end of
   period                                    $15.903          $15.789          $13.171          $12.294          $10.766
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    127              135              135              105               24
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.509          $12.976          $12.148          $10.671           $8.887
  Accumulation Unit Value at end of
   period                                    $15.574          $15.509          $12.976          $12.148          $10.671
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               36               39               40               13
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.475          $12.954          $12.134          $10.664           $8.883
  Accumulation Unit Value at end of
   period                                    $15.532          $15.475          $12.954          $12.134          $10.664
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    325              359              345              298              165

72

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.372          $12.888          $12.090          $10.851               --
  Accumulation Unit Value at end of
   period                                    $15.406          $15.372          $12.888          $12.090               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    324              339              343              319               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.680          $12.326          $11.580          $10.207           $8.518
  Accumulation Unit Value at end of
   period                                    $14.690          $14.680          $12.326          $11.580          $10.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               49               53               45               43
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.929          $12.554          $11.811          $10.630               --
  Accumulation Unit Value at end of
   period                                    $14.917          $14.929          $12.554          $11.811               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               96              123               98               --
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.877          $13.593          $13.254          $12.904          $12.805
  Accumulation Unit Value at end of
   period                                    $14.401          $13.877          $13.593          $13.254          $12.904
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              158              165              164               81
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.634          $13.396          $13.101          $12.793          $12.718
  Accumulation Unit Value at end of
   period                                    $14.107          $13.634          $13.396          $13.101          $12.793
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               57               60               65               19
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.604          $13.373          $13.085          $12.784          $12.712
  Accumulation Unit Value at end of
   period                                    $14.069          $13.604          $13.373          $13.085          $12.784
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    589              638              701              718              432
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.515          $13.305          $13.038          $12.822               --
  Accumulation Unit Value at end of
   period                                    $13.955          $13.515          $13.305          $13.038               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    526              511              512              466               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.391          $13.203          $12.958          $12.698          $12.649
  Accumulation Unit Value at end of
   period                                    $13.808          $13.391          $13.203          $12.958          $12.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    103              117              121              117               85
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.254          $13.087          $12.863          $12.685               --
  Accumulation Unit Value at end of
   period                                    $13.645          $13.254          $13.087          $12.863               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    155              125              104              117               --
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.099          $16.597          $15.024          $13.871          $12.792
  Accumulation Unit Value at end of
   period                                    $18.975          $18.099          $16.597          $15.024          $13.871
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8               13               10                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.774          $16.348          $14.843          $13.745          $12.698
  Accumulation Unit Value at end of
   period                                    $18.579          $17.774          $16.348          $14.843          $13.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                9                9                8                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.735          $16.320          $14.825          $13.735          $12.693
  Accumulation Unit Value at end of
   period                                    $18.528          $17.735          $16.320          $14.825          $13.735
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     46               49               54               52               48
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.618          $16.237          $14.771          $13.756               --
  Accumulation Unit Value at end of
   period                                    $18.379          $17.618          $16.237          $14.771               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               28               35               36               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.668          $20.000          $18.222          $16.933          $15.675
  Accumulation Unit Value at end of
   period                                    $22.570          $21.668          $20.000          $18.222          $16.933
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10               14               13               13               12

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.441          $19.820          $18.085          $16.889               --
  Accumulation Unit Value at end of
   period                                    $22.300          $21.441          $19.820          $18.085               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               12               11               13               --
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $22.642          $16.776          $12.735          $10.511           $7.628
  Accumulation Unit Value at end of
   period                                    $31.297          $22.642          $16.776          $12.735          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8               12                7                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.248          $16.533          $12.588          $10.421           $7.576
  Accumulation Unit Value at end of
   period                                    $30.660          $22.248          $16.533          $12.588          $10.421
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               13               13               12                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.199          $16.505          $12.573          $10.413           $7.573
  Accumulation Unit Value at end of
   period                                    $30.577          $22.199          $16.505          $12.573          $10.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               52               50               49               35
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $22.052          $16.421          $12.528          $10.682               --
  Accumulation Unit Value at end of
   period                                    $30.330          $22.052          $16.421          $12.528               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               44               42               39               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.851          $16.295          $12.451          $10.343           $7.535
  Accumulation Unit Value at end of
   period                                    $30.009          $21.851          $16.295          $12.451          $10.343
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               21               18               19               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.626          $16.152          $12.360          $10.568               --
  Accumulation Unit Value at end of
   period                                    $29.655          $21.626          $16.152          $12.360               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               11               16               19               --
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.903          $13.452          $12.729          $11.598          $10.545
  Accumulation Unit Value at end of
   period                                    $15.159          $14.903          $13.452          $12.729          $11.598
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               30               25               32               13
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.740          $13.344          $12.665          $11.575          $10.542
  Accumulation Unit Value at end of
   period                                    $14.949          $14.740          $13.344          $12.665          $11.575
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               20               20               19                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.713          $13.327          $12.655          $11.571          $10.542
  Accumulation Unit Value at end of
   period                                    $14.914          $14.713          $13.327          $12.655          $11.571
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    418              441              455              446              189
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.632          $13.273          $12.623          $11.707               --
  Accumulation Unit Value at end of
   period                                    $14.810          $14.632          $13.273          $12.623               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    375              421              434              414               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.552          $13.220          $12.592          $11.548          $10.539
  Accumulation Unit Value at end of
   period                                    $14.706          $14.552          $13.220          $12.592          $11.548
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               29               30               36               25
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.487          $13.181          $12.573          $11.692               --
  Accumulation Unit Value at end of
   period                                    $14.618          $14.487          $13.181          $12.573               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     52               55               57               29               --

74

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.880          $14.952          $13.568          $12.226          $10.515
  Accumulation Unit Value at end of
   period                                    $19.317          $17.880          $14.952          $13.568          $12.226
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               40               29               41               19
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.684          $14.833          $13.501          $12.202          $10.513
  Accumulation Unit Value at end of
   period                                    $19.049          $17.684          $14.833          $13.501          $12.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                9                7                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.652          $14.813          $13.489          $12.197          $10.512
  Accumulation Unit Value at end of
   period                                    $19.004          $17.652          $14.813          $13.489          $12.197
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143              168              174              156              104
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.555          $14.754          $13.456          $12.380               --
  Accumulation Unit Value at end of
   period                                    $18.872          $17.555          $14.754          $13.456               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              228              211              141               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.459          $14.695          $13.422          $12.173          $10.509
  Accumulation Unit Value at end of
   period                                    $18.740          $17.459          $14.695          $13.422          $12.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     20               22               24               21               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.380          $14.651          $13.402          $12.364               --
  Accumulation Unit Value at end of
   period                                    $18.628          $17.380          $14.651          $13.402               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               45               55               24               --
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.315          $10.585          $10.643           $9.878           $8.972
  Accumulation Unit Value at end of
   period                                    $11.582          $11.315          $10.585          $10.643           $9.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32               35               40               18
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.112          $10.426          $10.515           $9.788           $8.906
  Accumulation Unit Value at end of
   period                                    $11.340          $11.112          $10.426          $10.515           $9.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                8               10               14                3
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.088          $10.409          $10.503           $9.781           $8.902
  Accumulation Unit Value at end of
   period                                    $11.310          $11.088          $10.409          $10.503           $9.781
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128              149              161              191              159
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.015          $10.355          $10.464           $9.853               --
  Accumulation Unit Value at end of
   period                                    $11.218          $11.015          $10.355          $10.464               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    169              176              189              188               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.905          $10.268          $10.392           $9.707           $8.850
  Accumulation Unit Value at end of
   period                                    $11.090          $10.905          $10.268          $10.392           $9.707
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               46               55               70               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.791          $10.176          $10.314           $9.737               --
  Accumulation Unit Value at end of
   period                                    $10.958          $10.791          $10.176          $10.314               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               36               35               47               --
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.734          $12.479          $11.233           $9.943               --
  Accumulation Unit Value at end of
   period                                    $13.917          $13.734          $12.479          $11.233               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                8                9                7               --

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.621          $12.414          $11.208           $9.940               --
  Accumulation Unit Value at end of
   period                                    $13.761          $13.621          $12.414          $11.208               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                4                4               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.603          $12.403          $11.204           $9.940               --
  Accumulation Unit Value at end of
   period                                    $13.735          $13.603          $12.403          $11.204               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     15               15                9                4               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.547          $12.370          $11.191           $9.938               --
  Accumulation Unit Value at end of
   period                                    $13.658          $13.547          $12.370          $11.191               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     95              103               78               44               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $12.338          $11.178           $9.937               --
  Accumulation Unit Value at end of
   period                                    $13.582          $13.491          $12.338          $11.178               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                5                4               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.435          $12.305          $11.166           $9.936               --
  Accumulation Unit Value at end of
   period                                    $13.505          $13.435          $12.305          $11.166               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               29               29               29               --
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.212          $15.333          $13.872          $12.301          $10.139
  Accumulation Unit Value at end of
   period                                    $19.330          $18.212          $15.333          $13.872          $12.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               98               99               96               38
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.886          $15.103          $13.705          $12.189          $10.064
  Accumulation Unit Value at end of
   period                                    $18.926          $17.886          $15.103          $13.705          $12.189
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               41               46               46               15
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.846          $15.077          $13.689          $12.181          $10.060
  Accumulation Unit Value at end of
   period                                    $18.875          $17.846          $15.077          $13.689          $12.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    244              275              298              310              211
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.728          $15.000          $13.639          $12.313               --
  Accumulation Unit Value at end of
   period                                    $18.722          $17.728          $15.000          $13.639               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    178              204              219              222               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.437          $16.470          $14.999          $13.387          $11.075
  Accumulation Unit Value at end of
   period                                    $20.496          $19.437          $16.470          $14.999          $13.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     62               72               75               84               61
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.234          $16.322          $14.886          $13.475               --
  Accumulation Unit Value at end of
   period                                    $20.251          $19.234          $16.322          $14.886               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     86               94              102              101               --
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.157          $11.773          $10.767           $9.739               --
  Accumulation Unit Value at end of
   period                                    $14.070          $12.157          $11.773          $10.767               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --                1                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.057          $11.711          $10.742           $9.737               --
  Accumulation Unit Value at end of
   period                                    $13.912          $12.057          $11.711          $10.742               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1                1                1                1               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.040          $11.701          $10.738           $9.736               --
  Accumulation Unit Value at end of
   period                                    $13.886          $12.040          $11.701          $10.738               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9                8                7               --

76

-------------------------------------------------------------------------------

                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.990          $11.671          $10.726           $9.735               --
  Accumulation Unit Value at end of
   period                                    $13.808          $11.990          $11.671          $10.726               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               18               17               12               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.941          $11.640          $10.714           $9.734               --
  Accumulation Unit Value at end of
   period                                    $13.731          $11.941          $11.640          $10.714               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.892          $11.609          $10.702           $9.732               --
  Accumulation Unit Value at end of
   period                                    $13.654          $11.892          $11.609          $10.702               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               11               11                7               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.920          $14.816          $14.461          $12.513          $10.824
  Accumulation Unit Value at end of
   period                                    $16.264          $16.920          $14.816          $14.461          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              191              201              203               52
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.735          $14.698          $14.388          $12.488          $10.821
  Accumulation Unit Value at end of
   period                                    $16.038          $16.735          $14.698          $14.388          $12.488
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               85               90               96               27
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.704          $14.678          $14.376          $12.484          $10.821
  Accumulation Unit Value at end of
   period                                    $16.000          $16.704          $14.678          $14.376          $12.484
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    586              676              700              662              392
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.613          $14.620          $14.340          $12.745               --
  Accumulation Unit Value at end of
   period                                    $15.889          $16.613          $14.620          $14.340               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    757              814              820              737               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.522          $14.561          $14.305          $12.459          $10.818
  Accumulation Unit Value at end of
   period                                    $15.778          $16.522          $14.561          $14.305          $12.459
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    200              221              238              226              153
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.447          $14.517          $14.283          $12.729               --
  Accumulation Unit Value at end of
   period                                    $15.683          $16.447          $14.517          $14.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    194              224              257              219               --
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.029           $5.738           $5.405           $5.291           $4.661
  Accumulation Unit Value at end of
   period                                     $6.673           $6.029           $5.738           $5.405           $5.291
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               17               17               20                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.936           $5.667           $5.354           $5.257           $4.639
  Accumulation Unit Value at end of
   period                                     $6.550           $5.936           $5.667           $5.354           $5.257
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.919           $5.653           $5.343           $5.249           $4.633
  Accumulation Unit Value at end of
   period                                     $6.528           $5.919           $5.653           $5.343           $5.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     38               46               46               48               38
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.884           $5.628           $5.328           $5.284               --
  Accumulation Unit Value at end of
   period                                     $6.480           $5.884           $5.628           $5.328               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               32               30               27               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.845           $5.599           $5.308           $5.231           $4.625
  Accumulation Unit Value at end of
   period                                     $6.427           $5.845           $5.599           $5.308           $5.231
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                9               30               31               29

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.819           $5.582           $5.300           $5.271               --
  Accumulation Unit Value at end of
   period                                     $6.389           $5.819           $5.582           $5.300               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                6                5                7               --
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.387          $10.237          $10.072           $9.803               --
  Accumulation Unit Value at end of
   period                                    $10.939          $10.387          $10.237          $10.072               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               15               15                7               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.302          $10.183          $10.049           $9.800               --
  Accumulation Unit Value at end of
   period                                    $10.817          $10.302          $10.183          $10.049               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8               11                8               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.288          $10.174          $10.045           $9.800               --
  Accumulation Unit Value at end of
   period                                    $10.797          $10.288          $10.174          $10.045               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               50               16                3               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.147          $10.034           $9.799               --
  Accumulation Unit Value at end of
   period                                    $10.736          $10.245          $10.147          $10.034               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    327              253              187              102               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.203          $10.121          $10.023           $9.797               --
  Accumulation Unit Value at end of
   period                                    $10.676          $10.203          $10.121          $10.023               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                7               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.161          $10.094          $10.011           $9.796               --
  Accumulation Unit Value at end of
   period                                    $10.616          $10.161          $10.094          $10.011               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               51               51               51               --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.971          $14.870          $13.771          $12.262          $10.647
  Accumulation Unit Value at end of
   period                                    $17.123          $16.971          $14.870          $13.771          $12.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    120              133              138              135               61
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.710          $14.685          $13.641          $12.182          $10.596
  Accumulation Unit Value at end of
   period                                    $16.809          $16.710          $14.685          $13.641          $12.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     71               79               85               84               25
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.661          $14.649          $13.614          $12.164          $10.584
  Accumulation Unit Value at end of
   period                                    $16.751          $16.661          $14.649          $13.614          $12.164
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    497              569              616              620              488
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.563          $14.585          $13.575          $12.296               --
  Accumulation Unit Value at end of
   period                                    $16.628          $16.563          $14.585          $13.575               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    594              620              600              566               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.454          $14.510          $13.526          $12.122          $10.565
  Accumulation Unit Value at end of
   period                                    $16.494          $16.454          $14.510          $13.526          $12.122
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143              154              157              163              105
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.380          $14.467          $13.505          $12.267               --
  Accumulation Unit Value at end of
   period                                    $16.395          $16.380          $14.467          $13.505               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    124              142              165              146               --

78

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
                                                                        AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004             2003
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.305          $13.174          $12.436          $11.835          $10.563
  Accumulation Unit Value at end of
   period                                    $15.273          $13.305          $13.174          $12.436          $11.835
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     22               23               22               23                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.159          $13.068          $12.374          $11.811          $10.560
  Accumulation Unit Value at end of
   period                                    $15.060          $13.159          $13.068          $12.374          $11.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      4                4                3                3                2
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.135          $13.051          $12.364          $11.807          $10.560
  Accumulation Unit Value at end of
   period                                    $15.025          $13.135          $13.051          $12.364          $11.807
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               31               50               62               36
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.063          $12.999          $12.333          $11.934               --
  Accumulation Unit Value at end of
   period                                    $14.920          $13.063          $12.999          $12.333               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               43               45               45               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.991          $12.947          $12.302          $11.783          $10.557
  Accumulation Unit Value at end of
   period                                    $14.816          $12.991          $12.947          $12.302          $11.783
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                8                9               12                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.933          $12.908          $12.283          $11.919               --
  Accumulation Unit Value at end of
   period                                    $14.728          $12.933          $12.908          $12.283               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9               10               25               28               --


SERIES III:


                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning       $11.212           $9.451           $8.410           $7.804
   of period
  Accumulation Unit Value at end of          $12.685          $11.212           $9.451           $8.410
   period
  Number of Accumulation Units                 1,133            1,204            1,207            1,138
   outstanding at end of period (in
   thousands)
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning       $11.080           $9.358           $8.344           $7.746
   of period
  Accumulation Unit Value at end of          $12.511          $11.080           $9.358           $8.344
   period
  Number of Accumulation Units                   307              320              288              264
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning       $15.489          $13.096          $11.688          $10.852
   of period
  Accumulation Unit Value at end of          $17.472          $15.489          $13.096          $11.688
   period
  Number of Accumulation Units                   139              136               75               45
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning       $10.901           $9.235           $8.259           $7.670
   of period
  Accumulation Unit Value at end of          $12.272          $10.901           $9.235           $8.259
   period
  Number of Accumulation Units                   805              638              464              231
   outstanding at end of period (in
   thousands)
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning       $10.901           $9.235           $8.259           $7.670
   of period
  Accumulation Unit Value at end of          $12.272          $10.901           $9.235           $8.259
   period
  Number of Accumulation Units                   805              638              464              231
   outstanding at end of period (in
   thousands)
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning       $11.745           $9.980           $8.952           $8.318
   of period
  Accumulation Unit Value at end of          $13.183          $11.745           $9.980           $8.952
   period
  Number of Accumulation Units                   612              599              489              298
   outstanding at end of period (in
   thousands)

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
                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.348          $12.559          $10.170           $9.135
  Accumulation Unit Value at end of
   period                                    $18.359          $15.348          $12.559          $10.170
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    361              436              426              357
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.167          $12.436          $10.091           $9.067
  Accumulation Unit Value at end of
   period                                    $18.107          $15.167          $12.436          $10.091
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              141              144              116
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.715          $17.002          $13.810          $12.410
  Accumulation Unit Value at end of
   period                                    $24.705          $20.715          $17.002          $13.810
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              101               58               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.988           $8.978
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272           $9.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    421              419              334              144
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.988           $8.978
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272           $9.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    421              419              334              144
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.942          $12.325          $10.061           $9.048
  Accumulation Unit Value at end of
   period                                    $17.731          $14.942          $12.325          $10.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    390              412              312              165
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $8.047           $7.438
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210           $8.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,101            5,624            5,903            6,015
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.883           $9.120           $7.984           $7.383
  Accumulation Unit Value at end of
   period                                    $10.916           $9.883           $9.120           $7.984
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,809            2,035            2,116            2,074
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.093          $13.019          $11.408          $10.551
  Accumulation Unit Value at end of
   period                                    $15.551          $14.093          $13.019          $11.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    957            1,013              577              304
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.902           $7.311
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000           $7.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,490            4,935            4,155            1,891
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.902           $7.311
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000           $7.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,490            4,935            4,155            1,891
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.827           $7.245
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888           $7.827
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,762            6,010            5,423            3,226
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $12.038          $11.291
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551          $12.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,902            4,384            4,704            4,919

80

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.076          $12.428          $11.944          $11.206
  Accumulation Unit Value at end of
   period                                    $14.537          $14.076          $12.428          $11.944
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,303            1,458            1,525            1,556
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.665          $12.077          $11.619          $10.903
  Accumulation Unit Value at end of
   period                                    $14.098          $13.665          $12.077          $11.619
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    857              887              491              247
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.822          $11.097
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264          $11.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,688            3,281            2,829            1,485
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.822          $11.097
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264          $11.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,688            3,281            2,829            1,485
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.586          $10.881
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983          $11.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,311            3,558            3,109            1,856
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $8.099           $7.409
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694           $8.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,701            1,782            1,432            1,223
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.228           $9.599           $8.036           $7.353
  Accumulation Unit Value at end of
   period                                    $13.249          $11.228           $9.599           $8.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    591              639              562              422
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.037          $13.724          $11.500          $10.526
  Accumulation Unit Value at end of
   period                                    $18.905          $16.037          $13.724          $11.500
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    580              600              300              110
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.953           $7.282
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472           $7.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,107            2,114            1,482              374
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.953           $7.282
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472           $7.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,107            2,114            1,482              374
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.650           $7.924
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271           $8.650
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,413            2,472            1,856              797
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $7.007           $6.511
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233           $7.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,057            1,137            1,252            1,269
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.654           $7.163           $6.952           $6.462
  Accumulation Unit Value at end of
   period                                     $8.371           $7.654           $7.163           $6.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    202              261              246              235
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.223          $12.387          $12.036          $11.189
  Accumulation Unit Value at end of
   period                                    $14.447          $13.223          $12.387          $12.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    120              121               48               19

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
                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.881           $6.399
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068           $6.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              649              433              216
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.881           $6.399
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068           $6.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              649              433              216
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.873           $6.395
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038           $6.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    896              985              878              616
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.901          $13.547
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931          $13.901
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    846              844              784              766
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.715          $13.794          $13.792          $13.445
  Accumulation Unit Value at end of
   period                                    $15.364          $14.715          $13.794          $13.792
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    195              162              160              144
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.183          $14.247          $14.259          $13.903
  Accumulation Unit Value at end of
   period                                    $15.837          $15.183          $14.247          $14.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    197              173              112               43
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.651          $13.314
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    861              649              546              211
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.651          $13.314
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    861              649              546              211
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.485          $13.158
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406          $13.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,135              967              929              542
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $6.322           $5.819
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332           $6.322
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    281              315              328              354
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.015           $6.270           $6.272           $5.775
  Accumulation Unit Value at end of
   period                                     $7.666           $7.015           $6.270           $6.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              100              111              124
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.285           $8.307           $8.318           $7.660
  Accumulation Unit Value at end of
   period                                    $10.136           $9.285           $8.307           $8.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               13                9                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $6.208           $5.719
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188           $6.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               21               22               16
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $6.208           $5.719
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188           $6.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               21               22               16

82

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $6.199           $5.713
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160           $6.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               59               61               48
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.992           $4.547
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370           $4.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    264              331              375              434
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.640           $5.317           $4.953           $4.513
  Accumulation Unit Value at end of
   period                                     $6.719           $5.640           $5.317           $4.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               90              102              114
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.371           $7.899           $7.366           $6.713
  Accumulation Unit Value at end of
   period                                     $9.962           $8.371           $7.899           $7.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               34               11                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.902           $4.469
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247           $4.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    215               77               73               57
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.902           $4.469
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247           $4.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    215               77               73               57
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.830           $4.406
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154           $4.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              127              104               92
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $6.211           $5.748
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393           $6.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    171              205              213              245
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.695           $6.330           $6.162           $5.705
  Accumulation Unit Value at end of
   period                                     $7.330           $6.695           $6.330           $6.162
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               39               73               67
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.276           $7.833           $7.632           $7.067
  Accumulation Unit Value at end of
   period                                     $9.051           $8.276           $7.833           $7.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               47               13                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $6.099           $5.649
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247           $6.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              118               89               49
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $6.099           $5.649
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247           $6.099
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              118               89               49
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.895           $5.463
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020           $5.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              121              117               88

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.393           $7.767
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873           $8.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    343              383              551              655
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.761           $8.786           $8.328           $7.709
  Accumulation Unit Value at end of
   period                                    $10.585           $9.761           $8.786           $8.328
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     77              115              123              118
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.638           $8.685           $8.240           $7.629
  Accumulation Unit Value at end of
   period                                    $10.442           $9.638           $8.685           $8.240
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143              148               79               23
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $8.243           $7.634
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670           $8.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    332              326              244               38
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $8.243           $7.634
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670           $8.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    332              326              244               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $8.023           $7.434
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414           $8.023
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    350              380              306               97
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.923          $12.278
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089          $12.923
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,234            2,473            2,615            2,750
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.258          $12.961          $12.822          $12.186
  Accumulation Unit Value at end of
   period                                    $14.609          $14.258          $12.961          $12.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    513              604              669              687
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.096          $12.826          $12.701          $12.073
  Accumulation Unit Value at end of
   period                                    $14.428          $14.096          $12.826          $12.701
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    477              504              328              131
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.691          $12.067
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790          $12.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,731            1,608            1,307              567
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.691          $12.067
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790          $12.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,731            1,608            1,307              567
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.838          $11.262
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895          $11.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,769            1,891            1,771              835
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.191          $11.539
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957          $12.191
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              401              415              434

84

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.174          $12.830          $12.096          $11.452
  Accumulation Unit Value at end of
   period                                    $14.437          $14.174          $12.830          $12.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               83               64               67
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.064          $12.743          $12.026          $11.388
  Accumulation Unit Value at end of
   period                                    $14.310          $14.064          $12.743          $12.026
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               32               26                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.972          $11.341
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              170              142               98
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.972          $11.341
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              170              142               98
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.898          $11.276
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545          $11.898
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               68               56               31
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.633           $3.342
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375           $3.633
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    552              651            1,134            1,299
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.580           $4.332           $3.605           $3.317
  Accumulation Unit Value at end of
   period                                     $5.362           $4.580           $4.332           $3.605
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     84              112              124              138
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $4.544           $4.303           $3.584           $3.298
  Accumulation Unit Value at end of
   period                                     $5.315           $4.544           $4.303           $3.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73              164               35               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.568           $3.284
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275           $3.568
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    105               90               64               60
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.568           $3.284
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275           $3.568
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    105               90               64               60
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.546           $3.266
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236           $3.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    145              213              205               87
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.497           $6.855
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745           $7.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    182              199              346              369
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.400           $8.659           $7.439           $6.803
  Accumulation Unit Value at end of
   period                                    $11.335           $9.400           $8.659           $7.439
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               28               28               31
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.327           $8.601           $7.396           $6.765
  Accumulation Unit Value at end of
   period                                    $11.236           $9.327           $8.601           $7.396
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               25               20                8

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
                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $7.363           $6.737
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545           $7.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               59               52               19
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $7.363           $6.737
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545           $7.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               59               52               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $7.317           $6.699
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467           $7.317
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175               98               66               52
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $11.240          $10.598
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661          $11.240
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    763              877            1,119            1,327
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.599          $11.547          $11.152          $10.518
  Accumulation Unit Value at end of
   period                                    $12.876          $12.599          $11.547          $11.152
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              223              242              261
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.501          $11.468          $11.087          $10.459
  Accumulation Unit Value at end of
   period                                    $12.763          $12.501          $11.468          $11.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               45               40               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $11.038          $10.416
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    257              216              197              158
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $11.038          $10.416
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    257              216              197              158
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.970          $10.357
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290          $10.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142              147              133              106
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $13.520          $12.374
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327          $13.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              798              866              835
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.087          $14.187          $13.415          $12.282
  Accumulation Unit Value at end of
   period                                    $16.011          $16.087          $14.187          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              167              158              135
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.962          $14.090          $13.337          $12.212
  Accumulation Unit Value at end of
   period                                    $15.871          $15.962          $14.090          $13.337
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    248              248              138               64
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $13.277          $12.162
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999          $13.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    790              807              699              214
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $13.277          $12.162
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999          $13.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    790              807              699              214

86

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $13.196          $12.093
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872          $13.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    890              999              882              360
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.167          $11.034
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290          $11.167
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    353              358              434              488
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.615          $11.179          $11.080          $10.952
  Accumulation Unit Value at end of
   period                                    $11.835          $11.615          $11.179          $11.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               99              104              117
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.525          $11.103          $11.016          $10.890
  Accumulation Unit Value at end of
   period                                    $11.731          $11.525          $11.103          $11.016
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               55               30               22
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.967          $10.845
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032          $10.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    211              195              169              129
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.967          $10.845
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032          $10.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    211              195              169              129
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.899          $10.784
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931          $10.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              133              129               67
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $6.387           $5.922
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182           $6.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,115            1,330            1,637            1,959
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.000           $7.112           $6.337           $5.877
  Accumulation Unit Value at end of
   period                                     $8.430           $7.000           $7.112           $6.337
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              244              285              326
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.946           $7.064           $6.300           $5.844
  Accumulation Unit Value at end of
   period                                     $8.356           $6.946           $7.064           $6.300
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               45               22               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $6.272           $5.820
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018           $6.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    340              267              270              294
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $6.272           $5.820
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018           $6.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    340              267              270              294
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $6.233           $5.787
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954           $6.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    153              147              170              108

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.446           $7.904
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179           $8.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              167              181              181
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.844           $9.089           $8.380           $7.845
  Accumulation Unit Value at end of
   period                                    $12.383          $10.844           $9.089           $8.380
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               44               47               57
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.760           $9.028           $8.332           $7.801
  Accumulation Unit Value at end of
   period                                    $12.275          $10.760           $9.028           $8.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               11                5                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $8.295           $7.769
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969           $8.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               36               34               27
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $8.295           $7.769
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969           $8.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               36               34               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $8.244           $7.725
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888           $8.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               66               46               22
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $6.282           $5.800
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130           $6.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    324              374              288              240
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.201           $7.060           $6.233           $5.757
  Accumulation Unit Value at end of
   period                                     $8.607           $7.201           $7.060           $6.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               94               96               66
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.145           $7.012           $6.196           $5.724
  Accumulation Unit Value at end of
   period                                     $8.532           $7.145           $7.012           $6.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    306              339              177               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $6.169           $5.701
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967           $6.169
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    590              701              530               98
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $6.169           $5.701
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967           $6.169
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    590              701              530               98
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $6.131           $5.668
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903           $6.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    807              936              729              190
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.155          $10.158
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251          $10.155
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    769              648              642              626

88

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.413          $10.151          $10.075          $10.082
  Accumulation Unit Value at end of
   period                                    $10.715          $10.413          $10.151          $10.075
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    213              214              181              191
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.332          $10.082          $10.017          $10.026
  Accumulation Unit Value at end of
   period                                    $10.621          $10.332          $10.082          $10.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87              101               25                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.972           $9.984
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017           $9.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    923              729              152              106
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.972           $9.984
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017           $9.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    923              729              152              106
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.911           $9.928
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926           $9.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,401            1,307              368              166
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.641           $7.090
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732           $7.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    464              527              587              701
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.215           $8.646           $7.581           $7.037
  Accumulation Unit Value at end of
   period                                    $12.010          $10.215           $8.646           $7.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    108              113              120              143
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.135           $8.587           $7.537           $6.998
  Accumulation Unit Value at end of
   period                                    $11.904          $10.135           $8.587           $7.537
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                5                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.503           $6.969
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532           $7.503
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               43               43               34
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.503           $6.969
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532           $7.503
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               43               43               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.457           $6.929
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454           $7.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32               34               37
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.607          $12.690
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819          $13.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,265            1,389            1,440            1,487
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.079          $14.674          $13.501          $12.595
  Accumulation Unit Value at end of
   period                                    $17.375          $17.079          $14.674          $13.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              499              503              503
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.085          $14.694          $13.533          $12.627
  Accumulation Unit Value at end of
   period                                    $17.364          $17.085          $14.694          $13.533
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    231              247              157               66

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.363          $12.472
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481          $13.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,227            1,066              917              455
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.363          $12.472
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481          $13.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,227            1,066              917              455
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.783          $11.937
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811          $12.783
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,219            1,252            1,136              702
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.651          $12.195
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181          $13.651
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    112              154              165              135
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.481          $17.012          $13.544          $12.104
  Accumulation Unit Value at end of
   period                                    $27.262          $21.481          $17.012          $13.544
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               31               23               11
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.078          $15.917          $12.685          $11.338
  Accumulation Unit Value at end of
   period                                    $25.456          $20.078          $15.917          $12.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               65               28               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.406          $11.986
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    208              140              108               27
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.406          $11.986
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    208              140              108               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $15.036          $13.450
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773          $15.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    226              215              182               98
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.859          $10.915
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718          $11.859
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    429              483              541              507
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.081          $12.593          $11.766          $10.833
  Accumulation Unit Value at end of
   period                                    $15.175          $15.081          $12.593          $11.766
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     86               93               85               75
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.583          $13.026          $12.182          $11.218
  Accumulation Unit Value at end of
   period                                    $15.665          $15.583          $13.026          $12.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    161              169               91               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.646          $10.728
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427          $11.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    656              620              501              183
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.646          $10.728
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427          $11.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    656              620              501              183

90

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.845          $10.916
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601          $11.845
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    467              523              429              223
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.795          $12.749
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136          $12.795
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,542            1,671            1,746            1,841
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.265          $13.007          $12.695          $12.654
  Accumulation Unit Value at end of
   period                                    $13.753          $13.265          $13.007          $12.695
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    268              292              274              226
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.641          $13.389          $13.081          $13.040
  Accumulation Unit Value at end of
   period                                    $14.128          $13.641          $13.389          $13.081
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    250              254              207              125
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.480          $13.258          $12.979          $12.943
  Accumulation Unit Value at end of
   period                                    $13.934          $13.480          $13.258          $12.979
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    937              892              782              551
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.480          $13.258          $12.979          $12.943
  Accumulation Unit Value at end of
   period                                    $13.934          $13.480          $13.258          $12.979
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    937              892              782              551
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $12.951          $12.922
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190          $12.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,038            1,046              960              576
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.078          $15.483
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779          $16.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               62               57               62
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.179          $17.605          $15.952          $15.367
  Accumulation Unit Value at end of
   period                                    $20.087          $19.179          $17.605          $15.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               27               24               23
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.068          $20.277          $18.392          $17.720
  Accumulation Unit Value at end of
   period                                    $23.090          $22.068          $20.277          $18.392
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                9               11                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.808          $20.078          $18.248          $17.587
  Accumulation Unit Value at end of
   period                                    $22.773          $21.808          $20.078          $18.248
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               38               28               15
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.808          $20.078          $18.248          $17.587
  Accumulation Unit Value at end of
   period                                    $22.773          $21.808          $20.078          $18.248
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               38               28               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.213          $17.562
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980          $18.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     75               80               63               29

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.834           $8.672
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968           $9.834
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              164              100               92
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.314          $12.841           $9.757           $8.607
  Accumulation Unit Value at end of
   period                                    $23.908          $17.314          $12.841           $9.757
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               33               33               25
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.258          $16.524          $12.569          $11.089
  Accumulation Unit Value at end of
   period                                    $30.705          $22.258          $16.524          $12.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               45               30               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.996          $16.362          $12.471          $11.006
  Accumulation Unit Value at end of
   period                                    $30.283          $21.996          $16.362          $12.471
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               60               42               14
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.996          $16.362          $12.471          $11.006
  Accumulation Unit Value at end of
   period                                    $30.283          $21.996          $16.362          $12.471
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               60               42               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.445          $10.988
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279          $12.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              125               94               32
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.750          $11.974
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    263              279              274              244
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.848          $13.416          $12.708          $11.938
  Accumulation Unit Value at end of
   period                                    $15.089          $14.848          $13.416          $12.708
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               15               13                8
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.794          $13.380          $12.687          $11.920
  Accumulation Unit Value at end of
   period                                    $15.019          $14.794          $13.380          $12.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               26               16                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.644          $11.884
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309          $12.644
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              173              126               34
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.644          $11.884
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309          $12.644
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              173              126               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.585          $11.834
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207          $12.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    167              180              174               89
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $13.591          $12.542
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992          $13.591
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    110              110               78               38

92

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.814          $14.912          $13.546          $12.504
  Accumulation Unit Value at end of
   period                                    $19.227          $17.814          $14.912          $13.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               57               42               18
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.749          $14.873          $13.523          $12.485
  Accumulation Unit Value at end of
   period                                    $19.138          $17.749          $14.873          $13.523
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    154              136               53                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.478          $12.448
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793          $13.478
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              312              254               16
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.478          $12.448
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793          $13.478
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              312              254               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.415          $12.396
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    458              473              442              167
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284          $10.331          $10.171
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284          $10.331
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              243              265              340
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.875          $10.184          $10.250          $10.095
  Accumulation Unit Value at end of
   period                                    $11.121          $10.875          $10.184          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37               46               90
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.106          $10.410          $10.488          $10.332
  Accumulation Unit Value at end of
   period                                    $11.346          $11.106          $10.410          $10.488
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               33               22               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.975          $10.308          $10.407          $10.254
  Accumulation Unit Value at end of
   period                                    $11.190          $10.975          $10.308          $10.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    192              138              143               89
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.975          $10.308          $10.407          $10.254
  Accumulation Unit Value at end of
   period                                    $11.190          $10.975          $10.308          $10.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    192              138              143               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258          $10.386          $10.240
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258          $10.386
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              168              168              108
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $11.241          $10.285
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501          $11.241
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    106              133               62                6
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.697          $12.457          $11.225          $10.273
  Accumulation Unit Value at end of
   period                                    $13.865          $13.697          $12.457          $11.225
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               25               20                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.659          $12.435          $11.216          $10.267
  Accumulation Unit Value at end of
   period                                    $13.813          $13.659          $12.435          $11.216
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    132              139               62               18

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $11.199          $10.255
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392          $11.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    297              334              231               27
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $11.199          $10.255
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392          $11.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    297              334              231               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $11.174          $10.237
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327          $11.174
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              418              303               79
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.940           $9.960
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104          $10.940
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    465              535              544              565
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.222          $11.985          $10.855           $9.885
  Accumulation Unit Value at end of
   period                                    $15.079          $14.222          $11.985          $10.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142              170              189              200
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $19.796          $16.699          $15.139          $13.789
  Accumulation Unit Value at end of
   period                                    $20.968          $19.796          $16.699          $15.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               86               56               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.563          $16.535          $15.021          $13.686
  Accumulation Unit Value at end of
   period                                    $20.680          $19.563          $16.535          $15.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              295              238               89
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.563          $16.535          $15.021          $13.686
  Accumulation Unit Value at end of
   period                                    $20.680          $19.563          $16.535          $15.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              295              238               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.991          $13.666
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454          $14.991
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    460              490              433              311
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.775           $9.912
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               20                8                1
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.123          $11.753          $10.759           $9.901
  Accumulation Unit Value at end of
   period                                    $14.017          $12.123          $11.753          $10.759
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                2               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.090          $11.732          $10.751           $9.895
  Accumulation Unit Value at end of
   period                                    $13.964          $12.090          $11.732          $10.751
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.734           $9.883
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691          $10.734
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               12                6                1
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.734           $9.883
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691          $10.734
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               12                6                1

94

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630          $10.710           $9.866
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               21               18
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.485          $13.428
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856          $14.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    385              432              292              151
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.858          $14.776          $14.436          $13.388
  Accumulation Unit Value at end of
   period                                    $16.188          $16.858          $14.776          $14.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89              106              106               66
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.797          $14.737          $14.412          $13.367
  Accumulation Unit Value at end of
   period                                    $16.113          $16.797          $14.737          $14.412
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    379              391              210               84
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $14.364          $13.327
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659          $14.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    761              789              621              128
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $14.364          $13.327
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659          $14.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    761              789              621              128
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $14.297          $13.272
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547          $14.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,523            1,639            1,476              879
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.436           $5.057
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777           $5.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    206              226              232              252
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.005           $5.721           $5.394           $5.019
  Accumulation Unit Value at end of
   period                                     $6.639           $6.005           $5.721           $5.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               49               57               57
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.958           $5.682           $5.362           $4.991
  Accumulation Unit Value at end of
   period                                     $6.581           $5.958           $5.682           $5.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               23                5                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.339           $4.970
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645           $5.339
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               31               39               19
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.339           $4.970
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645           $5.339
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               31               39               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.306           $4.942
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594           $5.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               90               61               18

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.074          $10.067
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249          $10.074
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    180              169               76                5
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.364          $10.224          $10.069          $10.065
  Accumulation Unit Value at end of
   period                                    $10.904          $10.364          $10.224          $10.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     65               59               45                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.330          $10.201          $10.057          $10.054
  Accumulation Unit Value at end of
   period                                    $10.858          $10.330          $10.201          $10.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    392              373              140               36
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.044          $10.045
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168          $10.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    743              655              443               51
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.044          $10.045
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168          $10.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    743              655              443               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.019          $10.025
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112          $10.019
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,089              896              650              169
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.852          $12.813
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971          $13.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    523              570              526              421
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.903          $14.825          $13.743          $12.717
  Accumulation Unit Value at end of
   period                                    $17.038          $16.903          $14.825          $13.743
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              145              133              105
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.772          $14.724          $13.664          $12.645
  Accumulation Unit Value at end of
   period                                    $16.888          $16.772          $14.724          $13.664
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    251              256              154               76
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.603          $12.593
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629          $13.603
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    987              920              838              385
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.603          $12.593
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629          $13.603
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    987              920              838              385
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.519          $12.522
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496          $13.519
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,054            1,192            1,131              721
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $12.457          $11.579
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209          $12.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               21               23               20

96

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005             2004
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.256          $13.138          $12.415          $11.544
  Accumulation Unit Value at end of
   period                                    $15.202          $13.256          $13.138          $12.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.207          $13.103          $12.395          $11.527
  Accumulation Unit Value at end of
   period                                    $15.131          $13.207          $13.103          $12.395
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               25               15               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $12.353          $11.492
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034          $12.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               21                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $12.353          $11.492
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034          $12.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               21                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $12.296          $11.444
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934          $12.296
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               42               28               24


SERIES IV:


                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.212           $9.451           $8.072
  Accumulation Unit Value at end of
   period                                    $12.685          $11.212           $9.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,133            1,204            1,207
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.080           $9.358           $8.003
  Accumulation Unit Value at end of
   period                                    $12.511          $11.080           $9.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    307              320              288
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.489          $13.096          $11.207
  Accumulation Unit Value at end of
   period                                    $17.472          $15.489          $13.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              136               75
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.901           $9.235           $7.913
  Accumulation Unit Value at end of
   period                                    $12.272          $10.901           $9.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    805              638              464
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.901           $9.235           $7.913
  Accumulation Unit Value at end of
   period                                    $12.272          $10.901           $9.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    805              638              464
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.745           $9.980           $8.569
  Accumulation Unit Value at end of
   period                                    $13.183          $11.745           $9.980
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    612              599              489
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.348          $12.559          $10.155
  Accumulation Unit Value at end of
   period                                    $18.359          $15.348          $12.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    361              436              426

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.167          $12.436          $10.069
  Accumulation Unit Value at end of
   period                                    $18.107          $15.167          $12.436
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              141              144
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.715          $17.002          $13.775
  Accumulation Unit Value at end of
   period                                    $24.705          $20.715          $17.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    101              101               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.956
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    421              419              334
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.922          $12.272           $9.956
  Accumulation Unit Value at end of
   period                                    $17.761          $14.922          $12.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    421              419              334
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.942          $12.325          $10.019
  Accumulation Unit Value at end of
   period                                    $17.731          $14.942          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    390              412              312
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.210           $7.754
  Accumulation Unit Value at end of
   period                                    $11.068          $10.000           $9.210
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,101            5,624            5,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.883           $9.120           $7.688
  Accumulation Unit Value at end of
   period                                    $10.916           $9.883           $9.120
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,809            2,035            2,116
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.093          $13.019          $10.983
  Accumulation Unit Value at end of
   period                                    $15.551          $14.093          $13.019
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    957            1,013              577
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.602
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,490            4,935            4,155
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.723           $9.000           $7.602
  Accumulation Unit Value at end of
   period                                    $10.707           $9.723           $9.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,490            4,935            4,155
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.574           $8.888           $7.523
  Accumulation Unit Value at end of
   period                                    $10.511           $9.574           $8.888
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,762            6,010            5,423
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.244          $12.551          $11.511
  Accumulation Unit Value at end of
   period                                    $14.739          $14.244          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,902            4,384            4,704
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.076          $12.428          $11.413
  Accumulation Unit Value at end of
   period                                    $14.537          $14.076          $12.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,303            1,458            1,525
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.665          $12.077          $11.098
  Accumulation Unit Value at end of
   period                                    $14.098          $13.665          $12.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    857              887              491

98

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.285
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,688            3,281            2,829
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.849          $12.264          $11.285
  Accumulation Unit Value at end of
   period                                    $14.259          $13.849          $12.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,688            3,281            2,829
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.491          $11.983          $11.049
  Accumulation Unit Value at end of
   period                                    $13.849          $13.491          $11.983
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,311            3,558            3,109
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.362           $9.694           $7.869
  Accumulation Unit Value at end of
   period                                    $13.434          $11.362           $9.694
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,701            1,782            1,432
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.228           $9.599           $7.803
  Accumulation Unit Value at end of
   period                                    $13.249          $11.228           $9.599
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    591              639              562
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.037          $13.724          $11.163
  Accumulation Unit Value at end of
   period                                    $18.905          $16.037          $13.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    580              600              300
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.715
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,107            2,114            1,482
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.047           $9.472           $7.715
  Accumulation Unit Value at end of
   period                                    $12.996          $11.047           $9.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,107            2,114            1,482
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.943          $10.271           $8.383
  Accumulation Unit Value at end of
   period                                    $14.008          $11.943          $10.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,413            2,472            1,856
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.745           $7.233           $6.301
  Accumulation Unit Value at end of
   period                                     $8.488           $7.745           $7.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,057            1,137            1,252
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.654           $7.163           $6.248
  Accumulation Unit Value at end of
   period                                     $8.371           $7.654           $7.163
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    202              261              246
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.223          $12.387          $10.812
  Accumulation Unit Value at end of
   period                                    $14.447          $13.223          $12.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    120              121               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.178
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              649              433
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.530           $7.068           $6.178
  Accumulation Unit Value at end of
   period                                     $8.211           $7.530           $7.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              649              433

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
                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.476           $7.038           $6.164
  Accumulation Unit Value at end of
   period                                     $8.127           $7.476           $7.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    896              985              878
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.890          $13.931          $13.638
  Accumulation Unit Value at end of
   period                                    $15.579          $14.890          $13.931
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    846              844              784
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.715          $13.794          $13.523
  Accumulation Unit Value at end of
   period                                    $15.364          $14.715          $13.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    195              162              160
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.183          $14.247          $13.976
  Accumulation Unit Value at end of
   period                                    $15.837          $15.183          $14.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    197              173              112
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.371
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    861              649              546
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.478          $13.612          $13.371
  Accumulation Unit Value at end of
   period                                    $15.071          $14.478          $13.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    861              649              546
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.216          $13.406          $13.195
  Accumulation Unit Value at end of
   period                                    $14.754          $14.216          $13.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,135              967              929
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.099           $6.332           $5.915
  Accumulation Unit Value at end of
   period                                     $7.773           $7.099           $6.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    281              315              328
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.015           $6.270           $5.865
  Accumulation Unit Value at end of
   period                                     $7.666           $7.015           $6.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              100              111
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.285           $8.307           $7.774
  Accumulation Unit Value at end of
   period                                    $10.136           $9.285           $8.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               13                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $5.799
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               21               22
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.902           $6.188           $5.799
  Accumulation Unit Value at end of
   period                                     $7.520           $6.902           $6.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               21               22
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.851           $6.160           $5.784
  Accumulation Unit Value at end of
   period                                     $7.441           $6.851           $6.160
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               59               61

100

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $5.707           $5.370           $4.545
  Accumulation Unit Value at end of
   period                                     $6.813           $5.707           $5.370
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    264              331              375
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.640           $5.317           $4.506
  Accumulation Unit Value at end of
   period                                     $6.719           $5.640           $5.317
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               90              102
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.371           $7.899           $6.699
  Accumulation Unit Value at end of
   period                                     $9.962           $8.371           $7.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               34               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.455
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    215               77               73
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.549           $5.247           $4.455
  Accumulation Unit Value at end of
   period                                     $6.591           $5.549           $5.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    215               77               73
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.435           $5.154           $4.386
  Accumulation Unit Value at end of
   period                                     $6.436           $5.435           $5.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              127              104
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.775           $6.393           $5.811
  Accumulation Unit Value at end of
   period                                     $7.432           $6.775           $6.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    171              205              213
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.695           $6.330           $5.762
  Accumulation Unit Value at end of
   period                                     $7.330           $6.695           $6.330
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               39               73
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.276           $7.833           $7.134
  Accumulation Unit Value at end of
   period                                     $9.051           $8.276           $7.833
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               47               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $5.697
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              118               89
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.587           $6.247           $5.697
  Accumulation Unit Value at end of
   period                                     $7.190           $6.587           $6.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              118               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.328           $6.020           $5.501
  Accumulation Unit Value at end of
   period                                     $6.887           $6.328           $6.020
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102              121              117
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.877           $8.873           $8.056
  Accumulation Unit Value at end of
   period                                    $10.733           $9.877           $8.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    343              383              551

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
                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.761           $8.786           $7.988
  Accumulation Unit Value at end of
   period                                    $10.585           $9.761           $8.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     77              115              123
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.638           $8.685           $7.901
  Accumulation Unit Value at end of
   period                                    $10.442           $9.638           $8.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143              148               79
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $7.898
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    332              326              244
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.603           $8.670           $7.898
  Accumulation Unit Value at end of
   period                                    $10.383           $9.603           $8.670
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    332              326              244
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.291           $8.414           $7.680
  Accumulation Unit Value at end of
   period                                    $10.015           $9.291           $8.414
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    350              380              306
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.428          $13.089          $12.671
  Accumulation Unit Value at end of
   period                                    $14.813          $14.428          $13.089
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,234            2,473            2,615
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.258          $12.961          $12.564
  Accumulation Unit Value at end of
   period                                    $14.609          $14.258          $12.961
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    513              604              669
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.096          $12.826          $12.441
  Accumulation Unit Value at end of
   period                                    $14.428          $14.096          $12.826
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    477              504              328
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.423
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,731            1,608            1,307
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.028          $12.790          $12.423
  Accumulation Unit Value at end of
   period                                    $14.330          $14.028          $12.790
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,731            1,608            1,307
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.007          $11.895          $11.576
  Accumulation Unit Value at end of
   period                                    $13.247          $13.007          $11.895
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,769            1,891            1,771
MORGAN STANLEY -- BALANCED PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.343          $12.957          $12.120
  Accumulation Unit Value at end of
   period                                    $14.638          $14.343          $12.957
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              401              415
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.174          $12.830          $12.017
  Accumulation Unit Value at end of
   period                                    $14.437          $14.174          $12.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               83               64
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.064          $12.743          $11.943
  Accumulation Unit Value at end of
   period                                    $14.310          $14.064          $12.743
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     27               32               26

102

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
                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.882
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              170              142
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.945          $12.661          $11.882
  Accumulation Unit Value at end of
   period                                    $14.161          $13.945          $12.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              170              142
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.776          $12.545          $11.797
  Accumulation Unit Value at end of
   period                                    $13.948          $13.776          $12.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               68               56
MORGAN STANLEY -- CAPITAL OPPORTUNITIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $4.634           $4.375           $3.351
  Accumulation Unit Value at end of
   period                                     $5.436           $4.634           $4.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    552              651            1,134
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.580           $4.332           $3.323
  Accumulation Unit Value at end of
   period                                     $5.362           $4.580           $4.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     84              112              124
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $4.544           $4.303           $3.302
  Accumulation Unit Value at end of
   period                                     $5.315           $4.544           $4.303
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73              164               35
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.286
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    105               90               64
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.506           $4.275           $3.286
  Accumulation Unit Value at end of
   period                                     $5.259           $4.506           $4.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    105               90               64
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $4.451           $4.236           $3.262
  Accumulation Unit Value at end of
   period                                     $5.180           $4.451           $4.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    145              213              205
MORGAN STANLEY -- DEVELOPING GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.512           $8.745           $7.022
  Accumulation Unit Value at end of
   period                                    $11.493           $9.512           $8.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    182              199              346
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.400           $8.659           $6.963
  Accumulation Unit Value at end of
   period                                    $11.335           $9.400           $8.659
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               28               28
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.327           $8.601           $6.920
  Accumulation Unit Value at end of
   period                                    $11.236           $9.327           $8.601
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               25               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $6.885
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               59               52
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.249           $8.545           $6.885
  Accumulation Unit Value at end of
   period                                    $11.119           $9.249           $8.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89               59               52

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
                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.137           $8.467           $6.835
  Accumulation Unit Value at end of
   period                                    $10.951           $9.137           $8.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175               98               66
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.749          $11.661          $10.858
  Accumulation Unit Value at end of
   period                                    $13.056          $12.749          $11.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    763              877            1,119
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.599          $11.547          $10.766
  Accumulation Unit Value at end of
   period                                    $12.876          $12.599          $11.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              223              242
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.501          $11.468          $10.700
  Accumulation Unit Value at end of
   period                                    $12.763          $12.501          $11.468
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               45               40
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $10.645
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    257              216              197
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.395          $11.394          $10.645
  Accumulation Unit Value at end of
   period                                    $12.630          $12.395          $11.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    257              216              197
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.245          $11.290          $10.569
  Accumulation Unit Value at end of
   period                                    $12.440          $12.245          $11.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142              147              133
MORGAN STANLEY -- EQUALLY-WEIGHTED S&P
 500 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.279          $14.327          $12.792
  Accumulation Unit Value at end of
   period                                    $16.234          $16.279          $14.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    728              798              866
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.087          $14.187          $12.684
  Accumulation Unit Value at end of
   period                                    $16.011          $16.087          $14.187
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              167              158
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.962          $14.090          $12.606
  Accumulation Unit Value at end of
   period                                    $15.871          $15.962          $14.090
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    248              248              138
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $12.542
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    790              807              699
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.827          $13.999          $12.542
  Accumulation Unit Value at end of
   period                                    $15.705          $15.827          $13.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    790              807              699
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.636          $13.872          $12.452
  Accumulation Unit Value at end of
   period                                    $15.469          $15.636          $13.872
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    890              999              882

104

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.754          $11.290          $11.048
  Accumulation Unit Value at end of
   period                                    $12.000          $11.754          $11.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    353              358              434
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.615          $11.179          $10.954
  Accumulation Unit Value at end of
   period                                    $11.835          $11.615          $11.179
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               99              104
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.525          $11.103          $10.887
  Accumulation Unit Value at end of
   period                                    $11.731          $11.525          $11.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               55               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.832
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    211              195              169
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.428          $11.032          $10.832
  Accumulation Unit Value at end of
   period                                    $11.609          $11.428          $11.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    211              195              169
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.289          $10.931          $10.754
  Accumulation Unit Value at end of
   period                                    $11.434          $11.289          $10.931
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              133              129
MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.084           $7.182           $5.895
  Accumulation Unit Value at end of
   period                                     $8.548           $7.084           $7.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,115            1,330            1,637
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.000           $7.112           $5.845
  Accumulation Unit Value at end of
   period                                     $8.430           $7.000           $7.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    204              244              285
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.946           $7.064           $5.809
  Accumulation Unit Value at end of
   period                                     $8.356           $6.946           $7.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     47               45               22
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $5.779
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    340              267              270
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.887           $7.018           $5.779
  Accumulation Unit Value at end of
   period                                     $8.269           $6.887           $7.018
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    340              267              270
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.804           $6.954           $5.738
  Accumulation Unit Value at end of
   period                                     $8.144           $6.804           $6.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    153              147              170
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.973           $9.179           $8.122
  Accumulation Unit Value at end of
   period                                    $12.556          $10.973           $9.179
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              167              181

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
                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.844           $9.089           $8.053
  Accumulation Unit Value at end of
   period                                    $12.383          $10.844           $9.089
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               44               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.760           $9.028           $8.004
  Accumulation Unit Value at end of
   period                                    $12.275          $10.760           $9.028
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               11                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $7.963
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               36               34
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.669           $8.969           $7.963
  Accumulation Unit Value at end of
   period                                    $12.147          $10.669           $8.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               36               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.540           $8.888           $7.906
  Accumulation Unit Value at end of
   period                                    $11.964          $10.540           $8.888
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               66               46
MORGAN STANLEY -- GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.287           $7.130           $5.765
  Accumulation Unit Value at end of
   period                                     $8.727           $7.287           $7.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    324              374              288
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.201           $7.060           $5.716
  Accumulation Unit Value at end of
   period                                     $8.607           $7.201           $7.060
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               94               96
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.145           $7.012           $5.681
  Accumulation Unit Value at end of
   period                                     $8.532           $7.145           $7.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    306              339              177
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $5.652
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    590              701              530
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.085           $6.967           $5.652
  Accumulation Unit Value at end of
   period                                     $8.443           $7.085           $6.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    590              701              530
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.999           $6.903           $5.612
  Accumulation Unit Value at end of
   period                                     $8.316           $6.999           $6.903
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    807              936              729
MORGAN STANLEY -- MONEY MARKET PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.537          $10.251          $10.164
  Accumulation Unit Value at end of
   period                                    $10.865          $10.537          $10.251
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    769              648              642
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.413          $10.151          $10.078
  Accumulation Unit Value at end of
   period                                    $10.715          $10.413          $10.151
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    213              214              181
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.332          $10.082          $10.017
  Accumulation Unit Value at end of
   period                                    $10.621          $10.332          $10.082
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87              101               25

106

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.965
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    923              729              152
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.245          $10.017           $9.965
  Accumulation Unit Value at end of
   period                                    $10.511          $10.245          $10.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    923              729              152
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.121           $9.926           $9.894
  Accumulation Unit Value at end of
   period                                    $10.352          $10.121           $9.926
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,401            1,307              368
MORGAN STANLEY -- UTILITIES PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.336           $8.732           $7.878
  Accumulation Unit Value at end of
   period                                    $12.177          $10.336           $8.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    464              527              587
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.215           $8.646           $7.811
  Accumulation Unit Value at end of
   period                                    $12.010          $10.215           $8.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    108              113              120
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.135           $8.587           $7.763
  Accumulation Unit Value at end of
   period                                    $11.904          $10.135           $8.587
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.724
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               43               43
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.050           $8.532           $7.724
  Accumulation Unit Value at end of
   period                                    $11.780          $10.050           $8.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     73               43               43
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.928           $8.454           $7.669
  Accumulation Unit Value at end of
   period                                    $11.603           $9.928           $8.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32               34
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.282          $14.819          $13.474
  Accumulation Unit Value at end of
   period                                    $17.617          $17.282          $14.819
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,265            1,389            1,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.079          $14.674          $13.360
  Accumulation Unit Value at end of
   period                                    $17.375          $17.079          $14.674
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              499              503
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.085          $14.694          $13.387
  Accumulation Unit Value at end of
   period                                    $17.364          $17.085          $14.694
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    231              247              157
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.210
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,227            1,066              917
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.803          $14.481          $13.210
  Accumulation Unit Value at end of
   period                                    $17.043          $16.803          $14.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,227            1,066              917

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.978          $13.811          $12.624
  Accumulation Unit Value at end of
   period                                    $16.158          $15.978          $13.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,219            1,252            1,136
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.737          $17.181          $13.520
  Accumulation Unit Value at end of
   period                                    $27.642          $21.737          $17.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    112              154              165
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.481          $17.012          $13.406
  Accumulation Unit Value at end of
   period                                    $27.262          $21.481          $17.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               31               23
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $20.078          $15.917          $12.551
  Accumulation Unit Value at end of
   period                                    $25.456          $20.078          $15.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               65               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.255
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    208              140              108
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.135          $16.788          $13.255
  Accumulation Unit Value at end of
   period                                    $26.742          $21.135          $16.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    208              140              108
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.563          $18.773          $14.852
  Accumulation Unit Value at end of
   period                                    $29.725          $23.563          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    226              215              182
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.261          $12.718          $11.634
  Accumulation Unit Value at end of
   period                                    $15.386          $15.261          $12.718
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    429              483              541
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.081          $12.593          $11.535
  Accumulation Unit Value at end of
   period                                    $15.175          $15.081          $12.593
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     86               93               85
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.583          $13.026          $11.939
  Accumulation Unit Value at end of
   period                                    $15.665          $15.583          $13.026
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    161              169               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.406
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    656              620              501
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.837          $12.427          $11.406
  Accumulation Unit Value at end of
   period                                    $14.885          $14.837          $12.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    656              620              501
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.000          $12.601          $11.589
  Accumulation Unit Value at end of
   period                                    $15.003          $15.000          $12.601
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    467              523              429

108

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
                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN -- UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.423          $13.136          $12.885
  Accumulation Unit Value at end of
   period                                    $13.944          $13.423          $13.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,542            1,671            1,746
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.265          $13.007          $12.776
  Accumulation Unit Value at end of
   period                                    $13.753          $13.265          $13.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    268              292              274
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.641          $13.389          $13.160
  Accumulation Unit Value at end of
   period                                    $14.128          $13.641          $13.389
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    250              254              207
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.480          $13.258          $13.048
  Accumulation Unit Value at end of
   period                                    $13.934          $13.480          $13.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    937              892              782
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.480          $13.258          $13.048
  Accumulation Unit Value at end of
   period                                    $13.934          $13.480          $13.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    937              892              782
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.371          $13.190          $13.008
  Accumulation Unit Value at end of
   period                                    $13.780          $13.371          $13.190
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,038            1,046              960
VAN KAMPEN -- UIF EMERGING MARKETS DEBT
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $19.407          $17.779          $16.088
  Accumulation Unit Value at end of
   period                                    $20.367          $19.407          $17.779
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     48               62               57
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.179          $17.605          $15.951
  Accumulation Unit Value at end of
   period                                    $20.087          $19.179          $17.605
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               27               24
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.068          $20.277          $18.384
  Accumulation Unit Value at end of
   period                                    $23.090          $22.068          $20.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                9               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.808          $20.078          $18.229
  Accumulation Unit Value at end of
   period                                    $22.773          $21.808          $20.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               38               28
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.808          $20.078          $18.229
  Accumulation Unit Value at end of
   period                                    $22.773          $21.808          $20.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               38               28
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.636          $19.980          $18.175
  Accumulation Unit Value at end of
   period                                    $22.525          $21.636          $19.980
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     75               80               63
VAN KAMPEN -- UIF EMERGING MARKETS
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.520          $12.968           $9.705
  Accumulation Unit Value at end of
   period                                    $24.241          $17.520          $12.968
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    130              164              100

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.314          $12.841           $9.623
  Accumulation Unit Value at end of
   period                                    $23.908          $17.314          $12.841
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               33               33
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $22.258          $16.524          $12.392
  Accumulation Unit Value at end of
   period                                    $30.705          $22.258          $16.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               45               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.996          $16.362          $12.287
  Accumulation Unit Value at end of
   period                                    $30.283          $21.996          $16.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               60               42
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.996          $16.362          $12.287
  Accumulation Unit Value at end of
   period                                    $30.283          $21.996          $16.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     83               60               42
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.819          $16.279          $12.249
  Accumulation Unit Value at end of
   period                                    $29.949          $21.819          $16.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    123              125               94
VAN KAMPEN -- UIF EQUITY AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.958          $13.487          $12.520
  Accumulation Unit Value at end of
   period                                    $15.230          $14.958          $13.487
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    263              279              274
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.848          $13.416          $12.470
  Accumulation Unit Value at end of
   period                                    $15.089          $14.848          $13.416
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     17               15               13
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.794          $13.380          $12.445
  Accumulation Unit Value at end of
   period                                    $15.019          $14.794          $13.380
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               26               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.396
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              173              126
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.686          $13.309          $12.396
  Accumulation Unit Value at end of
   period                                    $14.879          $14.686          $13.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176              173              126
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.530          $13.207          $12.325
  Accumulation Unit Value at end of
   period                                    $14.677          $14.530          $13.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    167              180              174
VAN KAMPEN -- UIF GLOBAL FRANCHISE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.946          $14.992          $14.130
  Accumulation Unit Value at end of
   period                                    $19.408          $17.946          $14.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    110              110               78
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.814          $14.912          $14.074
  Accumulation Unit Value at end of
   period                                    $19.227          $17.814          $14.912
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               57               42
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.749          $14.873          $14.045
  Accumulation Unit Value at end of
   period                                    $19.138          $17.749          $14.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    154              136               53

110

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.989
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              312              254
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.620          $14.793          $13.989
  Accumulation Unit Value at end of
   period                                    $18.960          $17.620          $14.793
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              312              254
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.433          $14.680          $13.910
  Accumulation Unit Value at end of
   period                                    $18.703          $17.433          $14.680
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    458              473              442
VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.005          $10.284           $9.940
  Accumulation Unit Value at end of
   period                                    $11.276          $11.005          $10.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216              243              265
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.875          $10.184           $9.856
  Accumulation Unit Value at end of
   period                                    $11.121          $10.875          $10.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               37               46
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.106          $10.410          $10.082
  Accumulation Unit Value at end of
   period                                    $11.346          $11.106          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               33               22
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.975          $10.308           $9.996
  Accumulation Unit Value at end of
   period                                    $11.190          $10.975          $10.308
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    192              138              143
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.975          $10.308           $9.996
  Accumulation Unit Value at end of
   period                                    $11.190          $10.975          $10.308
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    192              138              143
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.889          $10.258           $9.967
  Accumulation Unit Value at end of
   period                                    $11.068          $10.889          $10.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    158              168              168
VAN KAMPEN -- UIF SMALL COMPANY GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.772          $12.501          $10.592
  Accumulation Unit Value at end of
   period                                    $13.969          $13.772          $12.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    106              133               62
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.697          $12.457          $10.569
  Accumulation Unit Value at end of
   period                                    $13.865          $13.697          $12.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     26               25               20
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.659          $12.435          $10.558
  Accumulation Unit Value at end of
   period                                    $13.813          $13.659          $12.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    132              139               62
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $10.535
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    297              334              231
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.584          $12.392          $10.535
  Accumulation Unit Value at end of
   period                                    $13.710          $13.584          $12.392
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    297              334              231

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.472          $12.327          $10.501
  Accumulation Unit Value at end of
   period                                    $13.556          $13.472          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    383              418              303
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.391          $12.104          $10.661
  Accumulation Unit Value at end of
   period                                    $15.289          $14.391          $12.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    465              535              544
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.222          $11.985          $10.571
  Accumulation Unit Value at end of
   period                                    $15.079          $14.222          $11.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    142              170              189
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $19.796          $16.699          $14.738
  Accumulation Unit Value at end of
   period                                    $20.968          $19.796          $16.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               86               56
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.563          $16.535          $14.613
  Accumulation Unit Value at end of
   period                                    $20.680          $19.563          $16.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              295              238
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.563          $16.535          $14.613
  Accumulation Unit Value at end of
   period                                    $20.680          $19.563          $16.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    299              295              238
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.408          $16.454          $14.570
  Accumulation Unit Value at end of
   period                                    $20.455          $19.408          $16.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    460              490              433
VAN KAMPEN LIT AGGRESSIVE GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.190          $11.794          $10.059
  Accumulation Unit Value at end of
   period                                    $14.122          $12.190          $11.794
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               20                8
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.123          $11.753          $10.037
  Accumulation Unit Value at end of
   period                                    $14.017          $12.123          $11.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.090          $11.732          $10.026
  Accumulation Unit Value at end of
   period                                    $13.964          $12.090          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      3                3                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.005
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               12                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.024          $11.691          $10.005
  Accumulation Unit Value at end of
   period                                    $13.860          $12.024          $11.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               12                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.925          $11.630           $9.972
  Accumulation Unit Value at end of
   period                                    $13.705          $11.925          $11.630
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               24               21

112

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.982          $14.856          $14.092
  Accumulation Unit Value at end of
   period                                    $16.340          $16.982          $14.856
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    385              432              292
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.858          $14.776          $14.036
  Accumulation Unit Value at end of
   period                                    $16.188          $16.858          $14.776
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     89              106              106
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.797          $14.737          $14.008
  Accumulation Unit Value at end of
   period                                    $16.113          $16.797          $14.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    379              391              210
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $13.952
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    761              789              621
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.674          $14.659          $13.952
  Accumulation Unit Value at end of
   period                                    $15.963          $16.674          $14.659
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    761              789              621
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.547          $13.873
  Accumulation Unit Value at end of
   period                                    $15.746          $16.497          $14.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,523            1,639            1,476
VAN KAMPEN LIT ENTERPRISE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.076           $5.777           $5.196
  Accumulation Unit Value at end of
   period                                     $6.732           $6.076           $5.777
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    206              226              232
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.005           $5.721           $5.152
  Accumulation Unit Value at end of
   period                                     $6.639           $6.005           $5.721
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               49               57
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.958           $5.682           $5.120
  Accumulation Unit Value at end of
   period                                     $6.581           $5.958           $5.682
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               23                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.094
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               31               39
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.908           $5.645           $5.094
  Accumulation Unit Value at end of
   period                                     $6.512           $5.908           $5.645
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               31               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.836           $5.594           $5.057
  Accumulation Unit Value at end of
   period                                     $6.414           $5.836           $5.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               90               61
VAN KAMPEN LIT GOVERNMENT PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.411          $10.249          $10.176
  Accumulation Unit Value at end of
   period                                    $10.975          $10.411          $10.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    180              169               76

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.364          $10.224          $10.164
  Accumulation Unit Value at end of
   period                                    $10.904          $10.364          $10.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     65               59               45
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.330          $10.201          $10.148
  Accumulation Unit Value at end of
   period                                    $10.858          $10.330          $10.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    392              373              140
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.129
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    743              655              443
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.276          $10.168          $10.129
  Accumulation Unit Value at end of
   period                                    $10.779          $10.276          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    743              655              443
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.189          $10.112          $10.093
  Accumulation Unit Value at end of
   period                                    $10.656          $10.189          $10.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,089              896              650
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.104          $14.971          $13.680
  Accumulation Unit Value at end of
   period                                    $17.275          $17.104          $14.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    523              570              526
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.903          $14.825          $13.564
  Accumulation Unit Value at end of
   period                                    $17.038          $16.903          $14.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    138              145              133
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.772          $14.724          $13.481
  Accumulation Unit Value at end of
   period                                    $16.888          $16.772          $14.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    251              256              154
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.412
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    987              920              838
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.630          $14.629          $13.412
  Accumulation Unit Value at end of
   period                                    $16.712          $16.630          $14.629
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    987              920              838
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.429          $14.496          $13.316
  Accumulation Unit Value at end of
   period                                    $16.461          $16.429          $14.496
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,054            1,192            1,131
VAN KAMPEN LIT STRATEGIC GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.354          $13.209          $11.619
  Accumulation Unit Value at end of
   period                                    $15.344          $13.354          $13.209
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               21               23
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.256          $13.138          $11.573
  Accumulation Unit Value at end of
   period                                    $15.202          $13.256          $13.138
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

114

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2007             2006             2005
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.207          $13.103          $11.549
  Accumulation Unit Value at end of
   period                                    $15.131          $13.207          $13.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     25               25               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $11.503
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               21
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.111          $13.034          $11.503
  Accumulation Unit Value at end of
   period                                    $14.990          $13.111          $13.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     23               24               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.972          $12.934          $11.438
  Accumulation Unit Value at end of
   period                                    $14.787          $12.972          $12.934
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     41               42               28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT THREE AND THE BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life and Annuity Insurance Company Separate Account Three (the "Account"), as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2007, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED           ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY         VP GLOBAL RESEARCH
                                       PORTFOLIO             GROWTH PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class 1                                       --                      --
   Class 1                                       --                      --
   Class II                                      --                      --
   Class 2                                       --                      --
   Class X                                       --                      --
   Class Y                                       --                      --
   Other                                  8,564,598                 594,681
                                     ==============            ============
  Cost:
   Class 1                                       --                      --
   Class 1                                       --                      --
   Class II                                      --                      --
   Class 2                                       --                      --
   Class X                                       --                      --
   Class Y                                       --                      --
   Other                               $105,749,023              $7,970,730
                                     ==============            ============
  Market Value:
   Class 1                                       --                      --
   Class 1                                       --                      --
   Class II                                      --                      --
   Class 2                                       --                      --
   Class X                                       --                      --
   Class Y                                       --                      --
   Other                               $111,082,831              $8,759,657
 Due from Hartford Life and
  Annuity Insurance Company                 602,546                  63,662
 Receivable from fund shares
  sold                                           --                      --
 Other assets                                    --                      --
                                     --------------            ------------
 Total Assets                           111,685,377               8,823,319
                                     --------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                      --                      --
 Payable for fund shares
  purchased                                 602,546                  63,662
 Other liabilities                               --                      --
                                     --------------            ------------
 Total Liabilities                          602,546                  63,662
                                     --------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $111,082,831              $8,759,657
                                     ==============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN                                 ALLIANCEBERNSTEIN
                                   VP INTERNATIONAL         VP SMALL/MID CAP         ALLIANCEBERNSTEIN        VPS INTERNATIONAL
                                   VALUE PORTFOLIO           VALUE PORTFOLIO         VP VALUE PORTFOLIO        GROWTH PORTFOLIO
                                     SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class 1                                      --                       --                        --                      --
   Class 1                                      --                       --                        --                      --
   Class II                                     --                       --                        --                      --
   Class 2                                      --                       --                        --                      --
   Class X                                      --                       --                        --                      --
   Class Y                                      --                       --                        --                      --
   Other                                15,016,715                2,301,378                10,344,843                  67,066
                                    ==============            =============            ==============            ============
  Cost:
   Class 1                                      --                       --                        --                      --
   Class 1                                      --                       --                        --                      --
   Class II                                     --                       --                        --                      --
   Class 2                                      --                       --                        --                      --
   Class X                                      --                       --                        --                      --
   Class Y                                      --                       --                        --                      --
   Other                              $328,706,505              $41,377,905              $142,450,055              $1,695,307
                                    ==============            =============            ==============            ============
  Market Value:
   Class 1                                      --                       --                        --                      --
   Class 1                                      --                       --                        --                      --
   Class II                                     --                       --                        --                      --
   Class 2                                      --                       --                        --                      --
   Class X                                      --                       --                        --                      --
   Class Y                                      --                       --                        --                      --
   Other                              $373,615,867              $39,192,458              $142,655,382              $1,658,536
 Due from Hartford Life and
  Annuity Insurance Company                788,353                   44,878                   410,348                 107,510
 Receivable from fund shares
  sold                                          --                       --                        --                      --
 Other assets                                    4                       --                         2                      --
                                    --------------            -------------            --------------            ------------
 Total Assets                          374,404,224               39,237,336               143,065,732               1,766,046
                                    --------------            -------------            --------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     --                       --                        --                      --
 Payable for fund shares
  purchased                                788,353                   44,878                   410,348                 107,510
 Other liabilities                              --                       --                        --                      --
                                    --------------            -------------            --------------            ------------
 Total Liabilities                         788,353                   44,878                   410,348                 107,510
                                    --------------            -------------            --------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $373,615,871              $39,192,458              $142,655,384              $1,658,536
                                    ==============            =============            ==============            ============

                                   AMERICAN FUNDS                                      AMERICAN FUNDS
                                    GLOBAL GROWTH            AMERICAN FUNDS            GROWTH-INCOME
                                        FUND                  GROWTH FUND                   FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class 1                                     --                        --                        --
   Class 1                                     --                        --                        --
   Class II                                    --                        --                        --
   Class 2                              3,466,242                 7,563,609                10,818,115
   Class X                                     --                        --                        --
   Class Y                                     --                        --                        --
   Other                                       --                        --                        --
                                    =============            ==============            ==============
  Cost:
   Class 1                                     --                        --                        --
   Class 1                                     --                        --                        --
   Class II                                    --                        --                        --
   Class 2                            $53,357,525              $345,857,766              $345,734,656
   Class X                                     --                        --                        --
   Class Y                                     --                        --                        --
   Other                                       --                        --                        --
                                    =============            ==============            ==============
  Market Value:
   Class 1                                     --                        --                        --
   Class 1                                     --                        --                        --
   Class II                                    --                        --                        --
   Class 2                            $86,656,044              $504,644,016              $457,173,528
   Class X                                     --                        --                        --
   Class Y                                     --                        --                        --
   Other                                       --                        --                        --
 Due from Hartford Life and
  Annuity Insurance Company                 3,536                        --                        --
 Receivable from fund shares
  sold                                         --                    94,696                   231,239
 Other assets                                  --                         3                         2
                                    -------------            --------------            --------------
 Total Assets                          86,659,580               504,738,715               457,404,769
                                    -------------            --------------            --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    --                    94,696                   231,239
 Payable for fund shares
  purchased                                 3,536                        --                        --
 Other liabilities                              1                        --                        --
                                    -------------            --------------            --------------
 Total Liabilities                          3,537                    94,696                   231,239
                                    -------------            --------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $86,656,043              $504,644,019              $457,173,530
                                    =============            ==============            ==============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              AMERICAN FUNDS
                                                               GLOBAL SMALL
                                     AMERICAN FUNDS           CAPITALIZATION
                                   INTERNATIONAL FUND              FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                       --                       --
   Class 1                                       --                       --
   Class II                                      --                       --
   Class 2                                8,421,253                2,429,859
   Class X                                       --                       --
   Class Y                                       --                       --
   Other                                         --                       --
                                     ==============            =============
  Cost:
   Class I                                       --                       --
   Class 1                                       --                       --
   Class II                                      --                       --
   Class 2                             $127,988,597              $36,739,160
   Class X                                       --                       --
   Class Y                                       --                       --
   Other                                         --                       --
                                     ==============            =============
  Market Value:
   Class I                                       --                       --
   Class 1                                       --                       --
   Class II                                      --                       --
   Class 2                             $208,173,364              $65,484,692
   Class X                                       --                       --
   Class Y                                       --                       --
   Other                                         --                       --
 Due from Hartford Life and
  Annuity Insurance Company                      --                       --
 Receivable from fund shares
  sold                                       16,760                   29,974
 Other assets                                    --                       --
                                     --------------            -------------
 Total Assets                           208,190,124               65,514,666
                                     --------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                  16,760                   29,974
 Payable for fund shares
  purchased                                      --                       --
 Other liabilities                                1                       --
                                     --------------            -------------
 Total Liabilities                           16,761                   29,974
                                     --------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $208,173,363              $65,484,692
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                FIDELITY VIP   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                               EQUITY-INCOME      GROWTH        CONTRAFUND       MID CAP
                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --             --              --              --
   Class 1                                 --             --              --              --
   Class II                                --             --              --              --
   Class 2                                 --             --              --              --
   Class X                                 --             --              --              --
   Class Y                                 --             --              --              --
   Other                            6,218,729      1,562,021      25,265,907       4,570,040
                               ==============  =============  ==============  ==============
  Cost:
   Class I                                 --             --              --              --
   Class 1                                 --             --              --              --
   Class II                                --             --              --              --
   Class 2                                 --             --              --              --
   Class X                                 --             --              --              --
   Class Y                                 --             --              --              --
   Other                         $157,740,422    $56,767,723    $780,880,515    $151,845,373
                               ==============  =============  ==============  ==============
  Market Value:
   Class I                                 --             --              --              --
   Class 1                                 --             --              --              --
   Class II                                --             --              --              --
   Class 2                                 --             --              --              --
   Class X                                 --             --              --              --
   Class Y                                 --             --              --              --
   Other                         $146,575,445    $69,744,248    $693,801,805    $162,830,521
 Due from Hartford Life and
  Annuity Insurance Company           312,903             --       2,388,654         499,295
 Receivable from fund shares
  sold                                     --        572,700              --              --
 Other assets                              --             --              --               2
                               --------------  -------------  --------------  --------------
 Total Assets                     146,888,348     70,316,948     696,190,459     163,329,818
                               --------------  -------------  --------------  --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                --        572,701              --              --
 Payable for fund shares
  purchased                           312,903             --       2,388,654         499,295
 Other liabilities                          1             --              --              --
                               --------------  -------------  --------------  --------------
 Total Liabilities                    312,904        572,701       2,388,654         499,295
                               --------------  -------------  --------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $146,575,444    $69,744,247    $693,801,805    $162,830,523
                               ==============  =============  ==============  ==============

                                                            FIDELITY VIP
                                                          DYNAMIC CAPITAL       FRANKLIN SMALL-MID
                                    FIDELITY VIP            APPRECIATION            CAP GROWTH
                                  VALUE STRATEGIES           PORTFOLIO            SECURITIES FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT (A)           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                    --                       --
   Class 1                                     --                    --                       --
   Class II                                    --                    --                       --
   Class 2                                     --                11,416                2,544,381
   Class X                                     --                    --                       --
   Class Y                                     --                    --                       --
   Other                                1,363,948                    --                       --
                                    =============            ==========            =============
  Cost:
   Class I                                     --                    --                       --
   Class 1                                     --                    --                       --
   Class II                                    --                    --                       --
   Class 2                                     --              $109,999              $43,883,130
   Class X                                     --                    --                       --
   Class Y                                     --                    --                       --
   Other                              $17,888,516                    --                       --
                                    =============            ==========            =============
  Market Value:
   Class I                                     --                    --                       --
   Class 1                                     --                    --                       --
   Class II                                    --                    --                       --
   Class 2                                     --              $102,512              $58,291,766
   Class X                                     --                    --                       --
   Class Y                                     --                    --                       --
   Other                              $17,213,019                    --                       --
 Due from Hartford Life and
  Annuity Insurance Company                16,140                21,501                       --
 Receivable from fund shares
  sold                                         --                    --                   48,049
 Other assets                                  --                    --                       --
                                    -------------            ----------            -------------
 Total Assets                          17,229,159               124,013               58,339,815
                                    -------------            ----------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    --                    --                   48,049
 Payable for fund shares
  purchased                                16,140                21,501                       --
 Other liabilities                             --                    --                       --
                                    -------------            ----------            -------------
 Total Liabilities                         16,140                21,501                   48,049
                                    -------------            ----------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $17,213,019              $102,512              $58,291,766
                                    =============            ==========            =============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   FRANKLIN STRATEGIC         FRANKLIN MUTUAL
                                   INCOME SECURITIES         SHARES SECURITIES
                                          FUND                      FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                       --                        --
   Class 1                                9,318,380                        --
   Class II                                      --                        --
   Class 2                                       --                 8,919,387
   Class X                                       --                        --
   Class Y                                       --                        --
   Other                                         --                        --
                                     ==============            ==============
  Cost:
   Class I                                       --                        --
   Class 1                             $109,969,802                        --
   Class II                                      --                        --
   Class 2                                       --              $129,031,907
   Class X                                       --                        --
   Class Y                                       --                        --
   Other                                         --                        --
                                     ==============            ==============
  Market Value:
   Class I                                       --                        --
   Class 1                             $119,088,892                        --
   Class II                                      --                        --
   Class 2                                       --              $180,082,419
   Class X                                       --                        --
   Class Y                                       --                        --
   Other                                         --                        --
 Due from Hartford Life and
  Annuity Insurance Company                      --                        --
 Receivable from fund shares
  sold                                       56,597                   135,308
 Other assets                                    --                        --
                                     --------------            --------------
 Total Assets                           119,145,489               180,217,727
                                     --------------            --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                  56,597                   135,308
 Payable for fund shares
  purchased                                      --                        --
 Other liabilities                               --                        --
                                     --------------            --------------
 Total Liabilities                           56,597                   135,308
                                     --------------            --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $119,088,892              $180,082,419
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                     HARTFORD
                                      TEMPLETON                                    HARTFORD          LARGECAP
                                 DEVELOPING MARKETS        TEMPLETON GROWTH        ADVISERS           GROWTH
                                   SECURITIES FUND          SECURITIES FUND        HLS FUND          HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                  --              --
   Class 1                              2,551,750                       --                  --              --
   Class II                                    --                       --                  --              --
   Class 2                                     --                4,060,103                  --              --
   Class X                                     --                       --                  --              --
   Class Y                                     --                       --                  --              --
   Other                                       --                       --           2,432,526           4,921
                                    =============            =============       =============       =========
  Cost:
   Class I                                     --                       --                  --              --
   Class 1                            $20,909,085                       --                  --              --
   Class II                                    --                       --                  --              --
   Class 2                                     --              $45,567,102                  --              --
   Class X                                     --                       --                  --              --
   Class Y                                     --                       --                  --              --
   Other                                       --                       --         $55,801,999         $98,105
                                    =============            =============       =============       =========
  Market Value:
   Class I                                     --                       --                  --              --
   Class 1                            $41,261,799                       --                  --              --
   Class II                                    --                       --                  --              --
   Class 2                                     --              $62,687,989                  --              --
   Class X                                     --                       --                  --              --
   Class Y                                     --                       --                  --              --
   Other                                       --                       --         $51,021,521         $97,329
 Due from Hartford Life and
  Annuity Insurance Company                    --                       --              27,224              --
 Receivable from fund shares
  sold                                     58,512                   80,072                  --              12
 Other assets                                  --                       --                  --              --
                                    -------------            -------------       -------------       ---------
 Total Assets                          41,320,311               62,768,061          51,048,745          97,341
                                    -------------            -------------       -------------       ---------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                58,512                   80,072                  --              12
 Payable for fund shares
  purchased                                    --                       --              27,224              --
 Other liabilities                             --                       --                  10              --
                                    -------------            -------------       -------------       ---------
 Total Liabilities                         58,512                   80,072              27,234              12
                                    -------------            -------------       -------------       ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $41,261,799              $62,687,989         $51,021,511         $97,329
                                    =============            =============       =============       =========

                                                  HARTFORD            HARTFORD
                               HARTFORD TOTAL   DIVIDEND AND        FUNDAMENTAL
                                RETURN BOND        GROWTH              GROWTH
                                  HLS FUND        HLS FUND            HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT (B)
-----------------------------  ------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --              --                 --
   Class 1                                 --              --                 --
   Class II                                --              --                 --
   Class 2                                 --              --                 --
   Class X                                 --              --                 --
   Class Y                                 --              --                 --
   Other                           56,737,217      24,765,975            361,077
                               ==============  ==============       ============
  Cost:
   Class I                                 --              --                 --
   Class 1                                 --              --                 --
   Class II                                --              --                 --
   Class 2                                 --              --                 --
   Class X                                 --              --                 --
   Class Y                                 --              --                 --
   Other                         $648,305,628    $564,795,148         $3,834,398
                               ==============  ==============       ============
  Market Value:
   Class I                                 --              --                 --
   Class 1                                 --              --                 --
   Class II                                --              --                 --
   Class 2                                 --              --                 --
   Class X                                 --              --                 --
   Class Y                                 --              --                 --
   Other                         $632,383,428    $553,444,814         $4,006,844
 Due from Hartford Life and
  Annuity Insurance Company           830,728       2,009,871              5,902
 Receivable from fund shares
  sold                                     --              --                 --
 Other assets                              22              --                 --
                               --------------  --------------       ------------
 Total Assets                     633,214,178     555,454,685          4,012,746
                               --------------  --------------       ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                --              --                 --
 Payable for fund shares
  purchased                           830,728       2,009,871              5,902
 Other liabilities                         --               1                 --
                               --------------  --------------       ------------
 Total Liabilities                    830,728       2,009,872              5,902
                               --------------  --------------       ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $632,383,450    $553,444,813         $4,006,844
                               ==============  ==============       ============

(a)  From inception September 20, 2007 to December 31, 2007.

(b) Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD                 HARTFORD
                                    GLOBAL ADVISERS           GLOBAL GROWTH
                                       HLS FUND                 HLS FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT (C)
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                       --
   Class 1                                      --                       --
   Class II                                     --                       --
   Class 2                                      --                       --
   Class X                                      --                       --
   Class Y                                      --                       --
   Other                                   900,622                1,318,887
                                     =============            =============
  Cost:
   Class I                                      --                       --
   Class 1                                      --                       --
   Class II                                     --                       --
   Class 2                                      --                       --
   Class X                                      --                       --
   Class Y                                      --                       --
   Other                               $11,712,117              $27,896,576
                                     =============            =============
  Market Value:
   Class I                                      --                       --
   Class 1                                      --                       --
   Class II                                     --                       --
   Class 2                                      --                       --
   Class X                                      --                       --
   Class Y                                      --                       --
   Other                               $12,257,246              $29,568,717
 Due from Hartford Life and
  Annuity Insurance Company                 41,670                   60,909
 Receivable from fund shares
  sold                                          --                       --
 Other assets                                    1                        1
                                     -------------            -------------
 Total Assets                           12,298,917               29,629,627
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     --                       --
 Payable for fund shares
  purchased                                 41,670                   60,909
 Other liabilities                              --                       --
                                     -------------            -------------
 Total Liabilities                          41,670                   60,909
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $12,257,247              $29,568,718
                                     =============            =============

(c)  Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               HARTFORD
                             DISCIPLINED                                 HARTFORD GROWTH
                                EQUITY          HARTFORD GROWTH           OPPORTUNITIES             HARTFORD HIGH
                               HLS FUND            HLS FUND                  HLS FUND              YIELD HLS FUND
                             SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                              --                  --                        --                       --
   Class 1                              --                  --                        --                       --
   Class II                             --                  --                        --                       --
   Class 2                              --                  --                        --                       --
   Class X                              --                  --                        --                       --
   Class Y                              --                  --                        --                       --
   Other                        36,838,272           2,653,631                 5,200,504                5,204,494
                            ==============       =============            ==============            =============
  Cost:
   Class I                              --                  --                        --                       --
   Class 1                              --                  --                        --                       --
   Class II                             --                  --                        --                       --
   Class 2                              --                  --                        --                       --
   Class X                              --                  --                        --                       --
   Class Y                              --                  --                        --                       --
   Other                      $490,157,118         $33,430,011              $169,262,235              $49,983,186
                            ==============       =============            ==============            =============
  Market Value:
   Class I                              --                  --                        --                       --
   Class 1                              --                  --                        --                       --
   Class II                             --                  --                        --                       --
   Class 2                              --                  --                        --                       --
   Class X                              --                  --                        --                       --
   Class Y                              --                  --                        --                       --
   Other                      $554,416,870         $35,540,635              $170,336,783              $46,138,552
 Due from Hartford Life
  and Annuity Insurance
  Company                          151,218             749,077                 1,135,606                   69,973
 Receivable from fund
  shares sold                           --                  --                        --                       --
 Other assets                           --                  --                         5                       --
                            --------------       -------------            --------------            -------------
 Total Assets                  554,568,088          36,289,712               171,472,394               46,208,525
                            --------------       -------------            --------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance
  Company                               --                  --                        --                       --
 Payable for fund shares
  purchased                        151,218             749,077                 1,135,606                   69,973
 Other liabilities                      24                  --                        --                        1
                            --------------       -------------            --------------            -------------
 Total Liabilities                 151,242             749,077                 1,135,606                   69,974
                            --------------       -------------            --------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities        $554,416,846         $35,540,635              $170,336,788              $46,138,551
                            ==============       =============            ==============            =============

                                                             HARTFORD                 HARTFORD
                                                          INTERNATIONAL             INTERNATIONAL
                                HARTFORD INDEX                GROWTH                SMALL COMPANY
                                   HLS FUND                  HLS FUND                 HLS FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT (D)             SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                        --                       --
   Class 1                                  --                        --                       --
   Class II                                 --                        --                       --
   Class 2                                  --                        --                       --
   Class X                                  --                        --                       --
   Class Y                                  --                        --                       --
   Other                               902,527                 7,350,383                3,697,438
                                 =============            ==============            =============
  Cost:
   Class I                                  --                        --                       --
   Class 1                                  --                        --                       --
   Class II                                 --                        --                       --
   Class 2                                  --                        --                       --
   Class X                                  --                        --                       --
   Class Y                                  --                        --                       --
   Other                           $29,351,257              $102,629,694              $60,290,881
                                 =============            ==============            =============
  Market Value:
   Class I                                  --                        --                       --
   Class 1                                  --                        --                       --
   Class II                                 --                        --                       --
   Class 2                                  --                        --                       --
   Class X                                  --                        --                       --
   Class Y                                  --                        --                       --
   Other                           $28,465,768              $106,347,609              $55,725,350
 Due from Hartford Life
  and Annuity Insurance
  Company                                   --                        --                   83,168
 Receivable from fund
  shares sold                            3,752                   429,933                       --
 Other assets                                5                         1                        2
                                 -------------            --------------            -------------
 Total Assets                       28,469,525               106,777,543               55,808,520
                                 -------------            --------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance
  Company                                3,752                   429,933                       --
 Payable for fund shares
  purchased                                 --                        --                   83,168
 Other liabilities                          --                        --                       --
                                 -------------            --------------            -------------
 Total Liabilities                       3,752                   429,933                   83,168
                                 -------------            --------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $28,465,773              $106,347,610              $55,725,352
                                 =============            ==============            =============

(d) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   HARTFORD
                                INTERNATIONAL
                                OPPORTUNITIES     HARTFORD MID CAP
                                   HLS FUND       GROWTH HLS FUND
                                 SUB-ACCOUNT      SUB-ACCOUNT (A)
--------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --               --
   Class 1                                  --               --
   Class II                                 --               --
   Class 2                                  --               --
   Class X                                  --               --
   Class Y                                  --               --
   Other                            11,450,939           19,474
                                ==============       ==========
  Cost:
   Class I                                  --               --
   Class 1                                  --               --
   Class II                                 --               --
   Class 2                                  --               --
   Class X                                  --               --
   Class Y                                  --               --
   Other                          $169,466,074         $207,334
                                ==============       ==========
  Market Value:
   Class I                                  --               --
   Class 1                                  --               --
   Class II                                 --               --
   Class 2                                  --               --
   Class X                                  --               --
   Class Y                                  --               --
   Other                          $178,869,274         $198,514
 Due from Hartford Life and
  Annuity Insurance Company                 --           17,193
 Receivable from fund shares
  sold                                 436,910               --
 Other assets                               --               --
                                --------------       ----------
 Total Assets                      179,306,184          215,707
                                --------------       ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            436,910               --
 Payable for fund shares
  purchased                                 --           17,193
 Other liabilities                          12               --
                                --------------       ----------
 Total Liabilities                     436,922           17,193
                                --------------       ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $178,869,262         $198,514
                                ==============       ==========

(a)  From inception September 20, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                 HARTFORD
                                  HARTFORD       MORTGAGE        HARTFORD SMALL         HARTFORD SMALL
                                MONEY MARKET    SECURITIES         CAP VALUE                COMPANY
                                  HLS FUND       HLS FUND           HLS FUND               HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --             --               --                       --
   Class 1                                 --             --               --                       --
   Class II                                --             --               --                       --
   Class 2                                 --             --               --                       --
   Class X                                 --             --               --                       --
   Class Y                                 --             --               --                       --
   Other                          147,108,651      1,357,821            9,852                2,639,538
                               ==============  =============       ==========            =============
  Cost:
   Class I                                 --             --               --                       --
   Class 1                                 --             --               --                       --
   Class II                                --             --               --                       --
   Class 2                                 --             --               --                       --
   Class X                                 --             --               --                       --
   Class Y                                 --             --               --                       --
   Other                         $147,108,651    $15,198,943         $108,546              $53,085,061
                               ==============  =============       ==========            =============
  Market Value:
   Class I                                 --             --               --                       --
   Class 1                                 --             --               --                       --
   Class II                                --             --               --                       --
   Class 2                                 --             --               --                       --
   Class X                                 --             --               --                       --
   Class Y                                 --             --               --                       --
   Other                         $147,108,653    $14,351,528         $105,348              $49,140,743
 Due from Hartford Life and
  Annuity Insurance Company           103,870          9,053            1,277                  395,109
 Receivable from fund shares
  sold                                     --             --               --                       --
 Other assets                             105             --               --                       --
                               --------------  -------------       ----------            -------------
 Total Assets                     147,212,628     14,360,581          106,625               49,535,852
                               --------------  -------------       ----------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                --             --               --                       --
 Payable for fund shares
  purchased                           103,870          9,053            1,277                  395,109
 Other liabilities                         --              1               --                        4
                               --------------  -------------       ----------            -------------
 Total Liabilities                    103,870          9,054            1,277                  395,113
                               --------------  -------------       ----------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $147,108,758    $14,351,527         $105,348              $49,140,739
                               ==============  =============       ==========            =============

                                 HARTFORD                              HARTFORD U.S.
                                 SMALLCAP                                GOVERNMENT
                                  GROWTH          HARTFORD STOCK         SECURITIES
                                 HLS FUND            HLS FUND             HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                --                  --                   --
   Class 1                                --                  --                   --
   Class II                               --                  --                   --
   Class 2                                --                  --                   --
   Class X                                --                  --                   --
   Class Y                                --                  --                   --
   Other                           2,317,160           1,246,466           27,309,681
                               =============       =============       ==============
  Cost:
   Class I                                --                  --                   --
   Class 1                                --                  --                   --
   Class II                               --                  --                   --
   Class 2                                --                  --                   --
   Class X                                --                  --                   --
   Class Y                                --                  --                   --
   Other                         $49,008,585         $61,644,526         $301,480,433
                               =============       =============       ==============
  Market Value:
   Class I                                --                  --                   --
   Class 1                                --                  --                   --
   Class II                               --                  --                   --
   Class 2                                --                  --                   --
   Class X                                --                  --                   --
   Class Y                                --                  --                   --
   Other                         $43,347,811         $58,724,309         $304,522,054
 Due from Hartford Life and
  Annuity Insurance Company          676,586                  --            2,970,635
 Receivable from fund shares
  sold                                    --             202,646                   --
 Other assets                              2                   2                   --
                               -------------       -------------       --------------
 Total Assets                     44,024,399          58,926,957          307,492,689
                               -------------       -------------       --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company               --             202,646                   --
 Payable for fund shares
  purchased                          676,586                  --            2,970,635
 Other liabilities                        --                  --                   28
                               -------------       -------------       --------------
 Total Liabilities                   676,586             202,646            2,970,663
                               -------------       -------------       --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $43,347,813         $58,724,311         $304,522,026
                               =============       =============       ==============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             HARTFORD VALUE
                                    HARTFORD VALUE            OPPORTUNITIES
                                       HLS FUND                 HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                       --
   Class 1                                      --                       --
   Class II                                     --                       --
   Class 2                                      --                       --
   Class X                                      --                       --
   Class Y                                      --                       --
   Other                                 4,842,739                4,232,581
                                     =============            =============
  Cost:
   Class I                                      --                       --
   Class 1                                      --                       --
   Class II                                     --                       --
   Class 2                                      --                       --
   Class X                                      --                       --
   Class Y                                      --                       --
   Other                               $61,803,455              $80,892,942
                                     =============            =============
  Market Value:
   Class I                                      --                       --
   Class 1                                      --                       --
   Class II                                     --                       --
   Class 2                                      --                       --
   Class X                                      --                       --
   Class Y                                      --                       --
   Other                               $62,144,971              $65,275,711
 Due from Hartford Life and
  Annuity Insurance Company                760,288                       --
 Receivable from fund shares
  sold                                          --                  800,714
 Other assets                                   --                        1
                                     -------------            -------------
 Total Assets                           62,905,259               66,076,426
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     --                  800,714
 Payable for fund shares
  purchased                                760,288                       --
 Other liabilities                               5                       --
                                     -------------            -------------
 Total Liabilities                         760,293                  800,714
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $62,144,966              $65,275,712
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                                         LORD ABBETT              LORD ABBETT
                                    EQUITY INCOME           LORD ABBETT ALL          AMERICA'S VALUE          BOND DEBENTURE
                                      HLS FUND              VALUE PORTFOLIO             PORTFOLIO                  FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (E)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                       --                       --                       --
   Class 1                                     --                       --                       --                       --
   Class II                                    --                       --                       --                       --
   Class 2                                     --                       --                       --                       --
   Class X                                     --                       --                       --                       --
   Class Y                                     --                       --                       --                       --
   Other                                2,772,056                2,331,388                2,184,021                6,280,794
                                    =============            =============            =============            =============
  Cost:
   Class I                                     --                       --                       --                       --
   Class 1                                     --                       --                       --                       --
   Class II                                    --                       --                       --                       --
   Class 2                                     --                       --                       --                       --
   Class X                                     --                       --                       --                       --
   Class Y                                     --                       --                       --                       --
   Other                              $37,319,417              $36,748,178              $32,708,250              $75,884,785
                                    =============            =============            =============            =============
  Market Value:
   Class I                                     --                       --                       --                       --
   Class 1                                     --                       --                       --                       --
   Class II                                    --                       --                       --                       --
   Class 2                                     --                       --                       --                       --
   Class X                                     --                       --                       --                       --
   Class Y                                     --                       --                       --                       --
   Other                              $39,640,206              $39,260,565              $32,301,667              $73,924,939
 Due from Hartford Life and
  Annuity Insurance Company                13,919                   32,928                   30,277                  275,311
 Receivable from fund shares
  sold                                         --                       --                       --                       --
 Other assets                                  --                       --                       --                        1
                                    -------------            -------------            -------------            -------------
 Total Assets                          39,654,125               39,293,493               32,331,944               74,200,251
                                    -------------            -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    --                       --                       --                       --
 Payable for fund shares
  purchased                                13,919                   32,928                   30,277                  275,311
 Other liabilities                              1                       --                       --                       --
                                    -------------            -------------            -------------            -------------
 Total Liabilities                         13,920                   32,928                   30,277                  275,311
                                    -------------            -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $39,640,205              $39,260,565              $32,301,667              $73,924,940
                                    =============            =============            =============            =============

                                     LORD ABBETT               LORD ABBETT
                                      GROWTH AND                LARGE CAP                MFS CORE
                                   INCOME PORTFOLIO             CORE FUND             EQUITY SERIES
                                     SUB-ACCOUNT             SUB-ACCOUNT (F)         SUB-ACCOUNT (G)
-----------------------------  -------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                       --                      --
   Class 1                                      --                       --                      --
   Class II                                     --                       --                      --
   Class 2                                      --                       --                      --
   Class X                                      --                       --                      --
   Class Y                                      --                       --                      --
   Other                                11,184,910                1,231,412                 529,090
                                    ==============            =============            ============
  Cost:
   Class I                                      --                       --                      --
   Class 1                                      --                       --                      --
   Class II                                     --                       --                      --
   Class 2                                      --                       --                      --
   Class X                                      --                       --                      --
   Class Y                                      --                       --                      --
   Other                              $325,673,496              $14,304,905              $8,116,789
                                    ==============            =============            ============
  Market Value:
   Class I                                      --                       --                      --
   Class 1                                      --                       --                      --
   Class II                                     --                       --                      --
   Class 2                                      --                       --                      --
   Class X                                      --                       --                      --
   Class Y                                      --                       --                      --
   Other                              $312,170,846              $15,872,902              $9,089,774
 Due from Hartford Life and
  Annuity Insurance Company              1,383,528                   21,112                      --
 Receivable from fund shares
  sold                                          --                       --                   1,374
 Other assets                                   --                       --                      --
                                    --------------            -------------            ------------
 Total Assets                          313,554,374               15,894,014               9,091,148
                                    --------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     --                       --                   1,374
 Payable for fund shares
  purchased                              1,383,528                   21,112                      --
 Other liabilities                               1                       --                      --
                                    --------------            -------------            ------------
 Total Liabilities                       1,383,529                   21,112                   1,374
                                    --------------            -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $312,170,845              $15,872,902              $9,089,774
                                    ==============            =============            ============

(e) Formerly Lord Abbett Bond-Debenture Portfolio. Change effective August 15, 2007.

(f) Formerly Lord Abbett Large-Cap Core Portfolio. Change effective August 15, 2007.

(g)  Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             MFS INVESTORS
                                     MFS EMERGING             GROWTH STOCK
                                     GROWTH SERIES               SERIES
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                      --
   Class 1                                      --                      --
   Class II                                     --                      --
   Class 2                                      --                      --
   Class X                                      --                      --
   Class Y                                      --                      --
   Other                                   457,925                 656,533
                                     =============            ============
  Cost:
   Class I                                      --                      --
   Class 1                                      --                      --
   Class II                                     --                      --
   Class 2                                      --                      --
   Class X                                      --                      --
   Class Y                                      --                      --
   Other                                $9,722,909              $6,469,174
                                     =============            ============
  Market Value:
   Class I                                      --                      --
   Class 1                                      --                      --
   Class II                                     --                      --
   Class 2                                      --                      --
   Class X                                      --                      --
   Class Y                                      --                      --
   Other                               $11,452,704              $7,760,220
 Due from Hartford Life and
  Annuity Insurance Company                     --                      --
 Receivable from fund shares
  sold                                       2,814                   2,103
 Other assets                                   --                      --
                                     -------------            ------------
 Total Assets                           11,455,518               7,762,323
                                     -------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                  2,814                   2,103
 Payable for fund shares
  purchased                                     --                      --
 Other liabilities                              --                      --
                                     -------------            ------------
 Total Liabilities                           2,814                   2,103
                                     -------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $11,452,704              $7,760,220
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   MFS INVESTORS         MFS TOTAL     EQUITY AND    CORE PLUS
                                    TRUST SERIES       RETURN SERIES     INCOME     FIXED INCOME
                                    SUB-ACCOUNT         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                 --             --    11,598,589
   Class 1                                    --                 --             --            --
   Class II                                   --                 --      1,828,451            --
   Class 2                                    --                 --             --            --
   Class X                                    --                 --             --            --
   Class Y                                    --                 --             --            --
   Other                                 983,668         10,251,104             --            --
                                    ============       ============   ============  ============
  Cost:
   Class I                                    --                 --             --  $130,559,649
   Class 1                                    --                 --             --            --
   Class II                                   --                 --    $21,737,510            --
   Class 2                                    --                 --             --            --
   Class X                                    --                 --             --            --
   Class Y                                    --                 --             --            --
   Other                             $17,237,118       $193,124,973             --            --
                                    ============       ============   ============  ============
  Market Value:
   Class I                                    --                 --             --  $134,311,664
   Class 1                                    --                 --             --            --
   Class II                                   --                 --    $26,951,375            --
   Class 2                                    --                 --             --            --
   Class X                                    --                 --             --            --
   Class Y                                    --                 --             --            --
   Other                             $23,135,876       $222,243,936             --            --
 Due from Hartford Life and
  Annuity Insurance Company                   --                 --             --            --
 Receivable from fund shares
  sold                                     2,514             73,037          1,435        24,710
 Other assets                                 --                 --             --            --
                                    ------------       ------------   ------------  ------------
 Total Assets                         23,138,390        222,316,973     26,952,810   134,336,374
                                    ------------       ------------   ------------  ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                2,514             73,037          1,435        24,710
 Payable for fund shares
  purchased                                   --                 --             --            --
 Other liabilities                            --                  1             --             1
                                    ------------       ------------   ------------  ------------
 Total Liabilities                         2,514             73,038          1,435        24,711
                                    ------------       ------------   ------------  ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $23,135,876       $222,243,935    $26,951,375  $134,311,663
                                    ============       ============   ============  ============

                                 EMERGING       EMERGING
                               MARKETS DEBT  MARKETS EQUITY   HIGH YIELD
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
-----------------------------  ------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                        1,339,503      1,221,669      1,805,778
   Class 1                               --             --             --
   Class II                              --      3,723,754             --
   Class 2                               --             --             --
   Class X                               --             --             --
   Class Y                               --             --             --
   Other                                 --             --             --
                               ============   ============   ============
  Cost:
   Class I                      $10,772,757    $14,665,372    $28,873,719
   Class 1                               --             --             --
   Class II                              --     70,227,236             --
   Class 2                               --             --             --
   Class X                               --             --             --
   Class Y                               --             --             --
   Other                                 --             --             --
                               ============   ============   ============
  Market Value:
   Class I                      $11,425,962    $29,649,899    $23,258,425
   Class 1                               --             --             --
   Class II                              --     90,301,035             --
   Class 2                               --             --             --
   Class X                               --             --             --
   Class Y                               --             --             --
   Other                                 --             --             --
 Due from Hartford Life and
  Annuity Insurance Company          11,602             --             --
 Receivable from fund shares
  sold                                   --        430,254         36,274
 Other assets                            --             --             --
                               ------------   ------------   ------------
 Total Assets                    11,437,564    120,381,188     23,294,699
                               ------------   ------------   ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company              --        430,254         36,274
 Payable for fund shares
  purchased                          11,602             --             --
 Other liabilities                       --             --             --
                               ------------   ------------   ------------
 Total Liabilities                   11,602        430,254         36,274
                               ------------   ------------   ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities          $11,425,962   $119,950,934    $23,258,425
                               ============   ============   ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   MID CAP        U.S. MID
                                   GROWTH        CAP VALUE
                                 SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --       4,026,369
   Class 1                                 --              --
   Class II                         2,408,668       1,346,184
   Class 2                                 --              --
   Class X                                 --              --
   Class Y                                 --              --
   Other                                   --              --
                                =============  ==============
  Cost:
   Class I                                 --     $59,019,831
   Class 1                                 --              --
   Class II                       $31,487,328      26,217,808
   Class 2                                 --              --
   Class X                                 --              --
   Class Y                                 --              --
   Other                                   --              --
                                =============  ==============
  Market Value:
   Class I                                 --     $76,943,920
   Class 1                                 --              --
   Class II                       $34,925,683      25,631,343
   Class 2                                 --              --
   Class X                                 --              --
   Class Y                                 --              --
   Other                                   --              --
 Due from Hartford Life and
  Annuity Insurance Company           161,342              --
 Receivable from fund shares
  sold                                     --          77,962
 Other assets                              --              --
                                -------------  --------------
 Total Assets                      35,087,025     102,653,225
                                -------------  --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                --          77,962
 Payable for fund shares
  purchased                           161,342              --
 Other liabilities                         --              --
                                -------------  --------------
 Total Liabilities                    161,342          77,962
                                -------------  --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $34,925,683    $102,575,263
                                =============  ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                           CAPITAL      DEVELOPING
                                FOCUS GROWTH       BALANCED GROWTH      OPPORTUNITIES     GROWTH
                                SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --                  --                  --             --
   Class 1                                 --                  --                  --             --
   Class II                                --                  --                  --             --
   Class 2                                 --                  --                  --             --
   Class X                          5,338,587           2,192,351             973,688      1,068,381
   Class Y                          1,655,847           1,563,528             815,363        356,735
   Other                                   --                  --                  --             --
                               ==============       =============       =============  =============
  Cost:
   Class I                                 --                  --                  --             --
   Class 1                                 --                  --                  --             --
   Class II                                --                  --                  --             --
   Class 2                                 --                  --                  --             --
   Class X                        $75,364,194         $26,580,345         $10,317,654    $15,806,191
   Class Y                         33,425,086          22,818,009          10,386,219      7,645,224
   Other                                   --                  --                  --             --
                               ==============       =============       =============  =============
  Market Value:
   Class I                                 --                  --                  --             --
   Class 1                                 --                  --                  --             --
   Class II                                --                  --                  --             --
   Class 2                                 --                  --                  --             --
   Class X                       $113,071,276         $35,954,561         $14,673,484    $34,391,201
   Class Y                         34,723,122          25,563,678          12,059,213     11,297,799
   Other                                   --                  --                  --             --
 Due from Hartford Life and
  Annuity Insurance Company                --                  --              45,458             --
 Receivable from fund shares
  sold                                 77,223              41,407                  --         63,337
 Other assets                               1                   1                  --             --
                               --------------       -------------       -------------  -------------
 Total Assets                     147,871,622          61,559,647          26,778,155     45,752,337
                               --------------       -------------       -------------  -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            77,223              41,407                  --         63,337
 Payable for fund shares
  purchased                                --                  --              45,458             --
 Other liabilities                         --                  --                  --             --
                               --------------       -------------       -------------  -------------
 Total Liabilities                     77,223              41,407              45,458         63,337
                               --------------       -------------       -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $147,794,399         $61,518,240         $26,732,697    $45,689,000
                               ==============       =============       =============  =============


                                   FLEXIBLE INCOME          DIVIDEND GROWTH       GLOBAL EQUITY
                                     SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                        --                  --
   Class 1                                     --                        --                  --
   Class II                                    --                        --                  --
   Class 2                                     --                        --                  --
   Class X                              2,962,096                 7,224,468           2,475,373
   Class Y                              3,166,777                 2,467,477             537,432
   Other                                       --                        --                  --
                                    =============            ==============       =============
  Cost:
   Class I                                     --                        --                  --
   Class 1                                     --                        --                  --
   Class II                                    --                        --                  --
   Class 2                                     --                        --                  --
   Class X                            $29,366,294               $95,415,876         $28,198,208
   Class Y                             23,142,947                36,085,679           7,835,638
   Other                                       --                        --                  --
                                    =============            ==============       =============
  Market Value:
   Class I                                     --                        --                  --
   Class 1                                     --                        --                  --
   Class II                                    --                        --                  --
   Class 2                                     --                        --                  --
   Class X                            $21,090,123              $134,664,079         $46,388,498
   Class Y                             22,484,119                45,919,743           9,980,109
   Other                                       --                        --                  --
 Due from Hartford Life and
  Annuity Insurance Company                    --                        --                  --
 Receivable from fund shares
  sold                                        508                   131,832              75,008
 Other assets                                  --                        --                  --
                                    -------------            --------------       -------------
 Total Assets                          43,574,750               180,715,654          56,443,615
                                    -------------            --------------       -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   508                   131,832              75,008
 Payable for fund shares
  purchased                                    --                        --                  --
 Other liabilities                              1                         1                  --
                                    -------------            --------------       -------------
 Total Liabilities                            509                   131,833              75,008
                                    -------------            --------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $43,574,241              $180,583,821         $56,368,607
                                    =============            ==============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                   GROWTH       MONEY MARKET
                                 SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --              --
   Class 1                                 --              --
   Class II                                --              --
   Class 2                                 --              --
   Class X                            858,333      34,291,094
   Class Y                          1,222,070      79,907,235
   Other                                   --              --
                                =============  ==============
  Cost:
   Class I                                 --              --
   Class 1                                 --              --
   Class II                                --              --
   Class 2                                 --              --
   Class X                        $10,540,820     $34,291,094
   Class Y                         18,845,228      79,907,235
   Other                                   --              --
                                =============  ==============
  Market Value:
   Class I                                 --              --
   Class 1                                 --              --
   Class II                                --              --
   Class 2                                 --              --
   Class X                        $19,046,424     $34,291,094
   Class Y                         26,714,457      79,907,235
   Other                                   --              --
 Due from Hartford Life and
  Annuity Insurance Company                --              --
 Receivable from fund shares
  sold                                  8,232         405,350
 Other assets                              --              --
                                -------------  --------------
 Total Assets                      45,769,113     114,603,679
                                -------------  --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company             8,232         405,350
 Payable for fund shares
  purchased                                --              --
 Other liabilities                          1              --
                                -------------  --------------
 Total Liabilities                      8,233         405,350
                                -------------  --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $45,760,880    $114,198,329
                                =============  ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                  EQUALLY
                                                  WEIGHTED          SMALL COMPANY
                                 UTILITIES        S&P 500              GROWTH              GLOBAL FRANCHISE
                                SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --              --                  --                       --
   Class 1                                 --              --                  --                       --
   Class II                                --              --             987,351                2,168,830
   Class 2                                 --              --                  --                       --
   Class X                          1,471,955       2,603,648                  --                       --
   Class Y                            579,822       3,637,834                  --                       --
   Other                                   --              --                  --                       --
                               ==============  ==============       =============            =============
  Cost:
   Class I                                 --              --                  --                       --
   Class 1                                 --              --                  --                       --
   Class II                                --              --         $16,231,381              $30,719,429
   Class 2                                 --              --                  --                       --
   Class X                        $18,273,434     $33,044,050                  --                       --
   Class Y                         11,789,067      76,077,431                  --                       --
   Other                                   --              --                  --                       --
                               ==============  ==============       =============            =============
  Market Value:
   Class I                                 --              --                  --                       --
   Class 1                                 --              --                  --                       --
   Class II                                --              --         $16,715,855              $39,234,127
   Class 2                                 --              --                  --                       --
   Class X                        $43,820,097     $66,054,549                  --                       --
   Class Y                         17,249,712      91,236,868                  --                       --
   Other                                   --              --                  --                       --
 Due from Hartford Life and
  Annuity Insurance Company                --              --               3,058                       --
 Receivable from fund shares
  sold                                 30,986          36,497                  --                    7,802
 Other assets                              --              --                  --                       --
                               --------------  --------------       -------------            -------------
 Total Assets                      61,100,795     157,327,914          16,718,913               39,241,929
                               --------------  --------------       -------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            30,986          36,497                  --                    7,802
 Payable for fund shares
  purchased                                --              --               3,058                       --
 Other liabilities                         --               1                  --                       --
                               --------------  --------------       -------------            -------------
 Total Liabilities                     30,986          36,498               3,058                    7,802
                               --------------  --------------       -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities            $61,069,809    $157,291,416         $16,715,855              $39,234,127
                               ==============  ==============       =============            =============

                                                                                       OPPENHEIMER
                                    OPPENHEIMER          OPPENHEIMER CAPITAL        GLOBAL SECURITIES
                                    MIDCAP FUND           APPRECIATION FUND                FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                        --                        --
   Class 1                                    --                        --                        --
   Class II                                   --                        --                        --
   Class 2                                    --                        --                        --
   Class X                                    --                        --                        --
   Class Y                                    --                        --                        --
   Other                                 110,362                 2,410,204                10,417,579
                                    ============            ==============            ==============
  Cost:
   Class I                                    --                        --                        --
   Class 1                                    --                        --                        --
   Class II                                   --                        --                        --
   Class 2                                    --                        --                        --
   Class X                                    --                        --                        --
   Class Y                                    --                        --                        --
   Other                              $5,568,850               $98,297,893              $361,615,519
                                    ============            ==============            ==============
  Market Value:
   Class I                                    --                        --                        --
   Class 1                                    --                        --                        --
   Class II                                   --                        --                        --
   Class 2                                    --                        --                        --
   Class X                                    --                        --                        --
   Class Y                                    --                        --                        --
   Other                              $5,873,457              $112,749,320              $377,845,581
 Due from Hartford Life and
  Annuity Insurance Company               18,054                   424,007                 1,661,307
 Receivable from fund shares
  sold                                        --                        --                        --
 Other assets                                 --                         3                        --
                                    ------------            --------------            --------------
 Total Assets                          5,891,511               113,173,330               379,506,888
                                    ------------            --------------            --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   --                        --                        --
 Payable for fund shares
  purchased                               18,054                   424,006                 1,661,307
 Other liabilities                            --                        --                         5
                                    ------------            --------------            --------------
 Total Liabilities                        18,054                   424,006                 1,661,312
                                    ------------            --------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,873,457              $112,749,324              $377,845,576
                                    ============            ==============            ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                               OPPENHEIMER
                                      OPPENHEIMER              MAIN STREET
                                   MAIN STREET FUND           SMALL CAP FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                      --                        --
   Class 1                                      --                        --
   Class II                                     --                        --
   Class 2                                      --                        --
   Class X                                      --                        --
   Class Y                                      --                        --
   Other                                   784,803                 9,981,432
                                     =============            ==============
  Cost:
   Class I                                      --                        --
   Class 1                                      --                        --
   Class II                                     --                        --
   Class 2                                      --                        --
   Class X                                      --                        --
   Class Y                                      --                        --
   Other                               $18,339,667              $181,192,190
                                     =============            ==============
  Market Value:
   Class I                                      --                        --
   Class 1                                      --                        --
   Class II                                     --                        --
   Class 2                                      --                        --
   Class X                                      --                        --
   Class Y                                      --                        --
   Other                               $19,918,293              $179,965,217
 Due from Hartford Life and
  Annuity Insurance Company                 27,772                   354,884
 Receivable from fund shares
  sold                                          --                        --
 Other assets                                   --                         1
                                     -------------            --------------
 Total Assets                           19,946,065               180,320,102
                                     -------------            --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     --                        --
 Payable for fund shares
  purchased                                 27,772                   354,884
 Other liabilities                              --                        --
                                     -------------            --------------
 Total Liabilities                          27,772                   354,884
                                     -------------            --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $19,918,293              $179,965,218
                                     =============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                     PUTNAM VT
                                  PUTNAM                                                           INTERNATIONAL
                                DIVERSIFIED        PUTNAM GLOBAL            PUTNAM GROWTH            GROWTH AND
                                  INCOME         ASSET ALLOCATION            AND INCOME             INCOME FUND
                                SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                --                  --                       --                    --
   Class 1                                --                  --                       --                    --
   Class II                               --                  --                       --                    --
   Class 2                                --                  --                       --                    --
   Class X                                --                  --                       --                    --
   Class Y                                --                  --                       --                    --
   Other                           7,957,779           1,073,000                  487,815                14,447
                               =============       =============            =============            ==========
  Cost:
   Class I                                --                  --                       --                    --
   Class 1                                --                  --                       --                    --
   Class II                               --                  --                       --                    --
   Class 2                                --                  --                       --                    --
   Class X                                --                  --                       --                    --
   Class Y                                --                  --                       --                    --
   Other                         $68,473,155         $17,267,971              $12,795,467              $239,543
                               =============       =============            =============            ==========
  Market Value:
   Class I                                --                  --                       --                    --
   Class 1                                --                  --                       --                    --
   Class II                               --                  --                       --                    --
   Class 2                                --                  --                       --                    --
   Class X                                --                  --                       --                    --
   Class Y                                --                  --                       --                    --
   Other                         $69,232,678         $18,176,611              $11,278,271              $238,086
 Due from Hartford Life and
  Annuity Insurance Company          413,103              22,665                       --                12,616
 Receivable from fund shares
  sold                                    --                  --                    7,140                    --
 Other assets                             --                  --                       --                    --
                               -------------       -------------            -------------            ----------
 Total Assets                     69,645,781          18,199,276               11,285,411               250,702
                               -------------       -------------            -------------            ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company               --                  --                    7,140                    --
 Payable for fund shares
  purchased                          413,103              22,665                       --                12,616
 Other liabilities                        --                  --                       --                    --
                               -------------       -------------            -------------            ----------
 Total Liabilities                   413,103              22,665                    7,140                12,616
                               -------------       -------------            -------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $69,232,678         $18,176,611              $11,278,271              $238,086
                               =============       =============            =============            ==========


                                   PUTNAM
                               INTERNATIONAL      PUTNAM         PUTNAM
                                   EQUITY        INVESTORS      NEW VALUE
                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-----------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --             --             --
   Class 1                                 --             --             --
   Class II                                --             --             --
   Class 2                                 --             --             --
   Class X                                 --             --             --
   Class Y                                 --             --             --
   Other                            9,507,773      4,059,466      1,762,788
                               ==============  =============  =============
  Cost:
   Class I                                 --             --             --
   Class 1                                 --             --             --
   Class II                                --             --             --
   Class 2                                 --             --             --
   Class X                                 --             --             --
   Class Y                                 --             --             --
   Other                         $168,880,539    $47,930,042    $29,942,882
                               ==============  =============  =============
  Market Value:
   Class I                                 --             --             --
   Class 1                                 --             --             --
   Class II                                --             --             --
   Class 2                                 --             --             --
   Class X                                 --             --             --
   Class Y                                 --             --             --
   Other                         $180,267,368    $46,846,234    $27,534,749
 Due from Hartford Life and
  Annuity Insurance Company           250,964      1,217,884         69,297
 Receivable from fund shares
  sold                                     --             --             --
 Other assets                              --             --             --
                               --------------  -------------  -------------
 Total Assets                     180,518,332     48,064,118     27,604,046
                               --------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                --             --             --
 Payable for fund shares
  purchased                           250,964      1,217,884         69,297
 Other liabilities                          2             --             --
                               --------------  -------------  -------------
 Total Liabilities                    250,966      1,217,884         69,297
                               --------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $180,267,366    $46,846,234    $27,534,749
                               ==============  =============  =============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                      PUTNAM THE
                                 PUTNAM SMALL        GEORGE PUTNAM
                                  CAP VALUE         FUND OF BOSTON
                                 SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                  --
   Class 1                                  --                  --
   Class II                                 --                  --
   Class 2                                  --                  --
   Class X                                  --                  --
   Class Y                                  --                  --
   Other                             6,588,339           2,606,421
                                ==============       =============
  Cost:
   Class I                                  --                  --
   Class 1                                  --                  --
   Class II                                 --                  --
   Class 2                                  --                  --
   Class X                                  --                  --
   Class Y                                  --                  --
   Other                          $149,874,039         $30,191,852
                                ==============       =============
  Market Value:
   Class I                                  --                  --
   Class 1                                  --                  --
   Class II                                 --                  --
   Class 2                                  --                  --
   Class X                                  --                  --
   Class Y                                  --                  --
   Other                          $123,531,351         $28,644,569
 Due from Hartford Life and
  Annuity Insurance Company             63,957               2,246
 Receivable from fund shares
  sold                                      --                  --
 Other assets                                2                  --
                                --------------       -------------
 Total Assets                      123,595,310          28,646,815
                                --------------       -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                 --                  --
 Payable for fund shares
  purchased                             63,957               2,246
 Other liabilities                          --                  --
                                --------------       -------------
 Total Liabilities                      63,957               2,246
                                --------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $123,531,353         $28,644,569
                                ==============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               PUTNAM                           GROWTH AND
                                    PUTNAM VISTA              VOYAGER           ENTERPRISE        INCOME
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                    --                      --             369,143       1,229,644
   Class 1                                    --                      --                  --              --
   Class II                                   --                      --             303,282      10,063,193
   Class 2                                    --                      --                  --              --
   Class X                                    --                      --                  --              --
   Class Y                                    --                      --                  --              --
   Other                                 209,781                  95,117                  --              --
                                    ============            ============       =============  ==============
  Cost:
   Class I                                    --                      --          $7,628,023     $18,932,727
   Class 1                                    --                      --                  --              --
   Class II                                   --                      --           5,123,313     187,975,014
   Class 2                                    --                      --                  --              --
   Class X                                    --                      --                  --              --
   Class Y                                    --                      --                  --              --
   Other                              $3,047,563              $2,708,299                  --              --
                                    ============            ============       =============  ==============
  Market Value:
   Class I                                    --                      --          $6,448,937     $26,265,206
   Class 1                                    --                      --                  --              --
   Class II                                   --                      --           5,298,334     214,446,639
   Class 2                                    --                      --                  --              --
   Class X                                    --                      --                  --              --
   Class Y                                    --                      --                  --              --
   Other                              $3,201,258              $3,018,074                  --              --
 Due from Hartford Life and
  Annuity Insurance Company              587,598                      --                  --         343,782
 Receivable from fund shares
  sold                                        --                  12,776               9,937              --
 Other assets                                 --                      --                  --              --
                                    ------------            ------------       -------------  --------------
 Total Assets                          3,788,856               3,030,850          11,757,208     241,055,627
                                    ------------            ------------       -------------  --------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   --                  12,776               9,937              --
 Payable for fund shares
  purchased                              587,598                      --                  --         343,782
 Other liabilities                            --                      --                  --              --
                                    ------------            ------------       -------------  --------------
 Total Liabilities                       587,598                  12,776               9,937         343,782
                                    ------------            ------------       -------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,201,258              $3,018,074         $11,747,271    $240,711,845
                                    ============            ============       =============  ==============

                                                     STRATEGIC               AGGRESSIVE
                                  COMSTOCK             GROWTH             GROWTH PORTFOLIO
                                SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --                 --                      --
   Class 1                                 --                 --                      --
   Class II                        19,797,718            131,320                 237,169
   Class 2                                 --                 --                      --
   Class X                                 --                 --                      --
   Class Y                                 --                 --                      --
   Other                                   --                 --                      --
                               ==============       ============            ============
  Cost:
   Class I                                 --                 --                      --
   Class 1                                 --                 --                      --
   Class II                      $260,809,863         $3,154,389              $1,151,852
   Class 2                                 --                 --                      --
   Class X                                 --                 --                      --
   Class Y                                 --                 --                      --
   Other                                   --                 --                      --
                               ==============       ============            ============
  Market Value:
   Class I                                 --                 --                      --
   Class 1                                 --                 --                      --
   Class II                      $273,208,506         $4,371,628              $1,356,606
   Class 2                                 --                 --                      --
   Class X                                 --                 --                      --
   Class Y                                 --                 --                      --
   Other                                   --                 --                      --
 Due from Hartford Life and
  Annuity Insurance Company           161,470                 --                      --
 Receivable from fund shares
  sold                                     --                428                     448
 Other assets                              --                 --                      --
                               --------------       ------------            ------------
 Total Assets                     273,369,976          4,372,056               1,357,054
                               --------------       ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                --                428                     448
 Payable for fund shares
  purchased                           161,470                 --                      --
 Other liabilities                         --                 --                      --
                               --------------       ------------            ------------
 Total Liabilities                    161,470                428                     448
                               --------------       ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $273,208,506         $4,371,628              $1,356,606
                               ==============       ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   WELLS FARGO
                                                   ADVANTAGE VT
                                 GOVERNMENT      ASSET ALLOCATION
                                  PORTFOLIO            FUND
                                 SUB-ACCOUNT       SUB-ACCOUNT
-------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                 --               --
   Class 1                                 --               --
   Class II                         3,744,502               --
   Class 2                                 --               --
   Class X                                 --               --
   Class Y                                 --               --
   Other                                   --           44,597
                                =============       ==========
  Cost:
   Class I                                 --               --
   Class 1                                 --               --
   Class II                       $34,779,766               --
   Class 2                                 --               --
   Class X                                 --               --
   Class Y                                 --               --
   Other                                   --         $590,823
                                =============       ==========
  Market Value:
   Class I                                 --               --
   Class 1                                 --               --
   Class II                       $35,610,215               --
   Class 2                                 --               --
   Class X                                 --               --
   Class Y                                 --               --
   Other                                   --         $652,903
 Due from Hartford Life and
  Annuity Insurance Company                --               --
 Receivable from fund shares
  sold                                 61,271              469
 Other assets                              --               --
                                -------------       ----------
 Total Assets                      35,671,486          653,372
                                -------------       ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            61,271              469
 Payable for fund shares
  purchased                                --               --
 Other liabilities                         --               --
                                -------------       ----------
 Total Liabilities                     61,271              469
                                -------------       ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $35,610,215         $652,903
                                =============       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO           WELLS FARGO            WELLS FARGO            WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT           ADVANTAGE VT          ADVANTAGE VT
                                   TOTAL RETURN         EQUITY INCOME          C&B LARGE CAP          LARGE COMPANY
                                    BOND FUND                FUND                VALUE FUND             CORE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                    --                      --                   --
   Class 1                                  --                    --                      --                   --
   Class II                                 --                    --                      --                   --
   Class 2                                  --                    --                      --                   --
   Class X                                  --                    --                      --                   --
   Class Y                                  --                    --                      --                   --
   Other                                78,044                21,044                 144,699                2,893
                                    ==========            ==========            ============            =========
  Cost:
   Class I                                  --                    --                      --                   --
   Class 1                                  --                    --                      --                   --
   Class II                                 --                    --                      --                   --
   Class 2                                  --                    --                      --                   --
   Class X                                  --                    --                      --                   --
   Class Y                                  --                    --                      --                   --
   Other                              $765,842              $357,207              $1,507,001              $48,022
                                    ==========            ==========            ============            =========
  Market Value:
   Class I                                  --                    --                      --                   --
   Class 1                                  --                    --                      --                   --
   Class II                                 --                    --                      --                   --
   Class 2                                  --                    --                      --                   --
   Class X                                  --                    --                      --                   --
   Class Y                                  --                    --                      --                   --
   Other                              $775,752              $394,359              $1,590,246              $46,166
 Due from Hartford Life and
  Annuity Insurance Company                  9                    --                  13,239                   --
 Receivable from fund shares
  sold                                      --                    23                      --                    3
 Other assets                                9                    --                      --                   --
                                    ----------            ----------            ------------            ---------
 Total Assets                          775,770               394,382               1,603,485               46,169
                                    ----------            ----------            ------------            ---------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                 --                    23                      --                    3
 Payable for fund shares
  purchased                                  9                    --                  13,239                   --
 Other liabilities                          --                    --                      --                   --
                                    ----------            ----------            ------------            ---------
 Total Liabilities                           9                    23                  13,239                    3
                                    ----------            ----------            ------------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $775,761              $394,359              $1,590,246              $46,166
                                    ==========            ==========            ============            =========

                                   WELLS FARGO            WELLS FARGO             WELLS FARGO
                                   ADVANTAGE VT           ADVANTAGE VT            ADVANTAGE VT
                                  INTERNATIONAL          LARGE COMPANY            MONEY MARKET
                                    CORE FUND             GROWTH FUND                 FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                  --                      --                      --
   Class 1                                  --                      --                      --
   Class II                                 --                      --                      --
   Class 2                                  --                      --                      --
   Class X                                  --                      --                      --
   Class Y                                  --                      --                      --
   Other                                22,865                 493,920                 869,459
                                    ==========            ============            ============
  Cost:
   Class I                                  --                      --                      --
   Class 1                                  --                      --                      --
   Class II                                 --                      --                      --
   Class 2                                  --                      --                      --
   Class X                                  --                      --                      --
   Class Y                                  --                      --                      --
   Other                              $202,419              $4,579,674                $869,459
                                    ==========            ============            ============
  Market Value:
   Class I                                  --                      --                      --
   Class 1                                  --                      --                      --
   Class II                                 --                      --                      --
   Class 2                                  --                      --                      --
   Class X                                  --                      --                      --
   Class Y                                  --                      --                      --
   Other                              $236,883              $5,097,254                $869,459
 Due from Hartford Life and
  Annuity Insurance Company             11,988                   7,342                      --
 Receivable from fund shares
  sold                                      --                      --               1,150,286
 Other assets                               --                      --                       2
                                    ----------            ------------            ------------
 Total Assets                          248,871               5,104,596               2,019,747
                                    ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                 --                      --               1,150,286
 Payable for fund shares
  purchased                             11,988                   7,342                      --
 Other liabilities                          --                      --                      --
                                    ----------            ------------            ------------
 Total Liabilities                      11,988                   7,342               1,150,286
                                    ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $236,883              $5,097,254                $869,461
                                    ==========            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     WELLS FARGO                                  WELLS FARGO
                                     ADVANTAGE VT           WELLS FARGO           ADVANTAGE VT          WELLS FARGO
                                      SMALL CAP             ADVANTAGE VT         SMALL/MID CAP          ADVANTAGE VT
                                     GROWTH FUND           DISCOVERY FUND          VALUE FUND         OPPORTUNITY FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class I                                     --                    --                    --                    --
   Class 1                                     --                    --                    --                    --
   Class II                                    --                    --                    --                    --
   Class 2                                     --                    --                    --                    --
   Class X                                     --                    --                    --                    --
   Class Y                                     --                    --                    --                    --
   Other                                  337,573                15,483                22,818                36,213
                                     ============            ==========            ==========            ==========
  Cost:
   Class I                                     --                    --                    --                    --
   Class 1                                     --                    --                    --                    --
   Class II                                    --                    --                    --                    --
   Class 2                                     --                    --                    --                    --
   Class X                                     --                    --                    --                    --
   Class Y                                     --                    --                    --                    --
   Other                               $3,111,037              $257,961              $301,729              $874,096
                                     ============            ==========            ==========            ==========
  Market Value:
   Class I                                     --                    --                    --                    --
   Class 1                                     --                    --                    --                    --
   Class II                                    --                    --                    --                    --
   Class 2                                     --                    --                    --                    --
   Class X                                     --                    --                    --                    --
   Class Y                                     --                    --                    --                    --
   Other                               $3,271,086              $311,361              $252,822              $797,769
 Due from Hartford Life and
  Annuity Insurance Company                 5,293                    --                    --                    --
 Receivable from fund shares
  sold                                         --                    14                    11                    31
 Other assets                                  --                    --                    --                    --
                                     ------------            ----------            ----------            ----------
 Total Assets                           3,276,379               311,375               252,833               797,800
                                     ------------            ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    --                    14                    11                    31
 Payable for fund shares
  purchased                                 5,293                    --                    --                    --
 Other liabilities                              1                    --                    --                    --
                                     ------------            ----------            ----------            ----------
 Total Liabilities                          5,294                    14                    11                    31
                                     ------------            ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $3,271,085              $311,361              $252,822              $797,769
                                     ============            ==========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                UNITS          MINIMUM            MAXIMUM
                                                               OWNED BY       UNIT FAIR          UNIT FAIR         CONTRACT
                                                             PARTICIPANTS      VALUE #            VALUE #          LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD (BY
 SUB-ACCOUNT):
AllianceBernstein VP Balanced Wealth Strategy Portfolio
 -- Class B                                                       9,005,086    $12.043388  to     $12.638593         $111,082,831
AllianceBernstein VP Global Research Growth Portfolio --
 Class B                                                            587,786     14.595740  to      15.251626            8,759,657
AllianceBernstein VP International Value Portfolio --
 Class B                                                         24,501,801     10.203042  to      15.623839          373,237,340
AllianceBernstein VP Small/Mid Cap Value Portfolio --
 Class B                                                          3,293,589     11.560375  to      12.131787           38,981,650
AllianceBernstein VP Value Portfolio -- Class B                  12,313,803     11.286935  to      11.844777          142,348,576
AllianceBernstein VPS International Growth Portfolio --
 Class B                                                            157,776     10.502108  to      10.541737            1,658,536
American Funds Global Growth Fund -- Class 2                      6,494,278      1.889019  to      17.985042           86,626,514
American Funds Growth Fund -- Class 2                            43,188,755      1.546007  to      16.007709          504,494,375
American Funds Growth-Income Fund -- Class 2                     33,090,069      1.385135  to      14.739170          457,021,922
American Funds International Fund -- Class 2                     14,653,070      2.097855  to      19.459913          208,114,100
American Funds Global Small Capitalization Fund --
 Class 2                                                          3,363,920      2.472943  to      25.430467           65,484,692
Fidelity VIP Equity-Income -- Class SRV2                         12,001,652     11.916841  to      12.505825          146,501,961
Fidelity VIP Growth -- Class SRV2                                 5,026,049     13.561428  to      14.231633           69,706,517
Fidelity VIP Contrafund -- Class SRV2                            48,314,374     13.989471  to      14.680736          693,439,581
Fidelity VIP Mid Cap -- Class SRV2                               11,574,134     13.697774  to      14.374716          162,398,299
Fidelity VIP Value Strategies -- Class SRV2                       1,400,730     12.028191  to      12.622679           17,213,019
Fidelity VIP Dynamic Capital Appreciation Portfolio --
 Class 2                                                             10,732      9.535023  to       9.571139              102,512
Franklin Small-Mid Cap Growth Securities Fund -- Class 2          6,282,881      1.291354  to      14.871642           58,287,167
Franklin Strategic Income Securities Fund -- Class 1              7,898,206      1.494425  to      16.301738          119,078,594
Franklin Mutual Shares Securities Fund -- Class 2                10,723,297      1.528406  to      17.873570          180,006,576
Templeton Developing Markets Securities Fund -- Class 1           1,594,007      3.416340  to      29.724964           41,261,799
Templeton Growth Securities Fund -- Class 2                       4,182,301      1.522683  to      16.124366           62,671,962
Hartford Advisers HLS Fund -- Class IA                           32,695,784      1.215681  to       5.518244           50,978,655
Hartford LargeCap Growth HLS Fund -- Class IA                         9,923      9.794897  to       9.819592               97,329
Hartford Total Return Bond HLS Fund -- Class IA                 340,349,333      1.436363  to      13.808135          631,789,863
Hartford Dividend and Growth HLS Fund -- Class IA               271,469,869      1.596005  to       4.179487          553,217,578
Hartford Fundamental Growth HLS Fund -- Class IA                  3,089,456      1.252075  to       1.359522            4,006,844
Hartford Global Advisers HLS Fund -- Class IA                     7,351,333      1.443701  to      11.362948           12,257,247
Hartford Global Growth HLS Fund -- Class IA                      12,371,657      1.698782  to      14.203088           29,568,718
Hartford Disciplined Equity HLS Fund -- Class IA                399,914,329      1.221724  to      12.618494          553,991,293
Hartford Growth HLS Fund -- Class IA                             23,412,290      1.464573  to       1.576049           35,535,145
Hartford Growth Opportunities HLS Fund -- Class IA               80,654,887      1.948859  to      20.434681          170,336,788
Hartford High Yield HLS Fund -- Class IA                         31,831,396      1.352034  to      11.936834           46,131,862
Hartford Index HLS Fund -- Class IA                              17,888,953      1.143306  to       5.606271           28,465,773
Hartford International Growth HLS Fund -- Class IA               53,439,731      1.907291  to      11.912146          106,341,409
Hartford International Small Company HLS Fund --
 Class IA                                                        23,094,487      2.332801  to      10.174677           55,690,059
Hartford International Opportunities HLS Fund -- Class
 IA                                                              88,976,179      1.710094  to      12.227564          178,761,948

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                UNITS          MINIMUM            MAXIMUM
                                                               OWNED BY       UNIT FAIR          UNIT FAIR         CONTRACT
                                                             PARTICIPANTS      VALUE #            VALUE #          LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Hartford Mid Cap Growth HLS Fund -- Class IA                         20,272     $9.771745  to      $9.808732             $198,514
Hartford Money Market HLS Fund -- Class IA                      113,138,301      1.038826  to       2.067045          147,098,443
Hartford Mortgage Securities HLS Fund -- Class IA                 8,612,314      1.312991  to       3.034214           14,305,526
Hartford Small Cap Value HLS Fund -- Class IA                        11,554      9.095988  to       9.130446              105,348
Hartford Small Company HLS Fund -- Class IA                      23,605,363      1.546238  to       2.904548           48,933,910
Hartford SmallCap Growth HLS Fund -- Class IA                    31,094,786      1.311438  to      13.540773           43,288,794
Hartford Stock HLS Fund -- Class IA                              41,328,999      1.113667  to       7.036465           58,724,311
Hartford U.S. Government Securities HLS Fund --
 Class IA                                                       267,793,076      1.098120  to       1.184437          304,224,651
Hartford Value HLS Fund -- Class IA                              43,232,949      1.386464  to       1.505403           62,130,831
Hartford Value Opportunities HLS Fund -- Class IA                42,749,902      1.447249  to      16.773721           65,275,712
Hartford Equity Income HLS Fund -- Class IA                      26,304,703      1.450037  to       1.541964           39,635,990
Lord Abbett All Value Portfolio -- Class VC                       3,122,344     12.188854  to      12.791256           39,255,607
Lord Abbett America's Value Portfolio -- Class VC                 2,731,366     11.424297  to      11.971920           32,294,128
Lord Abbett Bond Debenture Fund -- Class VC                       6,583,454     10.916673  to      11.456197           73,921,452
Lord Abbett Growth and Income Portfolio -- Class VC              25,942,407     11.696028  to      12.274113          312,100,890
Lord Abbett Large Cap Core Fund -- Class VC                       1,232,783     12.520156  to      13.100410           15,872,902
MFS Core Equity Series -- Class INIT                              1,150,059      1.216627  to      10.433334            9,089,506
MFS Emerging Growth Series -- Class INIT                          1,646,922      1.363595  to      10.254739           11,452,410
MFS Investors Growth Stock Series -- Class INIT                   1,028,826      1.159127  to       9.316867            7,760,220
MFS Investors Trust Series -- Class INIT                          2,233,510      1.331219  to      10.748457           23,135,876
MFS Total Return Series -- Class INIT                            15,723,628      1.329842  to      14.851084          222,206,384
Equity and Income -- Class II                                     1,808,654     14.482570  to      15.230246           26,951,375
Core Plus Fixed Income -- Class I                                10,035,224      1.239946  to      14.601703          134,242,841
Emerging Markets Debt -- Class I                                    589,272      1.784655  to      23.376960           11,425,962
Emerging Markets Equity -- Class I                                1,028,689      3.579275  to      31.733290           29,643,816
Emerging Markets Equity -- Class II                               4,031,600     13.517536  to      23.038258           90,301,035
High Yield -- Class I                                             2,100,853      1.391435  to      11.743825           23,254,035
Mid Cap Growth -- Class II                                        2,294,628     14.842715  to      15.576117           34,925,683
U.S. Mid Cap Value -- Class I                                     4,351,308      1.554834  to      21.228770           76,902,357
U.S. Mid Cap Value -- Class II                                    1,860,051     13.406446  to      14.068913           25,631,343
Focus Growth -- Class X                                           7,253,916      1.333634  to      34.400937          112,755,168
Focus Growth -- Class Y                                           4,146,445      8.036551  to       8.547613           34,721,996
Balanced Growth -- Class X                                        3,312,629      1.356218  to      26.142135           35,788,154
Balanced Growth -- Class Y                                        1,787,016     13.762785  to      14.637810           25,562,553
Capital Opportunities -- Class X                                  1,396,202      1.508588  to      14.309407           14,665,340
Capital Opportunities -- Class Y                                  2,269,201      5.111479  to       5.436497           12,059,213
Developing Growth -- Class X                                      1,731,629      1.925822  to      40.660810           34,280,472
Developing Growth -- Class Y                                      1,010,482     10.806114  to      11.493181           11,297,799
Flexible Income -- Class X                                        2,197,455      1.397865  to      14.845269           20,984,421
Flexible Income -- Class Y                                        1,921,239     11.282737  to      12.000085           22,484,118
Dividend Growth -- Class X                                        9,093,409      1.226769  to      30.498692          134,110,537
Dividend Growth -- Class Y                                        3,600,639     12.275072  to      13.055590           45,918,713
Global Equity -- Class X                                          3,336,636      1.696135  to      25.914544           46,253,768
Global Equity -- Class Y                                            815,141     11.805397  to      12.555943            9,980,109
Growth -- Class X                                                 1,427,488      1.376764  to      24.554060           18,984,227
Growth -- Class Y                                                 3,163,075      8.205665  to       8.727445           26,714,456

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                UNITS          MINIMUM            MAXIMUM
                                                               OWNED BY       UNIT FAIR          UNIT FAIR         CONTRACT
                                                             PARTICIPANTS      VALUE #            VALUE #          LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Money Market -- Class X                                           3,018,784     $1.072322  to     $13.835207          $34,226,307
Money Market -- Class Y                                           7,582,801     10.215179  to      10.864720           79,907,235
Utilities -- Class X                                              2,027,972      1.879656  to      37.850885           43,684,132
Utilities -- Class Y                                              1,442,316     11.449522  to      12.177150           17,249,712
Equally Weighted S&P 500 -- Class X                               4,003,731      1.491161  to      36.694511           65,859,992
Equally Weighted S&P 500 -- Class Y                               5,788,884     15.263891  to      16.234315           91,236,869
Small Company Growth -- Class II                                  1,221,869     13.404473  to      13.969089           16,715,855
Global Franchise -- Class II                                      2,074,434     18.455152  to      19.407659           39,234,127
Oppenheimer Midcap Fund -- Class SRV                                503,937     11.376060  to      11.938399            5,873,457
Oppenheimer Capital Appreciation Fund -- Class SRV                9,006,654     12.205811  to      12.809096          112,642,957
Oppenheimer Global Securities Fund -- Class SRV                  27,305,261     10.304583  to      14.137670          377,640,436
Oppenheimer Main Street Fund -- Class SRV                         1,651,874     11.763316  to      12.344736           19,918,293
Oppenheimer Main Street Small Cap Fund -- Class SRV              15,083,178     11.644211  to      12.219796          179,862,063
Putnam Diversified Income -- Class IB                             3,970,822     13.809063  to      18.865269           69,232,678
Putnam Global Asset Allocation -- Class IB                          739,114     11.125158  to      38.469378           18,176,611
Putnam Growth and Income -- Class IB                                386,630     11.144502  to      55.693138           11,278,271
Putnam VT International Growth and Income Fund --
 Class IB                                                            24,414      9.734619  to       9.771491              238,086
Putnam International Equity -- Class IB                           9,294,934     10.270794  to      26.666709          180,152,729
Putnam Investors -- Class IB                                      5,022,254      6.842189  to      10.573923           46,830,608
Putnam New Value -- Class IB                                      1,375,768     14.754219  to      21.041934           27,534,749
Putnam Small Cap Value -- Class IB                                5,598,150     19.242065  to      23.443202          123,469,422
Putnam The George Putnam Fund of Boston -- Class IB               2,141,873     12.282903  to      14.135785           28,639,703
Putnam Vista -- Class IB                                            298,658      5.606900  to      17.006719            3,201,258
Putnam Voyager -- Class IB                                          207,480      5.533992  to      58.316205            3,018,074
Enterprise -- Class I                                               846,343      1.166429  to       9.935661            6,438,909
Enterprise -- Class II                                              805,065      6.329218  to       6.731727            5,298,334
Growth and Income -- Class I                                      2,534,190      1.461243  to      16.726355           26,221,620
Growth and Income -- Class II                                    12,694,550     16.242615  to      17.327605          214,399,289
Comstock -- Class II                                             16,965,658     15.537611  to      16.457983          273,147,822
Strategic Growth -- Class II                                        292,213     14.590661  to      15.344436            4,371,628
Aggressive Growth Portfolio -- Class II                              97,948     13.551542  to      14.122344            1,356,606
Government Portfolio -- Class II                                  3,315,291     10.536728  to      10.975127           35,610,215
Wells Fargo Advantage VT Asset Allocation Fund                      480,911      1.340980  to       1.417654              652,903
Wells Fargo Advantage VT Total Return Bond Fund                     638,429      1.189547  to       1.257584              775,761
Wells Fargo Advantage VT Equity Income Fund                         286,176      1.363417  to       1.441381              394,359
Wells Fargo Advantage VT C&B Large Cap Value Fund                 1,244,507      1.236794  to       1.305124            1,590,246
Wells Fargo Advantage VT Large Company Core Fund                     42,322      1.083419  to       1.143314               46,166
Wells Fargo Advantage VT International Core Fund                    151,635      1.546543  to       1.631868              236,883
Wells Fargo Advantage VT Large Company Growth Fund                4,563,201      1.086651  to       1.148817            5,097,254
Wells Fargo Advantage VT Money Market Fund                          838,624      1.015616  to       1.071732              869,461
Wells Fargo Advantage VT Small Cap Growth Fund                    2,101,324      1.512039  to       1.598511            3,271,085
Wells Fargo Advantage VT Discovery Fund                              20,419     14.952864  to      15.443882              311,361
Wells Fargo Advantage VT Small/Mid Cap Value Fund                    18,794     13.173244  to      13.605746              252,822
Wells Fargo Advantage VT Opportunity Fund                            63,191     12.463044  to      12.707062              797,769

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                UNITS          MINIMUM            MAXIMUM
                                                               OWNED BY       UNIT FAIR          UNIT FAIR         CONTRACT
                                                             PARTICIPANTS      VALUE #            VALUE #          LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ANNUITY PERIOD (BY
 SUB-ACCOUNT):
AllianceBernstein VP International Value Portfolio --
 Class B                                                             24,380    $15.251701  to     $15.623839             $378,531
AllianceBernstein VP Small/Mid Cap Value Portfolio --
 Class B                                                             17,405     11.994853  to      12.131787              210,808
AllianceBernstein VP Value Portfolio -- Class B                      25,997     11.562496  to      11.844777              306,808
American Funds Global Growth Fund -- Class 2                          1,642     17.985042  to      17.985042               29,529
American Funds Growth Fund -- Class 2                                11,775     11.067960  to      16.007709              149,644
American Funds Growth-Income Fund -- Class 2                         10,382     14.312389  to      14.739170              151,608
American Funds International Fund -- Class 2                          3,739     13.433973  to      19.459913               59,263
Fidelity VIP Equity-Income -- Class SRV2                              5,944     12.207771  to      12.364681               73,483
Fidelity VIP Growth -- Class SRV2                                     2,681     14.071015  to      14.071015               37,730
Fidelity VIP Contrafund -- Class SRV2                                24,755     14.515095  to      14.680736              362,224
Fidelity VIP Mid Cap -- Class SRV2                                   30,073     14.212488  to      14.374716              432,224
Franklin Small-Mid Cap Growth Securities Fund -- Class 2                525      8.487515  to      14.871642                4,599
Franklin Strategic Income Securities Fund -- Class 1                    632     16.301738  to      16.301738               10,298
Franklin Mutual Shares Securities Fund -- Class 2                     4,275     17.617223  to      17.873570               75,843
Templeton Growth Securities Fund -- Class 2                             994     16.124366  to      16.124366               16,027
Hartford Advisers HLS Fund -- Class IA                               34,077      1.257619  to       1.257619               42,856
Hartford Total Return Bond HLS Fund -- Class IA                     378,578      1.564006  to       3.269488              593,587
Hartford Dividend and Growth HLS Fund -- Class IA                   129,995      1.748028  to       1.748028              227,235
Hartford Disciplined Equity HLS Fund -- Class IA                    338,440      1.255550  to       1.485253              425,553
Hartford Growth HLS Fund -- Class IA                                  3,543      1.549411  to       1.549411                5,490
Hartford High Yield HLS Fund -- Class IA                              4,805      1.390217  to       1.405961                6,689
Hartford International Growth HLS Fund -- Class IA                    3,053      2.030997  to       2.030997                6,201
Hartford International Small Company HLS Fund
 Class IA                                                            14,207      2.484107  to       2.484107               35,293
Hartford International Opportunities HLS Fund -- Class
 IA                                                                  61,774      1.732516  to       3.154074              107,314
Hartford Money Market HLS Fund -- Class IA                            8,202      1.185768  to       2.012297               10,315
Hartford Mortgage Securities HLS Fund -- Class IA                    33,043      1.392150  to       1.392150               46,001
Hartford Small Company HLS Fund -- Class IA                         113,297      1.778842  to       1.827464              206,829
Hartford SmallCap Growth HLS Fund -- Class IA                        41,880      1.390728  to       1.414586               59,019
Hartford U.S. Government Securities HLS Fund --
 Class IA                                                           255,435      1.135132  to       1.164462              297,375
Hartford Value HLS Fund -- Class IA                                   9,569      1.477075  to       1.477075               14,135
Hartford Equity Income HLS Fund -- Class IA                           2,772      1.520541  to       1.520541                4,215
Lord Abbett All Value Portfolio -- Class VC                             392     12.646901  to      12.646901                4,958
Lord Abbett America's Value Portfolio -- Class VC                       637     11.836825  to      11.836825                7,539
Lord Abbett Bond Debenture Fund -- Class VC                             308     11.326886  to      11.326886                3,488
Lord Abbett Growth and Income Portfolio -- Class VC                   5,764     12.135566  to      12.135566               69,955
MFS Core Equity Series -- Class INIT                                     26     10.433334  to      10.433334                  268
MFS Emerging Growth Series -- Class INIT                                 29     10.254739  to      10.254739                  294
MFS Total Return Series -- Class INIT                                 2,533     14.812565  to      14.851084               37,551
Core Plus Fixed Income -- Class I                                     4,842     13.944482  to      14.601703               68,822
Emerging Markets Equity -- Class I                                      192     31.733290  to      31.733290                6,083
High Yield -- Class I                                                   374     11.743825  to      11.743825                4,390

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                UNITS          MINIMUM            MAXIMUM
                                                               OWNED BY       UNIT FAIR          UNIT FAIR         CONTRACT
                                                             PARTICIPANTS      VALUE #            VALUE #          LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value -- Class I                                         2,533    $15.289466  to     $19.598934              $41,563
Focus Growth -- Class X                                               9,189     34.400937  to      34.400937              316,108
Focus Growth -- Class Y                                                 132      8.547613  to       8.547613                1,127
Balanced Growth -- Class X                                            6,366     26.142135  to      26.142135              166,408
Balanced Growth -- Class Y                                               77     14.637810  to      14.637810                1,125
Capital Opportunities -- Class X                                        569     14.309407  to      14.309407                8,144
Developing Growth -- Class X                                          2,723     40.660810  to      40.660810              110,729
Flexible Income -- Class X                                            7,120     14.845269  to      14.845269              105,702
Dividend Growth -- Class X                                           18,150     30.498692  to      30.498692              553,542
Dividend Growth -- Class Y                                               79     13.055590  to      13.055590                1,029
Global Equity -- Class X                                              5,199     25.914544  to      25.914544              134,730
Growth -- Class X                                                     2,533     24.554060  to      24.554060               62,197
Money Market -- Class X                                               4,683     13.835207  to      13.835207               64,788
Utilities -- Class X                                                  3,592     37.850885  to      37.850885              135,965
Equally Weighted S&P 500 -- Class X                                   5,302     36.694511  to      36.694511              194,555
Oppenheimer Capital Appreciation Fund -- Class SRV                    8,399     12.664534  to      12.664534              106,367
Oppenheimer Global Securities Fund -- Class SRV                      14,579     13.978128  to      14.137670              205,140
Oppenheimer Main Street Small Cap Fund -- Class SRV                   8,539     11.928542  to      12.081858              103,155
Putnam International Equity -- Class IB                               4,371     25.598241  to      26.230023              114,637
Putnam Investors -- Class IB                                          1,502     10.400750  to      10.400750               15,626
Putnam Small Cap Value -- Class IB                                    2,686     23.059278  to      23.059278               61,931
Putnam The George Putnam Fund of Boston -- Class IB                     358     13.606177  to      13.606177                4,866
Enterprise -- Class I                                                 1,034      9.697231  to       9.697231               10,028
Growth and Income -- Class I                                          2,643     16.489414  to      16.489414               43,586
Growth and Income -- Class II                                         2,733     17.327605  to      17.327605               47,350
Comstock -- Class II                                                  3,688     16.264048  to      16.457983               60,684

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED           ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY        VP GLOBAL RESEARCH
                                       PORTFOLIO            GROWTH PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,738,695                  $8,580
                                     -------------             -----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (1,336,595)               (102,971)
                                     -------------             -----------
  Net investment income (loss)             402,100                 (94,391)
                                     -------------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (2,976)                  9,663
 Net realized gain on
  distributions                          1,280,525                 214,093
 Net unrealized appreciation
  (depreciation) of
  investments during the year              287,536                 444,013
                                     -------------             -----------
  Net gain (loss) on
   investments                           1,565,085                 667,769
                                     -------------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $1,967,185                $573,378
                                     =============             ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN                                 ALLIANCEBERNSTEIN
                                  VP INTERNATIONAL         VP SMALL/MID CAP         ALLIANCEBERNSTEIN        VPS INTERNATIONAL
                                   VALUE PORTFOLIO          VALUE PORTFOLIO         VP VALUE PORTFOLIO       GROWTH PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,296,117                 $235,670                $1,486,570                  $914
                                    -------------            -------------            --------------             ---------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges           (5,242,888)                (560,206)               (2,068,622)               (1,307)
                                    -------------            -------------            --------------             ---------
  Net investment income
   (loss)                              (1,946,771)                (324,536)                 (582,052)                 (393)
                                    -------------            -------------            --------------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   142,243                 (436,610)                  (17,907)               (1,283)
 Net realized gain on
  distributions                        12,354,334                2,204,203                 3,395,552                33,177
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,897,215)              (3,350,592)              (11,939,265)              (36,771)
                                    -------------            -------------            --------------             ---------
  Net gain (loss) on
   investments                         10,599,362               (1,582,999)               (8,561,620)               (4,877)
                                    -------------            -------------            --------------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $8,652,591              $(1,907,535)              $(9,143,672)              $(5,270)
                                    =============            =============            ==============             =========

                                   AMERICAN FUNDS                                      AMERICAN FUNDS
                                    GLOBAL GROWTH            AMERICAN FUNDS            GROWTH-INCOME
                                        FUND                  GROWTH FUND                   FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,271,257                $3,936,462                $7,180,318
                                    -------------            --------------            --------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges           (1,591,457)              (10,016,400)               (9,366,566)
                                    -------------            --------------            --------------
  Net investment income
   (loss)                                 679,800                (6,079,938)               (2,186,248)
                                    -------------            --------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 2,655,353                15,292,272                16,342,076
 Net realized gain on
  distributions                         3,448,716                35,677,987                16,171,874
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,349,933                 5,744,139               (14,081,754)
                                    -------------            --------------            --------------
  Net gain (loss) on
   investments                          9,454,002                56,714,398                18,432,196
                                    -------------            --------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $10,133,802               $50,634,460               $16,245,948
                                    =============            ==============            ==============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             AMERICAN FUNDS
                                                              GLOBAL SMALL
                                    AMERICAN FUNDS           CAPITALIZATION
                                  INTERNATIONAL FUND              FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $2,957,624               $1,912,168
                                     -------------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (3,860,039)              (1,277,799)
                                     -------------            -------------
  Net investment income (loss)            (902,415)                 634,369
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  2,039,998                1,696,605
 Net realized gain on
  distributions                          9,660,024                5,105,790
 Net unrealized appreciation
  (depreciation) of
  investments during the year           21,314,900                4,015,478
                                     -------------            -------------
  Net gain (loss) on
   investments                          33,014,922               10,817,873
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $32,112,507              $11,452,242
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                FIDELITY VIP        FIDELITY VIP         FIDELITY VIP        FIDELITY VIP
                               EQUITY-INCOME           GROWTH             CONTRAFUND            MID CAP
                                SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $2,431,689            $150,732           $4,810,896            $682,301
                               --------------       -------------       --------------       -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges       (2,107,057)           (819,315)          (8,165,750)         (2,257,243)
                               --------------       -------------       --------------       -------------
  Net investment income
   (loss)                             324,632            (668,583)          (3,354,854)         (1,574,942)
                               --------------       -------------       --------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                20,573             249,422              (69,615)            224,512
 Net realized gain on
  distributions                    12,277,439              44,409          164,030,575          10,819,287
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (14,699,800)         11,380,965          (87,524,889)          6,808,107
                               --------------       -------------       --------------       -------------
  Net gain (loss) on
   investments                     (2,401,788)         11,674,796           76,436,071          17,851,906
                               --------------       -------------       --------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(2,077,156)        $11,006,213          $73,081,217         $16,276,964
                               ==============       =============       ==============       =============

                                                               FIDELITY VIP
                                                             DYNAMIC CAPITAL       FRANKLIN SMALL-MID
                                        FIDELITY VIP           APPRECIATION            CAP GROWTH
                                      VALUE STRATEGIES          PORTFOLIO            SECURITIES FUND
                                         SUB-ACCOUNT         SUB-ACCOUNT (A)           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $73,785                  $81                      $ --
                                         -----------             --------             -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges                (272,091)                (111)               (1,176,815)
                                         -----------             --------             -------------
  Net investment income
   (loss)                                   (198,306)                 (30)               (1,176,815)
                                         -----------             --------             -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (349,118)              (4,023)                1,804,270
 Net realized gain on
  distributions                              851,596                6,797                 4,522,529
 Net unrealized appreciation
  (depreciation) of
  investments during the year               (996,745)              (7,487)                  291,305
                                         -----------             --------             -------------
  Net gain (loss) on
   investments                              (494,267)              (4,713)                6,618,104
                                         -----------             --------             -------------
  Net increase (decrease) in
   net assets resulting from
   operations                              $(692,573)             $(4,743)               $5,441,289
                                         ===========             ========             =============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  FRANKLIN STRATEGIC         FRANKLIN MUTUAL
                                   INCOME SECURITIES        SHARES SECURITIES
                                         FUND                     FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $6,189,872               $2,827,099
                                     -------------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (2,229,114)              (3,731,693)
                                     -------------            -------------
  Net investment income (loss)           3,960,758                 (904,594)
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                      2,812                5,671,077
 Net realized gain on
  distributions                            339,843                6,921,645
 Net unrealized appreciation
  (depreciation) of
  investments during the year              233,632               (8,248,672)
                                     -------------            -------------
  Net gain (loss) on
   investments                             576,287                4,344,050
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $4,537,045               $3,439,456
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                         HARTFORD
                                     TEMPLETON                                    HARTFORD               LARGECAP
                                 DEVELOPING MARKETS       TEMPLETON GROWTH        ADVISERS                GROWTH
                                  SECURITIES FUND          SECURITIES FUND        HLS FUND               HLS FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $953,376                 $930,094          $1,127,840               $181
                                    ------------            -------------       -------------             ------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (744,801)              (1,340,502)           (746,743)               (52)
                                    ------------            -------------       -------------             ------
  Net investment income
   (loss)                                208,575                 (410,408)            381,097                129
                                    ------------            -------------       -------------             ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                2,732,942                2,031,236             (18,703)                --
 Net realized gain on
  distributions                        2,858,930                2,967,648           5,364,113                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          3,078,962               (4,101,753)         (3,809,020)              (776)
                                    ------------            -------------       -------------             ------
  Net gain (loss) on
   investments                         8,670,834                  897,131           1,536,390               (776)
                                    ------------            -------------       -------------             ------
  Net increase (decrease) in
   net assets resulting from
   operations                         $8,879,409                 $486,723          $1,917,487              $(647)
                                    ============            =============       =============             ======

                                                           HARTFORD                HARTFORD
                                   HARTFORD TOTAL        DIVIDEND AND            FUNDAMENTAL
                                     RETURN BOND            GROWTH                  GROWTH
                                      HLS FUND             HLS FUND                HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT (B)
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $32,337,461           $9,035,748                $1,211
                                    -------------       --------------            ----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges           (8,139,587)          (6,711,001)              (44,989)
                                    -------------       --------------            ----------
  Net investment income
   (loss)                              24,197,874            2,324,747               (43,778)
                                    -------------       --------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    22,249               67,976               (18,485)
 Net realized gain on
  distributions                                --           40,863,517               224,970
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (7,928,908)         (21,311,474)              122,291
                                    -------------       --------------            ----------
  Net gain (loss) on
   investments                         (7,906,659)          19,620,019               328,776
                                    -------------       --------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $16,291,215          $21,944,766              $284,998
                                    =============       ==============            ==========

(a)  From inception September 20, 2007 to December 31, 2007.

(b) Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD                HARTFORD
                                   GLOBAL ADVISERS          GLOBAL GROWTH
                                       HLS FUND                HLS FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (C)
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $97,171                  $8,291
                                     ------------            ------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (135,230)               (288,935)
                                     ------------            ------------
  Net investment income (loss)            (38,059)               (280,644)
                                     ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    26,766                   9,781
 Net realized gain on
  distributions                           783,092               2,705,230
 Net unrealized appreciation
  (depreciation) of
  investments during the year             482,548               1,055,049
                                     ------------            ------------
  Net gain (loss) on
   investments                          1,292,406               3,770,060
                                     ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,254,347              $3,489,416
                                     ============            ============

(c)  Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                              HARTFORD
                             DISCIPLINED                                    HARTFORD GROWTH
                               EQUITY              HARTFORD GROWTH           OPPORTUNITIES            HARTFORD HIGH
                              HLS FUND                 HLS FUND                HLS FUND              YIELD HLS FUND
                             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                     $5,608,539                  $6,181                 $202,099               $3,558,426
                            -------------            ------------            -------------            -------------
EXPENSES:
 Mortality and Expense
  Risk and Administrative
  charges                      (8,412,148)               (434,387)              (1,811,657)                (641,300)
                            -------------            ------------            -------------            -------------
  Net investment income
   (loss)                      (2,803,609)               (428,206)              (1,609,558)               2,917,126
                            -------------            ------------            -------------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions        (11,116)                 45,299                    3,592                    1,358
 Net realized gain on
  distributions                 1,867,280               2,235,919               24,609,064                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                         30,900,843               2,225,660                1,945,249               (2,787,024)
                            -------------            ------------            -------------            -------------
  Net gain (loss) on
   investments                 32,757,007               4,506,878               26,557,905               (2,785,666)
                            -------------            ------------            -------------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations            $29,953,398              $4,078,672              $24,948,347                 $131,460
                            =============            ============            =============            =============

                                                           HARTFORD                 HARTFORD
                                                         INTERNATIONAL            INTERNATIONAL
                                HARTFORD INDEX              GROWTH                SMALL COMPANY
                                   HLS FUND                HLS FUND                 HLS FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT (D)            SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $476,949                 $678,657                 $947,037
                                 ------------            -------------            -------------
EXPENSES:
 Mortality and Expense
  Risk and Administrative
  charges                            (425,607)              (1,162,110)                (874,308)
                                 ------------            -------------            -------------
  Net investment income
   (loss)                              51,342                 (483,453)                  72,729
                                 ------------            -------------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions             39,444                   99,274                   14,771
 Net realized gain on
  distributions                     1,585,508               16,708,538                8,568,561
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (998,879)                (801,199)              (5,906,861)
                                 ------------            -------------            -------------
  Net gain (loss) on
   investments                        626,073               16,006,613                2,676,471
                                 ------------            -------------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                   $677,415              $15,523,160               $2,749,200
                                 ============            =============            =============

(d) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  HARTFORD
                                INTERNATIONAL
                                OPPORTUNITIES         HARTFORD MID CAP
                                  HLS FUND            GROWTH HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT (A)
------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $1,837,966                 $414
                                -------------             --------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges       (2,324,695)                (119)
                                -------------             --------
  Net investment income (loss)       (486,729)                 295
                                -------------             --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               922,300                    1
 Net realized gain on
  distributions                    31,451,114                8,218
 Net unrealized appreciation
  (depreciation) of
  investments during the year       1,350,430               (8,820)
                                -------------             --------
  Net gain (loss) on
   investments                     33,723,844                 (601)
                                -------------             --------
  Net increase (decrease) in
   net assets resulting from
   operations                     $33,237,115                $(306)
                                =============             ========

(a)  From inception September 20, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                              HARTFORD
                                      HARTFORD                MORTGAGE           HARTFORD SMALL        HARTFORD SMALL
                                    MONEY MARKET             SECURITIES            CAP VALUE               COMPANY
                                      HLS FUND                HLS FUND              HLS FUND              HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT (A)          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $5,123,159               $781,755                $650                 $104,908
                                    -------------            -----------            --------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges           (1,734,557)              (208,199)                (65)                (366,821)
                                    -------------            -----------            --------            -------------
  Net investment income
   (loss)                               3,388,602                573,556                 585                 (261,913)
                                    -------------            -----------            --------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                        --                  1,300              (1,208)                   4,071
 Net realized gain on
  distributions                                --                     --               4,846                5,525,626
 Net unrealized appreciation
  (depreciation) of
  investments during the year                  --               (346,826)             (3,198)              (3,507,282)
                                    -------------            -----------            --------            -------------
  Net gain (loss) on
   investments                                 --               (345,526)                440                2,022,415
                                    -------------            -----------            --------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,388,602               $228,030              $1,025               $1,760,502
                                    =============            ===========            ========            =============

                                 HARTFORD                                        HARTFORD U.S.
                                 SMALLCAP                                         GOVERNMENT
                                  GROWTH               HARTFORD STOCK             SECURITIES
                                 HLS FUND                 HLS FUND                 HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $130,580                 $614,571               $9,104,038
                               -------------            -------------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges        (740,833)                (927,129)              (3,847,135)
                               -------------            -------------            -------------
  Net investment income
   (loss)                           (610,253)                (312,558)               5,256,903
                               -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (9,283)                 153,329                    7,810
 Net realized gain on
  distributions                    3,351,975                8,440,213                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (4,220,349)              (6,351,332)               1,498,031
                               -------------            -------------            -------------
  Net gain (loss) on
   investments                      (877,657)               2,242,210                1,505,841
                               -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(1,487,910)              $1,929,652               $6,762,744
                               =============            =============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             HARTFORD VALUE
                                   HARTFORD VALUE            OPPORTUNITIES
                                      HLS FUND                  HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $719,890                  $930,500
                                    -------------            --------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (524,433)               (1,147,920)
                                    -------------            --------------
  Net investment income
   (loss)                                 195,457                  (217,420)
                                    -------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    38,567                     9,648
 Net realized gain on
  distributions                         2,450,487                10,476,334
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (1,177,113)              (16,815,590)
                                    -------------            --------------
  Net gain (loss) on
   investments                          1,311,941                (6,329,608)
                                    -------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,507,398               $(6,547,028)
                                    =============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                                       LORD ABBETT
                                   EQUITY INCOME          LORD ABBETT ALL          AMERICA'S VALUE            LORD ABBETT
                                      HLS FUND            VALUE PORTFOLIO             PORTFOLIO           BOND DEBENTURE FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (E)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $841,214                $197,368                 $970,590               $4,420,863
                                    ------------            ------------            -------------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (473,035)               (470,911)                (333,019)                (838,873)
                                    ------------            ------------            -------------            -------------
  Net investment income
   (loss)                                368,179                (273,543)                 637,571                3,581,990
                                    ------------            ------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (19,069)                 49,082                   25,737                   41,612
 Net realized gain on
  distributions                        1,393,309               1,477,477                1,024,036                  239,107
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (205,041)                333,404               (1,590,107)              (1,490,530)
                                    ------------            ------------            -------------            -------------
  Net gain (loss) on
   investments                         1,169,199               1,859,963                 (540,334)              (1,209,811)
                                    ------------            ------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,537,378              $1,586,420                  $97,237               $2,372,179
                                    ============            ============            =============            =============

                                     LORD ABBETT              LORD ABBETT
                                      GROWTH AND               LARGE CAP               MFS CORE
                                   INCOME PORTFOLIO            CORE FUND             EQUITY SERIES
                                     SUB-ACCOUNT            SUB-ACCOUNT (F)         SUB-ACCOUNT (G)
-----------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $3,830,967                 $97,015                $32,680
                                    --------------            ------------            -----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (3,613,622)               (194,316)              (171,135)
                                    --------------            ------------            -----------
  Net investment income
   (loss)                                  217,345                 (97,301)              (138,455)
                                    --------------            ------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     17,633                  42,186                303,441
 Net realized gain on
  distributions                         21,125,654                 546,791                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (19,355,986)                644,438                674,262
                                    --------------            ------------            -----------
  Net gain (loss) on
   investments                           1,787,301               1,233,415                977,703
                                    --------------            ------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $2,004,646              $1,136,114               $839,248
                                    ==============            ============            ===========

(e) Formerly Lord Abbett Bond-Debenture Portfolio. Change effective August 15, 2007.

(f) Formerly Lord Abbett Large-Cap Core Portfolio. Change effective August 15, 2007.

(g)  Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                            MFS INVESTORS
                                     MFS EMERGING           GROWTH STOCK
                                    GROWTH SERIES              SERIES
                                     SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                $29,107
                                     ------------            -----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (209,538)              (160,127)
                                     ------------            -----------
  Net investment income (loss)           (209,538)              (131,020)
                                     ------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 1,020,466                477,811
 Net realized gain on
  distributions                                --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,120,487                424,270
                                     ------------            -----------
  Net gain (loss) on
   investments                          2,140,953                902,081
                                     ------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,931,415               $771,061
                                     ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  MFS INVESTORS           MFS TOTAL            EQUITY AND        CORE PLUS
                                  TRUST SERIES          RETURN SERIES            INCOME         FIXED INCOME
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $199,733             $6,130,301             $526,324        $5,057,649
                                   -----------          -------------          -----------      ------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges          (458,678)            (4,475,000)            (569,077)       (2,518,689)
                                   -----------          -------------          -----------      ------------
  Net investment income
   (loss)                             (258,945)             1,655,301              (42,753)        2,538,960
                                   -----------          -------------          -----------      ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                821,581              3,493,875              400,308           289,044
 Net realized gain on
  distributions                        202,583              5,861,296              741,024                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        1,104,709             (5,397,380)            (671,358)        1,955,449
                                   -----------          -------------          -----------      ------------
  Net gain (loss) on
   investments                       2,128,873              3,957,791              469,974         2,244,493
                                   -----------          -------------          -----------      ------------
  Net increase (decrease) in
   net assets resulting from
   operations                       $1,869,928             $5,613,092             $427,221        $4,783,453
                                   ===========          =============          ===========      ============

                                         EMERGING              EMERGING
                                       MARKETS DEBT         MARKETS EQUITY      HIGH YIELD
                                       SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $870,901              $337,272        $2,267,680
                                       ------------          ------------      ------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges               (222,167)           (1,438,950)         (463,147)
                                       ------------          ------------      ------------
  Net investment income
   (loss)                                   648,734            (1,101,678)        1,804,533
                                       ------------          ------------      ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     186,998             1,112,125          (683,659)
 Net realized gain on
  distributions                             372,113             8,960,596                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (686,548)           17,471,777          (574,433)
                                       ------------          ------------      ------------
  Net gain (loss) on
   investments                             (127,437)           27,544,498        (1,258,092)
                                       ------------          ------------      ------------
  Net increase (decrease) in
   net assets resulting from
   operations                              $521,297           $26,442,820          $546,441
                                       ============          ============      ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       MID CAP            U.S. MID
                                        GROWTH            CAP VALUE
                                     SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --            $687,054
                                     ------------       -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (337,594)         (1,889,549)
                                     ------------       -------------
  Net investment income (loss)           (337,594)         (1,202,495)
                                     ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    47,171           1,484,900
 Net realized gain on
  distributions                           974,491          10,885,592
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,052,493          (5,355,129)
                                     ------------       -------------
  Net gain (loss) on
   investments                          4,074,155           7,015,363
                                     ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,736,561          $5,812,868
                                     ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   CAPITAL                DEVELOPING
                               FOCUS GROWTH            BALANCED GROWTH          OPPORTUNITIES               GROWTH
                                SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --               $1,673,386                    $ --                $158,624
                               -------------            -------------            ------------            ------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges      (2,285,265)              (1,087,341)               (446,220)               (703,412)
                               -------------            -------------            ------------            ------------
  Net investment income
   (loss)                         (2,285,265)                 586,045                (446,220)               (544,788)
                               -------------            -------------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions            7,982,940                2,470,522                 893,251               4,593,289
 Net realized gain on
  distributions                           --                5,422,819                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     23,301,711               (6,804,344)              3,939,088               4,745,186
                               -------------            -------------            ------------            ------------
  Net gain (loss) on
   investments                    31,284,651                1,088,997               4,832,339               9,338,475
                               -------------            -------------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $28,999,386               $1,675,042              $4,386,119              $8,793,687
                               =============            =============            ============            ============


                                   FLEXIBLE INCOME          DIVIDEND GROWTH      GLOBAL EQUITY
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,793,257               $2,247,329            $368,151
                                    -------------            -------------       -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (764,105)              (3,113,252)           (898,828)
                                    -------------            -------------       -------------
  Net investment income
   (loss)                               2,029,152                 (865,923)           (530,677)
                                    -------------            -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (1,737,850)              11,151,188           3,017,282
 Net realized gain on
  distributions                                --                       --           8,327,043
 Net unrealized appreciation
  (depreciation) of
  investments during the year             678,790               (3,853,602)         (2,465,555)
                                    -------------            -------------       -------------
  Net gain (loss) on
   investments                         (1,059,060)               7,297,586           8,878,770
                                    -------------            -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                            $970,092               $6,431,663          $8,348,093
                                    =============            =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                        GROWTH               MONEY MARKET
                                     SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --               $5,302,310
                                     ------------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (821,199)              (2,048,651)
                                     ------------            -------------
  Net investment income (loss)           (821,199)               3,253,659
                                     ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 2,894,281                       --
 Net realized gain on
  distributions                                --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           6,299,230                       --
                                     ------------            -------------
  Net gain (loss) on
   investments                          9,193,511                       --
                                     ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $8,372,312               $3,253,659
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                   EQUALLY
                                                   WEIGHTED               SMALL COMPANY
                              UTILITIES            S&P 500                   GROWTH              GLOBAL FRANCHISE
                             SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                     $1,096,773           $2,369,097                     $ --                    $ --
                            -------------       --------------            -------------            ------------
EXPENSES:
 Mortality and Expense
  Risk and Administrative
  charges                        (960,156)          (3,089,709)                (365,601)               (830,587)
                            -------------       --------------            -------------            ------------
  Net investment income
   (loss)                         136,617             (720,612)                (365,601)               (830,587)
                            -------------       --------------            -------------            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions      6,822,838            9,594,950                  163,481                 (47,276)
 Net realized gain on
  distributions                        --           15,950,131                1,519,618               3,690,300
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                          3,706,989          (24,144,725)              (1,152,745)                 (3,820)
                            -------------       --------------            -------------            ------------
  Net gain (loss) on
   investments                 10,529,827            1,400,356                  530,354               3,639,204
                            -------------       --------------            -------------            ------------
  Net increase (decrease)
   in net assets resulting
   from operations            $10,666,444             $679,744                 $164,753              $2,808,617
                            =============       ==============            =============            ============

                                                                                    OPPENHEIMER
                                  OPPENHEIMER          OPPENHEIMER CAPITAL       GLOBAL SECURITIES
                                  MIDCAP FUND           APPRECIATION FUND              FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                   $6,918               $2,712,552
                                 -------------            -------------            -------------
EXPENSES:
 Mortality and Expense
  Risk and Administrative
  charges                              (76,543)              (1,397,431)              (4,525,006)
                                 -------------            -------------            -------------
  Net investment income
   (loss)                              (76,543)              (1,390,513)              (1,812,454)
                                 -------------            -------------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions              10,956                  205,374                  (60,918)
 Net realized gain on
  distributions                             --                       --               11,343,947
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 192,667               10,204,389               (1,460,165)
                                 -------------            -------------            -------------
  Net gain (loss) on
   investments                         203,623               10,409,763                9,822,864
                                 -------------            -------------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                    $127,080               $9,019,250               $8,010,410
                                 =============            =============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             OPPENHEIMER
                                     OPPENHEIMER             MAIN STREET
                                  MAIN STREET FUND          SMALL CAP FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $122,776                  $226,287
                                     -----------            --------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges            (288,322)               (2,643,299)
                                     -----------            --------------
  Net investment income (loss)          (165,546)               (2,417,012)
                                     -----------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   12,645                    71,232
 Net realized gain on
  distributions                               --                 4,894,006
 Net unrealized appreciation
  (depreciation) of
  investments during the year            367,253               (10,502,637)
                                     -----------            --------------
  Net gain (loss) on
   investments                           379,898                (5,537,399)
                                     -----------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $214,352               $(7,954,411)
                                     ===========            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                 PUTNAM VT
                                     PUTNAM                                                    INTERNATIONAL
                                   DIVERSIFIED        PUTNAM GLOBAL        PUTNAM GROWTH        GROWTH AND
                                     INCOME          ASSET ALLOCATION       AND INCOME          INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $1,887,553             $60,218             $115,546               $ --
                                   -----------          ----------          -----------           --------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges          (729,496)           (226,609)            (155,814)              (137)
                                   -----------          ----------          -----------           --------
  Net investment income
   (loss)                            1,158,057            (166,391)             (40,268)              (137)
                                   -----------          ----------          -----------           --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (35,975)             43,595                6,978                 10
 Net realized gain on
  distributions                             --                  --            1,327,718                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          173,915             153,853           (2,272,771)            (1,457)
                                   -----------          ----------          -----------           --------
  Net gain (loss) on
   investments                         137,940             197,448             (938,075)            (1,447)
                                   -----------          ----------          -----------           --------
  Net increase (decrease) in
   net assets resulting from
   operations                       $1,295,997             $31,057            $(978,343)           $(1,584)
                                   ===========          ==========          ===========           ========


                                  PUTNAM
                               INTERNATIONAL        PUTNAM           PUTNAM
                                  EQUITY           INVESTORS        NEW VALUE
                                SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
-----------------------------  ----------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $4,143,750          $28,680         $226,473
                               -------------      -----------      -----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges      (2,638,071)        (277,450)        (330,689)
                               -------------      -----------      -----------
  Net investment income
   (loss)                          1,505,679         (248,770)        (104,216)
                               -------------      -----------      -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              185,017          (45,353)         (23,313)
 Net realized gain on
  distributions                   17,938,165               --        1,894,932
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (10,957,248)      (1,825,616)      (3,804,389)
                               -------------      -----------      -----------
  Net gain (loss) on
   investments                     7,165,934       (1,870,969)      (1,932,770)
                               -------------      -----------      -----------
  Net increase (decrease) in
   net assets resulting from
   operations                     $8,671,613      $(2,119,739)     $(2,036,986)
                               =============      ===========      ===========

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                           PUTNAM THE
                                 PUTNAM SMALL             GEORGE PUTNAM
                                  CAP VALUE              FUND OF BOSTON
                                 SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $682,627                 $554,692
                                --------------            -------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges        (2,096,036)                (372,496)
                                --------------            -------------
  Net investment income (loss)      (1,413,409)                 182,196
                                --------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (247,342)                  18,166
 Net realized gain on
  distributions                     13,652,542                1,925,298
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (32,970,803)              (2,549,729)
                                --------------            -------------
  Net gain (loss) on
   investments                     (19,565,603)                (606,265)
                                --------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(20,979,012)               $(424,069)
                                ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           PUTNAM                                   GROWTH AND
                                  PUTNAM VISTA            VOYAGER               ENTERPRISE            INCOME
                                   SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                  $ --                 $39,355           $3,126,391
                                    ---------            ----------            ------------       --------------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges          (37,356)              (50,949)               (204,798)          (4,000,859)
                                    ---------            ----------            ------------       --------------
  Net investment income
   (loss)                             (37,356)              (50,949)               (165,443)            (874,468)
                                    ---------            ----------            ------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                10,134                14,048                (492,896)           4,259,783
 Net realized gain on
  distributions                            --                    --                      --            8,232,350
 Net unrealized appreciation
  (depreciation) of
  investments during the year          64,486               137,901               1,984,536          (10,601,498)
                                    ---------            ----------            ------------       --------------
  Net gain (loss) on
   investments                         74,620               151,949               1,491,640            1,890,635
                                    ---------            ----------            ------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $37,264              $101,000              $1,326,197           $1,016,167
                                    =========            ==========            ============       ==============

                                                         STRATEGIC             AGGRESSIVE
                                  COMSTOCK                 GROWTH           GROWTH PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $4,221,453                  $ --                  $ --
                               --------------            ----------            ----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges       (4,958,277)              (90,202)              (28,096)
                               --------------            ----------            ----------
  Net investment income
   (loss)                            (736,824)              (90,202)              (28,096)
                               --------------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             1,125,719               157,109                22,500
 Net realized gain on
  distributions                     5,861,801                    --                91,242
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (18,764,730)              519,771               110,027
                               --------------            ----------            ----------
  Net gain (loss) on
   investments                    (11,777,210)              676,880               223,769
                               --------------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(12,514,034)             $586,678              $195,673
                               ==============            ==========            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                            WELLS FARGO
                                                           ADVANTAGE VT
                                      GOVERNMENT         ASSET ALLOCATION
                                      PORTFOLIO                FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,426,922              $14,498
                                     ------------            ---------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (667,969)             (12,767)
                                     ------------            ---------
  Net investment income (loss)            758,953                1,731
                                     ------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (22,851)               3,065
 Net realized gain on
  distributions                                --               10,091
 Net unrealized appreciation
  (depreciation) of
  investments during the year             800,839               18,474
                                     ------------            ---------
  Net gain (loss) on
   investments                            777,988               31,630
                                     ------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,536,941              $33,361
                                     ============            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO           WELLS FARGO           WELLS FARGO           WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT          ADVANTAGE VT         ADVANTAGE VT
                                   TOTAL RETURN         EQUITY INCOME         C&B LARGE CAP         LARGE COMPANY
                                    BOND FUND                FUND               VALUE FUND            CORE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $37,966                $6,282               $13,793                 $ --
                                    ----------            ----------            ----------            ---------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges           (14,916)               (8,760)              (19,252)                (654)
                                    ----------            ----------            ----------            ---------
  Net investment income
   (loss)                               23,050                (2,478)               (5,459)                (654)
                                    ----------            ----------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,929)                1,483                 1,869                  (71)
 Net realized gain on
  distributions                             --                27,305                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           11,339               (22,529)              (43,531)              (2,738)
                                    ----------            ----------            ----------            ---------
  Net gain (loss) on
   investments                           9,410                 6,259               (41,662)              (2,809)
                                    ----------            ----------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $32,460                $3,781              $(47,121)             $(3,463)
                                    ==========            ==========            ==========            =========

                                   WELLS FARGO           WELLS FARGO           WELLS FARGO
                                  ADVANTAGE VT          ADVANTAGE VT           ADVANTAGE VT
                                  INTERNATIONAL         LARGE COMPANY          MONEY MARKET
                                    CORE FUND            GROWTH FUND               FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $25                   $ --               $50,947
                                    ---------            -----------            ----------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges           (3,879)               (82,617)              (19,356)
                                    ---------            -----------            ----------
  Net investment income
   (loss)                              (3,854)               (82,617)               31,591
                                    ---------            -----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   904                 48,933                    --
 Net realized gain on
  distributions                        13,986                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           8,094                312,515                    --
                                    ---------            -----------            ----------
  Net gain (loss) on
   investments                         22,984                361,448                    --
                                    ---------            -----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $19,130               $278,831               $31,591
                                    =========            ===========            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     WELLS FARGO                                WELLS FARGO
                                    ADVANTAGE VT           WELLS FARGO         ADVANTAGE VT           WELLS FARGO
                                      SMALL CAP           ADVANTAGE VT         SMALL/MID CAP         ADVANTAGE VT
                                     GROWTH FUND         DISCOVERY FUND         VALUE FUND         OPPORTUNITY FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                 $ --                  $50                $2,873
                                     -----------            ---------            ---------             ---------
EXPENSES:
 Mortality and Expense Risk
  and Administrative charges             (49,394)              (3,753)              (3,879)               (5,911)
                                     -----------            ---------            ---------             ---------
  Net investment income (loss)           (49,394)              (3,753)              (3,829)               (3,038)
                                     -----------            ---------            ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   21,791                1,505                   78                   659
 Net realized gain on
  distributions                          460,646                   --               41,592                67,315
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (122,667)              42,028              (45,653)              (75,394)
                                     -----------            ---------            ---------             ---------
  Net gain (loss) on
   investments                           359,770               43,533               (3,983)               (7,420)
                                     -----------            ---------            ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $310,376              $39,780              $(7,812)             $(10,458)
                                     ===========            =========            =========             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED           ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY         VP GLOBAL RESEARCH
                                       PORTFOLIO             GROWTH PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $402,100                $(94,391)
 Net realized gain (loss) on
  security transactions                      (2,976)                  9,663
 Net realized gain on
  distributions                           1,280,525                 214,093
 Net unrealized appreciation
  (depreciation) of
  investments during the year               287,536                 444,013
                                     --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              1,967,185                 573,378
                                     --------------            ------------
UNIT TRANSACTIONS:
 Purchases                               45,004,417               3,376,435
 Net transfers                           14,609,724               1,044,495
 Surrenders for benefit
  payments and fees                      (3,565,238)               (292,047)
 Net annuity transactions                        --                      --
                                     --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      56,048,903               4,128,883
                                     --------------            ------------
 Net increase (decrease) in
  net assets                             58,016,088               4,702,261
NET ASSETS:
 Beginning of year                       53,066,743               4,057,396
                                     --------------            ------------
 End of year                           $111,082,831              $8,759,657
                                     ==============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN                          ALLIANCEBERNSTEIN
                                VP INTERNATIONAL      VP SMALL/MID CAP      ALLIANCEBERNSTEIN    VPS INTERNATIONAL
                                 VALUE PORTFOLIO       VALUE PORTFOLIO     VP VALUE PORTFOLIO     GROWTH PORTFOLIO
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(1,946,771)             $(324,536)           $(582,052)                $(393)
 Net realized gain (loss) on
  security transactions                142,243               (436,610)             (17,907)               (1,283)
 Net realized gain on
  distributions                     12,354,334              2,204,203            3,395,552                33,177
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (1,897,215)            (3,350,592)         (11,939,265)              (36,771)
                                   -----------          -------------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         8,652,591             (1,907,535)          (9,143,672)               (5,270)
                                   -----------          -------------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                         106,499,655             12,911,144           37,940,147               287,643
 Net transfers                      25,687,762              7,995,770           16,759,958             1,378,085
 Surrenders for benefit
  payments and fees                (14,009,375)            (1,534,210)          (6,111,748)               (1,922)
 Net annuity transactions               61,126                (17,866)              34,204                    --
                                   -----------          -------------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                118,239,168             19,354,838           48,622,561             1,663,806
                                   -----------          -------------          -----------          ------------
 Net increase (decrease) in
  net assets                       126,891,759             17,447,303           39,478,889             1,658,536
NET ASSETS:
 Beginning of year                 246,724,112             21,745,155          103,176,495                    --
                                   -----------          -------------          -----------          ------------
 End of year                       $373,615,871           $39,192,458          $142,655,384           $1,658,536
                                   ===========          =============          ===========          ============

                                  AMERICAN FUNDS                              AMERICAN FUNDS
                                  GLOBAL GROWTH         AMERICAN FUNDS        GROWTH-INCOME
                                       FUND              GROWTH FUND               FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $679,800           $(6,079,938)          $(2,186,248)
 Net realized gain (loss) on
  security transactions               2,655,353            15,292,272            16,342,076
 Net realized gain on
  distributions                       3,448,716            35,677,987            16,171,874
 Net unrealized appreciation
  (depreciation) of
  investments during the year         3,349,933             5,744,139           (14,081,754)
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         10,133,802            50,634,460            16,245,948
                                   ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                            1,396,530             4,462,805             4,481,743
 Net transfers                          776,045            (9,855,804)          (10,984,446)
 Surrenders for benefit
  payments and fees                  (7,423,865)          (49,147,186)          (50,602,686)
 Net annuity transactions               (19,867)               31,164                71,761
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (5,271,157)          (54,509,021)          (57,033,628)
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets                          4,862,645            (3,874,561)          (40,787,680)
NET ASSETS:
 Beginning of year                   81,793,398           508,518,580           497,961,210
                                   ------------          ------------          ------------
 End of year                        $86,656,043          $504,644,019          $457,173,530
                                   ============          ============          ============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              AMERICAN FUNDS
                                                               GLOBAL SMALL
                                     AMERICAN FUNDS           CAPITALIZATION
                                   INTERNATIONAL FUND              FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(902,415)                $634,369
 Net realized gain (loss) on
  security transactions                   2,039,998                1,696,605
 Net realized gain on
  distributions                           9,660,024                5,105,790
 Net unrealized appreciation
  (depreciation) of
  investments during the year            21,314,900                4,015,478
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             32,112,507               11,452,242
                                     --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                3,166,104                  662,086
 Net transfers                            2,028,061               (1,922,144)
 Surrenders for benefit
  payments and fees                     (17,701,229)              (6,402,849)
 Net annuity transactions                    25,902                       --
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (12,481,162)              (7,662,907)
                                     --------------            -------------
 Net increase (decrease) in
  net assets                             19,631,345                3,789,335
NET ASSETS:
 Beginning of year                      188,542,018               61,695,357
                                     --------------            -------------
 End of year                           $208,173,363              $65,484,692
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                FIDELITY VIP        FIDELITY VIP         FIDELITY VIP         FIDELITY VIP
                               EQUITY-INCOME           GROWTH             CONTRAFUND            MID CAP
                                SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $324,632           $(668,583)         $(3,354,854)         $(1,574,942)
 Net realized gain (loss) on
  security transactions                20,573             249,422              (69,615)             224,512
 Net realized gain on
  distributions                    12,277,439              44,409          164,030,575           10,819,287
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (14,699,800)         11,380,965          (87,524,889)           6,808,107
                               --------------       -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (2,077,156)         11,006,213           73,081,217           16,276,964
                               --------------       -------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                         36,897,573          16,771,787          198,857,001           36,557,992
 Net transfers                     12,854,821          13,305,349           92,876,618            6,779,616
 Surrenders for benefit
  payments and fees                (6,149,816)         (2,557,987)         (23,755,547)          (5,749,019)
 Net annuity transactions              33,549              24,415               82,560              (31,991)
                               --------------       -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                43,636,127          27,543,564          268,060,632           37,556,598
                               --------------       -------------       --------------       --------------
 Net increase (decrease) in
  net assets                       41,558,971          38,549,777          341,141,849           53,833,562
NET ASSETS:
 Beginning of year                105,016,473          31,194,470          352,659,956          108,996,961
                               --------------       -------------       --------------       --------------
 End of year                     $146,575,444         $69,744,247         $693,801,805         $162,830,523
                               ==============       =============       ==============       ==============

                                                            FIDELITY VIP
                                                          DYNAMIC CAPITAL       FRANKLIN SMALL-MID
                                    FIDELITY VIP            APPRECIATION            CAP GROWTH
                                  VALUE STRATEGIES           PORTFOLIO            SECURITIES FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT (A)           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(198,306)                 $(30)             $(1,176,815)
 Net realized gain (loss) on
  security transactions                  (349,118)               (4,023)               1,804,270
 Net realized gain on
  distributions                           851,596                 6,797                4,522,529
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (996,745)               (7,487)                 291,305
                                    -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (692,573)               (4,743)               5,441,289
                                    -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                              7,210,383                49,000                  314,007
 Net transfers                          4,190,502                58,309               (2,241,054)
 Surrenders for benefit
  payments and fees                      (688,281)                  (54)              (5,306,288)
 Net annuity transactions                      --                    --                     (413)
                                    -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    10,712,604               107,255               (7,233,748)
                                    -------------            ----------            -------------
 Net increase (decrease) in
  net assets                           10,020,031               102,512               (1,792,459
NET ASSETS:
 Beginning of year                      7,192,988                    --               60,084,225
                                    -------------            ----------            -------------
 End of year                          $17,213,019              $102,512              $58,291,766
                                    =============            ==========            =============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   FRANKLIN STRATEGIC         FRANKLIN MUTUAL
                                   INCOME SECURITIES         SHARES SECURITIES
                                          FUND                      FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $3,960,758                 $(904,594)
 Net realized gain (loss) on
  security transactions                       2,812                 5,671,077
 Net realized gain on
  distributions                             339,843                 6,921,645
 Net unrealized appreciation
  (depreciation) of
  investments during the year               233,632                (8,248,672)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              4,537,045                 3,439,456
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  709,549                 1,378,620
 Net transfers                           20,319,724                  (344,670)
 Surrenders for benefit
  payments and fees                     (11,242,633)              (21,038,821)
 Net annuity transactions                    (3,801)                   17,912
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       9,782,839               (19,986,959)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                             14,319,884               (16,547,503)
NET ASSETS:
 Beginning of year                      104,769,008               196,629,922
                                     --------------            --------------
 End of year                           $119,088,892              $180,082,419
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                          HARTFORD
                                      TEMPLETON                                    HARTFORD               LARGECAP
                                 DEVELOPING MARKETS        TEMPLETON GROWTH        ADVISERS                GROWTH
                                   SECURITIES FUND          SECURITIES FUND        HLS FUND               HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $208,575                $(410,408)           $381,097                 $129
 Net realized gain (loss) on
  security transactions                 2,732,942                2,031,236             (18,703)                  --
 Net realized gain on
  distributions                         2,858,930                2,967,648           5,364,113                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,078,962               (4,101,753)         (3,809,020)                (776)
                                    -------------            -------------       -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            8,879,409                  486,723           1,917,487                 (647)
                                    -------------            -------------       -------------            ---------
UNIT TRANSACTIONS:
 Purchases                                517,583                  652,709          10,086,472               40,011
 Net transfers                         (2,010,904)              (3,014,657)          3,753,815               57,965
 Surrenders for benefit
  payments and fees                    (3,259,375)              (6,812,039)         (2,380,465)                  --
 Net annuity transactions                      --                  (17,262)             (3,841)                  --
                                    -------------            -------------       -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (4,752,696)              (9,191,249)         11,455,981               97,976
                                    -------------            -------------       -------------            ---------
 Net increase (decrease) in
  net assets                            4,126,713               (8,704,526)         13,373,468               97,329
NET ASSETS:
 Beginning of year                     37,135,086               71,392,515          37,648,043                   --
                                    -------------            -------------       -------------            ---------
 End of year                          $41,261,799              $62,687,989         $51,021,511              $97,329
                                    =============            =============       =============            =========

                                                       HARTFORD                  HARTFORD
                               HARTFORD TOTAL        DIVIDEND AND              FUNDAMENTAL
                                RETURN BOND             GROWTH                    GROWTH
                                  HLS FUND             HLS FUND                  HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT (B)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $24,197,874           $2,324,747                 $(43,778)
 Net realized gain (loss) on
  security transactions                22,249               67,976                  (18,485)
 Net realized gain on
  distributions                            --           40,863,517                  224,970
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (7,928,908)         (21,311,474)                 122,291
                               --------------       --------------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       16,291,215           21,944,766                  284,998
                               --------------       --------------             ------------
UNIT TRANSACTIONS:
 Purchases                        141,827,047          171,943,706                1,200,842
 Net transfers                    117,168,592           85,891,850                1,078,751
 Surrenders for benefit
  payments and fees               (27,531,754)         (21,625,157)                (312,037)
 Net annuity transactions             335,315               80,517                       --
                               --------------       --------------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               231,799,200          236,290,916                1,967,556
                               --------------       --------------             ------------
 Net increase (decrease) in
  net assets                      248,090,415          258,235,682                2,252,554
NET ASSETS:
 Beginning of year                384,293,035          295,209,131                1,754,290
                               --------------       --------------             ------------
 End of year                     $632,383,450         $553,444,813               $4,006,844
                               ==============       ==============             ============

(a)    From inception September 20, 2007 to December 31, 2007.

(b)    Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD                 HARTFORD
                                    GLOBAL ADVISERS           GLOBAL GROWTH
                                       HLS FUND                 HLS FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT (C)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(38,059)               $(280,644)
 Net realized gain (loss) on
  security transactions                     26,766                    9,781
 Net realized gain on
  distributions                            783,092                2,705,230
 Net unrealized appreciation
  (depreciation) of
  investments during the year              482,548                1,055,049
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,254,347                3,489,416
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               2,939,414                4,036,821
 Net transfers                           2,483,767               10,681,990
 Surrenders for benefit
  payments and fees                       (702,790)                (936,897)
 Net annuity transactions                       --                       --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      4,720,391               13,781,914
                                     -------------            -------------
 Net increase (decrease) in
  net assets                             5,974,738               17,271,330
NET ASSETS:
 Beginning of year                       6,282,509               12,297,388
                                     -------------            -------------
 End of year                           $12,257,247              $29,568,718
                                     =============            =============

(c)  Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD
                                 DISCIPLINED                                       HARTFORD GROWTH
                                   EQUITY                HARTFORD GROWTH            OPPORTUNITIES             HARTFORD HIGH
                                  HLS FUND                  HLS FUND                  HLS FUND               YIELD HLS FUND
                                 SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(2,803,609)               $(428,206)               $(1,609,558)              $2,917,126
 Net realized gain (loss) on
  security transactions                (11,116)                  45,299                      3,592                    1,358
 Net realized gain on
  distributions                      1,867,280                2,235,919                 24,609,064                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       30,900,843                2,225,660                  1,945,249               (2,787,024)
                               ---------------            -------------            ---------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        29,953,398                4,078,672                 24,948,347                  131,460
                               ---------------            -------------            ---------------            -------------
UNIT TRANSACTIONS:
 Purchases                         100,332,014                5,030,566                 39,800,851               11,208,708
 Net transfers                      41,813,900                2,186,018                 41,169,228                8,911,362
 Surrenders for benefit
  payments and fees                (24,027,291)              (1,681,388)                (5,713,022)              (2,298,134)
 Net annuity transactions              203,312                     (767)                        --                      317
                               ---------------            -------------            ---------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                118,321,935                5,534,429                 75,257,057               17,822,253
                               ---------------            -------------            ---------------            -------------
 Net increase (decrease) in
  net assets                       148,275,333                9,613,101                100,205,404               17,953,713
NET ASSETS:
 Beginning of year                 406,141,513               25,927,534                 70,131,384               28,184,838
                               ---------------            -------------            ---------------            -------------
 End of year                      $554,416,846              $35,540,635               $170,336,788              $46,138,551
                               ===============            =============            ===============            =============

                                                                HARTFORD                  HARTFORD
                                                              INTERNATIONAL             INTERNATIONAL
                                   HARTFORD INDEX                GROWTH                 SMALL COMPANY
                                      HLS FUND                  HLS FUND                  HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT (D)             SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $51,342                  $(483,453)                 $72,729
 Net realized gain (loss) on
  security transactions                    39,444                     99,274                   14,771
 Net realized gain on
  distributions                         1,585,508                 16,708,538                8,568,561
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (998,879)                  (801,199)              (5,906,861)
                                    -------------            ---------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              677,415                 15,523,160                2,749,200
                                    -------------            ---------------            -------------
UNIT TRANSACTIONS:
 Purchases                              5,918,100                 23,329,710               20,403,005
 Net transfers                          2,105,893                 16,231,067               (2,132,602)
 Surrenders for benefit
  payments and fees                      (817,764)                (3,211,617)              (2,016,720)
 Net annuity transactions                      --                       (843)                  11,708
                                    -------------            ---------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,206,229                 36,348,317               16,265,391
                                    -------------            ---------------            -------------
 Net increase (decrease) in
  net assets                            7,883,644                 51,871,477               19,014,591
NET ASSETS:
 Beginning of year                     20,582,129                 54,476,133               36,710,761
                                    -------------            ---------------            -------------
 End of year                          $28,465,773               $106,347,610              $55,725,352
                                    =============            ===============            =============

(d) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   HARTFORD
                                INTERNATIONAL
                                OPPORTUNITIES          HARTFORD MID CAP
                                   HLS FUND            GROWTH HLS FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT (A)
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(486,729)                 $295
 Net realized gain (loss) on
  security transactions                922,300                     1
 Net realized gain on
  distributions                     31,451,114                 8,218
 Net unrealized appreciation
  (depreciation) of
  investments during the year        1,350,430                (8,820)
                                --------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                        33,237,115                  (306)
                                --------------            ----------
UNIT TRANSACTIONS:
 Purchases                          33,829,046               164,466
 Net transfers                       8,197,656                34,354
 Surrenders for benefit
  payments and fees                 (6,480,599)                   --
 Net annuity transactions               41,328                    --
                                --------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 35,587,431               198,820
                                --------------            ----------
 Net increase (decrease) in
  net assets                        68,824,546               198,514
NET ASSETS:
 Beginning of year                 110,044,716                    --
                                --------------            ----------
 End of year                      $178,869,262              $198,514
                                ==============            ==========

(a)  From inception September 20, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      HARTFORD
                                  HARTFORD            MORTGAGE             HARTFORD SMALL         HARTFORD SMALL
                                MONEY MARKET         SECURITIES              CAP VALUE                COMPANY
                                  HLS FUND            HLS FUND                HLS FUND               HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT (A)           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $3,388,602            $573,556                  $585                $(261,913)
 Net realized gain (loss) on
  security transactions                    --               1,300                (1,208)                   4,071
 Net realized gain on
  distributions                            --                  --                 4,846                5,525,626
 Net unrealized appreciation
  (depreciation) of
  investments during the year              --            (346,826)               (3,198)              (3,507,282)
                               --------------       -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        3,388,602             228,030                 1,025                1,760,502
                               --------------       -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                         83,617,432           2,071,448                37,008               25,107,369
 Net transfers                      9,331,833           2,149,436                67,315               16,294,876
 Surrenders for benefit
  payments and fees               (22,369,369)           (958,322)                   --                 (795,572)
 Net annuity transactions                 566              (4,585)                   --                   (6,761)
                               --------------       -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                70,580,462           3,257,977               104,323               40,599,912
                               --------------       -------------            ----------            -------------
 Net increase (decrease) in
  net assets                       73,969,064           3,486,007               105,348               42,360,414
NET ASSETS:
 Beginning of year                 73,139,694          10,865,520                    --                6,780,325
                               --------------       -------------            ----------            -------------
 End of year                     $147,108,758         $14,351,527              $105,348              $49,140,739
                               ==============       =============            ==========            =============

                                 HARTFORD                                   HARTFORD U.S.
                                 SMALLCAP                                     GOVERNMENT
                                  GROWTH               HARTFORD STOCK         SECURITIES
                                 HLS FUND                 HLS FUND             HLS FUND
                                SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(610,253)               $(312,558)          $5,256,903
 Net realized gain (loss) on
  security transactions               (9,283)                 153,329                7,810
 Net realized gain on
  distributions                    3,351,975                8,440,213                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (4,220,349)              (6,351,332)           1,498,031
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (1,487,910)               1,929,652            6,762,744
                               -------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                         6,115,619                8,494,754           73,032,582
 Net transfers                    (3,825,133)               2,648,544           69,616,683
 Surrenders for benefit
  payments and fees               (2,151,308)              (4,277,565)         (12,642,282)
 Net annuity transactions             (2,851)                      --              150,873
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  136,327                6,865,733          130,157,856
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets                      (1,351,583)               8,795,385          136,920,600
NET ASSETS:
 Beginning of year                44,699,396               49,928,926          167,601,426
                               -------------            -------------       --------------
 End of year                     $43,347,813              $58,724,311         $304,522,026
                               =============            =============       ==============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              HARTFORD VALUE
                                    HARTFORD VALUE            OPPORTUNITIES
                                       HLS FUND                  HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $195,457                 $(217,420)
 Net realized gain (loss) on
  security transactions                     38,567                     9,648
 Net realized gain on
  distributions                          2,450,487                10,476,334
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,177,113)              (16,815,590)
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,507,398                (6,547,028)
                                     -------------            --------------
UNIT TRANSACTIONS:
 Purchases                              31,328,476                23,582,783
 Net transfers                          12,728,916                (4,174,285)
 Surrenders for benefit
  payments and fees                     (1,939,507)               (2,435,938)
 Net annuity transactions                   14,359                        --
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     42,132,244                16,972,560
                                     -------------            --------------
 Net increase (decrease) in
  net assets                            43,639,642                10,425,532
NET ASSETS:
 Beginning of year                      18,505,324                54,850,180
                                     -------------            --------------
 End of year                           $62,144,966               $65,275,712
                                     =============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                                         LORD ABBETT              LORD ABBETT
                                    EQUITY INCOME           LORD ABBETT ALL          AMERICA'S VALUE          BOND DEBENTURE
                                      HLS FUND              VALUE PORTFOLIO             PORTFOLIO                  FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (E)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $368,179                $(273,543)                $637,571               $3,581,990
 Net realized gain (loss) on
  security transactions                   (19,069)                  49,082                   25,737                   41,612
 Net realized gain on
  distributions                         1,393,309                1,477,477                1,024,036                  239,107
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (205,041)                 333,404               (1,590,107)              (1,490,530)
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,537,378                1,586,420                   97,237                2,372,179
                                    -------------            -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             10,640,243                7,352,574                6,260,517               16,627,932
 Net transfers                          4,270,993                3,596,592                7,053,334               17,009,173
 Surrenders for benefit
  payments and fees                    (1,861,080)              (1,664,204)              (1,270,997)              (2,846,040)
 Net annuity transactions                    (632)                    (747)                  (1,168)                    (521)
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    13,049,524                9,284,215               12,041,686               30,790,544
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets                           14,586,902               10,870,635               12,138,923               33,162,723
NET ASSETS:
 Beginning of year                     25,053,303               28,389,930               20,162,744               40,762,217
                                    -------------            -------------            -------------            -------------
 End of year                          $39,640,205              $39,260,565              $32,301,667              $73,924,940
                                    =============            =============            =============            =============

                                     LORD ABBETT               LORD ABBETT
                                      GROWTH AND                LARGE CAP                MFS CORE
                                   INCOME PORTFOLIO             CORE FUND              EQUITY SERIES
                                     SUB-ACCOUNT             SUB-ACCOUNT (F)          SUB-ACCOUNT (G)
-----------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $217,345                 $(97,301)               $(138,455)
 Net realized gain (loss) on
  security transactions                     17,633                   42,186                  303,441
 Net realized gain on
  distributions                         21,125,654                  546,791                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (19,355,986)                 644,438                  674,262
                                    --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,004,646                1,136,114                  839,248
                                    --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             106,967,995                3,558,768                    4,795
 Net transfers                          52,647,445                  860,094                 (103,156)
 Surrenders for benefit
  payments and fees                    (11,120,786)                (752,679)              (1,034,759)
 Net annuity transactions                   70,819                       --                      (40)
                                    --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    148,565,473                3,666,183               (1,133,160)
                                    --------------            -------------            -------------
 Net increase (decrease) in
  net assets                           150,570,119                4,802,297                 (293,912)
NET ASSETS:
 Beginning of year                     161,600,726               11,070,605                9,383,686
                                    --------------            -------------            -------------
 End of year                          $312,170,845              $15,872,902               $9,089,774
                                    ==============            =============            =============

(e) Formerly Lord Abbett Bond-Debenture Portfolio. Change effective August 15, 2007.

(f) Formerly Lord Abbett Large-Cap Core Portfolio. Change effective August 15, 2007.

(g)  Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              MFS INVESTORS
                                     MFS EMERGING             GROWTH STOCK
                                     GROWTH SERIES               SERIES
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(209,538)               $(131,020)
 Net realized gain (loss) on
  security transactions                  1,020,466                  477,811
 Net realized gain on
  distributions                                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,120,487                  424,270
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,931,415                  771,061
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                  48,147                   26,606
 Net transfers                            (564,840)                (645,510)
 Surrenders for benefit
  payments and fees                     (1,075,478)              (1,169,229)
 Net annuity transactions                      (41)                      --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,592,212)              (1,788,133)
                                     -------------            -------------
 Net increase (decrease) in
  net assets                               339,203               (1,017,072)
NET ASSETS:
 Beginning of year                      11,113,501                8,777,292
                                     -------------            -------------
 End of year                           $11,452,704               $7,760,220
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    MFS INVESTORS         MFS TOTAL           EQUITY AND           CORE PLUS
                                    TRUST SERIES        RETURN SERIES           INCOME            FIXED INCOME
                                     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(258,945)          $1,655,301            $(42,753)          $2,538,960
 Net realized gain (loss) on
  security transactions                   821,581            3,493,875             400,308              289,044
 Net realized gain on
  distributions                           202,583            5,861,296             741,024                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,104,709           (5,397,380)           (671,358)           1,955,449
                                    -------------       --------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,869,928            5,613,092             427,221            4,783,453
                                    -------------       --------------       -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                175,108            1,428,317             158,500              363,958
 Net transfers                           (743,601)            (342,698)           (512,724)           4,942,032
 Surrenders for benefit
  payments and fees                    (2,125,485)         (25,548,759)         (2,091,662)         (17,284,433)
 Net annuity transactions                      --               20,751                  --               38,784
                                    -------------       --------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (2,693,978)         (24,442,389)         (2,445,886)         (11,939,659)
                                    -------------       --------------       -------------       --------------
 Net increase (decrease) in
  net assets                             (824,050)         (18,829,297)         (2,018,665)          (7,156,206)
NET ASSETS:
 Beginning of year                     23,959,926          241,073,232          28,970,040          141,467,869
                                    -------------       --------------       -------------       --------------
 End of year                          $23,135,876         $222,243,935         $26,951,375         $134,311,663
                                    =============       ==============       =============       ==============

                                 EMERGING             EMERGING
                               MARKETS DEBT        MARKETS EQUITY        HIGH YIELD
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $648,734          $(1,101,678)         $1,804,533
 Net realized gain (loss) on
  security transactions              186,998            1,112,125            (683,659)
 Net realized gain on
  distributions                      372,113            8,960,596                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (686,548)          17,471,777            (574,433)
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         521,297           26,442,820             546,441
                               -------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                            32,696           22,053,356              90,007
 Net transfers                      (242,334)          16,206,657            (244,485)
 Surrenders for benefit
  payments and fees               (1,585,500)          (5,608,152)         (4,516,954)
 Net annuity transactions                 --                 (280)              4,405
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (1,795,138)          32,651,581          (4,667,027)
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets                      (1,273,841)          59,094,401          (4,120,586)
NET ASSETS:
 Beginning of year                12,699,803           60,856,533          27,379,011
                               -------------       --------------       -------------
 End of year                     $11,425,962         $119,950,934         $23,258,425
                               =============       ==============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   MID CAP             U.S. MID
                                   GROWTH             CAP VALUE
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(337,594)         $(1,202,495)
 Net realized gain (loss) on
  security transactions                47,171            1,484,900
 Net realized gain on
  distributions                       974,491           10,885,592
 Net unrealized appreciation
  (depreciation) of
  investments during the year       3,052,493           (5,355,129)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        3,736,561            5,812,868
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                          6,348,429            9,678,609
 Net transfers                     10,620,063              740,064
 Surrenders for benefit
  payments and fees                  (826,548)         (11,438,760)
 Net annuity transactions                  --               22,029
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                16,141,944             (998,058)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       19,878,505            4,814,810
NET ASSETS:
 Beginning of year                 15,047,178           97,760,453
                                -------------       --------------
 End of year                      $34,925,683         $102,575,263
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                          CAPITAL         DEVELOPING
                               FOCUS GROWTH        BALANCED GROWTH     OPPORTUNITIES        GROWTH
                               SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)   $(2,285,265)             $586,045         $(446,220)        $(544,788)
 Net realized gain (loss) on
  security transactions           7,982,940             2,470,522           893,251         4,593,289
 Net realized gain on
  distributions                          --             5,422,819                --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year    23,301,711            (6,804,344)        3,939,088         4,745,186
                               ------------          ------------      ------------       -----------
 Net increase (decrease) in
  net assets resulting from
  operations                     28,999,386             1,675,042         4,386,119         8,793,687
                               ------------          ------------      ------------       -----------
UNIT TRANSACTIONS:
 Purchases                          313,293               194,455            49,827            65,847
 Net transfers                   (7,619,876)           (1,446,999)       (2,153,506)          367,599
 Surrenders for benefit
  payments and fees             (31,421,198)          (13,042,621)       (4,570,654)       (9,880,818)
 Net annuity transactions           (71,585)              (47,890)            3,013           (12,765)
                               ------------          ------------      ------------       -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions             (38,799,366)          (14,343,055)       (6,671,320)       (9,460,137)
                               ------------          ------------      ------------       -----------
 Net increase (decrease) in
  net assets                     (9,799,980)          (12,668,013)       (2,285,201)         (666,450)
NET ASSETS:
 Beginning of year              157,594,379            74,186,253        29,017,898        46,355,450
                               ------------          ------------      ------------       -----------
 End of year                   $147,794,399           $61,518,240       $26,732,697       $45,689,000
                               ============          ============      ============       ===========


                                 FLEXIBLE INCOME      DIVIDEND GROWTH     GLOBAL EQUITY
                                   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $2,029,152             $(865,923)        $(530,677)
 Net realized gain (loss) on
  security transactions             (1,737,850)           11,151,188         3,017,282
 Net realized gain on
  distributions                             --                    --         8,327,043
 Net unrealized appreciation
  (depreciation) of
  investments during the year          678,790            (3,853,602)       (2,465,555)
                                   -----------          ------------      ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           970,092             6,431,663         8,348,093
                                   -----------          ------------      ------------
UNIT TRANSACTIONS:
 Purchases                              99,506               326,174           255,192
 Net transfers                         919,267            (9,688,643)       (1,393,013)
 Surrenders for benefit
  payments and fees                 (7,264,172)          (43,958,916)      (12,998,754)
 Net annuity transactions              (29,424)             (120,937)          (20,981)
                                   -----------          ------------      ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (6,274,823)          (53,442,322)      (14,157,556)
                                   -----------          ------------      ------------
 Net increase (decrease) in
  net assets                        (5,304,731)          (47,010,659)       (5,809,463)
NET ASSETS:
 Beginning of year                  48,878,972           227,594,480        62,178,070
                                   -----------          ------------      ------------
 End of year                       $43,574,241          $180,583,821       $56,368,607
                                   ===========          ============      ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                   GROWTH            MONEY MARKET
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(821,199)          $3,253,659
 Net realized gain (loss) on
  security transactions             2,894,281                   --
 Net realized gain on
  distributions                            --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       6,299,230                   --
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        8,372,312            3,253,659
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                            306,737              988,602
 Net transfers                     (3,260,114)          47,566,571
 Surrenders for benefit
  payments and fees                (6,756,470)         (50,887,032)
 Net annuity transactions            (150,066)             (23,752)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (9,859,913)          (2,355,611)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       (1,487,601)             898,048
NET ASSETS:
 Beginning of year                 47,248,481          113,300,281
                                -------------       --------------
 End of year                      $45,760,880         $114,198,329
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    EQUALLY
                                                    WEIGHTED               SMALL COMPANY
                              UTILITIES             S&P 500                   GROWTH              GLOBAL FRANCHISE
                             SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                          $136,617            $(720,612)               $(365,601)               $(830,587)
 Net realized gain (loss)
  on security transactions       6,822,838            9,594,950                  163,481                  (47,276)
 Net realized gain on
  distributions                         --           15,950,131                1,519,618                3,690,300
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                           3,706,989          (24,144,725)              (1,152,745)                  (3,820)
                            --------------       --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations               10,666,444              679,744                  164,753                2,808,617
                            --------------       --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                         132,437            1,165,019                  210,196                  989,297
 Net transfers                    (815,045)          (7,109,784)                (805,906)               2,213,385
 Surrenders for benefit
  payments and fees            (12,787,485)         (28,488,021)              (1,016,855)              (3,605,611)
 Net annuity transactions          (32,419)             (27,635)                      --                       --
                            --------------       --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions       (13,502,512)         (34,460,421)              (1,612,565)                (402,929)
                            --------------       --------------            -------------            -------------
 Net increase (decrease)
  in net assets                 (2,836,068)         (33,780,677)              (1,447,812)               2,405,688
NET ASSETS:
 Beginning of year              63,905,877          191,072,093               18,163,667               36,828,439
                            --------------       --------------            -------------            -------------
 End of year                   $61,069,809         $157,291,416              $16,715,855              $39,234,127
                            ==============       ==============            =============            =============

                                                                                    OPPENHEIMER
                                 OPPENHEIMER          OPPENHEIMER CAPITAL        GLOBAL SECURITIES
                                 MIDCAP FUND           APPRECIATION FUND                FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(76,543)              $(1,390,513)              $(1,812,454)
 Net realized gain (loss)
  on security transactions             10,956                   205,374                   (60,918)
 Net realized gain on
  distributions                            --                        --                11,343,947
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                192,667                10,204,389                (1,460,165)
                                 ------------            --------------            --------------
 Net increase (decrease)
  in net assets resulting
  from operations                     127,080                 9,019,250                 8,010,410
                                 ------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                          2,061,108                33,347,141               129,136,509
 Net transfers                        306,412                12,160,795                59,100,616
 Surrenders for benefit
  payments and fees                  (135,285)               (4,125,656)              (12,897,906)
 Net annuity transactions                  --                    31,760                    77,351
                                 ------------            --------------            --------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            2,232,235                41,414,040               175,416,570
                                 ------------            --------------            --------------
 Net increase (decrease)
  in net assets                     2,359,315                50,433,290               183,426,980
NET ASSETS:
 Beginning of year                  3,514,142                62,316,034               194,418,596
                                 ------------            --------------            --------------
 End of year                       $5,873,457              $112,749,324              $377,845,576
                                 ============            ==============            ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                               OPPENHEIMER
                                      OPPENHEIMER              MAIN STREET
                                   MAIN STREET FUND           SMALL CAP FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(165,546)              $(2,417,012)
 Net realized gain (loss) on
  security transactions                     12,645                    71,232
 Net realized gain on
  distributions                                 --                 4,894,006
 Net unrealized appreciation
  (depreciation) of
  investments during the year              367,253               (10,502,637)
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                               214,352                (7,954,411)
                                     -------------            --------------
UNIT TRANSACTIONS:
 Purchases                              10,095,644                52,290,598
 Net transfers                          (1,832,215)               18,006,291
 Surrenders for benefit
  payments and fees                       (779,698)               (7,136,314)
 Net annuity transactions                       --                    66,655
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      7,483,731                63,227,230
                                     -------------            --------------
 Net increase (decrease) in
  net assets                             7,698,083                55,272,819
NET ASSETS:
 Beginning of year                      12,220,210               124,692,399
                                     -------------            --------------
 End of year                           $19,918,293              $179,965,218
                                     =============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                          PUTNAM VT
                                  PUTNAM                                                                INTERNATIONAL
                                DIVERSIFIED             PUTNAM GLOBAL            PUTNAM GROWTH            GROWTH AND
                                  INCOME              ASSET ALLOCATION            AND INCOME             INCOME FUND
                                SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $1,158,057                $(166,391)                $(40,268)                $(137)
 Net realized gain (loss) on
  security transactions              (35,975)                  43,595                    6,978                    10
 Net realized gain on
  distributions                           --                       --                1,327,718                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        173,915                  153,853               (2,272,771)               (1,457)
                               -------------            -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                       1,295,997                   31,057                 (978,343)               (1,584)
                               -------------            -------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                        27,283,901                7,083,865                4,006,611               122,671
 Net transfers                    12,227,423                  817,408                  546,597               117,165
 Surrenders for benefit
  payments and fees               (1,813,264)                (765,533)                (404,301)                 (166)
 Net annuity transactions                 --                       --                       --                    --
                               -------------            -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               37,698,060                7,135,740                4,148,907               239,670
                               -------------            -------------            -------------            ----------
 Net increase (decrease) in
  net assets                      38,994,057                7,166,797                3,170,564               238,086
NET ASSETS:
 Beginning of year                30,238,621               11,009,814                8,107,707                    --
                               -------------            -------------            -------------            ----------
 End of year                     $69,232,678              $18,176,611              $11,278,271              $238,086
                               =============            =============            =============            ==========


                                   PUTNAM
                               INTERNATIONAL           PUTNAM              PUTNAM
                                   EQUITY             INVESTORS           NEW VALUE
                                SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $1,505,679           $(248,770)          $(104,216)
 Net realized gain (loss) on
  security transactions               185,017             (45,353)            (23,313)
 Net realized gain on
  distributions                    17,938,165                  --           1,894,932
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (10,957,248)         (1,825,616)         (3,804,389)
                               --------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        8,671,613          (2,119,739)         (2,036,986)
                               --------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                         44,022,379          28,832,745           6,632,171
 Net transfers                      7,424,966          12,880,038           6,373,892
 Surrenders for benefit
  payments and fees                (7,252,279)           (624,921)           (946,900)
 Net annuity transactions              53,751              15,887                  --
                               --------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                44,248,817          41,103,749          12,059,163
                               --------------       -------------       -------------
 Net increase (decrease) in
  net assets                       52,920,430          38,984,010          10,022,177
NET ASSETS:
 Beginning of year                127,346,936           7,862,224          17,512,572
                               --------------       -------------       -------------
 End of year                     $180,267,366         $46,846,234         $27,534,749
                               ==============       =============       =============

(a)  From inception September 20, 2007 to December 31, 2007.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                           PUTNAM THE
                                 PUTNAM SMALL             GEORGE PUTNAM
                                  CAP VALUE              FUND OF BOSTON
                                 SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(1,413,409)                $182,196
 Net realized gain (loss) on
  security transactions               (247,342)                  18,166
 Net realized gain on
  distributions                     13,652,542                1,925,298
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (32,970,803)              (2,549,729)
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (20,979,012)                (424,069)
                                --------------            -------------
UNIT TRANSACTIONS:
 Purchases                          32,371,033               13,463,532
 Net transfers                       9,899,803               (1,451,099)
 Surrenders for benefit
  payments and fees                 (5,733,294)              (1,034,312)
 Net annuity transactions               41,292                     (754)
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 36,578,834               10,977,367
                                --------------            -------------
 Net increase (decrease) in
  net assets                        15,599,822               10,553,298
NET ASSETS:
 Beginning of year                 107,931,531               18,091,271
                                --------------            -------------
 End of year                      $123,531,353              $28,644,569
                                ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               PUTNAM                                GROWTH AND
                                    PUTNAM VISTA              VOYAGER           ENTERPRISE             INCOME
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(37,356)               $(50,949)          $(165,443)           $(874,468)
 Net realized gain (loss) on
  security transactions                   10,134                  14,048            (492,896)           4,259,783
 Net realized gain on
  distributions                               --                      --                  --            8,232,350
 Net unrealized appreciation
  (depreciation) of
  investments during the year             64,486                 137,901           1,984,536          (10,601,498)
                                    ------------            ------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              37,264                 101,000           1,326,197            1,016,167
                                    ------------            ------------       -------------       --------------
UNIT TRANSACTIONS:
 Purchases                               473,759                 670,936               5,973           31,498,235
 Net transfers                           516,849                (170,595)           (702,088)          16,213,247
 Surrenders for benefit
  payments and fees                     (133,075)               (133,537)         (2,061,858)         (20,458,019)
 Net annuity transactions                     --                      --                (813)             (24,166)
                                    ------------            ------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      857,533                 366,804          (2,758,786)          27,229,297
                                    ------------            ------------       -------------       --------------
 Net increase (decrease) in
  net assets                             894,797                 467,804          (1,432,589)          28,245,464
NET ASSETS:
 Beginning of year                     2,306,461               2,550,270          13,179,860          212,466,381
                                    ------------            ------------       -------------       --------------
 End of year                          $3,201,258              $3,018,074         $11,747,271         $240,711,845
                                    ============            ============       =============       ==============

                                                               STRATEGIC               AGGRESSIVE
                                       COMSTOCK                  GROWTH             GROWTH PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(736,824)               $(90,202)               $(28,096)
 Net realized gain (loss) on
  security transactions                  1,125,719                 157,109                  22,500
 Net realized gain on
  distributions                          5,861,801                      --                  91,242
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (18,764,730)                519,771                 110,027
                                    --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (12,514,034)                586,678                 195,673
                                    --------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              29,616,194                   7,938                      --
 Net transfers                          17,720,823                (271,585)               (137,526)
 Surrenders for benefit
  payments and fees                    (17,153,826)               (339,038)                (83,850)
 Net annuity transactions                   24,942                      --                      --
                                    --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     30,208,133                (602,685)               (221,376)
                                    --------------            ------------            ------------
 Net increase (decrease) in
  net assets                            17,694,099                 (16,007)                (25,703)
NET ASSETS:
 Beginning of year                     255,514,407               4,387,635               1,382,309
                                    --------------            ------------            ------------
 End of year                          $273,208,506              $4,371,628              $1,356,606
                                    ==============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                        WELLS FARGO
                                                        ADVANTAGE VT
                                 GOVERNMENT           ASSET ALLOCATION
                                  PORTFOLIO                 FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $758,953                $1,731
 Net realized gain (loss) on
  security transactions               (22,851)                3,065
 Net realized gain on
  distributions                            --                10,091
 Net unrealized appreciation
  (depreciation) of
  investments during the year         800,839                18,474
                                -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,536,941                33,361
                                -------------            ----------
UNIT TRANSACTIONS:
 Purchases                            332,865                38,600
 Net transfers                      7,495,365                (1,985)
 Surrenders for benefit
  payments and fees                (2,045,810)              (20,869)
 Net annuity transactions                  --                    --
                                -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 5,782,420                15,746
                                -------------            ----------
 Net increase (decrease) in
  net assets                        7,319,361                49,107
NET ASSETS:
 Beginning of year                 28,290,854               603,796
                                -------------            ----------
 End of year                      $35,610,215              $652,903
                                =============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    WELLS FARGO           WELLS FARGO            WELLS FARGO            WELLS FARGO
                                   ADVANTAGE VT           ADVANTAGE VT           ADVANTAGE VT          ADVANTAGE VT
                                   TOTAL RETURN          EQUITY INCOME          C&B LARGE CAP          LARGE COMPANY
                                     BOND FUND                FUND                VALUE FUND             CORE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $23,050               $(2,478)                $(5,459)               $(654)
 Net realized gain (loss) on
  security transactions                  (1,929)                1,483                   1,869                  (71)
 Net realized gain on
  distributions                              --                27,305                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            11,339               (22,529)                (43,531)              (2,738)
                                    -----------            ----------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             32,460                 3,781                 (47,121)              (3,463)
                                    -----------            ----------            ------------            ---------
UNIT TRANSACTIONS:
 Purchases                              110,195                    --                 468,761                   --
 Net transfers                         (258,316)               (9,756)                276,348               45,115
 Surrenders for benefit
  payments and fees                     (26,231)              (17,173)                (62,462)              (1,415)
 Net annuity transactions                    --                    --                      --                   --
                                    -----------            ----------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (174,352)              (26,929)                682,647               43,700
                                    -----------            ----------            ------------            ---------
 Net increase (decrease) in
  net assets                           (141,892)              (23,148)                635,526               40,237
NET ASSETS:
 Beginning of year                      917,653               417,507                 954,720                5,929
                                    -----------            ----------            ------------            ---------
 End of year                           $775,761              $394,359              $1,590,246              $46,166
                                    ===========            ==========            ============            =========

                                   WELLS FARGO            WELLS FARGO              WELLS FARGO
                                   ADVANTAGE VT           ADVANTAGE VT            ADVANTAGE VT
                                  INTERNATIONAL          LARGE COMPANY            MONEY MARKET
                                    CORE FUND             GROWTH FUND                 FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,854)               $(82,617)                 $31,591
 Net realized gain (loss) on
  security transactions                    904                  48,933                       --
 Net realized gain on
  distributions                         13,986                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            8,094                 312,515                       --
                                    ----------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            19,130                 278,831                   31,591
                                    ----------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                              29,565                 812,023                 (117,059)
 Net transfers                          14,801                 283,622                 (854,494)
 Surrenders for benefit
  payments and fees                     (8,145)               (229,719)                 (34,003)
 Net annuity transactions                   --                      --                       --
                                    ----------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     36,221                 865,926               (1,005,556)
                                    ----------            ------------            -------------
 Net increase (decrease) in
  net assets                            55,351               1,144,757                 (973,965)
NET ASSETS:
 Beginning of year                     181,532               3,952,497                1,843,426
                                    ----------            ------------            -------------
 End of year                          $236,883              $5,097,254                 $869,461
                                    ==========            ============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     WELLS FARGO                                  WELLS FARGO
                                     ADVANTAGE VT           WELLS FARGO           ADVANTAGE VT          WELLS FARGO
                                      SMALL CAP             ADVANTAGE VT         SMALL/MID CAP          ADVANTAGE VT
                                     GROWTH FUND           DISCOVERY FUND          VALUE FUND         OPPORTUNITY FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(49,394)              $(3,753)              $(3,829)              $(3,038)
 Net realized gain (loss) on
  security transactions                    21,791                 1,505                    78                   659
 Net realized gain on
  distributions                           460,646                    --                41,592                67,315
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (122,667)               42,028               (45,653)              (75,394)
                                     ------------            ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              310,376                39,780                (7,812)              (10,458)
                                     ------------            ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                705,014                35,000                17,915               399,896
 Net transfers                              1,627                77,518                40,960               301,743
 Surrenders for benefit
  payments and fees                      (145,832)               (3,199)               (3,061)               (7,875)
 Net annuity transactions                      --                    --                    --                    --
                                     ------------            ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       560,809               109,319                55,814               693,764
                                     ------------            ----------            ----------            ----------
 Net increase (decrease) in
  net assets                              871,185               149,099                48,002               683,306
NET ASSETS:
 Beginning of year                      2,399,900               162,262               204,820               114,463
                                     ------------            ----------            ----------            ----------
 End of year                           $3,271,085              $311,361              $252,822              $797,769
                                     ============            ==========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN
                                      VP BALANCED          ALLIANCEBERNSTEIN
                                    WEALTH STRATEGY        VP GLOBAL RESEARCH
                                       PORTFOLIO            GROWTH PORTFOLIO
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(344,096)               $(39,481)
 Net realized gain (loss) on
  security transactions                     26,258                   2,802
 Net realized gain on
  distributions                                 --                  35,724
 Net unrealized appreciation
  (depreciation) of
  investments during the year            4,600,267                 297,209
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             4,282,429                 296,254
                                     -------------            ------------
UNIT TRANSACTIONS:
 Purchases                              30,310,684               2,334,983
 Net transfers                           5,874,322                 613,748
 Surrenders for benefit
  payments and fees                     (1,474,631)                (47,624)
 Net annuity transactions                       --                      --
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     34,710,375               2,901,107
                                     -------------            ------------
 Net increase (decrease) in
  net assets                            38,992,804               3,197,361
NET ASSETS:
 Beginning of year                      14,073,939                 860,035
                                     -------------            ------------
 End of year                           $53,066,743              $4,057,396
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN                                   AMERICAN FUNDS
                                   VP INTERNATIONAL         VP SMALL/MID CAP         ALLIANCEBERNSTEIN           GLOBAL GROWTH
                                   VALUE PORTFOLIO           VALUE PORTFOLIO         VP VALUE PORTFOLIO              FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(756,051)               $(205,368)                $(515,862)               $(722,836)
 Net realized gain (loss) on
  security transactions                     80,159                   17,858                    13,960                  625,322
 Net realized gain on
  distributions                          2,530,379                  914,080                 1,774,977                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           40,995,331                  995,217                11,376,189               12,387,861
                                    --------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            42,849,818                1,721,787                12,649,264               12,290,347
                                    --------------            -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                             103,823,626               10,437,170                40,980,274                4,431,613
 Net transfers                          35,004,247                2,645,312                17,540,303                6,055,659
 Surrenders for benefit
  payments and fees                     (5,636,689)                (556,025)               (2,938,199)              (5,620,473)
 Net annuity transactions                  204,539                  209,918                   230,313                   (6,778)
                                    --------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    133,395,723               12,736,375                55,812,691                4,860,021
                                    --------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets                           176,245,541               14,458,162                68,461,955               17,150,368
NET ASSETS:
 Beginning of year                      70,478,571                7,286,993                34,714,540               64,643,030
                                    --------------            -------------            --------------            -------------
 End of year                          $246,724,112              $21,745,155              $103,176,495              $81,793,398
                                    ==============            =============            ==============            =============

                                                              AMERICAN FUNDS
                                    AMERICAN FUNDS            GROWTH-INCOME             AMERICAN FUNDS
                                     GROWTH FUND                   FUND               INTERNATIONAL FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(5,535,303)              $(1,569,414)                $(323,932)
 Net realized gain (loss) on
  security transactions                  8,147,605                 5,845,267                   469,920
 Net realized gain on
  distributions                          3,066,834                11,189,190                 1,521,769
 Net unrealized appreciation
  (depreciation) of
  investments during the year           32,973,787                43,182,729                24,147,419
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            38,652,923                58,647,772                25,815,176
                                    --------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                              27,912,796                23,564,493                20,309,680
 Net transfers                             910,255                   472,233                16,856,022
 Surrenders for benefit
  payments and fees                    (34,823,532)              (34,565,599)              (13,034,961)
 Net annuity transactions                  (27,291)                  (21,364)                    8,829
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (6,027,772)              (10,550,237)               24,139,570
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets                            32,625,151                48,097,535                49,954,746
NET ASSETS:
 Beginning of year                     475,893,429               449,863,675               138,587,272
                                    --------------            --------------            --------------
 End of year                          $508,518,580              $497,961,210              $188,542,018
                                    ==============            ==============            ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS
                                     GLOBAL SMALL
                                    CAPITALIZATION        FIDELITY VIP
                                         FUND            EQUITY-INCOME
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(799,897)            $920,221
 Net realized gain (loss) on
  security transactions                    384,511               13,924
 Net realized gain on
  distributions                          2,874,364            9,203,670
 Net unrealized appreciation
  (depreciation) of
  investments during the year            8,248,000            2,260,706
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            10,706,978           12,398,521
                                     -------------       --------------
UNIT TRANSACTIONS:
 Purchases                               4,035,271           41,793,093
 Net transfers                           3,405,862           17,401,835
 Surrenders for benefit
  payments and fees                     (3,723,101)          (2,840,397)
 Net annuity transactions                       --                6,407
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      3,718,032           56,360,938
                                     -------------       --------------
 Net increase (decrease) in
  net assets                            14,425,010           68,759,459
NET ASSETS:
 Beginning of year                      47,270,347           36,257,014
                                     -------------       --------------
 End of year                           $61,695,357         $105,016,473
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               FIDELITY VIP         FIDELITY VIP         FIDELITY VIP             FIDELITY VIP
                                  GROWTH             CONTRAFUND            MID CAP              VALUE STRATEGIES
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(281,566)           $(943,686)         $(1,169,427)               $(76,418)
 Net realized gain (loss) on
  security transactions                  854               10,739              (60,074)                (13,788)
 Net realized gain on
  distributions                           --           25,887,190            4,849,318                 546,556
 Net unrealized appreciation
  (depreciation) of
  investments during the year      1,349,143           (4,317,429)           2,204,963                 195,738
                               -------------       --------------       --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       1,068,431           20,636,814            5,824,780                 652,088
                               -------------       --------------       --------------            ------------
UNIT TRANSACTIONS:
 Purchases                        17,014,306          182,245,427           54,313,035               3,536,263
 Net transfers                     6,224,834           70,263,489           20,735,577                 470,221
 Surrenders for benefit
  payments and fees                 (584,319)          (7,503,002)          (2,900,124)               (197,370)
 Net annuity transactions              5,545               60,166              107,358                      --
                               -------------       --------------       --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               22,660,366          245,066,080           72,255,846               3,809,114
                               -------------       --------------       --------------            ------------
 Net increase (decrease) in
  net assets                      23,728,797          265,702,894           78,080,626               4,461,202
NET ASSETS:
 Beginning of year                 7,465,673           86,957,062           30,916,335               2,731,786
                               -------------       --------------       --------------            ------------
 End of year                     $31,194,470         $352,659,956         $108,996,961              $7,192,988
                               =============       ==============       ==============            ============

                                 FRANKLIN SMALL-MID        FRANKLIN STRATEGIC         FRANKLIN MUTUAL
                                     CAP GROWTH            INCOME SECURITIES         SHARES SECURITIES
                                   SECURITIES FUND                FUND                      FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(1,117,369)               $2,802,296               $(1,120,954)
 Net realized gain (loss) on
  security transactions                 1,284,174                   197,985                 2,919,976
 Net realized gain on
  distributions                                --                   618,170                 6,050,920
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,629,481                 2,586,737                19,931,434
                                    -------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,796,286                 6,205,188                27,781,376
                                    -------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                              4,014,581                 3,924,048                 6,949,330
 Net transfers                            519,580                 8,302,410                 3,409,849
 Surrenders for benefit
  payments and fees                    (4,094,684)               (8,743,382)              (15,444,655)
 Net annuity transactions                    (414)                   (4,075)                  (19,500)
                                    -------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       439,063                 3,479,001                (5,104,976)
                                    -------------            --------------            --------------
 Net increase (decrease) in
  net assets                            4,235,349                 9,684,189                22,676,400
NET ASSETS:
 Beginning of year                     55,848,876                95,084,819               173,953,522
                                    -------------            --------------            --------------
 End of year                          $60,084,225              $104,769,008              $196,629,922
                                    =============            ==============            ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       TEMPLETON
                                  DEVELOPING MARKETS        TEMPLETON GROWTH
                                    SECURITIES FUND          SECURITIES FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(218,680)               $(379,995)
 Net realized gain (loss) on
  security transactions                    655,410                  697,620
 Net realized gain on
  distributions                                 --                2,425,982
 Net unrealized appreciation
  (depreciation) of
  investments during the year            7,117,877                9,003,834
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             7,554,607               11,747,441
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               2,550,690                3,546,455
 Net transfers                           1,173,462                2,064,724
 Surrenders for benefit
  payments and fees                     (2,782,936)              (4,665,188)
 Net annuity transactions                       --                  (16,208)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        941,216                  929,783
                                     -------------            -------------
 Net increase (decrease) in
  net assets                             8,495,823               12,677,224
NET ASSETS:
 Beginning of year                      28,639,263               58,715,291
                                     -------------            -------------
 End of year                           $37,135,086              $71,392,515
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                           HARTFORD
                                 HARTFORD          HARTFORD TOTAL        DIVIDEND AND
                                 ADVISERS           RETURN BOND             GROWTH               HARTFORD FOCUS
                                 HLS FUND             HLS FUND             HLS FUND                 HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $388,159          $13,231,904           $1,922,881                 $(6,699)
 Net realized gain (loss) on
  security transactions               (6,103)              (1,292)               5,199                   3,986
 Net realized gain on
  distributions                    2,598,519               37,515           18,835,320                 100,503
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (328,107)          (2,371,905)          11,042,200                  36,619
                               -------------       --------------       --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       2,652,468           10,896,222           31,805,600                 134,409
                               -------------       --------------       --------------            ------------
UNIT TRANSACTIONS:
 Purchases                        14,662,428          163,545,275          136,850,687                 873,369
 Net transfers                     5,752,970           82,574,876           61,428,175                 107,670
 Surrenders for benefit
  payments and fees               (1,183,499)         (11,587,584)          (6,981,151)                (82,346)
 Net annuity transactions             42,050              152,034              122,204                      --
                               -------------       --------------       --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               19,273,949          234,684,601          191,419,915                 898,693
                               -------------       --------------       --------------            ------------
 Net increase (decrease) in
  net assets                      21,926,417          245,580,823          223,225,515               1,033,102
NET ASSETS:
 Beginning of year                15,721,626          138,712,212           71,983,616                 721,188
                               -------------       --------------       --------------            ------------
 End of year                     $37,648,043         $384,293,035         $295,209,131              $1,754,290
                               =============       ==============       ==============            ============

                                                                                   HARTFORD
                                      HARTFORD                HARTFORD           DISCIPLINED
                                  GLOBAL ADVISERS          GLOBAL LEADERS           EQUITY
                                      HLS FUND                HLS FUND             HLS FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $93,765                 $(49,610)           $(396,317)
 Net realized gain (loss) on
  security transactions                   (2,808)                 (20,767)               9,276
 Net realized gain on
  distributions                          210,417                  617,365                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             25,651                  421,575           31,256,709
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             327,025                  968,563           30,869,668
                                    ------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                             2,257,019                5,314,443          176,504,008
 Net transfers                         1,343,295                2,833,988           75,117,386
 Surrenders for benefit
  payments and fees                     (132,023)                (532,678)         (11,325,726)
 Net annuity transactions                     --                       --               48,593
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    3,468,291                7,615,753          240,344,261
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets                           3,795,316                8,584,316          271,213,929
NET ASSETS:
 Beginning of year                     2,487,193                3,713,072          134,927,584
                                    ------------            -------------       --------------
 End of year                          $6,282,509              $12,297,388         $406,141,513
                                    ============            =============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                                             HARTFORD GROWTH
                                    HARTFORD GROWTH           OPPORTUNITIES
                                       HLS FUND                 HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(282,923)               $(291,606)
 Net realized gain (loss) on
  security transactions                    (19,255)                 (70,985)
 Net realized gain on
  distributions                          1,575,981                6,373,409
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (413,444)              (1,029,884)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               860,359                4,980,934
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              10,958,491               39,937,335
 Net transfers                           3,100,084                8,479,823
 Surrenders for benefit
  payments and fees                       (826,618)              (1,808,637)
 Net annuity transactions                    5,175                       --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     13,237,132               46,608,521
                                     -------------            -------------
 Net increase (decrease) in
  net assets                            14,097,491               51,589,455
NET ASSETS:
 Beginning of year                      11,830,043               18,541,929
                                     -------------            -------------
 End of year                           $25,927,534              $70,131,384
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   HARTFORD
                                                                                 INTERNATIONAL              HARTFORD
                                                                                    CAPITAL               INTERNATIONAL
                                    HARTFORD HIGH           HARTFORD INDEX       APPRECIATION             SMALL COMPANY
                                   YIELD HLS FUND              HLS FUND            HLS FUND                 HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $2,892,100                  $75,328           $(134,371)                $193,548
 Net realized gain (loss) on
  security transactions                     8,671                  (42,806)            (20,314)                 (77,967)
 Net realized gain on
  distributions                                --                1,824,609           3,778,090                3,660,725
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,116,821)                  27,556           3,623,418                1,302,300
                                    -------------            -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,783,950                1,884,687           7,246,823                5,078,606
                                    -------------            -------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             10,136,451                9,292,178          19,508,205               18,358,301
 Net transfers                          8,737,355                3,146,357          12,982,099                6,373,318
 Surrenders for benefit
  payments and fees                      (989,771)                (465,728)         (1,415,356)                (997,850)
 Net annuity transactions                    (533)                      --            (111,337)                  20,674
                                    -------------            -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    17,883,502               11,972,807          30,963,611               23,754,443
                                    -------------            -------------       -------------            -------------
 Net increase (decrease) in
  net assets                           19,667,452               13,857,494          38,210,434               28,833,049
NET ASSETS:
 Beginning of year                      8,517,386                6,724,635          16,265,699                7,877,712
                                    -------------            -------------       -------------            -------------
 End of year                          $28,184,838              $20,582,129         $54,476,133              $36,710,761
                                    =============            =============       =============            =============


                                  HARTFORD                                      HARTFORD
                               INTERNATIONAL           HARTFORD                 MORTGAGE
                               OPPORTUNITIES         MONEY MARKET              SECURITIES
                                  HLS FUND             HLS FUND                 HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $1,095,078           $1,461,780                 $786,481
 Net realized gain (loss) on
  security transactions                32,634                   --                    5,650
 Net realized gain on
  distributions                     7,915,621                   --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       5,625,710                   --                 (509,662)
                               --------------       --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       14,669,043            1,461,780                  282,469
                               --------------       --------------            -------------
UNIT TRANSACTIONS:
 Purchases                         46,276,174           77,652,879                3,712,018
 Net transfers                     18,395,971          (18,912,563)               2,861,453
 Surrenders for benefit
  payments and fees                (2,753,902)          (8,091,920)                (499,948)
 Net annuity transactions              10,167                 (826)                  48,145
                               --------------       --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                61,928,410           50,647,570                6,121,668
                               --------------       --------------            -------------
 Net increase (decrease) in
  net assets                       76,597,453           52,109,350                6,404,137
NET ASSETS:
 Beginning of year                 33,447,263           21,030,344                4,461,383
                               --------------       --------------            -------------
 End of year                     $110,044,716          $73,139,694              $10,865,520
                               ==============       ==============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          HARTFORD
                                    HARTFORD SMALL        SMALLCAP
                                       COMPANY             GROWTH
                                       HLS FUND           HLS FUND
                                   SUB-ACCOUNT (A)       SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(21,730)          $(548,266)
 Net realized gain (loss) on
  security transactions                     2,028            (183,232)
 Net realized gain on
  distributions                           989,305           3,329,541
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (437,036)           (823,091)
                                     ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              532,567           1,774,952
                                     ------------       -------------
UNIT TRANSACTIONS:
 Purchases                              2,409,255          20,392,409
 Net transfers                          3,739,119          (4,451,761)
 Surrenders for benefit
  payments and fees                       (73,379)         (1,557,043)
 Net annuity transactions                 172,763             (79,701)
                                     ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     6,247,758          14,303,904
                                     ------------       -------------
 Net increase (decrease) in
  net assets                            6,780,325          16,078,856
NET ASSETS:
 Beginning of year                             --          28,620,540
                                     ------------       -------------
 End of year                           $6,780,325         $44,699,396
                                     ============       =============

(a)  From inception, June 1, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD U.S.
                                                     GOVERNMENT                                HARTFORD VALUE
                                 HARTFORD STOCK      SECURITIES          HARTFORD VALUE        OPPORTUNITIES
                                    HLS FUND          HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(13,036)        $1,837,068              $43,975               $58,660
 Net realized gain (loss) on
  security transactions                 15,824              8,019               12,557                13,201
 Net realized gain on
  distributions                      2,745,883                 --              222,074             3,656,885
 Net unrealized appreciation
  (depreciation) of
  investments during the year        2,264,715          1,461,912            1,483,141               758,721
                                   -----------      -------------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         5,013,386          3,306,999            1,761,747             4,487,467
                                   -----------      -------------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                          16,337,976         77,922,669            7,048,505            17,837,585
 Net transfers                       6,068,654         37,937,916            6,968,859            21,410,176
 Surrenders for benefit
  payments and fees                 (1,868,317)        (5,247,382)            (654,773)           (1,300,132)
 Net annuity transactions                   --             62,920                   --                    --
                                   -----------      -------------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 20,538,313        110,676,123           13,362,591            37,947,629
                                   -----------      -------------          -----------          ------------
 Net increase (decrease) in
  net assets                        25,551,699        113,983,122           15,124,338            42,435,096
NET ASSETS:
 Beginning of year                  24,377,227         53,618,304            3,380,986            12,415,084
                                   -----------      -------------          -----------          ------------
 End of year                       $49,928,926       $167,601,426          $18,505,324           $54,850,180
                                   ===========      =============          ===========          ============


                                     HARTFORD                                  LORD ABBETT
                                  EQUITY INCOME        LORD ABBETT ALL       AMERICA'S VALUE
                                     HLS FUND          VALUE PORTFOLIO          PORTFOLIO
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $225,508             $(232,340)             $284,707
 Net realized gain (loss) on
  security transactions                  18,234               843,190                 4,023
 Net realized gain on
  distributions                          31,585               685,901               383,491
 Net unrealized appreciation
  (depreciation) of
  investments during the year         2,535,618             1,670,332             1,301,948
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                          2,810,945             2,967,083             1,974,169
                                   ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                            7,656,130            15,844,316             4,158,220
 Net transfers                        7,774,868            (2,771,155)            6,010,924
 Surrenders for benefit
  payments and fees                    (787,754)             (949,287)             (700,163)
 Net annuity transactions                 4,263                 5,113                 7,856
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  14,647,507            12,128,987             9,476,837
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets                         17,458,452            15,096,070            11,451,006
NET ASSETS:
 Beginning of year                    7,594,851            13,293,860             8,711,738
                                   ------------          ------------          ------------
 End of year                        $25,053,303           $28,389,930           $20,162,744
                                   ============          ============          ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      LORD ABBETT              LORD ABBETT
                                    BOND-DEBENTURE              GROWTH AND
                                       PORTFOLIO             INCOME PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,944,692                  $616,853
 Net realized gain (loss) on
  security transactions                      7,445                    11,081
 Net realized gain on
  distributions                                 --                 5,007,851
 Net unrealized appreciation
  (depreciation) of
  investments during the year               62,938                 6,798,395
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,015,075                12,434,180
                                     -------------            --------------
UNIT TRANSACTIONS:
 Purchases                              16,743,636                88,586,383
 Net transfers                          11,655,507                34,549,829
 Surrenders for benefit
  payments and fees                     (1,200,148)               (2,992,560)
 Net annuity transactions                    3,683                        --
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     27,202,678               120,143,652
                                     -------------            --------------
 Net increase (decrease) in
  net assets                            29,217,753               132,577,832
NET ASSETS:
 Beginning of year                      11,544,464                29,022,894
                                     -------------            --------------
 End of year                           $40,762,217              $161,600,726
                                     =============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   LORD ABBETT          MFS CAPITAL                              MFS INVESTORS
                                    LARGE-CAP          OPPORTUNITIES        MFS EMERGING         GROWTH STOCK
                                 CORE PORTFOLIO           SERIES            GROWTH SERIES           SERIES
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(40,001)           $(126,478)           $(206,060)           $(164,196)
 Net realized gain (loss) on
  security transactions                  4,688               15,590               66,184               94,474
 Net realized gain on
  distributions                         42,880                   --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          840,095            1,118,026              751,869              536,142
                                   -----------          -----------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           847,662            1,007,138              611,993              466,420
                                   -----------          -----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                           3,629,936              158,301              549,471              578,700
 Net transfers                       2,743,864             (136,976)            (158,058)            (448,753)
 Surrenders for benefit
  payments and fees                   (198,333)            (864,874)            (699,328)            (617,195)
 Net annuity transactions                   --                  (38)                 (39)                  --
                                   -----------          -----------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  6,175,467             (843,587)            (307,954)            (487,248)
                                   -----------          -----------          -----------          -----------
 Net increase (decrease) in
  net assets                         7,023,129              163,551              304,039              (20,828)
NET ASSETS:
 Beginning of year                   4,047,476            9,220,135           10,809,462            8,798,120
                                   -----------          -----------          -----------          -----------
 End of year                       $11,070,605           $9,383,686          $11,113,501           $8,777,292
                                   ===========          ===========          ===========          ===========


                                  MFS INVESTORS       MFS TOTAL        EQUITY AND
                                  TRUST SERIES      RETURN SERIES        INCOME
                                   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  -------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(337,431)       $1,066,658         $(239,246)
 Net realized gain (loss) on
  security transactions              1,101,341         1,252,894           577,697
 Net realized gain on
  distributions                             --         7,307,499           605,111
 Net unrealized appreciation
  (depreciation) of
  investments during the year        1,741,250        12,351,373         1,882,651
                                   -----------      ------------       -----------
 Net increase (decrease) in
  net assets resulting from
  operations                         2,505,160        21,978,424         2,826,213
                                   -----------      ------------       -----------
UNIT TRANSACTIONS:
 Purchases                           2,260,226        10,358,197           615,682
 Net transfers                      (2,046,869)       (1,184,356)          232,509
 Surrenders for benefit
  payments and fees                 (2,363,522)      (18,757,809)       (2,256,251)
 Net annuity transactions                   --            (4,415)               --
                                   -----------      ------------       -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (2,150,165)       (9,588,383)       (1,408,060)
                                   -----------      ------------       -----------
 Net increase (decrease) in
  net assets                           354,995        12,390,041         1,418,153
NET ASSETS:
 Beginning of year                  23,604,931       228,683,191        27,551,887
                                   -----------      ------------       -----------
 End of year                       $23,959,926      $241,073,232       $28,970,040
                                   ===========      ============       ===========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  CORE PLUS            EMERGING
                                 FIXED INCOME        MARKETS DEBT
                                 SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $3,301,302            $860,393
 Net realized gain (loss) on
  security transactions                273,573             187,699
 Net realized gain on
  distributions                        780,672             236,994
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (1,694,040)           (232,588)
                                --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         2,661,507           1,052,498
                                --------------       -------------
UNIT TRANSACTIONS:
 Purchases                           3,378,980             641,876
 Net transfers                       4,014,528             224,051
 Surrenders for benefit
  payments and fees                (14,139,349)         (1,678,559)
 Net annuity transactions               18,824                  --
                                --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (6,727,017)           (812,632)
                                --------------       -------------
 Net increase (decrease) in
  net assets                        (4,065,510)            239,866
NET ASSETS:
 Beginning of year                 145,533,379          12,459,937
                                --------------       -------------
 End of year                      $141,467,869         $12,699,803
                                ==============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      EMERGING                                                          MID CAP
                                   MARKETS EQUITY             TECHNOLOGY          HIGH YIELD            GROWTH
                                     SUB-ACCOUNT            SUB-ACCOUNT (B)       SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(420,178)                $(27,495)         $1,769,055           $(172,685)
 Net realized gain (loss) on
  security transactions                   211,136                 (430,973)         (1,235,858)            (79,651)
 Net realized gain on
  distributions                         1,023,802                       --                  --             772,204
 Net unrealized appreciation
  (depreciation) of
  investments during the year          11,561,439                  723,484           1,290,918              84,194
                                    -------------            -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           12,376,199                  265,016           1,824,115             604,062
                                    -------------            -------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                             20,812,614                    3,811             466,342           8,033,433
 Net transfers                          5,116,386               (4,946,821)           (748,979)          1,685,861
 Surrenders for benefit
  payments and fees                    (3,897,361)                (106,521)         (4,046,149)           (506,079)
 Net annuity transactions                    (303)                     174                  --                  --
                                    -------------            -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    22,031,336               (5,049,357)         (4,328,786)          9,213,215
                                    -------------            -------------       -------------       -------------
 Net increase (decrease) in
  net assets                           34,407,535               (4,784,341)         (2,504,671)          9,817,277
NET ASSETS:
 Beginning of year                     26,448,998                4,784,341          29,883,682           5,229,901
                                    -------------            -------------       -------------       -------------
 End of year                          $60,856,533                     $ --         $27,379,011         $15,047,178
                                    =============            =============       =============       =============

                                 U.S. MID
                                 CAP VALUE               FOCUS GROWTH             BALANCED GROWTH
                                SUB-ACCOUNT            SUB-ACCOUNT (C)              SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)    $(1,339,278)              $(2,622,070)                  $696,406
 Net realized gain (loss) on
  security transactions            1,604,986                   118,246                  3,121,173
 Net realized gain on
  distributions                   10,591,791                        --                  3,883,757
 Net unrealized appreciation
  (depreciation) of
  investments during the year      4,406,880                (1,092,533)                    94,421
                               -------------            --------------            ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                      15,264,379                (3,596,357)                 7,795,757
                               -------------            --------------            ---------------
UNIT TRANSACTIONS:
 Purchases                         8,452,303                   750,195                  1,168,484
 Net transfers                     2,882,993               (13,556,063)                (1,103,199)
 Surrenders for benefit
  payments and fees               (9,317,967)              (34,641,492)               (15,295,880)
 Net annuity transactions             (3,445)                   54,715                     99,131
                               -------------            --------------            ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                2,013,884               (47,392,645)               (15,131,464)
                               -------------            --------------            ---------------
 Net increase (decrease) in
  net assets                      17,278,263               (50,989,002)                (7,335,707)
NET ASSETS:
 Beginning of year                80,482,190               208,583,381                 81,521,960
                               -------------            --------------            ---------------
 End of year                     $97,760,453              $157,594,379                $74,186,253
                               =============            ==============            ===============

(b) Fund closed effective April 28, 2006.

(c)  Formerly American Opportunities. Change effective July 3, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   CAPITAL            DEVELOPING
                                OPPORTUNITIES           GROWTH
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(513,336)           $(765,543)
 Net realized gain (loss) on
  security transactions               (32,942)           4,144,705
 Net realized gain on
  distributions                            --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       2,411,725              864,973
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,865,447            4,244,135
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                            698,474              456,236
 Net transfers                     (2,961,009)          (3,470,881)
 Surrenders for benefit
  payments and fees                (4,978,024)          (8,800,916)
 Net annuity transactions                (901)             (17,715)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (7,241,460)         (11,833,276)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       (5,376,013)          (7,589,141)
NET ASSETS:
 Beginning of year                 34,393,911           53,944,591
                                -------------       --------------
 End of year                      $29,017,898          $46,355,450
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 FLEXIBLE INCOME       DIVIDEND GROWTH     GLOBAL EQUITY         GROWTH
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $2,422,359             $(607,234)        $(480,821)         $(812,986)
 Net realized gain (loss) on
  security transactions              (2,305,772)            6,578,318         3,372,076          1,202,556
 Net realized gain on
  distributions                              --                    --         4,475,878                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         1,847,834            15,424,119         3,994,931            495,744
                                   ------------          ------------      ------------       ------------
 Net increase (decrease) in
  net assets resulting from
  operations                          1,964,421            21,395,203        11,362,064            885,314
                                   ------------          ------------      ------------       ------------
UNIT TRANSACTIONS:
 Purchases                              588,427             1,662,333           465,898          3,574,436
 Net transfers                         (750,537)          (17,282,382)       (2,403,703)           828,401
 Surrenders for benefit
  payments and fees                  (8,242,183)          (51,954,081)      (11,664,122)        (6,586,995)
 Net annuity transactions                85,184                36,515            90,905            (22,387)
                                   ------------          ------------      ------------       ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (8,319,109)          (67,537,615)      (13,511,022)        (2,206,545)
                                   ------------          ------------      ------------       ------------
 Net increase (decrease) in
  net assets                         (6,354,688)          (46,142,412)       (2,148,958)        (1,321,231)
NET ASSETS:
 Beginning of year                   55,233,660           273,736,892        64,327,028         48,569,712
                                   ------------          ------------      ------------       ------------
 End of year                        $48,878,972          $227,594,480       $62,178,070        $47,248,481
                                   ============          ============      ============       ============

                                                                      EQUALLY
                                                                      WEIGHTED
                               MONEY MARKET        UTILITIES          S&P 500
                               SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  -----------------------------------------------------
OPERATIONS:
 Net investment income (loss)    $2,707,624           $320,502       $(1,011,382)
 Net realized gain (loss) on
  security transactions                  --          6,209,450        11,550,309
 Net realized gain on
  distributions                          --                 --        10,158,475
 Net unrealized appreciation
  (depreciation) of
  investments during the year            --          4,408,075         3,645,800
                               ------------      -------------      ------------
 Net increase (decrease) in
  net assets resulting from
  operations                      2,707,624         10,938,027        24,343,202
                               ------------      -------------      ------------
UNIT TRANSACTIONS:
 Purchases                        1,651,933            403,173         6,405,290
 Net transfers                   77,130,893         (2,854,253)       (2,924,502)
 Surrenders for benefit
  payments and fees             (49,350,798)       (13,931,684)      (30,057,107)
 Net annuity transactions            35,433             16,456           157,464
                               ------------      -------------      ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              29,467,461        (16,366,308)      (26,418,855)
                               ------------      -------------      ------------
 Net increase (decrease) in
  net assets                     32,175,085         (5,428,281)       (2,075,653)
NET ASSETS:
 Beginning of year               81,125,196         69,334,158       193,147,746
                               ------------      -------------      ------------
 End of year                   $113,300,281        $63,905,877      $191,072,093
                               ============      =============      ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     SMALL COMPANY
                                        GROWTH              GLOBAL FRANCHISE
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(313,506)               $(229,302)
 Net realized gain (loss) on
  security transactions                     40,754                  158,650
 Net realized gain on
  distributions                          1,195,488                  717,604
 Net unrealized appreciation
  (depreciation) of
  investments during the year              469,453                4,919,248
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,392,189                5,566,200
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               3,706,131                3,371,359
 Net transfers                           2,318,079                1,939,077
 Surrenders for benefit
  payments and fees                       (621,215)              (1,450,344)
 Net annuity transactions                       --                       --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      5,402,995                3,860,092
                                     -------------            -------------
 Net increase (decrease) in
  net assets                             6,795,184                9,426,292
NET ASSETS:
 Beginning of year                      11,368,483               27,402,147
                                     -------------            -------------
 End of year                           $18,163,667              $36,828,439
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                      OPPENHEIMER
                                    OPPENHEIMER          OPPENHEIMER CAPITAL       GLOBAL SECURITIES            OPPENHEIMER
                                    MIDCAP FUND           APPRECIATION FUND               FUND               MAIN STREET FUND
                                  SUB-ACCOUNT (D)            SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(41,483)               $(646,330)              $(1,171,929)                $(74,756)
 Net realized gain (loss) on
  security transactions                  (10,915)                   1,805                     3,454                   12,556
 Net realized gain on
  distributions                               --                       --                 2,904,681                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             61,266                3,504,428                15,605,793                1,087,551
                                    ------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               8,868                2,859,903                17,341,999                1,025,351
                                    ------------            -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                             1,718,377               27,487,273               110,750,443                5,426,568
 Net transfers                           664,619               11,199,918                36,076,518                1,963,884
 Surrenders for benefit
  payments and fees                      (46,836)              (1,815,561)               (3,330,854)                (353,884)
 Net annuity transactions                     --                   48,066                      (595)                      --
                                    ------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,336,160               36,919,696               143,495,512                7,036,568
                                    ------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets                           2,345,028               39,779,599               160,837,511                8,061,919
NET ASSETS:
 Beginning of year                     1,169,114               22,536,435                33,581,085                4,158,291
                                    ------------            -------------            --------------            -------------
 End of year                          $3,514,142              $62,316,034              $194,418,596              $12,220,210
                                    ============            =============            ==============            =============

                                     OPPENHEIMER            PUTNAM
                                     MAIN STREET          DIVERSIFIED             PUTNAM GLOBAL
                                    SMALL CAP FUND          INCOME              ASSET ALLOCATION
                                     SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,190,770)           $473,240                  $26,175
 Net realized gain (loss) on
  security transactions                    (11,585)             11,720                    6,292
 Net realized gain on
  distributions                          1,342,275                  --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            7,896,615             510,643                  695,465
                                    --------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             8,036,535             995,603                  727,932
                                    --------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              59,029,551          15,527,003                5,694,784
 Net transfers                          29,944,124           5,273,576                1,502,483
 Surrenders for benefit
  payments and fees                     (2,751,840)           (768,444)                (151,607)
 Net annuity transactions                   15,161                  --                       --
                                    --------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     86,236,996          20,032,135                7,045,660
                                    --------------       -------------            -------------
 Net increase (decrease) in
  net assets                            94,273,531          21,027,738                7,773,592
NET ASSETS:
 Beginning of year                      30,418,868           9,210,883                3,236,222
                                    --------------       -------------            -------------
 End of year                          $124,692,399         $30,238,621              $11,009,814
                                    ==============       =============            =============

(d) Formerly Oppenheimer Aggressive Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            PUTNAM
                                    PUTNAM GROWTH       INTERNATIONAL
                                      AND INCOME            EQUITY
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(20,063)           $(975,678)
 Net realized gain (loss) on
  security transactions                    18,801               37,807
 Net realized gain on
  distributions                            85,430                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             696,933           19,821,728
                                     ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              781,101           18,883,857
                                     ------------       --------------
UNIT TRANSACTIONS:
 Purchases                              3,935,788           55,281,319
 Net transfers                          1,051,657           17,262,762
 Surrenders for benefit
  payments and fees                      (180,538)          (3,175,582)
 Net annuity transactions                      --               12,090
                                     ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     4,806,907           69,380,589
                                     ------------       --------------
 Net increase (decrease) in
  net assets                            5,588,008           88,264,446
NET ASSETS:
 Beginning of year                      2,519,699           39,082,490
                                     ------------       --------------
 End of year                           $8,107,707         $127,346,936
                                     ============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                      PUTNAM THE
                                       PUTNAM             PUTNAM            PUTNAM SMALL             GEORGE PUTNAM
                                     INVESTORS           NEW VALUE           CAP VALUE              FUND OF BOSTON
                                    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(55,279)           $(81,481)         $(1,016,080)                 $15,750
 Net realized gain (loss) on
  security transactions                   23,510               2,400                3,680                   38,718
 Net realized gain on
  distributions                               --             595,888            4,980,803                  253,412
 Net unrealized appreciation
  (depreciation) of
  investments during the year            708,375           1,215,489            5,786,974                  945,870
                                    ------------       -------------       --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             676,606           1,732,296            9,755,377                1,253,750
                                    ------------       -------------       --------------            -------------
UNIT TRANSACTIONS:
 Purchases                             4,252,253           6,531,014           51,975,601               17,041,879
 Net transfers                         1,903,518           3,334,043           17,278,520               (4,081,489)
 Surrenders for benefit
  payments and fees                     (114,792)           (515,965)          (2,790,723)                (412,275)
 Net annuity transactions                     --            (161,242)            (115,179)                   5,266
                                    ------------       -------------       --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    6,040,979           9,187,850           66,348,219               12,553,381
                                    ------------       -------------       --------------            -------------
 Net increase (decrease) in
  net assets                           6,717,585          10,920,146           76,103,596               13,807,131
NET ASSETS:
 Beginning of year                     1,144,639           6,592,426           31,827,935                4,284,140
                                    ------------       -------------       --------------            -------------
 End of year                          $7,862,224         $17,512,572         $107,931,531              $18,091,271
                                    ============       =============       ==============            =============


                                                               PUTNAM
                                    PUTNAM VISTA              VOYAGER           ENTERPRISE
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(29,041)               $(32,321)          $(182,138)
 Net realized gain (loss) on
  security transactions                    2,550                  17,579          (1,254,327)
 Net realized gain on
  distributions                               --                      --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             47,685                 125,618           2,089,009
                                    ------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              21,194                 110,876             652,544
                                    ------------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                             1,331,850               1,349,734             723,156
 Net transfers                           194,040                  (1,951)         (1,377,162)
 Surrenders for benefit
  payments and fees                     (104,469)                (48,798)         (2,360,019)
 Net annuity transactions                     --                      --               8,819
                                    ------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,421,421               1,298,985          (3,005,206)
                                    ------------            ------------       -------------
 Net increase (decrease) in
  net assets                           1,442,615               1,409,861          (2,352,662)
NET ASSETS:
 Beginning of year                       863,846               1,140,409          15,532,522
                                    ------------            ------------       -------------
 End of year                          $2,306,461              $2,550,270         $13,179,860
                                    ============            ============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                  GROWTH AND
                                    INCOME              COMSTOCK
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(1,521,796)         $(1,503,105)
 Net realized gain (loss) on
  security transactions              1,174,945              241,539
 Net realized gain on
  distributions                     11,362,416           10,585,767
 Net unrealized appreciation
  (depreciation) of
  investments during the year       13,904,458           18,854,265
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        24,920,023           28,178,466
                                --------------       --------------
UNIT TRANSACTIONS:
 Purchases                          30,604,363           57,474,874
 Net transfers                      12,486,948           27,031,370
 Surrenders for benefit
  payments and fees                (15,079,410)          (9,856,217)
 Net annuity transactions               29,666               11,526
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 28,041,567           74,661,553
                                --------------       --------------
 Net increase (decrease) in
  net assets                        52,961,590          102,840,019
NET ASSETS:
 Beginning of year                 159,504,791          152,674,388
                                --------------       --------------
 End of year                      $212,466,381         $255,514,407
                                ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                        WELLS FARGO
                                                                                                       ADVANTAGE VT
                                     STRATEGIC               AGGRESSIVE         GOVERNMENT           ASSET ALLOCATION
                                       GROWTH             GROWTH PORTFOLIO       PORTFOLIO                 FUND
                                  SUB-ACCOUNT (E)           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT (F)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(96,860)               $(29,105)           $426,998                   $999
 Net realized gain (loss) on
  security transactions                   44,257                 (57,949)             11,000                   (378)
 Net realized gain on
  distributions                               --                 100,205                  --                  5,358
 Net unrealized appreciation
  (depreciation) of
  investments during the year             10,593                 (42,050)            (85,071)                39,421
                                    ------------            ------------       -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (42,010)                (28,899)            352,927                 45,400
                                    ------------            ------------       -------------            -----------
UNIT TRANSACTIONS:
 Purchases                               727,835                 612,277           5,621,734                128,900
 Net transfers                          (525,447)               (236,803)          5,189,669                 92,732
 Surrenders for benefit
  payments and fees                     (359,667)                (22,307)         (1,413,555)              (114,155)
 Net annuity transactions                     --                      --                  --                     --
                                    ------------            ------------       -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (157,279)                353,167           9,397,848                107,477
                                    ------------            ------------       -------------            -----------
 Net increase (decrease) in
  net assets                            (199,289)                324,268           9,750,775                152,877
NET ASSETS:
 Beginning of year                     4,586,924               1,058,041          18,540,079                450,919
                                    ------------            ------------       -------------            -----------
 End of year                          $4,387,635              $1,382,309         $28,290,854               $603,796
                                    ============            ============       =============            ===========

                                   WELLS FARGO           WELLS FARGO           WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT          ADVANTAGE VT
                                   TOTAL RETURN         EQUITY INCOME         C&B LARGE CAP
                                    BOND FUND                FUND               VALUE FUND
                                 SUB-ACCOUNT (G)       SUB-ACCOUNT (H)       SUB-ACCOUNT (I)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $11,941               $(1,955)                $(432)
 Net realized gain (loss) on
  security transactions                    120                 1,408                   577
 Net realized gain on
  distributions                             --                   867                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              750                56,351               126,303
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            12,811                56,671               126,448
                                    ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             708,714                17,134               345,074
 Net transfers                         (38,916)               42,920               119,201
 Surrenders for benefit
  payments and fees                    (33,735)              (11,536)              (38,546)
 Net annuity transactions                   --                    --                    --
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    636,063                48,518               425,729
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets                           648,874               105,189               552,177
NET ASSETS:
 Beginning of year                     268,779               312,318               402,543
                                    ----------            ----------            ----------
 End of year                          $917,653              $417,507              $954,720
                                    ==========            ==========            ==========

(e)  Formerly Emerging Growth. Change effective August 15, 2006.

(f) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

(g) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(h) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

(i) Formerly Wells Fargo Advantage C&B Large Cap Value Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    WELLS FARGO          WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT
                                   LARGE COMPANY        INTERNATIONAL
                                     CORE FUND            CORE FUND
                                  SUB-ACCOUNT (J)      SUB-ACCOUNT (K)
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(23)                 $(428)
 Net realized gain (loss) on
  security transactions                     2                    784
 Net realized gain on
  distributions                            --                  6,220
 Net unrealized appreciation
  (depreciation) of
  investments during the year             763                 20,517
                                      -------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              742                 27,093
                                      -------             ----------
UNIT TRANSACTIONS:
 Purchases                                 --                 24,542
 Net transfers                             --                     --
 Surrenders for benefit
  payments and fees                         1                (18,702)
 Net annuity transactions                  --                     --
                                      -------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         1                  5,840
                                      -------             ----------
 Net increase (decrease) in
  net assets                              743                 32,933
NET ASSETS:
 Beginning of year                      5,186                148,599
                                      -------             ----------
 End of year                           $5,929               $181,532
                                      =======             ==========

(j) Formerly Wells Fargo Advantage Large Company Core Fund. Change effective May 1, 2006.

(k) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    WELLS FARGO             WELLS FARGO             WELLS FARGO
                                    ADVANTAGE VT            ADVANTAGE VT            ADVANTAGE VT
                                   LARGE COMPANY            MONEY MARKET             SMALL CAP
                                    GROWTH FUND                 FUND                GROWTH FUND
                                  SUB-ACCOUNT (L)         SUB-ACCOUNT (M)         SUB-ACCOUNT (N)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(48,034)                $22,134                $(26,750)
 Net realized gain (loss) on
  security transactions                    1,829                      --                   2,618
 Net realized gain on
  distributions                               --                      --                  38,435
 Net unrealized appreciation
  (depreciation) of
  investments during the year            160,848                      --                 256,025
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             114,643                  22,134                 270,328
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             1,835,489                 335,425               1,153,393
 Net transfers                           780,180               1,475,270                 371,656
 Surrenders for benefit
  payments and fees                     (116,494)                 (8,714)                (64,340)
 Net annuity transactions                     --                      --                      --
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,499,175               1,801,981               1,460,709
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                           2,613,818               1,824,115               1,731,037
NET ASSETS:
 Beginning of year                     1,338,679                  19,311                 668,863
                                    ------------            ------------            ------------
 End of year                          $3,952,497              $1,843,426              $2,399,900
                                    ============            ============            ============

                                                         WELLS FARGO
                                   WELLS FARGO           ADVANTAGE VT          WELLS FARGO
                                   ADVANTAGE VT         SMALL/MID CAP          ADVANTAGE VT
                                  DISCOVERY FUND          VALUE FUND         OPPORTUNITY FUND
                                 SUB-ACCOUNT (O)       SUB-ACCOUNT (P)       SUB-ACCOUNT (Q)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,563)              $(1,850)              $(1,262)
 Net realized gain (loss) on
  security transactions                     (5)                  363                   105
 Net realized gain on
  distributions                             --                19,898                11,268
 Net unrealized appreciation
  (depreciation) of
  investments during the year           11,273                (3,805)               (2,720)
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             9,705                14,606                 7,391
                                    ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             135,769               136,828                78,853
 Net transfers                          15,985                 1,016                 5,046
 Surrenders for benefit
  payments and fees                       (882)               (1,425)                 (742)
 Net annuity transactions                   --                    --                    --
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    150,872               136,419                83,157
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets                           160,577               151,025                90,548
NET ASSETS:
 Beginning of year                       1,685                53,795                23,915
                                    ----------            ----------            ----------
 End of year                          $162,262              $204,820              $114,463
                                    ==========            ==========            ==========

(l) Formerly Wells Fargo Advantage Large Company Growth Fund. Change effective May 1, 2006.

(m) Formerly Wells Fargo Advantage Money Market Fund. Change effective May 1, 2006.

(n) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

(o) Formerly Wells Fargo Advantage Discovery Fund. Change effective May 1, 2006.

(p) Formerly Wells Fargo Advantage Multi Cap Value Fund. Change effective May 1, 2006.

(q) Formerly Wells Fargo Advantage Opportunity Fund. Change effective May 1,
    2006.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Three ("the Account") is a separate investment account within Hartford Life and Annuity Insurance Company ("the Company") and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds ("the Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the AllianceBernstein VP Balanced Wealth Strategy Portfolio, AllianceBernstein VP Global Research Growth Portfolio, AllianceBernstein VP International Value Portfolio, AllianceBernstein VP Small/Mid Cap Value Portfolio, AllianceBernstein VP Value Portfolio, AllianceBernstein VPS International Growth Portfolio, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Contrafund, Fidelity VIP Mid Cap, Fidelity VIP Value Strategies, Fidelity VIP Dynamic Capital Appreciation Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Franklin Strategic Income Securities Fund, Franklin Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund, Hartford Advisers HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford Mid Cap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Cap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, Lord Abbett All Value Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Portfolio, Lord Abbett Large Cap Core Fund, MFS Core Equity Series, MFS Emerging Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series, Equity and Income, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, High Yield, Mid Cap Growth, U.S. Mid Cap Value, Focus Growth, Balanced Growth, Capital Opportunities, Developing Growth, Flexible Income, Dividend Growth, Global Equity, Growth, Money Market, Utilities, Equally Weighted S&P 500, Small Company Growth, Global Franchise, Oppenheimer Midcap Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Securities Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Small Cap Fund, Putnam Diversified Income, Putnam Global Asset Allocation, Putnam Growth and Income, Putnam VT International Growth and Income Fund, Putnam International Equity, Putnam Investors, Putnam New Value, Putnam Small Cap Value, Putnam The George Putnam Fund of Boston, Putnam Vista, Putnam Voyager, Enterprise, Growth and Income, Comstock, Strategic Growth, Aggressive Growth Portfolio, Government Portfolio, Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT C&B Large Cap Value Fund, Wells Fargo Advantage VT Large Company Core Fund, Wells Fargo Advantage VT International Core Fund, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Money Market Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Small/ Mid Cap Value Fund, and Wells Fargo Advantage VT Opportunity Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share

-------------------------------------------------------------------------------

       as determined by the appropriate Fund as of December 31, 2007.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) RECLASSIFICATIONS -- Certain reclassifications have been made to the December 31, 2006 Statements of Changes in Net Assets to conform to the current year presentation.

       h) FAIR VALUE MEASUREMENTS -- In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Account will adopt SFAS 157 on January 1, 2008. Adoption of this statement is not expected to have a material impact on the Account's financial statements.

       i) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES -- The Company, as issuer of variable annuity contracts, provides the mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.60% of the Account's average daily net assets. The Company also provides administrative services and receives a maximum annual fee of 0.20% of the Account's average daily net assets.

       b) DEDUCTION OF ANNUAL MAINTENANCE FEE -- Annual maintenance fees are charged through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts. These charges are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

                                                PURCHASES          PROCEEDS
SUB-ACCOUNT                                      AT COST          FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth
 Strategy Portfolio                               $67,979,058        $10,247,637
AllianceBernstein VP Global Research
 Growth Portfolio                                   5,424,968          1,176,386
AllianceBernstein VP International Value
 Portfolio                                        154,400,666         25,758,907
AllianceBernstein VP Small/Mid Cap Value
 Portfolio                                         29,079,038          7,844,651
AllianceBernstein VP Value Portfolio               57,724,874          6,289,979
AllianceBernstein VPS International Growth
 Portfolio                                          1,742,769             46,179
American Funds Global Growth Fund                  15,894,123         17,037,056
American Funds Growth Fund                         63,701,162         88,613,740
American Funds Growth-Income Fund                  43,442,466         86,492,054
American Funds International Fund                  31,785,186         35,509,240
American Funds Global Small Capitalization
 Fund                                              16,428,971         18,351,792
Fidelity VIP Equity-Income                         63,329,443          7,092,657
Fidelity VIP Growth                                37,250,249         10,331,197
Fidelity VIP Contrafund                           444,353,911         15,625,033
Fidelity VIP Mid Cap                               61,980,285         15,181,503
Fidelity VIP Value Strategies                      20,335,872          8,970,073
Fidelity VIP Dynamic Capital Appreciation
 Portfolio                                            316,655            202,633
Franklin Small-Mid Cap Growth Securities
 Fund                                               8,480,512         12,368,522
Franklin Strategic Income Securities Fund          33,180,765         19,097,295
Franklin Mutual Shares Securities Fund             21,739,266         35,709,611
Templeton Developing Markets Securities
 Fund                                              11,263,602         12,948,956
Templeton Growth Securities Fund                    8,748,791         15,383,163
Hartford Advisers HLS Fund                         23,003,636          5,803,032
Hartford LargeCap Growth HLS Fund                      98,151                 46
Hartford Total Return Bond HLS Fund               272,525,305         16,527,437
Hartford Dividend and Growth HLS Fund             293,763,789         14,288,361
Hartford Fundamental Growth HLS Fund                4,561,601          2,412,951
Hartford Global Advisers HLS Fund                   7,316,116          1,850,747
Hartford Global Growth HLS Fund                    18,814,631          2,607,920
Hartford Disciplined Equity HLS Fund              142,925,193         25,543,939
Hartford Growth HLS Fund                           13,306,526          5,964,972
Hartford Growth Opportunities HLS Fund            108,817,882         10,563,873
Hartford High Yield HLS Fund                       29,578,327          8,839,152
Hartford Index HLS Fund                            14,461,376          5,617,845
Hartford International Growth HLS Fund             61,800,364          9,226,212
Hartford International Small Company HLS
 Fund                                              37,411,826         12,505,912
Hartford International Opportunities HLS
 Fund                                              88,034,302         21,483,331
Hartford Mid Cap Growth HLS Fund                      207,434                101
Hartford Money Market HLS Fund                    192,442,748        118,469,521
Hartford Mortgage Securities HLS Fund               6,390,603          2,559,034
Hartford Small Cap Value HLS Fund                     117,739              7,985
Hartford Small Company HLS Fund                    48,388,372          2,524,741
Hartford SmallCap Growth HLS Fund                  13,385,444         10,512,668
Hartford Stock HLS Fund                            23,900,972          8,908,665

-------------------------------------------------------------------------------

                                                PURCHASES          PROCEEDS
SUB-ACCOUNT                                      AT COST          FROM SALES
--------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND                                            $143,099,097         $7,683,705
HARTFORD VALUE HLS FUND                            51,046,590          6,269,259
HARTFORD VALUE OPPORTUNITIES HLS FUND              44,631,305         17,400,666
HARTFORD EQUITY INCOME HLS FUND                    22,287,596          7,476,686
LORD ABBETT ALL VALUE PORTFOLIO                    14,718,597          4,231,098
LORD ABBETT AMERICA'S VALUE PORTFOLIO              16,560,017          2,857,005
LORD ABBETT BOND DEBENTURE FUND                    43,151,782          8,540,769
LORD ABBETT GROWTH AND INCOME PORTFOLIO           180,919,978         11,012,624
LORD ABBETT LARGE CAP CORE FUND                     6,281,180          2,165,510
MFS CORE EQUITY SERIES                                740,864          2,012,484
MFS EMERGING GROWTH SERIES                          1,870,065          3,671,799
MFS INVESTORS GROWTH STOCK SERIES                     619,320          2,538,470
MFS INVESTORS TRUST SERIES                          2,154,580          4,904,704
MFS TOTAL RETURN SERIES                            22,435,981         39,362,607
EQUITY AND INCOME                                   3,063,750          4,811,299
CORE PLUS FIXED INCOME                             17,297,796         26,698,429
EMERGING MARKETS DEBT                               2,544,479          3,318,695
EMERGING MARKETS EQUITY                            60,830,430         20,318,804
HIGH YIELD                                          5,321,123          8,183,277
MID CAP GROWTH                                     21,765,164          4,987,336
U.S. MID CAP VALUE                                 33,246,458         24,562,010
FOCUS GROWTH                                        1,997,221         43,079,449
BALANCED GROWTH                                     9,316,059         17,649,746
CAPITAL OPPORTUNITIES                                 943,006          8,060,387
DEVELOPING GROWTH                                   3,411,404         13,416,114
FLEXIBLE INCOME                                     6,673,457         10,919,118
DIVIDEND GROWTH                                     4,027,972         58,332,224
GLOBAL EQUITY                                      10,052,586         16,413,335
GROWTH                                              2,111,086         12,791,593
MONEY MARKET                                      109,570,030        108,671,981
UTILITIES                                           4,243,829         17,608,763
EQUALLY WEIGHTED S&P 500                           25,247,735         44,476,988
SMALL COMPANY GROWTH                                3,690,898          4,149,313
GLOBAL FRANCHISE                                   10,913,603          8,457,082
OPPENHEIMER MIDCAP FUND                             3,262,174          1,106,495
OPPENHEIMER CAPITAL APPRECIATION FUND              46,666,579          6,645,224
OPPENHEIMER GLOBAL SECURITIES FUND                193,331,891          8,386,418
OPPENHEIMER MAIN STREET FUND                       13,209,653          5,891,585
OPPENHEIMER MAIN STREET SMALL CAP FUND             77,030,558         11,327,960
PUTNAM DIVERSIFIED INCOME                          47,498,980          8,642,862
PUTNAM GLOBAL ASSET ALLOCATION                     10,342,061          3,373,111
PUTNAM GROWTH AND INCOME                            7,379,669          1,944,346
PUTNAM VT INTERNATIONAL GROWTH AND INCOME
 FUND                                                 240,108                575
PUTNAM INTERNATIONAL EQUITY                        79,090,972         15,400,471
PUTNAM INVESTORS                                   42,954,327          2,099,350
PUTNAM NEW VALUE                                   15,953,790          2,104,273
PUTNAM SMALL CAP VALUE                             64,806,124         15,991,833
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON            20,362,737          7,277,872
PUTNAM VISTA                                        1,489,480            669,304
PUTNAM VOYAGER                                      1,036,554            721,122

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                PURCHASES          PROCEEDS
SUB-ACCOUNT                                      AT COST          FROM SALES
--------------------------------------------------------------------------------
Enterprise                                           $675,501         $3,599,635
Growth and Income                                  72,496,104         37,910,821
Comstock                                           62,786,828         27,457,265
Strategic Growth                                      122,633            815,513
Aggressive Growth Portfolio                           302,377            460,604
Government Portfolio                               13,700,713          7,159,324
Wells Fargo Advantage VT Asset Allocation
 Fund                                                  71,176             43,605
Wells Fargo Advantage VT Total Return Bond
 Fund                                                 308,960            460,205
Wells Fargo Advantage VT Equity Income
 Fund                                                  40,375             42,478
Wells Fargo Advantage VT C&B Large Cap
 Value Fund                                           779,974            102,788
Wells Fargo Advantage VT Large Company
 Core Fund                                             45,115              2,068
Wells Fargo Advantage VT International
 Core Fund                                             59,065             12,713
Wells Fargo Advantage VT Large Company
 Growth Fund                                        1,483,232            699,939
Wells Fargo Advantage VT Money Market Fund          1,755,700          2,729,601
Wells Fargo Advantage VT Small Cap Growth
 Fund                                               1,543,200            571,167
Wells Fargo Advantage VT Discovery Fund               124,270             18,701
Wells Fargo Advantage VT Small/Mid Cap
 Value Fund                                           100,718              7,143
Wells Fargo Advantage VT Opportunity Fund             771,012             12,993
                                            -----------------  -----------------
                                               $4,268,442,617     $1,487,219,402
                                            =================  =================

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                         ISSUED        REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP Balanced        5,335,943       791,536      4,544,407
 Wealth Strategy Portfolio
AllianceBernstein VP Global            364,637        77,465        287,172
 Research Growth Portfolio
AllianceBernstein VP                 9,309,595     1,612,260      7,697,335
 International Value Portfolio
AllianceBernstein VP Small/Mid       2,095,201       620,315      1,474,886
 Cap Value Portfolio
AllianceBernstein VP Value           4,396,290       481,137      3,915,153
 Portfolio
AllianceBernstein VPS                  162,094         4,318        157,776
 International Growth
 Portfolio
American Funds Global Growth           831,436     1,246,585       (415,149  )
 Fund
American Funds Growth Fund           2,409,791     7,209,661     (4,799,870  )
American Funds Growth-Income         1,562,304     5,694,680     (4,132,376  )
 Fund
American Funds International         1,493,379     2,502,388     (1,009,009  )
 Fund
American Funds Global Small            518,154       909,231       (391,077  )
 Capitalization Fund
Fidelity VIP Equity-Income           3,956,647       530,660      3,425,987
Fidelity VIP Growth                  2,999,156       771,428      2,227,728
Fidelity VIP Contrafund             20,992,863     1,067,359     19,925,504
Fidelity VIP Mid Cap                 3,866,723     1,089,356      2,777,367
Fidelity VIP Value Strategies        1,490,325       697,378        792,947
Fidelity VIP Dynamic Capital            31,721        20,989         10,732
 Appreciation Portfolio
Franklin Small-Mid Cap Growth          422,457     1,320,777       (898,320  )
 Securities Fund
Franklin Strategic Income            1,860,744     1,198,060        662,684
 Securities Fund
Franklin Mutual Shares                 745,982     1,950,435     (1,204,453  )
 Securities Fund
Templeton Developing Markets           315,499       512,618       (197,119  )
 Securities Fund
Templeton Growth Securities            332,446       926,588       (594,142  )
 Fund
Hartford Advisers HLS Fund          11,131,900     3,613,577      7,518,323

-------------------------------------------------------------------------------

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                         ISSUED        REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
Hartford LargeCap Growth HLS
 Fund                                    9,923            --          9,923
Hartford Total Return Bond HLS
 Fund                              130,239,621     8,327,349    121,912,272
Hartford Dividend and Growth
 HLS Fund                          120,091,672     7,281,832    112,809,840
Hartford Fundamental Growth HLS
 Fund                                3,436,306     1,876,798      1,559,508
Hartford Global Advisers HLS
 Fund                                4,087,617     1,142,775      2,944,842
Hartford Global Growth HLS Fund      6,907,601     1,177,162      5,730,439
Hartford Disciplined Equity HLS
 Fund                              104,221,028    17,320,714     86,900,314
Hartford Growth HLS Fund             7,808,693     4,045,236      3,763,457
Hartford Growth Opportunities
 HLS Fund                           42,463,679     5,532,433     36,931,246
Hartford High Yield HLS Fund        17,660,114     5,997,767     11,662,347
Hartford Index HLS Fund              7,566,535     3,849,676      3,716,859
Hartford International Growth
 HLS Fund                           24,815,133     4,933,606     19,881,527
Hartford International Small
 Company HLS Fund                   11,655,670     4,990,137      6,665,533
Hartford International
 Opportunities HLS Fund             31,174,457    11,769,132     19,405,325
Hartford Mid Cap Growth HLS
 Fund                                   20,272            --         20,272
Hartford Money Market HLS Fund     148,171,001    92,988,641     55,182,360
Hartford Mortgage Securities
 HLS Fund                            3,355,049     1,669,398      1,685,651
Hartford Small Cap Value HLS
 Fund                                   12,450           896         11,554
Hartford Small Company HLS Fund     21,128,179     1,211,611     19,916,568
Hartford SmallCap Growth HLS
 Fund                                6,568,769     6,826,037       (257,268)
Hartford Stock HLS Fund              9,643,324     6,454,568      3,188,756
Hartford U.S. Government
 Securities HLS Fund               122,698,637     6,546,815    116,151,822
Hartford Value HLS Fund             33,772,984     4,420,950     29,352,034
Hartford Value Opportunities
 HLS Fund                           19,161,588     9,336,376      9,825,212
Hartford Equity Income HLS Fund     13,676,819     4,941,508      8,735,311
Lord Abbett All Value Portfolio      1,069,148       324,663        744,485
Lord Abbett America's Value
 Portfolio                           1,214,213       221,809        992,404
Lord Abbett Bond Debenture Fund      3,534,719       748,956      2,785,763
Lord Abbett Growth and Income
 Portfolio                          13,104,245       864,582     12,239,663
Lord Abbett Large Cap Core Fund        453,266       159,380        293,886
MFS Core Equity Series                  84,502       234,848       (150,346)
MFS Emerging Growth Series             275,877       516,046       (240,169)
MFS Investors Growth Stock
 Series                                 82,261       316,153       (233,892)
MFS Investors Trust Series             180,038       446,637       (266,599)
MFS Total Return Series                839,282     2,569,876     (1,730,594)
Equity and Income                      121,966       284,412       (162,446)
Core Plus Fixed Income                 966,216     2,150,501     (1,184,285)
Emerging Markets Debt                   61,315       154,744        (93,429)
Emerging Markets Equity              2,587,014       934,754      1,652,260
High Yield                             285,229       713,109       (427,880)
Mid Cap Growth                       1,439,220       336,433      1,102,787
U.S. Mid Cap Value                   1,519,649     1,580,905        (61,256)
Focus Growth                           246,469     3,297,870     (3,051,401)
Balanced Growth                        172,092       990,735       (818,643)
Capital Opportunities                  163,148     1,056,821       (893,673)
Developing Growth                      284,950       851,329       (566,379)
Flexible Income                        343,896       863,939       (520,043)
Dividend Growth                        146,551     3,618,319     (3,471,768)

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                         ISSUED        REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
Global Equity                          130,495     1,156,532     (1,026,037)
Growth                                 262,243     1,239,013       (976,770)
Money Market                        11,994,788    12,324,983       (330,195)
Utilities                              272,792     1,125,947       (853,155)
Equally Weighted S&P 500               422,507     2,194,487     (1,771,980)
Small Company Growth                   157,554       274,671       (117,117)
Global Franchise                       400,592       420,351        (19,759)
Oppenheimer Midcap Fund                279,151        90,279        188,872
Oppenheimer Capital
 Appreciation Fund                   3,939,029       513,765      3,425,264
Oppenheimer Global Securities
 Fund                               13,191,731       572,859     12,618,872
Oppenheimer Main Street Fund         1,081,409       470,095        611,314
Oppenheimer Main Street Small
 Cap Fund                            5,782,781       848,388      4,934,393
Putnam Diversified Income            2,655,111       490,414      2,164,697
Putnam Global Asset Allocation         383,673       157,080        226,593
Putnam Growth and Income               182,013        72,898        109,115
Putnam VT International Growth
 and Income Fund                        24,460            46         24,414
Putnam International Equity          2,863,000       824,479      2,038,521
Putnam Investors                     4,424,946       203,271      4,221,675
Putnam New Value                       640,032        94,607        545,425
Putnam Small Cap Value               1,987,701       613,297      1,374,404
Putnam The George Putnam Fund
 of Boston                           1,309,942       513,605        796,337
Putnam Vista                           138,839        47,141         91,698
Putnam Voyager                          65,959        50,325         15,634
Enterprise                              98,272       451,911       (353,639)
Growth and Income                    3,634,762     2,335,783      1,298,979
Comstock                             3,165,738     1,457,667      1,708,071
Strategic Growth                         8,587        51,666        (43,079)
Aggressive Growth Portfolio             15,321        32,434        (17,113)
Government Portfolio                 1,196,356       641,011        555,345
Wells Fargo Advantage VT Asset
 Allocation Fund                        33,873        23,102         10,771
Wells Fargo Advantage VT Total
 Return Bond Fund                      229,125       378,972       (149,847)
Wells Fargo Advantage VT Equity
 Income Fund                             5,072        23,938        (18,866)
Wells Fargo Advantage VT C&B
 Large Cap Value Fund                  576,475        65,708        510,767
Wells Fargo Advantage VT Large
 Company Core Fund                      38,351         1,273         37,078
Wells Fargo Advantage VT
 International Core Fund                28,640         5,949         22,691
Wells Fargo Advantage VT Large
 Company Growth Fund                 1,359,564       561,101        798,463
Wells Fargo Advantage VT Money
 Market Fund                         1,668,743     2,663,009       (994,266)
Wells Fargo Advantage VT Small
 Cap Growth Fund                       712,182       348,394        363,788
Wells Fargo Advantage VT
 Discovery Fund                          8,705         1,065          7,640
Wells Fargo Advantage VT
 Small/Mid Cap Value Fund                4,133           235          3,898
Wells Fargo Advantage VT
 Opportunity Fund                       54,252           592         53,660

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                         ISSUED        REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP Balanced
 Wealth Strategy Portfolio           3,517,185       380,949      3,136,236
AllianceBernstein VP Global
 Research Growth Portfolio             273,397        44,727        228,670
AllianceBernstein VP
 International Value Portfolio      11,187,709       750,881     10,436,828
AllianceBernstein VP Small/Mid
 Cap Value Portfolio                 1,336,267       191,656      1,144,611
AllianceBernstein VP Value
 Portfolio                           5,245,787       196,999      5,048,788
American Funds Global Growth
 Fund                                1,213,599       802,279        411,320
American Funds Growth Fund           4,639,904     5,578,729       (938,825)
American Funds Growth-Income
 Fund                                3,020,003     4,142,844     (1,122,841)
American Funds International
 Fund                                3,839,911     1,756,678      2,083,233
American Funds Global Small
 Capitalization Fund                   917,721       635,420        282,301
Fidelity VIP Equity-Income           5,293,592       208,901      5,084,691
Fidelity VIP Growth                  2,135,167        37,261      2,097,906
Fidelity VIP Contrafund             21,305,885       580,791     20,725,094
Fidelity VIP Mid Cap                 6,562,559       505,959      6,056,600
Fidelity VIP Value Strategies          442,685        98,179        344,506
Franklin Small-Mid Cap Growth
 Securities Fund                       995,436     1,098,420       (102,984)
Franklin Strategic Income
 Securities Fund                     1,885,461     1,656,337        229,124
Franklin Mutual Shares
 Securities Fund                     1,300,384     1,628,828       (328,444)
Templeton Developing Markets
 Securities Fund                       462,842       419,669         43,173
Templeton Growth Securities
 Fund                                  781,192       674,660        106,532
Hartford Advisers HLS Fund          15,540,430     2,349,574     13,190,856
Hartford Total Return Bond HLS
 Fund                              136,523,360     3,360,874    133,162,486
Hartford Dividend and Growth
 HLS Fund                          113,477,119     3,058,614    110,418,505
Hartford Focus HLS Fund              1,189,627       340,415        849,212
Hartford Global Advisers HLS
 Fund                                3,019,968       538,597      2,481,371
Hartford Global Leaders HLS
 Fund                                5,287,113       971,542      4,315,571
Hartford Disciplined Equity HLS
 Fund                              198,815,008     2,261,396    196,553,612
Hartford Growth HLS Fund            13,434,580     3,030,893     10,403,687
Hartford Growth Opportunities
 HLS Fund                           35,806,629     4,924,581     30,882,048
Hartford High Yield HLS Fund        15,075,597     1,616,425     13,459,172
Hartford Index HLS Fund             10,561,623     2,301,190      8,260,433
Hartford International Capital
 Appreciation HLS Fund              24,196,809     2,912,450     21,284,359
Hartford International Small
 Company HLS Fund                   13,553,780     1,605,924     11,947,856
Hartford International
 Opportunities HLS Fund             44,935,361     1,935,300     43,000,061
Hartford Money Market HLS Fund      98,572,679    57,496,559     41,076,120
Hartford Mortgage Securities
 HLS Fund                            5,005,096     1,142,682      3,862,414
Hartford Small Company HLS Fund      4,162,345       360,253      3,802,092
Hartford SmallCap Growth HLS
 Fund                               20,066,323    10,084,869      9,981,454
Hartford Stock HLS Fund             18,198,958     2,977,519     15,221,439
Hartford U.S. Government
 Securities HLS Fund               105,045,843     2,990,474    102,055,369
Hartford Value HLS Fund             12,892,585     2,039,297     10,853,288
Hartford Value Opportunities
 HLS Fund                           26,588,503     2,574,507     24,013,996
Hartford Equity Income HLS Fund     13,328,142     2,097,165     11,230,977
Lord Abbett All Value Portfolio      2,193,763     1,076,689      1,117,074
Lord Abbett America's Value
 Portfolio                           1,013,835       125,260        888,575
Lord Abbett Bond-Debenture
 Portfolio                           2,869,351       230,515      2,638,836

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                         ISSUED        REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
Lord Abbett Growth and Income
 Portfolio                          11,102,541       239,360     10,863,181
Lord Abbett Large-Cap Core
 Portfolio                             616,556        59,737        556,819
MFS Capital Opportunities
 Series                                 68,097       208,610       (140,513)
MFS Emerging Growth Series             223,614       275,534        (51,920)
MFS Investors Growth Stock
 Series                                145,674       225,667        (79,993)
MFS Investors Trust Series             544,208       788,745       (244,537)
MFS Total Return Series              1,741,156     2,506,668       (765,512)
Equity and Income                      212,367       309,682        (97,315)
Core Plus Fixed Income               1,345,743     2,047,756       (702,013)
Emerging Markets Debt                  145,587       167,502        (21,915)
Emerging Markets Equity              2,464,823       925,654      1,539,169
High Yield                             235,866       627,378       (391,512)
Mid Cap Growth                       1,043,585       296,980        746,605
U.S. Mid Cap Value                   1,282,786     1,137,256        145,530
Focus Growth                           387,623     2,976,971     (2,589,348)
Balanced Growth                        455,737     1,373,230       (917,493)
Capital Opportunities                  613,119     1,488,289       (875,170)
Developing Growth                      320,695       800,639       (479,944)
Flexible Income                        369,028       977,786       (608,758)
Dividend Growth                        452,059     3,640,386     (3,188,327)
Global Equity                          273,366     1,149,202       (875,836)
Growth                               1,160,880       853,188        307,692
Money Market                        10,274,158     6,938,662      3,335,496
Utilities                              291,843       961,502       (669,659)
Equally Weighted S&P 500             1,448,506     2,488,118     (1,039,612)
Small Company Growth                   569,890       149,684        420,206
Global Franchise                       644,584       406,515        238,069
Oppenheimer Midcap Fund/VA             250,667        41,503        209,164
Oppenheimer Capital
 Appreciation Fund                   3,586,694       139,075      3,447,619
Oppenheimer Global Securities
 Fund                               11,980,909       216,314     11,764,595
Oppenheimer Main Street Fund           743,344       102,472        640,872
Oppenheimer Main Street Small
 Cap Fund                            7,790,394       428,383      7,362,011
Putnam Diversified Income            1,426,060       208,339      1,217,721
Putnam Global Asset Allocation         409,596        37,575        372,021
Putnam Growth and Income               211,476        25,353        186,123
Putnam International Equity          4,533,109       252,740      4,280,369
Putnam Investors                       776,313       106,897        669,416
Putnam New Value                       552,511        83,793        468,718
Putnam Small Cap Value               3,003,329       220,854      2,782,475
Putnam The George Putnam Fund
 of Boston                           1,634,823       638,134        996,689
Putnam Vista                           201,805        77,087        124,718
Putnam Voyager                         147,097        30,020        117,077
Enterprise                             213,278       666,313       (453,035)
Growth and Income                    3,671,675     1,845,480      1,826,195
Comstock                             5,779,570       931,336      4,848,234
Strategic Growth                        83,748       100,908        (17,160)
Aggressive Growth Portfolio             81,250        56,846         24,404
Government Portfolio                 1,221,518       289,361        932,157

-------------------------------------------------------------------------------

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                         ISSUED        REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
Wells Fargo Advantage VT Asset
 Allocation Fund                       187,933       105,511         82,422
Wells Fargo Advantage VT Total
 Return Bond Fund                      648,272        97,227        551,045
Wells Fargo Advantage VT Equity
 Income Fund                            54,126        14,185         39,941
Wells Fargo Advantage VT C&B
 Large Cap Value Fund                  426,890        65,801        361,089
Wells Fargo Advantage VT
 International Core Fund                18,770        14,886          3,884
Wells Fargo Advantage VT Large
 Company Growth Fund                 2,675,384       195,538      2,479,846
Wells Fargo Advantage VT Money
 Market Fund                         1,964,921       151,604      1,813,317
Wells Fargo Advantage VT Small
 Cap Growth Fund                     1,282,958       130,953      1,152,005
Wells Fargo Advantage VT
 Discovery Fund                         12,684            55         12,629
Wells Fargo Advantage VT
 Small/Mid Cap Value Fund               10,823           367         10,456
Wells Fargo Advantage VT
 Opportunity Fund                        7,390            66          7,324

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH
 STRATEGY PORTFOLIO
 2007  Lowest contract charges                  635,042      $12.638593        $8,026,033
    Highest contract charges                      9,006       12.043388           108,460
    Remaining contract charges                8,361,038              --       102,948,338
 2006  Lowest contract charges                  183,981       12.097214         2,225,681
    Highest contract charges                      8,787       11.725104           103,034
    Remaining contract charges                4,267,911              --        50,738,028
 2005  Lowest contract charges                   16,112       10.714409           172,629
    Highest contract charges                     10,304       10.562816           108,842
    Remaining contract charges                1,298,027              --        13,792,468
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH
 GROWTH PORTFOLIO
 2007  Lowest contract charges                   15,787       15.251626           240,770
    Highest contract charges                      8,255       14.595740           120,488
    Remaining contract charges                  563,744              --         8,398,399
 2006  Lowest contract charges                    4,331       13.699024            59,326
    Highest contract charges                      2,039       13.327881            27,176
    Remaining contract charges                  294,244              --         3,970,894
 2005  Lowest contract charges                      612       12.029861             7,365
    Highest contract charges                      1,096       11.898589            13,036
    Remaining contract charges                   70,236              --           839,634
ALLIANCEBERNSTEIN VP INTERNATIONAL
 VALUE PORTFOLIO
 2007  Lowest contract charges                  601,948       15.623839         9,404,741
    Highest contract charges                      7,888       10.203042            80,479
    Remaining contract charges               23,916,345              --       364,130,651
 2006  Lowest contract charges                  230,910       14.909092         3,442,674
    Highest contract charges                    539,371       14.464028         7,801,471
    Remaining contract charges               16,058,565              --       235,479,967
 2005  Lowest contract charges                   41,025       11.117122           456,085
    Highest contract charges                    219,921       10.964475         2,411,322
    Remaining contract charges                6,131,072              --        67,611,164

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH
 STRATEGY PORTFOLIO
 2007  Lowest contract charges                0.74%              2.02%               4.48%
    Highest contract charges                  2.45%              1.97%               2.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.42%              12.91%
    Highest contract charges                  2.45%              0.77%              11.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              0.02%               9.88%
    Highest contract charges                  2.39%                --                8.64%
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH
 GROWTH PORTFOLIO
 2007  Lowest contract charges                0.74%              0.13%              11.33%
    Highest contract charges                  2.38%              0.12%               9.51%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --               13.88%
    Highest contract charges                  2.40%                --               12.01%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%                --               20.30%
    Highest contract charges                  2.37%                --               18.99%
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN VP INTERNATIONAL
 VALUE PORTFOLIO
 2007  Lowest contract charges                0.74%              0.98%               4.79%
    Highest contract charges                  1.83%                --               (1.66)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.78%              34.11%
    Highest contract charges                  2.40%              1.23%              31.92%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              0.03%              19.17%
    Highest contract charges                  2.34%              0.10%              17.87%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP
 VALUE PORTFOLIO
 2007  Lowest contract charges                  128,720      $12.131787        $1,561,609
    Highest contract charges                      6,770       11.560375            78,266
    Remaining contract charges                3,175,504              --        37,552,583
 2006  Lowest contract charges                   65,776       12.039175           791,919
    Highest contract charges                      4,909       11.668764            57,286
    Remaining contract charges                1,765,422              --        20,895,950
 2005  Lowest contract charges                   21,935       10.621426           232,986
    Highest contract charges                     33,785       10.475556           353,920
    Remaining contract charges                  635,776              --         6,700,087
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO
 2007  Lowest contract charges                  106,065       11.844777         1,256,320
    Highest contract charges                        825       11.286935             9,309
    Remaining contract charges               12,232,910              --       141,389,755
 2006  Lowest contract charges                   73,507       12.452476           915,343
    Highest contract charges                        569       12.069459             6,867
    Remaining contract charges                8,350,571              --       102,254,285
 2005  Lowest contract charges                   31,649       10.366270           328,087
    Highest contract charges                    118,588       10.223888         1,212,432
    Remaining contract charges                3,225,622              --        33,174,021
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2007  Lowest contract charges                    1,902       10.541737            20,048
    Highest contract charges                     34,634       10.502108           363,727
    Remaining contract charges                  121,240              --         1,274,761
AMERICAN FUNDS GLOBAL GROWTH FUND
 2007  Lowest contract charges                  187,323        1.889019           353,858
    Highest contract charges                    146,939       11.926853         1,752,514
    Remaining contract charges                6,161,658              --        84,549,671
 2006  Lowest contract charges                  188,640        1.666306           314,329
    Highest contract charges                    144,231       10.658295         1,537,253
    Remaining contract charges                6,578,198              --        79,941,816
 2005  Lowest contract charges                  199,235        1.401769           279,282
    Highest contract charges                    129,547        9.083466         1,176,735
    Remaining contract charges                6,170,967              --        63,187,013
 2004  Lowest contract charges                  168,147        1.244884           209,323
    Highest contract charges                     82,862        8.172367           677,180
    Remaining contract charges                5,667,783              --        51,924,244
 2003  Lowest contract charges                   18,849        1.111293            20,947
    Highest contract charges                     25,084        7.390785           185,390
    Remaining contract charges                4,411,315              --        34,917,811

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP
 VALUE PORTFOLIO
 2007  Lowest contract charges                0.75%              0.67%               0.77%
    Highest contract charges                  2.43%              0.62%              (0.93)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.20%              13.35%
    Highest contract charges                  2.43%                --               11.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              0.20%              12.68%
    Highest contract charges                  2.31%                --               11.45%
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO
 2007  Lowest contract charges                0.75%              1.23%              (4.88)%
    Highest contract charges                  2.44%              1.08%              (6.48)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.75%              20.13%
    Highest contract charges                  2.44%              1.15%              18.10%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              0.51%               7.53%
    Highest contract charges                  2.34%              0.19%               6.35%
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2007  Lowest contract charges                0.21%              0.42%               1.58%
    Highest contract charges                  0.50%                --                1.40%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GLOBAL GROWTH FUND
 2007  Lowest contract charges                1.30%              2.66%              13.37%
    Highest contract charges                  2.59%              2.72%              11.90%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.94%              18.87%
    Highest contract charges                  2.60%              0.88%              17.34%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.68%              12.60%
    Highest contract charges                  2.58%              0.63%              11.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              0.47%              12.02%
    Highest contract charges                  2.58%              0.48%              10.58%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.30%              0.41%              33.53%
    Highest contract charges                  1.62%              0.09%              29.08%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 2007  Lowest contract charges                  965,039       $1.546007        $1,491,957
    Highest contract charges                  1,469,026       10.406277        15,287,092
    Remaining contract charges               40,766,465              --       487,864,970
 2006  Lowest contract charges                1,219,565        1.394084         1,700,177
    Highest contract charges                  1,527,069        9.506472        14,517,041
    Remaining contract charges               45,253,766              --       492,301,362
 2005  Lowest contract charges                1,745,083        1.281399         2,236,147
    Highest contract charges                  1,369,233        8.852411        12,121,011
    Remaining contract charges               45,824,909              --       461,536,271
 2004  Lowest contract charges                1,184,708        1.117260         1,323,627
    Highest contract charges                    961,708        7.819403         7,519,980
    Remaining contract charges               41,829,634              --       372,627,630
 2003  Lowest contract charges                  426,080        1.006145           428,698
    Highest contract charges                    446,466        7.133854         3,185,023
    Remaining contract charges               31,199,420              --       244,162,432
AMERICAN FUNDS GROWTH-INCOME FUND
 2007  Lowest contract charges                1,088,077        1.385135         1,507,134
    Highest contract charges                    702,060       13.858148         9,729,248
    Remaining contract charges               31,310,314              --       445,937,148
 2006  Lowest contract charges                1,326,224        1.335895         1,771,694
    Highest contract charges                    713,707       13.540353         9,663,838
    Remaining contract charges               35,192,896              --       486,525,678
 2005  Lowest contract charges                1,737,353        1.174773         2,040,996
    Highest contract charges                    679,018       12.063035         8,191,019
    Remaining contract charges               35,939,297              --       439,631,660
 2004  Lowest contract charges                1,227,457        1.124557         1,380,346
    Highest contract charges                    427,197       11.698456         4,997,550
    Remaining contract charges               34,360,563              --       405,160,831
 2003  Lowest contract charges                  477,485        1.032179           492,850
    Highest contract charges                    315,316       10.878053         3,430,020
    Remaining contract charges               26,135,600              --       285,774,226

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 2007  Lowest contract charges                1.30%              0.72%              10.90%
    Highest contract charges                  2.59%              0.77%               9.47%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.70%               8.79%
    Highest contract charges                  2.60%              0.84%               7.39%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.76%              14.69%
    Highest contract charges                  2.59%              0.76%              13.21%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              0.24%              11.04%
    Highest contract charges                  2.57%              0.32%               9.61%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.16%              35.04%
    Highest contract charges                  1.62%              0.24%              24.34%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GROWTH-INCOME FUND
 2007  Lowest contract charges                1.30%              1.39%               3.69%
    Highest contract charges                  2.59%              1.50%               2.35%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.46%              13.72%
    Highest contract charges                  2.60%              1.61%              12.25%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.44%               4.47%
    Highest contract charges                  2.59%              1.53%               3.12%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              1.12%               8.95%
    Highest contract charges                  2.57%              1.66%               7.54%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              1.38%              30.72%
    Highest contract charges                  1.63%              1.89%              24.33%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL FUND
 2007  Lowest contract charges                  526,477       $2.116001        $1,114,025
    Highest contract charges                    621,226       12.631102         7,846,772
    Remaining contract charges               13,509,106              --       199,212,566
 2006  Lowest contract charges                  634,879        1.786074         1,133,944
    Highest contract charges                    632,674       10.801046         6,833,536
    Remaining contract charges               14,398,265              --       180,574,538
 2005  Lowest contract charges                  799,484        1.520816         1,215,868
    Highest contract charges                    576,023        9.317239         5,366,943
    Remaining contract charges               12,207,078              --       132,004,461
 2004  Lowest contract charges                  355,702        1.268031           451,041
    Highest contract charges                    354,898        7.870167         2,793,105
    Remaining contract charges                8,711,630              --        79,739,908
 2003  Lowest contract charges                  208,459        1.076631           224,434
    Highest contract charges                     53,994        6.769614           365,518
    Remaining contract charges                5,321,839              --        39,658,250
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2007  Lowest contract charges                   91,052        2.472943           225,167
    Highest contract charges                    106,025       17.261982         1,830,198
    Remaining contract charges                3,166,843              --        63,429,327
 2006  Lowest contract charges                   85,253        2.063188           175,894
    Highest contract charges                    121,995       14.590139         1,779,918
    Remaining contract charges                3,547,749              --        59,739,545
 2005  Lowest contract charges                   38,207        1.684898            64,375
    Highest contract charges                    111,899       12.070920         1,350,729
    Remaining contract charges                3,322,590              --        45,855,243
 2004  Lowest contract charges                   44,145        1.361722            60,113
    Highest contract charges                     57,840        9.883142           571,644
    Remaining contract charges                2,726,105              --        30,763,149
 2003  Lowest contract charges                  136,573       11.782892         1,609,229
    Highest contract charges                     14,240        8.391207           119,492
    Remaining contract charges                1,649,749              --        14,927,804
FIDELITY VIP EQUITY-INCOME
 2007  Lowest contract charges                  231,763       12.505825         2,898,392
    Highest contract charges                      5,759       11.916841            68,627
    Remaining contract charges               11,770,074              --       143,608,425
 2006  Lowest contract charges                  170,391       12.441638         2,119,955
    Highest contract charges                      3,438       12.058974            41,455
    Remaining contract charges                8,407,780              --       102,855,063
 2005  Lowest contract charges                   30,866       10.452282           322,621
    Highest contract charges                      2,965       10.304441            30,550
    Remaining contract charges                3,463,087              --        35,903,843

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL FUND
 2007  Lowest contract charges                1.30%              1.35%              18.47%
    Highest contract charges                  2.59%              1.50%              16.94%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.52%              17.44%
    Highest contract charges                  2.60%              1.71%              15.93%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.73%              19.94%
    Highest contract charges                  2.58%              1.74%              18.39%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              1.66%              17.78%
    Highest contract charges                  2.57%              2.60%              16.26%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.28%              3.10%              33.11%
    Highest contract charges                  1.62%              3.47%              33.99%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2007  Lowest contract charges                1.30%              3.01%              19.86%
    Highest contract charges                  2.59%              2.85%              18.31%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.51%              22.45%
    Highest contract charges                  2.60%              0.44%              20.87%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.17%              23.73%
    Highest contract charges                  2.58%              0.94%              22.14%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.28%                --               19.32%
    Highest contract charges                  2.58%                --               17.78%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.39%              0.44%              51.40%
    Highest contract charges                  1.64%              0.08%              46.12%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP EQUITY-INCOME
 2007  Lowest contract charges                0.75%              1.80%               0.52%
    Highest contract charges                  2.44%              2.25%              (1.18)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              3.08%              19.03%
    Highest contract charges                  2.45%              2.84%              17.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                9.37%
    Highest contract charges                  2.42%                --                8.14%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH
 2007  Lowest contract charges                   29,843      $14.231633          $424,721
    Highest contract charges                      6,471       13.561428            87,750
    Remaining contract charges                4,992,416              --        69,231,776
 2006  Lowest contract charges                   19,775       11.320706           223,863
    Highest contract charges                      1,936       10.972432            21,247
    Remaining contract charges                2,779,291              --        30,949,360
 2005  Lowest contract charges                    4,441       10.702519            47,533
    Highest contract charges                      1,936       10.551172            20,432
    Remaining contract charges                  696,719              --         7,397,708
FIDELITY VIP CONTRAFUND
 2007  Lowest contract charges                2,684,604       14.680736        39,411,967
    Highest contract charges                     29,016       13.989471           405,912
    Remaining contract charges               45,625,509              --       653,983,926
 2006  Lowest contract charges                1,308,022       12.609462        16,493,423
    Highest contract charges                     33,893       12.221659           414,227
    Remaining contract charges               27,071,710              --       335,752,306
 2005  Lowest contract charges                  285,180       11.401061         3,251,358
    Highest contract charges                     18,679       11.239872           209,950
    Remaining contract charges                7,384,672              --        83,495,754
FIDELITY VIP MID CAP
 2007  Lowest contract charges                  424,890       14.374716         6,107,673
    Highest contract charges                     10,895       13.697774           149,237
    Remaining contract charges               11,168,422              --       156,573,613
 2006  Lowest contract charges                  281,385       12.556903         3,533,324
    Highest contract charges                      5,705       12.170682            69,429
    Remaining contract charges                8,539,750              --       105,394,208
 2005  Lowest contract charges                   90,564       11.255439         1,019,337
    Highest contract charges                      4,189       11.096304            46,478
    Remaining contract charges                2,675,487              --        29,850,520
FIDELITY VIP VALUE STRATEGIES
 2007  Lowest contract charges                   26,469       12.622679           334,115
    Highest contract charges                      2,373       12.028191            28,547
    Remaining contract charges                1,371,888              --        16,850,357
 2006  Lowest contract charges                   10,196       12.061412           122,970
    Highest contract charges                      2,374       11.690429            27,751
    Remaining contract charges                  595,213              --         7,042,267
 2005  Lowest contract charges                    3,237       10.475321            33,906
    Highest contract charges                      1,979       10.327175            20,439
    Remaining contract charges                  258,061              --         2,677,441
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2007  Lowest contract charges                      355        9.571139             3,397
    Highest contract charges                      1,596        9.535023            15,217
    Remaining contract charges                    8,781              --            83,898

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FIDELITY VIP GROWTH
 2007  Lowest contract charges                0.75%              0.21%              25.71%
    Highest contract charges                  2.41%              0.23%              23.60%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.08%               5.78%
    Highest contract charges                  2.45%              0.16%               3.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               11.87%
    Highest contract charges                  2.42%                --               10.61%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP CONTRAFUND
 2007  Lowest contract charges                0.75%              1.00%              16.43%
    Highest contract charges                  2.44%              0.76%              14.47%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.28%              10.60%
    Highest contract charges                  2.45%              1.04%               8.74%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               19.05%
    Highest contract charges                  2.40%                --               17.72%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP MID CAP
 2007  Lowest contract charges                0.75%              0.49%              14.48%
    Highest contract charges                  2.44%              0.62%              12.55%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.11%              11.56%
    Highest contract charges                  2.47%              0.12%               9.68%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               20.62%
    Highest contract charges                  2.41%                --               19.27%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP VALUE STRATEGIES
 2007  Lowest contract charges                0.75%              0.48%               4.65%
    Highest contract charges                  2.44%              0.59%               2.89%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.13%              15.14%
    Highest contract charges                  2.45%              0.31%              13.20%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%                --               16.84%
    Highest contract charges                  2.42%                --               15.52%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2007  Lowest contract charges                0.18%              0.24%              (0.85)%
    Highest contract charges                  0.55%              0.52%              (1.03)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2007  Lowest contract charges                  219,822       $1.302551          $286,329
    Highest contract charges                    134,729        7.980030         1,075,144
    Remaining contract charges                5,928,855              --        56,930,293
 2006  Lowest contract charges                  407,531        1.186237           483,431
    Highest contract charges                    151,000        7.362563         1,111,743
    Remaining contract charges                6,623,194              --        58,489,051
 2005  Lowest contract charges                  600,907        1.105640           664,387
    Highest contract charges                    129,054        6.952213           897,212
    Remaining contract charges                6,554,748              --        54,287,277
 2004  Lowest contract charges                  314,240        1.068933           335,901
    Highest contract charges                     85,472        6.809347           582,006
    Remaining contract charges                6,243,069              --        50,917,790
 2003  Lowest contract charges                   95,725        0.971452            92,992
    Highest contract charges                     68,641        6.269322           430,335
    Remaining contract charges                4,930,443              --        35,544,806
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 2007  Lowest contract charges                  146,290        1.494425           218,619
    Highest contract charges                    225,867       14.647354         3,308,356
    Remaining contract charges                7,526,681              --       115,561,917
 2006  Lowest contract charges                  141,715        1.425577           202,028
    Highest contract charges                    192,953       14.155259         2,731,305
    Remaining contract charges                6,901,486              --       101,835,675
 2005  Lowest contract charges                  160,836        1.331024           214,077
    Highest contract charges                    156,212       13.389254         2,091,564
    Remaining contract charges                6,689,982              --        92,779,178
 2004  Lowest contract charges                   97,713        1.325500           129,518
    Highest contract charges                     87,320       13.508186         1,179,531
    Remaining contract charges                5,538,524              --        77,172,647
 2003  Lowest contract charges                  326,464       13.368091         4,364,199
    Highest contract charges                     40,472       12.601986           510,028
    Remaining contract charges                3,063,647              --        39,282,747

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2007  Lowest contract charges                1.30%                --                9.81%
    Highest contract charges                  2.59%                --                8.39%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                7.29%
    Highest contract charges                  2.60%                --                5.90%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%                --                3.43%
    Highest contract charges                  2.59%                --                2.10%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%                --               10.04%
    Highest contract charges                  2.57%                --                8.61%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.28%                --               35.48%
    Highest contract charges                  1.62%                --               30.99%
    Remaining contract charges                  --                 --                  --
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 2007  Lowest contract charges                1.30%              5.45%               4.83%
    Highest contract charges                  2.59%              5.31%               3.48%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              5.81%               7.10%
    Highest contract charges                  2.60%              4.96%               5.72%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              4.57%               0.42%
    Highest contract charges                  2.59%              4.53%              (0.88)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              4.17%               8.59%
    Highest contract charges                  2.56%              2.29%               7.19%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              2.63%              18.68%
    Highest contract charges                  1.60%              0.13%               8.65%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN MUTUAL SHARES SECURITIES FUND
 2007  Lowest contract charges                  220,670       $1.528406          $337,273
    Highest contract charges                    279,388       16.564137         4,627,827
    Remaining contract charges               10,227,514              --       175,117,319
 2006  Lowest contract charges                  300,430        1.496340           449,545
    Highest contract charges                    286,357       16.428819         4,704,505
    Remaining contract charges               11,345,238              --       191,475,872
 2005  Lowest contract charges                  317,568        1.280557           406,664
    Highest contract charges                    261,129       14.243479         3,719,389
    Remaining contract charges               11,681,772              --       169,827,469
 2004  Lowest contract charges                  238,827        1.173480           280,259
    Highest contract charges                    174,975       13.223137         2,313,716
    Remaining contract charges               10,858,987              --       145,834,221
 2003  Lowest contract charges                  107,854        1.055500           113,840
    Highest contract charges                    158,853       12.049362         1,914,073
    Remaining contract charges                7,976,625              --        97,317,549
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2007  Lowest contract charges                   70,994        3.416340           242,540
    Highest contract charges                     53,870       25.990444         1,400,099
    Remaining contract charges                1,469,143              --        39,619,160
 2006  Lowest contract charges                   47,574        2.681166           127,563
    Highest contract charges                     54,027       20.664228         1,116,428
    Remaining contract charges                1,689,525              --        35,891,095
 2005  Lowest contract charges                   47,487        2.114912           100,431
    Highest contract charges                     45,705       16.513159           754,739
    Remaining contract charges                1,654,761              --        27,784,093
 2004  Lowest contract charges                   27,359        1.677055            45,882
    Highest contract charges                     22,441       13.265566           297,695
    Remaining contract charges                1,274,152              --        17,017,223
 2003  Lowest contract charges                  150,240       10.480643         1,574,610
    Highest contract charges                      5,191       10.906370            56,613
    Remaining contract charges                  608,747              --         6,597,380

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FRANKLIN MUTUAL SHARES SECURITIES FUND
 2007  Lowest contract charges                1.30%              1.40%               2.14%
    Highest contract charges                  2.59%              1.41%               0.82%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.54%              16.85%
    Highest contract charges                  2.60%              1.32%              15.34%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.87%               9.13%
    Highest contract charges                  2.59%              0.87%               7.72%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.78%              11.18%
    Highest contract charges                  2.57%              0.57%               9.74%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.30%              1.01%              23.53%
    Highest contract charges                  1.63%              0.16%              19.24%
    Remaining contract charges                  --                 --                  --
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2007  Lowest contract charges                1.29%              1.74%              27.42%
    Highest contract charges                  2.59%              2.53%              25.78%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.24%              26.77%
    Highest contract charges                  2.60%              1.28%              25.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.38%              26.11%
    Highest contract charges                  2.58%              1.31%              24.48%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              3.17%              23.22%
    Highest contract charges                  2.57%              0.78%              21.63%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.39%              0.79%              51.60%
    Highest contract charges                  1.60%                --               44.19%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 2007  Lowest contract charges                   70,048       $1.522683          $106,661
    Highest contract charges                    147,178       14.466570         2,129,154
    Remaining contract charges                3,966,069              --        60,452,174
 2006  Lowest contract charges                   75,250        1.507218           113,413
    Highest contract charges                    152,503       14.507161         2,212,392
    Remaining contract charges                4,549,684              --        69,066,710
 2005  Lowest contract charges                   49,436        1.253557            61,970
    Highest contract charges                    142,256       12.223467         1,738,859
    Remaining contract charges                4,479,213              --        56,914,462
 2004  Lowest contract charges                   20,693        1.166563            24,140
    Highest contract charges                     71,355       11.523966           822,290
    Remaining contract charges                3,629,184              --        43,226,341
 2003  Lowest contract charges                   20,232        1.018575            20,607
    Highest contract charges                     44,570       10.193782           454,340
    Remaining contract charges                2,383,449              --        24,825,655
HARTFORD ADVISERS HLS FUND
 2007  Lowest contract charges                  709,812        1.282397           910,261
    Highest contract charges                     33,093        1.215681            40,230
    Remaining contract charges               31,986,956              --        50,071,020
 2006  Lowest contract charges                  467,737        1.211634           566,725
    Highest contract charges                     48,030        1.168295            56,114
    Remaining contract charges               24,695,771              --        37,025,204
 2005  Lowest contract charges                  273,427        1.102727           301,515
    Highest contract charges                    124,508        1.081514           134,657
    Remaining contract charges               11,622,747              --        15,285,454
HARTFORD LARGECAP GROWTH HLS FUND
 2007  Lowest contract charges                      138        9.819592             1,352
    Highest contract charges                      2,077        9.794897            20,342
    Remaining contract charges                    7,708              --            75,635
HARTFORD TOTAL RETURN BOND HLS FUND
 2007  Lowest contract charges               16,311,614        1.594851        26,014,594
    Highest contract charges                    146,741        1.519717           223,005
    Remaining contract charges              324,269,556              --       606,145,851
 2006  Lowest contract charges                7,356,213        1.535168        11,293,022
    Highest contract charges                    156,245        1.487922           232,480
    Remaining contract charges              211,303,181              --       372,767,533
 2005  Lowest contract charges                2,516,563        1.475829         3,714,017
    Highest contract charges                     65,510        1.454940            95,313
    Remaining contract charges               83,071,080              --       134,902,882

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 2007  Lowest contract charges                1.30%              1.34%               1.03%
    Highest contract charges                  2.59%              1.32%              (0.28)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.23%              20.24%
    Highest contract charges                  2.60%              1.37%              18.68%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              1.24%               7.46%
    Highest contract charges                  2.58%              1.05%               6.07%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              1.17%              14.53%
    Highest contract charges                  2.57%              1.07%              13.05%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.26%                --               30.43%
    Highest contract charges                  1.63%              0.02%              30.14%
    Remaining contract charges                  --                 --                  --
HARTFORD ADVISERS HLS FUND
 2007  Lowest contract charges                0.75%              2.58%               5.84%
    Highest contract charges                  2.45%              2.37%               4.06%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.89%               9.88%
    Highest contract charges                  2.45%              1.57%               8.02%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              5.92%               8.52%
    Highest contract charges                  2.38%              5.14%               7.29%
    Remaining contract charges                  --                 --                  --
HARTFORD LARGECAP GROWTH HLS FUND
 2007  Lowest contract charges                0.29%              3.05%               3.00%
    Highest contract charges                  0.44%              0.82%               2.88%
    Remaining contract charges                  --                 --                  --
HARTFORD TOTAL RETURN BOND HLS FUND
 2007  Lowest contract charges                0.75%              7.37%               3.89%
    Highest contract charges                  2.44%              5.10%               2.14%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              7.01%               4.02%
    Highest contract charges                  2.45%              6.30%               2.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%             15.72%               0.94%
    Highest contract charges                  2.37%             15.26%              (0.20)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2007  Lowest contract charges               20,730,363       $1.782505       $36,951,976
    Highest contract charges                     95,014        1.596005           151,644
    Remaining contract charges              250,774,487              --       516,341,193
 2006  Lowest contract charges                9,400,152        1.658967        15,594,542
    Highest contract charges                     28,548        1.510859            43,131
    Remaining contract charges              149,361,324              --       279,571,458
 2005  Lowest contract charges                2,445,544        1.388704         3,396,137
    Highest contract charges                     11,814        1.286401            15,197
    Remaining contract charges               45,914,161              --        68,572,282
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2007  Lowest contract charges                   42,408        1.359522            57,655
    Highest contract charges                     35,901        1.252275            44,958
    Remaining contract charges                3,011,147              --         3,904,231
 2006  Lowest contract charges                   11,544        1.189811            13,736
    Highest contract charges                     99,152        1.114489           110,504
    Remaining contract charges                1,419,252              --         1,630,050
 2005  Lowest contract charges                    2,751        1.092528             3,005
    Highest contract charges                     95,134        1.040393            98,977
    Remaining contract charges                  582,851              --           619,206
HARTFORD GLOBAL ADVISERS HLS FUND
 2007  Lowest contract charges                  802,517        1.506901         1,209,314
    Highest contract charges                    107,425        1.443701           155,089
    Remaining contract charges                6,441,391              --        10,892,844
 2006  Lowest contract charges                  548,603        1.302216           714,399
    Highest contract charges                     78,063        1.268352            99,011
    Remaining contract charges                3,779,825              --         5,469,099
 2005  Lowest contract charges                  314,518        1.205504           379,152
    Highest contract charges                     18,988        1.193690            22,666
    Remaining contract charges                1,591,614              --         2,085,375
HARTFORD GLOBAL GROWTH HLS FUND
 2007  Lowest contract charges                  715,029        1.780206         1,272,898
    Highest contract charges                      5,255       12.139377            63,788
    Remaining contract charges               11,651,373              --        28,232,032
 2006  Lowest contract charges                  391,521        1.434316           561,564
    Highest contract charges                    378,871        1.391475           527,189
    Remaining contract charges                5,870,826              --        11,208,635
 2005  Lowest contract charges                  177,361        1.266039           224,545
    Highest contract charges                     84,055        1.248662           104,956
    Remaining contract charges                2,064,231              --         3,383,571

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2007  Lowest contract charges                0.75%              2.32%               7.45%
    Highest contract charges                  2.43%              2.28%               5.64%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.89%              19.46%
    Highest contract charges                  2.45%              2.78%              17.45%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              5.36%               8.05%
    Highest contract charges                  2.40%              4.07%               6.84%
    Remaining contract charges                  --                 --                  --
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2007  Lowest contract charges                0.74%              0.03%              14.26%
    Highest contract charges                  2.42%              0.05%              12.34%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.95%               8.90%
    Highest contract charges                  2.40%              0.87%               7.12%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              5.76%              13.56%
    Highest contract charges                  2.34%              2.90%              12.32%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL ADVISERS HLS FUND
 2007  Lowest contract charges                0.75%              1.09%              15.72%
    Highest contract charges                  2.39%              0.85%              13.83%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              3.38%               8.02%
    Highest contract charges                  2.40%              3.74%               6.26%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              6.86%               8.24%
    Highest contract charges                  2.36%              5.77%               7.05%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL GROWTH HLS FUND
 2007  Lowest contract charges                0.75%              0.05%              24.12%
    Highest contract charges                  1.81%                --               17.02%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.00%              13.29%
    Highest contract charges                  2.39%              1.01%              11.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              1.78%              13.45%
    Highest contract charges                  2.35%              2.47%              12.21%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2007  Lowest contract charges                  611,853       $1.280301          $783,356
    Highest contract charges                     30,329        1.436846            43,578
    Remaining contract charges              399,610,587              --       553,589,912
 2006  Lowest contract charges                  481,740        1.190599           573,559
    Highest contract charges                     19,067        1.359078            25,914
    Remaining contract charges              312,851,648              --       405,542,040
 2005  Lowest contract charges                  265,850        1.066732           283,590
    Highest contract charges                  4,391,111        1.052077         4,619,787
    Remaining contract charges              112,141,882              --       130,024,207
HARTFORD GROWTH HLS FUND
 2007  Lowest contract charges                2,143,926        1.576049         3,378,933
    Highest contract charges                    280,323        1.465205           410,730
    Remaining contract charges               20,991,584              --        31,750,972
 2006  Lowest contract charges                2,079,466        1.359730         2,827,513
    Highest contract charges                    191,195        1.285135           245,711
    Remaining contract charges               17,381,715              --        22,854,310
 2005  Lowest contract charges                  930,365        1.309557         1,218,366
    Highest contract charges                        836        1.256062             1,050
    Remaining contract charges                8,317,488              --        10,610,627
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                2,923,914        2.102007         6,146,088
    Highest contract charges                     88,530        1.948859           172,532
    Remaining contract charges               77,642,443              --       164,018,168
 2006  Lowest contract charges                1,039,509        1.633478         1,698,014
    Highest contract charges                     41,823        1.540415            64,424
    Remaining contract charges               42,642,309              --        68,368,946
 2005  Lowest contract charges                  105,838        1.468754           155,451
    Highest contract charges                     30,703        1.408825            43,255
    Remaining contract charges               12,705,052              --        18,343,223
HARTFORD HIGH YIELD HLS FUND
 2007  Lowest contract charges                  834,252        1.417630         1,182,660
    Highest contract charges                     32,628        1.360119            44,377
    Remaining contract charges               30,969,321              --        44,911,514
 2006  Lowest contract charges                  501,317        1.389570           696,614
    Highest contract charges                     31,418        1.356048            42,604
    Remaining contract charges               19,641,119              --        27,445,620
 2005  Lowest contract charges                  124,508        1.259370           156,802
    Highest contract charges                     28,409        1.250060            35,513
    Remaining contract charges                6,561,765              --         8,325,071

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2007  Lowest contract charges                0.75%              1.10%               7.53%
    Highest contract charges                  2.44%              1.16%               5.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.45%              11.61%
    Highest contract charges                  2.45%              1.38%               9.73%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              3.31%               9.40%
    Highest contract charges                  2.35%              2.70%               8.20%
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH HLS FUND
 2007  Lowest contract charges                0.75%              0.02%              15.91%
    Highest contract charges                  2.39%              0.02%              14.01%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.06%               3.83%
    Highest contract charges                  2.40%              0.07%               2.13%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               13.12%
    Highest contract charges                  2.51%                --               11.84%
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                0.75%              0.20%              28.68%
    Highest contract charges                  2.43%              0.21%              26.52%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.44%              11.22%
    Highest contract charges                  2.48%              0.70%               9.34%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              0.54%              25.39%
    Highest contract charges                  2.41%              0.53%              23.98%
    Remaining contract charges                  --                 --                  --
HARTFORD HIGH YIELD HLS FUND
 2007  Lowest contract charges                0.75%              9.20%               2.02%
    Highest contract charges                  2.44%              7.93%               0.30%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%             18.00%              10.34%
    Highest contract charges                  2.45%             15.94%               8.48%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              6.15%               4.70%
    Highest contract charges                  2.39%                --                3.53%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2007  Lowest contract charges                  340,263       $1.178530          $401,010
    Highest contract charges                    114,404        1.163428           133,100
    Remaining contract charges               17,434,286              --        27,931,663
 2006  Lowest contract charges                  275,035        1.128688           310,429
    Highest contract charges                     19,091        1.133323            21,636
    Remaining contract charges               13,877,968              --        20,250,064
 2005  Lowest contract charges                  140,097        0.984953           137,989
    Highest contract charges                    589,608        1.006357           593,356
    Remaining contract charges                5,181,956              --         5,993,290
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2007  Lowest contract charges                6,495,766        2.069968        13,446,027
    Highest contract charges                  1,339,140        1.907291         2,554,129
    Remaining contract charges               45,607,878              --        90,347,454
 2006  Lowest contract charges                3,607,301        1.683127         6,071,548
    Highest contract charges                    980,555        1.576637         1,545,979
    Remaining contract charges               28,973,401              --        46,858,606
 2005  Lowest contract charges                  995,789        1.366664         1,360,909
    Highest contract charges                    420,501        1.301496           547,280
    Remaining contract charges               10,860,608              --        14,357,510
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2007  Lowest contract charges                  388,113        2.531786           982,619
    Highest contract charges                      4,480       10.128436            45,373
    Remaining contract charges               22,716,101              --        54,697,360
 2006  Lowest contract charges                  180,249        2.340119           421,801
    Highest contract charges                    954,606        2.192075         2,092,567
    Remaining contract charges               15,308,306              --        34,196,393
 2005  Lowest contract charges                   76,520        1.822914           139,489
    Highest contract charges                    169,863        1.735984           294,880
    Remaining contract charges                4,248,922              --         7,443,343
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2007  Lowest contract charges                1,634,445        1.766656         2,887,502
    Highest contract charges                      8,267       12.199778           100,852
    Remaining contract charges               87,395,241              --       175,880,908
 2006  Lowest contract charges                  956,669        1.396856         1,336,328
    Highest contract charges                  2,515,912        1.374614         3,458,408
    Remaining contract charges               66,160,047              --       105,249,980
 2005  Lowest contract charges                  427,240        1.130783           483,116
    Highest contract charges                  1,048,806        1.131293         1,186,507
    Remaining contract charges               25,156,521              --        31,777,640
HARTFORD MID CAP GROWTH HLS FUND
 2007  Lowest contract charges                    1,539        9.808732            15,095
    Highest contract charges                        108        9.771745             1,054
    Remaining contract charges                   18,625              --           182,365

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INDEX HLS FUND
 2007  Lowest contract charges                0.75%              1.94%               4.42%
    Highest contract charges                  2.43%              1.77%               2.66%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.96%              14.59%
    Highest contract charges                  2.44%              1.18%              12.66%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              4.40%               7.98%
    Highest contract charges                  2.36%              7.02%               6.80%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2007  Lowest contract charges                0.75%              0.89%              22.98%
    Highest contract charges                  2.39%              0.79%              20.97%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.23%              23.16%
    Highest contract charges                  2.40%              1.16%              21.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              2.65%              15.40%
    Highest contract charges                  2.34%              2.27%              14.14%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2007  Lowest contract charges                0.75%              2.16%               8.19%
    Highest contract charges                  1.83%              5.11%              (2.90)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.40%              28.37%
    Highest contract charges                  2.40%              2.82%              26.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              5.39%              18.53%
    Highest contract charges                  2.30%             12.09%              17.24%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2007  Lowest contract charges                0.75%              1.38%              26.47%
    Highest contract charges                  1.84%              3.57%              17.19%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              3.14%              23.53%
    Highest contract charges                  2.40%              3.15%              21.51%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%                --               17.26%
    Highest contract charges                  2.35%                --               15.98%
    Remaining contract charges                  --                 --                  --
HARTFORD MID CAP GROWTH HLS FUND
 2007  Lowest contract charges                0.20%              2.36%               3.02%
    Highest contract charges                  0.55%              0.80%               2.83%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2007  Lowest contract charges                2,438,385       $1.209133        $2,948,332
    Highest contract charges                     31,748        1.038826            32,981
    Remaining contract charges              110,676,370              --       144,127,445
 2006  Lowest contract charges                1,820,802        1.160839         2,113,655
    Highest contract charges                     43,771        1.014418            44,402
    Remaining contract charges               56,099,570              --        70,981,637
 2005  Lowest contract charges                  588,918        1.117034           657,842
    Highest contract charges                     29,439        0.992855            29,228
    Remaining contract charges               16,269,666              --        20,343,274
HARTFORD MORTGAGE SECURITIES HLS FUND
 2007  Lowest contract charges                  346,521        1.419566           491,910
    Highest contract charges                     24,179        1.312991            31,747
    Remaining contract charges                8,274,657              --        13,827,870
 2006  Lowest contract charges                  236,713        1.383332           327,451
    Highest contract charges                     24,687        1.301426            32,128
    Remaining contract charges                6,698,306              --        10,505,941
 2005  Lowest contract charges                   23,182        1.331509            30,867
    Highest contract charges                     21,544        1.274155            27,451
    Remaining contract charges                3,052,566              --         4,403,065
HARTFORD SMALL CAP VALUE HLS FUND
 2007  Lowest contract charges                       35        9.130446               316
    Highest contract charges                        269        9.095988             2,443
    Remaining contract charges                   11,250              --           102,589
HARTFORD SMALL COMPANY HLS FUND
 2007  Lowest contract charges                  293,655        1.827464           536,644
    Highest contract charges                      3,000        1.546238             4,639
    Remaining contract charges               23,422,005              --        48,599,456
 2006  Lowest contract charges                  176,308        1.611899           284,190
    Highest contract charges                    409,539        1.715602           702,606
    Remaining contract charges                3,216,245              --         5,793,529
HARTFORD SMALLCAP GROWTH HLS FUND
 2007  Lowest contract charges                  381,139        1.414586           539,154
    Highest contract charges                     36,990        1.311438            48,510
    Remaining contract charges               30,718,537              --        42,760,149
 2006  Lowest contract charges                  228,554        1.451976           331,859
    Highest contract charges                     29,797        1.369188            40,797
    Remaining contract charges               31,135,583              --        44,326,740
 2005  Lowest contract charges                  214,855        1.369036           294,144
    Highest contract charges                     27,955        1.313122            36,709
    Remaining contract charges               21,169,670              --        28,289,687

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2007  Lowest contract charges                0.74%              4.75%               4.16%
    Highest contract charges                  2.51%              4.99%               2.41%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              4.72%               3.92%
    Highest contract charges                  2.45%              4.66%               2.17%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%              3.52%               1.61%
    Highest contract charges                  2.41%              2.92%               0.47%
    Remaining contract charges                  --                 --                  --
HARTFORD MORTGAGE SECURITIES HLS FUND
 2007  Lowest contract charges                0.75%              5.83%               2.62%
    Highest contract charges                  2.43%              6.19%               0.89%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%             15.14%               3.89%
    Highest contract charges                  2.45%             11.47%               2.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              2.74%               0.84%
    Highest contract charges                  2.39%                --               (0.29)%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALL CAP VALUE HLS FUND
 2007  Lowest contract charges                  --                 --               (2.20)%
    Highest contract charges                  0.49%                --               (2.38)%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALL COMPANY HLS FUND
 2007  Lowest contract charges                0.75%              0.28%              13.37%
    Highest contract charges                  2.41%              1.01%              11.46%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.48%              0.43%               2.66%
    Highest contract charges                  1.53%              0.30%               1.67%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALLCAP GROWTH HLS FUND
 2007  Lowest contract charges                0.75%              0.39%              (2.58)%
    Highest contract charges                  2.44%              0.34%              (4.22)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.35%               6.06%
    Highest contract charges                  2.49%              0.28%               4.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              1.13%              17.77%
    Highest contract charges                  2.41%              0.96%              16.45%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2007  Lowest contract charges                  661,207       $1.148022          $759,080
    Highest contract charges                    181,612        1.125449           204,396
    Remaining contract charges               40,486,180              --        57,760,835
 2006  Lowest contract charges                  529,042        1.092190           577,813
    Highest contract charges                    170,662        1.089081           185,865
    Remaining contract charges               37,440,539              --        49,165,248
 2005  Lowest contract charges                  271,087        0.959768           260,181
    Highest contract charges                     39,096        0.973451            38,058
    Remaining contract charges               22,608,621              --        24,078,988
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2007  Lowest contract charges                3,946,749        1.184437         4,674,675
    Highest contract charges                     86,449        1.098120            94,932
    Remaining contract charges              264,015,313              --       299,752,419
 2006  Lowest contract charges                1,105,315        1.143295         1,263,697
    Highest contract charges                     96,276        1.078142           103,799
    Remaining contract charges              150,695,098              --       166,233,930
 2005  Lowest contract charges                  355,989        1.107461           394,244
    Highest contract charges                     86,891        1.062245            92,299
    Remaining contract charges               49,398,440              --        53,131,761
HARTFORD VALUE HLS FUND
 2007  Lowest contract charges                  268,937        1.505403           404,859
    Highest contract charges                     34,787        1.386664            48,237
    Remaining contract charges               42,938,794              --        61,691,870
 2006  Lowest contract charges                  107,921        1.391771           150,200
    Highest contract charges                      1,505        1.303971             1,962
    Remaining contract charges               13,781,058              --        18,353,162
 2005  Lowest contract charges                   45,810        1.151031            52,729
    Highest contract charges                      2,602        1.096902             2,854
    Remaining contract charges                2,988,784              --         3,325,403
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                1,494,839        1.561011         2,333,460
    Highest contract charges                     67,832        1.447249            98,170
    Remaining contract charges               41,187,231              --        62,844,082
 2006  Lowest contract charges                  825,074        1.678386         1,384,795
    Highest contract charges                     37,493        1.582768            59,343
    Remaining contract charges               32,062,123              --        53,406,042
 2005  Lowest contract charges                  368,684        1.420752           523,809
    Highest contract charges                     21,512        1.362775            29,316
    Remaining contract charges                8,520,498              --        11,861,959

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD STOCK HLS FUND
 2007  Lowest contract charges                0.75%              1.07%               5.11%
    Highest contract charges                  2.44%              1.03%               3.34%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.77%              13.80%
    Highest contract charges                  2.43%              2.36%              11.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.74%              3.58%              12.41%
    Highest contract charges                  2.40%              7.06%              11.15%
    Remaining contract charges                  --                 --                  --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2007  Lowest contract charges                0.74%              3.43%               3.60%
    Highest contract charges                  2.44%              4.09%               1.85%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.84%               3.24%
    Highest contract charges                  2.45%              3.75%               1.50%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              0.17%               0.46%
    Highest contract charges                  2.37%                --               (0.67)%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE HLS FUND
 2007  Lowest contract charges                0.75%              1.68%               8.17%
    Highest contract charges                  2.42%              1.45%               6.34%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.89%              20.92%
    Highest contract charges                  2.43%              0.98%              18.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              9.09%               8.14%
    Highest contract charges                  2.15%                --                6.93%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                0.75%              1.47%              (6.99)%
    Highest contract charges                  2.44%              1.54%              (8.56)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.82%              18.13%
    Highest contract charges                  2.48%              1.48%              16.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              2.89%              12.64%
    Highest contract charges                  2.41%              2.22%              11.37%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND
 2007  Lowest contract charges                5,029,682       $1.541964        $7,755,589
    Highest contract charges                     33,154        1.450037            48,075
    Remaining contract charges               21,244,639              --        31,836,541
 2006  Lowest contract charges                2,856,810        1.452696         4,150,076
    Highest contract charges                     14,272        1.389511            19,832
    Remaining contract charges               14,701,082              --        20,883,395
 2005  Lowest contract charges                1,100,730        1.211673         1,333,725
    Highest contract charges                     76,478        1.180208            90,259
    Remaining contract charges                5,163,979              --         6,170,867
LORD ABBETT ALL VALUE PORTFOLIO
 2007  Lowest contract charges                  683,646       12.791256         8,744,685
    Highest contract charges                        623       12.188854             7,590
    Remaining contract charges                2,438,467              --        30,508,290
 2006  Lowest contract charges                  460,454       12.075767         5,560,321
    Highest contract charges                      1,109       11.704297            12,976
    Remaining contract charges                1,916,688              --        22,816,633
 2005  Lowest contract charges                  211,137       10.612875         2,240,775
    Highest contract charges                        722       10.462724             7,557
    Remaining contract charges                1,049,318              --        11,045,528
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2007  Lowest contract charges                1,005,977       11.971920        12,043,480
    Highest contract charges                     25,199       11.424297           287,885
    Remaining contract charges                1,700,827              --        19,970,302
 2006  Lowest contract charges                  529,829       11.692294         6,194,912
    Highest contract charges                     22,116       11.343054           250,868
    Remaining contract charges                1,187,654              --        13,716,964
 2005  Lowest contract charges                  219,943       10.283680         2,261,825
    Highest contract charges                      8,907       10.142435            90,343
    Remaining contract charges                  622,174              --         6,359,570
LORD ABBETT BOND DEBENTURE FUND
 2007  Lowest contract charges                  939,593       11.456197        10,764,160
    Highest contract charges                      7,725       10.916673            84,329
    Remaining contract charges                5,636,444              --        63,076,451
 2006  Lowest contract charges                  523,359       10.870047         5,688,948
    Highest contract charges                      8,353       10.535676            88,000
    Remaining contract charges                3,266,287              --        34,985,269
 2005  Lowest contract charges                  192,617       10.017399         1,929,524
    Highest contract charges                      1,148        9.875645            11,339
    Remaining contract charges                  965,398              --         9,603,601

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND
 2007  Lowest contract charges                0.75%              2.59%               6.15%
    Highest contract charges                  2.43%              3.04%               4.36%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.79%              19.89%
    Highest contract charges                  2.42%              4.90%              17.87%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              5.61%               4.59%
    Highest contract charges                  2.35%              4.42%               3.45%
    Remaining contract charges                  --                 --                  --
LORD ABBETT ALL VALUE PORTFOLIO
 2007  Lowest contract charges                0.75%              0.59%               5.93%
    Highest contract charges                  2.44%              0.35%               4.14%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.78%              13.78%
    Highest contract charges                  2.45%              0.70%              11.87%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              1.14%              11.45%
    Highest contract charges                  2.38%              0.84%              10.20%
    Remaining contract charges                  --                 --                  --
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2007  Lowest contract charges                0.75%              3.74%               2.39%
    Highest contract charges                  2.39%              2.97%               0.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              3.38%              13.70%
    Highest contract charges                  2.39%              3.53%              11.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              7.33%               6.50%
    Highest contract charges                  2.33%              6.81%               5.34%
    Remaining contract charges                  --                 --                  --
LORD ABBETT BOND DEBENTURE FUND
 2007  Lowest contract charges                0.75%              7.70%               5.39%
    Highest contract charges                  2.45%              5.79%               3.62%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              8.82%               8.51%
    Highest contract charges                  2.44%             10.04%               6.68%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%             16.70%               4.62%
    Highest contract charges                  2.37%             28.38%               3.45%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2007  Lowest contract charges                2,618,502      $12.274113       $32,139,787
    Highest contract charges                      4,251       11.696028            49,722
    Remaining contract charges               23,325,418              --       279,981,336
 2006  Lowest contract charges                1,154,086       11.955476        13,797,643
    Highest contract charges                      3,691       11.587688            42,773
    Remaining contract charges               12,550,731              --       147,760,310
 2005  Lowest contract charges                  218,817       10.271292         2,247,530
    Highest contract charges                        366       10.125948             3,704
    Remaining contract charges                2,626,144              --        26,771,660
LORD ABBETT LARGE CAP CORE FUND
 2007  Lowest contract charges                  255,013       13.100410         3,340,775
    Highest contract charges                        647       12.520156             8,102
    Remaining contract charges                  977,123              --        12,524,025
 2006  Lowest contract charges                  196,797       11.925730         2,346,959
    Highest contract charges                     16,504       11.602501           191,485
    Remaining contract charges                  725,596              --         8,532,161
 2005  Lowest contract charges                   98,962       10.641404         1,053,094
    Highest contract charges                         87       10.521696               917
    Remaining contract charges                  283,029              --         2,993,465
MFS CORE EQUITY SERIES
 2007  Lowest contract charges                   38,964        1.216627            47,405
    Highest contract charges                     10,545        7.308216            77,068
    Remaining contract charges                1,100,576              --         8,965,301
 2006  Lowest contract charges                   38,966        1.108918            43,209
    Highest contract charges                     11,003        6.748313            74,249
    Remaining contract charges                1,250,462              --         9,266,228
 2005  Lowest contract charges                   54,465        0.987187            53,767
    Highest contract charges                     11,180        6.086183            68,042
    Remaining contract charges                1,375,299              --         9,098,326
 2004  Lowest contract charges                   41,892        0.983525            41,202
    Highest contract charges                     10,498        6.142949            64,490
    Remaining contract charges                1,460,226              --         9,725,673
 2003  Lowest contract charges                   24,224        0.885965            21,461
    Highest contract charges                      4,483        5.606041            25,133
    Remaining contract charges                1,409,118              --         8,394,396

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2007  Lowest contract charges                0.75%              1.73%               2.67%
    Highest contract charges                  2.44%              1.18%               0.94%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.38%              16.40%
    Highest contract charges                  2.44%              2.50%              14.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              3.16%               7.03%
    Highest contract charges                  1.36%                --                5.82%
    Remaining contract charges                  --                 --                  --
LORD ABBETT LARGE CAP CORE FUND
 2007  Lowest contract charges                0.75%              0.70%               9.85%
    Highest contract charges                  2.59%              2.94%               8.00%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.80%              12.07%
    Highest contract charges                  2.39%              0.97%              10.24%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              0.75%               6.41%
    Highest contract charges                  2.46%              0.37%               5.22%
    Remaining contract charges                  --                 --                  --
MFS CORE EQUITY SERIES
 2007  Lowest contract charges                1.30%              0.34%               9.71%
    Highest contract charges                  2.59%              0.34%               8.30%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.46%              12.33%
    Highest contract charges                  2.60%              0.44%              10.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              0.75%               0.37%
    Highest contract charges                  2.59%              0.75%              (0.92)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.30%              11.01%
    Highest contract charges                  2.59%              0.43%               9.58%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.19%              25.74%
    Highest contract charges                  1.63%                --               19.37%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS EMERGING GROWTH SERIES
 2007  Lowest contract charges                   28,797       $1.363595           $39,267
    Highest contract charges                     60,924        6.405207           390,230
    Remaining contract charges                1,557,230              --        11,023,207
 2006  Lowest contract charges                   28,800        1.140051            32,834
    Highest contract charges                     62,045        5.425208           336,609
    Remaining contract charges                1,796,275              --        10,744,058
 2005  Lowest contract charges                   28,806        1.070477            30,836
    Highest contract charges                     61,057        5.160816           315,106
    Remaining contract charges                1,849,177              --        10,463,520
 2004  Lowest contract charges                   13,538        0.993214            13,446
    Highest contract charges                     53,385        4.850916           258,968
    Remaining contract charges                2,016,912              --        10,589,885
 2003  Lowest contract charges                   11,368        0.890764            10,126
    Highest contract charges                      5,293        4.407523            23,327
    Remaining contract charges                1,970,921              --         9,219,570
MFS INVESTORS GROWTH STOCK SERIES
 2007  Lowest contract charges                    5,404        1.159127             6,264
    Highest contract charges                     12,387        6.987543            86,554
    Remaining contract charges                1,011,035              --         7,667,402
 2006  Lowest contract charges                    5,430        1.054520             5,726
    Highest contract charges                     12,945        6.440092            83,365
    Remaining contract charges                1,244,343              --         8,688,201
 2005  Lowest contract charges                    5,430        0.993086             5,392
    Highest contract charges                     12,841        6.144286            78,898
    Remaining contract charges                1,324,440              --         8,713,830
 2004  Lowest contract charges                    6,406        0.962851             6,168
    Highest contract charges                     11,018        6.035213            66,497
    Remaining contract charges                1,365,644              --         8,825,246
 2003  Lowest contract charges                   18,452        0.893385            16,484
    Highest contract charges                     15,728        5.673119            89,227
    Remaining contract charges                1,218,367              --         7,391,624
MFS INVESTORS TRUST SERIES
 2007  Lowest contract charges                    5,831        1.331219             7,763
    Highest contract charges                     57,113       10.091082           576,328
    Remaining contract charges                2,170,566              --        22,551,785
 2006  Lowest contract charges                    6,525        1.222627             7,978
    Highest contract charges                     59,456        9.389215           558,248
    Remaining contract charges                2,434,128              --        23,393,700
 2005  Lowest contract charges                   32,008        1.096187            35,087
    Highest contract charges                     57,289        8.528364           488,583
    Remaining contract charges                2,655,349              --        23,081,261
 2004  Lowest contract charges                   34,461        1.034845            35,661
    Highest contract charges                     28,540        8.156435           232,783
    Remaining contract charges                2,599,565              --        21,515,221
 2003  Lowest contract charges                   23,640        0.941477            22,257
    Highest contract charges                      4,385        7.517602            32,966
    Remaining contract charges                2,028,576              --        15,413,211

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS EMERGING GROWTH SERIES
 2007  Lowest contract charges                1.30%                --               19.61%
    Highest contract charges                  2.59%                --               18.06%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                6.50%
    Highest contract charges                  2.60%                --                5.12%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%                --                7.78%
    Highest contract charges                  2.59%                --                6.39%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%                --               11.50%
    Highest contract charges                  2.57%                --               10.06%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.30%                --               28.55%
    Highest contract charges                  1.63%                --               19.01%
    Remaining contract charges                  --                 --                  --
MFS INVESTORS GROWTH STOCK SERIES
 2007  Lowest contract charges                1.29%              0.32%               9.92%
    Highest contract charges                  2.59%              0.33%               8.50%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.29%                --                6.19%
    Highest contract charges                  2.60%                --                4.81%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.39%               3.14%
    Highest contract charges                  2.58%              0.32%               1.81%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%                --                7.78%
    Highest contract charges                  2.59%                --                6.38%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.28%                --               21.44%
    Highest contract charges                  1.62%                --               14.24%
    Remaining contract charges                  --                 --                  --
MFS INVESTORS TRUST SERIES
 2007  Lowest contract charges                1.29%              0.83%               8.88%
    Highest contract charges                  2.59%              0.81%               7.48%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.53%              11.54%
    Highest contract charges                  2.60%              0.52%              10.09%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              0.56%               5.93%
    Highest contract charges                  2.58%              0.48%               4.56%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.61%               9.92%
    Highest contract charges                  2.53%              0.14%               8.50%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               20.57%
    Highest contract charges                  1.60%                --               16.14%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES
 2007  Lowest contract charges                  207,915       $1.329842          $276,494
    Highest contract charges                    309,231       13.927118         4,306,697
    Remaining contract charges               15,209,015              --       217,660,744
 2006  Lowest contract charges                  259,198        1.292758           335,079
    Highest contract charges                    324,746       13.715825         4,454,155
    Remaining contract charges               16,872,811              --       236,283,998
 2005  Lowest contract charges                  332,578        1.170452           389,266
    Highest contract charges                    331,524       12.580684         4,170,798
    Remaining contract charges               17,558,165              --       224,123,127
 2004  Lowest contract charges                  275,820        1.153245           318,088
    Highest contract charges                    217,516       12.557976         2,731,557
    Remaining contract charges               16,087,509              --       204,273,585
 2003  Lowest contract charges                  229,110        1.049521           240,456
    Highest contract charges                    149,925       11.577974         1,735,832
    Remaining contract charges               12,478,962              --       145,922,447
EQUITY AND INCOME
 2007  Lowest contract charges                  263,409       15.230246         4,011,786
    Highest contract charges                     23,255       14.482570           336,799
    Remaining contract charges                1,521,990              --        22,602,790
 2006  Lowest contract charges                  278,722       14.957667         4,168,996
    Highest contract charges                     23,276       14.380670           334,726
    Remaining contract charges                1,669,102              --        24,466,318
 2005  Lowest contract charges                  274,202       13.487418         3,698,280
    Highest contract charges                     25,650       13.110525           336,279
    Remaining contract charges                1,768,563              --        23,517,328
 2004  Lowest contract charges                  243,954       12.750251         3,110,468
    Highest contract charges                     23,098       12.531003           289,444
    Remaining contract charges                1,514,545              --        19,145,651
 2003  Lowest contract charges                  115,900       11.606186         1,345,159
    Highest contract charges                      3,846       11.532775            44,358
    Remaining contract charges                  587,167              --         6,794,459
CORE PLUS FIXED INCOME
 2007  Lowest contract charges                  524,392        1.239946           650,218
    Highest contract charges                    118,745       13.527056         1,606,274
    Remaining contract charges                9,396,929              --       132,055,171
 2006  Lowest contract charges                  891,362        1.191205         1,061,797
    Highest contract charges                    118,644       13.165406         1,561,995
    Remaining contract charges               10,214,345              --       138,844,077
 2005  Lowest contract charges                1,129,598        1.163384         1,314,156
    Highest contract charges                    110,382       13.026094         1,437,853
    Remaining contract charges               10,686,384              --       142,781,370
 2004  Lowest contract charges                  983,600        1.130940         1,112,392
    Highest contract charges                     65,379       12.828577           838,716
    Remaining contract charges               10,689,087              --       139,686,101
 2003  Lowest contract charges                  616,339        1.097784           676,607
    Highest contract charges                     35,596       12.615510           449,061
    Remaining contract charges               10,283,696              --       131,172,611

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS TOTAL RETURN SERIES
 2007  Lowest contract charges                1.30%              2.48%               2.87%
    Highest contract charges                  2.59%              2.56%               1.54%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              2.59%              10.45%
    Highest contract charges                  2.60%              2.31%               9.02%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              2.06%               1.49%
    Highest contract charges                  2.59%              1.91%               0.18%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              1.64%               9.88%
    Highest contract charges                  2.57%              0.55%               8.47%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              1.66%              14.82%
    Highest contract charges                  1.63%                --               11.85%
    Remaining contract charges                  --                 --                  --
EQUITY AND INCOME
 2007  Lowest contract charges                1.50%              1.82%               1.82%
    Highest contract charges                  2.59%              1.79%               0.71%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%              1.16%              10.90%
    Highest contract charges                  2.60%              1.15%               9.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.49%              0.66%               5.78%
    Highest contract charges                  2.59%              0.68%               4.63%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.49%                --                9.86%
    Highest contract charges                  2.57%                --                8.66%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.99%              0.89%              16.06%
    Highest contract charges                  1.61%              1.01%              15.33%
    Remaining contract charges                  --                 --                  --
CORE PLUS FIXED INCOME
 2007  Lowest contract charges                1.30%              4.09%               4.09%
    Highest contract charges                  2.59%              3.61%               2.75%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              4.72%               2.39%
    Highest contract charges                  2.60%              3.99%               1.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              3.55%               2.87%
    Highest contract charges                  2.59%              3.55%               1.54%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              4.53%               3.02%
    Highest contract charges                  2.57%              3.27%               1.69%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.30%              0.08%               3.29%
    Highest contract charges                  1.62%              0.03%               0.76%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EMERGING MARKETS DEBT
 2007  Lowest contract charges                   53,005       $1.784655           $94,597
    Highest contract charges                      7,046       22.107798           155,773
    Remaining contract charges                  529,221              --        11,175,592
 2006  Lowest contract charges                   53,395        1.697139            90,623
    Highest contract charges                      9,285       21.298708           197,757
    Remaining contract charges                  620,021              --        12,411,423
 2005  Lowest contract charges                   21,642        1.551646            33,580
    Highest contract charges                      9,482       19.727481           187,062
    Remaining contract charges                  673,492              --        12,239,295
 2004  Lowest contract charges                   21,502        1.400388            30,111
    Highest contract charges                      7,468       18.037236           134,699
    Remaining contract charges                  666,984              --        10,893,914
 2003  Lowest contract charges                   18,776        1.289007            24,203
    Highest contract charges                      1,567       16.819741            26,353
    Remaining contract charges                  626,810              --         9,410,696
EMERGING MARKETS EQUITY
 2007  Lowest contract charges                  105,819       23.038258         2,437,894
    Highest contract charges                     11,434       29.399461           336,150
    Remaining contract charges                4,943,228              --       117,176,890
 2006  Lowest contract charges                   43,349       16.525505           716,343
    Highest contract charges                     12,579       21.482782           270,229
    Remaining contract charges                3,352,293              --        59,869,961
 2005  Lowest contract charges                   17,733       12.138274           215,245
    Highest contract charges                     10,882       16.076611           174,947
    Remaining contract charges                1,840,437              --        26,058,806
 2004  Lowest contract charges                   65,220        1.443391            94,138
    Highest contract charges                      4,107       12.326618            50,623
    Remaining contract charges                1,006,507              --        12,426,261
 2003  Lowest contract charges                   60,294        1.187725            71,613
    Highest contract charges                      2,982       10.275795            30,647
    Remaining contract charges                  944,839              --         9,675,499
HIGH YIELD
 2007  Lowest contract charges                   58,548        1.391435            81,465
    Highest contract charges                     59,315       10.862917           644,339
    Remaining contract charges                1,983,364              --        22,532,621
 2006  Lowest contract charges                   77,194        1.355279           104,619
    Highest contract charges                     58,825       10.719109           630,546
    Remaining contract charges                2,393,088              --        26,643,846
 2005  Lowest contract charges                   69,187        1.264029            87,455
    Highest contract charges                     50,821       10.128146           514,725
    Remaining contract charges                2,800,611              --        29,281,502
 2004  Lowest contract charges                  140,656        1.267156           178,234
    Highest contract charges                     26,767       10.286162           275,333
    Remaining contract charges                3,320,017              --        34,977,936
 2003  Lowest contract charges                  302,834        1.172526           355,081
    Highest contract charges                     11,011        9.642448           106,175
    Remaining contract charges                3,427,784              --        33,604,831

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EMERGING MARKETS DEBT
 2007  Lowest contract charges                1.30%              7.16%               5.16%
    Highest contract charges                  2.60%              7.16%               3.80%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%             10.04%               9.38%
    Highest contract charges                  2.60%              8.89%               7.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              5.64%              10.80%
    Highest contract charges                  2.59%              7.56%               9.37%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              6.93%               8.64%
    Highest contract charges                  2.58%              9.11%               7.24%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               26.22%
    Highest contract charges                  1.58%                --               12.57%
    Remaining contract charges                  --                 --                  --
EMERGING MARKETS EQUITY
 2007  Lowest contract charges                0.74%              0.35%              39.41%
    Highest contract charges                  2.59%              0.44%              36.85%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.76%              36.14%
    Highest contract charges                  2.60%              0.79%              33.63%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%              0.11%              34.19%
    Highest contract charges                  2.57%              0.34%              30.42%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.66%              21.53%
    Highest contract charges                  2.58%              0.92%              19.96%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               47.74%
    Highest contract charges                  1.58%                --               47.97%
    Remaining contract charges                  --                 --                  --
HIGH YIELD
 2007  Lowest contract charges                1.30%              9.49%               2.67%
    Highest contract charges                  2.59%              9.41%               1.34%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              8.29%               7.22%
    Highest contract charges                  2.60%              8.09%               5.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              8.68%              (0.25)%
    Highest contract charges                  2.58%              6.72%              (1.54)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.31%              4.67%               8.07%
    Highest contract charges                  2.58%              6.26%               6.68%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               24.09%
    Highest contract charges                  1.62%                --               10.53%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MID CAP GROWTH
 2007  Lowest contract charges                  255,481      $15.576117        $3,979,396
    Highest contract charges                        800       14.842715            11,877
    Remaining contract charges                2,038,347              --        30,934,410
 2006  Lowest contract charges                  184,498       12.799102         2,361,411
    Highest contract charges                        711       12.405408             8,823
    Remaining contract charges                1,006,632              --        12,676,944
 2005  Lowest contract charges                   75,698       11.815831           894,440
    Highest contract charges                        127       11.648761             1,478
    Remaining contract charges                  369,411              --         4,333,983
U.S. MID CAP VALUE
 2007  Lowest contract charges                  237,453       14.068913         3,340,712
    Highest contract charges                     79,103       20.076072         1,588,068
    Remaining contract charges                5,897,336              --        97,646,483
 2006  Lowest contract charges                   98,892       13.156067         1,301,016
    Highest contract charges                     87,700       19.105897         1,675,578
    Remaining contract charges                6,088,556              --        94,783,859
 2005  Lowest contract charges                   26,978       10.988986           296,462
    Highest contract charges                     79,878       16.246380         1,297,736
    Remaining contract charges                6,022,762              --        78,887,992
 2004  Lowest contract charges                  606,173        1.115456           676,159
    Highest contract charges                     63,047       14.846750           936,040
    Remaining contract charges                4,917,753              --        68,259,547
 2003  Lowest contract charges                  263,114        0.986142           259,467
    Highest contract charges                     19,813       13.297342           263,456
    Remaining contract charges                4,347,956              --        52,932,846
FOCUS GROWTH
 2007  Lowest contract charges                3,966,374        1.333634         5,289,691
    Highest contract charges                      8,958        8.036551            71,989
    Remaining contract charges                7,434,350              --       142,432,719
 2006  Lowest contract charges                5,235,780        1.100382         5,761,358
    Highest contract charges                      8,112        6.733865            54,623
    Remaining contract charges                9,217,191              --       151,778,398
 2005  Lowest contract charges                5,526,725        1.110661         6,138,318
    Highest contract charges                      8,086        6.903285            55,822
    Remaining contract charges               11,515,620              --       202,389,241
 2004  Lowest contract charges                5,742,549        0.983629         5,648,538
    Highest contract charges                      8,090        6.206381            50,212
    Remaining contract charges               13,996,404              --       227,371,668
 2003  Lowest contract charges                4,472,818        0.920177         4,115,785
    Highest contract charges                     27,890        5.900077           164,552
    Remaining contract charges               17,194,853              --       273,164,339

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MID CAP GROWTH
 2007  Lowest contract charges                0.75%                --               21.70%
    Highest contract charges                  2.44%                --               19.65%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --                8.32%
    Highest contract charges                  2.43%                --                6.50%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               24.28%
    Highest contract charges                  1.37%                --               22.88%
    Remaining contract charges                  --                 --                  --
U.S. MID CAP VALUE
 2007  Lowest contract charges                0.74%              0.60%               6.94%
    Highest contract charges                  2.59%              0.67%               5.08%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.19%              19.72%
    Highest contract charges                  2.60%              0.28%              17.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.72%              0.04%              13.94%
    Highest contract charges                  2.59%              0.32%               9.43%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              0.02%              13.11%
    Highest contract charges                  2.57%              0.02%              11.65%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               39.68%
    Highest contract charges                  1.60%                --               33.23%
    Remaining contract charges                  --                 --                  --
FOCUS GROWTH
 2007  Lowest contract charges                1.30%                --               21.20%
    Highest contract charges                  2.59%                --               19.35%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.02%              (0.93)%
    Highest contract charges                  2.60%                --               (2.45)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              0.71%              12.92%
    Highest contract charges                  2.59%              0.45%              11.23%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.38%               6.90%
    Highest contract charges                  2.59%              0.18%               5.19%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.39%              19.01%
    Highest contract charges                  1.63%              0.02%              16.79%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BALANCED GROWTH
 2007  Lowest contract charges                2,009,582       $1.356218        $2,725,431
    Highest contract charges                     58,545       13.762785           805,748
    Remaining contract charges                3,037,961              --        57,987,061
 2006  Lowest contract charges                2,171,547        1.322920         2,872,785
    Highest contract charges                     49,004       13.634590           668,155
    Remaining contract charges                3,704,180              --        70,645,313
 2005  Lowest contract charges                2,451,168        1.189469         2,915,588
    Highest contract charges                     53,683       12.453701           668,552
    Remaining contract charges                4,337,373              --        77,937,820
 2004  Lowest contract charges                2,034,268        1.113625         2,265,411
    Highest contract charges                     43,393       11.846797           514,066
    Remaining contract charges                4,988,808              --        86,398,590
 2003  Lowest contract charges                1,265,740        1.017026         1,287,290
    Highest contract charges                      2,734       10.985273            30,029
    Remaining contract charges                5,559,743              --        91,762,173
CAPITAL OPPORTUNITIES
 2007  Lowest contract charges                  399,955        1.508588           603,368
    Highest contract charges                     27,978        5.111479           143,009
    Remaining contract charges                3,238,039              --        25,986,320
 2006  Lowest contract charges                  461,734        1.280881           591,423
    Highest contract charges                     30,718        4.405475           135,328
    Remaining contract charges                4,067,193              --        28,291,147
 2005  Lowest contract charges                  512,110        1.203121           616,130
    Highest contract charges                     24,926        4.204831           104,812
    Remaining contract charges                4,897,779              --        33,672,969
 2004  Lowest contract charges                  508,885        0.994021           505,842
    Highest contract charges                     26,501        3.530842            93,573
    Remaining contract charges                5,532,055              --        33,188,412
 2003  Lowest contract charges                  319,731        0.821432           262,637
    Highest contract charges                      8,877        2.960393            26,280
    Remaining contract charges                6,094,246              --        31,770,930

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BALANCED GROWTH
 2007  Lowest contract charges                1.30%              2.57%               2.52%
    Highest contract charges                  2.59%              2.42%               0.94%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              2.60%              11.22%
    Highest contract charges                  2.60%              2.34%               9.48%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              2.25%               6.81%
    Highest contract charges                  2.59%              2.05%               5.12%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              2.41%               9.50%
    Highest contract charges                  2.58%              2.51%               7.84%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              2.78%              18.29%
    Highest contract charges                  1.63%              1.91%              15.55%
    Remaining contract charges                  --                 --                  --
CAPITAL OPPORTUNITIES
 2007  Lowest contract charges                1.30%                --               17.78%
    Highest contract charges                  2.59%                --               16.03%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                6.46%
    Highest contract charges                  2.60%                --                4.77%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%                --               21.04%
    Highest contract charges                  2.59%                --               19.09%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%                --               21.01%
    Highest contract charges                  2.58%                --               19.27%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               39.81%
    Highest contract charges                  1.70%                --               28.07%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
DEVELOPING GROWTH
 2007  Lowest contract charges                  879,375       $1.942474        $1,708,164
    Highest contract charges                      9,506       10.806114           102,719
    Remaining contract charges                1,855,953              --        43,878,117
 2006  Lowest contract charges                1,207,626        1.600730         1,933,080
    Highest contract charges                      9,825        9.042643            88,843
    Remaining contract charges                2,093,762              --        44,333,527
 2005  Lowest contract charges                1,218,274        1.465011         1,784,786
    Highest contract charges                     10,389        8.405217            87,323
    Remaining contract charges                2,562,494              --        52,072,482
 2004  Lowest contract charges                1,329,229        1.250444         1,662,127
    Highest contract charges                      2,901        7.285686            21,134
    Remaining contract charges                2,852,600              --        53,468,881
 2003  Lowest contract charges                1,031,037        1.035726         1,067,872
    Highest contract charges                      5,023        6.131732            30,800
    Remaining contract charges                3,221,371              --        53,712,707
FLEXIBLE INCOME
 2007  Lowest contract charges                  831,886        1.397865         1,162,864
    Highest contract charges                     25,268       11.282737           285,091
    Remaining contract charges                3,268,660              --        42,126,286
 2006  Lowest contract charges                  913,616        1.363163         1,245,403
    Highest contract charges                     24,019       11.173114           268,368
    Remaining contract charges                3,708,222              --        47,365,201
 2005  Lowest contract charges                  898,042        1.305789         1,172,653
    Highest contract charges                     22,011       10.851070           238,842
    Remaining contract charges                4,334,562              --        53,822,165
 2004  Lowest contract charges                  771,563        1.285868           992,128
    Highest contract charges                     15,675       10.852128           170,103
    Remaining contract charges                4,933,457              --        61,312,429
 2003  Lowest contract charges                  356,373        1.217480           433,877
    Highest contract charges                      6,569       10.446908            68,631
    Remaining contract charges                5,602,889              --        67,481,098

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
DEVELOPING GROWTH
 2007  Lowest contract charges                1.30%              0.41%              21.35%
    Highest contract charges                  2.59%              0.15%              19.50%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                9.26%
    Highest contract charges                  2.60%                --                7.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%                --               17.16%
    Highest contract charges                  2.58%                --               15.37%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%                --               20.73%
    Highest contract charges                  2.56%                --               18.82%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%                --               39.58%
    Highest contract charges                  1.63%                --               28.47%
    Remaining contract charges                  --                 --                  --
FLEXIBLE INCOME
 2007  Lowest contract charges                1.30%              6.13%               2.55%
    Highest contract charges                  2.59%              5.92%               0.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              6.44%               4.39%
    Highest contract charges                  2.60%              6.17%               2.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              6.94%               1.55%
    Highest contract charges                  2.59%              6.76%              (0.01)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.29%              7.63%               5.62%
    Highest contract charges                  2.57%              6.31%               3.88%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              5.22%              12.08%
    Highest contract charges                  1.62%              3.55%               6.24%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
DIVIDEND GROWTH
 2007  Lowest contract charges                4,723,678       $1.226769        $5,794,862
    Highest contract charges                     56,244       12.275072           690,404
    Remaining contract charges                7,932,355              --       174,098,555
 2006  Lowest contract charges                6,191,248        1.191924         7,379,498
    Highest contract charges                     62,104       12.119250           752,655
    Remaining contract charges                9,930,693              --       219,462,327
 2005  Lowest contract charges                6,575,504        1.085444         7,137,341
    Highest contract charges                     62,934       11.207657           705,339
    Remaining contract charges               12,733,934              --       265,894,212
 2004  Lowest contract charges                6,945,112        1.041591         7,233,966
    Highest contract charges                     43,862       10.922263           479,068
    Remaining contract charges               15,466,073              --       319,436,384
 2003  Lowest contract charges                5,455,551        0.974474         5,316,292
    Highest contract charges                     33,293       10.376439           345,465
    Remaining contract charges               17,611,528              --       356,595,193
GLOBAL EQUITY
 2007  Lowest contract charges                1,616,915        1.696135         2,742,506
    Highest contract charges                     20,172       11.805397           238,137
    Remaining contract charges                2,519,889              --        53,387,964
 2006  Lowest contract charges                2,046,311        1.475550         3,019,433
    Highest contract charges                     21,647       10.431601           225,817
    Remaining contract charges                3,115,055              --        58,932,820
 2005  Lowest contract charges                2,264,200        1.229415         2,783,641
    Highest contract charges                     21,263        8.822506           187,590
    Remaining contract charges                3,773,386              --        61,355,797
 2004  Lowest contract charges                2,323,692        1.125673         2,615,718
    Highest contract charges                     20,750        8.207970           170,319
    Remaining contract charges                4,525,620              --        69,088,206
 2003  Lowest contract charges                1,432,825        1.054284         1,510,605
    Highest contract charges                      1,796        7.807799            14,025
    Remaining contract charges                5,395,570              --        78,880,046

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
DIVIDEND GROWTH
 2007  Lowest contract charges                1.30%              1.16%               2.92%
    Highest contract charges                  2.60%              0.92%               1.29%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.33%               9.81%
    Highest contract charges                  2.60%              1.09%               8.13%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              1.27%               4.21%
    Highest contract charges                  2.59%              1.06%               2.61%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              1.62%               6.89%
    Highest contract charges                  2.58%              1.88%               5.26%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              2.04%              26.09%
    Highest contract charges                  1.62%              1.36%              21.20%
    Remaining contract charges                  --                 --                  --
GLOBAL EQUITY
 2007  Lowest contract charges                1.30%              0.65%              14.95%
    Highest contract charges                  2.59%              0.43%              13.17%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.74%              20.02%
    Highest contract charges                  2.60%              0.55%              18.24%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              0.65%               9.22%
    Highest contract charges                  2.59%              0.46%               7.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.25%               6.77%
    Highest contract charges                  2.58%              0.11%               5.13%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.42%              32.98%
    Highest contract charges                  1.63%              0.13%              26.95%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
GROWTH
 2007  Lowest contract charges                  667,760       $1.376764          $919,348
    Highest contract charges                    116,885        8.205665           959,119
    Remaining contract charges                3,808,451              --        43,882,413
 2006  Lowest contract charges                  871,625        1.143977           997,120
    Highest contract charges                    124,530        6.926968           862,617
    Remaining contract charges                4,573,711              --        45,388,744
 2005  Lowest contract charges                  891,071        1.115013           993,556
    Highest contract charges                    108,792        6.852504           745,499
    Remaining contract charges                4,262,311              --        46,830,657
 2004  Lowest contract charges                  704,230        0.977539           688,413
    Highest contract charges                     39,724        6.104294           242,487
    Remaining contract charges                3,339,723              --        39,697,986
 2003  Lowest contract charges                  419,112        0.920058           385,607
    Highest contract charges                     11,935        5.834486            69,637
    Remaining contract charges                3,234,039              --        41,795,947
MONEY MARKET
 2007  Lowest contract charges                  569,155        1.072322           610,317
    Highest contract charges                     74,895       10.215179           765,068
    Remaining contract charges                9,962,218              --       112,822,944
 2006  Lowest contract charges                  891,930        1.035260           923,394
    Highest contract charges                     46,293       10.017061           463,720
    Remaining contract charges                9,998,240              --       111,913,167
 2005  Lowest contract charges                  621,325        1.002738           623,026
    Highest contract charges                     33,656        9.853007           331,613
    Remaining contract charges                6,945,986              --        80,170,557
 2004  Lowest contract charges                  633,558        0.988854           626,496
    Highest contract charges                     15,700        9.867901           154,929
    Remaining contract charges                7,763,998              --        90,791,693
 2003  Lowest contract charges                  480,685        0.993199           477,416
    Highest contract charges                     74,541       10.066503           750,367
    Remaining contract charges                9,751,999              --       115,905,950

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
GROWTH
 2007  Lowest contract charges                1.30%                --               20.35%
    Highest contract charges                  2.59%                --               18.46%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%                --                2.60%
    Highest contract charges                  2.60%                --                1.09%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.35%              14.06%
    Highest contract charges                  2.59%              0.27%              12.26%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.22%               6.25%
    Highest contract charges                  2.54%              0.02%               4.63%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.09%              25.27%
    Highest contract charges                  1.62%                --               16.44%
    Remaining contract charges                  --                 --                  --
MONEY MARKET
 2007  Lowest contract charges                1.30%              4.84%               3.58%
    Highest contract charges                  2.58%              4.52%               1.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              4.44%               3.24%
    Highest contract charges                  2.59%              4.42%               1.67%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              2.72%               1.40%
    Highest contract charges                  2.59%              2.54%              (0.15)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.91%              (0.44)%
    Highest contract charges                  2.59%              0.94%              (1.97)%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.61%              (0.66)%
    Highest contract charges                  1.36%              0.15%              (1.42)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
UTILITIES
 2007  Lowest contract charges                  826,001       $1.895936        $1,566,045
    Highest contract charges                     14,385       11.449522           164,696
    Remaining contract charges                2,633,494              --        59,339,068
 2006  Lowest contract charges                1,216,657        1.602471         1,949,656
    Highest contract charges                     14,837        9.826005           145,786
    Remaining contract charges                3,095,541              --        61,810,435
 2005  Lowest contract charges                1,235,797        1.347218         1,664,888
    Highest contract charges                     15,604        8.392261           130,955
    Remaining contract charges                3,745,293              --        67,538,315
 2004  Lowest contract charges                1,160,935        1.173772         1,362,673
    Highest contract charges                     16,771        7.424930           124,523
    Remaining contract charges                4,351,463              --        70,258,536
 2003  Lowest contract charges                  752,912        0.955583           719,470
    Highest contract charges                      8,195        6.138064            50,301
    Remaining contract charges                5,067,721              --        69,671,835
EQUALLY WEIGHTED S&P 500
 2007  Lowest contract charges                2,269,373        1.504079         3,413,316
    Highest contract charges                    121,169       15.263891         1,849,503
    Remaining contract charges                7,407,375              --       152,028,597
 2006  Lowest contract charges                2,757,833        1.501713         4,141,475
    Highest contract charges                    132,180       15.474905         2,045,475
    Remaining contract charges                8,679,884              --       184,885,143
 2005  Lowest contract charges                3,013,813        1.315013         3,963,204
    Highest contract charges                    156,214       13.770088         2,151,077
    Remaining contract charges                9,439,482              --       187,033,465
 2004  Lowest contract charges                2,942,136        1.235637         3,635,413
    Highest contract charges                     95,261       13.138524         1,251,585
    Remaining contract charges                9,036,144              --       184,356,586
 2003  Lowest contract charges                1,854,100        1.073160         1,989,746
    Highest contract charges                     19,319       11.591249           223,928
    Remaining contract charges                7,958,810              --       157,451,849
SMALL COMPANY GROWTH
 2007  Lowest contract charges                  106,050       13.969089         1,481,427
    Highest contract charges                     45,926       13.404473           615,617
    Remaining contract charges                1,069,893              --        14,618,811
 2006  Lowest contract charges                  132,946       13.772179         1,830,946
    Highest contract charges                     46,174       13.361686           616,966
    Remaining contract charges                1,159,866              --        15,715,755
 2005  Lowest contract charges                   61,604       12.500760           770,096
    Highest contract charges                     38,133       12.262332           467,602
    Remaining contract charges                  819,043              --        10,130,785
 2004  Lowest contract charges                    5,503       11.241435            61,863
    Highest contract charges                     20,510       11.148935           228,666
    Remaining contract charges                  230,988              --         2,584,365

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
UTILITIES
 2007  Lowest contract charges                1.30%              1.77%              18.31%
    Highest contract charges                  2.59%              1.58%              16.52%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              2.11%              18.95%
    Highest contract charges                  2.60%              1.84%              17.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              2.15%              14.78%
    Highest contract charges                  2.59%              1.87%              13.03%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              2.34%              22.83%
    Highest contract charges                  2.58%              2.31%              20.97%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              2.75%              18.92%
    Highest contract charges                  1.63%              2.12%              14.23%
    Remaining contract charges                  --                 --                  --
EQUALLY WEIGHTED S&P 500
 2007  Lowest contract charges                1.30%              1.50%               0.16%
    Highest contract charges                  2.59%              1.20%              (1.36)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              1.30%              14.20%
    Highest contract charges                  2.60%              1.01%              12.38%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.30%              0.94%               6.42%
    Highest contract charges                  2.59%              0.77%               4.81%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.82%              15.14%
    Highest contract charges                  2.57%              0.65%              13.35%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              1.08%              35.38%
    Highest contract charges                  1.61%              0.30%              29.71%
    Remaining contract charges                  --                 --                  --
SMALL COMPANY GROWTH
 2007  Lowest contract charges                1.50%                --                1.43%
    Highest contract charges                  2.60%                --                0.32%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%                --               10.17%
    Highest contract charges                  2.60%                --                8.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.47%                --               11.20%
    Highest contract charges                  2.58%                --                9.99%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.08%                --               12.41%
    Highest contract charges                  1.92%                --               11.49%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
GLOBAL FRANCHISE
 2007  Lowest contract charges                  109,723      $19.407659        $2,129,476
    Highest contract charges                     90,791       18.455152         1,675,556
    Remaining contract charges                1,873,920              --        35,429,095
 2006  Lowest contract charges                  110,234       17.945559         1,978,215
    Highest contract charges                     82,546       17.253444         1,424,197
    Remaining contract charges                1,901,413              --        33,426,027
 2005  Lowest contract charges                   78,056       14.991994         1,170,214
    Highest contract charges                     74,780       14.573126         1,089,780
    Remaining contract charges                1,703,288              --        25,142,153
 2004  Lowest contract charges                   38,080       13.590845           517,536
    Highest contract charges                     24,431       13.357186           326,324
    Remaining contract charges                  828,589              --        11,157,148
 2003  Lowest contract charges                   11,776       12.234140           144,069
    Highest contract charges                     15,608       12.156794           189,739
    Remaining contract charges                  269,786              --         3,290,389
OPPENHEIMER MIDCAP FUND
 2007  Lowest contract charges                   13,675       11.938399           163,259
    Highest contract charges                        517       11.376060             5,877
    Remaining contract charges                  489,745              --         5,704,321
 2006  Lowest contract charges                    1,729       11.343436            19,602
    Highest contract charges                      1,858       10.994400            20,425
    Remaining contract charges                  311,478              --         3,474,115
 2005  Lowest contract charges                      724       11.128286             8,061
    Highest contract charges                      1,858       10.970872            20,382
    Remaining contract charges                  103,319              --         1,140,671
OPPENHEIMER CAPITAL APPRECIATION FUND
 2007  Lowest contract charges                  131,777       12.809096         1,687,942
    Highest contract charges                      3,128       12.205811            38,179
    Remaining contract charges                8,880,148              --       111,023,203
 2006  Lowest contract charges                   61,339       11.334601           695,273
    Highest contract charges                      2,879       10.985837            31,623
    Remaining contract charges                5,525,571              --        61,589,138
 2005  Lowest contract charges                   31,233       10.605266           331,235
    Highest contract charges                      2,595       10.455204            27,132
    Remaining contract charges                2,108,342              --        22,178,068

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
GLOBAL FRANCHISE
 2007  Lowest contract charges                1.50%                --                8.15%
    Highest contract charges                  2.59%                --                6.97%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.50%              1.34%              19.70%
    Highest contract charges                  2.60%              1.36%              18.39%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.49%                --               10.31%
    Highest contract charges                  2.58%                --                9.10%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.49%              0.22%              11.09%
    Highest contract charges                  2.56%              0.26%               9.88%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.98%                --               22.34%
    Highest contract charges                  1.62%                --               21.57%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MIDCAP FUND
 2007  Lowest contract charges                0.74%                --                5.25%
    Highest contract charges                  2.47%                --                3.47%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --                1.93%
    Highest contract charges                  2.47%                --                0.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               17.17%
    Highest contract charges                  2.39%                --               15.86%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2007  Lowest contract charges                0.75%              0.01%              13.01%
    Highest contract charges                  2.44%              0.01%              11.11%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.15%               6.88%
    Highest contract charges                  2.45%              0.19%               5.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                9.22%
    Highest contract charges                  2.39%                --                7.99%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND
 2007  Lowest contract charges                1,656,358      $14.137670       $23,417,039
    Highest contract charges                      1,387       10.304583            14,295
    Remaining contract charges               25,662,095              --       354,414,242
 2006  Lowest contract charges                  723,831       13.427502         9,719,222
    Highest contract charges                    206,802       13.026465         2,693,904
    Remaining contract charges               13,770,335              --       182,005,470
 2005  Lowest contract charges                   92,592       11.527071         1,067,313
    Highest contract charges                     96,913       11.368801         1,101,787
    Remaining contract charges                2,746,868              --        31,411,985
OPPENHEIMER MAIN STREET FUND
 2007  Lowest contract charges                   56,859       12.344736           701,911
    Highest contract charges                      2,943       11.763316            34,614
    Remaining contract charges                1,592,072              --        19,181,768
 2006  Lowest contract charges                   33,525       11.941867           400,364
    Highest contract charges                      8,311       11.574490            96,192
    Remaining contract charges                  998,724              --        11,723,654
 2005  Lowest contract charges                   32,157       10.484476           337,148
    Highest contract charges                      8,050       10.336121            83,210
    Remaining contract charges                  359,481              --         3,737,933
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2007  Lowest contract charges                  112,489       12.219796         1,374,592
    Highest contract charges                      1,129       11.644211            13,151
    Remaining contract charges               14,978,099              --       178,577,475
 2006  Lowest contract charges                   68,091       12.485517           850,137
    Highest contract charges                      6,248       12.101367            75,613
    Remaining contract charges               10,082,985              --       123,766,649
 2005  Lowest contract charges                   12,441       10.971347           136,496
    Highest contract charges                      5,832       10.816124            63,083
    Remaining contract charges                2,777,040              --        30,219,289
PUTNAM DIVERSIFIED INCOME
 2007  Lowest contract charges                  381,212       18.865269         7,191,676
    Highest contract charges                     16,940       13.916279           235,739
    Remaining contract charges                3,572,670              --        61,805,263
 2006  Lowest contract charges                  103,180       18.253223         1,883,376
    Highest contract charges                      3,408       13.695602            46,676
    Remaining contract charges                1,699,537              --        28,308,569
 2005  Lowest contract charges                   14,738       17.301813           254,999
    Highest contract charges                      1,099       13.204279            14,506
    Remaining contract charges                  572,567              --         8,941,378

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND
 2007  Lowest contract charges                0.74%              0.85%               5.29%
    Highest contract charges                  1.80%                --               (1.60)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.35%              16.49%
    Highest contract charges                  2.40%              0.69%              14.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               19.81%
    Highest contract charges                  2.33%                --               18.50%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MAIN STREET FUND
 2007  Lowest contract charges                0.75%              0.63%               3.37%
    Highest contract charges                  2.45%              1.05%               1.63%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.09%              13.90%
    Highest contract charges                  2.45%              0.97%              11.98%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                9.14%
    Highest contract charges                  2.39%                --                7.91%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2007  Lowest contract charges                0.75%              0.14%              (2.13)%
    Highest contract charges                  2.45%              0.22%              (3.78)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.01%              13.80%
    Highest contract charges                  2.46%              0.02%              11.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.72%                --               17.80%
    Highest contract charges                  2.39%                --               16.48%
    Remaining contract charges                  --                 --                  --
PUTNAM DIVERSIFIED INCOME
 2007  Lowest contract charges                0.74%              3.32%               3.35%
    Highest contract charges                  2.43%              2.78%               1.61%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              3.29%               5.50%
    Highest contract charges                  2.45%              5.97%               3.72%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                2.19%
    Highest contract charges                  2.40%                --                1.04%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION
 2007  Lowest contract charges                   47,948      $38.469378        $1,844,542
    Highest contract charges                     44,727       11.236730           502,580
    Remaining contract charges                  646,439              --        15,829,489
 2006  Lowest contract charges                   29,464       37.652345         1,109,417
    Highest contract charges                     54,797       11.181051           612,685
    Remaining contract charges                  428,260              --         9,287,712
 2005  Lowest contract charges                   12,977       33.613874           436,206
    Highest contract charges                     31,781       10.147839           322,506
    Remaining contract charges                   95,742              --         2,477,510
PUTNAM GROWTH AND INCOME
 2007  Lowest contract charges                   25,149       55.693138         1,400,633
    Highest contract charges                     20,908       11.144502           233,005
    Remaining contract charges                  340,573              --         9,644,633
 2006  Lowest contract charges                   14,976       59.718647           894,403
    Highest contract charges                     22,193       12.148945           269,616
    Remaining contract charges                  240,346              --         6,943,688
 2005  Lowest contract charges                    6,142       51.909104           318,801
    Highest contract charges                     14,186       10.735847           152,301
    Remaining contract charges                   71,064              --         2,048,597
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2007  Lowest contract charges                    3,762        9.771491            36,756
    Highest contract charges                      1,190        9.734619            11,582
    Remaining contract charges                   19,462              --           189,748
PUTNAM INTERNATIONAL EQUITY
 2007  Lowest contract charges                  153,023       26.666709         4,080,629
    Highest contract charges                      4,289       10.270794            44,051
    Remaining contract charges                9,141,993              --       176,142,686
 2006  Lowest contract charges                   63,066       24.793041         1,563,620
    Highest contract charges                    282,850       12.560151         3,552,633
    Remaining contract charges                6,914,868              --       122,230,683
 2005  Lowest contract charges                   18,888       19.558296           369,410
    Highest contract charges                    139,793       10.073002         1,408,139
    Remaining contract charges                2,821,734              --        37,304,941
PUTNAM INVESTORS
 2007  Lowest contract charges                  106,516       10.573923         1,126,293
    Highest contract charges                        753        7.289828             5,488
    Remaining contract charges                4,916,487              --        45,714,453
 2006  Lowest contract charges                   66,801       11.233877           750,433
    Highest contract charges                     16,852        7.889516           132,952
    Remaining contract charges                  718,428              --         6,978,839
 2005  Lowest contract charges                   17,011        9.934290           168,989
    Highest contract charges                     14,449        7.092883           102,482
    Remaining contract charges                  101,205              --           873,168

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION
 2007  Lowest contract charges                0.75%              0.45%               2.17%
    Highest contract charges                  2.40%              0.50%               0.50%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              2.41%              12.01%
    Highest contract charges                  2.39%              2.71%              10.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.72%                --                7.04%
    Highest contract charges                  2.35%                --                5.87%
    Remaining contract charges                  --                 --                  --
PUTNAM GROWTH AND INCOME
 2007  Lowest contract charges                0.75%              1.12%              (6.74)%
    Highest contract charges                  2.39%              1.11%              (8.27)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.31%              15.05%
    Highest contract charges                  2.40%              1.35%              13.16%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.72%                --                8.12%
    Highest contract charges                  2.36%                --                6.94%
    Remaining contract charges                  --                 --                  --
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2007  Lowest contract charges                0.20%                --               (1.06)%
    Highest contract charges                  0.56%                --               (1.24)%
    Remaining contract charges                  --                 --                  --
PUTNAM INTERNATIONAL EQUITY
 2007  Lowest contract charges                0.75%              2.18%               7.56%
    Highest contract charges                  1.85%                --               (1.78)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.46%              26.77%
    Highest contract charges                  2.40%              0.52%              24.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               14.66%
    Highest contract charges                  2.35%                --               13.41%
    Remaining contract charges                  --                 --                  --
PUTNAM INVESTORS
 2007  Lowest contract charges                0.75%              0.30%              (5.88)%
    Highest contract charges                  2.44%                --               (7.46)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.26%              13.08%
    Highest contract charges                  2.40%              0.40%              11.23%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.72%                --               13.42%
    Highest contract charges                  2.36%                --               12.18%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM NEW VALUE
 2007  Lowest contract charges                  430,085      $21.041934        $9,049,824
    Highest contract charges                        496       14.754219             7,313
    Remaining contract charges                  945,187              --        18,477,612
 2006  Lowest contract charges                  148,729       22.290074         3,315,170
    Highest contract charges                      3,839       15.897471            61,038
    Remaining contract charges                  677,775              --        14,136,364
 2005  Lowest contract charges                   56,706       19.357998         1,097,720
    Highest contract charges                      3,839       14.042955            53,917
    Remaining contract charges                  301,080              --         5,440,789
PUTNAM SMALL CAP VALUE
 2007  Lowest contract charges                  108,047       23.443202         2,532,960
    Highest contract charges                      1,062       19.242065            20,432
    Remaining contract charges                5,491,727              --       120,977,961
 2006  Lowest contract charges                   82,053       27.061733         2,220,481
    Highest contract charges                      1,047       22.593352            23,660
    Remaining contract charges                4,143,332              --       105,687,390
 2005  Lowest contract charges                   38,348       23.245262           891,403
    Highest contract charges                        306       19.739785             6,045
    Remaining contract charges                1,405,303              --        30,930,487
PUTNAM THE GEORGE PUTNAM FUND OF
 BOSTON
 2007  Lowest contract charges                  208,248       13.832698         2,880,632
    Highest contract charges                     15,509       12.282903           190,492
    Remaining contract charges                1,918,474              --        25,573,445
 2006  Lowest contract charges                  170,613       13.805165         2,355,313
    Highest contract charges                     73,393       12.487367           916,485
    Remaining contract charges                1,101,888              --        14,819,473
 2005  Lowest contract charges                   68,544       12.427584           851,831
    Highest contract charges                      9,810       11.428257           112,112
    Remaining contract charges                  270,851              --         3,320,197
PUTNAM VISTA
 2007  Lowest contract charges                   17,238       17.006719           293,156
    Highest contract charges                     15,968        6.525817           104,205
    Remaining contract charges                  265,452              --         2,803,897
 2006  Lowest contract charges                   14,668       16.505957           242,112
    Highest contract charges                     11,934        6.439048            76,844
    Remaining contract charges                  180,358              --         1,987,505
 2005  Lowest contract charges                    5,118       15.770447            80,710
    Highest contract charges                     13,117        6.254512            82,042
    Remaining contract charges                   64,007              --           701,094

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM NEW VALUE
 2007  Lowest contract charges                0.75%              0.83%              (5.60)%
    Highest contract charges                  2.44%              1.49%              (7.19)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.82%              15.15%
    Highest contract charges                  2.45%              1.05%              13.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                9.05%
    Highest contract charges                  2.42%                --                7.82%
    Remaining contract charges                  --                 --                  --
PUTNAM SMALL CAP VALUE
 2007  Lowest contract charges                0.75%              0.53%             (13.37)%
    Highest contract charges                  2.45%              0.57%             (14.83)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.27%              16.42%
    Highest contract charges                  2.45%              0.21%              14.46%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --               14.65%
    Highest contract charges                  2.43%                --               13.36%
    Remaining contract charges                  --                 --                  --
PUTNAM THE GEORGE PUTNAM FUND OF
 BOSTON
 2007  Lowest contract charges                0.75%              2.56%               0.20%
    Highest contract charges                  2.42%                --               (1.49)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              1.93%              11.09%
    Highest contract charges                  2.39%              0.39%               9.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                4.85%
    Highest contract charges                  2.36%                --                3.70%
    Remaining contract charges                  --                 --                  --
PUTNAM VISTA
 2007  Lowest contract charges                0.75%                --                3.03%
    Highest contract charges                  2.39%                --                1.35%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%                --                4.66%
    Highest contract charges                  2.40%                --                2.95%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.71%                --               17.35%
    Highest contract charges                  2.36%                --               16.07%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VOYAGER
 2007  Lowest contract charges                      668      $58.316205           $38,939
    Highest contract charges                        779        6.780291             5,280
    Remaining contract charges                  206,033              --         2,973,855
 2006  Lowest contract charges                      574       55.681359            32,063
    Highest contract charges                        779        6.584955             5,128
    Remaining contract charges                  190,493              --         2,513,079
 2005  Lowest contract charges                      258       53.208384            13,747
    Highest contract charges                     16,928        6.406829           108,456
    Remaining contract charges                   57,583              --         1,018,206
ENTERPRISE
 2007  Lowest contract charges                  206,473        1.166429           240,836
    Highest contract charges                     13,071        6.329218            82,728
    Remaining contract charges                1,432,898              --        11,423,707
 2006  Lowest contract charges                  231,435        1.048697           242,707
    Highest contract charges                     13,394        5.776113            77,368
    Remaining contract charges                1,761,252              --        12,859,785
 2005  Lowest contract charges                  304,766        0.992186           302,385
    Highest contract charges                     16,314        5.552645            90,589
    Remaining contract charges                2,138,036              --        15,139,548
 2004  Lowest contract charges                  221,405        0.929417           205,777
    Highest contract charges                     10,454        5.282739            55,225
    Remaining contract charges                2,472,991              --        16,710,009
 2003  Lowest contract charges                  163,502        0.904917           147,956
    Highest contract charges                      2,894        5.223695            15,117
    Remaining contract charges                2,904,258              --        19,319,847
GROWTH AND INCOME
 2007  Lowest contract charges                1,536,034       17.180850        26,390,363
    Highest contract charges                    224,766       16.242615         3,650,783
    Remaining contract charges               13,473,316              --       210,670,699
 2006  Lowest contract charges                  709,821       16.884100        11,984,674
    Highest contract charges                    240,737       16.260056         3,914,398
    Remaining contract charges               12,984,579              --       196,567,309
 2005  Lowest contract charges                  225,075       14.668103         3,301,424
    Highest contract charges                    216,156       14.389633         3,110,407
    Remaining contract charges               11,667,711              --       153,092,960
 2004  Lowest contract charges                  856,405        1.156077           990,071
    Highest contract charges                    148,989       13.460455         2,005,455
    Remaining contract charges                8,473,137              --       114,156,936
 2003  Lowest contract charges                  433,350        1.023978           443,741
    Highest contract charges                     68,068       12.105660           824,002
    Remaining contract charges                5,653,768              --        67,797,744

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM VOYAGER
 2007  Lowest contract charges                0.75%                --                4.73%
    Highest contract charges                  2.45%                --                2.97%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.10%               4.65%
    Highest contract charges                  2.46%              0.14%               2.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.64%                --               13.36%
    Highest contract charges                  2.36%                --               12.12%
    Remaining contract charges                  --                 --                  --
ENTERPRISE
 2007  Lowest contract charges                1.30%              0.38%              11.23%
    Highest contract charges                  2.59%              0.15%               9.58%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.30%              0.48%               5.70%
    Highest contract charges                  2.61%              0.17%               4.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              0.65%               6.75%
    Highest contract charges                  2.58%              0.43%               5.11%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.33%               2.71%
    Highest contract charges                  2.55%                --                1.13%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.25%              24.25%
    Highest contract charges                  1.63%                --               18.08%
    Remaining contract charges                  --                 --                  --
GROWTH AND INCOME
 2007  Lowest contract charges                0.75%              1.05%               1.76%
    Highest contract charges                  2.59%              1.38%              (0.11)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.75%              0.67%              15.11%
    Highest contract charges                  2.60%              0.93%              13.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.73%                --                9.99%
    Highest contract charges                  2.59%              0.75%               6.90%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.30%              0.73%              12.90%
    Highest contract charges                  2.56%              0.10%              11.19%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.29%              0.32%              26.38%
    Highest contract charges                  1.62%                --               23.45%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
COMSTOCK
 2007  Lowest contract charges      1,156,424    $16.435250     $19,006,123
    Highest contract charges          392,284     15.537611       6,095,161
    Remaining contract charges     15,420,638            --     248,107,222
 2006  Lowest contract charges        741,739     16.953685      12,575,188
    Highest contract charges          417,001     16.327017       6,808,385
    Remaining contract charges     14,102,535            --     236,130,834
 2005  Lowest contract charges        297,759     14.719590       4,382,887
    Highest contract charges          396,170     14.440094       5,720,729
    Remaining contract charges      9,719,112            --     142,570,772
 2004  Lowest contract charges        150,900     14.484780       2,185,754
    Highest contract charges          264,888     14.235396       3,770,787
    Remaining contract charges      4,596,310            --      65,939,052
 2003  Lowest contract charges         58,020     12.521462         726,498
    Highest contract charges          102,532     12.441971       1,275,699
    Remaining contract charges      1,382,564            --      17,253,703
STRATEGIC GROWTH
 2007  Lowest contract charges         19,361     15.344436         297,088
    Highest contract charges           22,244     14.590661         324,551
    Remaining contract charges        250,608            --       3,749,989
 2006  Lowest contract charges         21,397     13.353671         285,746
    Highest contract charges           24,631     12.838045         316,216
    Remaining contract charges        289,264            --       3,785,673
 2005  Lowest contract charges         22,539     13.208819         297,714
    Highest contract charges           22,937     12.839302         294,496
    Remaining contract charges        306,976            --       3,994,714
 2004  Lowest contract charges         19,797     12.456970         246,614
    Highest contract charges           16,920     12.242380         207,146
    Remaining contract charges        316,839            --       3,910,140
 2003  Lowest contract charges          9,129     11.842633         108,109
    Highest contract charges           12,343     11.767380         145,245
    Remaining contract charges        132,713            --       1,566,312
AGGRESSIVE GROWTH PORTFOLIO
 2007  Lowest contract charges         18,596     14.122344         262,619
    Highest contract charges            1,224     13.551542          16,586
    Remaining contract charges         78,128            --       1,077,401
 2006  Lowest contract charges         19,592     12.190083         238,816
    Highest contract charges            1,615     11.826680          19,101
    Remaining contract charges         93,854            --       1,124,392
 2005  Lowest contract charges          7,927     11.793783          93,494
    Highest contract charges            1,671     11.568800          19,333
    Remaining contract charges         81,059            --         945,214
 2004  Lowest contract charges          1,412     10.774757          15,210
    Highest contract charges            1,316     10.686077          14,061
    Remaining contract charges         46,093            --         494,078

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
COMSTOCK
 2007  Lowest contract charges        0.75%             1.36%             (3.06)%
    Highest contract charges          2.59%             1.59%             (4.84)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.75%             0.95%             15.18%
    Highest contract charges          2.60%             1.25%             13.07%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.73%               --               5.94%
    Highest contract charges          2.59%             0.82%              1.44%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.49%             0.62%             15.68%
    Highest contract charges          2.57%             0.08%             14.42%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        0.99%               --              25.22%
    Highest contract charges          1.61%               --              24.42%
    Remaining contract charges          --                --                 --
STRATEGIC GROWTH
 2007  Lowest contract charges        1.50%               --              14.91%
    Highest contract charges          2.59%               --              13.65%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.50%               --               1.10%
    Highest contract charges          2.60%               --              (0.01)%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.49%             0.01%              6.04%
    Highest contract charges          2.59%             0.01%              4.88%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.50%               --               5.19%
    Highest contract charges          2.56%               --               4.04%
    Remaining contract charges          --                --                 --
 2003  Lowest contract charges        1.00%               --              18.43%
    Highest contract charges          1.60%               --              17.67%
    Remaining contract charges          --                --                 --
AGGRESSIVE GROWTH PORTFOLIO
 2007  Lowest contract charges        1.50%               --              15.85%
    Highest contract charges          2.59%               --              14.58%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.49%               --               3.36%
    Highest contract charges          2.60%               --               2.23%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.48%               --               9.46%
    Highest contract charges          2.59%               --               8.26%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        1.10%               --               7.75%
    Highest contract charges          1.93%               --               6.86%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
GOVERNMENT PORTFOLIO
 2007  Lowest contract charges        180,172    $10.975127      $1,977,413
    Highest contract charges          192,174     10.536728       2,024,888
    Remaining contract charges      2,942,945            --      31,607,914
 2006  Lowest contract charges        169,275     10.410536       1,762,237
    Highest contract charges          145,069     10.105234       1,465,956
    Remaining contract charges      2,445,602            --      25,062,661
 2005  Lowest contract charges         75,744     10.249360         776,323
    Highest contract charges          113,765     10.058815       1,144,345
    Remaining contract charges      1,638,280            --      16,619,411
 2004  Lowest contract charges          4,685     10.074295          47,197
    Highest contract charges           29,645      9.996370         296,342
    Remaining contract charges        455,462            --       4,568,181
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2007  Lowest contract charges         85,018      1.417654         120,526
    Highest contract charges          114,042      1.340980         152,929
    Remaining contract charges        281,851            --         379,448
 2006  Lowest contract charges         60,735      1.332802          80,950
    Highest contract charges          133,644      1.276570         170,606
    Remaining contract charges        275,761            --         352,240
 2005  Lowest contract charges          1,795      1.181729           2,121
    Highest contract charges          136,540      1.166029         159,209
    Remaining contract charges        249,383            --         289,589
WELLS FARGO ADVANTAGE VT TOTAL
 RETURN BOND FUND
 2007  Lowest contract charges        120,474      1.257584         151,507
    Highest contract charges           56,300      1.189547          66,971
    Remaining contract charges        461,655            --         557,283
 2006  Lowest contract charges         74,881      1.197937          89,704
    Highest contract charges           90,943      1.147383         104,346
    Remaining contract charges        622,452            --         723,603
 2005  Lowest contract charges         20,072      1.146847          23,020
    Highest contract charges           86,552      1.131657          97,947
    Remaining contract charges        130,607            --         147,812
WELLS FARGO ADVANTAGE VT
 EQUITY INCOME FUND
 2007  Lowest contract charges          5,370      1.441381           7,741
    Highest contract charges          172,110      1.363417         234,658
    Remaining contract charges        108,696            --         151,960
 2006  Lowest contract charges          5,396      1.418348           7,652
    Highest contract charges          184,230      1.358510         250,278
    Remaining contract charges        115,416            --         159,577
 2005  Lowest contract charges         73,912      1.189540          87,921
    Highest contract charges          188,838      1.173756         221,649
    Remaining contract charges          2,351            --           2,748

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
GOVERNMENT PORTFOLIO
 2007  Lowest contract charges        1.50%             4.52%              5.42%
    Highest contract charges          2.59%             3.99%              4.27%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.50%             3.03%              1.57%
    Highest contract charges          2.60%             4.02%              0.46%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.48%             1.56%              1.74%
    Highest contract charges          2.58%             2.77%              0.63%
    Remaining contract charges          --                --                 --
 2004  Lowest contract charges        0.33%               --               0.37%
    Highest contract charges          1.91%               --              (0.04)%
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2007  Lowest contract charges        1.14%             2.42%              6.37%
    Highest contract charges          2.39%             2.20%              5.05%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.12%             3.07%             10.86%
    Highest contract charges          2.40%             2.29%              9.48%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.26%            13.83%              6.16%
    Highest contract charges          2.36%             2.92%              5.59%
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT TOTAL
 RETURN BOND FUND
 2007  Lowest contract charges        1.14%             4.57%              4.98%
    Highest contract charges          2.41%             4.58%              3.68%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.86%             4.34%              2.67%
    Highest contract charges          2.40%             4.38%              1.39%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.55%             3.75%              0.15%
    Highest contract charges          2.36%             3.78%             (0.38)%
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT
 EQUITY INCOME FUND
 2007  Lowest contract charges        1.14%             1.52%              1.62%
    Highest contract charges          2.39%             1.50%              0.36%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.13%             2.40%             17.20%
    Highest contract charges          2.40%             1.56%             15.74%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.56%             1.98%              5.13%
    Highest contract charges          2.36%             1.96%              4.57%
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B
 LARGE CAP VALUE FUND
 2007  Lowest contract charges        505,945     $1.305124        $660,321
    Highest contract charges          206,978      1.236794         255,990
    Remaining contract charges        531,584            --         673,935
 2006  Lowest contract charges        135,445      1.335887         180,940
    Highest contract charges          214,731      1.278026         274,432
    Remaining contract charges        383,564            --         499,348
 2005  Lowest contract charges         71,165      1.106577          78,750
    Highest contract charges          183,800      1.068756         196,437
    Remaining contract charges        117,686            --         127,356
WELLS FARGO ADVANTAGE VT LARGE
 COMPANY CORE FUND
 2007  Lowest contract charges          5,244      1.143314           5,996
    Highest contract charges           37,078      1.083419          40,170
    Remaining contract charges             --            --              --
 2006  Lowest contract charges          5,244      1.130449           5,929
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --
 2005  Lowest contract charges          5,244      0.988859           5,186
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --
WELLS FARGO ADVANTAGE VT
 INTERNATIONAL CORE FUND
 2007  Lowest contract charges         16,523      1.631868          26,964
    Highest contract charges          112,146      1.546543         173,439
    Remaining contract charges         22,966            --          36,480
 2006  Lowest contract charges         19,540      1.433665          28,014
    Highest contract charges          103,796      1.401778         145,499
    Remaining contract charges          5,608            --           8,019
 2005  Lowest contract charges         19,540      1.205870          23,563
    Highest contract charges          105,520      1.184955         125,036
    Remaining contract charges             --            --              --
WELLS FARGO ADVANTAGE VT LARGE
 COMPANY GROWTH FUND
 2007  Lowest contract charges      1,101,916      1.148817       1,265,900
    Highest contract charges           84,985      1.086651          92,349
    Remaining contract charges      3,376,300            --       3,739,005
 2006  Lowest contract charges        386,459      1.079893         417,333
    Highest contract charges          102,633      1.034299         106,154
    Remaining contract charges      3,275,646            --       3,429,010
 2005  Lowest contract charges         75,938      1.067331          81,051
    Highest contract charges           38,466      1.035131          39,817
    Remaining contract charges      1,170,488            --       1,217,811

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B
 LARGE CAP VALUE FUND
 2007  Lowest contract charges        1.14%             1.28%             (2.30)%
    Highest contract charges          2.10%             1.05%             (3.23)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%             1.55%             20.72%
    Highest contract charges          2.10%             1.51%             19.58%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.11%             1.50%              3.39%
    Highest contract charges          2.05%             1.11%              2.73%
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT LARGE
 COMPANY CORE FUND
 2007  Lowest contract charges        1.15%               --               1.14%
    Highest contract charges          2.07%               --               0.18%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.16%             0.74%             14.32%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.10%             2.08%              3.54%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT
 INTERNATIONAL CORE FUND
 2007  Lowest contract charges        1.11%             0.01%             11.38%
    Highest contract charges          2.09%             0.01%             10.33%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.60%             1.71%             18.89%
    Highest contract charges          2.10%             1.68%             18.30%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.58%             7.68%             11.21%
    Highest contract charges          2.00%             9.98%             10.84%
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT LARGE
 COMPANY GROWTH FUND
 2007  Lowest contract charges        1.14%               --               6.38%
    Highest contract charges          2.39%               --               5.06%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%               --               1.18%
    Highest contract charges          2.39%               --              (0.08)%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%             0.16%             16.43%
    Highest contract charges          2.35%             0.26%             15.47%
    Remaining contract charges          --                --                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY
 MARKET FUND
 2007  Lowest contract charges         12,028     $1.071732         $12,891
    Highest contract charges          185,132      1.015616         188,023
    Remaining contract charges        641,464            --         668,547
 2006  Lowest contract charges         48,305      1.036346          50,061
    Highest contract charges          127,537      0.991445         126,446
    Remaining contract charges      1,657,048            --       1,666,919
 2005  Lowest contract charges         19,573      0.986587          19,311
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --
WELLS FARGO ADVANTAGE VT SMALL
 CAP GROWTH FUND
 2007  Lowest contract charges        560,681      1.598511         896,254
    Highest contract charges           29,179      1.512039          44,119
    Remaining contract charges      1,511,464            --       2,330,712
 2006  Lowest contract charges        167,784      1.420762         238,381
    Highest contract charges           40,178      1.360791          54,673
    Remaining contract charges      1,529,574            --       2,106,846
 2005  Lowest contract charges         35,887      1.170801          42,017
    Highest contract charges           17,658      1.135488          20,051
    Remaining contract charges        531,986            --         606,795
WELLS FARGO ADVANTAGE VT
 DISCOVERY FUND
 2007  Lowest contract charges          6,871     15.443882         106,121
    Highest contract charges            3,895     14.952864          58,237
    Remaining contract charges          9,653            --         147,003
 2006  Lowest contract charges          4,530     12.771333          57,857
    Highest contract charges            1,077     12.580387          13,551
    Remaining contract charges          7,172            --          90,854
 2005  Lowest contract charges            150     11.219398           1,684
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --
WELLS FARGO ADVANTAGE VT
 SMALL/MID CAP VALUE FUND
 2007  Lowest contract charges          6,090     13.605746          82,865
    Highest contract charges              364     13.173244           4,791
    Remaining contract charges         12,340            --         165,166
 2006  Lowest contract charges          4,855     13.859145          67,308
    Highest contract charges              206     13.587309           2,798
    Remaining contract charges          9,835            --         134,714
 2005  Lowest contract charges          4,440     12.114618          53,795
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY
 MARKET FUND
 2007  Lowest contract charges        1.16%             4.51%              3.41%
    Highest contract charges          2.13%             6.18%              2.44%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.27%             6.15%              3.24%
    Highest contract charges          2.11%             4.73%              2.27%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.57%             3.14%              0.85%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT SMALL
 CAP GROWTH FUND
 2007  Lowest contract charges        1.14%               --              12.51%
    Highest contract charges          2.40%               --              11.12%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%               --              21.35%
    Highest contract charges          2.39%               --              19.84%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.12%               --              19.95%
    Highest contract charges          2.35%               --              18.96%
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT
 DISCOVERY FUND
 2007  Lowest contract charges        1.14%               --              20.93%
    Highest contract charges          2.33%               --              19.43%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%               --              13.33%
    Highest contract charges          2.10%               --              12.26%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.85%               --               6.66%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
WELLS FARGO ADVANTAGE VT
 SMALL/MID CAP VALUE FUND
 2007  Lowest contract charges        1.15%             0.02%             (1.83)%
    Highest contract charges          2.39%             0.02%             (3.05)%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%               --              14.40%
    Highest contract charges          2.37%               --              12.98%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.10%               --              11.89%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                         UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT
 OPPORTUNITY FUND
 2007  Lowest contract charges         31,397    $12.707062        $398,960
    Highest contract charges              573     12.463044           7,143
    Remaining contract charges         31,221            --         391,666
 2006  Lowest contract charges          5,142     12.054296          61,982
    Highest contract charges              573     11.911783           6,827
    Remaining contract charges          3,816            --          45,654
 2005  Lowest contract charges          2,207     10.837413          23,915
    Highest contract charges               --            --              --
    Remaining contract charges             --            --              --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
WELLS FARGO ADVANTAGE VT
 OPPORTUNITY FUND
 2007  Lowest contract charges        1.14%             0.74%              5.42%
    Highest contract charges          1.90%             0.60%              4.63%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.15%               --              10.94%
    Highest contract charges          1.90%               --              10.11%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.58%               --               4.94%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --

* This represents the annualized contract expenses of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.55% to 1.60% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from 0.05% to 0.20% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as MAV/EPB Death Benefit Charge, Principal First Charge, Principal First Preferred Charge, Optional Death Benefit Charge and Earnings Protection Benefit Charge. These deductions range from 0.15% to 0.75%.

    These charges are a reduction in unit values.

    The Company will also make deductions for Rider charges related to The Hartford's Income Foundation, The Hartford's Lifetime Income Builder, and The Hartford's Lifetime Income Builder II. The Company initially makes deductions of 0.30%, 0.40%, and 0.40%, respectively. The Company has the right to increase both the Lifetime Income Builder and Lifetime Income Builder II to a maximum charge of 0.75%.

    These charges are redemption of units.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are redemption of units.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT

FINANCIAL STATEMENTS -- STATUTORY BASIS

As of December 31, 2007 and 2006 and for the Years Ended December 31, 2007, 2006 and 2005
Supplemental Schedules
Year Ended December 31, 2007

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                    CONTENTS

                                                                       PAGE:
--------------------------------------------------------------------------------
Independent Auditors' Report                                            F-2
Financial Statements Statutory Basis:
  Admitted Assets, Liabilities and Surplus                              F-4
  Statements of Operations                                              F-5
  Statements of Changes in Capital and Surplus                          F-6
  Statements of Cash Flows                                              F-7
  Notes to Financial Statements                                         F-8
Supplementary Information
  Schedule I -- Selected Financial Data                                 F-28
  Schedule II -- Summary Investment Schedule                            F-31
  Schedule III -- Investment Risks Interrogatories                      F-32

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory-basis statements of admitted assets, liabilities, and surplus of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the three years ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 or 2006, or the results of its operations or its cash flows for the three years ended December 31, 2007.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the three years ended December 31, 2007, on the basis of accounting described in Note 2.

Our 2007 audit was conducted for the purpose of forming an opinion on the basic 2007 statutory-basis financial statements taken as a whole. The supplemental schedule of selected financial data, the summary investment schedule, and the schedule of investment risk interrogatories as of and for the year ended December 31, 2007 are presented for purposes of additional analysis and are not a required part of the basic 2007 statutory-basis financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audit of the basic 2007 statutory-basis financial statements. The effects on these schedules of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Accordingly, in our opinion, such schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the information shown therein. However, in our opinion, such schedules are fairly stated in all material respects when considered in relation to the basic 2007 statutory-basis financial statements taken as a whole.

As discussed in Note 2 to the financial statements, the Company received approval from the State of Connecticut Insurance Department to change from the continous CARVM to the curtate CARVM reserving methodology. The change resulted in a basis change which decreased reserves by $236 million and was reported as a direct increase to surplus.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

March 27, 2008

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    ADMITTED ASSETS, LIABILITIES AND SURPLUS
                               (STATUTORY BASIS)
                    (AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)

                                                AS OF DECEMBER 31,
                                             2007                 2006
--------------------------------------------------------------------------------
ADMITTED ASSETS
 Bonds                                      $5,605,630           $5,036,594
 Common and Preferred Stocks                   316,558              245,850
 Mortgage Loans                                350,528              160,595
 Real Estate                                    27,569               25,667
 Policy Loans                                  343,773              324,631
 Cash and Short-Term Investments               565,283              467,648
 Other Invested Assets                         629,835              245,454
                                        --------------       --------------
        TOTAL CASH AND INVESTED ASSETS       7,839,176            6,506,439
                                        --------------       --------------
 Investment Income Due and Accrued              77,351               66,244
 Federal Income Taxes Recoverable               24,162                   --
 Deferred Tax Asset                            145,516               91,537
 Other Assets                                  189,180              104,023
 Separate Account Assets                    81,072,392           76,317,895
                                        --------------       --------------
                 TOTAL ADMITTED ASSETS     $89,347,777          $83,086,138
                                        --------------       --------------
LIABILITIES
 Aggregate Reserves for Life and
  Accident and Health Policies              $5,976,074           $6,422,847
 Liability for Deposit Type Contracts           73,736               80,785
 Policy and Contract Claim Liabilities          31,281               32,635
 Asset Valuation Reserve                        46,855               41,544
 Payable to Parents, Subsidiaries or
  Affiliates                                    41,011               30,498
 Accrued Expense Allowances and Other
  Amounts Due From Separate Accounts        (2,471,367)          (2,438,731)
 Other Liabilities                           2,021,207              930,986
 Separate Account Liabilities               81,072,392           76,317,895
                                        --------------       --------------
                     TOTAL LIABILITIES      86,791,189           81,418,459
                                        --------------       --------------
CAPITAL AND SURPLUS
 Common Stock -- 3,000 Shares
  Authorized, 2,000 Shares Issued and
  Outstanding                                    2,500                2,500
 Gross Paid-In and Contributed Surplus       1,483,869            1,376,953
 Aggregate Write-Ins for Other Than
  Special Surplus Funds                        194,430                   --
 Unassigned Funds                              875,789              288,226
                                        --------------       --------------
             TOTAL CAPITAL AND SURPLUS       2,556,588            1,667,679
                                        --------------       --------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS     $89,347,777          $83,086,138
                                        --------------       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                          2007                 2006                2005
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
 Premiums and Annuity Considerations                                    $10,313,501           $9,842,305          $9,152,337
 Net Investment Income                                                      348,437              339,347             326,928
 Commissions and Expense Allowances on Reinsurance Ceded                    333,674               94,873              84,961
 Reserve Adjustment on Reinsurance Ceded                                 (1,710,405)          (1,659,418)         (1,552,540)
 Fee Income                                                               1,786,396            1,650,017           1,369,610
 Other Revenues                                                              83,752               15,635             107,757
                                                                     --------------       --------------       -------------
                                                     TOTAL REVENUES      11,155,355           10,282,759           9,489,053
                                                                     --------------       --------------       -------------
BENEFITS AND EXPENSES
 Death and Annuity Benefits                                                 341,654              280,782             265,994
 Disability and Other Benefits                                                7,588               18,311              14,118
 Surrenders and Other Fund Withdrawals                                    9,528,808            9,054,230           6,974,564
 Commissions                                                                962,917              864,564             783,178
 (Decrease) Increase in Aggregate Reserves for Life and Accident
  and Health Policies                                                       (70,821)             274,407             (11,074)
 General Insurance Expenses                                                 532,485              528,545             449,607
 Net Transfers (from) to Separate Accounts                                 (237,153)            (675,124)          1,192,568
 Modified Coinsurance Adjustment on Reinsurance Assumed                    (509,774)            (530,122)           (483,138)
 Other Expenses                                                             144,927               55,838              41,735
                                                                     --------------       --------------       -------------
                                        TOTAL BENEFITS AND EXPENSES      10,700,631            9,871,431           9,227,552
                                                                     --------------       --------------       -------------
 Net gain from operations before federal income tax expense                 454,724              411,328             261,501
 Federal income tax expense                                                  88,449               31,961              42,463
                                                                     --------------       --------------       -------------
                                           NET GAIN FROM OPERATIONS         366,275              379,367             219,038
                                                                     --------------       --------------       -------------
 Net realized capital (losses) gains, after tax                             (81,759)             (40,656)                 54
                                                                     --------------       --------------       -------------
                                                         NET INCOME        $284,516             $338,711            $219,092
                                                                     --------------       --------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                    (AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                           2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 3,000 SHARES AUTHORIZED, 2,000 SHARES
 ISSUED AND OUTSTANDING
 Balance, Beginning and End of Year                                           $2,500              $2,500              $2,500
                                                                       -------------       -------------       -------------
GROSS PAID-IN AND CONTRIBUTED SURPLUS,
 Beginning of Year                                                         1,376,953           1,371,883           1,371,883
 Capital Contribution                                                        106,916               5,070                  --
                                                                       -------------       -------------       -------------
                                                 BALANCE, END OF YEAR      1,483,869           1,376,953           1,371,883
                                                                       -------------       -------------       -------------
AGGREGATE WRITE-INS FOR OTHER THAN SPECIAL SURPLUS FUNDS
 Beginning of Year                                                                --                  --                  --
 Gain on Inforce Reinsurance                                                 194,430                  --                  --
                                                                       -------------       -------------       -------------
                                                 BALANCE, END OF YEAR        194,430                  --                  --
                                                                       -------------       -------------       -------------
UNASSIGNED FUNDS
 Balance, Beginning of Year                                                  288,226             115,883             (66,391)
 Net Income                                                                  284,516             338,711             219,092
 Change in Net Unrealized Capital Losses on Common Stocks and Other
  Invested Assets                                                            262,434             (35,674)             (7,075)
 Change in Net Unrealized Foreign Exchange Capital Losses                     (5,386)              2,957                (495)
 Change in Net Deferred Income Tax                                           (82,891)             30,476              82,268
 Change in Asset Valuation Reserve                                            (5,311)             (6,795)             (4,632)
 Change in Non-Admitted Assets                                               100,351             (42,153)           (106,914)
 Change in Reserve on Account of Change in Valuation Basis                   236,861                  --                  --
 Change in Liability for Reinsurance in Unauthorized Companies                  (198)               (179)                 30
 Correction of Reserves and Tax Liabilities                                    4,187                  --                  --
 Dividends to Stockholder                                                   (207,000)           (115,000)                 --
                                                                       -------------       -------------       -------------
                                                 BALANCE, END OF YEAR        875,789             288,226             115,883
                                                                       -------------       -------------       -------------
CAPITAL AND SURPLUS,
 End of year                                                              $2,556,588          $1,667,679          $1,490,266
                                                                       -------------       -------------       -------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                               2007                  2006                 2005
---------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Premiums and Annuity Considerations                           $10,306,169           $9,836,688           $9,145,844
 Net Investment Income                                         378,000               383,972              369,012
 Miscellaneous Income                                          493,502               98,373               1,909
                                                               ---                   ---                  ---
  Total Income                                                 11,177,671            10,319,033           9,516,765
                                                               ---                   ---                  ---
 Benefits Paid                                                 10,132,212            9,346,769            7,273,337
 Federal Income Tax Payments (Recoveries)                      71,171                (103,806)            71,607
 Net Transfers (from) to Separate Accounts                     (204,517)             (188,413)            1,240,273
 Other Expenses                                                332,141               1,011,284            826,693
                                                               ---                   ---                  ---
  Total Benefits and Expenses                                  10,331,007            10,065,834           9,411,910
                                                               ---                   ---                  ---
                    NET CASH PROVIDED BY OPERATING ACTIVITIES  846,664               253,199              104,855
                                                               ---                   ---                  ---
INVESTING ACTIVITIES
 PROCEEDS FROM INVESTMENTS SOLD AND MATURED
 Bonds                                                         1,526,875             1,959,478            2,572,479
 Common and Preferred Stocks                                   149,356               24,070                --
 Mortgage Loans                                                63,357                8,746                11,039
 Other                                                         (32,175)              (16,109)             50,196
                                                               ---                   ---                  ---
  Total Investment Proceeds                                    1,707,413             1,976,185            2,633,714
                                                               ---                   ---                  ---
 COST OF INVESTMENTS ACQUIRED
 Bonds                                                         2,269,295             1,682,961            2,708,647
 Common and Preferred Stocks                                   214,967               140,727              13,467
 Mortgage Loans                                                253,365               70,991               40,175
 Real Estate                                                   2,781                 1,125                116
 Other                                                         384,420               109,533              134,301
                                                               ---                   ---                  ---
  Total Investments Acquired                                   3,124,828             2,005,337            2,896,706
                                                               ---                   ---                  ---
 Net Increase in Policy Loans                                  19,142                720                  13,391
                                                               ---                   ---                  ---
                       NET CASH USED FOR INVESTING ACTIVITIES  (1,436,557)           (29,872)             (276,383)
                                                               ---                   ---                  ---
FINANCING AND MISCELLANEOUS ACTIVITIES
 Capital Contribution                                          100,000                --                   --
 Dividends to Stockholder                                      (57,726)              (115,000)             --
 Funds Held Under Reinsurance Treaties with Unauthorized
  Reinsurers                                                   646,001                --                   --
 Net Other Cash (Used) Provided                                (747)                 13,463               85,968
                                                               ---                   ---                  ---
                NET CASH PROVIDED BY (USED FOR) FINANCING AND
                                     MISCELLANEOUS ACTIVITIES  687,528               (101,537)            85,968
                                                               ---                   ---                  ---
 Net Increase (Decrease) in Cash and Short-Term Investments    97,635                121,790              (85,560)
 Cash and Short-Term Investments, Beginning of Year            467,648               345,858              431,418
                                                               ---                   ---                  ---
                 CASH AND SHORT-TERM INVESTMENTS, END OF YEAR  $565,283              $467,648             $345,858
                                                               ---                   ---                  ---
Note: Supplemental disclosures of cash flow information for
 non-cash transactions:
 Capital contribution from parent to settle intercompany
  balances related to stock compensation                       6,916                 5,070                 --
 Dividend of Assets to Affiliate Champlain Life Reinsurance
  Company                                                      149,274                --                   --

                       SEE NOTES TO FINANCIAL STATEMENTS.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
(IN THOUSANDS)

--------------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

Hartford Life and Annuity Insurance Company (the "Company") is a wholly-owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford").

The Company offers a complete line of fixed and variable annuities, as well as variable, universal and traditional individual life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The accompanying statutory basis financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Connecticut Department of Insurance ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under State of Connecticut Insurance Law. The National Association of Insurance Commissioners' Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by Connecticut. A difference prescribed by Connecticut state law, allows the Company to obtain a reinsurance reserve credit for a reinsurance treaty which provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life and accident and health policies, evaluation of other-than-temporary impairments and valuation of derivatives. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Certain reclassifications have been made to prior year financial information to conform to current year presentation.

STATUTORY ACCOUNTING VERSUS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP")

Statutory accounting principles and GAAP differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements which are charged to expense when incurred for statutory purposes rather than capitalized and amortized on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC, which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

(4) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the admitted assets, liabilities and surplus statement for statutory purposes by directly charging surplus;

(5) the calculation of post-retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(6) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(7) the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(8) the reporting of fixed maturities at amortized cost for NAIC classes 1-5 and the lower of amortized cost or fair value for NAIC class 6 for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity,

(9) for statutory purposes separate account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis admitted assets, liabilities and surplus statement, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities must meet specific conditions to qualify as a separate account asset or liability. Amounts reported for separate accounts assets and liabilities are based upon the fair value of the underlying assets;

(10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

(11) deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences and are charged as a component of net income;

(12) comprehensive income and its components are not presented in statutory financial statements;

(13) for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP accounting derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder's Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

(14) embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted and reported separately.

As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                                                           2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
GAAP Net Income                                                             $348,883            $312,900            $288,133
Deferral and amortization of policy acquisition costs, net                  (583,420)            (69,341)           (252,771)
Change in unearned revenue reserve                                           205,884             120,820             120,513
Deferred taxes                                                                76,671             (57,573)            (63,142)
Separate account expense allowance                                           382,281             143,649              25,180
Benefit reserve adjustment                                                  (328,431)            (91,421)             73,673
Prepaid reinsurance adjustment                                                 3,703                 615              (1,861)
Sales inducements                                                            (30,167)            (21,576)            (32,256)
Derivatives                                                                  263,627              60,110            (211,904)
Other, net                                                                   (54,515)            (59,472)            273,527
                                                                       -------------       -------------       -------------
                                                 STATUTORY NET INCOME       $284,516            $338,711            $219,092
                                                                       -------------       -------------       -------------
GAAP Stockholder's Equity                                                 $4,153,194          $3,916,947          $3,672,466
Deferred policy acquisition costs                                         (5,187,834)         (4,583,199)         (4,508,206)
Unearned revenue reserve                                                     861,421             648,448             524,372
Deferred taxes                                                               475,659             383,837             383,486
Separate account expense allowance                                         2,473,554           2,089,536           1,946,328
Unrealized gains on investments                                               56,340            (117,113)            (46,341)
Benefit reserve adjustment                                                   (44,469)           (274,921)            (46,363)
Asset valuation reserve                                                      (46,855)            (41,544)            (34,749)
Interest maintenance reserve                                                      --                  --             (17,845)
Prepaid reinsurance premium                                                  (40,877)            (33,931)            (27,377)
Goodwill                                                                    (170,100)           (170,100)           (170,100)
Reinsurance ceded                                                               (569)           (200,371)           (200,192)
Other, net                                                                    27,124              50,090              14,787
                                                                       -------------       -------------       -------------
                                        STATUTORY CAPITAL AND SURPLUS     $2,556,588          $1,667,679          $1,490,266
                                                                       -------------       -------------       -------------

AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT TYPE CONTRACTS

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.25% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.50% to 9.50% and using the Commissioner's Annuity Reserve Valuation Method ("CARVM").

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

During 2007, the State of Connecticut Insurance Department approved changes to certain reserving methodologies. The reserve valuation basis for variable annuities was changed from "continuous" CARVM to "curtate" CARVM. The change resulted in a basis change which lowered reserves by $236,861 and was reported as a direct increase to surplus.

As of December 31, 2007 and 2006, the Company had $10,136,370 and $8,037,610,
respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2007 and 2006 totaled $31,284 and $22,702, respectively.

The Company has established separate accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's general account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the statutory basis statements of operations.

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2007 (including general and separate account liabilities) are as follows

                                                                       % OF
SUBJECT TO DISCRETIONARY WITHDRAWAL:                   AMOUNT         TOTAL
--------------------------------------------------------------------------------
With market value adjustment:
 In a lump sum reflecting changes in interest
  rates or asset values                                    $1,367      0.00%
 In installments over 5 years or more, with or
  w/o reduction in interest rates                              --      0.00%
At book value, less current surrender charge of
 5% or more                                               783,940      1.01%
At market value                                        74,427,327     95.67%
                                                   --------------  --------
         TOTAL WITH ADJUSTMENT OR AT MARKET VALUE      75,212,634     96.68%
                                                   --------------  --------
At book value without adjustment (minimal or no
 charge or adjustment):
 In a lump sum without adjustment                         315,526      0.41%
 Installments over less than 5 years                           --      0.00%
 In a lump sum subject to a fixed surrender
  charge of less than 5%                                1,918,148      2.47%
 In a lump sum subject to a surrender charge                   --      0.00%
 All others                                                    --      0.00%
Not subject to discretionary withdrawal                   346,876      0.45%
                                                   --------------  --------
                                     TOTAL, GROSS      77,793,184    100.00%
Reinsurance ceded                                              --      0.00%
                                                   --------------  --------
                                       TOTAL, NET    $ 77,793,184    100.00%
                                                   --------------  --------
Reconciliation of total annuity actuarial
 reserves and deposit fund liabilities:
Life and Accident & Health Annual Statement:
 Exhibit 5, Annuities Section, Total (net)             $3,167,850
 Exhibit 5, Supplementary Contract Section, Total
  (net)                                                     5,215
 Exhibit 7, Deposit-Type Contracts Section,
  Column 1, Line 14                                        73,736
                                                   --------------
 Subtotal                                               3,246,802
Separate Account Annual Statement
 Exhibit 3, Column 2, Line 0299999                     74,546,383
 Exhibit 3, Column 2, Line 0399999                             --
 Policyholder dividend and coupon accumulations                --
 Policyholder premiums                                         --
 Guaranteed interest contracts                                 --
 Other contract deposit funds                                  --

INVESTMENTS

Investments in bonds are carried at amortized cost except for those securities that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO"), which are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value. Unaffiliated common stocks are carried at fair value with the change in the difference from cost recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or NAIC market values depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Investments in common and preferred stocks of subsidiaries and affiliates of the Company are carried in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88) based on their underlying equity generally adjusted to a statutory basis. Mortgage loans on real estate are stated at the outstanding principal balance. Policy loans are carried at outstanding balance, which approximates fair value.

Interest income on bonds and mortgage loans is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments. The new effective yields used for fixed rate and variable rate loan-backed securities are recalculated on a retrospective and prospective basis, respectively. The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on interest only securities is determined using the prospective method.

Prepayment fees on bonds and mortgage loans are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For bond investments, other than loan-backed securities, that have had an other-than-temporary impairment loss, income is earned on the effective yield method based upon the new cost basis and the amount and timing of future estimated cash flows.

Due and accrued investment income amounts over 90 days past due are non-admitted. There was no investment income due and accrued excluded from surplus at December 31, 2007 and 2006.

Net realized gains and losses from investment sales are determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $46,855 and $41,544 as of December 31, 2007, 2006 respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold. The IMR balances as of December 31, 2007 and 2006 were $(10,988), and $(525) respectively. The 2007 and 2006 IMR balances were asset balances and were reflected as a component of non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. The net capital losses captured in the IMR, net of taxes, in 2007, 2006 and 2005 were $(10,549), $(15,707) and $(2,530), respectively. The amount of (expense) or income amortized from the IMR net of taxes in 2007, 2006 and 2005 included in the Company's Statements of Operations, was $(86), $2,664 and $7,879, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statement of Operations.

The Company's accounting policy requires that a decline in the value of a bond or equity security, that is not subject to SSAP No. 43 (Loan-backed and Structured Securities), below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for further other-than-temporary impairments on an ongoing basis.

Additionally, for certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update their best estimate of cash flows over the life of the security. If management determines that the estimated undiscounted cash flows of a security are less than its amortized cost then an other-than-temporary impairment charge is recognized equal to the difference between the amortized cost and estimated undiscounted cash flows of the security. The estimated undiscounted cash flows of the impaired investment become its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Net realized capital losses resulting from write-downs for other-than-temporary impairments on corporate and asset-backed fixed maturities was $560, $0 and $2,219 for the years ended December 31, 2007, 2006 and 2005. Net realized capital losses resulting from write-downs for other-than-temporary impairments on equities was $1,664, $0 and $0 for the years ended December 31, 2007, 2006 and 2005, respectively.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses. The Company does not have a valuation reserve as of December 31, 2007, 2006 and 2005, respectively.

The Company may at any time use derivative instruments, including swaps, caps, floors, options, futures and forwards. On the date the derivative contract is entered into, the Company designates the derivative as being held for hedging (fair value, cash flow, or net investment in a foreign operation), replication, income generation, or other investment and/or risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting under Statement of Statutory Accounting Principles ("SSAP") No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions". The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan required by the State of Connecticut insurance department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the item hedged. Typically, cost paid or consideration received at inception of a contract is reported on the Statements of Admitted Assets, Liabilities and Surplus as an asset or liability, respectively, and amortized through net investment income over the term of the hedged item. Periodic cash flows and accruals of income/expense are recorded in a manner consistent with the hedged item. Upon termination of the derivative, any gain or loss is adjusted into the basis of the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the Statement of Admitted Assets, Liabilities and Surplus as a derivative asset or liability, respectively, and amortized through net investment income over the term of the derivative. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recorded as a realized capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the Statement of Admitted Assets, Liabilities and Surplus as a derivative liability and amortized through net investment income over the term of the derivative. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as realized capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the Statement of Admitted Assets, Liabilities and Surplus at fair value and the changes in fair value are recorded in capital and surplus as unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income.

ADOPTION OF ACCOUNTING STANDARDS

SSAP NO. 97 -- INVESTMENTS IN SUBSIDIARY, CONTROLLED AND AFFILIATED ENTITIES (SSAP No. 97), was issued by the Statutory Accounting Issues Working Group of the NAIC's Accounting Practice and Procedures Task force during 2007. SSAP No. 97 defines the appropriate valuation for subsidiaries and affiliates of insurance companies. It was effective on January 1, 2008, and did not have a material impact on the Company's financial statements.

3. INVESTMENTS:

For the years ended December 31,

(A) COMPONENTS OF NET INVESTMENT INCOME

                                               2007         2006        2005
--------------------------------------------------------------------------------
Interest income from bonds and short-term
 investments                                   $335,302    $306,123     $301,532
Interest income from policy loans                21,532      21,199       22,418
Interest income from mortgage loans              17,414       9,591        4,933
Interest and dividends from other
 investments                                      9,101       9,577        4,968
                                            -----------  ----------  -----------
Gross investment income                         383,349     346,490      333,851
Less: investment expenses                        34,912       7,143        6,923
                                            -----------  ----------  -----------
                     NET INVESTMENT INCOME     $348,437    $339,347     $326,928
                                            -----------  ----------  -----------

(B) COMPONENTS OF NET UNREALIZED CAPITAL LOSSES ON BONDS

                                 2007             2006             2005
--------------------------------------------------------------------------------
Gross unrealized capital
 gains                            $86,420         $95,839          $108,881
Gross unrealized capital
 losses                          (152,307)        (62,923)          (67,624)
                              -----------       ---------       -----------
Net unrealized capital
 (losses) gains                   (65,887)         32,916            41,257
Balance, beginning of year         32,916          41,257           221,650
                              -----------       ---------       -----------
    CHANGE IN NET UNREALIZED
     CAPITAL LOSSES ON BONDS
  AND SHORT-TERM INVESTMENTS     $(98,803)        $(8,341)        $(180,393)
                              -----------       ---------       -----------

(C) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON STOCKS AND PREFERRED STOCKS

                                    2007            2006            2005
--------------------------------------------------------------------------------
Gross unrealized capital gains       $1,751          $3,778          $1,002
Gross unrealized capital losses     (56,041)        (36,376)        (31,971)
                                  ---------       ---------       ---------
Net unrealized capital losses       (54,290)        (32,598)        (30,969)
Balance, beginning of year          (32,598)        (30,969)        (30,975)
                                  ---------       ---------       ---------
CHANGE IN NET UNREALIZED CAPITAL
 (LOSSES) GAINS ON COMMON STOCKS
            AND PREFERRED STOCKS   $(21,692)        $(1,629)             $6
                                  ---------       ---------       ---------

(D) COMPONENTS OF NET REALIZED CAPITAL (LOSSES) GAINS

                                     2007            2006            2005
--------------------------------------------------------------------------------
Bonds and short-term investments    $(13,496)       $(19,176)         $(912)
Common stocks                            (11)             43             --
Preferred stocks                      (2,546)           (502)            --
Other invested assets                (72,007)        (40,976)        (7,003)
                                   ---------       ---------       --------
Realized capital losses              (88,060)        (60,611)        (7,915)
Capital gains tax benefit              4,248          (4,248)        (5,439)
                                   ---------       ---------       --------
Net realized capital losses,
 after tax                           (92,308)        (56,363)        (2,476)
Less: amounts transferred to IMR     (10,549)        (15,707)        (2,530)
                                   ---------       ---------       --------
    NET REALIZED CAPITAL (LOSSES)
                 GAINS, AFTER TAX   $(81,759)       $(40,665)           $54
                                   ---------       ---------       --------

For the years ended December 31, 2007, 2006 and 2005, sales of unaffiliated bonds and short-term investments resulted in proceeds of $1,478,584, $1,771,232 and $2,440,767, gross realized capital gains of $13,287, $9,836 and $18,351, and gross realized capital losses of $26,224, $29,012 and $19,087 respectively, before transfers to the IMR.

For the years ended December 31, 2007, 2006 and 2005, sales of common and preferred stocks resulted in proceeds of $149,356, $24,070 and $0, gross realized capital gains of $62, $43 and $0, and gross realized capital losses of $955, $502 and $0, respectively.

(E) INVESTMENTS -- DERIVATIVE INSTRUMENTS

OVERVIEW

The Company may at any time use derivative instruments, including swaps, caps, floors, options, forwards and futures, in order to achieve one of four Company approved objectives: to hedge risk arising from interest rate, price, credit spread including issuer default, equity market, or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into income generation or replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), income generation, replication, or held for other investment and/or risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions". The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan required by the State of Connecticut insurance department.

Interest rate swaps, index and total return swaps, and volatility swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using the agreed upon rates, indices, or other financial variables, and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the issuer.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike rate or falls below the floor strike rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception, and no principal payments are exchanged.

Forward contracts are customized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, in return for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

STRATEGIES

The notional value, fair value and carrying value of derivative instruments used during the year are disclosed in the strategy discussion below. During the years 2007 and 2006, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation, fair value hedges, or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. Notional amounts pertaining to derivative instruments held at December 31, 2007 and 2006, were $17,006,125 and $8,246,014, respectively. The fair value of derivative instruments is based upon widely accepted pricing valuation models which utilize independent third party data as inputs or independent broker quotations. The fair value of derivative instruments held at December 31, 2007 and 2006, were $472,283 and $212,798, respectively. As of December 31, 2007 and 2006, the average fair value for derivatives held for other investment and/or risk management activities was $314,434 and $169,198, respectively. As of December 31, 2007 and 2006, the carrying value of derivative instruments was $466,251 and $235,338, respectively. During the reporting period, the Company did not have any gains or losses recognized in unrealized gains or losses due to either a component of derivative gains or losses excluded from hedge effectiveness or due to derivatives no longer qualifying for hedge accounting.

CASH-FLOW HEDGES

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rate cash flows. The Company did not hedge forecasted transactions other than the interest payments on floating-rate securities. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period. As of December 31, 2007 and 2006, interest rate swaps used in cash flow hedge relationships had a notional value of $150,000 and $195,000, respectively, a fair value of $(341) and $(2,860), respectively, and a carrying value of $0.

Foreign currency swaps: Foreign currency swaps are used to convert foreign denominated cash flows associated with certain foreign denominated fixed maturity investments to U.S. dollars. The foreign fixed maturities are primarily denominated in Euros and are hedged to minimize cash flow fluctuations due to changes in currency rates. As of December 31, 2007 and 2006, foreign currency swaps used in cash flow hedge relationships had a notional value of $192,393 and $159,723, respectively, a fair value of $(23,535) and $(19,605), respectively, and a carrying value of $(29,875) and $0, respectively.

REPLICATION TRANSACTIONS

Credit Default Swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit default swaps used in replication transactions had a notional value at December 31, 2007 and 2006, of $7,500, a fair value of $33 and $(75), respectively, and a carrying value of $0.

OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

Interest rate caps and swaptions: The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company's loss in a rising interest rate environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company's competitiveness and reducing the policyholder's incentive to surrender. As of December 31, 2007 and 2006, interest rate caps and swaptions used to mitigate risk in a rising interest rate environment had a notional value of $580,767 and $1,054,077, respectively, a fair value of $2,435 and $2,594, respectively, and a carrying value of $2,435 and $2,594, respectively. For the years ended December 31, 2007 and 2006, derivative contracts in this strategy reported a loss of $(6,239) and $(235), respectively, in realized capital gains and losses. During the year 2005, there were no realized gains and losses.

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index, or asset pool. As of December 31, 2007 and 2006, credit default swaps had a notional value of $447,700 and $88,000, respectively, a fair value of $3,597 and $(379), respectively, and a carrying value of $3,597 and $(379), respectively. For the years ended December 31, 2007, 2006 and 2005, credit derivatives reported a gain of $1,453, a loss of $(19) and a gain of $641, respectively, in realized capital gains and losses.

Futures contracts, equity index options, total return index, and interest rate swap contracts: The Company enters into interest rate futures, S&P 500 and NASDAQ index futures contracts and put and call options, as well as interest rate, total return Europe, Australasia, and Far East ("EAFE") and equity volatility and dividend swap contracts to hedge exposure to the volatility associated with the portion of the guaranteed minimum withdrawal benefit ("GMWB") liabilities which are not reinsured and to periodically hedge anticipated GMWB new business. In 2007, the Company entered into a customized swap contract to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. As of December 31, 2007 and 2006, derivative contracts in this strategy had a notional value of $14,946,569 and $5,708,864, respectively, a fair value of $495,575 and $235,076, respectively, and a carrying value of $495,575 and $235,076, respectively. For the years ended December 31, 2007, 2006 and 2005, derivative contracts in this strategy reported a loss of $(48,528), $(25,898) and $(753), respectively, in realized capital gains and losses.

Interest rate swaps: The Company enters into interest rates swaps to terminate existing swaps in hedging relationships, and thereby offsetting the changes in value in the original swap. In addition, interest rate swaps are used to manage duration risk between assets and liabilities. As of December 31, 2007 and 2006, interest rate swaps had a notional value of $636,500 and $616,500, respectively, a fair value of $(1,777) and $(2,941), respectively, and a carrying value of $(1,777) and $(2,941), respectively. For the years ended December 31, 2007 and 2006, derivative contracts in this strategy reported a gain of $447 and $772, respectively, in realized capital gains and losses. During the year 2005, there were no realized gains and losses.

Equity index options: The Company purchases S&P 500 options contracts to economically hedge the statutory reserve impact due to a decline in the equity markets. As of December 31, 2007 and 2006, derivative contracts in this strategy had a notional value $0 and $375,850, respectively, a fair value of $0 and $1,271, respectively, and a carrying value of $0 and $1,271, respectively. For the years ended December 31, 2007 and 2006, derivative contracts in this strategy reported a loss of $(16,876) and $(6,573), respectively, in realized capital gains and losses. During the year 2005, there were no realized gains and losses.

Foreign currency swaps: The Company enters into foreign currency swaps to hedge the foreign currency exposures in certain of its foreign fixed maturity investments. As of December 31, 2007 and 2006, foreign currency swaps had a notional value of $44,196 and $40,000, respectively, a fair value of $(3,756) and $(283), respectively, and a carrying value of $(3,756) and $(283), respectively. For the years ended December 31, 2007, 2006 and 2005, derivative contracts in this strategy reported a gain of $559, a loss of $(805) and $(1,788), respectively, in realized capital gains and losses.

Warrants: During 2003, the Company received warrant contracts as part of a reinsurance treaty settlement. As of December 31, 2007 and 2006, the warrants had a notional value of $500, a fair value of $52 and $0, respectively, and a carrying value of $52 and $0, respectively. There were no realized gains and losses during the years 2007, 2006 and 2005.

CREDIT RISK

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10,000. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts and currency forward contracts, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

(F) CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's capital and surplus other than U.S. government, certain U.S. government agencies and short term investment pool as of December 31, 2007 and 2006.

(G) BONDS, SHORT-TERM INVESTMENTS, COMMON STOCKS AND PREFERRED STOCKS

                                                                                 DECEMBER 31, 2007
                                                                              GROSS                 GROSS             ESTIMATED
                                                     STATEMENT             UNREALIZED             UNREALIZED            FAIR
                                                       VALUE                  GAINS                 LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
U.S. government and government agencies and
 authorities:
 -- Guaranteed and sponsored                             $21,766                 $489                    $ --             $22,255
 -- Guaranteed and sponsored -- asset-backed             610,221                8,476                  (3,611)            615,086
States, municipalities and political subdivisions         36,155                   --                  (1,693)             34,462
International governments                                 16,739                  439                    (102)             17,076
Public utilities                                         467,158                3,364                 (11,666)            458,856
All other corporate -- excluding asset-backed          2,156,711               47,235                 (40,854)          2,163,092
All other corporate -- asset-backed                    2,296,880               26,417                 (94,381)          2,228,916
Short-term investments                                   476,505                   --                      --             476,505
                                                   -------------            ---------            ------------       -------------
           TOTAL BONDS AND SHORT-TERM INVESTMENTS     $6,082,135              $86,420               $(152,307)         $6,016,248
                                                   -------------            ---------            ------------       -------------

                                                                                 DECEMBER 31, 2007
                                                                              GROSS                 GROSS             ESTIMATED
                                                                           UNREALIZED             UNREALIZED            FAIR
                                                       COST                   GAINS                 LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Common stock -- unaffiliated                              $6,662               $1,425                     $(3)             $8,084
Common stock -- affiliated                                36,884                   --                 (30,221)              6,663
                                                   -------------            ---------            ------------       -------------
                              TOTAL COMMON STOCKS        $43,546               $1,425                $(30,224)            $14,747
                                                   -------------            ---------            ------------       -------------

                                                                                 DECEMBER 31, 2007
                                                                              GROSS                 GROSS             ESTIMATED
                                                     STATEMENT             UNREALIZED             UNREALIZED            FAIR
                                                       VALUE                  GAINS                 LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
Preferred stock -- unaffiliated                         $301,811                 $326                $(25,817)           $276,320
                                                   -------------            ---------            ------------       -------------
                           TOTAL PREFERRED STOCKS       $301,811                 $326                $(25,817)           $276,320
                                                   -------------            ---------            ------------       -------------

                                                                                 DECEMBER 31, 2006
                                                                              GROSS                 GROSS             ESTIMATED
                                                     STATEMENT             UNREALIZED             UNREALIZED            FAIR
                                                       VALUE                  GAINS                 LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
U.S. government and government agencies and
 authorities:
 -- Guaranteed and sponsored                             $24,639                   $2                   $(172)            $24,469
 -- Guaranteed and sponsored -- asset-backed             669,419                5,876                  (7,797)            667,498
States, municipalities and political subdivisions         36,164                   --                  (1,267)             34,897
International governments                                 37,345                1,704                    (447)             38,602
Public utilities                                         450,849                7,852                  (8,749)            449,952
All other corporate -- excluding asset-backed          2,118,796               56,768                 (29,167)          2,146,397
All other corporate -- asset-backed                    1,672,157               23,637                 (15,324)          1,680,470
Short-term investments                                   395,954                   --                      --             395,954
Parents, subsidiaries and affiliates                      27,225                   --                      --              27,225
                                                   -------------            ---------            ------------       -------------
           TOTAL BONDS AND SHORT-TERM INVESTMENTS     $5,432,548              $95,839                $(62,923)         $5,465,464
                                                   -------------            ---------            ------------       -------------

                                                                                 DECEMBER 31, 2006
                                                                              GROSS                 GROSS             ESTIMATED
                                                                           UNREALIZED             UNREALIZED            FAIR
                                                       COST                   GAINS                 LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Common stock -- unaffiliated                              $5,922               $1,448                     $(9)             $7,361
Common stock -- affiliated                                36,884                   --                 (31,069)              5,815
                                                   -------------            ---------            ------------       -------------
                              TOTAL COMMON STOCKS        $42,806               $1,448                $(31,078)            $13,176
                                                   -------------            ---------            ------------       -------------

                                                                                 DECEMBER 31, 2006
                                                                              GROSS                 GROSS             ESTIMATED
                                                     STATEMENT             UNREALIZED             UNREALIZED            FAIR
                                                       VALUE                  GAINS                 LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
Preferred stock -- unaffiliated                         $232,674               $2,330                 $(5,298  )         $229,706
                                                   -------------            ---------            ------------  ---  -------------
                           TOTAL PREFERRED STOCKS       $232,674               $2,330                 $(5,298  )         $229,706
                                                   -------------            ---------            ------------  ---  -------------

The statement value and estimated fair value of bonds at December 31, 2007 by estimated maturity year are shown below. Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                                       STATEMENT     ESTIMATED
                                                         VALUE       FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
Due in one year or less                                   $794,682      $790,941
Due after one year through five years                    1,960,800     1,937,752
Due after five years through ten years                   2,005,158     1,981,594
Due after ten years                                      1,321,495     1,305,961
                                                      ------------  ------------
                                               TOTAL    $6,082,135    $6,016,248
                                                      ------------  ------------

At December 31, 2007 and 2006, securities with a statement value of $3,805 and $3,509, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

(H) MORTGAGE LOANS

The maximum and minimum lending rates for the Company's mortgage loans outstanding were 9.38% and 5.26% during 2007 and 2006. During 2007 and 2006, the Company did not reduce interest rates on any outstanding mortgage loans. For loans held at December 31, 2007 and 2006, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 79.23%. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2007 and 2006, the Company did not hold mortgages with interest more than 180 days past due. There were no impaired mortgage loans as of December 31, 2007 and 2006.

(I) RESTRUCTURED DEBT IN WHICH THE COMPANY IS A CREDITOR

The Company did not have investments in restructured loans as of December 31, 2007, 2006 and 2005.

(J) FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                                              2007                             2006
                                                                  STATEMENT          ESTIMATED     STATEMENT          ESTIMATED
                                                                    VALUE            FAIR VALUE      VALUE            FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
ADMITTED ASSETS
 Bonds and short-term investments                                  $6,082,135          6,016,248    $5,432,548          5,465,464
 Preferred stocks                                                     301,811            276,320       232,674            229,706
 Common stocks                                                         14,747             14,747        13,176             13,176
 Mortgage loans                                                       350,528            351,604       160,595            159,537
 Derivative related assets (1)                                        473,685            479,381       244,422            244,422
 Policy loans                                                         343,773            343,773       324,631            324,631
 Other invested assets                                                183,719            183,719        26,759             26,759
LIABILITIES
 Liability for deposit type contracts                                 $73,736            $73,736       $80,785            $80,785
 Derivative related liabilities (1)                                     7,434              6,790         9,084              9,084
                                                                 ------------       ------------  ------------       ------------

(1) Included derivatives held for other investment and risk management activities as of December 31, 2007 and 2006, with a fair value asset position of $490,565 and $244,422, respectively, and a liability position of $5,561 and $9,084, respectively. Excludes derivative contracts that receive hedge accounting and have a zero statement value at December 31, 2007 and 2006. These derivatives are not reported on the balance sheet and have a fair value as of December 31, 2007 and 2006, of $(308) and ($22,540), respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments: the fair value for bonds, preferred stocks and common stocks are published by the NAIC or are determined by independent third party pricing service market quotations, independent broker quotations, or pricing matrices that use data provided by external sources; the amortized cost of short-term investments approximate fair value; the fair values of mortgage loans are estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans; policy loans carrying amounts approximate fair value; the fair value of derivative instruments is based upon either independent market quotations for exchange traded derivative contracts and independent third party pricing sources or pricing valuation models which utilize independent third party data as inputs; and the fair value of liabilities on deposit funds and other benefits is determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

(K) SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's investment portfolio to qualifying third parties, via a lending agent. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2007 and 2006, the statement value of the loaned securities was approximately $388,666 and $75,823, respectively, and was included in bonds in the Statements of Admitted Assets, Liabilities and Surplus. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $489, $192 and $159 for the years ended December 31, 2007, 2006 and 2005, respectively, which was included in net investment income.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2007 and 2006, collateral pledged of $10,939 and $7,889, respectively, was included in bonds, on the Statements of Admitted Assets, Liabilities and Surplus.

As of December 31, 2007 and 2006, the Company had accepted collateral relating to the securities lending program and derivative instruments consisting of cash, U.S. Government and U.S. Government agency securities with a statement value of $799,664 and $217,287, respectively. At December 31, 2007 and 2006, cash collateral of $667,016 and $172,047, respectively, was invested and recorded in the Statements of Admitted Assets, Liabilities and Surplus in bonds and cash and short-term investments securities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2007 and 2006. As of December 31, 2007 and 2006, all collateral accepted was held in separate custodial accounts.

(1) SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see Note No. 2, Summary of Significant Accounting Policies. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2007 and 2006.

The following table presents cost or statement value, fair value, and unrealized losses for the Company's bonds and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

                                       LESS THAN 12 MONTHS                        12 MONTHS OR MORE
                           AMORTIZED          FAIR          UNREALIZED        AMORTIZED          FAIR
                             COST             VALUE           LOSSES            COST             VALUE
---------------------------------------------------------------------------------------------------------
U.S. Gov't and Gov't
 agencies & authorities
 -- guaranteed &
  sponsored               $ --                    $ --             $ --             $110             $110
 -- guaranteed &
  sponsored - -
   asset-backed                44,618           44,107             (511)         190,627          187,527
States, municipalities &
 political subdivisions        35,000           33,354           (1,646)           1,155            1,108
International
 Governments                       --               --               --           14,074           13,972
Public utilities              172,959          166,639           (6,320)         111,623          106,277
All other corporate
 including international      627,727          609,966          (17,761)         477,236          454,143
All other
 corporate-asset-backed     1,053,508          974,477          (79,031)         475,498          460,148
                          -----------      -----------      -----------      -----------      -----------
  TOTAL FIXED MATURITIES    1,933,812        1,828,543         (105,269)       1,270,323        1,223,285
Common stock --
 unaffiliated                      --               --               --                3               --
Common stock --
 affiliated                        --               --               --           36,884            6,663
Preferred stock --
 unaffiliated                 207,806          188,684          (19,122)          69,480           62,785
                          -----------      -----------      -----------      -----------      -----------
            TOTAL EQUITY      207,806          188,684          (19,122)         106,367           69,448
                          -----------      -----------      -----------      -----------      -----------
        TOTAL SECURITIES   $2,141,618       $2,017,227        $(124,391)      $1,376,690       $1,292,733
                          -----------      -----------      -----------      -----------      -----------

                            12 MONTHS OR MORE                         TOTAL
                                  UNREALIZED       AMORTIZED          FAIR          UNREALIZED
                                    LOSSES           COST             VALUE           LOSSES
------------------------  -------------------------------------------------------------------------
U.S. Gov't and Gov't
 agencies & authorities
 -- guaranteed &
  sponsored                             $ --             $110             $110             $ --
 -- guaranteed &
  sponsored - -
   asset-backed                       (3,100)         235,245          231,634           (3,611)
States, municipalities &
 political subdivisions                  (47)          36,155           34,462           (1,693)
International
 Governments                            (102)          14,074           13,972             (102)
Public utilities                      (5,346)         284,582          272,916          (11,666)
All other corporate
 including international             (23,093)       1,104,963        1,064,109          (40,854)
All other
 corporate-asset-backed              (15,350)       1,529,006        1,434,625          (94,381)
                                  ----------      -----------      -----------      -----------
  TOTAL FIXED MATURITIES             (47,038)       3,204,135        3,051,828         (152,307)
Common stock --
 unaffiliated                             (3)               3               --               (3)
Common stock --
 affiliated                          (30,221)          36,884            6,663          (30,221)
Preferred stock --
 unaffiliated                         (6,695)         277,286          251,469          (25,817)
                                  ----------      -----------      -----------      -----------
            TOTAL EQUITY             (36,919)         314,173          258,132          (56,041)
                                  ----------      -----------      -----------      -----------
        TOTAL SECURITIES            $(83,957)      $3,518,308       $3,309,960        $(208,348)
                                  ----------      -----------      -----------      -----------

The following discussion refers to the data presented in the table above, excluding affiliated common stock. The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain items non-admitted for U.S. Statutory rules if applicable. The Company does not have any current plans to dispose of this investment.

As of December 31, 2007, fixed maturities, comprised of approximately 590 securities, accounted for approximately 86% of the Company's total unrealized loss amount. The remaining 14% primarily consisted of non-redeemable preferred stock in the financial services sector, the majority of which were in an unrealized loss position for less than twelve months. There were no fixed maturities or equity securities as of December 31, 2007, with a fair value less than 80% of the security's amortized cost for more than six continuous months other than certain asset backed securities ("ABS") and collateralized mortgage backed securities ("CMBS") accounted for under SSAP No. 43. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2007 that were deemed to be other-than-temporarily impaired.

Fixed maturity securities in an unrealized loss position for less than twelve months were comprised of approximately 245 securities. The majority of these securities are investment grade fixed maturities depressed due to changes in credit spreads from the date of purchase. As of December 31, 2007, 85% were securities priced at or greater than 85% of amortized cost. The remaining securities were primarily composed of CMBS, ABS, and other corporate securities in the financial services sector, of which 75% had a credit rating of BBB or above as of December 31, 2007. The severity of the depression resulted from credit spread widening due to tightened lending conditions and the market's flight to quality securities.

Fixed maturity securities depressed for twelve months or more as of December 31, 2007 were comprised of approximately 350 securities, with the majority of the unrealized loss amount relating to CMBS, corporate fixed maturities within the industrial and financial services sector and ABS. The CMBS in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the results of credit spreads widening from the security purchase date. The recent price depression resulted from widening credit spreads primarily due to tightened lending conditions and the market's flight to quality securities. However, commercial real estate fundamentals still appear strong with delinquencies, defaults and losses holding to relatively low levels. Substantially all of these securities are investment grade securities with an average price of 95% of amortized cost as of December 31, 2007. Future changes in fair value of these securities are primarily dependent on sector fundamentals, credit spread movements and changes in interest rates. Corporate securities in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date primarily due to tightened lending conditions and the market's flight to quality securities. Substantially all of these securities are investment grade with an average price of 95% of amortized cost. Future changes in fair value of these securities are primarily dependent on the extent of future issuer credit losses, return of liquidity, and changes in general market conditions, including interest rates and credit spread movements.

The following table presents amortized cost, fair value, and unrealized losses for the Company's bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                          LESS THAN 12 MONTHS                          12 MONTHS OR MORE
                           AMORTIZED          FAIR              UNREALIZED       AMORTIZED          FAIR
                             COST             VALUE               LOSSES           COST             VALUE
----------------------------------------------------------------------------------------------------------------
U.S. Gov't and Gov't
 agencies & authorities
 -- guaranteed &
  sponsored                    $7,988           $7,967                $(21)         $11,657          $11,506
 -- guaranteed &
  sponsored --  asset-
  backed                       57,489           56,968                (521)         302,471          295,195
States, municipalities &
 political subdivisions        26,164           25,591                (573)          10,000            9,306
International
 Governments                       --               --                  --           14,663           14,216
Public utilities               99,646           98,353              (1,293)         171,165          163,709
All other corporate
 including international      465,006          459,063              (5,943)         671,415          648,191
All other corporate --
 asset-backed                 317,346          314,913              (2,433)         561,586          548,695
                          -----------      -----------          ----------      -----------      -----------
  TOTAL FIXED MATURITIES      973,639          962,855             (10,784)       1,742,957        1,690,818
Common stock --
  unaffiliated                     --               --                  --              516              507
Common stock --
 affiliated                        --               --                  --           36,884            5,815
Preferred stock --
  unaffiliated                 83,674           82,501              (1,173)          99,048           94,923
                          -----------      -----------          ----------      -----------      -----------
            TOTAL EQUITY       83,674           82,501              (1,173)         136,448          101,245
                          -----------      -----------          ----------      -----------      -----------
        TOTAL SECURITIES   $1,057,313       $1,045,356            $(11,957)      $1,879,405       $1,792,063
                          -----------      -----------          ----------      -----------      -----------

                          12 MONTHS OR MORE                              TOTAL
                              UNREALIZED        AMORTIZED            FAIR                UNREALIZED
                                LOSSES            COST               VALUE                 LOSSES
------------------------  -------------------------------------------------------------------------------
U.S. Gov't and Gov't
 agencies & authorities
 -- guaranteed &
  sponsored                        $(151)           $19,645            $19,473                  $(172)
 -- guaranteed &
  sponsored --  asset-
  backed                          (7,276)           359,960            352,163                 (7,797)
States, municipalities &
 political subdivisions             (694)            36,164             34,897                 (1,267)
International
 Governments                        (447)            14,663             14,216                   (447)
Public utilities                  (7,456)           270,811            262,062                 (8,749)
All other corporate
 including international         (23,224)         1,136,421          1,107,254                (29,167)
All other corporate --
 asset-backed                    (12,891)           878,932            863,608                (15,324)
                              ----------      -------------      -------------          -------------
  TOTAL FIXED MATURITIES         (52,139)         2,716,596          2,653,673                (62,923)
Common stock --
  unaffiliated                        (9)               516                507                     (9)
Common stock --
 affiliated                      (31,069)            36,884              5,815                (31,069)
Preferred stock --
  unaffiliated                    (4,125)           182,722            177,424                 (5,298)
                              ----------      -------------      -------------          -------------
            TOTAL EQUITY         (35,203)           220,122            183,746                (36,376)
                              ----------      -------------      -------------          -------------
        TOTAL SECURITIES        $(87,342)        $2,936,718         $2,837,419               $(99,299)
                              ----------      -------------      -------------          -------------

The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain items non-admitted for U.S. Statutory rules if applicable in the Statements of Admitted Assets, Liabilities and Surplus. The Company does not have any current plans to dispose of this investment.

As of December 31, 2006, fixed maturities represented approximately 63% of the Company's total unrealized loss amount which was comprised of approximately 590 different securities. Approximately 90% of the total unrealized loss amount was comprised of securities with fair value to amortized cost ratios as of December 31, 2005 greater than 90%. The Company held no securities as of December 31, 2005 that were in an unrealized loss position in excess of $2,359.

Securities in an unrealized loss position for less than twelve months were comprised of approximately 190 securities of which 96%, or $10,407, were comprised of securities with fair value to amortized cost ratios at or greater than 85%. The majority of these securities are investment grade securities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2006 were comprised of approximately 400 securities. Of the twelve months or more unrealized loss amount 91%, or $47,628, was comprised of securities with fair value to amortized cost ratios as of December 31, 2006 greater than 90%. The majority of the securities depressed for twelve months or more are investment grade securities depressed primarily due to changes in interest rates from the date of purchase.

The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates.

4. INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member of the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company was filing a separate Federal income tax return.

(a) The components of the net deferred tax asset/(liability) as of December 31, are as follows:

                                                  2007              2006
--------------------------------------------------------------------------------
Total of all deferred tax assets (admitted
 and non-admitted)                                $610,815         $598,106
Total of all deferred tax liabilities             (116,655)         (44,644)
                                              ------------       ----------
Net deferred assets (admitted and
 non-admitted)                                     494,160          553,462
Net admitted deferred assets                       145,516           91,537
                                              ------------       ----------
Total deferred tax assets non-admitted            $348,644         $461,925
Increase in deferred taxes non-admitted          $(113,281)         $46,114
                                              ------------       ----------

(b) There were no unrecognized deferred tax liabilities.

(c) The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities as of December 31, are as follows:

                                         2007       2006            2005
--------------------------------------------------------------------------------
Federal                                  $88,449    $31,961         $42,463
Federal income tax on capital gains        4,248     (4,248)         (5,439)
                                       ---------  ---------       ---------
        CURRENT INCOME TAXES INCURRED    $92,697    $27,713         $37,024
                                       ---------  ---------       ---------

The changes in the main components of deferred tax assets and deferred tax liabilities are as follows:

Deferred tax assets resulting from book/tax difference:

                                        2007         2006         CHANGE
--------------------------------------------------------------------------------
Reserves                                 $25,989      $50,141      $(24,152)
Tax DAC                                  283,943      266,428        17,515
Unrealized Losses                         54,684       28,465        26,219
Bonds and Other Investments               53,588       30,220        23,368
Minimum Tax Credit/Foreign Tax
 Credits                                 164,056      184,765       (20,709)
Other                                     28,555       38,087        (9,532)
                                     -----------  -----------  ------------
          TOTAL DEFERRED TAX ASSETS     $610,815     $598,106       $12,709
                                     -----------  -----------  ------------
   DEFERRED TAX ASSETS NON-ADMITTED     $348,644     $461,925     $(113,281)
                                     -----------  -----------  ------------

Deferred tax liabilities resulting from book/tax difference:

                                 2007              2006            CHANGE
--------------------------------------------------------------------------------
Bonds and Other Investments          $ --         $(21,397)         $21,397
Accrued Deferred
 Compensation                      (2,153)          (4,627)           2,474
Reserves                          (87,097)              --          (87,097)
Deferred and Uncollected          (19,853)         (17,661)          (2,192)
Other                              (7,552)            (959)          (6,593)
                             ------------       ----------       ----------
         TOTAL DEFERRED TAX
                LIABILITIES     $(116,655)        $(44,644)        $(72,011)
                             ------------       ----------       ----------
TOTAL ADMITTED DEFERRED TAX
                     ASSETS      $145,516          $91,537          $53,979
                             ------------       ----------       ----------

                                  2007              2006           CHANGE
--------------------------------------------------------------------------------
Total deferred tax assets         $610,815         $598,106         $12,709
Total deferred tax
 liabilities                      (116,655)         (44,644)        (72,011)
                               -----------       ----------       ---------
Net deferred tax asset
 (liability)                      $494,160         $553,462        $(59,302)
Adjust for stock compensation
 transfer                                                             2,630
Adjust for change in deferred
 tax on unrealized gains
 (losses)                                                           (26,219)
                                                                  ---------
Adjustment change in net
 deferred income tax                                               $(82,891)
                                                                  ---------

(d) The Company's income tax expense and change in deferred tax assets and deferred tax liabilities as of December 31, differs from the amount obtained by applying the Federal statutory rate of 35% to the Net Gain from Operations Before Federal Income Tax Expense for the following reasons:

                                             EFFECTIVE                            EFFECTIVE                            EFFECTIVE
                           2007               TAX RATE         2006               TAX RATE          2005               TAX RATE
------------------------------------------------------------------------------------------------------------------------------------
Tax provision at
 statutory rate            $132,025              35.0%         $128,249              35.0%           $89,641              35.0%
Tax preferred
 investments               (100,000)            (26.5)%        (107,070)            (29.2)%         (114,783)            (44.8)%
IMR adjustment               (3,662)             (1.0)%          (6,430)             (1.8)%           (3,643)             (1.4)%
Gain on reinsurance
 booked to surplus           68,051              18.0%               --                --                 --                --
Correction of deferred
 balances                     8,698               2.3%               --                --                 --                --
2005 Tax Return true
 up adjustment                   --                --            (3,636)             (1.0)%               --                --
Foreign Tax Credits         (12,692)             (3.3)%         (11,157)             (3.0)%               --                --
Change in basis of
 reserves booked to
 surplus                     82,901              22.0%               --                --                 --                --
Other                           267               0.1%           (2,719)             (0.7)%           (1,526)             (0.6)%
                        -----------            ------       -----------            ------        -----------            ------
                 TOTAL     $175,588              46.6%          $(2,763)             (0.7)%         $(30,311)            (11.8)%
                        -----------            ------       -----------            ------        -----------            ------

                                              EFFECTIVE                         EFFECTIVE                           EFFECTIVE
                                 2007         TAX RATE         2006              TAX RATE         2005              TAX RATE
---------------------------------------------------------------------------------------------------------------------------------
Federal and foreign income
 tax incurred                     $92,697        24.6%         $27,713              6.8%          $37,025              14.4%
Adjusted change in net
 deferred income taxes             82,891        22.0%         (30,476)            (7.5)%         (67,336)            (26.2)%
                              -----------       -----       ----------            -----        ----------            ------
TOTAL STATUTORY INCOME TAXES     $175,588        46.6%         $(2,763)            (0.7)%        $(30,311)            (11.8)%
                              -----------       -----       ----------            -----        ----------            ------

(e) As of December 31, 2007, the Company had no operating loss carry forward and no foreign tax credit carryforward.

The following are year to date income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2007                                        $66,530
2006                                        $61,303
2005                                        $41,532

(f) The Company's Federal income tax return is consolidated within The Hartford Financial Services Group, Inc. consolidated Federal income tax return. The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses, to the extent the losses provide a benefit in the consolidated return. Intercompany tax balances are settled quarterly.

5. REINSURANCE:

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $248,182 in 2007, an increase of $7,492 from the 2006 balance of $240,690. The total amount of reinsurance credits taken for this agreement is $381,819 in 2007, an increase of $11,527 from the 2006 balance of $370,292.

Effective August 31, 2005, the Company entered into a reinsurance agreement with Hartford Life Insurance K.K. ("HLIKK") (the "Reinsurance Agreement"). Through the Reinsurance Agreement, HLIKK agreed to cede and the Company agreed to reinsure 100% of the risks associated with the in-force and prospective guaranteed minimum income benefits ("GMIB") riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, on the effective date the Company received premiums collected since inception by HLIKK related to the in-force riders of $25,466.

Effective July 31, 2006, the Reinsurance Agreement was modified to include the guaranteed minimum death benefits ("GMDB") on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered premium structure was implemented. On the date of the recapture, the Company forgave the reinsurance premiums collected since inception on all GMIB riders issued prior to April 1, 2005 and paid HLIKK $38,354. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by the Company.

In connection with the Reinsurance Agreement, the Company collected premiums of $47,999 as of December 31, 2007, and $5,313, net of the recaptured premiums, as of December 31, 2006 and holds reserves of $66,677 and $28,863 at December 31, 2007 and 2006, respectively.

Effective September 30, 2007, the Company entered into another reinsurance agreement where HLIKK agreed to cede and the Company agreed to reinsure 100% of the risks associated with the in-force and prospective guaranteed minimum accumulation benefits ("GMAB"), GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. In connection with this agreement, the Company collected premiums of $8,416 as of December 31, 2007 and holds reserves of $8,429 at December 31, 2007.

The amount of reinsurance recoverables from reinsurers was $27,577 and $11,213 at December 31, 2007 and 2006, respectively.

The effect of reinsurance as of and for the years ended December 31, is summarized as follows:

                                                                      DIRECT        ASSUMED         CEDED                NET
---------------------------------------------------------------------------------------------------------------------------------
2007
Aggregate Reserves for Life and
 Accident and Health Policies                                         $6,974,834    $1,050,543    $(2,049,303)         $5,976,074
Policy and Contract Claim Liabilities                                    $47,256       $14,423       $(30,399)            $31,281
Premium and Annuity Considerations                                   $11,045,000      $241,808      $(973,307)        $10,313,501
Death, Annuity, Disability and Other Benefits                           $334,482      $115,945      $(101,185)           $349,242
Surrenders and Other Fund Withdrawals                                $10,633,115      $624,725    $(1,729,032)         $9,528,808

                                                                       DIRECT        ASSUMED         CEDED               NET
---------------------------------------------------------------------------------------------------------------------------------
2006
Aggregate Reserves for Life and Accident and Health Policies           $6,189,958    $1,385,824    $(1,152,935)        $6,422,847
Policy and Contract Claim Liabilities                                     $51,900       $13,508       $(32,773)           $32,635
Premium and Annuity Considerations                                     $9,936,139      $210,011      $(303,845)        $9,842,305
Death, Annuity, Disability and Other Benefits                            $275,788      $106,626       $(83,321)          $299,093
Surrenders and Other Fund Withdrawals                                 $10,086,669      $673,938    $(1,706,377)        $9,054,230

                                                                        DIRECT       ASSUMED         CEDED               NET
---------------------------------------------------------------------------------------------------------------------------------
2005
Aggregate Reserves for Life and
 Accident and Health Policies                                          $5,709,495    $1,474,084    $(1,033,127)        $6,150,452
Policy and Contract Claim Liabilities                                     $21,717        $9,087        $(5,885)           $24,919
Premium and Annuity Considerations                                     $9,133,178      $270,423      $(251,264)        $9,152,337
Death, Annuity, Disability and Other Benefits                            $214,103      $115,716       $(49,707)          $280,112
Surrenders and Other Fund Withdrawals                                  $7,991,353      $624,025    $(1,640,814)        $6,974,564

6. PREMIUM AND ANNUITY CONSIDERATIONS (DEFERRED AND UNCOLLECTED)

The following presents premium and annuity considerations (deferred and uncollected) as of December 31,

                                                            2007
                                               GROSS           NET OF LOADING
--------------------------------------------------------------------------------
TYPE
Ordinary New Business                           $3,418               $3,775
Ordinary Renewal                                45,181               52,893
Group Life                                          30                   56
                                             ---------            ---------
                                      TOTAL    $48,629              $56,724
                                             ---------            ---------

                                                            2006
                                               GROSS           NET OF LOADING
--------------------------------------------------------------------------------
TYPE
Ordinary New Business                           $4,060               $4,785
Ordinary Renewal                                38,012               45,615
Group Life                                          32                   60
                                             ---------            ---------
                                      TOTAL    $42,104              $50,460
                                             ---------            ---------

7. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions and payments of dividends. Investment management fees were allocated by Hartford Investment Management Company and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by The Hartford.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. During 2006 the Company revised its method of allocating certain indirect expenses.

The Company has also invested in bonds of its indirect affiliate, HL Investment Advisors, Inc., and common stock of its subsidiary, Hartford Life, Ltd. The HL Investment Advisors, Inc. bond was sold in December 2007.

Effective November 1, 2007, the Company has entered into a coinsurance with funds withheld and a modified coinsurance reinsurance agreement with Champlain Life Reinsurance Company, an affiliated reinsurance company domiciled in Vermont. The reinsurer is unauthorized in the State of Connecticut. This Agreement takes into account State of Vermont prescribed practice that allows a letter of credit to back a certain portion of statutory reserves and a prescribed practice for the reinsurer to recognize a net liability for inuring YRT reinsurance contracted by the ceding company. The letter of credit held by the affiliated reinsurer has been assigned to the Company and as such also provides collateral for the unauthorized reinsurance. The increase in surplus, net of federal income tax, resulting from the reinsurance agreement is $194,430 and is identified separately on the Admitted Assets, Liabilities and Surplus statement. This surplus benefit will be amortized into income on a net of tax basis as earnings emerge from the business reinsured, resulting in a net zero impact to surplus.

At December 31, 2007 and 2006, the Company reported $32,272 and $10,339, respectively, as a receivable from and $41,011 and $30,498, respectively, as a payable to parents, subsidiaries and affiliates. The terms of the written settlement agreement require that these amounts be settled generally within 30 days.

Related party transactions may not be indicative of the costs that would have been incurred on a stand alone basis.

For additional information, see Notes 4, 5, 8 and 11.

8. PENSION, RETIREMENT, AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

All employees hired by The Hartford's life insurance companies are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of group pension contracts sold by affiliates. The costs that were allocated to the Company for pension related expenses were $12,807, $10,717 and $8,226 for 2007, 2006 and 2005, respectively.

Employees of The Hartford's life insurance companies are also provided, through The Hartford, certain health care and life insurance benefits for eligible retired employees. The contribution for health care benefits depends on the retiree's date of retirement and years of service. In addition, this benefit plan has a defined dollar cap, which limits average company contributions. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense allocated to the Company was not material to the results of operations for 2007, 2006 or 2005.

Substantially all employees of the Company are eligible to participate in the Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In addition, the Company allocates 1.5% of base salary to the plan for each eligible employee earning less than $100,000 and 0.5% of base salary for all other eligible employees. The cost allocated to the Company for the years ended December 31, 2007 and 2006 and 2005 was $5,528 and $4,113 and $3,326,
respectively.

9. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, Federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. Dividends are paid as determined by the Board of Directors and are not cumulative. In 2007 and 2006, dividends of $207,000 and $115,000, respectively, were paid. In 2005, no dividends were paid or declared. The amount available for dividends in 2008 is approximately $366,275.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses is $114,240.

10. SEPARATE ACCOUNTS:

The Company maintained separate account assets totaling $81,072,392 and $76,317,895 as of December 31, 2007 and 2006, respectively. Separate account assets are segregated from other investments and reported at fair value. Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the general account Statements of Operations as a component of Net Transfers to Separate Accounts. The Company's separate accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations.

Separate account fees, net of minimum guarantees, were $1,542,870, $1,378,577 and $1,369,610 for the years ended December 31, 2007, 2006 and 2005, respectively, and are recorded as a component of fee income on the Company's statutory basis Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2007 is as follows:

                                                              NONINDEXED
                                                              GUARANTEED                                NON-
                                                              LESS THAN           NONINDEXED         GUARANTEED
                                                               OR EQUAL           GUARANTEED          SEPARATE
                                                                TO 4%            MORE THAN 4%         ACCOUNTS         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1. Premiums considerations or deposits for the year ended
 2006                                                            $ --                $ --              $7,121,542      $7,121,542
2. Reserves @ year end                                             --                  --                      --              --
  I. For accounts with assets at:                                  --                  --                      --              --
      a. Market value                                              --                  --              78,639,797      78,639,797
      b. Amortized cost                                            --                  --                      --              --
                                                                 ----                ----          --------------  --------------
      c. Total reserves                                          $ --                $ --             $78,639,797     $78,639,797
                                                                 ----                ----          --------------  --------------
  II. By withdrawal characteristics:
      a. Subject to discretionary withdrawal                     $ --                $ --                    $ --            $ --
      b. With MVA adjustment                                       --                  --                      --              --
      c. @ BV without MV adjustment and with surrender
       charge of 5% or more                                        --                  --                      --              --
      d. @ Market value                                            --                  --              78,520,741      78,520,741
      e. @ BV without MV adjustment and with surrender
       charge less than 5%                                         --                  --                      --              --
                                                                 ----                ----          --------------  --------------
      f. Subtotal                                                $ --                $ --             $78,520,741     $78,520,741
      g. Not subject to discretionary withdrawal                   --                  --                 119,056         119,056
                                                                 ----                ----          --------------  --------------
      h. Total                                                   $ --                $ --             $78,639,797     $78,639,797
                                                                 ----                ----          --------------  --------------

Below is the reconciliation of Net Transfers (from) to Separate Accounts as of December 31,

                                                                           2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
Transfer to Separate Accounts                                             $7,121,542          $6,907,635          $6,181,003
Transfer from Separate Accounts                                           (7,340,251)         (7,637,822)         (5,041,408)
                                                                       -------------       -------------       -------------
Net Transfer (from) to Separate Accounts                                    (218,708)           (730,187)          1,139,595
Internal Exchanges & Other Separate Account Activity                         (18,445)             55,063              52,973
                                                                       -------------       -------------       -------------
Transfer (from) to Separate Accounts on the Statement of Operations        $(237,153)          $(675,124)         $1,192,568
                                                                       -------------       -------------       -------------

11. CORRECTION OF ERRORS:

During an analysis of reserving systems in 2007, the Company discovered an error in the reserves for certain individual annuity products. These annuity products have a 4 year surrender charge, however, they were coded in the reserving system with a 7 year surrender charge. As a result reported reserves have been understated and surplus has been overstated. The correction related to prior years was booked directly to reserves and surplus in the amount of $32,469.

During an analysis of federal income taxes in 2007, the Company discovered an error in the liability relating to prior years. A portion of total taxes has been inadvertently misclassified between current and deferred taxes, and inadvertently misallocated among certain affiliates. As a result, the reported current federal income tax recoverable and surplus have been understated. The correction was booked directly to federal income tax recoverable and surplus in the amount of $36,656. The net admitted deferred tax asset is unaffected, as the adjustment to the total deferred tax asset is offset by a change in the nonadmitted portion.

12. COMMITMENTS AND CONTINGENT LIABILITIES:

(A) LITIGATION

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the consolidated financial condition of the Company.

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without taking any action. Under the terms of the Agreement, The Hartford paid $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty.

Hartford Life & Annuity recorded charges of $50 million, after-tax, in the aggregate through the second quarter of 2007 to establish a reserve for the market timing matters.

(B) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $519, $308 and $1,450 in 2007, 2006 and 2005, respectively, of which $480, $279 and
$1,020 in 2007, 2006 and 2005, respectively, increased the creditable amount against premium taxes. The Company has a guaranty fund receivable of $3,881 and $3,914 as of December 31, 2007 and 2006, respectively.

(C) LEASES

As discussed in Note 7, transactions with The Hartford include rental of facilities and equipment. The rent paid by the Company to Hartford Fire for space occupied was $12,104, $15,719 and $16,470 in 2007, 2006 and 2005,
respectively. Future minimum rental commitments are as follows:

2008                                7,870
2009                                5,068
2010                                3,654
2011                                2,246
Thereafter                          1,482
                                ---------
Total                             $20,320
                                ---------

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Simsbury, Connecticut. The Company's allocated rental expense is recognized over the term of the primary sublease for the facility located in Simsbury, Connecticut, which expires on December 31, 2010, and amounted to $4,953, $4,891 and $12,860 in 2007, 2006 and
2005, respectively.

(D) TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and the Company expects the audit to be concluded in early 2008. The 2004 through 2006 examination will begin in 2008. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to the actual FTC's passed through by the mutual funds.

(E) FUNDING OBLIGATION

At December 31, 2007, the Company had an outstanding commitment totaling $16,373, of which $10,532 related to funding limited partnership investments and $5,841 related to a mortgage loan funding that has commitment period that expires in less than one year.

                                     *****

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                     SCHEDULE I -- SELECTED FINANCIAL DATA
                               DECEMBER 31, 2007
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

INVESTMENT INCOME EARNED:
 U.S. Government Bonds                                               $2,359
 Bonds Exempt from U.S. Tax                                              45
 Other Bonds (unaffiliated)                                         311,409
 Bonds of Affiliates                                                    910
 Preferred Stocks (unaffiliated)                                     15,327
 Preferred Stocks of affiliates                                          --
 Common Stocks (unaffiliated)                                           748
 Common Stocks of affiliates                                             --
 Mortgage Loans                                                      17,414
 Real Estate                                                          1,805
 Contract loans                                                      21,532
 Cash/short-term Investments                                         20,579
 Derivative Instruments                                             (16,152)
 Other Invested Assets                                                   --
 Aggregate Write-ins for Investment Income                            7,373
                                                              -------------
 GROSS INVESTMENT INCOME                                            383,349
 Less: Investment Expenses                                           34,912
                                                              -------------
                                       NET INVESTMENT INCOME       $348,437
                                                              -------------
REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES:                  $27,569
                                                              -------------
MORTGAGE LOANS -- BOOK VALUE:
 Farm Mortgages                                                     $14,319
 Residential Mortgages                                                   --
 Commercial Mortgages                                               336,209
                                        TOTAL MORTGAGE LOANS       $350,528
                                                              -------------
MORTGAGE LOANS BY STANDING -- BOOK VALUE:
 Good Standing                                                     $350,528
 Good Standing with Restructured Terms                                   --
 Interest Overdue More Than 90 Days                                      --
 Not In Foreclosure                                                      --
 Foreclosure In Process                                                  --
OTHER LONG TERM ASSETS -- STATEMENT VALUE:                           $9,672
                                                              -------------
COLLATERAL LOANS                                                       $ --
                                                              -------------
BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES --
BOOK VALUE:
 Bonds                                                                 $ --
 Preferred Stocks                                                        --
 Common Stocks                                                        6,663
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY AND CLASS:
By Maturity -- Statement Value
 Due within one year or less                                       $794,682
 Over 1 year through 5 years                                      1,960,800
 Over 5 years through 10 years                                    2,005,158
 Over 10 years through 20 years                                     617,377
 Over 20 years                                                      704,118
                                                              -------------
                                           TOTAL BY MATURITY     $6,082,135
                                                              -------------
By Class -- Statement Value
 Class 1                                                         $4,518,111
 Class 2                                                          1,377,489
 Class 3                                                            163,975
 Class 4                                                             17,394
 Class 5                                                              4,286
 Class 6                                                                880
                                                              -------------
                                              TOTAL BY CLASS     $6,082,135
                                                              -------------

Total Publicly Traded                                                 $4,285,074
Total Privately Placed                                                 1,797,061
                                                                   -------------
                                              TOTAL BY MAJOR TYPE     $6,082,135
                                                                   -------------
INVESTMENT BALANCES:
 Preferred Stocks -- Statement Value                                    $301,811
 Common Stocks -- Market Value                                            14,747
 Short-Term Investments -- Book Value                                    476,505
 Options, Caps, and Floors Owned -- Statement Value                      404,762
 Options, Caps, and Floors Written and Inforce -- Statement Value             --
 Collar, Swap, and Forward Agreements Open -- Statement Value             61,489
 Financial Futures Contracts Open -- Current Value                       399,820
 Cash on Deposit                                                          71,359
 Cash Equivalents                                                         17,419
LIFE INSURANCE IN FORCE:
 Industrial                                                                 $ --
 Ordinary                                                             79,464,073
 Credit Life                                                                  --
 Group Life                                                              197,838
AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER:
 Ordinary Policies                                                       $52,276
POLICIES WITH DISABILITY PROVISIONS IN FORCE:
 Industrial                                                                 $ --
 Ordinary                                                              5,347,444
 Credit Life                                                                  --
 Group Life                                                                5,670
SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary -- Not Involving Life Contingencies
 Amount on Deposit                                                          $ --
 Income Payable                                                               --
Ordinary -- Involving Life Contingencies
 Amount on Deposit                                                            $1
 Income Payable                                                            3,390
Group -- Not Involving Life Contingencies
 Amount on Deposit                                                          $ --
 Income Payable                                                               --
Group -- Involving Life Contingencies
 Amount on Deposit                                                          $ --
 Income Payable                                                               --
ANNUITIES:
Ordinary:
 Immediate -- Amount of Income Payable                                   $45,960
 Deferred -- Fully Paid Account Balance                               80,673,716
 Deferred -- Not Fully Paid -- Account Balance                            95,478
Group:
 Amount of Income Payable                                                    $79
 Fully Paid Account Balance                                              355,682
 Not Fully Paid -- Account Balance                                            --
ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
 Group                                                                      $ --
 Credit                                                                       --
 Ordinary                                                                  1,127
DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
 Deposit Funds -- Account Balance                                        $39,202
 Dividend Accumulations -- Account Balance                                   129

CLAIM PAYMENTS:
Group Accident & Health
 2007                                                                       $ --
 2006                                                                         --
 2005                                                                         --
 2004                                                                         --
 2003                                                                         --
 Prior                                                                        --
Other Accident & Health
 2007                                                                       $563
 2006                                                                        257
 2005                                                                        112
 2004                                                                         33
 2003                                                                        145
 Prior                                                                       766
Other Coverages that use Development Methods to Calculate Claim
 Reserves
 2007                                                                       $ --
 2006                                                                         --
 2005                                                                         --
 2004                                                                         --
 2003                                                                         --
 Prior                                                                        --

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                   SCHEDULE II -- SUMMARY INVESTMENT SCHEDULE
                               DECEMBER 31, 2007
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

                                                                                                       ADMITTED ASSETS AS
                                                                   GROSS INVESTMENT                     REPORTED IN THE
                                                                       HOLDINGS                         ANNUAL STATEMENT
                  INVESTMENTCATEGORIES                       AMOUNT             PERCENTAGE       AMOUNT             PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
1. Bonds:
  1.1 U.S. treasury securities                                 $21,767               0.3           $21,767               0.3
  1.2 U.S. government agency obligations (excluding
   mortgage-backed securities):
     1.21 issued by U.S. government agencies                        --                --                --                --
     1.22 issued by U.S. government sponsored agencies              --                --                --                --
  1.3 Foreign government (including Canada, excluding            5,071               0.1             5,071               0.1
   mortgage-backed securities)
  1.4 Securities issued by states, territories and
   possessions and political subdivisions in the U.S:
     1.41 State, territories, and possessions general            1,155                --             1,155                --
      obligations
     1.42 Political subdivisions of states, territories             --                --                --                --
      & possessions & political subdivisions general
      obligations
     1.43 Revenue and assessment obligations                    35,000               0.4            35,000               0.4
     1.41 Industrial development and similar obligations            --                --                --                --
  1.5 Mortgage-backed securities (includes residential
   and commercial MBS):
     1.51 Pass-through securities:
         1.511 Issued or guaranteed by GNMA                     18,344               0.2            18,344               0.2
         1.512 Issued or guaranteed bly FNMA and FHLMC         377,186               4.8           377,186               4.8
         1.513 All other                                            --                --                --                --
     1.52 CMOs and REMICs:
         1.521 Issued or guaranteed by GNMA, FNMA, and         148,490               1.9           148,490               1.9
          FHLMC or VA
         1.522 Issued by non-U.S. Government issuers and            --                --                --                --
          collateralized by MBS issued or guaranteed by
          GNMA, FNMA, FHLMC or VA
         1.523 All other                                     2,089,693              26.7         2,089,693              26.7
2. Other debt and other fixed income securities
 (excluding short-term):
  2.1 Unaffiliated domestic securities (includes credit      1,821,585              23.2         1,821,585              23.2
   tenant loans rated by the SVO)
  2.2 Unaffiliated foreign securities                        1,087,341              13.9         1,087,341              13.9
  2.3 Affiliated securities                                         --                --                --                --
3. Equity Interests:
  3.1 Investment in mutual funds                                 8,084               0.1             8,084               0.1
  3.2 Preferred stocks:
     3.21 Affiliated                                                --                --                --                --
     3.22 Unaffiliated                                         301,811               3.9           301,811               3.9
  3.3 Publicly traded securities (excluding preferred
   stocks):
     3.31 Affiliated                                                --                --                --                --
     3.32 Unaffiliated                                              --                --                --                --
  3.4 Other equity securities:
     3.41 Affiliated                                             6,663               0.1             6,663               0.1
     3.42 Unaffiliated                                              --                --                --                --
  3.5 Other equity securities including tangible
   personal property under lease:
     3.51 Affiliated                                                --                --                --                --
     3.52 Unaffiliated                                              --                --                --                --
4. Mortgage loans:
  4.1 Construction and land development                             --                --                --                --
  4.2 Agricultural                                                  --                --                --                --
  4.3 Single family residential properties                          --                --                --                --
  4.4 Multifamily residential properties                            --                --                --                --
  4.5 Commercial loans                                         350,528               4.5           350,528               4.5
  4.6 Mezzanine real estate loans                                   --                --                --                --
5. Real estate investments
  5.1 Property occupied by company                              27,569               0.4            27,569               0.4
  5.2 Property held for production of income                        --                --                --                --
  5.3 Property held for sale                                        --                --                --                --
6. Policy Loans                                                343,773               4.4           343,773               4.4
7. Receivables for securities                                  146,476               1.9           146,476               1.9
8. Cash and short-term investments                             565,283               7.2           565,283               7.2
9. Other invested assets                                       483,357               6.2           483,357               6.2
                                                          ------------            ------       -----------            ------
10. TOTAL INVESTED ASSETS                                   $7,839,176             100.0        $7,839,176             100.0
                                                          ------------            ------       -----------            ------

                SCHEDULE III -- INVESTMENT RISKS INTERROGATORIES

                                  Due April 1
                      For the year ended December 31, 2007
                 Of HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               Address (City, State, Zip Code): SIMSBURY CT 06089

    NAIC Group Code        0091        NAIC Company Code         71153              Employer's ID Number               39-1052598

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on        $8,275,384,866
 Page 2 of this annual statement.

2.   Ten largest exposures to a single issuer/borrower/investment.

                                                                                                    4
                                                                                                PERCENTAGE
                                                             2                                   OF TOTAL
                        1                               DESCRIPTION                3             ADMITTED
                     ISSUER                             OF EXPOSURE             AMOUNT            ASSETS
---------------------------------------------------------------------------------------------------------------------------------
  2.01 SHORT TERM INVESTMENT POOL (STIP)           BOND                         $297,454,961           3.594  %
  2.02 GOLDENTREE LOAN OPPORTUNITIES               BOND                         $125,000,000           1.511  %
  2.03 JP MORGAN TREASURY PLUS                     BOND                          $79,293,511           0.958  %
  2.04 NORTHWOODS CAPITAL LTD WOODS_07-8A          BOND                          $75,000,000           0.906  %
  2.05 BANK OF NEW YORK CASH RESERVE ACCT          BOND                          $62,599,084           0.756  %
  2.06 HTFD REGENCY CENTERS FIXED LIFE             MORTGAGE LOAN                 $60,000,000           0.725  %
  2.07 UNION PACIFIC CORPORATION                   BOND                          $60,000,000           0.725  %
  2.08 HUTCHISON WHAMPOA LIMITED                   BOND                          $56,650,421           0.685  %
  2.09 CBS CORP                                    BOND                          $55,160,453           0.667  %
  2.10 PARCS LTD                                   BOND                          $49,825,283           0.602  %

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

BONDS                                                                  1                           2
---------------------------------------------------------------------------------------------------------------------------------
  3.01 NAIC-1                                                                $4,518,110,874          54.597  %
  3.02 NAIC-2                                                                $1,377,489,022          16.646  %
  3.03 NAIC-3                                                                  $163,975,331           1.981  %
  3.04 NAIC-4                                                                   $17,394,081           0.210  %
  3.05 NAIC-5                                                                    $4,285,823           0.052  %
  3.06 NAIC-6                                                                      $880,000           0.011  %

PREFERRED STOCKS                                                       3                           4
---------------------------------------------------------------------------------------------------------------------------------
  3.07 P/RP-1                                                                  $147,902,029           1.787  %
  3.08 P/RP-2                                                                  $122,237,327           1.477  %
  3.09 P/RP-3                                                                   $31,362,160           0.379  %
  3.10 P/RP-4                                                                             $           0.000  %
  3.11 P/RP-5                                                                      $309,220           0.004  %
  3.12 P/RP-6                                                                             $           0.000  %

4.   Assets held in foreign investments:

  4.01 Are assets held in foreign                             Yes / / No x
   investments less than 2.5% of the
   reporting entity's total admitted
   assets?
  4.02 Total admitted assets held in         $1,074,069,210          12.979%
   foreign investments
  4.03 Foreign-currency-denominated            $248,406,483           3.002%
   investments
  4.04 Insurance liabilities denominated                  $           0.000%
   in that same foreign currency
  If response to 4.01 above is yes,
   responses are not required for
   interrogatories 5-10.

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                       1                           2
---------------------------------------------------------------------------------------------------------------------------------
  5.01 Countries rated NAIC-1                                                $1,074,069,210          12.979%
  5.02 Countries rated NAIC-2                                                             $           0.000%
  5.03 Countries rated NAIC-3 or below                                                    $           0.000%

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                                          1                           2
                                                       ---------------------------------------  --------------
     Countries rated NAIC-1:
  6.01 Country: CAYMAN ISLANDS                                                    $289,516,077           3.499%
  6.02 Country: UNITED KINGDOM                                                    $168,863,880           2.041%
     Countries rated NAIC-2:
  6.03 Country:                                                                              $           0.000%
  6.04 Country:                                                                              $           0.000%
     Countries rated NAIC-3 or below:
  6.05 Country:                                                                              $           0.000%
  6.06 Country:                                                                              $           0.000%

                                                                       1                           2
---------------------------------------------------------------------------------------------------------------------------------
7.   Aggregate unhedged foreign currency exposure:                                        $           0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

  8.01 Countries rated NAIC-1                                                                $           0.000%
  8.02 Countries rated NAIC-2                                                                $           0.000%
  8.03 Countries rated NAIC-3 or below                                                       $           0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                                        1                           2
---------------------------------------------------------------------------------------------------------------------------------
     Countries rated NAIC-1:
  9.01 Country:                                                                            $           0.000%
  9.02 Country:                                                                            $           0.000%
     Countries rated NAIC-2:
  9.03 Country:                                                                            $           0.000%
  9.04 Country:                                                                            $           0.000%
     Countries rated NAIC-3 or below:
  9.05 Country:                                                                            $           0.000%
  9.06 Country:                                                                            $           0.000%

10.  Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                 1                        2
              ISSUER                 NAIC RATING        3             4
------------------------------------------------------------------------------------------------
  10.01 GOLDENTREE LOAN              1FE           $125,000,000         1.511%
   OPPORTUNITIES
  10.02 NORTHWOODS CAPITAL LTD       1FE            $75,000,000         0.906%
   WOODS_07-8A
  10.03 HUTCHISON WHAMPOA LIMITED    1FE            $56,650,421         0.685%
  10.04 TELECOM ITALIA S.P.A         2FE            $36,039,407         0.436%
  10.05 COCA-COLA AMATIL LIMITED     1              $34,632,536         0.419%
  10.06 EDIZIONE HOLDING             1FE            $29,241,006         0.353%
  10.07 LLOYDS TSB GROUP PLC         PIA            $27,478,825         0.332%
  10.08 CENT CDO 14 LTD              IFE            $25,200,000         0.305%
  10.09 FRANCE TELECOM               IFE            $24,303,826         0.294%
  10.10 CREDIT AGRICOLE SA           PILFE         $20,000,000          0.242%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

  11.01 Are assets held in Canadian                             Yes / / No x
   investments less than 2.5% of the
   reporting entity's total admitted assets?
   If response to 11.01 is yes, detail is not
   required for the remainder of
   Interrogatory 11.

  11.02 Total admitted assets held in                      $209,209,163       2.528%
   Canadian Investments
  11.03 Canadian currency-denominated                       $12,827,398       0.155%
   investments
  11.04 Canadian-denominated insurance                                $       0.000%
   liabilities
  11.05 Unhedged Canadian currency exposure                           $       0.000%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.

  12.01 Are assets held in investments with                               Yes x No / /
   contractual sales restrictions less than
   2.5% of the reporting entity's total
   admitted assets?

     If response to 12.01 is yes, responses
     are not required for the remainder of
     Interrogatory 12.

                   1                                2                  3
------------------------------------------------------------------------------------------------------
     12.02 Aggregate statement value of                   $              0.000%
      investments with contractual sales
      restrictions:
      Largest 3 investments with
      contractual sales restrictions:
  12.03                                                   $              0.000%
  12.04                                                   $              0.000%
  12.05                                                   $              0.000%

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

  13.01 Are assets held in equity interest less than 2.5% of                        Yes / / No
   the reporting entity's total admitted assets?                                        x
   If response to 13.01 above is yes, responses are not
   required for the remainder of Interrogatory 13.

                   1
             NAME OF ISSUER                           2                   3
---------------------------------------------------------------------------------------------------------
  13.02 LLOYDS TSB GROUP PLC                       $27,478,825              0.332%
  13.03 GOLDMAN SACHS GROUP INC                    $27,459,000              0.332%
  13.04 CREDIT AGRICOLE SA                         $20,000,000              0.242%
  13.05 CHUBB CORPORATION (THE)                    $19,981,421              0.241%
  13.06 BANCO BILBAO VIZCAYA ARGENTARIA            $19,792,200              0.239%
   S.A.
  13.07 BNP PARIBAS                                $19,000,000              0.230%
  13.08 TORONTO-DOMINION BANK (THE)                $14,578,000              0.176%
  13.09 RESONA HOLDINGS INC                        $14,089,908              0.170%
  13.10 NIB CAPITAL NV                             $13,847,931              0.167%
  13.11 SOCIETE GENERALE                           $12,600,000              0.152%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

  14.01 Are assets held in nonaffiliated,                       Yes x No / /
   privately placed equities less than 2.5% of the reporting entity's total admitted assets?
   If response to 14.01 above is yes,
   responses are not required for the
   remainder of Interrogatory 14.

                      1                            2            3
---------------------------------------------------------------------------------------
  14.02 Aggregate statement value of                    $         0.000%
   investments held in nonaffiliated,
   privately placed equities:
   Largest 3 investments held in
   nonaffiliated, privately placed equities:
  14.03                                                 $         0.000%
  14.04                                                 $         0.000%
  14.05                                                 $         0.000%

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

  15.01 Are assets held in general                              Yes x No / /
   partnership interests less than 2.5% of
   the reporting entity's total admitted
   assets?
   If response to 15.01 above is yes,
   responses are not required for the
   remainder of Interrogatory 15.

                      1                            2            3
---------------------------------------------------------------------------------------
  15.02 Aggregate statement value of                    $         0.000%
   investments held in general partnership
   interests:
   Largest 3 investments in general
   partnership interests:
  15.03                                                 $         0.000%
  15.04                                                 $         0.000%
  15.05                                                 $         0.000%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

  16.01 Are mortgage loans reported in                          Yes / / No x
   Schedule B less than 2.5% of the reporting entity's total admitted assets?
   If response to 16.01 above is yes,
   responses are not required for the
   remainder of Interrogatory 16 and
   Interrogatory 17.

                      1
TYPE (RESIDENTIAL, COMMERCIAL, AGRICULTURAL)       2            3
---------------------------------------------------------------------------------------
  16.02 HTFD REGENCY CENTERS FIXED LIFE        $60,000,000        0.725%
  16.03 WACHOVIA MONTCLAIR PLAZA PN 2006       $49,621,270        0.600%
  16.04 FORTIS                                 $41,740,409        0.504%
  16.05 HTFD_1880 CENTURY PARK EAST WHLN 06    $35,000,000        0.423%
  16.06 JPMC DRA PORTFOLIO PNO5                $35,000,000        0.423%
  16.07 HTFD ESTATE ON QUARRY LAKES WHLN 2007  $23,527,504        0.284%
  16.08 HTFD CHANNEL ISLANDS WHLN 2007         $18,753,334        0.227%
  16.09 HTFD ST. JOHNS PROP. HQ BLDG. WHLN 06  $11,431,811        0.138%
  16.10 PRINCIPAL SANDS POINT PN 06            $11,427,989        0.138%
  16.11 KB FISERVE BLDG WHLN 06                $7,849,189         0.095%

     Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

                                                              LOANS
---------------------------------------------------------------------------------------
  16.12 Construction loans                              $         0.000%
  16.13 Mortgage loans over 90 days past due            $         0.000%
  16.14 Mortgage loans in the process of                $         0.000%
   foreclosure
  16.15 Mortgage loans foreclosed                       $         0.000%
  16.16 Restructured mortgage loans                     $         0.000%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                    RESIDENTIAL                    COMMERCIAL                         AGRICULTURAL
        LOAN-TO-VALUE             1            2                3                 4                 5                 6
--------------------------------------------------------------------------------------------------------------------------------
  17.01 above 95%                    $        0.000%      $                       0.000%                   $          0.000%
  17.02 91% to 95%                   $        0.000%      $                       0.000%                   $          0.000%
  17.03 81% to 90%                   $        0.000%      $                       0.000%                   $          0.000%
  17.04 71% to 80%                   $        0.000%      $107,080,645            1.294%                   $          0.000%
  17.05 below 70%                    $        0.000%      $195,624,239            2.364%         $14,319,074          0.173%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

  18.01 Are assets held in real estate reported                    Yes x No / /
   less than 2.5% of the reporting entity's total admitted assets?
   If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

      DESCRIPTION                2                 3
--------------------------------------------------------------------------------
  18.02                                   $           0.000  %
  18.03                                   $           0.000  %
  18.04                                   $           0.000  %
  18.05                                   $           0.000  %
  18.06                                   $           0.000  %

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments in mezzanine real estate loans.

  19.01 Are assets held in investments held in mezzanine real      Yes x No / /
   estate loans less than 2.5% of the reporting entity's admitted assets?
   Is response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

           1                     2                 3
--------------------------------------------------------------------------------
  19.02 Aggregate                         $           0.000  %
   statement value of
   investments held in
   mezzanine real
   estate loans Largest
   three investments
   held in mezzanine
   real estate loans.
  19.03                                   $           0.000  %
  19.04                                   $           0.000  %
  19.05                                   $           0.000  %

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                                                        AT END OF EACH QUARTER
                                         AT YEAR-END                      1ST QTR                2ND QTR              3RD QTR
                                      1                  2                   3                      4                    5
---------------------------------------------------------------------------------------------------------------------------------
  20.01 Securities lending (do    $388,665,636           4.697  %          $197,522,197         $224,652,392         $409,563,021
   not include assets held as
   collateral for such
   transactions)
  20.02 Repurchase agreements                $           0.000  %                     $                    $                    $
  20.03 Reverse repurchase                   $           0.000  %                     $                    $                    $
   agreements
  20.04 Dollar repurchase                    $           0.000  %                     $                    $                    $
   agreements
  20.05 Dollar reverse                       $           0.000  %                     $                    $                    $
   repurchase agreements

21. Amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps and floors:

                                           OWNED                                                       WRITTEN
                                     1                  2                                      3                    4
---------------------------------------------------------------------------------------------------------------------------------
  21.01 Hedging                             $           0.000  %                                      $                0.000  %
  21.02 Income generation                   $           0.000  %                                      $                0.000  %
  21.03 Other                    $404,761,614           4.891  %                                      $                0.000  %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

                                                                                       AT END OF EACH QUARTER
                                         AT YEAR-END                      1ST QTR                2ND QTR              3RD QTR
                                      1                 2                    3                      4                    5
---------------------------------------------------------------------------------------------------------------------------------
  22.01 Hedging                     $3,489,804          0.042  %             $3,404,726           $3,081,019           $3,641,617
  22.02 Income generation                    $          0.000  %                      $                    $                    $
  22.03 Replications                  $112,363          0.001  %               $279,371             $219,338             $113,929
  22.04 Other                     $340,510,916          4.115  %            $23,117,070         $340,865,942         $344,677,551

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

                                                                                       AT END OF EACH QUARTER
                                         AT YEAR-END                      1ST QTR                2ND QTR              3RD QTR
                                      1                 2                    3                      4                    5
---------------------------------------------------------------------------------------------------------------------------------
  23.01 Hedging                              $          0.000  %                      $                    $                    $
  23.02 Income generation                    $          0.000  %                      $                    $                    $
  23.03 Replications                         $          0.000  %                      $                    $                    $
  23.04 Other                       $7,779,300          0.094  %             $5,724,450          $13,907,600           $5,077,150

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)    (1)    Resolution of the Board of Directors of Hartford Life and Annuity
              Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
       (2)    Not applicable.
       (3)    (a) Principal Underwriter Agreement.(2)
              (b) Amended and Restated Principal Underwriter Agreement.(3)
       (3)    (c) Form of Dealer Agreement.(2)
       (4)    Form of Individual Flexible Premium Variable Annuity.(4)
       (5)    Form of Application.(4)
       (6)    (a) Certificate of Incorporation of Hartford.(5)
       (6)    (b) Bylaws of Hartford.(5)
       (7)    Form of Reinsurance Agreement.(6)
       (8)    Participation Agreement.(1)
       (9)    Opinion and Consent of Richard J. Wirth, Senior Counsel
       (10)   Consent of Deloitte & Touche LLP.
       (11)   No financial statements are omitted.
       (12)   Not applicable.
       (99)   Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-80732, dated May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-80732, dated May 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9, to the Registration Statement, File No. 333-119415, filed on July 20, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-101923, filed on April 5, 2004.

(5) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-69487, filed on April 9, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, File No. 33-73570 filed on April 12, 1999.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Robert Arena                        Senior Vice President
Simpa Baiye                         Assistant Actuary
David A. Carlson                    Director of Taxes, Senior Vice President
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Senior Vice President
Peter Delehanty                     Senior Vice President
John Giamalis                       Senior Vice President, Treasurer
Christopher M. Grinnell             Assistant Vice President
Daniel R. Guilbert                  Actuary, Vice President
Susan M. Hess                       Assistant Vice President
Charles E. Hunt                     Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Vice President, Chief Compliance Officer
Stephen T. Joyce                    Senior Vice President
Thomas P. Kalmbach                  Vice President and Actuary
John Keenan                         Senior Vice President
Diane Krajewski                     Assistant Vice President
Alan J. Kreczko                     Executive Vice President, General Counsel
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Joseph F. Mahoney                   Vice President
Kenneth A. McCullum                 Senior Vice President and Actuary
Ernest M. McNeill, Jr.              Senior Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Vernon Meyer                        Senior Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Assistant Vice President
Brian Murphy                        Executive Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Sharon Ritchey                      Senior Vice President
Michael J. Roscoe                   Vice President and Actuary
Richard Rubin                       Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Assistant Vice President
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     President, Chief Executive Officer and Chairman of the Board, Director*
Richard J. Wirth                    Assistant Vice President
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, File No. 333-119414, filed on February 8, 2008.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of January 31, 2008, there were 26,934 Contract Owners.

ITEM 28.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     ARTICLE VIII, Section 1(a) of the By-laws of the Depositor (as amended and restated effective July 25, 2000) provides that the Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who was or is a director or officer of the Corporation and who was or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (each, a Proceeding"), by reason of the fact that such a person was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article VIII is hereinafter called an "Indemnitee". Until such final determination is made such former or present director or officer shall be a "Potential Indemnitee" for purposes of this Article VIII. Notwithstanding the foregoing provisions of this Section 1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 5(d)); provided however, that such approval of a majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 5(d)) has occurred.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

       (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account One

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     I)

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (Variable Account
     "A")

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Ten

     Hartford Life Insurance Company - Separate Account Three

     Hartford Life Insurance Company - Separate Account Five

     Hartford Life Insurance Company - Separate Account Seven

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

     Hartford Life and Annuity Insurance Company - Separate Account One

     Hartford Life and Annuity Insurance Company - Separate Account Ten

     Hartford Life and Annuity Insurance Company - Separate Account Three

     Hartford Life and Annuity Insurance Company - Separate Account Five

     Hartford Life and Annuity Insurance Company - Separate Account Six

     Hartford Life and Annuity Insurance Company - Separate Account Seven

     Hart Life Insurance Company - Separate Account One

     Hart Life Insurance Company - Separate Account Two

     American Maturity Life Insurance Company - Separate Account AMLVA

     American Maturity Life Insurance Company - Separate Account One

     Nutmeg Life Insurance Company - Separate Account One

     Servus Life Insurance Company - Separate Account One

     Servus Life Insurance Company - Separate Account Two

       (b) Directors and Officers of HSD

                                                              POSITIONS AND OFFICES
NAME                                                             WITH UNDERWRITER
----------------------------------------------------------------------------------------------------------------
Robert Arena                      Senior Vice President/Business Line Principal and Director
Diana Benken                      Chief Financial Officer and Controller/FINOP
James Davey                       Senior Vice President/Business Line Principal
Peter Delehanty                   Senior Vice President/IIP Marketing
John N. Gamalis                   Treasurer
Stephen T. Joyce                  Senior Vice President/Business Line Principal
Kenneth A. McCullum               Senior Vice President
Vernon Meyer                      Senior Vice President
Brian Murphy                      Director
Mark A. Sides                     Chief Legal Officer and Secretary
Martin A. Swanson                 Vice President/Marketing
John C. Walters                   Chief Executive Officer, President and Director
William Wilcox                    Chief Legal Officer, AML Chief Compliance Officer

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, Connecticut 06115.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All the accounts, books, records or other documents required to be kept by
     Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) Hartford hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 24th day of April, 2008.

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY -
SEPARATE ACCOUNT THREE
(Registrant)

By:    John C. Walters                      *By:   /s/ Richard J. Wirth
       -----------------------------------         -----------------------------------
       John C. Walters,                            Richard J. Wirth
       President, Chief Executive Officer          Attorney-in-Fact
       and Chairman of the Board*

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
(Depositor)

By:    John C. Walters
       -----------------------------------
       John C. Walters,
       Chief Executive Officer and
       Chairman of the Board, President*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Glenn D. Lammey, Chief Financial Officer, Executive Vice
 President, Director*
John C. Walters, President, Chief Executive Officer, Chairman of
 the Board, Director*
Lizabeth H. Zlatkus, Executive Vice President, Director*           *By:   /s/ Richard J. Wirth
                                                                          -----------------------------------
David M. Znamierowski, Executive Vice President, Chief Investment         Richard J. Wirth
 Officer, Director*                                                       Attorney-in-Fact
                                                                   Date:  April 24, 2008

333-101928

                                 EXHIBIT INDEX

      (9)  Opinion and Consent of Richard J. Wirth, Senior Counsel.
     (10)  Consent of Deloitte & Touche LLP.
     (99)  Copy of Power of Attorney.